UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman Sachs & Co. LLC	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2018

Absolute Return Multi-Asset Fund

Goldman Sachs Absolute Return Multi-Asset Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

What Differentiates Goldman Sachs Absolute Return Multi-Asset Fund’s Investment Process?

The Goldman Sachs Absolute Return Multi-Asset Fund (the “Fund”) seeks to deliver consistent returns in all market environments through broad diversification and dynamic management. The Fund aims to provide exposure beyond traditional asset classes, with less dependence on the direction of stock and bond markets, and thoughtfully combines the investment capabilities across Goldman Sachs Asset Management (GSAM).

∎

By investing across asset classes using less-traditional strategies and techniques, we aim to incorporate distinct sources of return into the portfolio that are different from traditional core equities and bond returns

∎	We use a proprietary, factor-based risk-budgeting framework that seeks to balance risk across unique return drivers and active strategies

∎	The Fund seeks to capitalize on the changing economic cycle and tactically adjusts for dislocations in the current environment, with the aim of enhancing returns and mitigating portfolio losses

∎	We seek to profit from opportunities across medium- to shorter-term time horizons and multiple geographies

∎	For over two decades, we have managed multi-asset class solutions for clients including sovereign wealth funds, pension plans, endowments, and foundations

∎	We leverage the insights and alpha generation of GSAM’s 700+ investment professionals in 30 offices around the globe (as of September 30, 2018)

∎	We monitor portfolio risk daily and have a robust risk management framework with multiple layers of oversight at the strategic allocation, security selection and firm levels

Diversification does not protect an investor from market risk and does not ensure a profit. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

FUND RESULTS

Goldman Sachs Absolute Return Multi-Asset Fund

Investment Objective

The Fund seeks to achieve long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions Team discusses the Goldman Sachs Absolute Return Multi-Asset Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 shares generated average annual total returns, without sales charges, of -5.46%, -6.14%, -5.11%, -5.25%, -5.71% and -5.09%, respectively. These returns compare to the 1.85% average annual total return of the Fund’s benchmark, the ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”), during the same time period.

For the period since their inception on April 16, 2018 through October 31, 2018, the Fund’s Class P Shares generated a cumulative total return of -4.14% compared to the 1.25% cumulative total return of the Index.

References to the Fund’s benchmark and to other indices mentioned herein are for informational purposes only, and unless otherwise noted, are not indications of how the Fund is managed. The use of the Index as the Fund’s benchmark does not imply the Fund is being managed like cash and does not imply low risk or low volatility.

Q	What economic and market factors most influenced the Fund during the Reporting Period?

A	During the Reporting Period overall, investor sentiment was most influenced by global economic data, central bank monetary policy, commodity prices, currency movements and geopolitical events.

In November and December 2017, the first two months of the Reporting Period, a mix of strong global economic growth data, higher commodity prices and the absence of hawkish surprises from major central banks supported a continued rally in global equities. (Hawkish tends to suggest higher interest rates; opposite of dovish.) During the fourth calendar quarter as a whole, U.S. equities outpaced global equities, as investors priced in a higher probability of a U.S. corporate tax rate cut. Emerging markets stocks outperformed their developed markets peers, thanks to steady economic data emanating from China, higher commodity prices and improving exports. In November 2017, the U.S. President nominated Jerome Powell to replace Janet Yellen as Federal Reserve (“Fed”) chair. In December, Fed policymakers raised short-term interest rates and upgraded their cumulative growth projections after taking into account the potential impact of a corporate tax cut included in the tax reform legislation passed by the U.S. Congress that same month. In the fixed income markets, the 10-year U.S. Treasury yield rose during the fourth calendar quarter overall, driven by low inflation and market expectations of tax cuts. In commodities, crude oil prices rallied more than 10% as the market anticipated an extension of the Organization of the Petroleum Exporting Countries’ production cuts. Metals also rallied, with base metals outperforming precious metals amid continuing strong global economic growth and steady Chinese economic data. Overall, the fourth quarter of 2017 was noteworthy for investors’ broad “risk on” sentiment, or reduced risk aversion, as equities, bond yields and commodity prices all moved higher. The U.S. dollar weakened versus other developed markets currencies.

After a strong finish to 2017, the first quarter of 2018 saw increased volatility, and global equity markets experienced their first pullback after rallying for eight consecutive calendar quarters. Global equity prices peaked during the last week of January 2018 before retreating on news of stronger than expected U.S. wage growth data in early February. In addition to the wage growth data, which led investors to anticipate a faster pace of Fed interest rate hikes, rising concerns about potential trade protectionism and worsening market sentiment about U.S. information technology stocks weighed on global equity prices. In the second half of March

FUND RESULTS

2018, U.S. information technology stocks sold off due to investor concerns about data privacy. During the first calendar quarter overall, macroeconomic data moderated in the developed markets, particularly in Europe and Japan. Emerging markets equities generally outperformed developed markets equities because of what many considered to be attractive valuations and because of the comparatively stronger economic data within emerging markets countries as well as higher commodity prices. In the fixed income markets, the 10-year U.S. Treasury yield rose during the first quarter of 2018, driven by the Fed’s decision to raise short-term interest rates at its March policy meeting as well as by a modest pickup in inflation and a higher than expected U.S. fiscal deficit. The outcome of the Fed’s policy meeting was generally considered dovish by investors but was also in line with market expectations. The U.S. dollar continued to weaken relative to other major developed markets currencies during the first calendar quarter.

During the second quarter of 2018, developed markets equities generated positive returns, while emerging markets equities experienced broad-based weakness. Two large themes were at play: 1) divergence between U.S. economic growth compared to that of the rest of the world and 2) continued escalation of trade tensions. Within developed markets, U.S., U.K., European and Japanese equities rallied. U.K. export-driven stocks, in particular, benefited strongly from the depreciation of the British pound versus other major currencies. Meanwhile, emerging markets equities substantially underperformed developed markets stocks, as emerging markets’ economic growth slowed and disputes between the U.S. and China about trade tariffs soured investors’ appetite for emerging markets assets in general. Broad-based selling also contributed to the weakness of emerging markets stocks. Within fixed income, the 10-year U.S. Treasury yield rose, as U.S. macroeconomic data remained relatively strong, inflation increased and crude oil prices rose. The U.S. dollar strengthened against major currencies, driven by comparatively better U.S. economic growth and tighter Fed monetary policy. At its June 2018 policy meeting, the Fed raised short-term interest rates. The Mexican peso and euro were among those currencies experiencing some of the largest drops versus the U.S. dollar. Weakening appetite for emerging markets assets and the looming Mexican presidential election weighed on the Mexican peso, while slower Eurozone economic growth and a dovish European Central Bank (“ECB”) pressured the euro. Meanwhile, moderating global economic growth and escalating trade tensions weighed on the prices of metals, such as copper, and the stronger U.S. dollar pushed down gold prices.

In the third quarter of 2018, global economic growth continued to moderate, especially outside of the U.S. At the same time, U.S.-China trade tensions escalated, leading to tariffs of $250 billion on U.S. imports from China. In terms of monetary policy, the Fed raised short-term interest rates at its September policy meeting and signaled one more hike in 2018. Global equities overall posted gains during the third calendar quarter, driven by a rally in developed markets stocks. Within developed markets stocks, U.S. equities outperformed, recording one of their highest returning quarters in five years due to strong corporate earnings and economic data. European equities retreated, as softer economic activity and concerns around Italy weighed on their performance. Japanese equities rallied on the back of a weakening Japanese yen. Meanwhile, emerging markets equities declined, primarily due to the negative performance of Chinese stocks. Regarding fixed income, the 10-year U.S. Treasury yield rose in response to strong U.S. economic activity, which caused the market to price in additional Fed rate hikes. In Europe, the spread (or yield differential) between 10-year Italian and German government bonds widened, reflecting higher risk premiums on Italian assets because of increased concerns about the Italian government’s budget. Also during the third quarter of 2018, the currencies of emerging markets countries with significant financing needs fell to their 2018 calendar year lows versus the U.S. dollar; the Turkish lira and Argentinian peso were down 42% and 50%, respectively, between January 1 and August 31. Within commodities, higher U.S. interest rates and slowing Chinese economic growth weighed on gold and copper prices.

Global economic growth continued to moderate during October 2018, though U.S. economic conditions remained healthy. Developed markets equities, including U.S. equities, and emerging markets equities fell, as higher U.S. interest rates and softer than market expected earnings guidance from U.S. corporations dampened investor risk sentiment. Within developed markets equities, Japanese stocks turned in the worst performance of the month, as a stronger Japanese yen weighed on export-oriented companies. On the other hand, a weaker British pound benefited export-oriented U.K. stocks, which collectively outperformed the stocks of other major developed markets countries. A significant sell-off in Chinese, South Korean and Taiwanese stocks dragged down the performance of emerging markets equities broadly. Regarding fixed income, the 10-year U.S. Treasury yield

FUND RESULTS

ended the month higher than it began. Within currencies, the Japanese yen appreciated versus the U.S. dollar, while the Mexican peso depreciated. Still, the U.S. dollar strengthened overall versus most major currencies during October 2018. Among commodities, crude oil and copper prices fell, while gold prices rose.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to achieve its investment objective through investments in different asset classes, geographic regions and security selection strategies in a portfolio primarily of equity, fixed income, real assets and currency asset classes. Real assets are physical assets that derive their value from their own intrinsic qualities (e.g., precious metals, commodities and real estate). Effective April 25, 2018, the Fund also invests in multi-strategy liquid alternatives as it seeks to achieve its investment objective. Multi-strategy liquid alternatives invest across asset classes through both systematic and rules-based investment strategies. The Fund’s performance is driven by four sources of return: long-term strategic asset allocation to market exposures, medium-term cycle-aware allocation, short-term tactical allocation and excess returns from investments in underlying funds through which the Fund gains exposure to underlying asset classes. Strategic asset allocation is the process by which the Fund’s assets are allocated across underlying asset classes and strategies in a way that considers the risks of each underlying asset class and strategy. Medium-term cycle-aware allocation is the process by which we adjust the portfolio for changes in the business or economic cycle. Short-term tactical allocation is the implementation of tactical market views with the goal of improving the Fund’s risk-adjusted return. The risk-adjusted return on an investment takes into account the risk associated with that investment relative to other potential investments.

During the Reporting Period, the Fund posted negative returns due to its strategic asset allocation, medium-term cycle-aware allocation, short-term tactical asset allocation and security selection within the underlying funds, all of which detracted from its performance.

Strategic asset allocation overall hurt the Fund’s returns during the Reporting Period. At the asset class level, allocations to equities, fixed income, multi-strategy liquid alternatives and real assets detracted from results. Strategic allocations to currencies contributed positively to the Fund’s performance during the Reporting Period. Within its strategic allocations to equities, negative performance was driven primarily by the Fund’s exposure to emerging markets stocks, which suffered amid trade-related tensions, slowing economic growth and the spillover effects of country-specific idiosyncratic risks. On the positive side, the Fund benefited from its strategic allocation to U.S. small-cap stocks. Also adding to performance was an equity hedge (implemented through short positions in futures on the S&P 500® Index and the MSCI EAFE Index), which seeks to moderate exposure to equity beta. (Beta refers to the component of returns that is attributable to market risk exposure, rather than manager skill.) More specifically, the international equity hedge generated a gain, with those positive results offset somewhat by the U.S. equity hedge, which posted a loss due to the strength of the U.S. equity market. Additionally, the Fund was hurt by our U.S. equity volatility strategy, which seeks to benefit from the difference between implied volatility (i.e., expectations of future volatility) and realized volatility (i.e., historical volatility) in equity markets, as market volatility increased over the course of the Reporting Period. Within its strategic fixed income allocations, the Fund was hindered by our long U.S. interest rate options strategy, through which we seek to profit if interest rates fall, remain constant or rise less than anticipated. This strategy detracted from performance as U.S. Treasury yields rose over the course of the Reporting Period. (Our long U.S. interest rate options strategy is a macroeconomic hedge that buys put options on short-term interest rates. A put option is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price within a specified time.) In addition, the Fund’s exposure to local emerging markets debt was a drag on results amid volatility in emerging markets assets and broad-based weakness in emerging markets currencies. Our active macro fixed income strategy (implemented primarily through the Goldman Sachs Strategic Macro Fund*) further detracted from the Fund’s returns. On the positive side, the Fund’s strategic allocation to high yield corporate bonds added to performance. Within strategic allocations to multi-strategy liquid alternatives, the Fund was hurt by our cross-asset trend strategy, which seeks to capture trends in financial markets through multiple asset classes wherein the Fund seeks to purchase assets that are trending up and to sell assets that are trending down.

*	The Goldman Sachs Fixed Income Macro Strategies Fund was liquidated on March 26, 2018.

FUND RESULTS

Additionally, a strategic allocation to the Goldman Sachs Alternative Premia Fund, which provides exposure to a diversified range of alternative investment strategies, diminished returns. Within its strategic allocations to real assets, the Fund’s exposure to international real estate securities and global infrastructure securities dampened performance. This was offset somewhat by its exposure to U.S. real estate securities, which posted positive returns on the back of solid U.S. economic data. Within its strategic allocations to currencies, the Fund benefited from our decision to hedge foreign currency exposure back to the U.S. dollar (accomplished through foreign exchange currency forward contracts), as the U.S. dollar broadly strengthened during the Reporting Period overall. In addition, the Fund’s strategic allocation to a systematic currency value strategy contributed positively, though its strategic allocation to a systematic currency carry strategy detracted from performance. (The systematic currency carry strategy seeks to go long higher yielding currencies and short lower yielding currencies, with returns driven by short-term interest rate differentials. The systematic currency value strategy seeks to capture differences between a currency spot price and its estimated fair value relative to other currencies.)

Medium-term cycle-aware allocation detracted from the Fund’s performance. We held three medium-term cycle-aware views during the Reporting Period. The first view was to be short interest rate duration, which we expressed through the Fund’s short positions in specific segments of the U.S. Treasury yield curve and the Fund’s short position in long-maturity German government bonds. (Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve is a spectrum of interest rates based on maturities of varying lengths.) The Fund’s short positioning in specific segments of the U.S. Treasury yield curve contributed positively to performance as U.S. interest rates increased. This was partially offset by the Fund’s short position in long-maturity German government bonds, which detracted from results as Germany’s long-term interest rates fell in response to slower European economic growth, dovish ECB monetary policy and political risk in Italy. The second medium-term cycle-aware view was to hold a long position in emerging markets equities versus developed markets equities. This positioning diminished the Fund’s returns, as emerging markets equities broadly underperformed developed markets equities during the Reporting Period. The third medium-term cycle-aware view — to hold a long position in local currency emerging markets bonds versus U.S. high yield corporate bonds — also detracted from the Fund’s results due to the broad underperformance of emerging markets assets during the Reporting Period.

Tactical asset allocation had a negative impact on the Fund’s performance during the Reporting Period overall. Between the beginning of the Reporting Period and April 18, 2018, the primary detractor was the Fund’s tactical position in a long-short emerging markets currencies basket. In addition, tactical positioning in real assets, specifically a short position in gold, hampered returns. The Fund’s tactical long position in U.S. dollar-denominated emerging markets debt also detracted from performance amid broad weakness in emerging markets currencies. However, the Fund benefited from a tactical breakeven inflation position in which the Fund held a long position in Treasury inflation protected securities and a short position in U.S. Treasury futures, which added to returns as inflation increased. (The breakeven inflation rate is the difference between the nominal yield on a fixed-rate investment and the real yield on an inflation-linked investment of similar maturity and credit quality. If inflation averages more than the breakeven, the inflation-linked investment will outperform the fixed-rate. Conversely, if inflation averages below the breakeven, the fixed-rate will outperform the inflation-linked.) On April 18, 2018, we transitioned the Fund to a single implementation vehicle for expressing our tactical views — the Goldman Sachs Tactical Exposure Fund (the “Underlying Tactical Fund”). From April 18, 2018 to the end of the Reporting Period, the Fund’s allocation to the Underlying Tactical Fund detracted from performance.

Security selection overall detracted from the Fund’s returns during the Reporting Period. The Fund was hindered most by security selection within our fundamental emerging markets equity strategy (implemented primarily through the Goldman Sachs Emerging Markets Equity Fund), our active macro fixed income strategy (implemented primarily through the Goldman Sachs Strategic Macro Fund) and our local currency emerging markets bond strategy (implemented primarily through the Goldman Sachs Emerging Markets Debt Local Fund).

Q	How was the Fund positioned at the beginning of the Reporting Period?

A

At the beginning of the Reporting Period, the Fund had approximately 48% of its total net assets in long equity-related investments; approximately 63% of its total net assets in long fixed income-related investments; approximately 9% of its total net assets in long real assets investments; and approximately 25% of its total net assets in

FUND RESULTS

long currency-related investments. It had short positions of approximately -25% of its total net assets in equity-related investments; approximately -39% of its total net assets in fixed income-related assets; approximately -5% of its total net assets in real asset investments; and approximately -25% of its total net assets in currency-related investments. The positioning breakout above is inclusive of derivatives exposure across all asset classes, which generally includes the use of equity index futures, equity options, interest rate futures, commodity futures and currency forwards.

Q	How did you manage the Fund’s allocations during the Reporting Period?

A	When the Reporting Period started, we maintained the Fund’s overall exposure to risk assets, focusing primarily on equities. Within equities, we favored emerging markets stocks, as we believed they remained undervalued and thought they would continue to outperform due to the relatively stronger economic growth in emerging markets countries. We maintained the Fund’s tactical long positions in the stocks of select emerging markets countries, such as Brazil, Taiwan and China, and we added a tactical short position in South African equities. Within developed markets stocks, we added a tactical long position in Japanese equities because of improved corporate earnings and what we considered to be inexpensive valuations, and we maintained the Fund’s long tactical position in Singaporean equities. The Fund held tactical positions in certain market sectors, including long positions in European bank stocks and U.S. health care stocks as well as a short position in consumer stocks broadly. With regard to fixed income, we believed yields were likely to rise, a view we expressed through a tactical steepening position on the U.S. Treasury yield curve and a tactical breakeven inflation position. (A steepening position seeks to take advantage of a widening differential between yields at the shorter- and longer-term ends of a range of maturities.) Within real assets at the beginning of the Reporting Period, we added a tactical short position in copper, as copper prices had rallied significantly, and we thought they were higher than fair value, making them vulnerable to a sell-off, in our view.

At the beginning of January 2018, we added a tactical allocation to the Goldman Sachs Hedge Industry VIP ETF, which seeks to track fundamentally driven hedge fund managers’ top conviction long positions.

Heading into February 2018, we reduced the Fund’s overall exposure to risk assets. We believed they could experience a short-term pullback, given their especially strong performance during the 2017 calendar year. Indeed, market volatility increased as the first half of the Reporting Period progressed, and risk assets experienced two large sell-offs, one in February 2018 and another in March. These sell-offs, which we expected to be short-lived, gave us opportunities to increase the Fund’s exposure to equities at what we saw as attractive valuations. After the February sell-off, we added tactical long positions in U.S. and emerging markets stocks. At the same time, we added some downside protection through the purchase of put options on the iShares MSCI Emerging Markets Index ETF. (Downside protection refers to the use of an option or other hedging instrument to limit or reduce losses in the case of decline in the value of an underlying security or asset class.) After the March sell-off, we established and subsequently increased the size of a basket containing relative value positions in U.S. and Japanese short-term interest rates. In addition, we eliminated the Fund’s tactical long positions in Taiwanese and Singaporean equities. We added tactical long positions in Thai, South Korean and Chinese equities and a tactical short position in Mexican equities. In terms of sector positioning, we exited the Fund’s tactical short position in U.S. consumer staples, as this sector had declined significantly along with other traditionally defensive sectors. We eliminated the Fund’s tactical long position in the U.S. health care sector and added tactical long positions in the U.S. information technology and banking sectors. Within fixed income, we changed the Fund’s tactical steepening position on the U.S. Treasury yield curve to an outright short duration position at the front, or short-term, end of the U.S. Treasury yield curve, as we sought to mitigate the Fund’s exposure to market expectations about Fed monetary policy. We subsequently increased that tactical short duration position as U.S. inflationary pressures continued to build. Within real assets, we added a tactical short position in crude oil, as we believed West Texas Intermediate crude oil prices had risen higher than supply/demand conditions warranted. We also initiated a tactical long position in U.S. energy master limited partnerships, as these securities had sold off at the beginning of March 2018 in response to a U.S. Tax Court ruling. In addition, we eliminated the Fund’s short position in gold.

On April 18, 2018, as previously mentioned, we transitioned the Portfolio to a single implementation vehicle for expressing our tactical views — the Goldman Sachs Tactical Exposure Fund. On April 30, 2018, we added a strategic position in the Goldman Sachs Alternative Premia Fund, which provides exposure to a diversified range of alternative investment strategies.

FUND RESULTS

We also sought to adjust the Fund’s exposure for what we viewed as medium-term changes to the business or economic cycle. In early May 2018, we added a long position in local emerging markets debt versus U.S. high yield corporate debt. This view reflected our belief that we are approaching the point in the economic cycle at which credit spreads have historically started to widen, which could be a headwind for high yield fixed income. We considered it an opportune time to add this position, as credit spreads were likely, in our view, to remain well anchored in the near term and because emerging markets assets had experienced a sell-off earlier in the 2018 calendar year, which we believed was within the bounds of what might be expected from time to time. However, in October 2018, because of heightened volatility among emerging markets currencies, we modestly reduced the Fund’s exposure to local emerging markets debt and emerging markets equities. Near the end of the Reporting Period, we further reduced the Fund’s exposure to emerging markets equities, as they continued to sell off, and added to the Fund’s allocation to developed markets equities.

On August 2, 2018, the Fund transitioned to a single implementation vehicle for our cross-asset trend strategy — the Goldman Sachs Managed Futures Strategy Fund.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund used exchange-traded index futures contracts to gain short exposure to U.S. large-cap equities (negative impact on performance); short exposure to international developed equities (positive impact); long exposure to U.S. small-cap equities (positive impact); long exposure to broad emerging markets equities (negative impact); long and short exposure to non-U.S. developed markets equities (negative impact); long exposure to Japanese, Taiwanese and European equities, including European bank stocks (negative impact); long exposure to Chinese, Thai and Singaporean equities (positive impact); short exposure to Australian, U.K. and Mexican equities (negative impact); and short exposure to South African and South Korean equities (positive impact).

In addition, the Fund employed listed equity options to gain or reduce exposure to the equity markets of certain developed markets and emerging markets countries. The Fund used listed equity options to modulate the Fund’s participation in emerging markets equities broadly as well as Brazilian and U.S. equities (positive impact on performance), European and Japanese equities (negative impact) and South Korean equities (neutral impact). The Fund utilized listed equity options to gain exposure to the U.S. energy sector (positive impact). Also, the Fund used options on fixed income assets to obtain exposure to U.S. high yield corporate bonds (positive impact) and European investment grade government bonds (neutral impact).

Interest rate futures were used to manage the Fund’s interest rate exposures and to facilitate the implementation of specific duration and yield curve views (negative impact on performance). The Fund employed U.S. Treasury futures as part of a breakeven inflation position during the Reporting Period (negative impact). In addition, the Fund used German bund futures to express a view on the direction of long-term German interest rates (negative impact). The Fund also utilized options on Eurodollar futures to take tactical positions on the U.S. interest rate yield curve (positive impact). (Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S.) Different positions may be taken within the Fund based on expectations of changes in interest rates and expectations of changes in the yield curve. Changes in the shape of the yield curve will change the relative price of bonds represented by the curve.

Options and futures on individual commodities and total return swaps on commodity indices were used to implement directional views or to implement systematic curve and carry strategies (negative impact overall).

In addition, the Fund used forward foreign currency exchange contracts to take long and short positions in select non-U.S. developed markets currencies and in emerging markets currencies as well as to take advantage of relative-value, momentum-based investment opportunities (negative impact overall).

Lastly, the Fund obtained exposure to the underlying asset classes through the use of underlying funds, which may also invest in derivatives to provide exposure to equity, fixed income and commodity asset classes. Derivatives and similar instruments allow us to manage interest rate, credit and currency risks more effectively by allowing us both to apply active investment views with greater versatility and to afford greater risk management precision than we would otherwise be able to implement.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had approximately 34% of its total net assets in long equity-related investments; approximately 34% of its total net assets

FUND RESULTS

in long fixed income-related investments; approximately 9% of its total net assets in long real assets investments; approximately 11% of its total net assets in long currency-related investments; and approximately 51% of its total net assets in long multi strategy liquid alternatives. (As mentioned previously, the Fund began allocating to multi strategy liquid alternatives effective April 25, 2018.) In addition, the Fund had approximately -5% of its total net assets in short equity-related investments; approximately -17% of its total net assets in short fixed income-related assets; none of its total net assets in short real asset investments; approximately -10% of its total net assets in short currency-related investments; and none of its total net assets in short multi strategy liquid alternatives. These short positions were accomplished through the use of equity index futures, equity options, interest rate futures, commodity futures and currency forwards.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	At the end of the Reporting Period, we emphasized three macro themes, in spite of some risks to our views. First, we expected to see convergence in the global economic expansion. After a period of strong growth, we think the U.S. economic expansion will likely moderate, while economic growth elsewhere may stabilize or pick up. Second, we believed the market was underpricing the pace of Fed interest rate hikes. Third, we believed the equity market sell-off in October 2018 was a reminder of the potential added value of a more dynamic approach to asset allocation.

On the asset class level, we expect global equities to generate positive but moderate returns over the medium term. In our opinion, global equity performance may well be supported by continued economic expansion overall, corporate earnings growth and inexpensive valuations relative to macroeconomic conditions, and we believe the potential risk-reward scenario improved following the equity market sell-off in October 2018. Regarding fixed income, we continued to be bearish on government bonds at the end of the Reporting Period, as the Fed is likely, in our view, to raise interest rates faster than the market seems to expect. We plan to continue monitoring credit spreads, which were tight relative to macroeconomic conditions at the end of the Reporting Period, because we believe the corporate bond market may be approaching the point in the economic cycle when credit spreads historically start to widen. At the end of the Reporting Period, we were bullish on emerging markets assets broadly for the medium term. Emerging markets economies outside of China are generally earlier in their economic cycle than developed markets economies, which allows us to remain confident about a widening gap between the economic growth trajectories of emerging and developed markets. However, given the rise in volatility during the Reporting Period and the increased frequency of political shocks, we remained cautious at the end of the Reporting Period about the performance of emerging markets assets for the near term.

FUND BASICS

Goldman Sachs Absolute Return Multi-Asset Fund

as of October 31, 2018

PERFORMANCE REVIEW
November 1, 2017–October 31, 2018	Fund Total Return (based on NAV)[1]	ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index[2]
Class A	-5.46%	1.85%
Class C	-6.14	1.85
Institutional	-5.11	1.85
Investor	-5.25	1.85
Class R	-5.71	1.85
Class R6	-5.09	1.85
April 16, 2018–October 31, 2018	Fund Total Return (based on NAV)[1]	ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index[2]
Class P	-4.14%	1.25%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Fund’s benchmark index is the ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index (the “Index”). The Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/18	One Year	Since Inception	Inception Date
Class A	-7.94%	-2.35%	9/2/2015
Class C	-4.20	-1.30	9/2/2015
Institutional	-2.12	-0.14	9/2/2015
Investor	-2.27	-0.29	9/2/2015
Class P	N/A	-1.72	4/17/2018
Class R	-2.72	-0.78	9/2/2015
Class R6	-2.10	-0.12	9/2/2015

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class R, Class R6 and Class P Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.42%	3.69%
Class C	2.17	4.44
Institutional	1.03	3.30
Investor	1.17	3.44
Class P	1.01	3.29
Class R	1.67	3.94
Class R6	1.01	3.29

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019 with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/18[5]
Holding	% of Net Assets	Line of Business
Goldman Sachs Tactical Exposure Fund[6]	20.6%	Investment Companies
Goldman Sachs Financial Square Government Fund[7]	18.4	Investment Companies
Goldman Sachs Alternative Premia Fund[6]	16.7	Investment Companies
Goldman Sachs Managed Futures Strategy Fund[6]	14.6	Investment Companies
Goldman Sachs Emerging Markets Equity Fund[6]	5.2	Investment Companies
Goldman Sachs Local Emerging Markets Debt Fund[6]	5.1	Investment Companies
United States Treasury Bills	5.1	U.S. Treasury Obligations
Goldman Sachs International Real Estate Securities Fund[6]	3.9	Investment Companies
Goldman Sachs Global Infrastructure Fund[6]	3.0	Investment Companies
Goldman Sachs Real Estate Securities Fund[6]	2.0	Investment Companies

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

[6]	Class R6 Shares.

[7]	Institutional Shares.

FUND BASICS

SECTOR ALLOCATION[7]
As of October 31, 2018

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of Investment Companies held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Performance Summary

October 31, 2018

The following graph shows the value, as of October 31, 2018, of a $1,000,000 investment made on September 2, 2015 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the ICE BofAML U.S. Dollar Three-Month LIBOR Constant Maturity Index is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class P, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Absolute Return Multi-Asset Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, including any applicable sales charges, with distributions reinvested, from September 2, 2015 through October 31, 2018.

Average Annual Total Return through October 31, 2018	One Year	Since Inception
Class A (Commenced September 2, 2015)
Excluding sales charges	-5.46%	-1.32%
Including sales charges	-10.65%	-3.06%

Class C (Commenced September 2, 2015)
Excluding contingent deferred sales charges	-6.14%	-2.05%
Including contingent deferred sales charges	-7.08%	-2.05%

Institutional Class (Commenced September 2, 2015)	-5.11%	-0.92%

Investor Class (Commenced September 2, 2015)	-5.25%	-1.06%

Class P (Commenced April 16, 2018)	N/A	-4.14%*

Class R (Commenced September 2, 2015)	-5.71%	-1.58%

Class R6 (Commenced September 2, 2015)	-5.09%	-0.91%

*	Total return for periods of less than one year represents cumulative total return.

FUND BASICS

Index Definitions

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Developed markets countries in the index include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

It is not possible to invest directly in an unmanaged index.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Schedule of Investments

October 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligation(a) – 5.1%
United States Treasury Bill
$250,000	0.000%	03/07/19	$247,976
(Cost $248,022)

Shares	Dividend Rate	Value
Investment Companies(b) – 90.5%
Dynamic – 51.9%
Goldman Sachs Alternative Premia Fund – Class R6 Shares
95,337	N/A	$820,848
Goldman Sachs Managed Futures Strategy Fund – Class R6 Shares
69,376	N/A	719,428
Goldman Sachs Tactical Exposure Fund – Class R6 Shares
105,423	N/A	1,013,115

		2,553,391

Equity – 14.1%
Goldman Sachs Emerging Markets Equity Fund – Class R6 Shares
13,761	N/A	254,722
Goldman Sachs Global Infrastructure Fund – Class R6 Shares
14,610	N/A	146,828
Goldman Sachs International Real Estate Securities Fund – Class R6 Shares
33,245	N/A	190,161
Goldman Sachs Real Estate Securities Fund – Class R6 Shares
6,490	N/A	100,403

		692,114

Fixed Income – 24.5%
Goldman Sachs Emerging Markets Debt Fund – Class R6 Shares
4,276	4.616%	48,956
Goldman Sachs Financial Square Government Fund – Institutional Shares
903,731	2.102	903,731
Goldman Sachs Local Emerging Markets Debt Fund – Class R6 Shares
46,158	4.202	251,099

		1,203,786

TOTAL INVESTMENT COMPANIES
(Cost $4,557,135)		$4,449,291

TOTAL INVESTMENTS – 95.6%
(Cost $4,805,157)		$4,697,267

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.4%		217,594

NET ASSETS – 100.0%		$4,914,861

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(b)	Represents affiliated funds.

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
JPY	—Japanese Yen
SEK	—Swedish Krona
USD	—U.S. Dollar

Investment Abbreviations:
PLC	—Public Limited Company

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	14,386	AUD	20,000	12/19/18	$215
	USD	20,757	CHF	20,000	12/19/18	796
	USD	4,716	DKK	30,000	12/19/18	140
	USD	81,975	EUR	70,000	12/19/18	2,327
	USD	45,587	GBP	35,000	12/19/18	733
	USD	63,206	JPY	7,000,000	12/19/18	894
	USD	8,338	SEK	75,000	12/19/18	102
TOTAL						$5,207

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	USD	22,780	CAD	30,000	12/19/18	$(32)
	USD	7,657	HKD	60,000	12/19/18	(5)
TOTAL						$(37)

FUTURES CONTRACTS — At October 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
10 Year U.S. Treasury Notes	5	12/19/18	$592,188	$(9,970)
MSCI Emerging Markets Index	9	12/21/18	430,515	(31,715)
Total				$(41,685)
Short position contracts:
Euro Buxl 30 Year Bonds	(1)	12/06/18	(200,366)	363
Eurodollars	(14)	03/16/20	(3,387,475)	14,255
Mini MSCI EAFE Index	(1)	12/21/18	(90,625)	6,688
S&P 500 E-Mini Index	(1)	12/21/18	(135,555)	10,013
Total				$31,319
TOTAL FUTURES CONTRACTS				$(10,366)

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Schedule of Investments (continued)

October 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At October 31, 2018, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

Referenced Obligation/Index	Financing Rate Received/ (Paid) by the Fund(a)	Credit Spread at October 31, 2018(b)	Termination Date	Notional Amount (000s)	Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)
Protection Sold:
CDX.NA.HY Index 31	5.000%	3.739%	12/20/23	$570	$33,593	$41,306	$(7,713)

(a)	Payments made quarterly.
(b)	Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/Index	Financing Rate Paid by the Fund(a)	Counterparty	Termination Date(b)	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)*
MSCBCSSB Index(c)	0.200%	MS & Co. Int. PLC	09/16/19	$1,001	$(31,101)

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Payments made semi-annually.
(b)	The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
(c)	The components are shown below.

A basket (MSCBCSSB) of options on equity indices

Description	Strike Price	Expiration Date	Contracts	Value	Weight
Call - S&P 500 Index	2,760	11/30/2018	108	$(3,383)	10.87%
Put - S&P 500 Index	2,595	11/16/2018	137	(3,382)	10.87
Call - S&P 500 Index	2,780	11/16/2018	78	(1,494)	4.80
Put - S&P 500 Index	2,625	11/21/2018	58	(1,494)	4.80
Call - S&P 500 Index	2,830	11/23/2018	301	(1,477)	4.75
Put - S&P 500 Index	2,695	11/16/2018	37	(1,477)	4.75
Call - S&P 500 Index	2,810	11/23/2018	399	(1,476)	4.75
Put - S&P 500 Index	2,635	11/16/2018	87	(1,476)	4.75
Call - S&P 500 Index	2,945	11/16/2018	57,880	(1,447)	4.65
Put - S&P 500 Index	2,855	11/16/2018	10	(1,447)	4.65
Call - S&P 500 Index	2,790	12/21/2018	31	(1,285)	4.13
Put - S&P 500 Index	2,575	12/21/2018	34	(1,285)	4.13
Call - Euro Stoxx 50 Index	3,300	12/21/2018	39	(1,276)	4.10
Put - Euro Stoxx 50 Index	3,075	11/16/2018	29	(1,276)	4.10
Call - S&P 500 Index	2,975	11/16/2018	2,057	(1,234)	3.97
Put - S&P 500 Index	2,845	11/16/2018	9	(1,234)	3.97
Call - Euro Stoxx 50 Index	3,475	11/16/2018	4,050	(1,215)	3.91
Put - Euro Stoxx 50 Index	3,300	11/16/2018	11	(1,215)	3.91
Call - Euro Stoxx 50 Index	3,200	11/30/2018	6	(319)	1.03
Put - Euro Stoxx 50 Index	3,000	12/21/2018	28	(319)	1.03
Call - Euro Stoxx 50 Index	3,250	11/16/2018	21	(317)	1.02
Put - Euro Stoxx 50 Index	3,100	11/16/2018	28	(317)	1.02
Call - Euro Stoxx 50 Index	3,275	11/16/2018	21	(317)	1.02
Put - Euro Stoxx 50 Index	3,125	11/16/2018	13	(317)	1.02
Call - Euro Stoxx 50 Index	3,400	11/16/2018	3,110	(311)	1.00
Put - Euro Stoxx 50 Index	3,250	11/16/2018	6	(311)	1.00

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED OPTIONS CONTRACTS — At October 31, 2018, the Fund had the following purchased options:

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)
Purchased option contracts
Calls
Eurodollar Futures	$96.00	12/17/2018	1	$2,500	$3,125	$3,390	$(265)
Eurodollar Futures	96.00	03/18/2019	1	2,500	2,762	2,940	(178)
Eurodollar Futures	96.00	03/16/2020	3	7,500	6,019	7,207	(1,188)
Eurodollar Futures	96.50	12/17/2018	1	2,500	1,874	2,127	(253)
Eurodollar Futures	96.50	03/18/2019	1	2,500	1,512	1,827	(315)
Eurodollar Futures	96.50	12/16/2019	2	5,000	1,913	2,805	(892)
Eurodollar Futures	96.75	09/16/2019	4	10,000	2,275	3,984	(1,709)
Eurodollar Futures	96.75	12/14/2020	2	5,000	2,063	2,355	(292)
Eurodollar Futures	96.88	06/17/2019	4	10,000	1,700	3,259	(1,559)
Eurodollar Futures	97.00	06/15/2020	5	12,500	2,906	3,737	(831)
Eurodollar Futures	97.00	09/14/2020	4	10,000	2,775	3,259	(484)
Eurodollar Futures	97.13	03/18/2019	3	7,500	581	1,544	(963)
Eurodollar Futures	97.25	12/17/2018	1	2,500	119	1,615	(1,496)
Eurodollar Futures	97.75	06/17/2019	1	2,500	25	2,752	(2,727)
Eurodollar Futures	97.75	09/16/2019	1	2,500	56	627	(571)
Eurodollar Futures	98.00	03/18/2019	3	7,500	19	6,145	(6,126)
Eurodollar Futures	98.13	12/17/2018	2	5,000	13	4,155	(4,142)
Eurodollar Futures	99.00	12/17/2018	13	32,500	81	1,005	(924)
Eurodollar Futures	99.00	03/18/2019	4	10,000	25	409	(384)
Eurodollar Futures	99.00	06/17/2019	2	5,000	13	205	(192)
TOTAL			58	$145,000	$29,856	$55,347	$(25,491)

Abbreviations:
CDX.NA.HY Index 31	—CDX North America High Yield Index 31
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Statement of Assets and Liabilities

October 31, 2018

Assets:
Investments, at value (cost $248,022)	$247,976
Investments of affiliated issuers, at value (cost $4,557,135)	4,449,291
Purchased options, at value (cost $55,347)	29,856
Cash	201,875
Foreign currencies, at value (cost $15,382)	16,693
Unrealized gain on forward foreign currency exchange contracts	5,207
Variation margin on futures	3,193
Variation margin on swaps	3,042
Receivables:
Collateral on certain derivative contracts(a)	71,477
Dividends and interest	2,910
Foreign tax reclaims	1,013
Other assets	8,190
Total assets	5,040,723

Liabilities:
Unrealized loss on swap contracts	31,101
Unrealized loss on forward foreign currency exchange contracts	37
Payables:
Reimbursement to investment adviser	4,792
Investments purchased	2,910
Management fees	1,480
Distribution and service fees and transfer agency fees	1,147
Collateral on certain derivative contracts(b)	1,535
Accrued expenses	82,860
Total liabilities	125,862

Net Assets:
Paid-in capital	5,357,890
Total distributable earnings (loss)	(443,029)
NET ASSETS	$4,914,861
Net Assets:
Class A	$2,804,054
Class C	23,410
Institutional	1,776,081
Investor	24,159
Class P	239,087
Class R	23,781
Class R6	24,289
Total Net Assets	$4,914,861
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	297,330
Class C	2,509
Institutional	187,169
Investor	2,549
Class P	25,187
Class R	2,526
Class R6	2,560
Net asset value, offering and redemption price per share:(c)
Class A	$9.43
Class C	9.33
Institutional	9.49
Investor	9.48
Class P	9.49
Class R	9.41
Class R6	9.49

(a)	Includes amounts segregated for initial margin and/or collateral on futures transactions, options and swaps transactions of $30,558, $11,097 and $29,822, respectively, for the Fund.
(b)	Includes amounts segregated for collateral on swaps transactions.
(c)	Maximum public offering price per share for Class A Shares of the Fund is $9.98. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Statement of Operations

For the Fiscal Year Ended October 31, 2018

Investment income:
Dividends — affiliated issuers	$465,573
Dividends — unaffiliated issuers (net of foreign withholding taxes of $149)	3,799
Interest	8,768
Total investment income	478,140

Expenses:
Professional fees	214,614
Management fees	200,908
Custody, accounting and administrative services	190,586
Registration fees	87,178
Printing and mailing costs	66,411
Trustee fees	16,372
Transfer Agency fees(a)	14,093
Distribution and Service fees(a)	8,490
Other	44,729
Total expenses	843,381
Less — expense reductions	(697,546)
Net expenses	145,835
NET INVESTMENT INCOME	332,305

Realized and unrealized gain (loss):
Capital gain distributions from Affiliated Underlying Funds	138,013
Net realized gain (loss) from:
Investment — unaffiliated issuers	51,359
Investments — affiliated issuers	(380,377)
Purchased options	(292,264)
Futures contracts	(141,785)
Written options	48,969
Swap contracts	175,090
Forward foreign currency exchange contracts	6,182
Foreign currency transactions	(12,462)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(42,777)
Investments — affiliated issuers	(346,284)
Purchased options	108,957
Futures contracts	(168,791)
Written options	(26,435)
Swap contracts	(100,491)
Forward foreign currency exchange contracts	(93,753)
Foreign currency translation	1,663
Net realized and unrealized loss	(1,075,186)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(742,881)

(a)	Class specific Distribution and Service and Transfer Agency fees were as follows:

Distribution and Service Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P(b)	Class R	Class R6
$8,122	$244	$124	$5,847	$44	$8,076	$45	$30	$44	$7
(b)	Commenced operations on April 16, 2018.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Statement of Changes in Net Assets

	For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2017
From operations:
Net investment income	$332,305	$139,565
Net realized gain (loss)	(407,275)	359,122
Net change in unrealized gain (loss)	(667,911)	543,960
Net increase (decrease) in net assets resulting from operations	$(742,881)	1,042,647
Distributions to shareholders:
Distributions to shareholders:
From distributable earnings:
Class A Shares	(9,391)	(761	)(a)
Class C Shares	—	(40	)(a)
Institutional Shares	(102,701)	(322,090	)(a)
Investor Shares	(63)	(283	)(a)
Class R Shares	—	(161	)(a)
Class R6 Shares	(105)	(327	)(a)
Total distributions to shareholders	(112,260)	(323,662	)(a)

From share transactions:
Proceeds from sales of shares	1,584,140	4,641,836
Reinvestment of distributions	111,949	322,747
Cost of shares redeemed	(26,178,033)	(154,129)
Net increase (decrease) in net assets resulting from share transactions	(24,481,944)	4,810,454
TOTAL INCREASE (DECREASE)	(25,337,085)	5,529,439

Net assets(b):
Beginning of year	30,251,946	24,722,507
End of year	$4,914,861	$30,251,946

(a)	Prior year information has been revised to conform to current year presentation, see prior year presentation below. Distributions to Shareholders for the Fund consisted solely of net investment income for the fiscal year ended October 31, 2017.
(b)	Prior fiscal year information has been revised to conform with current year presentation. Distributions in excess of net investment income was $(147,190) as of October 31, 2017.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Multi-Asset Fund
	Class A Shares
	Year Ended October 31,				Period Ended October 31, 2015(a)
	2018	2017	2016
Per Share Data
Net asset value, beginning of year	$10.00	$9.75	$9.93		$10.00
Net investment income (loss)(b)	0.09	— (c)	0.05		(0.01)
Net realized and unrealized gain (loss)	(0.64)	0.34	(0.19)		(0.06)
Total from investment operations	(0.55)	0.34	(0.14)		(0.07)
Distributions to shareholders from net investment income	(0.02)	(0.09)	(0.04)		—
Net asset value, end of year	$9.43	$10.00	$9.75		$9.93
Total return(d)	(5.46)%	3.54%	(1.36)%		(0.70)%
Net assets, end of year (in 000s)	$2,804	$3,909	$83		$25
Ratio of net expenses to average net assets(e)	0.94%	1.05%	0.79%		1.23	%(f)
Ratio of total expenses to average net assets(e)	6.36%	3.21%	5.28	%(h)	3.81	%(f)
Ratio of net investment income (loss) to average net assets	0.96%	(0.01)%	0.53%		(0.36	)%(f)
Portfolio turnover rate(g)	228%	96%	38%		1%

(a)	Commenced operations on September 2, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(h)	The amount previously reported as 4.01% has been corrected to include certain professional fees.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Multi-Asset Fund
	Class C Shares
	Year Ended October 31,				Period Ended October 31, 2015(a)
	2018	2017	2016
Per Share Data
Net asset value, beginning of year	$9.94	$9.68	$9.92		$10.00
Net investment income (loss)(b)	0.01	(0.06)	—	(c)	(0.02)
Net realized and unrealized gain (loss)	(0.62)	0.34	(0.22)		(0.06)
Total from investment operations	(0.61)	0.28	(0.22)		(0.08)
Distributions to shareholders from net investment income	—	(0.02)	(0.02)		—
Net asset value, end of year	$9.33	$9.94	$9.68		$9.92
Total return(d)	(6.14)%	2.75%	(2.01)%		(0.90)%
Net assets, end of year (in 000s)	$23	$25	$24		$26
Ratio of net expenses to average net assets(e)	1.68%	1.80%	1.65%		1.98	%(f)
Ratio of total expenses to average net assets(e)	7.45%	4.05%	5.73	%(h)	4.55	%(f)
Ratio of net investment income (loss) to average net assets	0.15%	(0.59)%	(0.02)%		(1.10	)% (f)
Portfolio turnover rate(g)	228%	96%	38%		1%

(a)	Commenced operations on September 2, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than ($0.005) per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(h)	The amount previously reported as 4.46% has been corrected to include certain professional fees.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Multi-Asset Fund
	Institutional
	Year Ended October 31,				Period Ended October 31, 2015(a)
	2018	2017	2016
Per Share Data
Net asset value, beginning of year	$10.04	$9.78	$9.94		$10.00
Net investment income(b)	0.15	0.05	0.11		0.00	(c)
Net realized and unrealized gain (loss)	(0.66)	0.34	(0.21)		(0.06)
Total from investment operations	(0.51)	0.39	(0.10)		(0.06)
Distributions to shareholders from net investment income	(0.04)	(0.13)	(0.06)		—
Net asset value, end of year	$9.49	$10.04	$9.78		$9.94
Total return(d)	(5.11)%	4.02%	(0.93)%		(0.70)%
Net assets, end of year (in 000s)	$1,776	$26,242	$24,542		$24,718
Ratio of net expenses to average net assets(e)	0.57%	0.65%	0.49%		0.82	%(f)
Ratio of total expenses to average net assets(e)	3.06%	2.91%	4.58	%(h)	3.40	%(f)
Ratio of net investment income to average net assets	1.48%	0.55%	1.13%		0.04	%(f)
Portfolio turnover rate(g)	228%	96%	38%		1%

(a)	Commenced operations on September 2, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(h)	The amount previously reported as 3.31% has been corrected to include certain professional fees.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Multi-Asset Fund
	Investor Shares
	Year Ended October 31,				Period Ended October 31, 2015(a)
	2018	2017	2016
Per Share Data
Net asset value, beginning of year	$10.02	$9.76	$9.93		$10.00
Net investment income(b)	0.11	0.04	0.10		—	(c)
Net realized and unrealized gain (loss)	(0.63)	0.33	(0.22)		(0.07)
Total from investment operations	(0.52)	0.37	(0.12)		(0.07)
Distributions to shareholders from net investment income	(0.02)	(0.11)	(0.05)		—
Net asset value, end of year	$9.48	$10.02	$9.76		$9.93
Total return(d)	(5.25)%	3.97%	(1.18)%		(0.70)%
Net assets, end of year (in 000s)	$24	$25	$25		$25
Ratio of net expenses to average net assets(e)	0.68%	0.80%	0.65%		0.98	%(f)
Ratio of total expenses to average net assets(e)	6.43%	3.05%	4.74	%(h)	3.57	%(f)
Ratio of net investment income to average net assets	1.15%	0.41%	0.98%		(0.11	)%(f)
Portfolio turnover rate(g)	228%	96%	38%		1%

(a)	Commenced operations on September 2, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than ($0.005) per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(h)	The amount previously reported as 3.47% has been corrected to include certain professional fees.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Absolute Return Multi-Asset Fund
	Class P Shares
	Period Ended October 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$9.90
Net investment income(b)	0.06
Net realized and unrealized gain (loss)	(0.47)
Total from investment operations	(0.41)
Net asset value, end of period	$9.49
Total return(c)	(4.14)%
Net assets, end of period (in 000s)	$239
Ratio of net expenses to average net assets(d)	0.31	%(e)
Ratio of total expenses to average net assets(d)	11.95	%(e)
Ratio of net investment income to average net assets	1.15	%(e)
Portfolio turnover rate(f)	228%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Multi-Asset Fund
	Class R Shares
	Year Ended October 31,				Period Ended October 31, 2015(a)
	2018	2017	2016
Per Share Data
Net asset value, beginning of year	$9.98	$9.72	$9.93		$10.00
Net investment income (loss)(b)	0.06	(0.01)	0.05		(0.01)
Net realized and unrealized gain (loss)	(0.63)	0.33	(0.22)		(0.06)
Total from investment operations	(0.57)	0.32	(0.17)		(0.07)
Distributions to shareholders from net investment income	—	(0.06)	(0.04)		—
Net asset value, end of year	$9.41	$9.98	$9.72		$9.93
Total return(c)	(5.71)%	3.36%	(1.64)%		(0.80)%
Net assets, end of year (in 000s)	$24	$25	$24		$25
Ratio of net expenses to average net assets(d)	1.18%	1.30%	1.15%		1.48	%(e)
Ratio of total expenses to average net assets(d)	6.96%	3.56%	5.24	%(g)	4.07	%(e)
Ratio of net investment income (loss) to average net assets	0.65%	(0.09)%	0.48%		(0.62	)%(e)
Portfolio turnover rate(f)	228%	96%	38%		1%

(a)	Commenced operations on September 2, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(g)	The amount previously reported as 3.97% has been corrected to include certain professional fees.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Absolute Return Multi-Asset Fund
	Class R6 Shares(a)
	Year Ended October 31,				Period Ended October 31, 2015(a)
	2018	2017	2016
Per Share Data
Net asset value, beginning of year	$10.04	$9.78	$9.94		$10.00
Net investment income(b)	0.13	0.06	0.11		—	(c)
Net realized and unrealized gain (loss)	(0.64)	0.33	(0.21)		(0.06)
Total from investment operations	(0.51)	0.39	(0.10)		(0.06)
Distributions to shareholders from net investment income	(0.04)	(0.13)	(0.06)		—
Net asset value, end of year	$9.49	$10.04	$9.78		$9.94
Total return(d)	(5.09)%	4.05%	(0.92)%		(0.70)%
Net assets, end of year (in 000s)	$24	$26	$25		$25
Ratio of net expenses to average net assets(e)	0.53%	0.63%	0.47%		0.77	%(f)
Ratio of total expenses to average net assets(e)	6.29%	2.89%	4.55	%(h)	3.35	%(f)
Ratio of net investment income to average net assets	1.29%	0.58%	1.16%		0.10	%(f)
Portfolio turnover rate(g)	228%	96%	38%		1%

(a)	Commenced operations on September 2, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(h)	The amount previously reported as 3.28% has been corrected to include certain professional fees.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements

October 31, 2018

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Absolute Return Multi-Asset Fund (the “Fund”) is a diversified fund and currently offers seven classes of shares — Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

A.  Basis of Consolidation for Absolute Return Multi-Asset Fund — Cayman Commodity-ARM, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on May 14, 2015 and was a wholly-owned subsidiary of the Absolute Return Multi-Asset Fund (the “Fund”). The Subsidiary acted as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund was the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of September 2, 2015, and it was intended that the Fund would remain the sole shareholder and would continue to control the Subsidiary. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary, as well as the right to participate in the profits or assets of the Subsidiary. On April 19, 2018 the Fund ceased its investment in the Subsidiary.

B.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

The Subsidiary was classified as a controlled foreign corporation under the Code. Therefore, the Fund was required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements (continued)

October 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional Share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

iii.  Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements (continued)

October 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

A total return swap is an agreement that gives the Fund the right to receive the appreciation in the value of a specified security, basket of investments or indices, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of October 31, 2018:

ABSOLUTE RETURN MULTI-ASSET

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
U.S. Treasury Obligations	$247,976	$—	$—
Investment Companies	4,449,291	—	—
Total	$4,697,267	$—	$—

Derivative Type
Assets
Forward Foreign Currency Exchange Contracts(a)	$—	$5,207	$—
Futures Contracts(a)	31,319	—	—
Options Purchased	29,856	—	—
Total	$61,175	$5,207	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(37)	$—
Futures Contracts	(41,685)	—	—
Credit Default Swap Contracts	—	(7,713)	—
Total Return Swap Contracts	—	(31,101)	—
Total	$(41,685)	$(38,851)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements (continued)

October 31, 2018

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2018. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts Purchased Options, at value	$44,474	(a)	Payable for unrealized loss on swap contracts; Variation margin on futures contracts	$(41,071)	(a)(b)
Credit	—	—		Variation margin on swap contracts	(7,713)
Equity	Variation margin on futures contracts	16,701	(a)	Variation margin on futures contracts	(31,715)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	5,207		Payable for unrealized loss on forward foreign currency exchange contracts	(37)
Total		$66,382			$(80,536)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Aggregate of amounts include $31,101, for the Fund, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and purchased options/Net change in unrealized gain (loss) on futures contracts, swap contracts and purchased options	$(321,342)	$137,382	223
Commodity	Net change in unrealized gain (loss) on futures contracts and swap contracts	47,116	(105,743)	10
Credit	Net realized gain (loss) on swap contracts/Net change in unrealized gain (loss) on swap contracts	185,712	(68,400)	4
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net unrealized gain (loss) on forward foreign currency exchange contracts	6,182	(93,753)	104
Equity	Net realized gain (loss) from futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on futures contracts, purchased options and written options	(121,477)	(149,999)	169
Total		$(203,809)	$(280,513)	510

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2018.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

4. INVESTMENTS IN DERIVATIVES (continued)

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements (continued)

October 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets. For the fiscal year ended October 31, 2018, contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Management Fee Rate	Effective Net Management Fee Rate*^(a)
0.85%	0.77%	0.73%	0.71%	0.85%	0.42%

*	GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to any management fee it earns as an investment adviser to any of the affiliated funds in which the Fund invests through at least February 28, 2019. Prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement as defined below after waivers.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, and Class R6 Shares of the Goldman Sachs Alternative Premia Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Global Infrastructure Fund, Goldman Sachs International Real Estate Securities Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Managed Futures Strategy Fund, Goldman Sachs Real Estate Securities Fund, and the Goldman Sachs Tactical Exposure Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which the Fund invests. For the fiscal year ended, GSAM waived $102,892, of the Fund’s management fee.

GSAM also provided management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and was entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remained in effect, GSAM had contractually agreed to waive irrevocably a portion of the Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the fiscal year ended October 31, 2018, GSAM waived $6,174 of the Fund’s management fee. This waiver represents an inter-fund transaction and, accordingly, has been eliminated in consolidation.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. For the fiscal year ended October 31, 2018, Goldman Sachs advised that it retained $8 of the front end sales charges and $0 of the CDSC for this Fund.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.04% of the average daily net assets of Institutional Shares; and 0.03% of the average daily net assets of Class P and Class R6 Shares.

F.   Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund are 0.104%. These Other Expense limitations will remain in place through at least February 28, 2019 for Class A, Class C, Institutional, Investor, Class R and Class R6 Shares, and through at least April 16, 2019 for Class P Shares, and prior to such dates GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management fees	Transfer Agency Credits	Other Expense Reimbursements	Total Expense Reimbursements
Absolute Return Multi-Asset	$102,892	$5	$594,649	$697,546

G. Line of Credit Facility — As of October 31, 2018, the Fund participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2018, the Fund did not have any borrowings under the facility.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements (continued)

October 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2018, Goldman Sachs did not earn any brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

As of October 31, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 100%, 41%, 100%, 100% and 100% of outstanding Class C, Institutional, Investor, Class R and Class R6 Shares, respectively of the Fund.

The table below shows the transactions in and earnings from investments in the Underlying Funds For the fiscal year ended October 2018:

Fund	Market Value as of 10/31/17	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss) on sales of Affiliated Investment Companies	Change in Unrealized Appreciation/ Depreciation	Market Value as of 10/31/18	Shares as of 10/31/18	Dividend Income from Affiliated Investment Companies	Capital Gain Distributions from Affiliated Investment Companies
Goldman Sachs Alternative Premia Fund — Class R6 Shares	$—	$5,155,000		$(4,328,000)		$5,964	$(12,116)	$820,848	$95,337	$—	$—
Goldman Sachs Managed Futures Strategy Fund —Class R6 Shares	—	1,121,000		(400,921)		(17,995)	17,344	719,428	69,376	—	—
Goldman Sachs Tactical Exposure Fund — Class R6 Shares	—	7,552,000		(6,383,000)		(126,941)	(28,944)	1,013,115	105,423	—	—
Goldman Sachs Emerging Markets Equity Fund —Class R6 Shares	—	1,945,917		(1,535,000)		(115,466)	(40,729)	254,722	13,761	—	—
Goldman Sachs Global Infrastructure Fund — Class R6 Shares	—	1,042,002		(921,000)		29,374	(3,548)	146,828	14,610	10,001	—
Goldman Sachs International Real Estate Securities Fund — Class R6	—	1,289,405	(a)	(1,131,000)		47,528	(15,772)	190,161	33,245	9,826	—
Goldman Sachs International Real Estate Securities Fund — Institutional Shares	760,652	20,788		(746,580	)(a)	—	(34,860)	—	—	20,788	—
Goldman Sachs Real Estate Securities Fund — Class R6	—	863,254	(b)	(705,000)		(63,776)	5,925	100,403	6,490	5,805	—
Goldman Sachs Real Estate Securities Fund —Institutional Shares	369,530	59,063		(457,449	)(b)	—	28,856	—	—	—	59,062.00
Goldman Sachs Emerging Markets Debt Fund —Class R6	—	1,932,661	(c)	(1,805,000)		(62,041)	(16,664)	48,956	4,276	18,615	—

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Fund	Market Value as of 10/31/17	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss) on sales of Affiliated Investment Companies	Change in Unrealized Appreciation/ Depreciation	Market Value as of 10/31/18	Shares as of 10/31/18	Dividend Income from Affiliated Investment Companies	Capital Gain Distributions from Affiliated Investment Companies
Goldman Sachs Emerging Markets Debt Fund — Institutional Shares	$1,492,360	$420,493		$(1,912,853	)(c)	$—	$—	$—	$—	$21,685	$—
Goldman Sachs Financial Square Government Fund — Institutional Shares	14,799,592	19,759,578		(33,655,439)		—	—	903,731	903,731	122,664	—
Goldman Sachs Local Emerging Markets Debt Fund — Class R6	—	1,737,961	(d)	(1,383,000)		(79,006)	(24,856)	251,099	46,158	29,987	—
Goldman Sachs Local Emerging Markets Debt Fund — Institutional Shares	476,106	8,717		(469,444	)(d)	—	(15,379)	—	—	9,248	—
Goldman Sachs Emerging Markets Equity Insights Fund — Institutional Shares	2,060,317	184,098		(2,191,640)		196,016	(248,791)	—	—	30,147	78,951
Goldman Sachs Hedge Industry VIP ETF	—	602,824		(613,531)		10,707	—	—	—	84	—
Goldman Sachs High Yield Floating Rate Fund —Class R6	0	7,199	(e)	0		(7,199)	0	—	—	11,498	—
Goldman Sachs High Yield Floating Rate Fund —Institutional Shares	1,608,058	625,268		(2,229,810	)(e)	(217)	(3,299)	—	—	26,604	—
Goldman Sachs Inflation Protected Securities Fund — Class R6	—	3,761	(f)	(44,254)		40,493		—	—	3,761	—
Goldman Sachs Inflation Protected Securities Fund —Institutional Shares	1,769,389	12,413		(1,731,212	)(f)	10,222	(60,812)	—	—	12,413	—
Goldman Sachs MLP Energy Infrastructure Fund — Institutional Shares	—	318,343		(312,666)		(5,677)	—	—	—	3,343	—
Goldman Sachs Short- Term Conservative Income Fund — Institutional Shares	—	4,465,661		(4,469,414)		3,753	—	—	—	15,991	—

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements (continued)

October 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Fund	Market Value as of 10/31/17	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) on sales of Affiliated Investment Companies	Change in Unrealized Appreciation/ Depreciation	Market Value as of 10/31/18	Shares as of 10/31/18	Dividend Income from Affiliated Investment Companies	Capital Gain Distributions from Affiliated Investment Companies
Goldman Sachs Strategic Income Fund —Institutional Shares	$—	$1,000,000	$(997,919)	$(2,081)	$—	$—	$—	$—	$—
Goldman Sachs Strategic Macro Fund — Institutional Shares	1,970,021	113,112	(1,946,459)	(244,035)	107,361	—	—	113,113	—
TOTAL	$25,306,025	$50,240,518	$(70,370,591)	$(380,377)	$(346,284)	$4,449,291		$465,573	$138,013

(a)	Amounts include $746,580 for conversion of Institutional Shares to Class R6 Shares.
(b)	Amounts include $457,449 for conversion of Institutional Shares to Class R6 Shares.
(c)	Amounts include $1,912,853 for conversion of Institutional Shares to Class R6 Shares.
(d)	Amounts include $469,444 for conversion of Institutional Shares to Class R6 Shares.
(e)	Amounts include $2,129,810 for conversion of Institutional Shares to Class R6 Shares.
(f)	Amounts include $1,471,212 for conversion of Institutional Shares to Class R6 Shares.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2018, were $27,468,251 and $34,317,779, respectively.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2018, in the amount of $112,260, was from ordinary income. The tax character of distributions paid during the fiscal year ended October 31, 2017, in the amount of $323,662, was from ordinary income.

As of October 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$108,148
Undistributed long-term capital gains	—
Total undistributed earnings	$108,148
Capital loss carryforwards:(1)
Perpetual Long-Term	(399,559)
Perpetual Short-Term	(23,066)
Total capital loss carryovers	$(422,625)
Timing differences (Straddle Deferral)	$(140)
Unrealized gains — net	(128,412)
Total accumulated earnings (losses) — net	$(443,029)

(1)	Due to certain Sec 382 limitations certain losses may be limited.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

7. TAX INFORMATION (continued)

As of October 31, 2018, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$4,809,648
Gross unrealized gain	320,630
Gross unrealized loss	(449,042)
Net unrealized security gain (loss)	$(128,412)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts, net mark to market gains (losses) on foreign currency contracts and differences in the tax treatment of underlying fund investments and swap transactions.

The Fund reclassed $30,390 from paid in capital to distributable earnings for the year ending October 31, 2018. In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund’s and result primarily from certain non-deductible expenses and differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If the Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements (continued)

October 31, 2018

8. OTHER RISKS (continued)

Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Tax Risk — The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/ or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. The IRS also recently issued proposed regulations that, if finalized, would generally treat the Fund’s income inclusion with respect to a subsidiary as qualifying income only if there is a distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

The IRS also recently issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. The Fund has obtained an opinion of counsel that the Fund’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

8. OTHER RISKS (continued)

company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

9. OTHER MATTERS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08 — Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, by requiring amortization to the earliest call date. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. GSAM is currently evaluating the impact, if any, of the amendments.

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Fund’s fiscal year beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Notes to Financial Statements (continued)

October 31, 2018

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Absolute Return Multi-Asset Fund

	For the Fiscal Year Ended October 31, 2018		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	41,291	$409,161	394,106	$3,906,079
Reinvestment of distributions	943	9,390	79	761
Shares redeemed	(135,729)	(1,340,262)	(11,839)	(117,718)
	(93,495)	(921,711)	382,346	3,789,122
Class C Shares
Shares sold	—	37	—	—
Reinvestment of distributions	—	—	4	40
	—	37	4	40
Institutional Shares
Shares sold	88,646	876,539	74,702	735,747
Reinvestment of distributions	10,249	102,391	33,421	321,175
Shares redeemed	(2,526,311)	(24,786,595)	(3,686)	(36,401)
	(2,427,416)	(23,807,665)	104,437	1,020,521
Class R6
Shares sold	—	39	1	10
Reinvestment of distributions	11	105	34	327
Shares redeemed	—	—	(1)	(10)
	11	144	34	327
Investor Shares
Shares sold	—	38	—	—
Reinvestment of distributions	6	63	29	283
	6	101	29	283
Class P Shares(a)
Shares sold	30,441	298,288	—	—
Shares redeemed	(5,254)	(51,176)	—	—
	25,187	247,112	—	—
Class R Shares
Shares sold	—	38	—	—
Reinvestment of distributions	—	—	17	161
	—	38	17	161
NET INCREASE (DECREASE)	(2,495,707)	$(24,481,944)	486,867	$4,810,454

(a)	Commenced operations on April 16, 2018.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of

Goldman Sachs Absolute Return Multi-Asset Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Absolute Return Multi-Asset Fund (one of the funds constituting Goldman Sachs Trust, referred to hereafter as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 27, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Fund Expenses — Six Month Period Ended October 31, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class P, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 through October 31, 2018, which represents a period of 184 days in a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Absolute Return Multi-Asset Fund
Share Class	Beginning Account Value 5/1/18	Ending Account Value 10/31/18		Expenses Paid for the 6 months ended 10/31/18*
Class A
Actual	$1,000.00	$954.50		$3.79
Hypothetical 5% return	1,000.00	1,021.32	+	3.92
Class C
Actual	1,000.00	951.10		7.48
Hypothetical 5% return	1,000.00	1,017.54	+	7.73
Institutional
Actual	1,000.00	956.70		1.58
Hypothetical 5% return	1,000.00	1,023.59	+	1.63
Investor
Actual	1,000.00	956.60		2.52
Hypothetical 5% return	1,000.00	1,022.63	+	2.60
Class P
Actual	1,000.00	956.70		1.53
Hypothetical 5% return	1,000.00	1,023.64	+	1.58
Class R
Actual	1,000.00	953.40		5.02
Hypothetical 5% return	1,000.00	1,020.06	+	5.19
Class R6
Actual	1,000.00	956.70		1.82
Hypothetical 5% return	1,000.00	1,023.34	+	1.89

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
Absolute Return Multi-Asset Fund	0.77%	1.52%	0.32%	0.51%	0.31%	1.02%	0.37%

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Absolute Return Multi-Asset Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Fund and its service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings compiled by the Outside Data Provider as of December 31, 2017, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2018. The information on the Fund’s investment performance was provided for the one-year period ending on the applicable date. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group, had outperformed the Fund’s LIBOR-based benchmark index by 0.11%, and had underperformed the average performance of a group of competitor funds, as determined by the Investment Adviser, for the one-year period ended March 31, 2018.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s transfer agency, custody and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for the Fund was provided for 2017 and 2016, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $2 billion	0.85%
Next $3 billion	0.77
Next $3 billion	0.73
Over $8 billion	0.71

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amount of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2019.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 69	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Director, Emerson Center for the Arts and Culture (2011- 2017); and Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Herbert J. Markley Age: 68	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer)
(2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 56	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January
2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998- December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				154	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2018.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2018, Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 28 portfolios (14 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS ABSOLUTE RETURN MULTI-ASSET FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 47	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Absolute Return Multi-Asset Fund — Tax Information (Unaudited)

For the year ended October 31, 2018, 4.76% of the dividends paid from net investment company taxable income by the Absolute Return Multi-Asset Fund qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2018, 100% of the dividends paid from net investment company taxable income by the Absolute Return Multi-Asset Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.34 trillion in assets under supervision as of September 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[4]
∎	International Equity ESG Fund[5]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[5]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President

and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer

and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.gsamfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Holdings and allocations shown are as of October 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 151426-OTU-887798 MACAR-18/260

Goldman Sachs Funds

Annual Report	October 31, 2018

Dividend Focus Funds
Income Builder
Rising Dividend Growth
Total Emerging Markets Income

Goldman Sachs Dividend Focus Funds

∎	INCOME BUILDER

∎	RISING DIVIDEND GROWTH

∎	TOTAL EMERGING MARKETS INCOME

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS INCOME BUILDER FUND

What Differentiates Goldman Sachs’

Income Builder Fund Investment Process?

Income Builder Fund is a broadly diversified portfolio that seeks to provide income and capital appreciation.

The Goldman Sachs Income Builder Fund provides exposure to the wealth-building opportunities of stocks and the regular income potential of bonds. The Fund invests in both equity and fixed income securities with a focus on yield enhancing strategies to earn a monthly income stream. The Fund seeks to maintain broad exposure to equities with lower than general equity market volatility.

We believe that similar themes can perform differently across asset classes. The Fund can potentially take advantage of these cross-asset class opportunities as it is a dynamic portfolio that allows the flexibility to allocate across equities and fixed income from a top-down perspective, given our views on macro opportunities and valuations.

In our risk management process, we identify, monitor and measure a fund’s risk profile. We consider the risk relative to the benchmark and the Fund’s investment goal to seek income stability and capital growth.

The Fund’s portfolio comprises the ideas of three experienced Goldman Sachs investment groups:

Global Fundamental Equity Group: A group of investment professionals averaging over 15 years of investment experience and with a strong commitment to fundamental research.

Global Fixed Income Group: Broad, deep capabilities across global fixed income markets, with a total return investment philosophy.

Global Portfolio Solutions Group: The team is comprised of over 135* professionals with significant academic and practitioner experience.

*	As of September 2018

1

FUND RESULTS

Index Definitions

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

It is not possible to invest directly in an unmanaged index.

2

FUND RESULTS

Goldman Sachs Income Builder Fund

Investment Objective

The Goldman Sachs Income Builder Fund seeks to provide income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Team, the Goldman Sachs Fixed Income Investment Management Team, and the Goldman Sachs Global Portfolio Solutions Team, collectively the Goldman Sachs Income Builder Team (the “Income Builder Team”), discuss the Goldman Sachs Income Builder Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor and R6 Shares generated average annual total returns, without sales charges, of -1.03%, -1.74%, -0.63%, -0.77% and -0.62%, respectively. These returns compare to the 3.03% and 0.34% average annual total returns of the Russell 1000® Value Index (with dividends reinvested) (the “Russell Index”) and the ICE BofAML BB to B U.S. High Yield Constrained Index (the “ICE BofAML Index”), respectively, during the same period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P Shares generated a cumulative total return, without sales charges, of -1.18% compared to the -0.01% and 0.30% cumulative total returns of the Russell Index and the ICE BofAML Index, respectively.

Q	What economic and market factors most influenced the equity and fixed income markets as a whole during the Reporting Period?

A	The performance of the U.S. equity and fixed income markets were influenced most during the Reporting Period by economic growth data, corporate earnings releases, Federal Reserve (“Fed”) monetary policy and geopolitical events.

When the Reporting Period began in November 2017, progress on tax reform and strong economic activity were supportive of U.S. equities. Meanwhile, the performance of spread, or non-government bond, sectors was largely positive, bolstered by continued strength in the global macro environment and contained market, macro and political volatility. In December, the Fed delivered the third interest rate hike of 2017, as had been widely expected, having done similarly in March and June 2017, and maintained its projections for three additional interest rate hikes in 2018. Toward the end of the month, U.S. equities and U.S. corporate credit gained additional momentum from the passage of a tax reform bill that reduced the corporate tax rate from 35% to 21%.

U.S. equities saw a strong start to 2018, driven by positive economic data, the $1.5 trillion tax reform law and a favorable corporate earnings season. In February 2018, however, equities sold off on market speculation of a faster pace of Fed interest rates hikes, which stoked a sharp rise in bond yields and an increase in equity market volatility. The performance of spread sectors was also challenged by a spike in volatility that was based on a number of catalysts, including firmer than consensus expected U.S. wage and price inflation data at the beginning of February 2018, increased investor risk aversion amid equity market declines in February and March, and rising concerns about trade tensions during March. At their March policy meeting, Fed officials raised short-term interest rates, much as the market had expected. The Fed’s dot plot, which shows rate projections of the members of the Fed’s Open Market Committee, continued to point to a total of three interest rate increases in 2018. However, Fed policymakers acknowledged that the “economic outlook has strengthened in recent months,” revising their growth forecast higher and their employment rate forecast lower.

The U.S. equity market was relatively muted in April 2018, as the U.S. and China continued to generate trade headlines and geopolitical uncertainty about sanctions on Russia surfaced. In May 2018, U.S. equities rallied, driven not only by strong corporate earnings but also by upside surprises in economic activity and sentiment data as well as on a new U.S. unemployment low of 3.8%. However, the U.S. equity

3

FUND RESULTS

rally was hampered by escalating geopolitical uncertainty stemming from an unexpected political outcome in Italy, the ongoing unpredictability around the U.S.-North Korea summit, and escalating trade tensions with many U.S. allies. As for spread sectors, they broadly weakened during the second calendar quarter overall due to the increase in U.S.-China trade tensions, political events in emerging markets countries and Italy, rising U.S. interest rates and a stronger U.S. dollar. U.S. high yield corporate bonds, however, generated a small positive return. Rising oil prices were a tailwind for the broader high yield corporate bond sector, as many energy bonds are high yield rated. In June 2018, the Fed raised short-term interest rates, as widely anticipated, but the outcome of the Fed meeting was more hawkish than the consensus had expected. (Hawkish tends to suggest higher interest rates; opposite of dovish.) The Fed retained language indicating an “accommodative” monetary policy stance, but its economic growth and inflation forecasts were upgraded, and its median projection was lifted to four interest rate hikes in 2018 from the three it had indicated in March 2018.

Market volatility overall was high during the third quarter of 2018, driven by tense trade rhetoric between the U.S. and China, as well as between the U.S. and key allies, and by faltering macroeconomic data beyond the U.S. In July and August, U.S. equities saw a strong rally, buoyed by news the U.S. economy grew 4.2% year over year in the second calendar quarter — its fastest annualized pace since 2004. Spread sectors also performed well during the third calendar quarter overall, benefiting from the continued expansion of the global economy, with U.S. high yield corporate bonds delivering their strongest total return since the first quarter of 2017. In September 2018, the Fed delivered the eighth interest rate hike of its current tightening cycle, with its dot plot pointing to another increase by calendar year-end and three more during 2019. Fed Chair Jerome Powell delivered an upbeat assessment of the U.S. economy, which supported market expectations for these additional Fed rate hikes in 2019.

October 2018 was a difficult and volatile month for U.S. equities and spread sectors broadly. Higher interest rates, moderating U.S. economic growth expectations, less accommodative Fed monetary policy rhetoric and broad concerns about global economic growth and trade as expressed in third quarter 2018 corporate earnings guidance together weighed on the performance of risk assets overall. Investor sentiment broadly improved into month-end on positive U.S. economic data, including news the U.S. economy grew at an annualized rate of 3.5% in the third calendar quarter, and on healthy corporate earnings releases.

Q	What was the Fund’s asset allocation positioning during the Reporting Period?

A	As part of its principal investment strategies, the Fund has a baseline allocation of 60% to fixed income securities and 40% to equity securities, though in seeking to meet its investment objective, the Fund has the flexibility to opportunistically tilt the allocation to fixed income and equity securities up to 15% above or below that baseline allocation. The Fund seeks to provide a high and stable income stream plus capital appreciation, with lower volatility than the equity market. The percentage of the portfolio invested in equity and fixed income securities will vary from time to time as the Income Builder Team evaluates such securities’ relative attractiveness based on, among other factors, income opportunities, market valuations, economic growth and inflation prospects. Because of these stated goals of the Fund, the Income Builder Team believes the returns of the Russell Index and the ICE BofAML Index should be considered for reference only.

At the beginning of the Reporting Period, the Fund was invested 38.5% in equities and 60.2% in fixed income, with the balance of 1.3% in cash and cash equivalents. During the Reporting Period, we modestly increased the Fund’s overall exposure to equities such that it was closer to our baseline allocation. In our view, the medium-term outlook for equities was positive, supported by economic expansion, corporate earnings growth and valuations. Regarding fixed income, we reduced the Fund’s overall allocation but maintained our bias toward higher quality credits by tilting the Fund toward investment grade corporate bonds. At the end of the Reporting Period, the Fund was invested 39.9% in equities and 55.7% in fixed income, with the balance of 4.4% in cash and cash equivalents.

Q	What was the Fund’s 12-month distribution rate and what was its 30-day SEC yield during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor and R6 provided 12-month distribution rates of 3.83%, 3.12%, 4.14%, 4.01% and 4.15%, respectively. On October 31, 2018, the Fund’s 30-day SEC yields (subsidized) for its Class A, C, Institutional, Investor, R6 and P Shares were 3.61%, 3.05%, 4.21%, 4.07%, 4.23% and 4.23%, respectively.

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FUND RESULTS

Q	What key factors had the greatest impact on the performance of the Fund’s equity allocation during the Reporting Period?

A	Relative to the Russell Index, stock selection had the greatest impact on the Fund’s equity allocation during the Reporting Period. The Fund’s call writing strategy, which seeks to generate additional cash flow and potentially reduce volatility by sales of call options on the S&P 500® Index or other regional stock market indices (or related ETFs), did not have a material impact on performance during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	During the Reporting Period, the Fund’s overweight positions relative to the Russell Index in the consumer staples, telecommunication services and industrials sectors detracted from its returns. Stock selection in all three sectors further hurt the Fund’s performance. On the positive side, the Fund benefited from its overweight positions in the information technology and health care sectors and its neutral position in the materials sector. Stock selection in all three sectors also added to results. (Effective after the close of business on September 28, 2018, the telecommunications services sector was renamed the communication services sector and was broadened to include certain companies from the information technology and consumer discretionary sectors that facilitate communication and offer related content and information through various media.)

Q	Which stocks detracted significantly from the Fund’s relative performance during the Reporting Period?

A	During the Reporting Period, the largest detractors from the Fund’s performance relative to the Russell Index were Atlantia, Vodafone and Bank OZK.

Atlantia, an owner of Italian toll roads and airports, was a top detractor from the Fund’s relative returns. Its shares declined sharply following the tragic collapse of a motorway bridge, one of Atlantia’s concessions, in Genoa, Italy that resulted in multiple deaths and casualties. The collapse led to many uncertainties for the company in the short term, including the value of the concession, cost of damages and insurance coverage. Therefore, we exited the Fund’s position in the stock and allocated the capital to higher conviction ideas.

Vodafone, a telecommunication services company based in the U.K., also hurt the Fund’s relative performance during the Reporting Period. Its shares steadily declined during 2018 as the company’s operations in Southern Europe, particularly in Italy and Spain, were challenged, and European organic service revenue growth declined. Nevertheless, at the end of the Reporting Period, we believed Vodafone offered an attractive dividend yield and felt the company would deliver synergies following the completion of its acquisition of Liberty Global.

The Fund was also hurt by a position in Bank OZK, a regional bank offering personal and commercial banking services in the southeastern U.S. A majority of the stock’s underperformance occurred after disappointing second quarter 2018 earnings results. Although the bank’s earnings per share were in line with market expectations, its loan growth slowed, and its net interest margins were lower than consensus anticipated. During the Reporting Period, we sold the Fund’s position in Bank OZK and allocated the capital to higher conviction ideas.

Q	Which stocks contributed significantly to the Fund’s relative performance during the Reporting Period?

A	Compared to the Russell Index, the Fund’s investments in Microsoft, Pfizer and Cisco Systems added to results during the Reporting Period.

Microsoft, a developer and marketer of software and hardware services, added most to the Fund’s relative performance. Its shares appreciated as the company reassured investors its gains in cloud computing remained healthy. In our view, the company has been executing well as it seeks to become a leader in cloud computing, effectively migrating its customer base and expanding its total available market. A recent reorganization further highlighted Microsoft’s commitment to its cloud business, as its management reallocated resources from Windows initiatives to further drive growth. As a result, we believed the company was well positioned at the end of the Reporting Period to increase its revenues going forward. In our opinion, the company’s growth may accelerate over the next several years, which could potentially increase its multiples expansion. Additionally, we believed Microsoft stock was trading at an attractive valuation at the end of the Reporting Period and was supported by a strong yield.

Another leading contributor to Fund results during the Reporting Period was Pfizer. At the end of July 2018, the

5

FUND RESULTS

pharmaceutical company announced quarterly earnings that beat market estimates on earnings per share and sales and also raised its 2018 earnings guidance. The strong earnings were driven by strength across both new and legacy product lines and came despite a slight decrease in operating margins. At the end of the Reporting Period, we remained positive on the company given its strong balance sheet and large amount of cash, which we believe can provide its management team with the financial flexibility to invest or to return capital to shareholders. We felt Pfizer was well positioned to grow through market share improvements, early-mover advantage in some lines of therapy and exposure to international markets. Overall, at the end of the Reporting Period, we believed Pfizer was an attractively valued, high quality company poised for continued growth.

Cisco Systems, a provider of Internet-based networking hardware and communications services, also added to relative returns. Its stock posted gains in November 2017, as the company reported market expected earnings and slightly higher than market anticipated earnings per share. Much of its strong performance was driven, we believe, by continued market optimism about Cisco Systems’ solid execution as well as progress around many of its key strategic initiatives. Its stock then spiked in February 2018 when, in the middle of the month, the company again reported strong quarterly earnings, beating market expectations for revenue and earnings per share. Its margins were also better than market expected, and its management gave higher future earnings guidance and announced a dividend increase. In August 2018, its shares gained based on stronger than market expected earnings and raised guidance. At the end of the Reporting Period, we remained positive on the trajectory of Cisco Systems given its continued transition to a more recurring business model, and we considered it a high quality company. In our opinion, the company’s strong balance sheet, robust free cash flow and proven business model positioned it well moving forward. At the end of the Reporting Period, Cisco Systems paid an above average dividend and had also utilized much of its free cash flow for stock buybacks in the recent past.

Q	Were any significant purchases or sales made within the equity allocation of the Fund during the Reporting Period?

A	During the Reporting Period, the Fund initiated a position in Altria Group, which produces and markets tobacco products. We believe the company has successfully adapted to the changing tobacco environment, and recent actions should be a net benefit relative to peers, which are more reliant on flavored tobacco products. In our view, Altria Group is well insulated from key pressures facing the consumer packaged goods industry, and its stock was attractively valued at our time of purchase.

Another notable purchase was Honeywell International, a diversified technology and manufacturing company. We considered Honeywell International an attractively valued, high quality business with a strong management team. Additionally, we believe improving organic trends and the potential for strategic actions could be favorable for the company going forward.

Conversely, among sales completed during the Reporting Period was the Fund’s position in Exxon Mobil. Its stock had been purchased because of our positive views on the oil and gas company’s integrated business model and its management team’s ability to identify accretive acquisitions. During the Reporting Period, however, we exited the Fund’s position to purchase shares of another oil and gas company that offered what we considered to be more compelling risk-adjusted opportunities over the long term.

In addition, we eliminated the Fund’s position in FirstEnergy, which is engaged in the generation, transmission and distribution of electricity in the U.S. Our original thesis was predicated on the view that FirstEnergy traded at an inexpensive valuation and provided a solid dividend yield. We also believed the company could benefit from the divestiture of its power generation business and a conversion to a fully regulated utility. We decided to eliminate the Fund’s position because we believed other utility stocks offered better risk/reward opportunities.

Q	What changes were made to the Fund’s equity market sector and industry weightings during the Reporting Period?

A

During the Reporting Period, we reduced the Fund’s exposures to financials, energy and industrials companies. We increased its exposures to consumer staples and information technology companies as well as to energy master limited partnerships (“MLPs”). At the end of the Reporting Period, the Fund was overweight relative to the Russell Index in the energy, utilities, consumer staples, health care, industrials, consumer discretionary and real estate sectors. Within the energy sector, it was overweight energy MLPs. Within the real estate sector, it was overweight real estate investment trusts. The Fund was underweight compared to the Russell Index in the financials

6

FUND RESULTS

and consumer discretionary sectors. Relative to the Russell Index, the Fund was rather neutrally weighted in the communication services and materials sectors at the end of the Reporting Period.

Q	Which fixed income market sectors significantly affected the Fund’s performance during the Reporting Period?

A	In absolute terms, the Fund’s performance was hurt by exposure to high yield corporate bonds within the communications and financial market segments. However, exposure to high yield corporate bonds in the consumer non-cyclical market segment as well as to investment grade corporate bonds in the technology and telecommunications market segments added to absolute returns during the Reporting Period.

Relative to the ICE BofAML Index, the Fund’s underweight position overall in high yield corporate bonds detracted from performance. In addition, an overweight position in communications-related high yield corporate bonds hampered relative results. Conversely, the Fund’s exposure to high yield loans added to relative performance during the Reporting Period. Its underweight positions in industrial manufacturing and energy-related high yield corporate bonds also bolstered relative returns.

Q	How did the Fund’s duration and yield curve positioning strategies affect performance during the Reporting Period?

A	During the Reporting Period, the Fund’s duration positioning strategy detracted from its returns. Specifically, a long duration position compared to that of the ICE BofAML Index hurt the Fund’s performance in September and October 2018, as interest rates rose. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.) We do not actively manage the Fund’s yield curve positioning as part of our investment process. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	What changes were made to the Fund’s fixed income weightings during the Reporting Period?

A	Over the course of the Reporting Period, we increased the size of the Fund’s underweight position compared to the ICE BofAML Index in retail and apparel as that market segment, in our view, continues to face secular challenges due to pressures from e-commerce. We also increased the Fund’s underweight in energy because we remain cautious about cyclical sectors despite higher crude oil prices during the Reporting Period. In addition, we tilted the Fund toward investment grade corporate bonds as a way to maintain its bias toward higher quality credits. At the end of the Reporting Period, the Fund was overweight relative to the ICE BofAML Index in communications industries broadly. It was also overweight the finance and technology market segments. Compared to the ICE BofAML Index, the Fund was underweight the metals and mining, energy, and retail and apparel market segments. The Fund was rather neutrally weighted versus the ICE BofAML Index in the consumer products market segment at the end of the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As mentioned previously, the Income Builder Team wrote equity index options on a portion of the Fund’s equity allocation in an effort to generate additional cash flow and potentially reduce volatility. The use of equity index options did not have a material impact on performance during the Reporting Period. In managing the Fund’s fixed income allocation, the Income Builder Team used U.S. Treasury futures and options on Eurodollar futures to hedge and manage interest rate exposure. (Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S.) The use of options on Eurodollar futures added modestly to performance, while the use of U.S. Treasury futures had a negative impact on performance. In addition, the Fund employed forward foreign currency exchange contracts to hedge currency exposure during the Reporting Period. The use of forward foreign currency exchange contracts detracted from the performance of the Fund’s fixed income allocation during the Reporting Period.

Q	What is the Income Builder Team’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, the Income Builder Team believed broad-based economic growth and strong corporate earnings would likely continue to foster a positive environment for U.S. equities. Although we considered equity valuations elevated at the end of the Reporting Period, we believed they were justified by strong corporate earnings potential, given robust double-digit first and second quarter 2018 earnings growth. We expect continued earnings growth on the back of favorable fiscal policy and the benefits of tax reform legislation passed in December 2017. In our view, interest rates have room to rise before they become a material headwind for U.S. equities, as we believe increasing rates reflect improving economic growth prospects, which also

7

FUND RESULTS

boost corporate earnings. Overall, we think U.S. stocks offered a reasonable risk premium over other asset classes. We were also pleased to see increasing performance dispersion among individual stocks after several years of thematic-driven markets. That said, regardless of market direction, fundamental, bottom-up stock selection will continue to drive our process, not headlines or investor sentiment. At the end of the Reporting Period, we maintained high conviction in the companies owned by the equity portion of the Fund, and we believed they have the potential to outperform relative to the broader market regardless of the growth environment. We intend to continue to focus on undervalued companies we believe are in control of their own future, such as innovators with differentiated products, companies with low-cost structures and firms that have been investing in their own businesses and are poised to gain market share. We will maintain our discipline in identifying companies with what we consider to be strong or improving balance sheets, led by quality management teams and trading at discounted valuations, seeking to generate long-term outperformance.

Regarding fixed income, the Income Builder Team had a positive outlook for high yield corporate bonds when the Reporting Period ended. In our view, market fundamentals remained largely positive given that solid U.S. economic growth has bolstered corporate earnings, leading to benign credit conditions. As of the end of the Reporting Period, high yield companies had reported strong earnings so far for the third quarter of 2018, with approximately 70% meeting or exceeding market expectations. However, some companies lowered future earnings guidance. During the third calendar quarter, the energy and the metals and mining market segments posted the strongest earnings amid commodity price increases, while the earnings of autos, homebuilders, packaging and semiconductor companies lagged. Looking ahead, we see potential for certain idiosyncratic risks in the high yield corporate bond market, but at the end of the Reporting Period we thought overall measures of creditworthiness were consistent with low levels of stress, and default outcomes were well below historic averages. We believed the key risks to our outlook were interest rate volatility driven by more aggressive than market anticipated Fed monetary policy tightening or an inflation shock; higher risk premiums due to contagion from idiosyncratic risks; or an escalation of geopolitical tensions. Equity market volatility also posed a risk to our outlook, as such volatility has historically been a headwind for high yield credit spreads (or yield differentials versus duration-equivalent U.S. Treasury securities). Furthermore, potential political developments in the emerging markets could lead to increased volatility overall.

8

FUND BASICS

Income Builder Fund

as of October 31, 2018

PERFORMANCE REVIEW
November 1, 2017–October 31, 2018	Fund Total Return (based on NAV)[1]	Russell 1000® Value Index[2]	ICE BofAML BB to B U.S. High Yield Constrained Index[3]
Class A	-1.03%	3.03%	0.34%
Class C	-1.74	3.03	0.34
Institutional	-0.63	3.03	0.34
Investor	-0.77	3.03	0.34
Class R6	-0.62	3.03	0.34

April 16, 2018–October 31, 2018
Class P	-1.18%	-0.01%	0.30%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. This index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. It is not possible to invest directly in an unmanaged index.

[3]	The BofAML BB to B U.S. High Yield Constrained Index contains all securities in the ICE BofA Merrill Lynch U.S. High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FUND BASICS

PERFORMANCE REVIEW (continued)
November 1, 2017–October 31, 2018	12-Month Distribution Rate[4]	30-Day Standardized Subsidized Yield[5]	30-Day Standardized Unsubsidized Yield[5]
Class A	3.83%	3.61%	3.55%
Class C	3.12	3.05	3.00
Institutional	4.14	4.21	4.16
Investor	4.01	4.07	4.02
Class P	N/A	4.23	4.17
Class R6	4.15	4.23	4.17

[4]	The 12 month distribution rate is calculated by taking the sum of all cash distributions over the past 12 months and dividing by the month end NAV in the last month of the period. Distributions may include interest from fixed income, dividends from equities, short term and long term capital gains, return of capital, and special distributions. Return of capital distribution may include a return of some or all of the money that an investor invested in Fund shares. Distributions from securities such as MLPs passing through the Fund may also be characterized as return of capital. Special distributions may include any off-cycle distributions that occur outside of regular interest or dividend payment dates, such as when a company opts to pay a special dividend. The amounts and sources of distribution are not provided for tax reporting purposes. The Fund reports the character of distributions for federal income tax purposes each calendar year on Form 1099-DIV. Distributions will fluctuate over time and a large proportion of the distribution may occur at the end of the year in the form of capital gains. Distributions and market value movements affect the NAV of the Fund and will also affect this calculation. 12 month distribution rate numbers are based on historical distributions and NAVs and are not predictive of future distributions or yields. 12 month distribution rate is calculated to provide a sense of the total cash flow associated with investment in the Fund, but should not be confused with SEC yield, dividend yield or interest yield.

[5]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the SEC and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/ or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

10

FUND BASICS

STANDARDIZED TOTAL RETURNS[6]
For the period ended 9/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-2.92%	3.56%	6.64%	6.41%	10/12/94
Class C	0.94	3.95	6.45	4.00	8/15/97
Institutional	3.10	5.16	7.68	5.24	8/15/97
Investor	2.97	5.00	N/A	8.04	8/31/10
Class P	N/A	N/A	N/A	2.20	4/16/18
Class R6	3.11	N/A	N/A	4.41	7/31/15

[6]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[7]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.97%	0.99%
Class C	1.72	1.74
Institutional	0.58	0.60
Investor	0.72	0.74
Class P	0.57	0.59
Class R6	0.57	0.59

[7]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

11

FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 10/31/18[8]
Holding	% of Net Assets	Line of Business
Microsoft Corp.	1.7%	Software
Johnson & Johnson	1.6	Pharmaceuticals
Chevron Corp.	1.2	Oil, Gas & Consumable Fuels
Royal Dutch Shell PLC ADR Class A	1.2	Oil, Gas & Consumable Fuels
Pfizer, Inc.	1.1	Pharmaceuticals
Cisco Systems, Inc.	1.0	Communications Equipment
Medtronic PLC	0.9	Health Care Equipment & Supplies
JPMorgan Chase & Co.	0.8	Banks
BB&T Corp.	0.7	Banks
SunTrust Banks, Inc.	0.7	Banks

[8]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND’S EQUITY SECTOR ALLOCATIONS VS. BENCHMARK[9]
As of October 31, 2018

[9]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of the Fund’s Equity investments. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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FUND BASICS

FUND’S FIXED INCOME FUND COMPOSITION[10]

[10]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s Fixed Income investments. Short-term investments represent commercial papers. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

13

GOLDMAN SACHS INCOME BUILDER FUND

Performance Summary

October 31, 2018

The following graph shows the value, as of October 31, 2018, of a $1,000,000 investment made on November 1, 2008 in Institutional Shares. For comparative purposes, the performance of the Fund’s current benchmarks, the Russell 1000® Value Index and the ICE Bank of America Merrill Lynch BB to B U.S. High Yield Constrained Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class P and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Income Builder Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2008 through October 31, 2018.

Average Annual Total Return through October 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced October 12, 1994)
Excluding sales charges	-1.03%	3.42%	8.14%	6.49%
Including sales charges	-6.46%	2.25%	7.53%	6.24%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	-1.74%	2.66%	7.34%	3.81%
Including contingent deferred sales charges	-2.72%	2.66%	7.34%	3.81%

Institutional Class (Commenced August 15, 1997)	-0.63%	3.83%	8.57%	5.05%

Investor (Commenced August 31, 2010)	-0.77%	3.68%	N/A	7.51%

Class P (Commenced April 16, 2018)	N/A	N/A	N/A	-1.18%*

Class R6 (Commenced July 31, 2015)	-0.62%	N/A	N/A	3.22%

*	Total return for periods of less than one year represents cumulative total return.

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FUND RESULTS

Goldman Sachs Rising Dividend Growth Fund

Investment Objective

The Fund seeks long-term growth of capital and current income.

Portfolio Management Discussion and Analysis

Below, the Quantitative Investment Strategies (“QIS”) portfolio management team, the Goldman Sachs Global Portfolio Solutions Group and the Dividend Assets Capital, LLC (“DAC”) portfolio management team, the Fund’s sub-adviser, discuss the Goldman Sachs Rising Dividend Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor and R Shares generated average annual total returns, without sales charges, of 6.27%, 5.49%, 6.75%, 6.56% and 6.07%, respectively. These returns compare to the 7.35% average annual total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index (with dividends reinvested) (the “S&P 500 Index”), during the same time period.

From their inception on February 28, 2018 through the end of the Reporting Period, the Fund’s Class R6 shares generated a cumulative total return, without sales charges, of 1.54%. This return compares to the 1.16% cumulative total return of the S&P 500 Index during the same time period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P shares generated a cumulative total return of 1.03%. This return compares to the 2.28% cumulative total return of the S&P 500 Index during the same time period.

Q	What changes were made to the Fund during the Reporting Period?

A	Effective at the close of business on March 30, 2018, changes were made to the investment management responsibilities for the Fund. Goldman Sachs Asset Management, L.P. (“GSAM”) now manages the Fund’s dividend-paying investments using a systematic, rules-based approach, while DAC continues to manage the Fund’s investments in Master Limited Partnerships (“MLPs”). The Fund’s investment objective and benchmark did not change.

Q	What economic and market factors most influenced the equity markets as a whole during the Reporting Period?

A	Progress on tax reform and strong economic activity data supported U.S. equity market performance in the latter months of 2017. The U.S. Federal Reserve (the “Fed”) delivered the third interest rate hike of 2017 in December, as had been widely expected, and maintained its projections for three additional rate hikes in 2018.

U.S. equities then saw a strong start to the new calendar year in January 2018, driven by positive economic data, the $1.5 trillion tax reform plan signed in December 2017 and a favorable corporate earnings season. In February 2018, however, U.S. equities sold off, as a market repricing of Fed interest rate hikes stoked a sharp increase in bond yields and in equity market volatility. Concerns about tightening monetary policy in the U.S. were exacerbated by solid U.S. labor and inflation data. While the hawkish Fed minutes were largely expected, new Fed Chair Jerome Powell’s Congressional testimony surprised markets with its hawkish tilt, sparking another sell-off. (Hawkish language suggests higher interest rates; opposite of dovish. Jerome Powell became chair of the Fed in February 2018.) In March 2018, escalating trade tensions and tariffs weighed on investor sentiment. Meanwhile, the Fed delivered on another expected interest rate increase, with its “dot plot” continuing to point to three more rate hikes in 2018. (The “dot plot” shows rate projections of the members of the Fed’s Open Market Committee.) That said, policymakers acknowledged that the “economic outlook has strengthened in recent months,” revising its growth forecast higher and its unemployment forecast lower.

The U.S. and China continued to generate trade headlines, but the market impact remained relatively muted in April

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FUND RESULTS

2018, as investors remained relatively resistant to the risk of a trade war. U.S. equities then performed well in May 2018, driven by upside surprises in activity and sentiment data as well as a new unemployment low of 3.8%. However, the U.S. equity rally was hampered by escalating geopolitical uncertainty stemming from the unexpected political outcome in Italy, the ongoing unpredictability around the U.S.-North Korea summit and escalating trade tensions. While the Fed interest rate hike in June 2018 was largely expected, the outcome of the Fed’s meeting was more hawkish than anticipated. The Fed retained language indicating an “accommodative” monetary policy stance, but its economic growth and inflation forecasts were upgraded, and its median projection was lifted to four interest rate hikes in 2018 from three. Still-escalating trade tensions between the U.S. and China hurt market sentiment, with the U.S. threatening tariffs on an additional $200 billion worth of Chinese goods and China vowing to retaliate.

Market volatility was high during the third calendar quarter, driven both by the trade rhetoric between the U.S. and China and other key U.S. allies and by robust U.S. macroeconomic data relative to other developed and emerging markets. U.S. equities saw a strong rally in July and August 2018, buoyed by strong domestic economic data that outweighed headwinds posed by moderating global economic growth and escalating trade and diplomatic tensions. The U.S. economy grew 4.2% year over year in the second calendar quarter, its fastest annual pace since 2004. U.S. economic data continued to reach cycle highs in September 2018. Approximately 201,000 jobs had been added in August 2018, and the unemployment rate held steady. U.S. core personal consumption expenditures inflation increased 1.96% year over year, hovering near the Fed’s 2% target for the fourth month in a row. Against this backdrop of solid economic growth, near-target inflation and healthy monthly job gains, the Fed raised interest rates again in September 2018 and signaled another rate hike before year end, in line with market expectations. The successful outcome of a new version of a North American trade agreement near month end was also supportive of market sentiment.

October 2018 was a difficult and volatile month for equities around the globe, including U.S. equities. Such volatility was driven by various factors, including a delayed response to the global rates sell-off early in the month, a moderation of economic growth expectations, less accommodative rhetoric from Fed policymakers, and concerns around global trade expressed in third quarter corporate earnings guidance. The correction in U.S. equity markets during the month resulted in tighter U.S. financial conditions, which nonetheless remained easier than in 2016. Minutes from the September Fed meeting reiterated policymaker confidence in inflation remaining around its target. Economic data releases toward the end of the month were consistent with the upbeat view of economic growth communicated by Fed officials. For example, the U.S. economy added 134,000 jobs in September 2018, and the unemployment rate declined to 3.7%, its lowest level in nearly five decades. U.S. Gross Domestic Product (“GDP”) expanded 3.5% quarter over quarter on an annualized basis in the third quarter of 2018, slightly better than the consensus expectation of 3.3%. Institute for Supply Management surveys were also solid, with the non-manufacturing index rising to a cycle high of 61.6.

Q	What economic and market factors most influenced energy MLPs as a whole during the Reporting Period?

A	The Alerian MLP Index, the leading measure of energy MLPs, returned 0.53% for the Reporting Period. On the one hand, midstream energy MLPs were supported during the Reporting Period by higher crude oil prices, strong domestic shale oil and natural gas production and healthy crude/liquid natural gas/refined exports as well as a generally favorable economic backdrop both domestically and globally. (The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side, i.e. energy producers, and the demand side, i.e. energy end-users, for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport various energy commodities.) Further, fundamentally, MLPs delivered strong earnings before interest, taxes, amortization and depreciation (“EBITDA”) growth both year over year and sequentially, with strong distribution coverage and reduced financial leverage, as managements throughout the industry focused on business execution and reduced dependence on equity financing.

MLP performance during the Reporting Period, however, diverged from the improved business fundamentals, in our view, as investors nervously sought clarity on the Federal Energy Regulatory Commission’s rate-making impact on natural gas pipeline operators as well as other regulatory matters, including, even more recently, Colorado’s proposition 112’s potential impact on oil and gas drillers and operators. (The Federal Energy Regulatory Commission (“FERC”) is an independent agency that regulates the interstate transmission of electricity, natural gas, and oil.

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FUND RESULTS

FERC also reviews proposals to build liquefied natural gas (“LNG”) terminals and interstate natural gas pipelines as well as licensing hydropower projects. During the first half of the Reporting Period, FERC announced it would no longer allow MLPs to use an income tax recovery allowance as part of the cost of service calculation for FERC regulated pipelines. Colorado’s proposition 112 was an initiative that would dramatically increase oil and gas drilling setbacks from homes, businesses and waterways. It was defeated in the November 6, 2018 elections.) Further, U.S. Treasury yields moved higher during the Reporting Period, which tends to increase cost of capital and historically has had a negative effect on MLPs’ short-term performance, as investors adjust to a higher rate environment.

As of October 31, 2018, MLPs offered 8.29% trailing 12-month distribution yields, which were significantly higher than their own 10-year average and higher than the yields of other traditional high yield assets such as real estate investment trusts and utilities.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	While the Fund posted solid absolute gains, it underperformed the S&P 500 Index on a relative basis for the Reporting Period as a whole.

From November 1, 2017 through March 30, 2018 (“the initial part of the Reporting Period”), the Fund, comprised of both MLP assets and dividend-paying investments, outperformed the S&P 500 Index, driven by strong stock selection that was only partially offset by the detracting effect of sector allocation decisions overall. Also, the Fund averaged a 1.83% allocation to cash during the initial part of the Reporting Period, which detracted modestly from relative results.

From March 31, 2018 through the end of the Reporting Period on October 31, 2018 (“the latter part of the Reporting Period”), the Fund’s overall benchmark remained the S&P 500 Index. Given that the MLP sleeve of the Fund gives exposure to energy stocks, however, the dividend-paying growers portion of the Fund, under its new investment approach, used the S&P 500 ex-Energy Index as its reference benchmark. During the latter part of the Reporting Period, the Fund’s dividend-paying investments underperformed the S&P 500 ex-Energy Index. While sector allocation contributed positively, albeit modestly, to relative results, stock selection detracted.

For the Reporting Period overall, the Fund’s MLP assets underperformed the Alerian MLP Index, the benchmark used for the MLP portion of the Fund. Such underperformance was driven by less than favorable stock selection. On a factor level, the Fund’s MLPs had positive active exposure toward higher growth, profitability, earnings stability and midstream assets operators, and negative exposure to momentum, large size, high volatility and high leverage. Although DAC’s focus on high quality factors has driven strong performance over the long term, this Reporting Period, amidst a market/industry disruption that shook investors’ confidence on future energy industry growth prospects, was an instance when our MLP strategy underperformed. At the end of the Reporting Period, excluding cash, approximately 90.2% of the Fund’s MLP assets were allocated to the oil and gas storage and transportation industry.

Q	Which equity market sectors most significantly affected Fund performance during the initial part of the Reporting Period?

A	As measured by the S&P 500 Index, the sectors that detracted most on a relative basis during the initial part of the Reporting Period were energy, materials and telecommunication services. Both stock selection in and having an overweight to the underperforming energy sector detracted. Most of the Fund’s energy sector exposure was through MLPs, which experienced a negative effect from tax reform as well as from a FERC policy change that resulted in low correlation for MLPs to the upturn in the price of oil. Similarly, weak stock selection in and having an overweight in the materials sector, which lagged the S&P 500 Index during the initial part of the Reporting Period, hurt the Fund’s relative results. The Fund had no exposure to telecommunication services, which dampened results, as the sector outperformed the S&P 500 Index during the initial part of the Reporting Period.

Only partially offsetting these detractors was effective stock selection in the consumer staples, consumer discretionary and industrials sectors, which contributed positively. Having an underweight allocation to consumer staples, which lagged the S&P 500 Index during the initial part of the Reporting Period, and an overweight allocation to industrials, which outperformed the S&P 500 Index during the initial part of the Reporting Period, also buoyed the Fund’s relative results.

Q	Which stocks detracted significantly from the Fund’s performance during the initial part of the Reporting Period?

A	Detracting most from the Fund’s results relative to the S&P 500 Index during the initial part of the Reporting Period were

17

FUND RESULTS

positions in specialty chemicals producer Albemarle, exploration and production company Dominion Energy Midstream Partners, L.P. and refined petroleum products and ammonia storage, transportation and distribution company Magellan Midstream Partners, L.P.

Shares of Albemarle fell on worries that potential new lithium supply coming online in the years ahead could exceed demand. Shares of Dominion Energy Midstream Partners, L.P. declined significantly on the negative effect on its assets and potential impact on drop-down economics after FERC announced it would no longer allow MLPs to use an income tax recovery allowance as part of the cost of service calculation for FERC regulated pipelines. (Drop-down refers to the act of a parent company selling energy MLP-qualified assets to the associated energy MLP.) In addition to general weakness in the MLP space, Magellan Midstream Partners, L.P.’s shares dropped, as its 2018 guidance was viewed as below expectation by many analysts. Additionally, while only marginally affected by the FERC policy change, Magellan Midstream Partners, L.P.’s shares sold off with the rest of the industry.

Q	What were some of the Fund’s best-performing individual stocks during the initial part of the Reporting Period?

A	The top contributors to the Fund’s relative performance during the initial part of the Reporting Period were athletic apparel, equipment and accessories company Nike, China-based technology company Tencent Holdings and off-price retailer Ross Stores.

Strong fundamentals and increased transparency on the drivers of its long-term earnings per share growth outlook drove the stock of Nike higher during the initial part of the Reporting Period. Key long-term earnings per share growth drivers included the shift to direct-to-consumer sales, innovation and supply chain revolution. Shares of Tencent Holdings rose on solid company reports during the initial part of the Reporting Period, which drove positive investor sentiment toward the company and its growth potential. Ross Stores’ strong stock performance was driven by its solid fundamentals. U.S. consumers found value and rewarding shopping experiences in Ross Stores, which drove high traffic.

Q	Which equity market sectors most significantly affected Fund performance during the latter part of the Reporting Period?

A	As the dividend-paying equity investments portion of the Fund transitioned between managers, the QIS team made the decision to hold various legacy energy stocks for a period of time for the purpose of tax management. Those energy companies contributed positively to the performance compared to the S&P 500 ex-Energy Index. By June 30, 2018, the QIS team sold all non-rules-based-model positions from the initially transitioned portfolio, including the legacy energy stocks. Given this transition, for the latter part of the Reporting Period as a whole, the sectors that contributed most on a relative basis to the S&P 500 ex-Energy Index were energy, communication services and materials. Partially offsetting these positive contributors were financials, information technology and health care, which detracted.

Q	Which stocks detracted significantly from the Fund’s performance during the latter part of the Reporting Period?

A	Detracting most from the Fund’s results relative to the S&P 500 ex-Energy Index during the latter part of the Reporting Period were a significantly underweight position in the strongly-performing information technology giant Apple and out-of-benchmark positions in the weaker-performing institutional financial services firm SEI Investments and regional bank Bank OZK.

Q	What were some of the Fund’s best-performing individual stocks during the latter part of the Reporting Period?

A	The top individual contributors to the Fund’s relative performance during the latter part of the Reporting Period were overweighted positions in packaged foods provider Hormel Foods, digital communication products manufacturer QUALCOMM and specialty glass and ceramic manufacturer Corning, each of which outperformed the S&P 500 ex-Energy Index during the latter part of the Reporting Period.

Q	Which MLPs detracted significantly from the Fund’s performance during the Reporting Period as a whole?

A	Among those MLPs detracting most from the Fund’s results relative to the Alerian MLP Index during the Reporting Period were overweight positions in Dominion Energy Midstream Partners, L.P. (“DM”), EQT Midstream Partners, L.P. (“EQM”) and Spectra Energy Partners, L.P. (“SEP”).

DM posted a double-digit negative return during the Reporting Period driven primarily by FERC’s policy revision that made DM’s growth strategy non-economic. DM’s sponsor, Dominion Energy, announced a roll-up of DM as a result. EQM similarly posted a double-digit negative return

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FUND RESULTS

during the Reporting Period, here due to a major pipeline project delay and cost overruns. As with DM, SEP’s double-digit negative return was caused by FERC’s policy revision and its sponsor’s decision to roll-up SEP. We sold the Fund’s position in SEP by the end of the Reporting Period, as SEP is widely expected to be taken out by Enbridge in a deal anticipated to close by the end of 2018. Enbridge announced it would buy in all of its sponsored vehicles in low-to-no premium deals because of diminished growth prospects in each.

Q	What were some of the Fund’s best-performing MLPs during the Reporting Period overall?

A	Relative to the Alerian MLP Index, among those MLPs that contributed most to the Fund’s performance during the Reporting Period were Buckeye Partners, L.P. (“BPL”), Hess Midstream Partners, L.P. (“HESM”) and Cheniere Energy Partners, L.P. (“CQP”).

Being underweight an underperforming BPL contributed positively to the Fund’s relative results. In our opinion, BPL’s double-digit negative return was driven by deteriorating fundamentals and lack of growth opportunity. BPL reduced its distribution growth to a flat projection. We believed its distribution level was unsustainable, and we felt it may eventually cut its distributions. Further, we believed a higher cost of equity diminished the potential return for future investments. The Fund exited BPL by the end of the Reporting Period due to what we saw as a lack of clarity on business strategy weighing on its investment potential.

Being overweight the outperforming HESM contributed positively. HESM was a new purchase for the Fund during the Reporting Period, initiated based on what we viewed as HESM’s strategic location in the Bakken shale with highly visible growth and stable cash flow. We also viewed its balance sheet and its operating EBITDA as especially attractive. HESM posted a double-digit positive return during the Reporting Period, driven by improved drilling economics in the Bakken shale formation and what many viewed as its strong infrastructure position with high value-added projects.

Being overweight CQP proved beneficial, with its double-digit gain during the Reporting Period driven by highly visible distribution cash flow, as its capital projects were placed into service, backed by long-term firm contracts. Like HESM, CQP was a new purchase for the Fund during the Reporting Period.

Q	How did the Fund use derivatives during the Reporting Period?

A	The MLP portion of the Fund did not use derivatives during the Reporting Period. The dividend-paying equity investments portion of the Fund used index futures contracts during the latter part of the Reporting Period to equitize its modest cash position. In other words, we bought index futures to avoid cash drag in the portfolio sleeve. (When a part of one’s total balance is not invested in securities but in a cash or cash equivalent security, it has no market exposure and is referred to as cash drag.) The use of these derivatives did not have a material impact on Fund results during the latter part of the Reporting Period.

Q	Did the Fund make any significant equity purchases or sales during the initial part of the Reporting Period?

A	We initiated a Fund position in International Business Machines (“IBM”). We believe IBM will successfully execute on its strategic imperatives initiative, which could lead to growth in excess of low consensus expectations. In our view, the company has an opportunity to build on its leadership position in artificial intelligence via Watson, thus driving growth in its cognitive solutions business segment. Further, we think revenues generated from its strategic imperatives initiative could drive the need for in-house talent at clients for implementation purposes, thus driving growth potential in its global business services segment. Finally, we believe IBM’s technology services & cloud business segment is well positioned to benefit in terms of cloud resources necessary to support the use of Watson along with hybrid cloud at clients.

We established a Fund position in medical products developer Medtronic, as we believe the company has strong upside potential. Our investment thesis is based on what we view as its industry-leading product portfolio driving sustainable sales growth, operating margin expansion through synergies and, at the time of purchase, an attractive valuation.

Conversely, we exited the Fund’s position in business outsourcing solutions provider Automatic Data Processing (“ADP”). Shares of ADP exceeded our price target, and we believed it prudent to reallocate to other opportunities.

We eliminated the Fund’s position in health care services provider Cardinal Health, as we believe the company faces ongoing challenges in its business. Further, guidance reductions have come because its management called out little visibility in earnings per share growth.

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FUND RESULTS

Q	Did the Fund make any significant equity purchases or sales during the latter part of the Reporting Period?

A	During the latter part of the Reporting Period, we focused on transitioning the dividend-paying growers portion of the Fund to its new systematic, rules-based approach.

Q	Did the Fund make any significant purchases or sales of MLPs during the Reporting Period overall?

A	In addition to the purchases of HESM and CQP, already mentioned, we initiated a Fund position in Targa Resources Corp. (“TRGP”). The Fund initiated the position during the Reporting Period based on TRGP’s simplified corporate structure, i.e. no General Partner, no K-1 and no Incentive Distribution Rights. (A Schedule K-1 is a tax document used to report the incomes, losses and dividends of a business’ partners or S corporation’s shareholders. Incentive distribution rights give a General Partner an increasing share of a limited partnership’s incremental distributable cash flow.) Additionally, approximately two-thirds of TRGP’s operating margin is fee-based, and its assets are located in key shale basins. We believe TRGP is well positioned to benefit from a strong export theme.

Conversely, the two major sales of MLPs during the Reporting Period were those of BPL and SEP, each mentioned earlier.

Q	Were there any notable changes in the Fund’s equity sector weightings during the Reporting Period?

A	During the initial part of the Reporting Period, the Fund’s exposure to information technology and consumer discretionary increased relative to the S&P 500 Index, and its allocations to the energy and materials sectors decreased relative to the S&P 500 Index.

Under the QIS team’s new investment approach, implemented during the latter part of the Reporting Period, the Fund does not take sector bets by design. Therefore, the dividend-paying investments portion of the Fund, using a quantitative process, strove to be similar to the S&P 500 ex-Energy Index in terms of sector allocation. We seek to provide exposure to high quality, dividend-paying growers within each sector.

Q	Were there any notable changes in the Fund’s MLP weightings during the Reporting Period?

A	Based on GICS sub-industries, the MLP portion of the Fund increased its weights in coal & consumable fuels, oil & gas equipment & services and oil & gas exploration & production and decreased its weight in oil & gas storage & transportation during the Reporting Period. At the end of the Reporting Period, the MLP portion of the Fund had its largest allocation in the oil & gas storage & transportation sub-industry.

Q	How was the dividend-paying investments portion of the Fund positioned relative to the S&P 500 ex-Energy Index at the end of the Reporting Period?

A	As mentioned earlier, it is not part of the dividend-paying investments portion of the Fund’s approach to take sector bets. Thus, at the end of October 2018, the dividend-paying investments portion of the Fund had rather neutral positions in each sector of the S&P 500 ex-Energy Index.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	As described earlier, effective after the close of business on March 30, 2018, the QIS team manages the Fund’s dividend-paying investments, while DAC continued to manage the Fund’s investments in MLPs. Within the QIS team, Monali Vora and Aron Kershner became the portfolio managers of the dividend-paying investments portion of the Fund effective April 2, 2018.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	The Fund seeks long-term growth of capital and current income. Within the dividend-paying growers sleeve, we maintained confidence at the end of the Reporting Period in high quality business models that have demonstrated commitment to grow their dividend in a rather stable manner.

As for MLPs, we believed at the end of the Reporting Period that the continuation of the strong U.S. economy, along with an improving global economy, supported higher crude oil prices, thus providing strong incentives for exploration and production companies to bring additional production online. Higher production means higher processing and gathering activities, which, in turn, means higher volumes transported through pipelines, creating what we believe may well be a positive business environment for midstream assets operators. Further, strong business fundamentals, combined with better managed balance sheets, disciplined investment

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FUND RESULTS

and a focus on simpler corporate structure and improved governance, should, in our view, continue healing investors’ confidence toward the industry.

We believe midstream assets operators provide attractive investment opportunities due to what we view as both their attractive valuations compared to peers and on historical terms as well as their strong incomes and long-term utility-like cash flows. The MLP portion of the Fund has a long-standing focus on high quality midstream assets operators, both MLPs and C-corps, with top-tier balance sheets, competitive advantages via either barriers to entry or barriers to exit, consistent cash flow/operating margins and competitive cost of capital structures, which earn reasonable economic value on capital projects, in our view. (C-corps are corporations in which the owners or shareholders, are taxed separately from the entity.) Over the long term, we believe this focus on high quality has produced superior relative returns compared to the Alerian MLP Index, despite near-term market volatility. As always, we continue to monitor domestic and global economies, geopolitical factors, interest rates and equity market fundamentals as we actively manage the Fund.

(During the first full week of November 2018, after the end of the Reporting Period, U.S. West Texas Intermediate oil prices fell to a near eight-month low after Washington, D.C. granted sanction waivers to top buyers of Iranian oil, as Iran said it had so far been able to sell as much oil as it needs to sell, and as surging U.S. crude output hit another record and domestic crude inventories rose more than analysts expected. Concerns about slowing global demand for oil also sent U.S. oil prices into a bear market. Despite these headlines, we maintain our view that intermediate- to long-term prospects for midstream assets operators are positive, based on the factors discussed above.)

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FUND RESULTS

Index Definitions

The Alerian MLP Index is a float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total float-adjusted market capitalization. It is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

The S&P 500 Ex-Energy is designed to provide broad market exposure except for members of the energy sector.

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FUND BASICS

Rising Dividend Growth Fund

as of October 31, 2018

PERFORMANCE REVIEW
November 1, 2017–October 31, 2018	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]
Class A	6.27%	7.35%
Class C	5.49	7.35
Institutional	6.75	7.35
Investor	6.56	7.35
Class R	6.07	7.35

February 28, 2018– October 31, 2018
Class R6	1.54%	1.16%

April 16, 2018–October 31, 2018
Class P	1.03%	2.28%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	9.64%	7.84%	9.54%	8.04%	03/23/2004
Class C	13.99	8.26	9.46	7.98	04/14/2005
Institutional	16.49	9.52	10.61	8.48	03/21/2007
Investor	16.29	9.34	N/A	10.24	02/27/2012
Class P	N/A	N/A	N/A	8.58	04/16/2018
Class R	15.70	8.80	N/A	9.69	02/27/2012
Class R6	N/A	N/A	N/A	9.13	02/28/2018

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Effective February 27, 2012, the Rising Dividend Growth Fund, a series of Dividend Growth Trust (the “Predecessor Fund”), was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund’s historical performance. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Prior to February 27, 2012 (the effective date of the reorganization of the Predecessor Fund into the Fund), the maximum initial sales charge applicable to sales of Class A Shares of the Predecessor Fund was 5.75%, which is not reflected in the average annual total return figures shown. Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

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FUND BASICS

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.15%	1.19%
Class C	1.90	1.94
Institutional	0.76	0.80
Investor	0.90	0.94
Class P	0.75	0.79
Class R	1.40	1.44
Class R6	0.75	0.79

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/18[5]
Holding	% of Net Assets	Line of Business
The Walt Disney Co.	2.6%	Entertainment
Comcast Corp. Class A	2.6	Media
Twenty-First Century Fox, Inc. Class A	2.1	Entertainment
UnitedHealth Group, Inc.	1.8	Health Care Providers & Services
Microsoft Corp.	1.8	Software
Energy Transfer LP	1.7	Oil, Gas & Consumable Fuels
Enterprise Products Partners LP	1.6	Oil, Gas & Consumable Fuels
Aetna, Inc.	1.6	Health Care Providers & Services
Mastercard, Inc. Class A	1.6	IT Services
Medtronic PLC	1.6	Health Care Equipment & Supplies

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

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FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of October 31, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

25

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Performance Summary

October 31, 2018

The following graph shows the value, as of October 31, 2018, of a $1,000,000 investment made on November 1, 2008 in Institutional Shares. For comparative purposes, the performance of the Fund’s benchmark, the S&P 500 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class P and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Rising Dividend Growth Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2008 through October 31, 2018.

Average Annual Total Return through October 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced March 23, 2004)
Excluding sales charges	6.27%	6.67%	10.78%	7.87%
Including sales charges	0.43%	5.46%	10.15%	7.45%

Class C (Commenced April 14, 2005)
Excluding contingent deferred sales charges	5.49%	5.87%	10.08%	7.35%
Including contingent deferred sales charges	4.44%	5.87%	10.08%	7.35%

Institutional Class (Commenced March 21, 2007)	6.75%	7.09%	11.24%	7.75%

Investor (Commenced February 27, 2012)	6.56%	6.93%	N/A	8.92%

Class P (Commenced April 16, 2018)	N/A	N/A	N/A	1.54%*

Class R (Commenced February 27, 2012)	6.07%	6.40%	N/A	8.38%

Class R6 (Commenced February 28, 2018)	N/A	N/A	N/A	1.03%*

*	Total return for periods of less than one year represents cumulative total return.

EffectiveFebruary 27, 2012, Rising Dividend Growth Fund (the “Predecessor Fund”) was reorganized into the Fund. As accounting successor to the Predecessor Fund, the Fund has assumed the Predecessor Fund’s historical performance. Therefore, the performance information above is the combined performance of the Predecessor Fund and Fund (except for Investor, Class P and R Shares, which were not offered by the Predecessor Fund).

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FUND RESULTS

Goldman Sachs Total Emerging Markets Income Fund

Investment Objective

The Fund seeks current income and as a secondary objective, the Fund seeks capital appreciation.

Portfolio Management Discussion and Analysis

Effective after the close of business on December 26, 2017, the Goldman Sachs Dynamic Emerging Markets Debt Fund was renamed and repositioned as the Goldman Sachs Total Emerging Markets Income Fund (the “Fund”). In addition, the Fund’s investment objective and principal investment strategy changed. Within its principal investment strategy, the Fund continues to invest in emerging markets debt and currencies of issuers in emerging markets countries, and after the close of business on December 26, 2017, the Fund also invests in equity investments. As of December 27, 2017, the Fund’s benchmark changed from the Dynamic Emerging Markets Debt Fund Composite Index to the Total Emerging Markets Income Fund Composite Index.

Effective October 1, 2018, the Fund’s fiscal year end changed from March 31 to October 31. Below, the Goldman Sachs Global Fixed Income Investment Management Team and the Goldman Sachs Fundamental Equity Team discuss the Fund’s performance and positioning for the period from April 1, 2018 through October 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 Shares generated cumulative total returns, without sales charges, of -15.98%, -16.31%, -15.86%, -15.81%, -16.16% and -15.86%, respectively. These returns compare to the -10.56% cumulative total return of the Fund’s benchmark, the Total Emerging Markets Income Fund Composite Index (“Total EM Composite”), which is composed 40% of the MSCI Emerging Markets Index (Net, USD, Unhedged), 20% of the J.P. Morgan Government Bond Index — Emerging Markets (“GBI-EMSM”) Global Diversified Index (Gross, USD, Unhedged), 20% of the J.P. Morgan Emerging Market Bond Index (“EMBISM”) Global Diversified Index (Gross, USD, Unhedged) and 20% of the J.P. Morgan Corporate Emerging Markets Bond Index (“CEMBISM”) Broad Diversified Index (Gross, USD, Unhedged). The components of the Total EM Composite, the MSCI Emerging Markets Index, J.P. Morgan GBI-EMSM Global Diversified Index, J.P. Morgan EMBISM Global Diversified Index and J.P. Morgan CEMBISM Broad Diversified Index, generated cumulative total returns of -16.89%, -13.76%, -3.45% and -1.08%, respectively, during the Reporting Period.

For the period since their inception on April 20, 2018 through October 31, 2018, the Fund’s Class P Shares generated a cumulative total return of -14.50% compared to the -10.15% cumulative total return of the Total EM Composite. The components of the Total EM Composite, the MSCI Emerging Markets Index, J.P. Morgan GBI-EMSM Global Diversified Index, J.P. Morgan EMBISM Global Diversified Index and J.P. Morgan CEMBISM Broad Diversified Index, generated cumulative total returns of -16.78%, -12.74%, -2.85% and -0.87%, respectively, during the same time period.

To compare, the Fund’s former benchmark, the Dynamic Emerging Markets Debt Composite Index (the “Dynamic EMD Composite”) generated a cumulative total return of -8.14% during the Reporting Period overall. The components of the Dynamic EMD Composite, the J.P. Morgan GBI-EMSM Global Diversified Index, J.P. Morgan EMBISM Global Diversified Index and J.P. Morgan CEMBISM Broad Diversified Index, generated cumulative total returns of -13.76%, -3.45% and -1.08%, respectively, during the same time period.

Q	What economic and market factors most influenced emerging markets debt and emerging markets equities during the Reporting Period?

A	During the Reporting Period, emerging markets debt and emerging markets equities overall were influenced most by heightened investor risk aversion, softening global economic

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FUND RESULTS

growth, central bank monetary policy action, a strengthening U.S. dollar and geopolitics, including trade protectionist rhetoric.

External emerging markets debt, as represented by the J.P. Morgan EMBISM Global Diversified Index, recorded a return of -3.45%. Sovereign spreads (that is, the difference in yields between external emerging markets debt and U.S. Treasuries) widened by approximately 63 basis points and closed the Reporting Period 366 basis points wider than U.S. Treasury securities. (A basis point is 1/100th of a percentage point.) The worst performing emerging external debt markets in the J.P. Morgan EMBISM Global Diversified Index (in U.S. dollar terms1) were Zambia (-29.82%), Venezuela (-21.76%) and Argentina (-13.15%). The top performing countries were Mozambique (+5.15%), Pakistan (+2.15%) and Vietnam (+1.30%).

Local emerging markets debt, as represented by the J.P. Morgan GBI-EMSM Global Diversified Index, posted a return of -13.76%, with approximately -11.93% due to currency depreciation versus the U.S. dollar and -1.83% due to changes in local interest rates. On a total return basis, the worst performing countries in the J.P. Morgan GBI-EMSM Global Diversified Index (in U.S. dollar terms1) during the Reporting Period were Argentina (-47.16%), Turkey (-36.49%) and South Africa (-23.82%). The top performing countries were the Dominican Republic (+2.03%), Nigeria (-0.03%) and Thailand (-6.06%).

Corporate emerging markets debt, as represented by the J.P. Morgan CEMBISM Broad Diversified Index, returned -1.08%. Corporate spreads (that is, the difference in yields between corporate emerging markets debt and U.S. Treasuries) widened by approximately 41 basis points and closed the Reporting Period 322 basis points wider than U.S. Treasuries. In terms of issuance, the emerging markets corporate bond sector saw approximately $201 billion of gross new issuance during the Reporting Period.[2] J.P. Morgan forecasts a 2.6% global emerging markets corporate default rate for the 2018 calendar year.

Emerging markets equities, as represented by the MSCI Emerging Markets Index, generated a return of -16.89%. Among sectors, the worst performers (in U.S. dollar terms1) were consumer discretionary (-26.64%), health care (-23.88%) and real estate (-21.98%). The top performing sectors were energy (+3.73%), materials (-11.42%) and utilities (-11.56%). Among countries, the worst performers in the MSCI Emerging Markets Index (in U.S. dollar terms1) during the Reporting Period were Turkey (-42.50%), Pakistan (-29.88%) and South Africa (-27.32%). The top performing countries were Qatar (+25.43%), United Arab Emirates (-1.75%) and Russia (-4.82%).

Q	What was the Fund’s asset allocation positioning during the Reporting Period?

A	The Fund seeks to achieve its investment objectives through a baseline allocation of approximately 60% of its net assets to fixed income investments and of approximately 40% of its net assets to equity investments, though the Fund has the flexibility to opportunistically change the allocation based on the market environment, top-down macro views or bottom-up positioning. Under normal circumstances, the allocations to fixed income investments and equity investments may vary 10% above or below the baseline allocation, measured at the time of investment. As market conditions change, the volatility and attractiveness of countries, regions, sectors, securities and strategies can change, representing opportunities to dynamically adjust the Fund’s investments within and across asset classes.

At the beginning of the Reporting Period, the Fund was invested approximately 52% in fixed income, approximately 47% in equities and approximately 1% in cash. At the end of the Reporting Period, the Fund was invested approximately 51% in fixed income, approximately 42% in equities and approximately 7% in cash. The sector breakout is inclusive of derivative exposure across all asset classes, but does not necessarily include the cash held to support those positions. Derivatives positions are mostly supported by cash held in the Portfolio specifically to cover its exposure and any potential margin calls or future losses experienced.

Q	What key factors had the greatest impact on the performance of the Fund’s fixed income allocation during the Reporting Period?

A	Active currency management detracted most from the performance of the Fund’s fixed income allocation relative to its blended emerging markets debt benchmark (“blended EMD benchmark”), which is comprised equally of the J.P. Morgan GBI-EMSM Global Diversified Index,

[1]	All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable.

[2]	Source: J.P. Morgan.

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FUND RESULTS

J.P. Morgan EMBISM Global Diversified Index and J.P. Morgan CEMBISM Broad Diversified Index. In addition, issue selection of external emerging markets debt hurt results. Sector positioning within sovereign emerging markets debt and emerging markets corporate debt/quasi-sovereign bonds marginally diminished relative returns.

Conversely, the U.S. duration positioning strategy contributed positively to the performance of the Fund’s fixed income allocation during the Reporting Period. (Duration is a measure of the Fund’s sensitivity to changes in interest rates.)

Q	What were the primary contributors to and detractors from the performance of the Fund’s fixed income allocation?

A	During the Reporting Period, the Fund’s fixed income allocation was hurt most by a long position in the Argentinian peso (accomplished through the use of forward foreign currency exchange contracts). Argentinian assets were pressured overall by market concerns about the government’s ability to implement fiscal consolidation given the sharp depreciation of the Argentinian peso and the currency’s continued fragility. (Fiscal consolidation is a reduction in a country’s underlying fiscal deficit.) Softening investor sentiment about emerging markets assets further eroded market confidence in Argentina. As a result, an overweight position relative to the blended EMD benchmark in Argentinian external bonds also hampered the Fund’s returns. Separately, an overweight in the quasi-sovereign bonds of Argentina’s state-owned oil and natural gas company Petroleos de Venezuela detracted from performance. Elsewhere, a long position in the South African rand (accomplished through the use of forward foreign currency exchange contracts) dampened Fund returns. Other detractors included overweight positions in South African, Indonesian and Russian local interest rates. In addition, an overweight position in Turkish external bonds detracted from results.

On the positive side, a short position in the Chinese yuan added to performance. The Fund also benefited from its short position in the euro (accomplished through the use of forward foreign currency exchange contracts), through which we funded long positions in various other currencies. Additionally, an underweight relative to the blended EMD benchmark in Turkish and Indian local interest rates as well as an overweight in Chinese local interest rates helped the Fund’s performance. Also bolstering relative returns was the Fund’s overweight position in Brazilian local interest rates, along with select holdings in Brazilian corporate bonds, such as Banco do Brasil, as Brazilian credits rallied following the country’s October 2018 general election results. An underweight in Lebanese external bonds added further to the Fund’s performance. Within our selection of emerging markets corporate bonds and quasi-sovereign bonds, the Fund’s exposure to United Arab Emirates’ state-owned oil company Abu Dhabi National Oil Company contributed positively.

Q	Did the Fund’s duration and yield curve positioning strategies help or hurt its results during the Reporting Period?

A	The Fund’s fixed income allocation benefited from its U.S. duration positioning strategy. More specifically, the Fund’s short duration position on the U.S. Treasury yield curve contributed positively, as interest rates rose during the Reporting Period. (The U.S. duration positioning strategy is primarily implemented via interest rate swaps and/or futures.) The Fund’s U.S. yield curve positioning did not have a meaningful impact on relative performance during the Reporting Period. (Yield curve is a spectrum of interest rates based on maturities of varying lengths.)

Q	What key factors had the greatest impact on the performance of the Fund’s equity allocation during the Reporting Period?

A	Relative to the MSCI Emerging Markets Index, stock selection had a negative impact on the performance of the Fund’s equity allocation during the Reporting Period. Sector and country positioning detracted more modestly from relative returns.

Q	Which countries and sectors within emerging markets equities most significantly affected Fund performance during the Reporting Period?

A	During the Reporting Period, the Fund was hurt, relative to the MSCI Emerging Markets Index, by its overweight position in China, its underweight in Mexico and its rather neutral position in Argentina. It benefited from an overweight in Peru and underweight positions in South Africa and South Korea. Among sectors, underweights relative to the MSCI Emerging Markets Index in energy and consumer staples dampened relative performance. The Fund was also hampered by an overweight in the consumer discretionary sector. Conversely, underweight positions in the real estate and industrials sectors added to relative returns during the Reporting Period.

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FUND RESULTS

Q	Which emerging markets stocks detracted significantly from performance during the Reporting Period?

A	During the Reporting Period, the largest detractors from Fund performance relative to the MSCI Emerging Markets Index were Grupo Supervielle, Barclays Africa Group and Galaxy Entertainment Group (“Galaxy”).

The Fund’s top detractor was Grupo Supervielle, an Argentinian bank holding company, which declined as Argentina’s macroeconomic forecasts were revised downward. Additionally, Grupo Supervielle reported results in International Financial Reporting Standards (“IFRS”) 9 for the first time, leading to non-recurring adjustments in its income statement. (IFRS 9 is a reporting standard that specifies how an entity should classify and measure financial assets, financial liabilities, and some contracts to buy or sell non-financial items.) As we reassessed our outlook for the stock, we found the market was continuing to forecast significant devaluation in the Argentinian peso, which would make Grupo Supervielle a less attractive investment, in our view. We eliminated the Fund’s position in the stock by the end of the Reporting Period.

Another notable detractor from Fund returns was Barclays Africa Group. The South African financial services provider was pressured by a challenging macro backdrop during the Reporting Period. While its costs were reasonably well controlled yet were not declining, a lack of revenue growth resulted in a negative jaws ratio. (A jaws ratio measures the extent by which gross income growth exceeds — or falls behind — operating expense growth.) Nevertheless, we believed resilient credit performance overall could help the company generate moderate, inflation-level single-digit earnings growth. The Fund continued to hold the stock at the end of the Reporting Period, as we believed a gradual improvement in the macro environment, which we expect by the end of 2018, could help its share price rebound.

The Fund was also hampered during the Reporting Period by an investment in Hong Kong-based Galaxy, which owns and operates hotels, resorts and gaming facilities in Macau. The company’s Macau VIP (“Very Important Person”) gambling revenues declined. The company’s shares were also hurt by investor concerns about a crackdown on UnionPay cards, wherein point of sale machines adjacent to casino floors were removed at the behest of Macau monetary regulators. UnionPay terminals are heavily used by premium mass market players to obtain cash in Macau. Although previous efforts by authorities to control the funding of gambling has had a minimal impact on Galaxy’s gross gaming revenue, these near-term challenges led us to exit the Fund’s position in the stock during the Reporting Period.

Q	Which emerging markets stocks contributed significantly to the Fund’s performance during the Reporting Period?

A	The largest positive contributors to the Fund’s performance versus the MSCI Emerging Markets Index were PJSC Lukoil Oil Company (“Lukoil”), China Merchants Bank and Ping An Insurance.

The Fund benefited most during the Reporting Period from its position in Lukoil, Russia’s second-largest oil company. Lukoil’s vertically integrated structure gives it diverse exposure to key areas of the energy sector, in our opinion. The company can extract crude oil and natural gas, which it can then sell directly to market. Lukoil was helped by the increase in crude oil prices as well as energy prices broadly during the Reporting Period overall. The company also benefited from its focus on new production projects that are more levered to oil price movements. Additionally, Russia’s tax regime for oil companies was favorable.

Another positive contributor to Fund returns was China Merchants Bank, which outperformed the broad market during the Reporting Period. We liked the company’s focus on consumer banking, which caters to the growing financial services needs of premier customer groups in China. In our view, this retail focus has already produced solid results, as the bank reported better than market expected earnings for the first half of 2018. At the end of the Reporting Period, we believed the bank’s operational outperformance may well continue in coming calendar quarters. China Merchants Bank is a leader among peers in technological investments, which it has leveraged to secure the low cost funding crucial for long term profitability. We believed investors would likely increasingly focus on quality names in China’s banking sector going forward, and in our opinion, China Merchants Bank is likely to be a main beneficiary of this trend.

China-based Ping An Insurance Group also added to the Fund’s performance during the Reporting Period. The company delivered solid results in the second quarter of 2018, driven by recovering new life insurance premium sales, widening product margins and the steady growth of non-life insurance businesses. The headwinds faced by the company’s life insurance business — the result of regulatory changes during the first calendar quarter — are largely over, in our view, and we believed at the end of the Reporting

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FUND RESULTS

Period that Ping An Insurance was on track to continue its operational improvements. With secular growth trends in life insurance products still intact and Ping An Insurance’s strong network of agents in China, the company is likely, in our opinion, to maintain its lead over peers and to benefit more than they might from the medium-term growth opportunity in the Chinese insurance sector. In addition, we think Ping An Insurance’s investments in technology are bearing fruit, which should, we believe, add value to its franchise in the long term.

Q	Were any significant purchases or sales made within the equity allocation of the Fund during the Reporting Period?

A	During the Reporting Period, the Fund established a position in Lukoil, mentioned previously. The company has announced a 10-year plan to focus on shareholder returns through dividends and buybacks while bringing down operating expenses and keeping capital expenditures at modest levels. Its company management has created targets based on an environment of $50 per barrel crude oil prices, which we consider conservative and which we believe should help Lukoil to meet its targets even in the face of oil price volatility. In addition, Lukoil has the highest EBITDA (earnings before interest, tax, depreciation and amortization) per barrel among its Russian peers and has the potential, we believe, to overtake more of its developed markets peers. The company’s financial leverage is also low, in our view.

The Fund initiated an investment in Kweichow Moutai, China’s largest hard-liquor maker, which is positioned at the premium end of the market. As a result of its brand equity and because of supply scarcity, Kweichow Moutai has higher profit margins than its peers. It is also the only hard-liquor brand that has been able to uphold its ex-factory price, while others were forced to cut theirs, amid a downturn in the liquor sector. (An ex-factory price is one wherein the seller makes goods available to the buyer at the seller’s factory, and the buyer is responsible for paying for them to be transported to where they are needed.)

Another Fund purchase was South Korean electronic component maker Samsung Electro-Mechanics. In our view, the multilayer ceramic capacitor (“MLCC”) industry is experiencing a once-in-17 years upward cycle in pricing and demand. Samsung Electro-Mechanics’ dual camera module business is also maintaining its momentum, in our view, as more handset makers prefer to have dual lenses on the back of their phones. At the end of the Reporting Period, we expected the upcycle in MLCC and the increased number of dual camera modules, along with the adoption of radio frequency printed circuit boards, to endure for some time, as demand appears to us to be broad based with suppliers well consolidated. MLCC market conditions are likely to be favorable in the near term, in our opinion, which could drive future earnings growth for Samsung Electro-Mechanics.

Conversely, among notable sales during the Reporting Period were Galaxy and Grupo Supervielle, each discussed previously. In addition, we eliminated the Fund’s position in Russian food retailer X5 Retail Group (“X5”), because of a difficult competitive environment. Many of the company’s peers continue to add new space, especially in regions outside of large cities, as they seek to gain market share. This has had a negative impact on sales densities and profit margins broadly. X5, in particular, has seen a shift in comparable store sales trends at its chain of convenience stores. A trade law, introduced in 2017, also hurt the company’s profit margins and working capital structure, in our view. Finally, we were concerned about a lack of clarity regarding management compensation and about short- and long-term performance targets.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

Within the fixed income allocation, we reduced the Fund’s exposure to Mexico following that country’s July 2018 elections and amid the renegotiation of the North American Free Trade Agreement. Specifically, we moved the Fund from an overweight position relative to the blended EMD benchmark in Mexican local interest rates to a small underweight position. At the same time, we decreased the size of the Fund’s short position in the Mexican peso. Also, during the Reporting Period, we shifted the Fund’s overweight in Brazilian local interest rates and its long position in the Brazilian real to modestly underweight and short positions, respectively. This change in positioning reflected our skepticism about the credibility of Brazil’s central bank as well as fiscal concerns ahead of its October 2018 general elections. By the end of October, we shifted the Fund from an underweight position relative to the blended EMD benchmark in Brazilian external bonds to an overweight position and also moved the Fund from an underweight in Brazilian local interest rates to an overweight position. These changes were driven by Brazil’s election of a president who has promised pension reform. The new president’s initial selection of cabinet members has provided early signs of his commitment to economic orthodoxy, in our view. Elsewhere, we reduced the size of the Fund’s long

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FUND RESULTS

position in the South African rand during the Reporting Period. The election in February 2018 of a new South African president was perceived as positive by the market because it raised prospects of a more stable political environment with increased commitment to fiscal discipline, in our view. However, we were concerned about potential political disruption that could challenge the South African president’s reform agenda. In addition, we shifted the Fund from an underweight compared to the blended EMD benchmark to an overweight position in South Korean local interest rates. Although we anticipated monetary policy tightening by South Korea’s central bank by the end of 2018, we believed the market was pricing in an excessively hawkish investor sentiment. (Hawkish tends to suggest higher interest rates.) Furthermore, during the Reporting Period, we increased the Fund’s overweight position relative to the Index in Indonesian local interest rates, while also reducing its long position in the Indonesian rupiah, as we think the country’s growth-inflation dynamics did not warrant an immediate interest rate hike by its central bank. This view was predicated on Indonesia’s negative output gap and an inflation rate that remained at the lower end of its central bank’s target range. Additionally, we had trimmed the Fund’s exposure to the Argentinian peso. Then, in October 2018, we added to the Fund’s modestly long position in the Argentinian peso after the International Monetary Fund increased its standby financing agreement, which, along with Argentinian policymakers’ commitment to economic orthodoxy, increased our positive outlook on the currency. Finally, we reduced the Fund’s exposure to emerging markets currencies overall, primarily by decreasing its exposures to Asian currencies. Although we remained relatively optimistic at the end of the Reporting Period about the global economic growth backdrop, we had grown more cautious based on the implications of protectionist trade policies.

Within the equity allocation, we eliminated the Fund’s exposure to Argentina by exiting its positions in Grupo Supervielle and cement maker Loma Negra Compania Industrial Argentina. Despite Argentina’s better than market expected bailout package from the International Monetary Fund, we were concerned about the potential for continued depreciation in the Argentinian peso. In terms of sectors, we increased the Fund’s exposure to energy. Specifically, we initiated Fund positions in Lukoil, previously mentioned, and China Petroleum & Chemical Corporation (also known as Sinopec).

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	Derivatives were not used as part of the active management strategy within the Fund’s equity allocation.

Within its fixed income allocation, the Fund invested in U.S. Treasury futures, Eurodollar futures, forward foreign currency exchange contracts, interest rate swaps, cross currency swaps, credit default swaps, total return swaps, structured notes (i.e., credit linked notes) and non-deliverable currency forwards. U.S. Treasury futures were used to manage U.S. interest rate duration. Eurodollar futures were used to express our views on the direction of interest rates and to facilitate specific duration and yield curve strategies. Eurodollar futures are contracts that have underlying assets linked to time deposits denominated in U.S. dollars at banks outside the U.S. Forward foreign currency exchange contracts (both deliverable and non-deliverable) were used for hedging purposes or to express a positive view on a given currency. Interest rate swaps were used to express our views on the direction of a country’s interest rates. Cross-currency swaps were employed to express relative value views on given currencies as well as our views on the direction of a country’s interest rates. Credit default swaps were used to implement specific credit-related investment strategies, specifically our views on Chile, China, Colombia and Russia during the Reporting Period. Total return swaps, used to express our views on Colombia during the Reporting Period, and credit linked notes were used in place of buying a local currency denominated bond when a particular market was otherwise inaccessible or as a more efficient means of gaining access to a local market. Derivatives may be used in combination with cash securities to implement our views in the Fund.

During the Reporting Period, the use of U.S. Treasury futures added to the Fund’s performance, though the use of futures overall detracted. The use of forward foreign currency exchange contracts (both deliverable and non-deliverable) to take positions in emerging and developed markets currencies had a negative impact on results. The use of credit default swaps to express our views on China detracted from Fund performance. The use of credit linked notes to take positions in Colombia and Egypt added marginally to returns, while the use of credit linked notes to take positions in Indonesia diminished results. The other derivatives used in the Fund did not have a meaningful impact on the Fund’s performance overall during the Reporting Period.

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FUND RESULTS

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	The performance of emerging markets assets was weak from the beginning of 2018 through the end of the Reporting Period, in stark contrast to the gains generated during the 2017 calendar year. This weakness came in waves. The first wave was driven by slower than market expected global economic growth during the first quarter of 2018, which fueled investor concerns about emerging markets countries that depend on foreign investment to finance current account deficits. This group included countries like Turkey, Argentina, Indonesia and India. Subsequent waves of weakness came in response to increased U.S.-China trade tensions, leading to the underperformance of smaller Asian economies that are part of China’s supply chain. Toward the end of the Reporting Period, fears of slower global economic growth reemerged, with Argentina and Turkey coming sharply into focus, and emerging markets assets broadly declined. In our view, the volatility was the result of country-specific selloffs, not an emerging markets crisis. Another factor, we believe, was the strength of the U.S. dollar. We think U.S. dollar strength reflected divergence in global economic growth, with the U.S. economy expanding at a faster pace than other countries’ economies. Indeed, the depreciation of emerging markets currencies versus the U.S. dollar during the Reporting Period was consistent with the performance of the euro and other developed markets currencies.

In the near term, we think patience may be required when assessing the value of potential investments and the possibility of an eventual rebound in emerging markets assets. Tighter funding conditions, increasing trade tensions and idiosyncratic issues related to some emerging markets countries are likely to persist during the fourth quarter of 2018, in our view. However, we believe the longer-term case for holding emerging markets assets — strong economic growth, good demographics, low levels of debt, overall balance sheet resilience and corporate earnings growth potential — remains intact. We think emerging markets assets continue to offer many attractive investment opportunities, particularly in an environment where U.S. and global economic growth generally remains expansionary. In addition, we believe emerging markets countries are in a much better position to manage a shock related to foreign capital outflows than during previous periods of stress. First, most emerging markets countries have built abundant foreign exchange reserves, which can be used to help offset capital outflows. Second, these countries have improved fundamentals relative to prior episodes of stress. Third, by the end of the Reporting Period, emerging markets assets had already priced in a significant amount of risk.

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FUND BASICS

Total Emerging Markets Income Fund

as of October 31, 2018

PERFORMANCE REVIEW
April 1, 2018– October 31, 2018	Fund Total Return (based on NAV)[1]	Total Emerging Markets Income Fund Composite Index[2]	Dynamic Emerging Markets Debt Fund Composite Index[3]	MSCI Emerging Markets Index[4]	J.P. Morgan GBI-EMSM Global Diversified Index[5]	J.P. Morgan EMBISM Global Diversified Index[6]	J.P. Morgan CEMBISM Broad Diversified Index[7]	30-Day Standardized Subsidized Yield[8]	30-Day Standardized Unsubsidized Yield[8]
Class A	-15.98%	-10.56%	-8.14%	-16.89%	-13.78%	-3.45%	-1.08%	2.70%	-0.04%
Class C	-16.31	-10.56	-8.14	-16.89	-13.78	-3.45	-1.08	2.07	-0.79
Institutional	-15.86	-10.56	-8.14	-16.89	-13.78	-3.45	-1.08	3.18	0.30
Investor	-15.81	-10.56	-8.14	-16.89	-13.78	-3.45	-1.08	3.09	0.21
Class R	-16.16	-10.56	-8.14	-16.89	-13.78	-3.45	-1.08	2.58	-0.29
Class R6	-15.86	-10.56	-8.14	-16.89	-13.78	-3.45	-1.08	3.17	0.29

April 20, 2018–October 31, 2018
Class P	-14.50%	-10.15%	-7.93%	-16.78%	-12.74%	-2.85%	-0.87%	3.17%	0.29%

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	As of December 27, 2017, the Fund’s benchmark is the Total Emerging Markets Income Fund Composite Index, a composite of the MSCI Emerging Markets Index (40%), J.P. Morgan Government Bond Index — Emerging Markets (GBI-EMSM) Global Diversified Index (20%), the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (20%), and the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM) Broad Diversified Index (20%). The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest in an index.

[3]	Prior to December 27, 2017, the Fund’s benchmark was the Dynamic Emerging Markets Debt Fund Composite Index, comprised of the J.P. Morgan GBI-EMSM Global Diversified Index (50%), the J.P. Morgan EMBISM Global Diversified Index (25%), and the J.P. Morgan CEMBISM Broad Diversified Index (25%). The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]	The MSCI® Emerging Markets Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of September 30, 2018 the MSCI® Emerging Markets Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. For this index, the dividend is reinvested after deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI Emerging Markets Index does not reflect any deductions of expenses associated with mutual funds such as management fees and other expenses. It is not possible to invest directly in an index.

[5]	The J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of 14 emerging countries. The index figures do not

34

FUND BASICS

reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[6]	The J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of 50 emerging countries. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[7]	The J.P. Morgan CEMBISM Broad Diversified Index (Gross, USD, Unhedged) tracks total returns of U.S. dollar-denominated debt instruments issued by corporate entities in emerging markets countries. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[8]	The method of calculation of the 30-Day Standardized Subsidized Yield is mandated by the Securities and Exchange Commission and is determined by dividing the net investment income per share earned during the last 30 days of the period by the maximum public offering price (“POP”) per share on the last day of the period. This number is then annualized. The 30-Day Standardized Subsidized Yield reflects fee waivers and/or expense reimbursements recorded by the Fund during the period. Without waivers and/or reimbursements, yields would be reduced. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not adjust for any fee waivers and/or expense reimbursements in effect. If the Fund does not incur any fee waivers and/or expense reimbursements during the period, the 30-Day Standardized Subsidized Yield and 30-Day Standardized Unsubsidized Yield will be identical.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

STANDARDIZED TOTAL RETURNS[9]
For the period ended 9/30/18	One Year	Five Years	Since Inception	Inception Date
Class A	-12.27%	-0.63%	-1.42%	5/31/13
Class C	-9.73	-0.37	-1.23	5/31/13
Institutional	-7.86	0.69	-0.19	5/31/13
Investor	-7.94	0.57	-0.30	5/31/13
Class P	N/A	N/A	-9.71	4/20/18
Class R	-8.44	0.11	-0.76	5/31/13
Class R6	N/A	N/A	-7.45	11/30/17

[9]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

35

FUND BASICS

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[10]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.31%	3.96%
Class C	2.06	4.71
Institutional	0.97	3.62
Investor	1.06	3.71
Class P	0.96	3.61
Class R	1.56	4.21
Class R6	0.96	3.61

[10]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least July 29, 2019, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN COUNTRY ALLOCATION[11]
	Percentage of Net Assets
	as of 10/31/18	as of 3/31/18
China	8.8%	8.3%
South Korea	5.5	5.5
Peru	5.0	3.3
Hong Kong	3.4	2.6
Taiwan	3.3	0.0
Brazil	3.2	2.9
South Africa	1.9	2.4
Russia	1.7	1.1
Mexico	1.3	1.1
Dominican Republic	1.2	0.9
Other	6.1	7.8

[11]	The percentage shown for each investment category reflects the value of investments in that country as a percentage of net assets. The table does not include investments in other investment companies of 49.6% as of 10/31/18 and 61.7% as of 3/31/18. Underlying sector allocations of Exchange Traded Funds held by the Fund are not reflected in the graph above. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

36

GOLDMAN SACHS TOTAL EMERGING MARKETS INCOME FUND

Performance Summary

October 31, 2018

The following graph shows the value, as of October 31, 2018, of a $1,000,000 investment made on May 31, 2013 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Total Emerging Markets Income Fund Composite Index, which is comprised of the MSCI® Emerging Markets Index (Net, USD, Unhedged) (40%), the J.P. Morgan Government Bond Index (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) (20%), the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) (20%), and the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBISM) Broad Diversified Index (Gross, USD, Unhedged) (20%), is shown. The performance of the Fund’s former benchmark, the Dynamic Emerging Markets Debt Fund Composite Index, is also shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class P, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Total Emerging Markets Income Fund’s Lifetime Performance

Performance of a $1,000,000 investment, with distributions reinvested, from May 31, 2013 through October 31, 2018.

Average Annual Total Return through October 31, 2018	One Year	Five Years	Since Inception
Class A (Commenced May 31, 2013)
Excluding sales charges	-11.76%	-1.29%	-1.56%
Including sales charges	-15.69%	-2.20%	-2.39%

Class C (Commenced May 31, 2013)
Excluding contingent deferred sales charges	-12.38%	-1.95%	-2.22%
Including contingent deferred sales charges	-13.26%	-1.95%	-2.22%

Institutional Class (Commenced May 31, 2013)	-11.45%	-0.91%	-1.18%

Investor (Commenced May 31, 2013)	-11.52%	-1.00%	-1.27%

Class P (Commenced April 20, 2018)	N/A	N/A	-14.50%*

Class R (Commenced May 31, 2013)	-12.02%	-1.48%	-1.75%

Class R6 (Commenced November 30, 2017)	N/A	N/A	-12.36%*

*	Total return for periods of less than one year represents cumulative total return.

37

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments

October 31, 2018

Shares	Description	Value
Common Stocks – 37.9%
Aerospace & Defense – 0.7%
16,288	Northrop Grumman Corp.	$4,266,642
14,445	Raytheon Co.	2,528,453
37,963	United Technologies Corp.	4,715,384

		11,510,479

Banks – 3.8%
206,323	Bank of America Corp.	5,673,882
253,766	BB&T Corp.	12,475,137
88,192	Commerce Bancshares, Inc.	5,609,011
32,495	Cullen/Frost Bankers, Inc.	3,181,910
129,939	JPMorgan Chase & Co.	14,165,950
41,944	M&T Bank Corp.	6,937,957
196,389	SunTrust Banks, Inc.	12,305,735
105,204	Wells Fargo & Co.	5,600,009

		65,949,591

Biotechnology – 0.2%
50,520	Gilead Sciences, Inc.	3,444,454

Building Products(a) – 0.0%
10,821	Resideo Technologies, Inc.	227,782

Capital Markets – 0.8%
101,361	Northern Trust Corp.	9,535,029
55,885	Singapore Exchange Ltd. ADR	4,131,019

		13,666,048

Chemicals – 0.8%
40,310	DowDuPont, Inc.	2,173,515
22,733	Ecolab, Inc.	3,481,559
52,678	Linde PLC	8,716,629

		14,371,703

Commercial Services & Supplies – 0.4%
96,492	Republic Services, Inc.	7,013,039

Communications Equipment – 1.0%
376,123	Cisco Systems, Inc.	17,207,627

Construction & Engineering – 0.6%
439,031	Vinci SA ADR	9,742,098

Diversified Telecommunication Services – 1.2%
279,137	AT&T, Inc.	8,563,923
207,383	Verizon Communications, Inc.	11,839,496

		20,403,419

Electric Utilities – 1.9%
107,916	Duke Energy Corp.	8,917,099
1,627,249	Enel SpA ADR	7,908,430
267,742	Fortis, Inc.	8,843,518
83,216	Pinnacle West Capital Corp.	6,844,516

		32,513,563

Electronic Equipment, Instruments & Components – 0.3%
60,845	TE Connectivity Ltd.	4,588,930

Energy Equipment & Services – 0.4%
121,421	Schlumberger Ltd.	6,230,111

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – 2.5%
35,060	American Tower Corp.	5,462,699
32,540	AvalonBay Communities, Inc.	5,706,865
54,056	Camden Property Trust	4,879,635
80,184	Crown Castle International Corp.	8,719,208
170,456	Hudson Pacific Properties, Inc.	5,164,817
181,431	Klepierre SA	6,148,199
303,094	SITE Centers Corp.	3,767,458
53,827	Ventas, Inc.	3,124,119

		42,973,000

Food & Staples Retailing – 0.3%
162,625	The Kroger Co.	4,839,720

Food Products – 0.8%
164,539	Mondelez International, Inc. Class A	6,907,347
125,223	The Kraft Heinz Co.	6,883,509

		13,790,856

Health Care Equipment & Supplies – 1.4%
123,238	Abbott Laboratories	8,496,028
180,135	Medtronic PLC	16,179,725

		24,675,753

Health Care Providers & Services – 0.5%
46,222	Aetna, Inc.	9,170,445

Hotels, Restaurants & Leisure – 0.6%
59,705	McDonald’s Corp.	10,561,814

Household Products – 0.5%
100,884	The Procter & Gamble Co.	8,946,393

Industrial Conglomerates – 0.9%
33,751	3M Co.	6,421,465
64,926	Honeywell International, Inc.	9,402,584

		15,824,049

Insurance – 0.7%
78,243	Principal Financial Group, Inc.	3,682,898
36,576	RenaissanceRe Holdings Ltd.	4,468,124
35,771	The Travelers Cos., Inc.	4,476,025

		12,627,047

Interactive Media & Services(a) – 0.3%
4,626	Alphabet, Inc. Class A	5,045,023

IT Services – 0.3%
41,068	Fidelity National Information Services, Inc.	4,275,179

Machinery – 0.3%
49,701	Stanley Black & Decker, Inc.	5,791,161

Media – 0.6%
257,071	Comcast Corp. Class A	9,804,688

Metals & Mining – 0.5%
169,854	Rio Tinto PLC ADR	8,372,104

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Shares	Description	Value
Common Stocks – (continued)
Multi-Utilities – 0.4%
69,195	Public Service Enterprise Group, Inc.	$3,697,089
29,717	Sempra Energy	3,272,436

		6,969,525

Oil, Gas & Consumable Fuels – 5.0%
112,540	Antero Midstream Partners LP	3,393,081
605	Aspect Software, Inc.	2,418
260,072	Blue Ridge Mountain Resources, Inc.(a)(b)(c)	1,248,346
283,448	BP PLC ADR	12,293,140
185,188	Chevron Corp.	20,676,240
646,216	Energy Transfer LP	10,042,197
82,105	Marathon Petroleum Corp.	5,784,297
151,375	Plains All American Pipeline LP	3,295,434
327,018	Royal Dutch Shell PLC ADR Class A	20,664,267
372,272	The Williams Cos., Inc.	9,057,378

		86,456,798

Personal Products – 0.7%
205,491	Unilever NV	11,051,306

Pharmaceuticals – 4.2%
36,548	Allergan PLC	5,774,950
162,873	Bristol-Myers Squibb Co.	8,231,601
202,602	Johnson & Johnson	28,362,254
135,471	Merck & Co., Inc.	9,972,020
442,968	Pfizer, Inc.	19,074,202

		71,415,027

Road & Rail – 0.4%
47,202	Union Pacific Corp.	6,901,876

Semiconductors & Semiconductor Equipment – 0.7%
50,053	Analog Devices, Inc.	4,189,937
161,321	Intel Corp.	7,562,728

		11,752,665

Software – 1.7%
278,077	Microsoft Corp.	29,701,404

Technology Hardware, Storage & Peripherals – 0.5%
40,939	Apple, Inc.	8,959,910

Tobacco – 1.0%
174,276	Altria Group, Inc.	11,334,911
150,809	British American Tobacco PLC ADR	6,545,111

		17,880,022

Water Utilities – 0.4%
84,615	American Water Works Co., Inc.	7,490,966

Wireless Telecommunication Services – 0.6%
518,793	Vodafone Group PLC ADR	9,820,751

TOTAL COMMON STOCKS
(Cost $594,632,862)		$651,966,326

Shares	Dividend Rate	Value
Preferred Stocks(d) – 1.0%
Capital Markets(e) – 0.2%
Morgan Stanley (3M USD LIBOR + 3.708%)
183,597	6.375%	$4,806,569

Diversified Telecommunication Services – 0.1%
Qwest Corp.
43,276	6.500	954,669

Electric Utilities(e) – 0.5%
SCE Trust III (3M USD LIBOR + 2.990%)
339,167	5.750	8,523,267

Insurance(e) – 0.2%
Delphi Financial Group, Inc. (3M USD LIBOR + 3.190%)
143,849	5.504	3,200,640

TOTAL PREFERRED STOCKS – 1.0%
(Cost $17,320,231)		$17,485,145

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – 44.4%
Aerospace & Defense(d) – 0.2%
Arconic, Inc.
$2,950,000	5.400%	04/15/21	$2,979,500

Agriculture(d)(f) – 0.8%
BAT Capital Corp.
15,000,000	4.390	08/15/37	13,386,407

Airlines(f) – 0.1%
Air Canada Pass Through Trust Series 2013-1, Class B
1,962,857	5.375	11/15/22	1,999,661

Automotive – 1.2%
Delphi Technologies PLC(f)
5,000,000	5.000	10/01/25	4,502,290
General Motors Co.(d)
3,000,000	6.750	04/01/46	3,052,099
IHO Verwaltungs GmbH(d)(f)(g) (PIK+ 5.250%)
14,000,000	4.500	09/15/23	13,020,000

			20,574,389

Banks – 3.4%
Bank of America Corp.(d)(e) (3M USD LIBOR + 3.898%)
5,000,000	6.100	12/29/49	5,118,750
Barclays PLC(d)(e) (5 year USD Swap + 5.022%)
3,000,000	6.625	06/29/49	3,024,660
CIT Group, Inc.(d)
4,025,000	5.250	03/07/25	4,050,156
Citigroup, Inc.(d)(e) (3M USD LIBOR + 4.517%)
7,000,000	6.250	12/29/49	7,122,500
Credit Agricole SA(d)(e)(f) (5 year USD Swap + 4.697%)
2,500,000	6.625	09/29/49	2,525,000
Credit Suisse Group AG(d)(e)(f) (5 year USD Swap + 4.598%)
4,025,000	7.500	12/29/49	4,095,437
ING Groep NV(d)(e)
(5 year USD Swap + 4.445%)
4,275,000	6.000	12/29/49	4,258,969

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Banks – (continued)
ING Groep NV(d)(e) – (continued)
(5 year USD Swap + 4.446%)
$5,000,000	6.500%	12/29/49	$4,756,100
Intesa Sanpaolo SpA(f)
8,000,000	5.017	06/26/24	7,060,000
JPMorgan Chase & Co.(d)(e) (3M USD LIBOR + 3.330%)
6,000,000	6.125	12/29/49	6,112,500
Royal Bank of Scotland Group PLC
2,975,000	6.000	12/19/23	3,056,057
UBS Group Funding Switzerland AG(d)(e) (5 year USD Swap + 4.590%)
7,000,000	6.875	12/29/49	6,932,870

			58,112,999

Beverages – 0.3%
Anheuser-Busch InBev Finance, Inc.(d)
3,000,000	4.700	02/01/36	2,860,825
Pernod Ricard SA(f)
3,000,000	5.500	01/15/42	3,223,754

			6,084,579

Building Materials(d)(f) – 0.7%
BMC East LLC
3,000,000	5.500	10/01/24	2,805,000
Builders FirstSource, Inc.
4,000,000	5.625	09/01/24	3,720,000
Masonite International Corp.
4,000,000	5.625	03/15/23	3,980,000
2,600,000	5.750	09/15/26	2,470,000

			12,975,000

Chemicals(d) – 0.5%
Ashland LLC
3,010,000	6.875	05/15/43	3,047,625
PQ Corp.(f)
3,400,000	6.750	11/15/22	3,502,000
Valvoline, Inc.
1,950,000	5.500	07/15/24	1,937,813

			8,487,438

Commercial Services(d)(f) – 0.5%
Nielsen Finance LLC/Nielsen Finance Co.
5,000,000	5.000	04/15/22	4,862,500
Refinitiv US Holdings, Inc.
1,550,000	6.250	05/15/26	1,538,375
3,000,000	8.250	11/15/26	2,910,000

			9,310,875

Computers(d) – 0.8%
Banff Merger Sub, Inc.(f)
3,000,000	9.750	09/01/26	2,906,250
Dell International LLC/EMC Corp.(f)
5,000,000	8.100	07/15/36	5,650,649
Hewlett Packard Enterprise Co.
3,000,000	6.200	10/15/35	2,983,239
Western Digital Corp.
3,000,000	4.750	02/15/26	2,771,250

			14,311,388

Corporate Obligations – (continued)
Diversified Financial Services – 2.8%
Ally Financial, Inc.
5,000,000	8.000	11/01/31	6,012,500
CoBank ACB(d)(e) (3M USD LIBOR + 4.660%)
5,350,000	6.250	12/29/49	5,590,750
Curo Group Holdings Corp.(d)(f)
2,750,000	8.250	09/01/25	2,475,000
Icahn Enterprises LP/Icahn Enterprises Finance Corp.(d)
5,000,000	6.250	02/01/22	5,037,500
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(d)(f)
2,500,000	5.875	08/01/21	2,525,000
4,000,000	5.250	03/15/22	3,960,000
Nationstar Mortgage Holdings, Inc.(d)(f)
3,050,000	8.125	07/15/23	3,095,750
Nationstar Mortgage LLC/Nationstar Capital Corp.(d)
6,000,000	6.500	07/01/21	5,977,500
Navient Corp.
3,000,000	5.500	01/15/19	3,007,500
5,000,000	5.875	03/25/21	5,056,250
3,000,000	5.500	01/25/23	2,932,500
Springleaf Finance Corp.
2,775,000	7.125	03/15/26	2,622,375

			48,292,625

Electrical(d) – 0.6%
Calpine Corp.(f)
2,000,000	6.000	01/15/22	2,010,000
3,000,000	5.875	01/15/24	2,992,500
Electricite de France SA(e)(f) (10 year USD Swap + 3.709%)
2,500,000	5.250	01/29/49	2,407,250
Vistra Energy Corp.
3,000,000	7.375	11/01/22	3,112,500

			10,522,250

Entertainment(d)(f) – 0.2%
WMG Acquisition Corp.
4,251,000	5.625	04/15/22	4,298,824

Food & Drug Retailing(d) – 0.7%
B&G Foods, Inc.
4,020,000	5.250	04/01/25	3,829,050
Post Holdings, Inc.(f)
8,000,000	5.500	03/01/25	7,740,000

			11,569,050

Gas(d) – 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp.
4,000,000	5.875	08/20/26	3,780,000

Healthcare Providers & Services – 3.4%
Centene Corp.(d)
3,000,000	6.125	02/15/24	3,135,000
CHS/Community Health Systems, Inc.(d)
5,221,000	6.875	02/01/22	2,610,500
3,000,000	6.250	03/31/23	2,752,500
DaVita, Inc.(d)
10,000,000	5.000	05/01/25	9,425,000
HCA, Inc.
5,000,000	4.750	05/01/23	5,050,000

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount		Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Healthcare Providers & Services – (continued)
	HCA, Inc. – (continued)
	$13,000,000	5.000%		03/15/24	$13,162,500
	10,000,000	5.875	(d)	02/15/26	10,225,000
	Tenet Healthcare Corp.
	9,095,000	7.500	(d)(f)	01/01/22	9,481,537
	3,000,000	8.125		04/01/22	3,120,000

					58,962,037

Home Builders – 0.4%
	PulteGroup, Inc.
	3,000,000	7.875		06/15/32	3,165,000
	TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
	3,000,000	4.375		06/15/19	3,000,000

					6,165,000

Household Products(d) – 0.5%
	Spectrum Brands, Inc.
	8,835,000	6.625		11/15/22	9,044,831

Insurance – 0.2%
	Fidelity & Guaranty Life Holdings, Inc.(d)(f)
	2,850,000	5.500		05/01/25	2,810,812
	Transatlantic Holdings, Inc.
	75,000	8.000		11/30/39	99,994

					2,910,806

Internet – 0.7%
	Netflix, Inc.
	3,000,000	5.875		02/15/25	3,048,750
	Symantec Corp.(d)(f)
	6,000,000	5.000		04/15/25	5,698,296
	VeriSign, Inc.(d)
	4,000,000	5.250		04/01/25	3,980,000

					12,727,046

Iron/Steel(d) – 0.3%
	Cleveland-Cliffs, Inc.
	5,000,000	5.750		03/01/25	4,725,000

Lodging – 0.6%
	MGM Resorts International
	9,750,000	6.750		10/01/20	10,152,188

Media – 6.3%
	Altice Financing SA(d)(f)
	6,000,000	6.625		02/15/23	5,925,000
	Altice Finco SA(d)(f)
	2,000,000	8.125		01/15/24	1,960,000
	Altice France SA(d)(f)
	4,000,000	7.375		05/01/26	3,840,000
	Altice US Finance I Corp.(d)(f)
	5,450,000	5.500		05/15/26	5,306,938
	CCO Holdings LLC/CCO Holdings Capital Corp.(d)(f)
	6,020,000	5.750		02/15/26	5,959,800
	4,000,000	5.875		05/01/27	3,930,000
	Charter Communications Operating LLC/Charter Communications Operating Capital(d)
	12,000,000	6.384		10/23/35	12,392,677
	Clear Channel Worldwide Holdings, Inc.(d)
	4,000,000	6.500		11/15/22	4,040,000

Corporate Obligations – (continued)
Media – (continued)
	DISH DBS Corp.
	8,000,000	5.875		07/15/22	7,520,000
	Meredith Corp.(d)(f)
	10,000	6.875		02/01/26	10,000
	Sirius XM Radio, Inc.(d)(f)
	15,000,000	6.000		07/15/24	15,337,500
	Univision Communications, Inc.(d)(f)
	12,000,000	5.125		05/15/23	11,310,000
	UPCB Finance IV Ltd.(d)(f)
	10,000,000	5.375		01/15/25	9,725,000
	Videotron Ltd.(d)(f)
	13,000,000	5.375		06/15/24	12,983,750
	Virgin Media Secured Finance PLC(d)
GBP	4,000,000	4.875		01/15/27	4,977,465
	Ziggo Bond Co. B.V.(d)(f)
	$3,000,000	5.875		01/15/25	2,703,750

					107,921,880

Mining(f) – 0.4%
	First Quantum Minerals Ltd.(d)
	4,000,000	7.250		04/01/23	3,700,000
	Glencore Finance Canada Ltd.
	3,000,000	5.550		10/25/42	2,828,667

					6,528,667

Oil Field Services – 2.9%
	Antero Resources Corp.(d)
	6,000,000	5.125		12/01/22	5,955,000
	3,000,000	5.625		06/01/23	3,000,000
	Carrizo Oil & Gas, Inc.(d)
	1,084,000	7.500		09/15/20	1,085,192
	Chesapeake Energy Corp.
	3,000,000	8.000	(d)	01/15/25	3,037,500
	2,000,000	5.500		09/15/26	1,861,462
	Gulfport Energy Corp.(d)
	3,200,000	6.375		01/15/26	2,984,000
	Halcon Resources Corp.(d)
	3,089,000	6.750		02/15/25	2,803,268
	Laredo Petroleum, Inc.(d)
	4,000,000	5.625		01/15/22	3,910,000
	Matador Resources Co.(d)(f)
	3,775,000	5.875		09/15/26	3,690,063
	MEG Energy Corp.(d)(f)
	3,000,000	6.375		01/30/23	2,910,000
	Nexen Energy ULC
	5,000	6.400		05/15/37	5,902
	50,000	7.500		07/30/39	66,520
	Nine Energy Service, Inc.(d)(f)
	1,450,000	8.750		11/01/23	1,471,750
	Noble Holding International Ltd.(d)
	6,000,000	7.750		01/15/24	5,595,000
	1,975,000	7.875	(f)	02/01/26	1,965,125
	Range Resources Corp.(d)
	4,000,000	5.875		07/01/22	4,020,000
	Weatherford International Ltd.
	1,000,000	5.875		07/01/21	767,529
	6,000,000	6.500		08/01/36	3,960,000

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2018

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Oil Field Services – (continued)
Whiting Petroleum Corp.
$1,000,000	1.250%		04/01/20	$958,837

				50,047,148

Packaging(d)(f) – 0.8%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
9,500,000	6.000		02/15/25	8,894,375
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/ Reynolds Group Issuer Lu
2,250,000	5.125		07/15/23	2,193,750
Sealed Air Corp.
2,000,000	5.250		04/01/23	1,980,000

				13,068,125

Pharmaceuticals – 1.3%
Bausch Health Cos., Inc.(d)(f)
2,400,000	7.000		03/15/24	2,511,000
4,000,000	9.000		12/15/25	4,170,000
CVS Health Corp.(d)
2,875,000	4.780		03/25/38	2,754,119
Elanco Animal Health, Inc.(f)
2,600,000	3.912		08/27/21	2,602,761
Endo Dac/Endo Finance LLC/Endo Finco, Inc.(d)(f)
7,000,000	6.000		07/15/23	6,020,000
Mylan NV(d)
4,000,000	3.950		06/15/26	3,670,757

				21,728,637

Pipelines – 2.7%
DCP Midstream Operating LP(f)
4,000,000	6.750		09/15/37	4,160,000
Energy Transfer LP(d)
4,000,000	4.250		03/15/23	3,960,000
Energy Transfer Operating LP
2,985,000	6.625		10/15/36	3,206,957
Enterprise Products Operating LLC(d)(e)(3M USD LIBOR + 2.778%)
1,000,000	5.099		06/01/67	987,627
Genesis Energy LP/Genesis Energy Finance Corp.(d)
6,000,000	6.000		05/15/23	5,655,000
Kinder Morgan Energy Partners LP
7,000,000	7.300		08/15/33	8,186,934
NGPL PipeCo LLC(d)(f)
1,315,000	4.375		08/15/22	1,298,563
Plains All American Pipeline LP/PAA Finance Corp.(d)
6,000,000	3.600		11/01/24	5,684,829
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(d)
5,000,000	5.125		02/01/25	4,875,000
The Williams Cos., Inc.
7,000,000	7.500		01/15/31	8,301,118

				46,316,028

Real Estate Investment Trusts(d) – 3.0%
Equinix, Inc.
3,000,000	5.375		04/01/23	3,045,000
8,000,000	5.750		01/01/25	8,150,000
5,210,000	5.375		05/15/27	5,157,900

Corporate Obligations – (continued)
Real Estate Investment Trusts(d) – (continued)
MPT Operating Partnership LP/MPT Finance Corp.
6,000,000	6.375		03/01/24	6,210,000
4,055,000	5.000		10/15/27	3,810,483
SBA Communications Corp.
15,016,000	4.875		07/15/22	14,922,150
6,000,000	4.875		09/01/24	5,790,000
VEREIT Operating Partnership LP
4,000,000	4.125		06/01/21	4,025,664

				51,111,197

Retailing – 0.6%
1011778 BC ULC/New Red Finance Inc(d)(f)
4,850,000	5.000		10/15/25	4,546,875
JC Penney Corp., Inc.
850,000	8.625	(d)(f)	03/15/25	552,500
6,000,000	7.400	(h)	04/01/37	2,400,000
L Brands, Inc.
3,000,000	6.875		11/01/35	2,550,000
The Neiman Marcus Group LLC
1,500,000	7.125		06/01/28	1,155,000

				11,204,375

Semiconductors(f) – 0.2%
NXP B.V./NXP Funding LLC
3,000,000	4.125		06/01/21	2,988,750

Software(d) – 0.6%
First Data Corp.(f)
7,000,000	5.750		01/15/24	7,061,250
Nuance Communications, Inc.
3,000,000	5.625		12/15/26	2,925,000

				9,986,250

Telecommunication Services – 6.4%
AT&T, Inc.(d)
4,000,000	5.250		03/01/37	3,826,174
CenturyLink, Inc.
5,000,000	6.450		06/15/21	5,112,500
Digicel Group Ltd.(d)(f)
3,800,000	8.250		09/30/20	2,707,500
Frontier Communications Corp.(d)
5,000,000	11.000		09/15/25	3,675,000
2,050,000	8.500	(f)	04/01/26	1,901,375
Intelsat Jackson Holdings SA(d)(f)
8,000,000	8.000		02/15/24	8,360,000
2,000,000	8.500		10/15/24	1,970,000
Nokia of America Corp.
3,000,000	6.450		03/15/29	3,060,000
SoftBank Group Corp.(d)
7,000,000	6.125		04/20/25	7,061,040
Sprint Corp.
16,000,000	7.875		09/15/23	17,080,000
4,000,000	7.125		06/15/24	4,090,000
T-Mobile USA, Inc.(d)
3,950,000	4.000		04/15/22	3,900,625
2,000,000	6.375		03/01/25	2,057,500
9,050,000	6.500		01/15/26	9,525,125

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Telecommunication Services – (continued)
Telecom Italia Capital SA
$4,000,000	7.721%	06/04/38	$4,010,000
Telecom Italia SpA(f)
5,000,000	5.303	05/30/24	4,718,750
Verizon Communications, Inc.
4,000,000	5.250	03/16/37	4,112,627
Wind Tre SpA(d)(f)
14,010,000	5.000	01/20/26	11,873,475
Windstream Services LLC/Windstream Finance Corp.(d)(f)
3,385,000	9.000	06/30/25	2,428,737
10,008,000	8.625	10/31/25	9,357,480

			110,827,908

Trucking & Leasing(f) – 0.1%
Park Aerospace Holdings Ltd.
2,000,000	5.250	08/15/22	1,985,404

TOTAL CORPORATE OBLIGATIONS
(Cost $789,527,947)			$765,086,262

Mortgage-Backed Obligations(e) – 0.0%
Collateralized Mortgage Obligations – 0.0%
Interest Only(i) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X (1 year CMT + 2.912%)
$3,276	0.000%	08/25/33	$—
CS First Boston Mortgage-Backed Pass-Through Certificates Series 2003-AR18, Class 2X (1 year CMT + 2.999%)
8,922	0.000	07/25/33	—
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX (6M USD LIBOR + 3.592%)
18,717	0.123	08/25/33	95
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX (6M USD LIBOR + 3.176%)
2,820	0.320	07/25/33	46

			141

Sequential Floating Rate – 0.0%
Countrywide Alternative Loan Trust Series 2005-31, Class 2A1 (1M LIBOR + 0.300%)
91,511	2.816	08/25/35	89,104
JPMorgan Alternative Loan Trust Series 2005-A2, Class 1A1 (1M LIBOR + 0.520%)
64,567	2.476	01/25/36	63,805
Merrill Lynch Alternative Note Asset Trust Series 2007-OAR3, Class A1 (1M LIBOR + 0.190%)
272,655	2.406	07/25/47	253,429

			406,338

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $243,532)			$406,479

Asset-Backed Securities(e) – 0.0%
Home Equity – 0.0%
Countrywide Home Equity Loan Trust Series 2004-N, Class 2A
17,553	2.438%	02/15/34	$17,074
(Cost $17,544)

Bank Loans(e)(j) – 6.7%
Aerospace – 0.4%
TransDigm, Inc.
(1M LIBOR + 2.500%)
$1,920,500	4.802%	06/09/23	$1,910,206
(1M LIBOR + 2.500%)
5,459,883	4.802	08/22/24	5,431,328

			7,341,534

Chemicals – 0.1%
Starfruit Finco B.V. (1M LIBOR + 3.250%)
2,150,000	5.506	10/01/25	2,141,938

Food & Beverages – 0.6%
Chobani LLC/Chobani Finance Corp., Inc. (1M LIBOR + 3.500%)
2,992,392	5.802	10/10/23	2,919,467
Shearer’s Foods, Inc. (1M LIBOR + 4.250%)
2,525,311	6.552	06/30/21	2,518,998
(1M LIBOR + 6.750%)
870,000	9.052	06/30/22	837,375
US Foods, Inc. (1M LIBOR + 2.000%)
4,116,649	4.302	06/27/23	4,107,922

			10,383,762

Health Care – Services – 0.3%
U.S. Renal Care, Inc. (3M LIBOR + 4.250%)
4,060,188	6.636	12/30/22	3,928,231
Verscend Holding Corp. (1M LIBOR + 4.500%)
1,400,000	6.802	08/27/25	1,410,066

			5,338,297

Media – Broadcasting & Radio – 0.2%
Getty Images, Inc. (1M LIBOR + 3.500%)
3,751,539	5.802	10/18/19	3,704,645

Media – Cable – 0.3%
CSC Holdings LLC
(1M LIBOR + 2.250%)
1,729,137	4.530	07/17/25	1,723,586
(1M LIBOR + 2.500%)
3,830,750	4.780	01/25/26	3,822,361

			5,545,947

Metals & Mining – 0.3%
Aleris International, Inc. (1M LIBOR + 4.750%)
3,990,000	7.052	02/27/23	4,018,688

Noncaptive – Financial – 0.3%
Avolon TLB Borrower 1 (US) LLC (1M LIBOR + 2.000%)
5,370,852	4.280	01/15/25	5,353,826

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(e)(j) – (continued)
Oil Field Services – 0.0%
MEG Energy Corp. (1M LIBOR + 3.500%)
$526,507	5.810%	12/31/23	$527,054

Pharmaceuticals – 0.5%
Alphabet Holding Co., Inc. (1M LIBOR + 7.750%)
5,000,000	10.052	09/26/25	4,435,400
Valeant Pharmaceuticals International, Inc. (1M LIBOR + 3.000%)
4,023,411	5.274	06/01/25	4,022,485

			8,457,885

Restaurants – 0.2%
1011778 B.C. Unlimited Liability Co. (1M LIBOR + 2.250%)
3,269,612	4.552	02/16/24	3,255,716

Semiconductors – 0.1%
Microchip Technology, Inc. (1M LIBOR + 2.000%)
1,718,233	4.310	05/29/25	1,711,360

Services Cyclical – Business Services – 0.3%
Sabre GLBL, Inc. (1M LIBOR + 2.000%)
2,679,588	4.302	02/22/24	2,676,239
Vantiv LLC (3M LIBOR + 2.000%)
2,364,375	3.973	01/16/23	2,356,998

			5,033,237

Technology – Software/Services – 2.9%
Ancestry.com Operations, Inc. (1M LIBOR + 3.250%)
5,180,750	5.550	10/19/23	5,193,702
Aspect Software, Inc. (1M LIBOR + 10.500%)
5,355,612	12.813	05/25/20	4,467,491
Avast Software B.V. (3M LIBOR + 2.500%)
1,543,832	4.886	09/30/23	1,548,525
BMC Software Finance, Inc. (3M LIBOR + 4.250%)
6,611,805	6.648	10/02/25	6,627,673
Financial & Risk US Holdings, Inc. (1M LIBOR + 3.750%)(k)
2,600,000		10/01/25	2,571,842
First Data Corp.
(1M LIBOR + 2.000%)
3,773,281	4.287	07/08/22	3,759,622
(1M LIBOR + 2.000%)
2,794,554	4.287	04/26/24	2,778,262
Infor (US), Inc. (3M LIBOR + 2.750%)
3,136,069	5.136	02/01/22	3,122,741
MA FinanceCo. LLC
(1M LIBOR + 2.250%)
5,645,934	4.552	11/19/21	5,598,903
(1M LIBOR + 2.500%)
576,049	4.802	06/21/24	574,067
Micron Technology, Inc. (1M LIBOR + 1.750%)
3,225,750	4.060	04/26/22	3,225,073
Seattle SpinCo, Inc. (1M LIBOR + 2.500%)
3,890,201	4.802	06/21/24	3,876,819
SS&C Technologies Holdings Europe S.a.r.l. (1M LIBOR + 2.250%)
1,574,266	4.552	04/16/25	1,565,513
SS&C Technologies, Inc. (1M LIBOR + 2.250%)
4,061,574	4.552	04/16/25	4,038,992

			48,949,225

Bank Loans(e)(j) – (continued)
Wireless Telecommunications – 0.2%
Intelsat Jackson Holdings SA (1M LIBOR + 3.750%)
3,000,000	6.045	11/27/23	3,000,000

TOTAL BANK LOANS
(Cost $116,166,871)			$114,763,114

Shares	Description			Value
U.S. Treasury Obligations – 0.7%
United States Treasury Notes
12,730,000	1.875	%(l)	12/15/20	$12,468,057
560,000	2.375		04/30/20	556,265

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $13,258,128)				$13,024,322

Units	Expiration Date	Value
Warrant(a) – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
Aspect Software, Inc.
482,186	12/01/18	$—
(Cost $0)

Shares	Distribution Rate	Value
Investment Companies(c) – 6.6%
Goldman Sachs Emerging Markets Debt Fund – Class R6
1,264,806	4.616%	$14,482,024
Goldman Sachs Emerging Markets Equity Fund – Class R6
752,020	0.612	13,919,890
Goldman Sachs Financial Square Government Fund – Class R6 Shares
21,433,835	2.102	21,433,835
Goldman Sachs Financial Square Government Fund – Institutional Shares
34,687,589	2.102	34,687,589
Goldman Sachs High Yield Fund – Class R6
7,866	5.570	49,242
Goldman Sachs Local Emerging Markets Debt Fund – Class R6
5,368,670	4.202	29,205,566

TOTAL INVESTMENT COMPANIES
(Cost $119,705,303)		$113,778,146

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(m) – 0.2%
Commercial Paper – 0.2%
VW Credit, Inc.
$3,000,000	0.000%	01/07/19	$2,985,057
(Cost $2,985,763)

TOTAL INVESTMENTS – 97.5%
(Cost $1,653,858,181)			$1,679,511,925

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.5%			42,242,129

NET ASSETS – 100.0%			$1,721,754,054

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security is currently in default and/or non-income producing.
(b)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on sale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $1,248,346, which represents approximately 0.1% of net assets as of October 31, 2018. See additional details below:

Restricted Security	Acquisition Date	Cost
Blue Ridge Mountain Resources,	05/06/16 – 08/18/16	$2,595,080
Inc. (Common Stock)

(c)	Represents an affiliated issuer/fund.
(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(e)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on October 31, 2018.
(f)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $323,492,180, which represents approximately 18.8% of the Fund’s net assets as of October 31, 2018. The liquidity determination is unaudited.
(g)	Pay-in-kind securities.
(h)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at October 31, 2018.
(i)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.
(j)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on October 31, 2018. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(k)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(l)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(m)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Currency Abbreviations:
GBP	—British Pound
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
CMT	—Constant Maturity Treasury Indexes
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2018, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
MS & Co. Int. PLC	USD	4,573,192	GBP	3,577,443	11/01/18	$314

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued)

October 31, 2018

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
MS & Co. Int. PLC	USD	4,579,002	GBP	3,577,443	01/17/19	(13,212)

FUTURES CONTRACTS — At October 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI Emerging Markets Index	140	12/21/18	$6,696,900	$(638,842)
S&P 500 E-Mini Index	316	12/21/18	42,835,380	(3,055,684)
Ultra Long U.S. Treasury Bonds	329	12/19/18	49,092,969	(3,428,097)
Ultra 10 Year U.S. Treasury Notes	239	12/19/18	29,901,140	(491,080)
2 Year U.S. Treasury Notes	17	12/31/18	3,581,156	(11,175)
Total				$(7,624,878)
Short position contracts:
U.S. Long Bonds	(53)	12/19/18	(7,320,625)	68,845
5 Year U.S. Treasury Notes	(274)	12/31/18	(30,792,891)	13,694
10 Year U.S. Treasury Notes	(341)	12/19/18	(40,387,187)	549,540
Total				$632,079
TOTAL FUTURES CONTRACTS				$(6,992,799)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)	Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)
2.750%(b)	3M LIBOR(c)	12/19/25	$1,520	$40,878	$35,214	$5,664
3M LIBOR(c)	2.750%(b)	12/19/23	94,660	(1,761,850)	(1,624,444)	(137,406)
3M LIBOR(c)	2.750(b)	12/19/20	3,490	(25,229)	(23,091)	(2,138)
3M LIBOR(c)	2.750(b)	12/19/21	5,970	(67,303)	(61,846)	(5,457)
3M LIBOR(c)	3.000(b)	12/19/38	4,770	(216,894)	(136,809)	(80,085)
3M LIBOR(c)	3.000(b)	12/19/28	81,590	(1,616,812)	(1,148,662)	(468,150)
TOTAL				$(3,647,210)	$(2,959,638)	$(687,572)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to October 31, 2018.
(b)	Payments made semi-annually.
(c)	Payments made quarterly.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/ Index	Financing Rate Paid by the Fund(a)	Counterparty	Termination Date(b)	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation)*
MSCBCSSB Index(c)	0.200%	MS & Co. Int. PLC	09/16/19	$73,625	$(2,275,748)

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Payments made semi-annually.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

(b)	The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).
(c)	The components are shown below.

A basket (MSCBCSSB) of equity index options

Description	Strike Price	Expiration Date	Contracts	Value	Weight
Call - S&P 500 Index	2,760	11/30/2018	7,893	(247,444)	10.87%
Put - S&P 500 Index	2,595	11/16/2018	10,018	(247,444)	10.87
Call - S&P 500 Index	2,780	11/16/2018	5,740	(109,355)	4.80
Put - S&P 500 Index	2,625	11/21/2018	4,263	(109,355)	4.80
Call - S&P 500 Index	2,830	11/23/2018	22,060	(108,094)	4.75
Put - S&P 500 Index	2,695	11/16/2018	2,682	(108,094)	4.75
Call - S&P 500 Index	2,810	11/23/2018	29,193	(108,013)	4.75
Put - S&P 500 Index	2,635	11/16/2018	6,391	(108,013)	4.75
Call - S&P 500 Index	2,945	11/16/2018	4,234,960	(105,874)	4.65
Put - S&P 500 Index	2,855	11/16/2018	739	(105,874)	4.65
Call - S&P 500 Index	2,790	12/21/2018	2,284	(94,002)	4.13
Put - S&P 500 Index	2,575	12/21/2018	2,493	(94,002)	4.13
Call - Euro Stoxx 50 Index	3,300	12/21/2018	2,820	(93,342)	4.10
Put - Euro Stoxx 50 Index	3,075	11/16/2018	2,117	(93,342)	4.10
Call - S&P 500 Index	2,975	11/16/2018	150,530	(90,318)	3.97
Put - S&P 500 Index	2,845	11/16/2018	639	(90,318)	3.97
Call - Euro Stoxx 50 Index	3,475	11/16/2018	296,337	(88,901)	3.91
Put - Euro Stoxx 50 Index	3,300	11/16/2018	825	(88,901)	3.91
Call - Euro Stoxx 50 Index	3,200	11/30/2018	425	(23,373)	1.03
Put - Euro Stoxx 50 Index	3,000	12/21/2018	2,032	(23,373)	1.03
Call - Euro Stoxx 50 Index	3,250	11/16/2018	1,549	(23,231)	1.02
Put - Euro Stoxx 50 Index	3,100	11/16/2018	2,020	(23,231)	1.02
Call - Euro Stoxx 50 Index	3,275	11/16/2018	1,547	(23,200)	1.02
Put - Euro Stoxx 50 Index	3,125	11/16/2018	979	(23,200)	1.02
Call - Euro Stoxx 50 Index	3,400	11/16/2018	227,270	(22,727)	1.00
Put - Euro Stoxx 50 Index	3,250	11/16/2018	454	(22,727)	1.00

Abbreviations:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments

October 31, 2018

Shares	Description	Value
Common Stocks – 98.4%
Air Freight & Logistics – 1.0%
61,165	FedEx Corp.	$13,477,096

Automobiles – 0.3%
55,280	Thor Industries, Inc.	3,849,699

Banks – 0.4%
196,510	Bank OZK	5,376,514

Building Products – 1.1%
174,840	A.O. Smith Corp.	7,960,465
30,220	Lennox International, Inc.	6,373,096

		14,333,561

Capital Markets – 5.1%
90,775	Ameriprise Financial, Inc.	11,550,211
31,315	BlackRock, Inc.	12,883,617
84,565	CME Group, Inc.	15,495,691
38,490	Evercore, Inc. Class A	3,144,248
40,140	FactSet Research Systems, Inc.	8,981,726
150,705	SEI Investments Co.	8,055,182
89,535	T. Rowe Price Group, Inc.	8,684,000

		68,794,675

Chemicals – 2.1%
104,170	Ecolab, Inc.	15,953,636
58,745	International Flavors & Fragrances, Inc.	8,498,052
8,665	NewMarket Corp.	3,344,343

		27,796,031

Commercial Services & Supplies – 0.6%
143,320	Rollins, Inc.	8,484,544

Consumer Finance – 0.3%
65,690	Discover Financial Services	4,576,622

Electrical Equipment – 0.8%
67,725	Rockwell Automation, Inc.	11,156,339

Electronic Equipment, Instruments & Components – 3.1%
131,575	Amphenol Corp. Class A	11,775,962
605,260	Corning, Inc.	19,338,057
121,945	National Instruments Corp.	5,971,647
65,285	TE Connectivity Ltd.	4,923,795

		42,009,461

Energy Equipment & Services – 0.3%
290,000	USA Compression Partners LP	4,248,500

Entertainment – 4.7%
306,190	The Walt Disney Co.	35,159,798
618,755	Twenty-First Century Fox, Inc. Class A	28,165,727

		63,325,525

Equity Real Estate Investment Trusts (REITs) – 2.4%
89,305	Digital Realty Trust, Inc.	9,221,634
65,990	Equity LifeStyle Properties, Inc.	6,248,593
70,640	Extra Space Storage, Inc.	6,361,839
48,890	Public Storage	10,045,428

		31,877,494

Common Stocks – (continued)
Food & Staples Retailing – 2.7%
45,300	Casey’s General Stores, Inc.	5,712,783
70,635	Costco Wholesale Corp.	16,149,280
490,005	The Kroger Co.	14,582,549

		36,444,612

Food Products – 2.5%
30,880	Calavo Growers, Inc.	2,995,360
226,965	Flowers Foods, Inc.	4,382,694
349,295	Hormel Foods Corp.	15,243,234
77,265	Ingredion, Inc.	7,817,672
20,755	J&J Snack Foods Corp.	3,241,101

		33,680,061

Health Care Equipment & Supplies – 3.7%
149,615	Danaher Corp.	14,871,731
234,935	Medtronic PLC	21,101,862
88,005	Stryker Corp.	14,276,171

		50,249,764

Health Care Providers & Services – 9.1%
109,280	Aetna, Inc.	21,681,152
150,810	AmerisourceBergen Corp.	13,271,280
253,470	Cardinal Health, Inc.	12,825,582
23,065	Chemed Corp.	7,019,371
271,745	CVS Health Corp.	19,671,621
118,010	McKesson Corp.	14,722,928
92,950	Quest Diagnostics, Inc.	8,747,524
95,085	UnitedHealth Group, Inc.	24,850,465

		122,789,923

Hotels, Restaurants & Leisure – 2.3%
61,045	Brinker International, Inc.	2,646,301
10,765	Churchill Downs, Inc.	2,687,052
27,325	Cracker Barrel Old Country Store, Inc.	4,335,931
83,525	Darden Restaurants, Inc.	8,899,589
134,160	Yum! Brands, Inc.	12,129,405

		30,698,278

Household Durables – 0.2%
71,995	Tupperware Brands Corp.	2,527,025

Industrial Conglomerates – 1.2%
86,875	3M Co.	16,528,838

Insurance – 5.7%
34,970	American Financial Group, Inc.	3,498,049
51,265	Assurant, Inc.	4,983,470
101,960	Assured Guaranty Ltd.	4,076,361
123,170	Chubb Ltd.	15,385,165
211,760	Principal Financial Group, Inc.	9,967,543
139,655	Prudential Financial, Inc.	13,096,846
33,320	Reinsurance Group of America, Inc.	4,743,768
91,915	The Hanover Insurance Group, Inc.	10,237,493
277,330	Unum Group	10,055,986

		76,044,681

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Shares	Description	Value
Common Stocks – (continued)
IT Services – 7.0%
96,575	Accenture PLC Class A	$15,222,152
82,885	Broadridge Financial Solutions, Inc.	9,692,572
135,920	Fidelity National Information Services, Inc.	14,149,272
87,280	International Business Machines Corp.	10,074,730
109,000	Jack Henry & Associates, Inc.	16,331,470
108,865	Mastercard, Inc. Class A	21,519,345
382,080	The Western Union Co.	6,892,723

		93,882,264

Leisure Products – 1.2%
108,870	Hasbro, Inc.	9,984,468
67,060	Polaris Industries, Inc.	5,966,999

		15,951,467

Machinery – 1.0%
181,965	Donaldson Co., Inc.	9,331,165
71,965	The Toro Co.	4,053,789

		13,384,954

Media – 4.3%
918,480	Comcast Corp. Class A	35,030,827
73,115	John Wiley & Sons, Inc. Class A	3,965,758
247,195	Omnicom Group, Inc.	18,371,532

		57,368,117

Metals & Mining – 0.4%
63,245	Reliance Steel & Aluminum Co.	4,991,295

Multi-Utilities – 2.7%
292,265	CMS Energy Corp.	14,472,963
121,780	Sempra Energy	13,410,413
114,885	WEC Energy Group, Inc.	7,858,134

		35,741,510

Oil, Gas & Consumable Fuels – 14.1%
120,000	Alliance Resource Partners LP	2,302,800
130,500	Andeavor Logistics LP	5,227,830
251,600	Antero Midstream Partners LP	7,585,740
183,500	Cheniere Energy Partners LP	6,178,445
290,000	Enable Midstream Partners LP	4,283,300
1,491,800	Energy Transfer LP	23,182,572
442,000	EnLink Midstream Partners LP	6,700,720
820,400	Enterprise Products Partners LP	22,003,128
255,300	EQGP Holdings LP	4,008,210
113,000	EQM Midstream Partners LP	5,187,830
322,877	Hess Midstream Partners LP	7,258,275
290,000	Magellan Midstream Partners LP	17,887,200
579,100	MPLX LP	19,463,551
83,787	Noble Midstream Partners LP	2,860,488
200,000	Phillips 66 Partners LP	9,782,000
168,000	Summit Midstream Partners LP	2,693,040
362,000	Tallgrass Energy LP	7,877,120
152,076	Targa Resources Corp.	7,857,767
285,000	The Williams Cos., Inc.	6,934,050
96,242	Valero Energy Partners LP	4,040,239

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
170,000	Viper Energy Partners LP	6,113,200
125,500	Western Gas Equity Partners LP	3,609,380
147,300	Western Gas Partners LP	5,827,188

		188,864,073

Personal Products – 1.2%
56,270	Nu Skin Enterprises, Inc. Class A	3,951,279
90,225	The Estee Lauder Cos., Inc. Class A	12,400,524

		16,351,803

Pharmaceuticals – 0.8%
148,790	Perrigo Co. PLC	10,459,937

Professional Services – 0.4%
48,980	Insperity, Inc.	5,380,453

Semiconductors & Semiconductor Equipment – 5.3%
458,445	Applied Materials, Inc.	15,073,672
50,305	KLA-Tencor Corp.	4,604,920
285,905	QUALCOMM, Inc.	17,980,565
213,745	Texas Instruments, Inc.	19,841,948
163,265	Xilinx, Inc.	13,937,933

		71,439,038

Software – 1.8%
230,905	Microsoft Corp.	24,662,963

Specialty Retail – 2.0%
169,845	Aaron’s, Inc.	8,004,795
143,480	Best Buy Co., Inc.	10,066,557
305,760	The Gap, Inc.	8,347,248

		26,418,600

Technology Hardware, Storage & Peripherals – 1.2%
685,500	HP, Inc.	16,547,970

Textiles, Apparel & Luxury Goods – 3.3%
71,035	Columbia Sportswear Co.	6,413,040
221,735	NIKE, Inc. Class B	16,638,995
56,115	Ralph Lauren Corp.	7,273,065
170,340	VF Corp.	14,117,779

		44,442,879

Trading Companies & Distributors – 2.1%
142,605	Fastenal Co.	7,331,323
60,855	MSC Industrial Direct Co., Inc. Class A	4,932,906
36,095	W.W. Grainger, Inc.	10,249,897
36,650	Watsco, Inc.	5,430,797

		27,944,923

TOTAL COMMON STOCKS
(Cost $1,209,032,908)		$1,322,101,489

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Distribution Rate	Value
Investment Company(a) – 1.2%
Goldman Sachs Financial Square Government Fund – Class R6 Shares
15,556,632	2.102%	$15,556,632
(Cost $15,556,632)

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 0.2%
Repurchase Agreements – 0.2%
Joint Repurchase Agreement Account II
$3,100,000	2.220%	11/01/18	$3,100,000
(Cost $3,100,000)

TOTAL INVESTMENTS – 99.8%
(Cost $1,227,689,540)			$1,340,758,121

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			2,508,049

NET ASSETS – 100.0%			$1,343,266,170

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an affiliated issuer.
(b)	Joint repurchase agreement was entered into on October 31, 2018. Additional information appears on page 54.

Investment Abbreviations:
LP	—Limited Partnership
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	239	12/21/18	$32,397,645	$(2,244,793)

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOTAL EMERGING MARKETS INCOME FUND

Schedule of Investments

October 31, 2018

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – 5.8%
Dominican Republic(a)(b) – 1.2%
Aeropuertos Dominicanos Siglo XXI SA (BB-/Ba3)
$200,000	6.750%	03/30/29	$201,000

Mongolia(b)(c) – 0.5%
Energy Resources LLC (NR/NR)
54,111	8.000	09/30/22	51,463
Mongolian Mining Corp. (NR/NR)
45,135	0.000	12/31/99	22,342

			73,805

Peru – 4.1%
ABY Transmision Sur SA (BBB/NR)(a)
197,520	6.875	04/30/43	219,494
Corp. Lindley SA (BBB/NR)
290,000	6.750	11/23/21	308,280
150,000	4.625	04/12/23	151,537

			679,311

TOTAL CORPORATE OBLIGATIONS
(Cost $927,387)			$954,116

Shares	Description	Value
Common Stocks – 34.2%
Argentina – 0.4%
185	MercadoLibre, Inc.	$60,033

Brazil – 2.0%
18,000	B3 SA – Brasil Bolsa Balcao	128,368
10,500	BB Seguridade Participacoes SA	74,712
2,264	Pagseguro Digital Ltd. Class A(d)	61,105
11,200	Petrobras Distribuidora SA	72,169

		336,354

Cayman Islands – 0.2%
1,000	Silergy Corp.	12,740
750	StoneCo Ltd. Class A(d)	21,518

		34,258

China – 8.8%
784	58.Com, Inc. ADR(d)	51,423
1,827	Alibaba Group Holding Ltd. ADR(d)	259,945
17,000	Anhui Conch Cement Co. Ltd. Class H	88,113
11,000	ANTA Sports Products Ltd.	45,414
102,000	China Petroleum & Chemical Corp. Class H	83,087
1,520	Ctrip.com International Ltd. ADR(d)	50,586
29,000	Geely Automobile Holdings Ltd.	55,883
16,300	Inner Mongolia Yili Industrial Group Co. Ltd.	51,915
1,510	Kweichow Moutai Co. Ltd. Class A	119,609
8,000	Minth Group Ltd.	25,993
805	New Oriental Education & Technology Group, Inc. ADR(d)	47,100
24,500	Ping An Insurance Group Co. of China Ltd. Class H	231,624

Common Stocks – (continued)
China – (continued)
10,400	Tencent Holdings Ltd.	356,296

		1,466,988

Colombia – 0.1%
325	Banco de Bogota SA	6,462
2,322	Grupo Aval Acciones y Valores SA ADR	16,324

		22,786

Czech Republic(a) – 0.4%
18,331	Moneta Money Bank AS	60,779

Egypt – 0.1%
3,626	Commercial International Bank Egypt SAE GDR	15,755

Germany – 0.3%
2,292	Infineon Technologies AG	45,925

Greece – 0.3%
3,968	JUMBO SA	57,775

Hong Kong – 3.4%
25,800	AIA Group Ltd.	196,262
43,500	China Merchants Bank Co. Ltd. Class H	167,970
5,500	Hong Kong Exchanges & Clearing Ltd.	146,447
61,000	Sino Biopharmaceutical Ltd.	55,058

		565,737

Indonesia – 0.7%
58,200	Bank Central Asia Tbk PT	90,621
34,500	Semen Indonesia Persero Tbk PT	20,456

		111,077

Malaysia – 0.7%
5,700	British American Tobacco Malaysia Bhd	42,346
43,350	Bursa Malaysia Bhd	75,897

		118,243

Mexico – 1.3%
43,700	Alsea SAB de CV	111,739
17,800	Grupo Financiero Banorte SAB de CV Class O	97,932

		209,671

Peru – 0.9%
29,489	BBVA Banco Continental SA	34,636
354	Credicorp Ltd.	79,901
892	Intercorp Financial Services, Inc.	33,272

		147,809

Philippines – 0.3%
9,530	Jollibee Foods Corp.	49,214

Poland(a)(d) – 0.5%
3,862	Dino Polska SA	84,863

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS TOTAL EMERGING MARKETS INCOME FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Russia – 1.7%
2,527	Lukoil PJSC ADR	$188,615
16,370	Moscow Exchange MICEX-RTS PJSC(d)	21,822
27,010	Sberbank of Russia PJSC	77,634

		288,071

South Africa – 1.9%
9,617	Absa Group Ltd.	97,173
2,195	Bid Corp. Ltd.	41,099
17,269	Dis-Chem Pharmacies Ltd.(a)	33,841
16,136	FirstRand Ltd.	70,477
3,265	Santam Ltd.	68,439

		311,029

South Korea – 5.5%
2,140	Hankook Tire Co. Ltd.	77,746
319	LG Chem Ltd.	97,479
611	LG Electronics, Inc.	34,158
305	NAVER Corp.	30,715
207	NCSoft Corp.	78,237
2,734	Orange Life Insurance Ltd.(a)	73,719
746	Samsung Electro-Mechanics Co. Ltd.	77,871
9,381	Samsung Electronics Co. Ltd.	351,185
145	Samsung Fire & Marine Insurance Co. Ltd.	35,437
912	SK Hynix, Inc.	54,925

		911,472

Taiwan – 3.3%
1,000	Largan Precision Co. Ltd.	109,264
3,000	Nien Made Enterprise Co. Ltd.	18,605
2,000	President Chain Store Corp.	22,624
49,000	Taiwan Semiconductor Manufacturing Co. Ltd.	367,862
10,000	Win Semiconductors Corp.	30,887

		549,242

Thailand – 0.5%
28,800	Airports of Thailand PCL	55,660
3,500	Kasikornbank PCL	21,075

		76,735

Turkey – 0.2%
13,367	Eregli Demir ve Celik Fabrikalari TAS	21,692
12,949	Sok Marketler Ticaret AS(d)	21,513

		43,205

United Arab Emirates – 0.5%
1,809	NMC Health PLC	81,567

United States – 0.2%
21,000	Nexteer Automotive Group Ltd.	29,612

TOTAL COMMON STOCKS
(Cost $7,158,541)		$5,678,200

Shares	Dividend Rate	Value
Preferred Stock – 1.2%
Brazil – 1.2%
Banco Bradesco SA
BRL 21,470	3.280%	$197,883
(Cost $242,022)

Units	Expiration Date	Value
Warrant(d) – 0.3%
Switzerland – 0.3%
Contemporary Amperex Technology Co. Ltd.
4,800	07/31/19	$51,251
(Cost $50,832)

Shares	Description	Value
Exchange Traded Funds – 5.4%
491	iShares MSCI Emerging Markets ETF	$19,227
29,151	iShares MSCI India ETF	880,069

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,109,897)		$899,296

Shares	Distribution Rate	Value
Investment Companies(e) – 49.6%
Goldman Sachs Emerging Markets Debt Fund – Class R6
308,512	4.616%	$3,532,467
Goldman Sachs Financial Square Government Fund – Institutional Shares
944,761	2.102	944,761
Goldman Sachs Local Emerging Markets Debt Fund – Class R6
690,460	4.202	3,756,103

TOTAL INVESTMENT COMPANIES
(Cost $9,249,782)		$8,233,331

TOTAL INVESTMENTS – 96.5%
(Cost $18,738,461)		$16,014,077

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.5%		573,432

NET ASSETS – 100.0%		$16,587,509

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $673,696, which represents approximately 4.1% of the Fund’s net assets as of October 31, 2018. The liquidity determination is unaudited.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOTAL EMERGING MARKETS INCOME FUND

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Pay-in-kind securities.
(d)	Security is currently in default and/or non-income producing.
(e)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
ETF	—Exchange Traded Fund
GDR	—Global Depository Receipt
LLC	—Limited Liability Company
NR	—Not Rated
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
FTSE China A50 Index	5	11/29/18	$55,863	$(212)
MSCI Emerging Markets Index	17	12/21/18	813,195	(57,700)
5 Year U.S. Treasury Notes	4	12/31/18	449,531	(80)
10 Year U.S. Treasury Notes	1	12/19/18	118,437	(1,815)
20 Year U.S. Treasury Bonds	2	12/19/18	276,250	(11,935)
Total				$(71,742)
Short position contracts:
Ultra Long U.S. Treasury Bonds	(1)	12/19/18	(149,218)	9,763
Ultra 10 Year U.S. Treasury Notes	(2)	12/19/18	(250,219)	5,745
Total				$15,508
TOTAL FUTURES CONTRACTS				$(56,234)

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Schedule of Investments

October 31, 2018

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2018, the Rising Dividend Growth Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of November 1, 2018, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Rising Dividend Growth	$3,100,000	$3,100,191	$3,162,000

REPURCHASE AGREEMENTS — At October 31, 2018, the Principal Amount of the Rising Dividend Growth Fund’s interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Principal Amount
Merrill Lynch & Co., Inc.	2.220%	$3,100,000

At October 31, 2018, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Government National Mortgage Association	4.000%	04/20/47

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Assets and Liabilities

October 31, 2018

	Income Builder Fund	Rising Dividend Growth Fund
Assets:
Investments, at value (cost $1,531,557,798 and $1,212,132,908)	$1,564,485,433	$1,325,201,489
Investments of affiliated issuers, at value (cost $122,300,383 and $15,556,632)	115,026,492	15,556,632
Cash	23,978,191	844
Variation margin on futures contracts	1,273,039	804,755
Unrealized gain on forward foreign currency exchange contracts	314	—
Receivables:
Dividends and interest	12,648,160	2,431,552
Collateral on certain derivative contracts(a)	9,042,428	1,577,400
Investments sold on an extended settlement basis	7,191,309	—
Investments sold	3,885,264	211,951
Fund shares sold	466,884	174,472
Reimbursement from investment adviser	113,669	27,811
Foreign tax reclaims	104,887	2,404,959
Securities lending income	5,953	—
Other assets	83,924	78,344
Total assets	1,738,305,947	1,348,470,209

Liabilities:
Unrealized loss on swap contracts	2,275,748	—
Variation margin on swaps contracts	469,822	—
Due to custodian	420,940	—
Variation margin on futures contracts	286,275	—
Unrealized loss on forward foreign currency exchange contracts	13,212	—
Payables:
Investments purchased	5,950,914	514,878
Fund shares redeemed	2,827,683	3,035,359
Investments purchased on an extended settlement basis	2,607,375	—
Management fees	740,524	865,717
Distribution and service fees and transfer agency fees	666,704	530,964
Accrued expenses	292,696	257,121
Total liabilities	16,551,893	5,204,039

Net Assets:
Paid-in capital	1,769,768,801	741,661,902
Distributable earnings (loss)	(48,014,747)	601,604,268
NET ASSETS	$1,721,754,054	$1,343,266,170
Net Assets:
Class A	$309,718,759	$297,772,183
Class C	475,897,057	348,219,839
Institutional	680,660,596	425,554,912
Investor	239,225,783	227,158,252
Class P	16,121,965	41,066,749
Class R	—	3,484,083
Class R6	129,894	10,152
Total Net Assets	$1,721,754,054	$1,343,266,170
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	14,291,030	15,224,498
Class C	22,335,533	17,663,103
Institutional	30,730,171	21,189,080
Investor	10,831,828	11,320,337
Class P	727,827	2,044,784
Class R	—	178,562
Class R6	5,865	505
Net asset value, offering and redemption price per share:(b)
Class A	$21.67	$19.56
Class C	21.31	19.71
Institutional	22.15	20.08
Investor	22.09	20.07
Class P	22.15	20.08
Class R	—	19.51
Class R6	22.15	20.08

(a)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps
Income Builder	$3,095,000	$5,947,428
Rising Dividend Growth	1,577,400	—

(b)	Maximum public offering price per share for Class A Shares of the Income Builder and the Rising Dividend Growth Funds is $22.93 and $20.70, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Assets and Liabilities (continued)

October 31, 2018

Total Emerging Markets Income Fund
Assets:
Investments of unaffiliated issuers, at value (cost and $9,488,679)	$7,780,746
Investments of affiliated issuers, at value (cost $9,249,782)	8,233,331
Cash	273,898
Foreign currencies, at value (cost $63,666)	65,111
Variation margin on futures contracts	10,491
Receivables:
Investments sold	651,432
Reimbursement from investment adviser	64,852
Collateral on certain derivative contracts(a)	57,739
Interest and dividends	51,212
Investments sold on an extended-settlement basis	531
Fund shares sold	248
Other assets	82,670
Total assets	17,272,261

Liabilities:
Payables:
Investments purchased	568,690
Management fees	6,193
Distribution and Service fees and Transfer Agency fees	880
Accrued expenses	108,989
Total liabilities	684,752

Net Assets:
Paid-in capital	19,837,587
Distributable loss	(3,250,078)
NET ASSETS	$16,587,509
Net Assets:
Class A	$772,203
Class C	108,870
Institutional	15,512,304
Investor	134,649
Class P	8,547
Class R	42,165
Class R6	8,771
Total Net Assets	$16,587,509
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	104,725
Class C	14,732
Institutional	2,097,958
Investor	18,228
Class P	1,155
Class R	5,702
Class R6	1,186
Net asset value, offering and redemption price per share:(b)
Class A	$7.37
Class C	7.39
Institutional	7.39
Investor	7.39
Class P	7.40
Class R	7.39
Class R6	7.40

(a)	Segregated for initial margin and/or collateral on futures transactions of $57,739 for the Fund.
(b)	Maximum public offering price per share for Class A Shares of the Total Emerging Markets Income Fund is $7.72. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2018

	Income Builder Fund	Rising Dividend Growth Fund
Investment income:
Interest	$61,945,782	$220,434
Dividends — unaffiliated issuers (net of foreign withholding taxes of $612,324 and $144,676)	24,356,345	25,252,042
Dividends — affiliated issuers	1,405,473	259,829
Securities lending income — affiliated issuer	37,859	18,153
Total investment income	87,745,459	25,750,458

Expenses:
Management fees	10,747,026	11,763,492
Distribution and/or Service fees(a)	6,462,629	4,997,592
Transfer Agency fees(a)	2,441,006	2,114,846
Printing and mailing costs	285,642	264,477
Custody, accounting and administrative services	281,412	100,820
Professional fees	117,735	242,572
Trustee fees	20,696	20,049
Other	72,780	86,334
Total expenses	20,428,926	19,590,182
Less — expense reductions	(1,074,022)	(511,287)
Net expenses	19,354,904	19,078,895
NET INVESTMENT INCOME	68,390,555	6,671,563

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers (including commission recapture of $17,790 and $0)	24,019,174	531,459,047
Investments — affiliated issuers	(339,563)	—
Purchased options	343,082	—
Futures contracts	1,604,632	2,886,070
Written options	509,700	—
Swap contracts	(366,423)	—
Forward foreign currency exchange contracts	33,656	—
Foreign currency transactions	179,815	8,857
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(91,971,467)	(416,901,366)
Investments — affiliated issuers	(6,968,604)	—
Purchased options	(202,572)	—
Futures contracts	(8,610,249)	(2,244,793)
Written options	(88,513)	—
Swap contracts	(2,963,320)	—
Forward foreign currency exchange contracts	(203,397)	—
Foreign currency translation	3,411	—
Net realized and unrealized gain (loss)	(85,020,638)	115,207,815
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(16,630,083)	$121,879,378

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P(b)	Class R	Class R6(c)
Income Builder	$879,010	$5,583,619	$—	$632,887	$1,005,051	$301,295	$499,873	$1,886	$—	$14
Rising Dividend Growth	841,758	4,134,526	21,308	606,066	744,215	224,923	526,672	5,297	7,671	2

(b)	Commenced operations on April 16, 2018.
(c)	Commenced operations on February 28, 2018 for the Rising Dividend Growth Fund.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Operations (continued)

	Total Emerging Markets Income Fund
	For the Period April 1, 2018 – October 31, 2018*	For the Fiscal Year ended March 31, 2018
Investment income:
Dividends — affiliated issuers	$290,304	$156,520
Dividends — unaffiliated issuers (net of foreign withholding taxes of $9,692 and $1,127, respectively)	92,321	14,739
Interest (net of foreign withholding taxes of $24 and $6,343, respectively)	48,030	1,000,347
Total investment income	430,655	1,171,606

Expenses:
Professional fees	159,662	197,134
Management fees	92,892	194,005
Custody, accounting and administrative services	58,565	199,928
Printing and mailing costs	37,104	47,806
Registration fees	36,991	63,625
Trustee fees	8,244	17,914
Transfer Agency fees(a)	5,264	10,242
Distribution and/or Service fees(a)	2,111	3,181
Other	11,868	15,981
Total expenses	412,701	749,816
Less — expense reductions	(351,552)	(568,723)
Net expenses	61,149	181,093
NET INVESTMENT INCOME	369,506	990,513

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(862,712)	886,388
Investment — affiliated issuers	(337,200)	(13,814)
Purchased options	—	2,532
Futures contracts	(195,050)	1,138,990
Swap contracts	8	(88,556)
Forward foreign currency exchange contracts	(115)	293,061
Foreign currency transactions	(11,796)	43,734
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(1,119,259)	(1,266,806)
Investments — affiliated issuers	(1,233,308)	216,857
Futures contracts	(45,250)	(12,836)
Swap contracts	—	45,170
Forward foreign currency exchange contracts	7	(83,561)
Foreign currency translation	610	(3,144)
Net realized and unrealized gain (loss)	(3,804,065)	1,158,015
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,434,559)	$2,148,528

*	The Fund changed its fiscal year end from March 31 to October 31.
(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Period	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class P(b)	Class R	Class R6
For the Period April 1, 2018-October 31, 2018	$1,281	$696	$134	$666	$91	$4,365	$103	$2	$35	$2
For the Fiscal Year Ended March 31, 2018	1,647	1,385	149	857	180	8,941	224	—	39	1

(b)	Class P Shares commenced operations on April 20, 2018.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Changes in Net Assets

	Income Builder Fund			Rising Dividend Growth Fund
	For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2017		For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2017
From operations:
Net investment income	$68,390,555	$74,840,083		$6,671,563	$12,045,828
Net realized gain	25,984,073	47,727,993		534,353,974	346,655,898
Net change in unrealized gain (loss)	(111,004,711)	65,951,039		(419,146,159)	34,529,936
Net increase (decrease) in net assets resulting from operations	(16,630,083)	188,519,115		121,879,378	393,231,662

Distributions to shareholders:
Total distributable earnings:
Class A Shares	(12,517,684)	(15,722,047	)(a)	(68,626,546)	(19,394,474	)(a)
Class C Shares	(16,065,974)	(19,121,107	)(a)	(81,567,378)	(14,285,614	)(a)
Institutional Shares	(29,183,012)	(30,453,810	)(a)	(124,315,111)	(32,909,092	)(a)
Investor Shares	(10,376,835)	(9,979,052	)(a)	(63,337,794)	(11,926,271	)(a)
Class P Shares(b)	(266,588)	—		(714,643)	—
Class R Shares	—	—		(876,021)	(156,908	)(a)
Class R6 Shares(c)	(1,664)	(417	)(a)	(206)	—
Return of capital
Class A Shares	(396,253)	(810,592)		—	—
Class C Shares	(629,266)	(985,840)		—	—
Institutional Shares	(848,901)	(1,570,128)		—	—
Investor Shares	(312,980)	(514,497)		—	—
Class P Shares(b)	(13,057)	—		—	—
Class R Shares	—	—		—	—
Class R6 Shares(c)	(50)	(21)		—	—
Total distributions to shareholders	(70,612,264)	(79,157,511)		(339,437,699)	(78,672,359)

From share transactions:
Proceeds from sales of shares	362,634,067	613,120,572		177,893,913	442,273,481
Reinvestment of distributions	63,231,528	70,117,828		302,328,491	68,860,961
Cost of shares redeemed	(744,673,467)	(805,193,692)		(879,243,018)	(1,370,224,106)
Net decrease in net assets resulting from share transactions	(318,807,872)	(121,955,292)		(399,020,614)	(859,089,664)
TOTAL DECREASE	(406,050,219)	(12,593,688)		(616,578,935)	(544,530,361)

Net assets:(d)
Beginning of year	2,127,804,273	2,140,397,961		1,959,845,105	2,504,375,466
End of year	$1,721,754,054	$2,127,804,273		$1,343,266,170	$1,959,845,105

(a)	Prior year information has been revised to conform to current year presentation, see prior year presentation below:

Distributions from net investment income	Class A	Class C	Institutional	Investor	Class R	Class R6
Income Builder	$(15,722,047)	$(19,121,107)	$(30,453,810)	$(9,979,052)	N/A	$(417)
Rising Dividend Growth	(4,983,787)	(3,010,489)	(11,543,848)	(5,024,363)	$(47,915)	N/A
Distributions from net realized gains	Class A	Class C	Institutional	Investor	Class R	Class R6
Rising Dividend Growth	$(14,410,687)	$(11,275,125)	$(21,365,244)	$(6,901,908)	$(108,993)	N/A

(b)	Commenced operations on April 16, 2018.
(c)	Commenced operations on February 28, 2018 for the Rising Dividend Growth Fund.
(d)	Prior fiscal year information has been revised to conform with current year presentation. Distributions in excess of net investment income were $(235,997) and $(9,138,609) for the Income Builder and Rising Dividend Growth Funds, respectively, as of October 31, 2017.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Changes in Net Assets (continued)

	Total Emerging Markets Income Fund
	For the Period Ended April 1,2018 – October 31, 2018*		For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2017
From operations:
Net investment income	$369,506		$990,513		$1,896,982
Net realized gain (loss)	(1,406,865)		2,262,335		(348,403)
Net change in unrealized gain (loss)	(2,397,200)		(1,104,320)		1,153,705
Net increase (decrease) in net assets resulting from operations	(3,434,559)		2,148,528		2,702,284

Distributions to shareholders:
Total distributable earnings:
Class A Shares	(14,572)		(22,112	)(a)	(10,182	)(a)
Class C Shares	(1,459)		(4,510	)(a)	(2,040	)(a)
Institutional Shares	(339,972)		(912,657	)(a)	(1,488,628	)(a)
Investor Shares	(2,493)		(7,204	)(a)	(3,504	)(a)
Class P Shares(b)	(174)		—		—
Class R Shares	(695)		(1,005	)(a)	(843	)(a)
Class R6 Shares(c)	(179)		(79	)(a)	—
Return of capital
Class A Shares	—		—		(2,445)
Class C Shares	—		—		(490)
Institutional Shares	—		—		(357,522)
Investor Shares	—		—		(842)
Class R Shares	—		—		(202)
Total distributions to shareholders	(359,544)		(947,567)		(1,866,698)

From share transactions:
Proceeds from sales of shares	2,370,796		6,504,279		10,762,897
Reinvestment of distributions	313,218		822,445		780,988
Cost of shares redeemed	(7,081,740	)(d)	(5,800,872	)(d)	(29,922,497	)(d)
Net increase (decrease) in net assets resulting from share transactions	(4,397,726)		1,525,852		(18,378,612)
TOTAL INCREASE (DECREASE)	(8,191,829)		2,726,813		(17,543,026)

Net assets:(e)
Beginning of year	24,779,338		22,052,525		39,595,551
End of year	$16,587,509		$24,779,338		$22,052,525

*	The Fund changed its fiscal year end from March 31 to October 31.
(a)	Prior year information has been revised to conform to current year presentation, see prior year presentation below:

Distributions from net investment income	Class A	Class C	Institutional	Investor	Class R	Class R6(c)
For the Fiscal Year Ended March 31, 2018	$(13,443)	$(2,742)	$(554,838)	$(4,380)	$(611)	$(48)
For the Fiscal Year Ended March 31, 2017	(6,829)	(1,368)	(998,362)	(2,350)	(565)	—
Distributions from net realized gains	Class A	Class C	Institutional	Investor	Class R	Class R6(c)
For the Fiscal Year Ended March 31, 2018	$(8,669)	$(1,768)	$(357,819)	$(2,824)	$(394)	$(31)
For the Fiscal Year Ended March 31, 2017	(3,353)	(672)	(490,266)	(1,154)	(278)	—

(b)	Commenced operations on April 20, 2018.
(c)	Commenced operations on November 30, 2017.
(d)	Net of $0, $0 and $71 of redemption fees for the Total Emerging Markets Income Fund for the Period ended October 31, 2018, fiscal year ended March 31, 2018 and the fiscal year ended March 31, 2017, respectively.
(e)	Prior fiscal year information has been revised to conform with current year presentation. Distributions in excess of net investment income were $0 and $(1,289,537) as of March 31, 2018 and as of March 31, 2017, respectively.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Income Builder Fund
	Class A
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$22.72	$21.60	$21.77	$22.83	$22.47
Net investment income(a)	0.80	0.79	0.79	0.84	0.89
Net realized and unrealized gain (loss)	(1.02)	1.17	(0.16)	(0.99)	0.64
Total from investment operations	(0.22)	1.96	0.63	(0.15)	1.53
Distributions to shareholders from net investment income	(0.80)	(0.80)	(0.80)	(0.82)	(0.96)
Distributions to shareholders from net realized gains	—	—	—	—	(0.21)
Return of capital	(0.03)	(0.04)	—	(0.09)	—
Total distributions	(0.83)	(0.84)	(0.80)	(0.91)	(1.17)
Net asset value, end of year	$21.67	$22.72	$21.60	$21.77	$22.83
Total return(b)	(1.03)%	9.21%	3.04%	(0.70)%	6.96%
Net assets, end of year (in 000s)	$309,719	$387,349	$574,574	$708,457	$660,692
Ratio of net expenses to average net assets	0.97%	0.98%	0.98%	0.97%	0.95%
Ratio of total expenses to average net assets	1.02%	1.10%	1.10%	1.10%	1.13%
Ratio of net investment income (loss) to average net assets	3.54%	3.55%	3.75%	3.73%	3.89%
Portfolio turnover rate(c)	42%	51%	80%	57%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Income Builder Fund
	Class C
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$22.35	$21.26	$21.45	$22.51	$22.17
Net investment income(a)	0.62	0.61	0.62	0.66	0.70
Net realized and unrealized gain (loss)	(1.00)	1.16	(0.16)	(0.98)	0.65
Total from investment operations	(0.38)	1.77	0.46	(0.32)	1.35
Distributions to shareholders from net investment income	(0.64)	(0.65)	(0.65)	(0.66)	(0.80)
Distributions to shareholders from net realized gains	—	—	—	—	(0.21)
Return of capital	(0.02)	(0.03)	—	(0.08)	—
Total distributions	(0.66)	(0.68)	(0.65)	(0.74)	(1.01)
Net asset value, end of year	$21.31	$22.35	$21.26	$21.45	$22.51
Total return(b)	(1.74)%	8.41%	2.25%	(1.44)%	6.20%
Net assets, end of year (in 000s)	$475,897	$619,357	$682,819	$704,566	$530,983
Ratio of net expenses to average net assets	1.72%	1.73%	1.73%	1.72%	1.70%
Ratio of total expenses to average net assets	1.77%	1.85%	1.85%	1.85%	1.88%
Ratio of net investment income to average net assets	2.79%	2.79%	2.98%	2.98%	3.10%
Portfolio turnover rate(c)	42%	51%	80%	57%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Income Builder Fund
	Institutional
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$23.20	$22.04	$22.20	$23.25	$22.86
Net investment income(a)	0.90	0.90	0.89	0.94	1.01
Net realized and unrealized gain (loss)	(1.03)	1.19	(0.17)	(0.99)	0.64
Total from investment operations	(0.13)	2.09	0.72	(0.05)	1.65
Distributions to shareholders from net investment income	(0.89)	(0.88)	(0.88)	(0.90)	(1.05)
Distributions to shareholders from net realized gains	—	—	—	—	(0.21)
Return of capital	(0.03)	(0.05)	—	(0.10)	—
Total distributions	(0.92)	(0.93)	(0.88)	(1.00)	(1.26)
Net asset value, end of year	$22.15	$23.20	$22.04	$22.20	$23.25
Total return(b)	(0.63)%	9.64%	3.42%	(0.25)%	7.39%
Net assets, end of year (in 000s)	$680,661	$818,309	$740,182	$766,537	$644,757
Ratio of net expenses to average net assets	0.58%	0.58%	0.58%	0.57%	0.55%
Ratio of total expenses to average net assets	0.63%	0.70%	0.70%	0.70%	0.73%
Ratio of net investment income to average net assets	3.93%	3.93%	4.13%	4.13%	4.31%
Portfolio turnover rate(c)	42%	51%	80%	57%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Income Builder Fund
	Investor
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$23.14	$21.98	$22.14	$23.20	$22.81
Net investment income(a)	0.87	0.86	0.85	0.91	0.96
Net realized and unrealized gain (loss)	(1.03)	1.20	(0.16)	(1.01)	0.66
Total from investment operations	(0.16)	2.06	0.69	(0.10)	1.62
Distributions to shareholders from net investment income	(0.86)	(0.85)	(0.85)	(0.86)	(1.02)
Distributions to shareholders from net realized gains	—	—	—	—	(0.21)
Return of capital	(0.03)	(0.05)	—	(0.10)	—
Total distributions	(0.89)	(0.90)	(0.85)	(0.96)	(1.23)
Net asset value, end of Year	$22.09	$23.14	$21.98	$22.14	$23.20
Total return(b)	(0.77)%	9.51%	3.28%	(0.45)%	7.24%
Net assets, end of year (in 000s)	$239,226	$302,778	$142,813	$130,575	$94,528
Ratio of net expenses to average net assets	0.72%	0.73%	0.73%	0.72%	0.70%
Ratio of total expenses to average net assets	0.77%	0.85%	0.85%	0.85%	0.88%
Ratio of net investment income to average net assets	3.79%	3.77%	3.96%	3.98%	4.13%
Portfolio turnover rate(c)	42%	51%	80%	57%	52%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Income Builder Fund
	Class P Shares
	For the Period Ended October 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$22.95
Net investment income(b)	0.45
Net realized and unrealized gain (loss)	(0.71)
Total from investment operations	(0.26)
Distributions to shareholders from net investment income	(0.51)
Return of capital	(0.03)
Total distributions	(0.54)
Net asset value, end of period	$22.15
Total return(c)	(1.18)%
Net assets, end of period (in 000s)	$16,122
Ratio of net expenses to average net assets	0.58	%(d)
Ratio of total expenses to average net assets	0.58	%(d)
Ratio of net investment income to average net assets	3.60	%(d)
Portfolio turnover rate(e)	42%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS INCOME BUILDER FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Income Builder Fund
	Class R6 Shares
	For the Years Ended October 31,			For the Period Ended October 31, 2015(a)
	2018	2017	2016
Per Share Data
Net asset value, beginning of period	$23.20	$22.04	$22.20	$22.83
Net investment income(b)	0.85	0.90	0.89	0.18
Net realized and unrealized gain (loss)	(0.98)	1.19	(0.17)	(0.56)
Total from investment operations	(0.13)	2.09	0.72	(0.38)
Distributions to shareholders from net investment income	(0.89)	(0.88)	(0.88)	(0.22)
Return of capital	(0.03)	(0.05)	—	(0.03)
Total distributions	(0.92)	(0.93)	(0.88)	(0.25)
Net asset value, end of period	$22.15	$23.20	$22.04	$22.20
Total return(c)	(0.62)%	9.69%	3.38%	(1.63)%
Net assets, end of period (in 000s)	$130	$11	$10	$10
Ratio of net expenses to average net assets	0.57%	0.57%	0.58%	0.58	%(d)
Ratio of total expenses to average net assets	0.61%	0.69%	0.70%	0.69	%(d)
Ratio of net investment income to average net assets	3.72%	3.93%	4.12%	3.15	%(d)
Portfolio turnover rate(e)	42%	51%	80%	57%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Rising Dividend Growth Fund
	Class A
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$22.54	$19.66	$20.68	$21.25	$18.50
Net investment income(a)	0.09	0.11	0.07	0.06	0.03
Net realized and unrealized gain (loss)	1.25	3.48	(0.83)	(0.42)	2.88
Total from investment operations	1.34	3.59	(0.76)	(0.36)	2.91
Distributions to shareholders from net investment income	(0.28)	(0.25)	(0.12)	(0.10)	(0.07)
Distributions to shareholders from net realized gains	(4.04)	(0.46)	(0.14)	—	—
Return of capital	—	—	—	(0.11)	(0.09)
Total distributions	(4.32)	(0.71)	(0.26)	(0.21)	(0.16)
Net asset value, end of year	$19.56	$22.54	$19.66	$20.68	$21.25
Total return(b)	6.27%	18.59%	(3.71)%	(1.72)%	15.81%
Net assets, end of year (in 000s)	$297,772	$370,204	$697,430	$1,054,093	$1,063,292
Ratio of net expenses to average net assets	1.17%	1.16%	1.14%	1.13%	1.15%
Ratio of total expenses to average net assets	1.20%	1.19%	1.16%	1.15%	1.16%
Ratio of net investment income (loss) to average net assets	0.42%	0.52%	0.35%	0.28%	0.13%
Portfolio turnover rate(c)	101%	45%	16%	25%	12%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Rising Dividend Growth Fund
	Class C
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$22.69	$19.79	$20.84	$21.41	$18.65
Net investment income (loss)(a)	(0.07)	(0.05)	(0.08)	(0.10)	(0.13)
Net realized and unrealized gain (loss)	1.26	3.50	(0.84)	(0.42)	2.92
Total from investment operations	1.19	3.45	(0.92)	(0.52)	2.79
Distributions to shareholders from net investment income	(0.13)	(0.13)	(0.06)	(0.02)	(0.02)
Distributions to shareholders from net realized gains	(4.04)	(0.42)	(0.07)	—	—
Return of capital	—	—	—	(0.03)	(0.01)
Total distributions	(4.17)	(0.55)	(0.13)	(0.05)	(0.03)
Net asset value, end of year	$19.71	$22.69	$19.79	$20.84	$21.41
Total return(b)	5.49%	17.68%	(4.43)%	(2.44)%	14.93%
Net assets, end of year (in 000s)	$348,220	$463,110	$571,438	$732,998	$632,859
Ratio of net expenses to average net assets	1.92%	1.91%	1.89%	1.88%	1.90%
Ratio of total expenses to average net assets	1.95%	1.94%	1.91%	1.90%	1.91%
Ratio of net investment income (loss) to average net assets	(0.33)%	(0.23)%	(0.40)%	(0.47)%	(0.63)%
Portfolio turnover rate(c)	101%	45%	16%	25%	12%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Rising Dividend Growth Fund
	Institutional
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$23.02	$20.08	$21.12	$21.69	$18.88
Net investment income(a)	0.18	0.20	0.15	0.15	0.11
Net realized and unrealized gain (loss)	1.28	3.55	(0.85)	(0.43)	2.94
Total from investment operations	1.46	3.75	(0.70)	(0.28)	3.05
Distributions to shareholders from net investment income	(0.36)	(0.31)	(0.15)	(0.14)	(0.11)
Distributions to shareholders from net realized gains	(4.04)	(0.50)	(0.19)	—	—
Return of capital	—	—	—	(0.15)	(0.13)
Total distributions	(4.40)	(0.81)	(0.34)	(0.29)	(0.24)
Net asset value, end of year	$20.08	$23.02	$20.08	$21.12	$21.69
Total return(b)	6.75%	19.01%	(3.35)%	(1.29)%	16.26%
Net assets, end of year (in 000s)	$425,555	$759,274	$958,317	$1,476,799	$1,509,224
Ratio of net expenses to average net assets	0.78%	0.76%	0.74%	0.73%	0.75%
Ratio of total expenses to average net assets	0.81%	0.79%	0.76%	0.74%	0.76%
Ratio of net investment income to average net assets	0.83%	0.92%	0.74%	0.67%	0.52%
Portfolio turnover rate(c)	101%	45%	16%	25%	12%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Rising Dividend Growth Fund
	Investor
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$23.01	$20.07	$21.10	$21.68	$18.87
Net investment income(a)	0.14	0.17	0.12	0.11	0.07
Net realized and unrealized gain (loss)	1.29	3.54	(0.84)	(0.43)	2.95
Total from investment operations	1.43	3.71	(0.72)	(0.32)	3.02
Distributions to shareholders from net investment income	(0.33)	(0.27)	(0.14)	(0.13)	(0.10)
Distributions to shareholders from net realized gains	(4.04)	(0.50)	(0.17)	—	—
Return of capital	—	—	—	(0.13)	(0.11)
Total distributions	(4.37)	(0.77)	(0.31)	(0.26)	(0.21)
Net asset value, end of year	$20.07	$23.01	$20.07	$21.10	$21.68
Total return(b)	6.56%	18.85%	(3.45)%	(1.49)%	16.10%
Net assets, end of year (in 000s)	$227,158	$362,752	$272,442	$437,422	$428,787
Ratio of net expenses to average net assets	0.92%	0.91%	0.89%	0.88%	0.90%
Ratio of total expenses to average net assets	0.95%	0.94%	0.91%	0.89%	0.91%
Ratio of net investment income to average net assets	0.68%	0.79%	0.59%	0.53%	0.37%
Portfolio turnover rate(c)	101%	45%	16%	25%	12%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Rising Dividend Growth Fund
	Class P Shares
	For the Period Ended October 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$20.21
Net investment income(b)	(0.04)
Net realized and unrealized gain	0.25
Total from investment operations	0.21
Distributions to shareholders from net investment income	(0.21)
Distributions to shareholders from net realized gains	(0.13)
Total distributions	(0.34)
Net asset value, end of period	$20.08
Total return(c)	1.03%
Net assets, end of period (in 000s)	$41,067
Ratio of net expenses to average net assets	0.77	%(d)
Ratio of total expenses to average net assets	0.81	%(d)
Ratio of net investment income to average net assets	(0.37	)%(d)
Portfolio turnover rate(e)	101%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Rising Dividend Growth Fund
	Class R
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$22.49	$19.63	$20.66	$21.20	$18.46
Net investment income (loss)(a)	0.04	0.06	0.02	0.01	(0.03)
Net realized and unrealized gain (loss)	1.25	3.47	(0.84)	(0.43)	2.89
Total from investment operations	1.29	3.53	(0.82)	(0.42)	2.86
Distributions to shareholders from net investment income	(0.23)	(0.21)	(0.08)	(0.06)	(0.06)
Distributions to shareholders from net realized gains	(4.04)	(0.46)	(0.13)	—	—
Return of capital	—	—	—	(0.06)	(0.06)
Total distributions	(4.27)	(0.67)	(0.21)	(0.12)	(0.12)
Net asset value, end of year	$19.51	$22.49	$19.63	$20.66	$21.20
Total return(b)	6.07%	18.27%	(3.96)%	(2.00)%	15.53%
Net assets, end of year (in 000s)	$3,484	$4,506	$4,749	$3,740	$7,268
Ratio of net expenses to average net assets	1.42%	1.41%	1.39%	1.38%	1.40%
Ratio of total expenses to average net assets	1.45%	1.44%	1.41%	1.39%	1.41%
Ratio of net investment income (loss) to average net assets	0.18%	0.27%	0.10%	0.05%	(0.14)%
Portfolio turnover rate(c)	101%	45%	16%	25%	12%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Rising Dividend Growth Fund
	Class R6 Shares
	For the Period Ended October 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$20.18
Net investment income(b)	0.02
Net realized and unrealized gain	0.29
Total from investment operations	0.31
Distributions to shareholders from net investment income	(0.28)
Distributions to shareholders from net realized gains	(0.13)
Total distributions	(0.41)
Net asset value, end of period	$20.08
Total return(c)	1.54%
Net assets, end of period (in 000s)	$10
Ratio of net expenses to average net assets	0.77	%(d)
Ratio of total expenses to average net assets	0.80	%(d)
Ratio of net investment income to average net assets	0.16	%(d)
Portfolio turnover rate(e)	101%

(a)	Commenced operations on February 28, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS TOTAL EMERGING MARKETS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Total Emerging Markets Income Fund
	Class A Shares
	For the Period ended October 31, 2018*		Year Ended March 31,
			2018	2017	2016	2015	2014(a)
Per Share Data
Net asset value, beginning of period	$8.92		$8.48	$8.24	$8.59	$9.45	$10.00
Net investment income (b)	0.14		0.32	0.40	0.36	0.37	0.31
Net realized and unrealized gain (loss)	(1.55)		0.45	0.23	(0.36)	(0.86)	(0.52)
Total from investment operations	(1.41)		0.77	0.63	—	(0.49)	(0.21)
Distributions to shareholders from net investment income	(0.14)		(0.21)	(0.22)	(0.01)	(0.34)	(0.23)
Distributions to shareholders from net realized gains	—	(c)	(0.12)	(0.10)	—	—	—
Return of capital	—		—	(0.07)	(0.34)	(0.03)	(0.11)
Total distributions	(0.14)		(0.33)	(0.39)	(0.35)	(0.37)	(0.34)
Net asset value, end of period	$7.37		$8.92	$8.48	$8.24	$8.59	$9.45
Total return(d)	(15.98)%		9.29%	7.76%	0.15%	(5.43)%	(2.03)%
Net assets, end of period (in 000s)	$772		$1,006	$286	$512	$665	$99
Ratio of net expenses to average net assets	0.84	%(e)	1.00%	1.23%	1.23%	1.24%	1.27	%(e)
Ratio of total expenses to average net assets	4.02	%(e)	3.58%	2.47%	2.98%	3.45%	3.67	%(e)
Ratio of net investment income to average net assets	2.85	%(e)	3.63%	4.78%	4.40%	4.13%	3.97	%(e)
Portfolio turnover rate(f)	23%		199%	142%	98%	179%	140%

*	The Fund changed its fiscal year end from March 31 to October 31.
(a)	Commenced operations on May 31, 2013.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Less than $(0.005) per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOTAL EMERGING MARKETS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Total Emerging Markets Income Fund
	Class C Shares
	For the Period ended October 31, 2018*		Year Ended March 31,
			2018	2017	2016	2015	2014(a)
Per Share Data
Net asset value, beginning of period	$8.94		$8.50	$8.26	$8.61	$9.46	$10.00
Net investment income(b)	0.10		0.29	0.32	0.30	0.32	0.25
Net realized and unrealized gain (loss)	(1.55)		0.43	0.24	(0.36)	(0.87)	(0.51)
Total from investment operations	(1.45)		0.72	0.56	(0.06)	(0.55)	(0.26)
Distributions to shareholders from net investment income	(0.10)		(0.17)	(0.18)	(0.01)	(0.27)	(0.17)
Distributions to shareholders from net realized gains	—	(c)	(0.11)	(0.08)	—	—	—
Return of capital	—		—	(0.06)	(0.28)	(0.03)	(0.11)
Total distributions	(0.10)		(0.28)	(0.32)	(0.29)	(0.30)	(0.28)
Net asset value, end of period	$7.39		$8.94	$8.50	$8.26	$8.61	$9.46
Total return(d)	(16.31)%		8.61%	6.95%	(0.70)%	(5.91)%	(2.52)%
Net assets, end of period (in 000s)	$109		$130	$151	$40	$62	$59
Ratio of net expenses to average net assets	1.59	%(e)	1.86%	1.98%	1.99%	1.99%	2.01	%(e)
Ratio of total expenses to average net assets	4.89	%(e)	4.27%	3.45%	3.79%	3.66%	5.31	%(e)
Ratio of net investment income to average net assets	2.09	%(e)	3.28%	3.85%	3.65%	3.37%	3.27	%(e)
Portfolio turnover rate(f)	23%		199%	142%	98%	179%	140%

*	The Fund changed its fiscal year end from March 31 to October 31.
(a)	Commenced operations on May 31, 2013.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Less than $(0.005) per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS TOTAL EMERGING MARKETS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Total Emerging Markets Income Fund
	Institutional Shares
	For the period ended October 31, 2018*		Year Ended March 31,
			2018	2017	2016	2015	2014(a)
Per Share Data
Net asset value, beginning of period	$8.94		$8.49	$8.27	$8.62	$9.46	$10.00
Net investment income(b)	0.15		0.37	0.43	0.40	0.42	0.32
Net realized and unrealized gain (loss)	(1.55)		0.44	0.21	(0.37)	(0.86)	(0.50)
Total from investment operations	(1.40)		0.81	0.64	0.03	(0.44)	(0.18)
Distributions to shareholders from net investment income	(0.15)		(0.22)	(0.23)	(0.01)	(0.37)	(0.25)
Distributions to shareholders from net realized gains	—	(c)	(0.14)	(0.11)	—	—	—
Return of capital	—		—	(0.08)	(0.37)	(0.03)	(0.11)
Total distributions	(0.15)		(0.36)	(0.42)	(0.38)	(0.40)	(0.36)
Net asset value, end of period	$7.39		$8.94	$8.49	$8.27	$8.62	$9.46
Total return(d)	(15.86)%		9.87%	8.00%	0.39%	(4.87)%	(1.67)%
Net assets, end of period (in 000s)	$15,512		$23,446	$21,411	$38,990	$15,571	$24,119
Ratio of net expenses to average net assets	0.50	%(e)	0.76%	0.90%	0.89%	0.90%	0.93	%(e)
Ratio of total expenses to average net assets	3.52	%(e)	3.19%	2.06%	2.45%	2.57%	4.21	%(e)
Ratio of net investment income to average net assets	3.21	%(e)	4.26%	5.10%	4.89%	4.47%	4.17	%(e)
Portfolio turnover rate(f)	23%		199%	142%	98%	179%	140%

*	The Fund changed its fiscal year end from March 31 to October 31.
(a)	Commenced operations on May 31, 2013.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Less than $(0.005) per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOTAL EMERGING MARKETS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Total Emerging Markets Income Fund
	Investor Shares
	For the period ended October 31, 2018*		Year Ended March 31,
			2018	2017	2016	2015	2014(a)
Per Share Data
Net asset value, beginning of period	$8.94		$8.48	$8.25	$8.60	$9.44	$10.00
Net investment income(b)	0.15		0.38	0.40	0.39	0.41	0.31
Net realized and unrealized gain (loss)	(1.55)		0.43	0.24	(0.37)	(0.86)	(0.52)
Total from investment operations	(1.40)		0.81	0.64	0.02	(0.45)	(0.21)
Distributions to shareholders from net investment income	(0.15)		(0.21)	(0.24)	(0.01)	(0.36)	(0.24)
Distributions to shareholders from net realized gains	—	(c)	(0.14)	(0.10)	—	—	—
Return of capital	—		—	(0.07)	(0.36)	(0.03)	(0.11)
Total distributions	(0.15)		(0.35)	(0.41)	(0.37)	(0.39)	(0.35)
Net asset value, end of period	$7.39		$8.94	$8.48	$8.25	$8.60	$9.44
Total return(d)	(15.81)%		9.79%	8.04%	0.29%	(4.98)%	(1.98)%
Net assets, end of period (in 000s)	$135		$137	$180	$31	$23	$24
Ratio of net expenses to average net assets	0.59	%(e)	0.88%	0.98%	0.98%	1.00%	1.03	%(e)
Ratio of total expenses to average net assets	4.16	%(e)	3.24%	2.35%	2.63%	2.77%	4.19	%(e)
Ratio of net investment loss to average net assets	3.06	%(e)	4.34%	4.81%	4.75%	4.37%	4.00	%(e)
Portfolio turnover rate(f)	23%		199%	142%	98%	179%	140%

*	The Fund changed its fiscal year end from March 31 to October 31.
(a)	Commenced operations on May 31, 2013.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Less than $(0.005) per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS TOTAL EMERGING MARKETS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Total Emerging Markets Income Fund
	Class P
	For the Period Ended October 31, 2018* (a)
Per Share Data
Net Asset Value, beginning of period	$8.82
Net investment income(b)	0.13
Net realized and unrealized gain (loss)	(1.40)
Total from investment operations	(1.27)
Distributions to shareholders from net investment income	(0.15)
Distributions to shareholders from net realized gains	—	(c)
Total distributions	(0.15)
Net asset value, end of period	$7.40
Total return(d)	(14.50)%
Net assets, end of period (in 000s)	$9
Ratio of net expenses to average net assets	0.51	%(e)
Ratio of total expenses to average net assets	3.79	%(e)
Ratio of net investment income to average net assets	3.06	%(e)
Portfolio turnover rate(f)	23%

*	The Fund changed its fiscal year end from March 31 to October 31.
(a)	Class P Shares commenced operations on April 20, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Less than $(0.005) per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOTAL EMERGING MARKETS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Total Emerging Markets Income Fund
	Class R Shares
	For the period ended		Year Ended March 31,
	October 31, 2018*		2018	2017	2016	2015	2014(a)
Per Share Data
Net asset value, beginning of period	$8.95		$8.50	$8.26	$8.62	$9.46	$10.00
Net investment income(b)	0.12		0.31	0.37	0.34	0.36	0.27
Net realized and unrealized gain (loss)	(1.56)		0.45	0.24	(0.37)	(0.85)	(0.49)
Total from investment operations	(1.44)		0.76	0.61	(0.03)	(0.49)	(0.22)
Distributions to shareholders from net investment income	(0.12)		(0.19)	(0.20)	(0.01)	(0.32)	(0.21)
Distributions to shareholders from net realized gains	—	(c)	(0.12)	(0.10)	—	—	—
Return of capital	—		—	(0.07)	(0.32)	(0.03)	(0.11)
Total distributions	(0.12)		(0.31)	(0.37)	(0.33)	(0.35)	(0.32)
Net asset value, end of period	$7.39		$8.95	$8.50	$8.26	$8.62	$9.46
Total return(d)	(16.16)%		9.16%	7.50%	(0.20)%	(5.44)%	(2.14)%
Net assets, end of period (in 000s)	$42		$49	$25	$23	$23	$24
Ratio of net expenses to average net assets	1.09	%(e)	1.30%	1.48%	1.48%	1.49%	1.52	%(e)
Ratio of total expenses to average net assets	4.42	%(e)	3.82%	2.72%	3.18%	3.27%	5.22	%(e)
Ratio of net investment income to average net assets	2.59	%(e)	3.51%	4.47%	4.20%	3.87%	3.50	%(e)
Portfolio turnover rate(f)	23%		199%	142%	98%	179%	140%

*	The Fund changed its fiscal year end from March 31 to October 31.
(a)	Commenced operations on May 31, 2013.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Less than $(0.005) per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS TOTAL EMERGING MARKETS INCOME FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Total Emerging Markets Income Fund
	Class R6 Shares
	For the period ended October 31, 2018*		Year Ended March 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$8.95		$8.66
Net investment income(b)	0.15		0.08
Net realized and unrealized gain (loss)	(1.55)		0.28
Total from investment operations	(1.40)		0.36
Distributions to shareholders from net investment income	(0.15)		(0.04)
Distributions to shareholders from net realized gains	—	(c)	(0.03)
Total distributions	(0.15)		(0.07)
Net asset value, end of period	$7.40		$8.95
Total return(d)	(15.86)%		4.15%
Net assets, end of period (in 000s)	$9		$10
Ratio of net expenses to average net assets	0.49	%(e)	0.54	%(e)
Ratio of total expenses to average net assets	3.74	%(e)	3.90	%(e)
Ratio of net investment income to average net assets	3.19	%(e)	2.62	%(e)
Portfolio turnover rate(f)	23%		199%

*	The Fund changed its fiscal year end from March 31 to October 31.
(a)	Commenced operations on November 30, 2017.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Less than $(0.005) per share.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements

October 31, 2018

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Income Builder	A, C, Institutional, Investor, P* and R6	Diversified
Rising Dividend Growth, Total Emerging Markets Income^	A, C, Institutional, Investor, P**, R and R6†	Diversified

*	Commenced operations on April 16, 2018.
**	Commenced operations on April 16, 2018 for the Rising Dividend Growth Fund and April 20, 2018 for the Total Emerging Markets Income Fund.
†	Commenced operations on February 28, 2018 for the Rising Dividend Growth Fund.
^	Effective October 1, 2018, the Total Emerging Markets Income Fund changed its fiscal year end from March 31 to October 31.

Class A Shares are sold with a front-end sales charge of up to 5.50%, 5.50%, and 4.50% for the Income Builder Fund, Rising Dividend Growth Fund and Total Emerging Markets Income Fund, respectively. Class C Shares are sold with contingent deferred sales charge (“CDSC”) of 1.00% which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. Dividend Assets Capital, LLC (“DAC” or the “Sub Adviser”) serves as the sub-adviser to the Rising Dividend Growth Fund. GSAM compensates the Sub-Adviser directly in accordance with the terms of the Sub-Advisory Agreement. The Fund is not charged any separate or additional investment advisory fees by the Sub-Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. The Funds record their pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. For derivative contracts, realized gains and losses are recorded upon settlement of the contract. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Income Builder	Monthly	Annually
Rising Dividend Growth	Quarterly	Annually
Total Emerging Markets Income	Monthly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Commission Recapture — GSAM, on behalf of certain Funds, may direct portfolio trades, subject to seeking best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to a Fund as cash payments and are included in net realized gain (loss) from investments on the Statements of Operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying Funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the institutional share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

treasury securities of G8 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.   Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii.   Commercial Paper — Commercial paper normally represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations, finance companies and other issuers. Commercial paper consists of direct U.S. dollar-denominated obligations of domestic or foreign issuers. Asset-backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets.

iii.   Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iv.   Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

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Notes to Financial Statements (continued)

October 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, basket of investments or indices, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

Secured Borrowings — Secured borrowings are valued at their contractual amounts, which approximate fair value, and are generally classified as Level 2 of the fair value hierarchy.

i.  Reverse Repurchase Agreements — Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase the securities at a mutually agreed upon date and price (including interest), under the terms of an MRA. The gross value of reverse repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

When a Fund enters into a reverse repurchase agreement, it is required to deliver securities as collateral to the counterparty that exceed the value of the reverse repurchase agreement. During the term of a reverse repurchase agreement, the value of the underlying securities pledged as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the reverse repurchase agreement, including accrued interest. If the value of those securities pledged as collateral, including accrued interest, becomes less than the value of the reverse repurchase agreement, including accrued interest, a Fund will be obligated to deliver additional collateral to the buyer. If the buyer defaults on its commitment to sell back the securities, a Fund could suffer a loss to the extent that the amount borrowed is less than the replacement cost of similar securities and the Fund’s costs associated with delay and enforcement of the reverse repurchase agreement. In addition, in the event of default or insolvency of the buyer, a court could determine that the Fund’s interest in the amount borrowed is not enforceable, resulting in additional losses to a Fund.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GSAM did not develop the unobservable inputs for the valuation of Level 3 Assets and Liabilities.

C.   Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2018:

INCOME BUILDER

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$4,131,019	$—	$—
Europe	115,882,491	6,148,199	—
North America	524,553,853	1,250,764	—
Preferred Stock	—	17,485,145	—
Fixed Income
Corporate Obligations	—	765,086,262	—
Mortgage-Backed Obligations	—	406,479	—
Asset-Backed Securities	—	17,074	—
Bank Loans	—	114,763,114	—
U.S. Treasury Obligations	13,024,322	—	—
Investment Companies	113,778,146	—	—
Short-term Investments	—	2,985,057	—
Total	$771,369,831	$908,142,094	$—

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$314	$—
Futures Contracts	632,079	—	—
Interest Rate Swap Contracts	—	5,664	—
Total	$632,079	$5,978	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(13,212)	$—
Futures Contracts	(7,624,878)	—	—
Interest Rate Swap Contracts	—	(693,236)	—
Total Return Swap Contracts	—	(2,275,748)	—
Total	$(7,624,878)	$(2,982,196)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

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Notes to Financial Statements (continued)

October 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

RISING DIVIDEND GROWTH

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$67,092,911	$—	$—
North America	1,255,008,578	—	—
Investment Company	15,556,632	—	—
Short-term Investments	—	3,100,000	—
Total	$1,337,658,121	$3,100,000	$—

Derivative Type
Liabilities(b)
Futures Contracts	$(2,244,793)	$—	$—

TOTAL EMERGING MARKETS INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$954,116	$—
Common Stock and/or Other Equity Investments(a)
Africa	33,841	292,943	—
Asia	1,139,879	2,803,136	—
Europe	188,615	392,003	—
North America	209,671	29,612	—
South America	588,500	—	—
Preferred Stocks	—	197,883	—
Warrants	—	51,251	—
Exchange Traded Funds	899,296	—	—
Investment Companies	8,233,331	—	—
Total	$11,293,133	$4,720,944	$—

Derivative Type
Assets(b)
Futures Contracts	$15,508	$—	$—
Liabilities(b)
Futures Contracts	$(71,742)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

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4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2018. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Income Builder
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on swap contracts; Variation margin on futures contracts	$637,743	(a)	Variation margin on swap contracts; Variation margin on futures contracts	$(4,623,588)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	314		Payable for unrealized loss on forward foreign currency exchange contracts	(13,212)
Equity	—	—		Variation margin on swap contracts; Variation margin on futures contracts	(5,970,274)	(a)(b)
Total		$638,057			$(10,607,074)

Rising Dividend Growth
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Equity	—	—		Variation margin on futures contracts	$(2,244,793)	(a)

Total Emerging Markets Income
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Interest rate	Variation margin on futures contracts	$15,508	(a)	Variation margin on futures contracts	$(13,830)	(a)
Equity	Variation margin on futures contracts	—		Variation margin on futures contracts	(57,912)	(a)
Total		$15,508			$(71,742)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $2,275,748 for the Income Builder Fund, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

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Notes to Financial Statements (continued)

October 31, 2018

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Income Builder
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts, purchased options and swap contracts/Net change in unrealized gain (loss) on futures contracts, purchased options and swap contracts	$(1,169,644)	$(5,805,867)	1,326
Equity	Net realized gain (loss) from futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on futures contracts, swap contracts and written options	3,260,635	(6,058,787)	165
Currency	Net realized gain (loss) from forward foreign currency contracts/Net change in unrealized gain (loss) on forward foreign currency contracts	33,656	(203,397)	2
Total		$2,124,647	$(12,068,051)	1,493

Rising Dividend Growth
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$2,886,070	$(2,244,793)	165

Total Emerging Markets Income*
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(b)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts, /Net change in unrealized gain (loss) on futures contracts.	$3,541	$2,144	9
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(198,583)	(47,394)	39
Currency	Net realized gain (loss) from forward foreign currency contracts/Net change in unrealized gain (loss) on forward foreign currency contracts.	(115)	7	1
Total		$(195,157)	$(45,243)	49

*	Effective October 1, 2018, the Total Emerging Markets Income Fund changed its fiscal year end from March 31 to October 31. Net realized gain (loss) and net change in unrealized gain (loss) shown for the Total Emerging Markets Income Fund reflect the period April 1, 2018 through October 31, 2018.
(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2018.
(b)	Average number of contracts is based on the average of month end balances for the seven months ended October 31, 2018.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a

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4. INVESTMENTS IN DERIVATIVES (continued)

counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2018, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Income Builder	0.54%	0.49%	0.46%	0.45%	0.44%	0.55%	0.51%
Rising Dividend Growth	0.75	0.68	0.64	0.63	0.62	0.72	0.72
Total Emerging Markets Income+	0.80	0.80	0.72	0.68	0.67	0.80	0.45

^	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.
+	Effective October 1, 2018, the Total Emerging Markets Income Fund changed its fiscal year end from March 31 to October 31. Effective Rate and Effective Net Management Rate shown for the Total Emerging Markets Income Fund reflect the period April 1, 2018 through October 31, 2018.

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Notes to Financial Statements (continued)

October 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Prior to February 28, 2018, the contractual management fee rates for the Income Builder Fund were as stated below:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Income Builder	0.65%	0.59%	0.56%	0.55%	0.54%

Certain Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund and Class R6 Shares of the Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs Financial Square Government Fund, Goldman Sachs High Yield Fund, and Goldman Sachs Local Emerging Markets Debt Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest. For the fiscal year ended October 31, 2018, the management fee waived by GSAM was for each Fund as follows:

Fund	Management Fee Waived
Income Builder	$154,745
Rising Dividend Growth	23,063
Total Emerging Markets Income*	41,903

*	Effective October 1, 2018, the Total Emerging Markets Income Fund changed its fiscal year end from March 31 to October 31. The management fee waived for the Total Emerging Markets Income Fund is shown for the period April 1, 2018 through October 31, 2018.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2018 , Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Income Builder	$58,045	$28
Rising Dividend Growth	22,589	16
Total Emerging Markets Income*	2	—

*	Effective October 1, 2018, the Total Emerging Markets Income Fund changed its fiscal year end from March 31 to October 31. The above sales charges for the Total Emerging Markets Income Fund are shown for the period April 1, 2018 through October 31, 2018.

D.  Service Plan — The Trust, on behalf of each applicable Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares for the Income Builder and Rising Dividend Growth Funds; 0.13% of the average daily net assets of Class A, Class C, Investor and Class R Shares for the Total Emerging Markets Fund; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Income Builder, Rising Dividend Growth and Total Emerging Markets Income Funds are 0.034%, 0.014% and 0.024%, respectively. These Other Expense limitations will remain in place through at least the following:

Funds	Classes	Date
Income Builder, Rising Dividend Growth	A, C , Investor, Institutional, R* and R6	February 28, 2019
Income Builder, Rising Dividend Growth	P	April 16, 2019
Total Emerging Markets Income	A, C, Investor, Institutional, P, R and R6	July 29, 2019

*	Class R is only applicable to the Rising Dividend Growth Fund.

Prior to the dates stated above, GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
Income Builder	$887,026	$1,986	$185,010	$1,074,022
Rising Dividend Growth	23,063	1,752	486,472	511,287
Total Emerging Markets Income*	41,903	2	309,647	351,552

*	Effective October 1, 2018, the Total Emerging Markets Income Fund changed its fiscal year end from March 31 to October 31. The expense reductions for the Total Emerging Markets Income Fund are shown for the period April 1, 2018 through October 31, 2018.

G.  Line of Credit Facility — As of October 31, 2018, the Funds participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2018, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2018, Goldman Sachs earned $36,359 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Income Builder Fund. For the seven months ended October 31, 2018, Goldman Sachs earned $6 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Total Emerging Markets Income Fund.

As of October 31, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of 5% or more of outstanding Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the following Funds:

Fund	Class C	Institutional	Investor	Class P	Class R	Class R6
Income Builder	—%	—%	—%	—%	N/A	9%
Rising Dividend Growth	—	—	—	—	—	100
Total Emerging Markets Income	8	14	17	100	54	100

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below shows the transactions in and earnings from investments in the Underlying Funds for the fiscal year ended October 31, 2018:

Fund	Underlying Fund	Beginning Value as of October 31, 2017	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Ending Value as of October 31, 2018	Shares as of October 31, 2018	Dividend Income
Income Builder	Goldman Sachs Emerging Markets Debt Fund — Class R6 Shares	$—	$15,344,624	$—	$—	$(862,600)	$14,482,024	1,264,806	$344,624
	Goldman Sachs Emerging Markets Equity Fund — Class R6 Shares	—	17,000,000	—	—	(3,080,110)	13,919,890	752,020	—
	Goldman Sachs Financial Square Government Fund — Institutional Shares	27,881,408	502,275,725	(495,469,544)	—	—	34,687,589	34,687,589	423,626
	Goldman Sachs Financial Square Government Fund — Class R6 Shares	—	292,431,832	(270,997,997)	—	—	21,433,835	21,433,835	124,893
	Goldman Sachs High Yield Fund — Class R6 Shares	3,313,300	12,073,180	(15,294,724)	(339,563)	297,049	49,242	7,866	73,192
	Goldman Sachs Local Emerging Markets Debt Fund — Class R6 Shares	—	31,189,138	—	—	(1,983,572)	29,205,566	5,368,670	439,138
Total		$31,194,708	$870,314,499	$(781,762,265)	$(339,563)	$(5,629,233)	$113,778,146		$1,405,473
Rising Dividend Growth	Goldman Sachs Financial Square Government Fund — Class R6 Shares	$—	$381,641,351	$(366,084,719)	$—	$—	$15,556,632	15,556,632	$259,829

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The table below shows the transactions in and earnings from investments in the Underlying Funds for the period ended October 31, 2018:

Fund	Underlying Fund	Beginning Value as of March 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Ending Value as of October 31, 2018	Shares as of October 31, 2018	Dividend Income
Total Emerging Markets Income	Goldman Sachs Financial Square Government Fund — Institutional Shares	$1,064,313	$7,263,369	$(7,382,921)	$—	$—	$944,761	944,761	$11,975
	Goldman Sachs Emerging Markets Debt Fund — Class R6 Shares	5,468,834	735,078	(2,215,822)	(159,789)	(295,834)	3,532,467	308,512	128,611
	Goldman Sachs Local Emerging Markets Debt Fund — Class R6 Shares	5,840,529	743,381	(1,712,922)	(177,411)	(937,474)	3,756,103	690,460	149,718
Total		$12,373,676	$8,741,828	$(11,311,665)	$(337,200)	$(1,233,308)	$8,233,331		$290,304

An investment by a Fund representing greater than 5% of the voting shares of an issuer makes that issuer an “affiliated person” (as defined by the Act) of such Fund. The following table provides information about the investment in the shares of issuer deemed to be affiliate of the Income Builder Fund for the fiscal year ended October 31, 2018:

Name of Affiliated Issuer	Beginning Value as of October 31, 2017	Change in Unrealized Gain/(Loss)	Ending Value as of October 31, 2018	Shares as of October 31, 2018
Blue Ridge Mountain Resources, Inc.	$2,587,716	$(1,339,370)	$1,248,346	260,072

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2018, were:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Income Builder	$46,773,160	$732,017,942	$70,642,794	$1,077,053,945
Rising Dividend Growth	—	1,601,686,668	—	2,283,451,123
Total Emerging Markets Income*	—	4,187,889	—	8,675,595

*	Effective October 1, 2018, the Total Emerging Markets Income Fund changed its fiscal year end from March 31 to October 31. The purchases and sales amounts for the Total Emerging Markets Income Fund are shown for the period April 1, 2018 to October 31, 2018.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS (continued)

The table below summarizes the reverse repurchase agreement activity for the fiscal year ended October 31, 2018:

Fund	Average amount of borrowings	Weighted average interest rate (Paid) Received	Number of days outstanding during the period
Income Builder	$9,502,366	0.010%	214

As of October 31, 2018, the Funds did not have any investments in reverse repurchase agreements.

7. SECURITIES LENDING

The Income Builder Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Rising Dividend Growth Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% (prior to February 21, 2018, GSAM may have received a management fee of up to 0.205%) on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will and BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL or BNYM are unable to purchase replacement securities, GSAL and/or BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The amounts of the Funds’ overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2018 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

The Funds, GSAL and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended October 31, 2018 are reported under “Investment Income” on the Statements of Operations.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2018

7. SECURITIES LENDING (continued)

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended October 31, 2018		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of April 30, 2018
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Rising Dividend Growth	$1,936	$—	$—

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund for the fiscal year ended October 31, 2018.

Fund	Beginning value as of October 31, 2017	Purchases at Cost	Proceeds from Sales	Ending value as of October 31, 2018	Shares as of October 31, 2018
Income Builder	$6,049,808	$72,479,625	$(78,529,433)	$—	—
Rising Dividend Growth	38,778,950	59,856,150	(98,635,100)	—	—

8. TAX INFORMATION

The tax character of distributions paid during the for the fiscal year ended October 31, 2018 was as follows:

	Income Builder	Rising Dividend Growth	Total Emerging Markets Income*
Distributions paid from:
Ordinary income	$68,411,757	$21,945,416	$359,544
Net long-term capital gains	—	317,492,283	—
Total Taxable Distributions	$68,411,757	$339,437,699	$359,544
Tax Return of Capital	$2,200,507	$—	$—

*	Effective October 1, 2018, the Total Emerging Markets Income Fund changed its fiscal year end from March 31 to October 31. Tax character of distributions paid for Total Emerging Markets Income Fund reflects the period April 1, 2018 through October 31, 2018.

The tax character of distributions paid during the fiscal year ended October 31, 2017 was as follows:

	Income Builder	Rising Dividend Growth
Distributions paid from:
Ordinary income	$75,276,433	$24,610,402
Net long-term capital gains	—	54,061,957
Total Taxable Distributions	$75,276,433	$78,672,359
Tax Return of Capital	$3,881,078	$—

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

8. TAX INFORMATION (continued)

The tax character of distributions paid during the fiscal year ended March 31, 2017 was as follows:

Total Emerging Markets Income
Distributions paid from:
Ordinary income	$947,567
Total Taxable Distributions	$947,567

As of October 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

	Income Builder	Rising Dividend Growth	Total Emerging Markets Income*
Undistributed ordinary income — net	$—	$—	$—
Undistributed long-term capital gains	—	507,997,427	—
Total undistributed earnings	$—	$507,997,427	$—
Capital loss carryforwards:(1)
Perpetual Short-Term	$(35,423,940)	$—	$(1,163,758)
Perpetual Long-Term	(35,237,614)	—	(115,975)
Total capital loss carryforwards	$(70,661,554)	$—	$(1,279,733)
Timing differences (PY IRC Section 855 Dividend Outstanding)
Unrealized gains (losses) — net	22,646,807	93,606,841	(2,908,037)
Total accumulated earnings (losses) — net	$(48,014,747)	$601,604,268	$(3,250,078)

*	Effective October 1, 2018, the Total Emerging Markets Income Fund changed its fiscal year end from March 31 to October 31. The components of accumulated earnings (losses) on a tax basis for the Total Emerging Markets Income Fund reflect the period April 1, 2018 through October 31, 2018.
(1)	The Income Builder Fund utilized $13,100,674 of capital losses.

As of October 31, 2018, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Income Builder	Rising Dividend Growth	Total Emerging Markets Income
Tax Cost	$1,646,920,254	$1,244,906,487	$18,866,499
Gross unrealized gain	110,681,481	195,163,198	55,320
Gross unrealized loss	(88,034,673)	(101,556,357)	(2,963,357)
Net unrealized gains (losses)	$22,646,807	$93,606,841	$(2,908,037)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts and foreign currency contracts, differences to the tax treatment of underlying fund investments, partnership investments, swap transactions, and modification of debt securities.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2018

8. TAX INFORMATION (continued)

The Income Builder Fund reclassed $483,625 from paid in capital to distributable earnings for the year ending October 31, 2018. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from differences in the tax treatment of partnership investments.

The Rising Dividend Growth Fund reclassed $7,324,705 from distributable earnings to paid in capital for the year ending October 31, 2018. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from differences in the tax treatment of partnership investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets being hedged, if any.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

9. OTHER RISKS (continued)

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Funds will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Funds’ investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make a Fund more volatile. When a Fund uses leverage, the sum of that Fund’s investment exposure may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. A Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by a Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2018

9. OTHER RISKS (continued)

participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08 — Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, by requiring amortization to the earliest call date. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. GSAM is currently evaluating the impact, if any, of the amendments.

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Funds’ fiscal year beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Share activity is as follows:

13. SUMMARY OF SHARE TRANSACTIONS

	Income Builder Fund

	For the Fiscal Year Ended October 31, 2018		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,785,092	$40,204,213	3,218,687	$71,655,468
Reinvestment of distributions	548,582	12,291,013	704,393	15,670,769
Shares redeemed	(5,090,064)	(114,234,110)	(13,479,221)	(299,529,672)
	(2,756,390)	(61,738,884)	(9,556,141)	(212,203,435)
Class C Shares
Shares sold	1,851,990	41,074,070	3,621,153	79,351,521
Reinvestment of distributions	685,018	15,096,254	811,909	17,811,164
Shares redeemed	(7,909,622)	(174,679,951)	(8,841,222)	(193,827,710)
	(5,372,614)	(118,509,627)	(4,408,160)	(96,665,025)
Institutional Shares
Shares sold	9,311,756	215,175,360	10,121,760	230,030,516
Reinvestment of distributions	1,086,788	24,874,912	1,148,073	26,144,314
Shares redeemed	(14,935,164)	(343,676,196)	(9,591,322)	(217,886,775)
	(4,536,620)	(103,625,924)	1,678,511	38,288,055
Investor Shares
Shares sold	2,073,883	47,605,287	10,254,805	232,083,067
Reinvestment of distributions	468,350	10,689,253	460,613	10,491,143
Shares redeemed	(4,796,110)	(109,846,752)	(4,126,966)	(93,949,535)
	(2,253,877)	(51,552,212)	6,588,452	148,624,675
Class P Shares(a)
Shares sold	813,199	18,451,567	—	—
Reinvestment of distributions	12,301	279,645	—	—
Shares redeemed	(97,673)	(2,236,043)	—	—
	727,827	16,495,169	—	—
Class R6 Shares
Shares sold	5,382	123,570	—	—
Reinvestment of distributions	21	451	19	438
Shares redeemed	(19)	(415)	—	—
	5,384	123,606	19	438
NET DECREASE	(14,186,290)	$(318,807,872)	(5,697,319)	$(121,955,292)

(a)	Commenced operations on April 16, 2018.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued)

October 31, 2018

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Rising Dividend Growth Fund

	For the Fiscal Year Ended October 31, 2018		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,251,756	$25,564,840	1,472,789	$31,125,757
Reinvestment of distributions	3,291,672	64,533,940	879,866	18,341,204
Shares redeemed	(5,745,663)	(116,707,958)	(21,400,993)	(455,109,651)
	(1,202,235)	(26,609,178)	(19,048,338)	(405,642,690)
Class C Shares
Shares sold	987,628	19,971,825	895,940	19,107,865
Reinvestment of distributions	3,608,555	71,210,377	581,355	12,188,937
Shares redeemed	(7,347,614)	(151,191,571)	(9,943,810)	(212,609,311)
	(2,751,431)	(60,009,369)	(8,466,515)	(181,312,509)
Institutional Shares
Shares sold	3,048,075	63,011,397	5,434,081	118,177,788
Reinvestment of distributions	5,070,695	101,991,902	1,228,775	26,321,933
Shares redeemed	(19,906,472)	(423,748,047)	(21,410,677)	(463,911,403)
	(11,787,702)	(258,744,748)	(14,747,821)	(319,411,682)
Investor Shares
Shares sold	1,059,119	22,245,923	12,497,683	272,958,425
Reinvestment of distributions	3,148,574	63,278,078	553,674	11,919,085
Shares redeemed	(8,652,881)	(181,621,659)	(10,862,875)	(236,692,041)
	(4,445,188)	(96,097,658)	2,188,482	48,185,469
Class P Shares(a)
Shares sold	2,176,595	45,658,034	—	—
Reinvestment of distributions	33,863	714,643	—	—
Shares redeemed	(165,674)	(3,514,400)	—	—
	2,044,784	42,858,277	—	—
Class R Shares
Shares sold	69,947	1,431,894	42,474	903,646
Reinvestment of distributions	30,656	599,345	4,296	89,802
Shares redeemed	(122,354)	(2,459,383)	(88,352)	(1,901,700)
	(21,751)	(428,144)	(41,582)	(908,252)
Class R6 Shares(b)
Shares sold	495	10,000	—	—
Reinvestment of distributions	10	206	—	—
	505	10,206	—	—
NET DECREASE	(18,163,018)	$(399,020,614)	(40,115,774)	$(859,089,664)

(a)	Commenced operations on April 16, 2018.
(b)	Commenced operations on February 28, 2018.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Total Emerging Markets Income Fund

	For the Period Ended April 1, 2018 – October 31, 2018*		For the Fiscal Year Ended March 31, 2018		For the Fiscal Year Ended March 31, 2017

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	9,454	$77,376	159,203	$1,414,636	26,020	$217,141
Reinvestment of distributions	1,809	14,572	2,543	22,111	1,491	12,411
Shares redeemed	(19,318)	(157,137)	(82,744)	(742,040)	(55,889)	(463,642)
	(8,055)	(65,189)	79,002	694,707	(28,378)	(234,090)
Class C Shares
Shares sold	130	1,000	570	5,000	13,404	108,301
Reinvestment of distributions	181	1,459	516	4,489	303	2,539
Shares redeemed	(166)	(1,338)	(4,256)	(37,113)	(751)	(6,159)
	145	1,121	(3,170)	(27,624)	12,956	104,681
Institutional Shares
Shares sold	270,749	2,259,720	572,939	5,020,776	1,219,685	10,260,246
Reinvestment of distributions	36,320	293,646	90,518	787,557	90,751	760,594
Shares redeemed	(830,342)	(6,922,273)	(563,509)	(4,930,456)	(3,506,501)	(29,418,694)
	(523,273)	(4,368,907)	99,948	877,877	(2,196,065)	(18,397,854)
Investor Shares
Shares sold	2,741	22,000	3,701	32,036	21,085	177,209
Reinvestment of distributions	310	2,493	829	7,204	525	4,374
Shares redeemed	(123)	(989)	(10,392)	(91,263)	(4,160)	(34,002)
	2,928	23,504	(5,862)	(52,023)	17,450	147,581
Class P Shares(a)
Shares sold	1,133	10,000	—	—	—	—
Reinvestment of distributions	22	174	—	—	—	—
	1,155	10,174	—	—	—	—
Class R Shares
Shares sold	85	700	2,496	21,831	—	—
Reinvestment of distributions	86	695	115	1,005	128	1,070
Shares redeemed	—	(3)	—	—	—	—
	171	1,392	2,611	22,836	128	1,070
Class R6 Shares(b)
Shares sold	—	—	1,155	10,000	—	—
Reinvestment of distributions	22	179	9	79	—	—
	22	179	1,164	10,079	—	—
NET INCREASE (DECREASE)	(526,907)	$(4,397,726)	173,693	$1,525,852	(2,193,909)	$(18,378,612)

*	The Fund changed its fiscal year end from March 31 to October 31.
(a)	Commenced operations on April 20, 2018.
(b)	Commenced operations on November 30, 2017.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Income Builder Fund, Goldman Sachs Rising Dividend Growth Fund and Goldman Sachs Total Emerging Markets Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (three of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statements of changes in net assets	Financial highlights
Goldman Sachs Income Builder Fund, Goldman Sachs Rising Dividend Growth Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the periods indicated therein
Goldman Sachs Total Emerging Markets Income Fund	For the period April 1, 2018 through October 31, 2018, and for the year ended March 31, 2018	For the period April 1, 2018 through October 31, 2018, and for the years ended March 31, 2018 and March 31, 2017	For each of the periods indicated therein

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 27, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Fund Expenses — Period Ended October 31, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 through October 31, 2018, which represents a period of 184 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher:

	Income Builder Fund				Rising Dividend Growth Fund				Total Emerging Markets Income Fund(a)
Share Class	Beginning Account Value 5/1/18	Ending Account Value 10/31/18		Expenses Paid for the 6 months ended 10/31/18*	Beginning Account Value 5/1/18	Ending Account Value 10/31/18		Expenses Paid for the 6 months ended 10/31/18*	Beginning Account Value 5/1/18	Ending Account Value 10/31/18		Expenses Paid for the 6 months ended 10/31/18*
Class A
Actual	$1,000.00	$994.20		$5.03	$1,000.00	$1,021.00		$5.96	$1,000.00	$863.20		$0.61
Hypothetical 5% return	1,000.00	1,020.16	+	5.09	1,000.00	1,019.31	+	5.96	1,000.00	1,024.55	+	0.66
Class C
Actual	1,000.00	990.80		8.78	1,000.00	1,017.30		9.76	1,000.00	860.20		1.17
Hypothetical 5% return	1,000.00	1,016.38	+	8.89	1,000.00	1,015.53	+	9.75	1,000.00	1,023.95	+	1.28
Institutional
Actual	1,000.00	996.70		3.07	1,000.00	1,022.90		3.98	1,000.00	864.10		0.33
Hypothetical 5% return	1,000.00	1,022.13	+	3.11	1,000.00	1,021.27	+	3.97	1,000.00	1,024.85	+	0.36
Investor
Actual	1,000.00	996.00		3.77	1,000.00	1,022.10		4.69	1,000.00	864.70		0.47
Hypothetical 5% return	1,000.00	1,021.42	+	3.82	1,000.00	1,020.57	+	4.69	1,000.00	1,024.70	+	0.51
Class P
Actual	1,000.00	996.40		2.82	1,000.00	1,023.00		3.93	1,000.00	865.20		0.38
Hypothethical 5% return	1,000.00	1,022.38	+	2.85	1,000.00	1,021.32	+	3.92	1,000.00	1,024.80	+	0.41
Class R
Actual	N/A	N/A		N/A	1,000.00	1,020.10		7.23	1,000.00	861.40		0.80
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.05		7.22	1,000.00	1,024.35	+	0.87
Class R6
Actual	1,000.00	996.70		2.87	1,000.00	1,022.90		3.93	1,000.00	864.10		0.38
Hypothethical 5% return	1,000.00	1,022.33	+	2.91	1,000.00	1,021.32	+	3.92	1,000.00	1,024.80	+	0.41

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class P	Class R	Class R6
Income Builder	1.00%	1.75%	0.61%	0.75%	0.56%	N/A	0.57%
Rising Dividend Growth	1.17	1.92	0.78	0.92	0.77	1.42%	0.77
Total Emerging Markets Income(a)	0.84	1.59	0.50	0.59	0.51	1.09	0.49

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
(a)	The Fund changed its fiscal year end from March 31 to October 31.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited)

Background

The Goldman Sachs Income Builder Fund and Goldman Sachs Rising Dividend Growth Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds and the sub-advisory agreement (the “Sub-Advisory Agreement,” and together with the Management Agreement, the “Agreements”) between the Investment Adviser and Dividend Assets Capital, LLC (the “Sub-Adviser”) on behalf of the Rising Dividend Growth Fund.

The Agreements were most recently approved for continuation until June 30, 2019 by the Board of Trustees, including those Trustees who are not parties to the Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Agreements were last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Income Builder Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending (with respect to the Rising Dividend Growth Fund), portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers (including the Rising Dividend Growth Fund’s Sub-Adviser), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates (including, with respect to the Rising Dividend Growth Fund, the Investment Adviser’s oversight of the Sub-Adviser). The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2017, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2018. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Income Builder Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Rising Dividend Growth Fund’s portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees observed that the Income Builder Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the five- and ten year periods, in the third quartile for the three-year period, and in the fourth quartile for the one-year period, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2018. The Trustees recalled that the Income Builder Fund had been repositioned from the Goldman Sachs Balanced Fund in 2012. They also noted that the Income Builder Fund had experienced certain portfolio management changes in 2017.

The Trustees observed that the Rising Dividend Growth Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2018. They noted that in March 2018, the Investment Adviser’s Quantitative Investment Strategies Team assumed portfolio management responsibilities for the portion of the Fund’s portfolio that follows a “10/10 Strategy” and that the Sub-Adviser retained portfolio management responsibilities for the portion of the Fund’s portfolio that invests in master limited partnerships (“MLPs”) (the “MLP Sleeve”). The Trustees noted that the Investment Adviser’s Global Portfolio Solutions Team manages allocations between the “10/10 Strategy” and the MLP Sleeve. They observed that the Investment Adviser had also implemented certain changes to the Fund’s “10/10 Strategy.” The Trustees noted that the Rising Dividend Growth Fund’s peer group (Large Growth) and benchmark (the S&P 500 Index) were broad-based, whereas the Fund focused on dividend-paying stocks. They also recalled that the Rising Dividend Growth Fund’s predecessor, which was advised by the Sub-Adviser (the “Predecessor Fund”), had commenced operations in March 2004 and had been reorganized into the Fund as a series of the Trust in February 2012.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Agreements and the fee rates payable by each Fund under the Management Agreement and, with respect to the Rising Dividend Growth Fund, payable by the Investment Adviser under the Sub-Advisory Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

With respect to the Income Builder Fund, the Trustees noted that the management fee breakpoint schedule had been reduced at all asset levels since the Management Agreement was last approved. In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Rising Dividend Growth Fund that would have the effect of decreasing expenses of Class A, Class C, Investor, and Class R Shares of the Fund, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2017 and 2016, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Income Builder Fund	Rising Dividend Growth Fund
First $1 billion	0.54%	0.75%
Next $1 billion	0.49	0.68
Next $3 billion	0.46	0.64
Next $3 billion	0.45	0.63
Over $8 billion	0.44	0.62

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees also considered the relationship between the management and sub-advisory fee schedules for the Rising Dividend Growth Fund, including any effects of asymmetrical waivers and breakpoints. The Trustees noted that the sub-advisory fee schedule for the Fund does not include fee breakpoints. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Funds, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for the Rising Dividend Growth Fund (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Rising Dividend Growth Fund’s ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Agreements, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Agreements should be approved and continued with respect to each Fund until June 30, 2019.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Sub-Advisory Agreement for the Rising Dividend Growth Fund

Nature, Extent, and Quality of the Services Provided Under the Sub-Advisory Agreement and Investment Performance

In evaluating the Sub-Advisory Agreement, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and Sub-Adviser. In evaluating the nature, extent, and quality of services provided by the Sub-Adviser, the Trustees considered information on the services provided to the Rising Dividend Growth Fund by the Sub-Adviser, including information about the Sub-Adviser’s (a) personnel and organizational structure; (b) track record in providing sub-advisory services for the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. The Trustees noted that the Predecessor Fund, which was advised by the Sub-Adviser, had commenced operations in March 2004 and had been reorganized into the Fund as a series of the Trust in February 2012. They considered the Predecessor Fund’s operations and investment performance since its inception and the Fund’s operations and investment performance since the reorganization. The Trustees reviewed the services provided to the Fund under the Sub-Advisory Agreement. They observed that the Predecessor Fund’s performance record had only two years of negative returns since its inception. They also observed that the Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2018. The Trustees noted that the Fund’s peer group (Large Growth) and benchmark (the S&P 500 Index) were broad-based, whereas the Fund focused on dividend-paying stocks. They noted that in March 2018 the investment management responsibilities of the Fund had changed and that the Sub-Adviser now sub-advises the MLP Sleeve.

Costs of Services Provided

The Trustees reviewed the terms of the Sub-Advisory Agreement, including the schedule of fees payable to the Sub-Adviser. They considered the sub-advisory fee rate payable under the Sub-Advisory Agreement, which is calculated at the annual rate of 0.50% of the average daily net assets of the Fund managed by the Sub-Adviser.

The Trustees noted that the Sub-Adviser’s compensation is paid by the Investment Adviser, not by the Fund, and that the retention of the Sub-Adviser does not increase the fees incurred by the Fund for advisory services. They considered the Investment Adviser’s belief that the relationship between the management fees paid by the Fund and the sub-advisory fees paid by the Investment Adviser is appropriate given the extent of these services. They also observed that the fees received by the Investment Adviser and Sub-Adviser were subject to breakpoints at the same asset levels, and therefore the Sub-Adviser’s fee remains a constant percentage of the Investment Adviser’s fee at all asset levels.

Conclusion

After deliberation and consideration of the information provided, the Trustees concluded that the sub-advisory fee to be paid by the Investment Adviser to the Sub-Adviser with respect to the Rising Dividend Growth Fund is reasonable in light of the services to be provided by the Sub-Adviser and the Fund’s reasonably foreseeable asset levels, and that the Sub-Advisory Agreement should be approved and continued until June 30, 2019.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 69	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Director, Emerson Center for the Arts and Culture (2011-2017); and Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Herbert J. Markley Age: 68	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007- 2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 56	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				154	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2018.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2018, Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 28 portfolios (14 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 47	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Dividend Focus Fund — Tax Information (Unaudited)

For the year ended October 31, 2018, 24.18% and 100% of the dividends paid from net investment company taxable income by the Income Builder and Rising Dividend Growth Funds, respectively, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2018, 35.83% and 96.95% of the dividends paid from net investment company taxable income by the Income Builder and Rising Dividend Growth Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Rising Dividend Growth Fund designates $317,492,283, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2018.

During the fiscal year ended October 31, 2018, Rising Dividend Growth and Total Emerging Markets Income Funds, designate $1,592,889 and $1,686, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.34 trillion in assets under supervision as of September 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[4]
∎	International Equity ESG Fund[5]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[5]Effective	after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

All or a portion of the Funds’ distributions may be treated for tax purposes as a return of capital, however, the final characterization of such distributions will be reported annually on Form 1099-DIV. The final tax status of the distributions may differ substantially from the above dividend information.

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 152218-OTU-887799-DIVFOAR-18/54.7K

Goldman Sachs Funds

Annual Report	October 31, 2018

Domestic Equity Insights Funds
Large Cap Growth Insights
Large Cap Value Insights
Small Cap Equity Insights
Small Cap Growth Insights
Small Cap Value Insights
U.S. Equity Insights

Goldman Sachs Domestic Equity Insights Funds

∎	LARGE CAP GROWTH INSIGHTS

∎	LARGE CAP VALUE INSIGHTS

∎	SMALL CAP EQUITY INSIGHTS

∎	SMALL CAP GROWTH INSIGHTS

∎	SMALL CAP VALUE INSIGHTS

∎	U.S. EQUITY INSIGHTS

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

What Differentiates Goldman Sachs’

Domestic Equity Insights Funds Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), Equity Insights combines traditional fundamental analysis with sophisticated quantitative modeling. Our approach is not unlike that of a more traditional active manager: we look at fundamental investment themes that have been effective historically in forecasting excess returns of stocks. However, where we differ from traditional managers is that we seek to rigorously test every potential research theme or signal to verify whether they have shown consistent predictive ability across a wide variety of stocks in different time periods and under different market conditions.

∎	Comprehensive – We calculate expected excess returns for more than 10,000 stocks on a daily basis.

∎	Rigorous – We evaluate stocks based on fundamental investment criteria that have outperformed historically.

∎	Objective – Our stock selection process is free from the emotion that may lead to biased investment decisions.

∎	Our computer optimization process allocates risk to our high conviction investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

∎	We use a proprietary risk model that is designed to be more precise, more focused and faster to respond because it seeks to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified portfolio that seeks to:

∎	Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

∎	Offer broad access to a clearly defined equity universe.

∎	Generate excess returns that are positive, consistent and repeatable.

1

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Enhancements Made to Proprietary Quantitative Model during the 12-Month Period Ended October 31, 2018

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the 12-month period ended October 31, 2018 (the “Reporting Period”).

During the fourth quarter of 2017, we introduced two new signals within our Profitability theme that use various alternative data sources, seeking to identify companies benefiting from consumer spending. The first signal aims to forecast sales growth trends, not just for the upcoming quarter but for multiple quarters ahead, by looking for underlying trends. The second signal analyzes profitability of retailers by assessing customer traffic in the retailer’s location.

We also introduced new signals within our Momentum theme that help us create economic links between companies with similar businesses. The first signal identifies companies linked by a common theme based on company descriptions. The second signal seeks to identify linked companies by looking at searches made on the same day for regulatory filings of multiple companies.

Additionally, we introduced an Environmental, Social and Governance (“ESG”) signal within our Management theme that helps us quantify reputational risk. The signal looks at ESG risk events to form a view of the peak risk of a given company from an ESG perspective.

During the second quarter of 2018, we introduced two new signals within our Sentiment theme that use options data to gauge sentiment around companies. The first signal looks at high conviction option purchases to assess how strongly market participants feel about the prospects of a particular stock. The second signal aims to infer the positive or negative sentiment around a stock by looking at put and call options purchased for the particular company. (A put option is an option contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying asset at a specified price within a specified time. A call option is an option that gives the holder the right, but not the obligation, to buy an underlying asset at an agreed-upon price at any time up to an agreed-upon date.)

In addition, we introduced a new signal within our Momentum theme that helps us create economic links between different companies, potentially giving us insights into price movements of related companies. The signal uses natural language processing to read through various sections in the patent document to form linkages.

Finally, during the second calendar quarter, we introduced a new signal within our Management theme that helps us identify companies with potential risk concerns. The signal analyzes the mandatory risk considerations in companies’ regulatory filings.

2

MARKET REVIEW

Goldman Sachs Domestic Equity Insights Funds

Market Review

U.S. equities generated positive returns during the 12-month period ended October 31, 2018 (the “Reporting Period”), with economic growth data, Federal Reserve (“Fed”) monetary policy, corporate earnings releases and geopolitical events dominating market sentiment.

When the Reporting Period began in November 2017, progress on tax reform and strong economic activity were supportive of U.S. equities. In December, the Fed delivered the third rate hike of 2017, as had been widely expected, having done similarly in March and June 2017, and maintained its projections for three additional interest rate hikes in 2018. U.S. equities gained additional momentum toward the end of December from the passage of a tax reform bill that reduced the corporate tax rate from 35% to 21%.

U.S. equities saw a strong start to 2018, driven by positive economic data, the $1.5 trillion tax reform law and a favorable corporate earnings season. In February 2018, however, equities sold off globally on market speculation of a faster pace of Fed short-term interest rate hikes, which stoked a sharp rise in bond yields and an increase in equity market volatility. Concerns about Fed monetary policy tightening were further exacerbated by solid U.S. labor and inflation data. In late February 2018, new Fed Chair Jerome Powell’s testimony before Congress, positing a more optimistic economic outlook since the December 2017 Fed meeting, surprised equity markets with its hawkish tilt and sparked a sell-off. (Hawkish language tends to suggest higher interest rates; opposite of dovish.) In March 2018, escalating trade tensions and potential tariffs weighed on investor sentiment. Meanwhile, the Fed raised short-term interest rates again, much as the market had expected. The Fed’s dot plot, which shows rate projections of the members of the Fed’s Open Market Committee, continued to point to a total of three interest rate increases in 2018. However, Fed policymakers acknowledged that the “economic outlook has strengthened in recent months,” revising their growth forecast higher and their employment rate forecast lower.

The U.S. equity market was relatively muted in April 2018, as the U.S. and China continued to generate trade headlines and geopolitical uncertainty about sanctions on Russia surfaced. In May 2018, U.S. equities rallied, driven not only by strong corporate earnings but also by upside surprises in economic activity and sentiment data as well as on a new U.S. unemployment low of 3.8%. However, the U.S. equity rally was hampered by escalating geopolitical uncertainty stemming from an unexpected political outcome in Italy, the ongoing unpredictability around the U.S.-North Korea summit, and escalating trade tensions with many U.S. allies. In June 2018, the Fed raised short-term interest rates, as widely anticipated, but the outcome of the Fed meeting was more hawkish than the consensus had expected. The Fed retained language indicating an “accommodative” monetary policy stance, but its economic growth and inflation forecasts were upgraded, and its median projection was lifted to four interest rate hikes in 2018 from the three it had indicated in March 2018. Still-escalating trade tensions between the U.S. and China hurt market sentiment, with the U.S. threatening tariffs on an additional $200 billion worth of Chinese goods and China vowing to retaliate.

Market volatility overall was high during the third quarter of 2018, driven by tense trade rhetoric between the U.S. and China and other key allies and by faltering macroeconomic data beyond the U.S. In July and August, U.S. equities saw a strong rally, buoyed by news that the U.S. economy grew 4.2% year over year in the second calendar quarter — its fastest annualized pace since 2004. U.S. economic data reports remained strong during September 2018, with news that 201,000 jobs were added in August and the unemployment rate was 3.9%. Also in August, U.S. core personal consumption expenditures inflation increased 1.96%

3

MARKET REVIEW

year over year, remaining near the Fed’s 2% target for the fourth month in a row. Against this backdrop of solid economic growth, near-target inflation and healthy monthly job gains, the Fed delivered the eighth interest rate hike of its current tightening cycle, with its dot plot pointing to another increase by calendar year-end and three more during 2019. Fed Chair Jerome Powell delivered an upbeat assessment of the U.S. economy, which supported market expectations for these additional Fed rate hikes in 2019. The successful outcome of trade agreement negotiations near the end of September 2018 was also broadly supportive of investor sentiment.

October 2018 was a difficult and volatile month for U.S. equities. Such volatility was driven by higher interest rates, moderating U.S. economic growth expectations, less accommodative Fed monetary policy rhetoric, and broad concerns about global economic growth and trade as expressed in third quarter 2018 corporate earnings guidance. The sell-off in U.S. equity markets resulted in tighter U.S. financial conditions, though they remained easier than during a sell-off in early 2016. Minutes from the Fed’s September meeting revealed policymakers’ confidence in inflation remaining close to their 2% target. Economic data releases during October were also consistent with the Fed’s optimistic view of U.S. economic growth. In September 2018, the U.S. economy added 134,000 jobs, and the unemployment rate fell to 3.7%, its lowest level in five decades. The U.S. economy expanded at an annualized rate of 3.5% in the third quarter of 2018, slightly better than the consensus expected 3.3%.

For the Reporting Period overall, the S&P 500® Index (with dividends reinvested) returned 7.35%, with nine of its 11 sectors generating positive absolute returns. Consumer discretionary, information technology and health care were the best performing sectors in the S&P 500® Index by some distance, followed by consumer staples, communication services and real estate, which also posted solidly positive absolute returns. Materials and industrials were the only sectors in the S&P 500® Index that declined during the Reporting Period. (Near the end of September 2018, the telecommunications services sector was renamed the communication services sector and was broadened to include certain companies from the information technology and consumer discretionary sectors that facilitate communication and offer related content and information through various media.)

In terms of market capitalization, large-cap stocks outperformed small-cap stocks. The Russell 2000® Index, which measures the small-cap universe, returned 1.85% during the Reporting Period. In the style arena, growth stocks outperformed value stocks overall. The Russell 1000® Growth Index, representing large-cap growth stocks, rose 10.71% during the Reporting Period, while the Russell 1000® Value Index, representing large-cap value stocks, returned 3.03%.

Looking Ahead

At the end of the Reporting Period, we continued to believe that less expensive stocks should outpace more expensive stocks. In addition, we expected stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

4

MARKET REVIEW

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

5

PORTFOLIO RESULTS

Goldman Sachs Large Cap Growth Insights Fund

Investment Objective

The Fund seeks long-term growth of capital, with dividend income as a secondary consideration.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Large Cap Growth Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated average annual total returns, without sales charges, of 6.95%, 6.18%, 7.38%, 6.82%, 7.23%, 6.69% and 7.37%, respectively. These returns compare to the 10.71% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P Shares generated a cumulative total return of 0.25% compared to the 3.66% cumulative total return of the Index.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, four of our quantitative model’s six investment themes added to relative performance. However, the Fund generally underperformed the Index because of certain individual stock positions.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes contributed positively to the Fund’s relative results. Quality was our best performing theme. The Quality theme seeks to assess both firm and management quality. Profitability, Management and Sentiment also added to Fund performance. The Profitability theme assesses whether a company is earning more than its cost of capital. The Management theme assesses the characteristics, policies and strategic decisions of company management. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

Our Valuation theme detracted from relative performance. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

The impact of our Momentum theme was rather neutral during the Reporting Period. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. The Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

6

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the Index.

During the Reporting Period, certain individual stock positions, led by holdings in the consumer discretionary, consumer staples and information technology sectors, detracted from relative performance. On the positive side, the Fund benefited from stock selection in the industrials, communication services and materials sectors.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	In terms of individual stock positions, the Fund was hampered during the Reporting Period by overweights relative to the Index in Lam Research, a supplier of wafer fabrication equipment and services to the semiconductor industry; Halliburton, an oil field services provider; and AbbVie, a pharmaceutical maker. We chose to overweight all three stocks because of our positive views on Sentiment and Valuation.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, the Fund benefited from overweight positions in WellCare Health Plans and Valero Energy. We adopted the overweight in WellCare Health Plans, a provider of managed health care plans, based on our positive views on Momentum and Sentiment. The overweight in petroleum refiner Valero Energy was due to our positive views on Momentum and Valuation. The Fund was also helped by an underweight in The 3M Company, a manufacturer of industrial, safety, medical and consumer products. We assumed the underweight in The 3M Company because of our negative views on Momentum and Valuation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the financials, health care, energy and materials sectors relative to the Index. Compared to the Index, the Fund was underweight the consumer staples, industrials, consumer discretionary, communication services and information technology sectors. The Fund was relatively neutral compared to the Index in the real estate and utilities sectors at the end of the Reporting Period.

7

FUND BASICS

Large Cap Growth Insights Fund

as of October 31, 2018

PERFORMANCE REVIEW
November 1, 2017–October 31, 2018	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Class A	6.95%	10.71%
Class C	6.18	10.71
Institutional	7.38	10.71
Service	6.82	10.71
Investor	7.23	10.71
Class R	6.69	10.71
Class R6	7.37	10.71

April 16, 2018–October 31, 2018
Class P	0.25%	3.66%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the Russell 1000® Growth Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	15.96%	15.09%	12.94%	6.82%	5/1/97
Class C	20.72	15.53	12.74	5.56	8/15/97
Institutional	23.14	16.86	14.03	7.53	5/1/97
Service	22.51	16.29	13.47	7.00	5/1/97
Investor	22.98	16.68	13.85	9.84	11/30/07
Class P	N/A	N/A	N/A	10.76	4/16/18
Class R	22.38	16.12	13.30	9.31	11/30/07
Class R6	23.14	N/A	N/A	15.60	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.93%	0.98%
Class C	1.68	1.73
Institutional	0.54	0.59
Service	1.04	1.09
Investor	0.68	0.73
Class P	0.53	0.58
Class R	1.18	1.23
Class R6	0.53	0.58

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/18[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	7.6%	Technology Hardware, Storage & Peripherals
Amazon.com, Inc.	5.2	Internet & Direct Marketing Retail
Microsoft Corp.	5.1	Software
Facebook, Inc. Class A	2.9	Interactive Media & Services
Alphabet, Inc. Class C	2.6	Interactive Media & Services
Alphabet, Inc. Class A	2.5	Interactive Media & Services
The Boeing Co.	2.5	Aerospace & Defense
Visa, Inc. Class A	2.2	IT Services
AbbVie, Inc.	1.9	Biotechnology
PayPal Holdings, Inc.	1.6	IT Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

9

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

10

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Performance Summary

October 31, 2018

The following graph shows the value, as of October 31, 2018, of a $1,000,000 investment made on November 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class P, Class R and Class R6 Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Large Cap Growth Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment, including any applicable sales charges, with distributions reinvested, from November 1, 2008 through October 31, 2018.

Average Annual Total Return through October 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1997)
Excluding sales charges	6.95%	13.01%	14.65%	6.58%
Including sales charges	1.06%	11.74%	14.00%	6.30%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	6.18%	12.17%	13.80%	5.04%
Including contingent deferred sales charges	5.13%	12.17%	13.80%	5.04%

Institutional (Commenced May 1, 1997)	7.38%	13.47%	15.11%	7.00%

Service (Commenced May 1, 1997)	6.82%	12.89%	14.54%	6.48%

Investor (Commenced November 30, 2007)	7.23%	13.28%	14.93%	8.76%

Class P (Commenced April 16, 2018)	N/A	N/A	N/A	0.25%*

Class R (Commenced November 30, 2007)	6.69%	12.74%	14.37%	8.23%

Class R6 (Commenced July 31, 2015)	7.37%	N/A	N/A	11.69%

*	Total return for periods of less than one year represents cumulative total return.

11

PORTFOLIO RESULTS

Goldman Sachs Large Cap Value Insights Fund

Investment Objective

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Large Cap Value Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated average annual total returns, without sales charges, of 3.82%, 3.00%, 4.22%, 3.70%, 4.07%, 3.56% and 4.19%, respectively. These returns compare to the 3.03% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Index”), during the same period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P Shares generated a cumulative total return of -0.77% compared to the -0.01% cumulative total return of the Index.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund outperformed the Index, with five of our quantitative model’s six investment themes adding to relative returns. Stock selection overall enhanced performance.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes contributed positively to the Fund’s relative performance. Quality was our best performing theme. The Quality theme seeks to assess both firm and management quality. Momentum, Profitability, Management and Sentiment also bolstered relative returns. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Profitability theme assesses whether a company is earning more than its cost of capital. The Management theme assesses the characteristics, policies and strategic decisions of company management. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

Our Valuation theme detracted from relative performance. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. The Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

12

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the Index.

During the Reporting Period, security selection added to the Fund’s relative performance, with holdings in the industrials, financials and energy sectors contributing positively. Investments in the information technology, consumer discretionary and consumer staples sectors detracted from relative returns.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	In terms of individual stock positions, the Fund benefited from an underweight compared to the Index in industrial conglomerate General Electric. Our negative views on Sentiment and Profitability led us to underweight General Electric. In addition, overweight positions in HollyFrontier and WellCare Health Plans added to relative returns. We chose to overweight petroleum refiner HollyFrontier because of our positive views on Momentum and Valuation. The overweight in WellCare Health Plans, a provider of managed health care plans, was due to our positive views on Momentum and Sentiment.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	During the Reporting Period, the Fund was hampered by overweight positions in WestRock, a corrugated packaging company; Halliburton, an oil field services provider; and Thor Industries, a manufacturer of recreational vehicles. We decided to overweight all three stocks based on our positive views on Sentiment and Valuation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the health care, consumer discretionary and real estate sectors relative to the Index. Compared to the Index, the Fund was underweight the consumer staples, information technology and communication services sectors. The Fund was relatively neutral compared to the Index in the financials, industrials, materials, utilities and energy sectors at the end of the Reporting Period.

13

FUND BASICS

Large Cap Value Insights Fund

as of October 31, 2018

PERFORMANCE REVIEW
November 1, 2017–October 31, 2018	Fund Total Return (based on NAV)[1]	Russell 1000® Value Index[2]
Class A	3.82%	3.03%
Class C	3.00	3.03
Institutional	4.22	3.03
Service	3.70	3.03
Investor	4.07	3.03
Class R	3.56	3.03
Class R6	4.19	3.03

April 16, 2018–October 31, 2018
Class P	-0.77%	-0.01%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000® Value Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the Russell 1000® Value Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	5.62%	10.54%	9.24%	6.00%	12/31/98
Class C	9.90	10.96	9.05	5.51	12/31/98
Institutional	12.15	12.23	10.31	6.72	12/31/98
Service	11.60	11.68	9.76	6.20	12/31/98
Investor	12.06	12.08	10.14	6.96	11/30/07
Class P	N/A	N/A	N/A	5.76	4/16/18
Class R	11.49	11.52	9.60	6.44	11/30/07
Class R6	12.19	N/A	N/A	11.41	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

14

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.95%	1.02%
Class C	1.70	1.77
Institutional	0.56	0.63
Service	1.06	1.13
Investor	0.70	0.77
Class P	0.55	0.62
Class R	1.20	1.27
Class R6	0.55	0.62

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/18[5]
Holding	% of Net Assets	Line of Business
Johnson & Johnson	3.4%	Pharmaceuticals
Comcast Corp. Class A	2.3	Media
Citigroup, Inc.	2.3	Banks
Medtronic PLC	1.9	Health Care Equipment & Supplies
JPMorgan Chase & Co.	1.8	Banks
Philip Morris International, Inc.	1.8	Tobacco
Berkshire Hathaway, Inc. Class B	1.7	Diversified Financial Services
ConocoPhillips	1.6	Oil, Gas & Consumable Fuels
Exxon Mobil Corp.	1.6	Oil, Gas & Consumable Fuels
Cisco Systems, Inc.	1.4	Communications Equipment

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

15

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

16

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Performance Summary

October 31, 2018

The following graph shows the value, as of October 31, 2018, of a $1,000,000 investment made on November 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class P, Class R and Class R6 Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Large Cap Value Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment, including any applicable sales charges, with distributions reinvested, from November 1, 2008 through October 31, 2018.

Average Annual Total Return through October 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced December 31, 1998)
Excluding sales charges	3.82%	9.26%	11.27%	5.94%
Including sales charges	-1.87%	8.03%	10.64%	5.64%

Class C (Commenced December 31, 1998)
Excluding contingent deferred sales charges	3.00%	8.43%	10.44%	5.14%
Including contingent deferred sales charges	2.00%	8.43%	10.44%	5.14%

Institutional (Commenced December 31, 1998)	4.22%	9.69%	11.71%	6.35%

Service (Commenced December 31, 1998)	3.70%	9.14%	11.16%	5.83%

Investor (Commenced November 30, 2007)	4.07%	9.52%	11.54%	6.28%

Class P (Commenced April 16, 2018)	N/A	N/A	N/A	-0.77%*

Class R (Commenced November 30, 2007)	3.56%	8.98%	11.00%	5.76%

Class R6 (Commenced July 31, 2015)	4.19%	N/A	N/A	8.96%

*	Total return for periods of less than one year represents cumulative total return.

17

PORTFOLIO RESULTS

Goldman Sachs Small Cap Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated average annual total returns, without sales charges, of 3.92%, 3.16%, 4.32%, 3.81%, 4.19%, 3.66% and 4.35%, respectively. These returns compare to the 1.85% average annual total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Index”), during the same period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P Shares generated a cumulative total return of -1.62% compared to the -2.68% cumulative total return of the Index.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund outperformed the Index, with four of our quantitative model’s six investment themes adding to relative returns. Stock selection overall contributed positively to relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes bolstered the Fund’s relative results. Quality was our best performing theme. The Quality theme seeks to assess both firm and management quality. Management, Sentiment and Profitability also added to the Fund’s results. The Management theme assesses the characteristics, policies and strategic decisions of company management. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Profitability theme assesses whether a company is earning more than its cost of capital.

Our Valuation theme detracted from the Fund’s relative performance. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

The impact of our Momentum theme was rather neutral during the Reporting Period. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. The Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

18

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the Index.

During the Reporting Period, stock selection in all Index sectors added to the Fund’s relative returns. These positive results were led by holdings in the financials, industrials and consumer staples sectors.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	In terms of individual stock positions, the Fund benefited from overweights relative to the Index in Genomic Health, a company focusing on genetic research specifically in cancer detection; Insperity, which provides human resources and administrative services to small and medium-sized businesses; and Medifast, a nutrition and weight loss company. Our positive views on Sentiment and Valuation led to the Fund’s overweight in Genomic Health. The overweight position in Insperity was based on our positive views on Momentum and Sentiment. The Fund was overweight Medifast due to our positive views on Momentum and Quality.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	The Fund was hurt during the Reporting Period by an underweight position in Nektar Therapeutics as well as by overweight positions in Argan and Akebia Therapeutics. Our negative views on Quality and Profitability resulted in the underweight in biopharmaceutical maker Nektar Therapeutics. The Fund’s overweight in construction engineering firm Argan was driven by our positive views on Valuation and Sentiment. We chose to overweight biopharmaceutical company Akebia because of our positive views on Sentiment and Valuation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer discretionary, communication services and consumer staples sectors relative to the Index. Compared to the Index, the Fund was underweight the information technology, industrials and utilities sectors. The Fund was relatively neutral compared to the Index in the health care, financials, real estate, materials and energy sectors at the end of the Reporting Period.

19

FUND BASICS

Small Cap Equity Insights Fund

as of October 31, 2018

PERFORMANCE REVIEW
November 1, 2017–October 31, 2018	Fund Total Return (based on NAV)[1]	Russell 2000® Index[2]
Class A	3.92%	1.85%
Class C	3.16	1.85
Institutional	4.32	1.85
Service	3.81	1.85
Investor	4.19	1.85
Class R	3.66	1.85
Class R6	4.35	1.85

April 16, 2018–October 31, 2018
Class P	-1.62%	-2.68%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the Russell 2000® Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	10.90%	10.67%	10.92%	7.30%	8/15/97
Class C	15.49	11.09	10.70	6.80	8/15/97
Institutional	17.78	12.37	11.98	8.01	8/15/97
Service	17.24	11.81	11.42	7.48	8/15/97
Investor	17.65	12.21	11.81	9.47	11/30/07
Class P	N/A	N/A	N/A	9.30	4/16/18
Class R	17.02	11.65	11.27	8.95	11/30/07
Class R6	17.81	N/A	N/A	13.46	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.23%	1.38%
Class C	1.98	2.13
Institutional	0.84	0.99
Service	1.34	1.49
Investor	0.98	1.13
Class P	0.83	0.98
Class R	1.48	1.63
Class R6	0.83	0.98

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/18[5]
Holding	% of Net Assets	Line of Business
Genomic Health, Inc.	0.7%	Biotechnology
Insperity, Inc.	0.7	Professional Services
Medifast, Inc.	0.7	Personal Products
Portland General Electric Co.	0.7	Electric Utilities
Entegris, Inc.	0.7	Semiconductors & Semiconductor Equipment
Core-Mark Holding Co., Inc.	0.7	Distributors
Texas Roadhouse, Inc.	0.7	Hotels, Restaurants & Leisure
J&J Snack Foods Corp.	0.7	Food Products
Rexford Industrial Realty, Inc.	0.7	Equity Real Estate Investment Trusts (REITs)
NorthWestern Corp.	0.7	Multi-Utilities

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

21

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 2.0% of the Fund’s net assets as of October 31, 2018. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

22

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Performance Summary

October 31, 2018

The following graph shows the value, as of October 31, 2018, of a $1,000,000 investment made on November 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class P, Class R and Class R6 Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small Cap Equity Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment, including any applicable sales charges, with distributions reinvested, from November 1, 2008 through October 31, 2018.

Average Annual Total Return through October 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 15, 1997)
Excluding sales charges	3.92%	9.10%	12.90%	7.03%
Including sales charges	-1.79%	7.87%	12.27%	6.74%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	3.16%	8.27%	12.07%	6.24%
Including contingent deferred sales charges	2.16%	8.27%	12.07%	6.24%

Institutional (Commenced August 15, 1997)	4.32%	9.53%	13.36%	7.45%

Service (Commenced August 15, 1997)	3.81%	8.98%	12.79%	6.92%

Investor (Commenced November 30, 2007)	4.19%	9.37%	13.20%	8.35%

Class P (Commenced April 16, 2018)	N/A	N/A	N/A	-1.62%*

Class R (Commenced November 30, 2007)	3.66%	8.82%	12.64%	7.83%

Class R6 (Commenced July 31, 2015)	4.35%	N/A	N/A	9.50%

*	Total return for periods of less than one year represents cumulative total return.

23

PORTFOLIO RESULTS

Goldman Sachs Small Cap Growth Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Growth Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 Shares generated average annual total returns, without sales charges, of 5.87%, 5.03%, 6.26%, 6.13%, 5.58% and 6.25%, respectively. These returns compare to the 4.13% average annual total return of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P Shares generated a cumulative total return of -1.69% compared to the -3.20% cumulative total return of the Index.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund outperformed the Index, with five of our quantitative model’s six investment themes contributing positively. Stock selection overall increased relative returns.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes added to the Fund’s relative results. Quality was our best performing theme. The Quality theme seeks to assess both firm and management quality. Management, Sentiment, Profitability and Momentum also enhanced performance. The Management theme assesses the characteristics, policies and strategic decisions of company management. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Profitability theme assesses whether a company is earning more than its cost of capital. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

Our Valuation theme detracted from the Fund’s relative performance. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. The Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

24

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the Index.

During the Reporting Period, stock selection in all Index sectors added to the Fund’s performance, highlighted by holdings in the financials, industrials and communication services sectors.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	In terms of individual stock positions, the Fund was helped by overweights relative to the Index in Genomic Health, Insperity and Medifast. We decided to overweight Genomic Health, a company that focuses on genetic research specifically in cancer detection, because of our positive views on Sentiment and Valuation. Our positive views on Momentum and Sentiment led us to overweight Insperity, which provides human resources and administrative services to small and medium-sized businesses. The overweight in nutrition and weight loss company Medifast was due to our positive views on Quality and Momentum.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	During the Reporting Period, the Fund was hampered by its underweight positions in Nektar Therapeutics, a biopharmaceutical maker; World Wrestling Entertainment, an integrated media and entertainment company; and AveXis, a biotechnology company. The Fund’s underweight in Nektar Therapeutics was the result of our negative views on Quality and Profitability. We chose to underweight World Wrestling Entertainment because of our negative views on Momentum and Valuation, while the Fund was underweight AveXis due to our negative views on Quality and Valuation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer discretionary, communication services and energy sectors relative to the Index. Compared to the Index, the Fund was underweight the information technology, industrials and health care sectors. The Fund was relatively neutral compared to the Index in the financials, consumer staples, materials, real estate and utilities sectors at the end of the Reporting Period.

25

FUND BASICS

Small Cap Growth Insights Fund

as of October 31, 2018

PERFORMANCE REVIEW
November 1, 2017–October 31, 2018	Fund Total Return (based on NAV)[1]	Russell 2000 Growth® Index[2]
Class A	5.87%	4.13%
Class C	5.03	4.13
Institutional	6.26	4.13
Investor	6.13	4.13
Class R	5.58	4.13
Class R6	6.25	4.13

April 16, 2018–October 31, 2018
Class P	-1.69%	-3.20%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Growth Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Growth Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	15.48%	11.38%	12.68%	8.45%	6/25/07
Class C	20.25	11.80	12.47	8.18	6/25/07
Institutional	22.64	13.09	13.76	9.43	6/25/07
Investor	22.50	12.93	13.60	10.61	11/30/07
Class P	N/A	N/A	N/A	11.03	4/16/18
Class R	21.88	12.36	13.02	10.05	11/30/07
Class R6	22.66	N/A	N/A	13.61	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

26

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.23%	1.36%
Class C	1.98	2.11
Institutional	0.84	0.97
Investor	0.98	1.11
Class P	0.83	0.96
Class R	1.48	1.61
Class R6	0.83	0.96

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/18[5]
Holding	% of Net Assets	Line of Business
Insperity, Inc.	0.9%	Professional Services
Entegris, Inc.	0.9	Semiconductors & Semiconductor Equipment
Globus Medical, Inc. Class A	0.9	Health Care Equipment & Supplies
Texas Roadhouse, Inc.	0.9	Hotels, Restaurants & Leisure
HubSpot, Inc.	0.9	Software
American Eagle Outfitters, Inc.	0.8	Specialty Retail
Genomic Health, Inc.	0.8	Biotechnology
Medifast, Inc.	0.8	Personal Products
EMCOR Group, Inc.	0.8	Construction & Engineering
Ryman Hospitality Properties, Inc.	0.8	Equity Real Estate Investment Trusts (REITs)
[5]	The top 10 holdings may not be representative of the Fund’s future investments.

27

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.4% of the Fund’s net assets as of October 31, 2018. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

28

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Performance Summary

October 31, 2018

The following graph shows the value, as of October 31, 2018, of a $1,000,000 investment made on November 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class P, Class R and Class R6 Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small Cap Growth Insights Fund’s 10 Year Performance

Performance of a $1,000,000 investment, including any applicable sales charges, with distributions reinvested, from November 1, 2008, through October 31, 2018.

Average Annual Total Return through October 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced June 25, 2007)
Excluding sales charges	5.87%	9.49%	14.60%	7.77%
Including sales charges	0.04%	8.26%	13.96%	7.23%

Class C (Commenced June 25, 2007)
Excluding contingent deferred sales charges	5.03%	8.68%	13.75%	6.96%
Including contingent deferred sales charges	3.98%	8.68%	13.75%	6.96%

Institutional (Commenced June 25, 2007)	6.26%	9.92%	15.06%	8.19%

Investor (Commenced November 30, 2007)	6.13%	9.77%	14.89%	9.30%

Class P (Commenced April 16, 2018)	N/A	N/A	N/A	-1.69%*

Class R (Commenced November 30, 2007)	5.58%	9.22%	14.30%	8.74%

Class R6 (Commenced July 31, 2015)	6.25%	N/A	N/A	9.08%

*	Total return for periods of less than one year represents cumulative total return.

29

PORTFOLIO RESULTS

Goldman Sachs Small Cap Value Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Small Cap Value Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 Shares generated average annual total returns, without sales charges, of 2.08%, 1.31%, 2.47%, 2.33%, 1.83% and 2.49%, respectively. These returns compare to the -0.59% average annual total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Index”), during the same period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P Shares generated a cumulative total return of -2.37% compared to the -2.13% cumulative total return of the Index.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, the Fund outperformed the Index, with five of our quantitative model’s six investment themes adding to relative returns. Stock selection overall contributed positively.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, the Fund’s relative performance was bolstered by five of our six investment themes — Management, Quality, Sentiment, Profitability and Momentum. The Management theme assesses the characteristics, policies and strategic decisions of company management. The Quality theme seeks to assess both firm and management quality. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Profitability theme assesses whether a company is earning more than its cost of capital. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

Our Valuation theme detracted from the Fund’s relative returns. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. The Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

30

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the Index.

During the Reporting Period, the Fund benefited from stock selection overall, with investments in information technology, financials and consumer discretionary adding to performance. Security selection in only two sectors —materials and communication services — detracted from relative returns.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	In terms of individual positions, the Fund was helped by its overweight positions compared to the Index in Genomic Health, a company focusing on genetic research specifically in cancer detection; Insperity, which provides human resources and administrative services to small and medium-sized businesses; and Enova International, an online lending company. We adopted the overweight in Genomic Health based on our positive views on Sentiment and Valuation. Our positive views on Momentum and Sentiment led to the overweight in Insperity. The Fund was overweight Enova International because of our positive views on Quality and Sentiment.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	During the Reporting Period, the Fund was hurt by its overweight positions in Kraton Performance Polymers, which manufactures chemicals and specialty polymers; Red Robin Gourmet Burgers, a chain of casual dining restaurants; and Vishay Intertechnology, a maker of semiconductors and passive electronic components. We chose to overweight Kraton Performance Polymers and Vishay Intertechnology due to our positive views on Valuation and Momentum. The overweight in Red Robin Gourmet Burgers was the result of our positive views on Quality and Momentum.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer discretionary and health care sectors relative to the Index. Compared to the Index, the Fund was underweight the information technology, utilities, real estate and financials sectors. The Fund was relatively neutral compared to the Index in the communication services, consumer staples, energy, materials and industrials sectors at the end of the Reporting Period.

31

FUND BASICS

Small Cap Value Insights Fund

as of October 31, 2018

PERFORMANCE REVIEW
November 1, 2017–October 31, 2018	Fund Total Return (based on NAV)[1]	Russell 2000® Value Index[2]
Class A	2.08%	-0.59%
Class C	1.31	-0.59
Institutional	2.47	-0.59
Investor	2.33	-0.59
Class R	1.83	-0.59
Class R6	2.49	-0.59

April 16, 2018–October 31, 2018
Class P	-2.37%	-2.13%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000® Value Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	6.36%	9.75%	9.75%	6.02%	6/25/07
Class C	10.61	10.17	9.53	5.75	6/25/07
Institutional	12.98	11.44	10.83	6.99	6/25/07
Investor	12.84	11.28	10.63	8.70	11/30/07
Class P	N/A	N/A	N/A	6.89	4/16/18
Class R	12.26	10.72	10.10	8.19	11/30/07
Class R6	13.00	N/A	N/A	13.38	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

32

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.23%	1.44%
Class C	1.98	2.19
Institutional	0.84	1.05
Investor	0.98	1.19
Class P	0.83	1.04
Class R	1.48	1.69
Class R6	0.83	1.04

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/18[5]
Holding	% of Net Assets	Line of Business
Radian Group, Inc.	0.9%	Thrifts & Mortgage Finance
Cousins Properties, Inc.	0.8	Equity Real Estate Investment Trusts (REITs)
Portland General Electric Co.	0.8	Electric Utilities
Rexford Industrial Realty, Inc.	0.8	Equity Real Estate Investment Trusts (REITs)
NorthWestern Corp.	0.8	Multi-Utilities
First Industrial Realty Trust, Inc.	0.8	Equity Real Estate Investment Trusts (REITs)
Core-Mark Holding Co., Inc.	0.8	Distributors
American Equity Investment Life Holding Co.	0.8	Insurance
STAG Industrial, Inc.	0.7	Equity Real Estate Investment Trusts (REITs)
Terreno Realty Corp.	0.7	Equity Real Estate Investment Trusts (REITs)

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

33

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.5% of the Fund’s net assets as of October 31, 2018. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

34

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Performance Summary

October 31, 2018

The following graph shows the value, as of October 31, 2018, of a $10,000 investment made on November 1, 2008 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Investor, Class P, Class R and Class R6 Shares will vary from that of Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Small Cap Value Insights Fund’s 10 Year Performance

Performance of a $10,000 investment, including any applicable sales charges, with distributions reinvested, from November 1, 2008 through October 31, 2018.

Average Annual Total Return through October 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced June 25, 2007)
Excluding sales charges	2.08%	8.35%	11.71%	5.66%
Including sales charges	-3.52%	7.13%	11.10%	5.13%

Class C (Commenced June 25, 2007)
Excluding contingent deferred sales charges	1.31%	7.53%	10.85%	4.86%
Including contingent deferred sales charges	0.29%	7.53%	10.85%	4.86%

Institutional (Commenced June 25, 2007)	2.47%	8.78%	12.15%	6.09%

Investor (Commenced November 30, 2007)	2.33%	8.61%	11.94%	7.73%

Class P (Commenced April 16, 2018)	N/A	N/A	N/A	-2.37%*

Class R (Commenced November 30, 2007)	1.83%	8.07%	11.41%	7.23%

Class R6 (Commenced July 31, 2015)	2.49%	N/A	N/A	9.92%

*	Total return for periods of less than one year represents cumulative total return.

35

PORTFOLIO RESULTS

Goldman Sachs U.S. Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated average annual total returns, without sales charges, of 5.93%, 5.15%, 6.34%, 5.81%, 6.20%, 5.65% and 6.37%, respectively. These returns compare to the 7.35% average annual total return of the Fund’s benchmark, the S&P 500® Index (with dividends reinvested) (the “Index”), during the same period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P Shares generated a cumulative total return of 0.39% compared to the 2.28% cumulative total return of the Index.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, five of our quantitative model’s six investment themes added to relative performance. However, the Fund underperformed the Index because of certain individual stock positions.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes contributed positively to the Fund’s relative performance. Quality was our best performing theme. The Quality theme seeks to assess both firm and management quality. Our Profitability, Management, Momentum and Sentiment also bolstered returns. The Profitability theme assesses whether a company is earning more than its cost of capital. The Management theme assesses the characteristics, policies and strategic decisions of company management. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries.

Our Valuation theme detracted from relative returns. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Q	How did the Fund’s sector and industry allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. The Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally do not have a meaningful impact on relative performance.

36

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the Index.

During the Reporting Period, the Fund was hurt by certain individual stock positions, with investments in the consumer discretionary, information technology and consumer staples sectors detracting from relative performance. Contributing positively were holdings in the industrials, financials and energy sectors.

Q	Which individual stock positions detracted most from the Fund’s results during the Reporting Period?

A	In terms of individual stock positions, the Fund was hampered by overweight positions relative to the Index in Western Digital, a computer hard disk manufacturer and data storage company; Halliburton, an oil field services provider; and Lam Research, a supplier of wafer fabrication equipment and services to the semiconductor industry. The overweight in Western Digital was driven by our positive views on Valuation and Quality. We chose to overweight Halliburton and Lam Research based on our positive views on Sentiment and Valuation.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	During the Reporting Period, the Fund benefited from an underweight in industrial conglomerate General Electric. Our negative views on Sentiment and Profitability led us to underweight General Electric. Overweight positions in aerospace and defense company Boeing and insurance provider Progressive also added to the Fund’s relative performance. The overweight in Boeing was due to our positive views on Sentiment and Quality, while we adopted the overweight in Progressive because of our positive views on Sentiment and Profitability.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the health care, energy and utilities sectors relative to the Index. Compared to the Index, the Fund was underweight the consumer staples, information technology and communication services sectors. The Fund was relatively neutral compared to the Index in the consumer discretionary, financials, real estate, materials and industrials sectors at the end of the Reporting Period.

37

FUND BASICS

U.S. Equity Insights Fund

as of October 31, 2018

PERFORMANCE REVIEW
November 1, 2017–October 31, 2018	Fund Total Return (based on NAV)[1]	S&P 500® Index[2]
Class A	5.93%	7.35%
Class C	5.15	7.35
Institutional	6.34	7.35
Service	5.81	7.35
Investor	6.20	7.35
Class R	5.65	7.35
Class R6	6.37	7.35

April 16, 2018–October 31, 2018
Class P	0.39%	2.28%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500® Index (with dividends reinvested) is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the S&P 500® Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	10.95%	12.51%	10.98%	8.79%	5/24/91
Class C	15.41	12.94	10.78	6.12	8/15/97
Institutional	17.87	14.25	12.05	9.32	6/15/95
Service	17.27	13.68	11.50	7.98	6/7/96
Investor	17.69	14.08	11.89	8.43	11/30/07
Class P	N/A	N/A	N/A	8.84	4/16/18
Class R	17.12	13.51	11.33	7.90	11/30/07
Class R6	17.88	N/A	N/A	13.34	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

38

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.95%	1.02%
Class C	1.70	1.77
Institutional	0.56	0.63
Service	1.06	1.13
Investor	0.70	0.77
Class P	0.55	0.62
Class R	1.20	1.27
Class R6	0.55	0.62

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/18[5]
Holding	% of Net Assets	Line of Business
Apple, Inc.	3.4%	Technology Hardware, Storage & Peripherals
Amazon.com, Inc.	2.9	Internet & Direct Marketing Retail
Johnson & Johnson	2.6	Pharmaceuticals
Microsoft Corp.	2.6	Software
The Boeing Co.	1.8	Aerospace & Defense
Comcast Corp. Class A	1.8	Media
Citigroup, Inc.	1.7	Banks
Philip Morris International, Inc.	1.5	Tobacco
Medtronic PLC	1.5	Health Care Equipment & Supplies
Facebook, Inc. Class A	1.5	Interactive Media & Services

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

39

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

40

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Performance Summary

October 31, 2018

The following graph shows the value, as of October 31, 2018, of a $10,000 investment made on November 1, 2008 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500® Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares will vary from that of Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

U.S. Equity Insights Fund’s 10 Year Performance

Performance of a $10,000 investment, including any applicable sales charges, with distributions reinvested, from November 1, 2008 through October 31, 2018.

Average Annual Total Return through October 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 24, 1991)
Excluding sales charges	5.93%	10.92%	12.75%	8.67%
Including sales charges	0.11%	9.68%	12.11%	8.44%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	5.15%	10.09%	11.92%	5.69%
Including contingent deferred sales charges	4.10%	10.09%	11.92%	5.69%

Institutional (Commenced June 15, 1995)	6.34%	11.36%	13.20%	8.91%

Service (Commenced June 7, 1996)	5.81%	10.81%	12.64%	7.55%

Investor (Commenced November 30, 2007)	6.20%	11.20%	13.03%	7.56%

Class P (Commenced April 16, 2018)	N/A	N/A	N/A	0.39%*

Class R (Commenced November 30, 2007)	5.65%	10.65%	12.48%	7.03%

Class R6 (Commenced July 31, 2015)	6.37%	N/A	N/A	10.21%

* Total return for periods of less than one year represents cumulative total return.

41

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments

October 31, 2018

Shares	Description	Value
Common Stocks – 98.9%
Aerospace & Defense – 3.3%
60,054	Harris Corp.	$8,930,631
31,240	Huntington Ingalls Industries, Inc.	6,825,315
145,650	The Boeing Co.	51,685,359

		67,441,305

Airlines – 2.2%
392,195	Delta Air Lines, Inc.	21,464,832
339,320	Southwest Airlines Co.	16,660,612
94,017	United Continental Holdings, Inc.*	8,039,394

		46,164,838

Automobiles – 1.0%
290,504	Thor Industries, Inc.	20,230,699

Banks – 1.5%
555,631	Citizens Financial Group, Inc.	20,752,818
76,659	Comerica, Inc.	6,252,308
1,582	SVB Financial Group*	375,298
26,386	Synovus Financial Corp.	991,058
64,194	Western Alliance Bancorp*	3,096,719

		31,468,201

Beverages – 1.5%
57,829	Constellation Brands, Inc. Class A	11,521,272
252,519	Monster Beverage Corp.*	13,345,629
27,147	PepsiCo, Inc.	3,050,780
59,464	The Coca-Cola Co.	2,847,136

		30,764,817

Biotechnology – 6.6%
494,117	AbbVie, Inc.	38,467,008
14,002	Alexion Pharmaceuticals, Inc.*	1,569,204
162,026	Amgen, Inc.	31,236,993
78,444	Biogen, Inc.*	23,868,156
214,249	Gilead Sciences, Inc.	14,607,497
39,373	Neurocrine Biosciences, Inc.*	4,218,817
2,517	Regeneron Pharmaceuticals, Inc.*	853,867
127,878	Vertex Pharmaceuticals, Inc.*	21,670,206

		136,491,748

Building Products – 0.2%
15,603	Lennox International, Inc.	3,290,517
12,066	Resideo Technologies, Inc.*	253,982

		3,544,499

Capital Markets – 1.8%
91,499	MSCI, Inc.	13,759,620
129,164	S&P Global, Inc.	23,549,180

		37,308,800

Chemicals – 1.3%
25,259	Axalta Coating Systems Ltd.*	623,392
64,198	The Sherwin-Williams Co.	25,259,987

		25,883,379

Common Stocks – (continued)
Commercial Services & Supplies – 0.5%
131,713	Republic Services, Inc.	9,572,901

Communications Equipment* – 1.1%
126,267	Palo Alto Networks, Inc.	23,111,912

Consumer Finance – 0.2%
117,039	Synchrony Financial	3,380,086

Containers & Packaging – 1.2%
174,486	Berry Global Group, Inc.*	7,611,079
162,483	International Paper Co.	7,370,229
217,212	WestRock Co.	9,333,600

		24,314,908

Diversified Consumer Services – 0.7%
54,306	Bright Horizons Family Solutions, Inc.*	6,240,302
303,542	H&R Block, Inc.	8,056,005

		14,296,307

Diversified Financial Services – 0.7%
316,686	Voya Financial, Inc.	13,858,179

Diversified Telecommunication Services* – 0.1%
81,559	Zayo Group Holdings, Inc.	2,436,983

Electronic Equipment, Instruments & Components – 1.8%
231,107	CDW Corp.	20,801,941
107,981	FLIR Systems, Inc.	5,000,600
63,414	Zebra Technologies Corp. Class A*	10,545,748

		36,348,289

Energy Equipment & Services – 0.3%
180,290	Halliburton Co.	6,252,457

Entertainment – 1.7%
42,719	Cinemark Holdings, Inc.	1,775,829
63,288	Netflix, Inc.*	19,099,052
22,335	The Madison Square Garden Co. Class A*	6,178,308
265,517	Viacom, Inc. Class B	8,491,234

		35,544,423

Equity Real Estate Investment Trusts (REITs) – 1.4%
83,890	Alexandria Real Estate Equities, Inc.	10,253,874
65,845	CoreSite Realty Corp.	6,180,212
188,809	Host Hotels & Resorts, Inc.	3,608,140
124,559	Lamar Advertising Co. Class A	9,132,666

		29,174,892

Food & Staples Retailing* – 0.5%
319,497	US Foods Holding Corp.	9,319,728

Food Products – 0.4%
38,374	Ingredion, Inc.	3,882,681
63,025	Tyson Foods, Inc. Class A	3,776,458

		7,659,139

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Health Care Equipment & Supplies – 2.4%
50,335	ABIOMED, Inc.*	$17,174,302
45,690	Hill-Rom Holdings, Inc.	3,841,615
111,564	IDEXX Laboratories, Inc.*	23,664,956
54,564	Medtronic PLC	4,900,938

		49,581,811

Health Care Providers & Services – 2.8%
22,086	HCA Healthcare, Inc.	2,949,144
37,405	Humana, Inc.	11,984,936
18,221	Molina Healthcare, Inc.*	2,309,876
77,840	UnitedHealth Group, Inc.	20,343,484
73,227	WellCare Health Plans, Inc.*	20,209,920

		57,797,360

Hotels, Restaurants & Leisure – 1.2%
47,996	Darden Restaurants, Inc.	5,113,974
207,894	Yum! Brands, Inc.	18,795,696

		23,909,670

Household Durables – 1.4%
588,075	D.R. Horton, Inc.	21,147,177
350,613	PulteGroup, Inc.	8,614,561

		29,761,738

Industrial Conglomerates – 0.5%
72,394	Honeywell International, Inc.	10,484,099

Insurance – 3.2%
580,024	Arch Capital Group Ltd.*	16,455,281
41,606	Assured Guaranty Ltd.	1,663,408
211,395	The Allstate Corp.	20,234,729
383,574	The Progressive Corp.	26,735,108

		65,088,526

Interactive Media & Services* – 8.2%
48,022	Alphabet, Inc. Class A	52,371,833
49,754	Alphabet, Inc. Class C	53,573,615
386,670	Facebook, Inc. Class A	58,692,639
103,815	Twitter, Inc.	3,607,571

		168,245,658

Internet & Direct Marketing Retail – 6.0%
67,210	Amazon.com, Inc.*	107,402,252
7,781	Booking Holdings, Inc.*	14,586,107
14,841	Expedia Group, Inc.	1,861,507

		123,849,866

IT Services – 6.4%
3,177	Automatic Data Processing, Inc.	457,742
445,561	Black Knight, Inc.*	21,730,010
78,315	Fidelity National Information Services, Inc.	8,152,592
73,696	GoDaddy, Inc. Class A*	5,392,336
47,593	Mastercard, Inc. Class A	9,407,708
381,218	PayPal Holdings, Inc.*	32,094,743
72,785	VeriSign, Inc.*	10,374,774
325,729	Visa, Inc. Class A	44,901,743

		132,511,648

Common Stocks – (continued)
Machinery – 1.9%
28,177	Caterpillar, Inc.	3,418,434
25,203	Cummins, Inc.	3,444,998
72,205	Illinois Tool Works, Inc.	9,211,192
140,556	Parker-Hannifin Corp.	21,312,506
32,634	The Toro Co.	1,838,273

		39,225,403

Media – 0.4%
6,486	Cable One, Inc.	5,809,769
55,731	CBS Corp. Class B	3,196,173
7,434	Comcast Corp. Class A	283,533

		9,289,475

Metals & Mining – 0.3%
168,459	Steel Dynamics, Inc.	6,670,976

Multi-Utilities – 0.6%
262,956	CMS Energy Corp.	13,021,581

Oil, Gas & Consumable Fuels – 2.9%
290,591	ConocoPhillips	20,312,311
60,845	HollyFrontier Corp.	4,103,387
112,531	Marathon Petroleum Corp.	7,927,809
191,775	Phillips 66	19,718,305
77,876	Valero Energy Corp.	7,093,725
13,076	Whiting Petroleum Corp.*	487,735

		59,643,272

Personal Products – 0.7%
108,214	The Estee Lauder Cos., Inc. Class A	14,872,932

Pharmaceuticals – 4.6%
90,027	Allergan PLC	14,225,166
483,670	Bristol-Myers Squibb Co.	24,444,682
222,098	Johnson & Johnson	31,091,499
278,011	Zoetis, Inc.	25,062,692

		94,824,039

Professional Services – 0.1%
8,916	ManpowerGroup, Inc.	680,202
27,120	Robert Half International, Inc.	1,641,573

		2,321,775

Road & Rail – 0.9%
258,692	CSX Corp.	17,813,531
11,255	Union Pacific Corp.	1,645,706

		19,459,237

Semiconductors & Semiconductor Equipment – 2.4%
127,626	Analog Devices, Inc.	10,683,572
108,477	Applied Materials, Inc.	3,566,724
259,369	Micron Technology, Inc.*	9,783,399
118,159	NVIDIA Corp.	24,911,462

		48,945,157

Software – 11.7%
124,360	Adobe, Inc.*	30,562,714
6,196	CDK Global, Inc.	354,659

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Software – (continued)
191,370	Citrix Systems, Inc.*	$19,609,684
276,208	Fortinet, Inc.*	22,698,773
139,667	Intuit, Inc.	29,469,737
973,976	Microsoft Corp.	104,030,377
18,891	RingCentral, Inc. Class A*	1,468,397
80,175	ServiceNow, Inc.*	14,514,882
152,169	Splunk, Inc.*	15,192,553
11,883	The Ultimate Software Group, Inc.*	3,168,364

		241,070,140

Specialty Retail – 2.5%
22,212	AutoZone, Inc.*	16,291,836
296,317	Best Buy Co., Inc.	20,789,601
3,463	O’Reilly Automotive, Inc.*	1,110,757
74,462	The Home Depot, Inc.	13,096,376

		51,288,570

Technology Hardware, Storage & Peripherals – 7.6%
711,904	Apple, Inc.	155,807,310

Textiles, Apparel & Luxury Goods – 0.2%
81,761	Tapestry, Inc.	3,459,308

TOTAL COMMON STOCKS
(Cost $1,827,504,788)		$2,035,698,041

Shares	Dividend Rate	Value
Investment Companies(a) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
37,210	2.102%	$37,210
(Cost $37,210)

TOTAL INVESTMENTS – 98.9%
(Cost $1,827,541,998)		$2,035,735,251

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		22,884,945

NET ASSETS – 100.0%		$2,058,620,196

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments

October 31, 2018

Shares	Description	Value
Common Stocks – 96.9%
Aerospace & Defense – 0.2%
2,098	The Boeing Co.	$744,496

Airlines – 2.6%
25,995	American Airlines Group, Inc.	911,905
90,907	Delta Air Lines, Inc.	4,975,340
39,796	Southwest Airlines Co.	1,953,983
49,666	United Continental Holdings, Inc.*	4,246,940

		12,088,168

Auto Components – 0.4%
79,979	The Goodyear Tire & Rubber Co.	1,684,358

Automobiles – 2.1%
163,094	General Motors Co.	5,967,609
56,517	Thor Industries, Inc.	3,935,844

		9,903,453

Banks – 10.9%
232,187	Bank of America Corp.(a)	6,385,142
162,814	Citigroup, Inc.	10,657,804
146,817	Citizens Financial Group, Inc.	5,483,615
48,297	Comerica, Inc.	3,939,103
12,612	East West Bancorp, Inc.	661,373
12,702	F.N.B. Corp.	150,265
112,141	Fifth Third Bancorp	3,026,686
1,921	First Citizens BancShares, Inc. Class A	819,556
5,088	First Hawaiian, Inc.	126,081
77,586	JPMorgan Chase & Co.	8,458,426
9,442	KeyCorp	171,467
63,786	PacWest Bancorp	2,590,987
6,168	SVB Financial Group*	1,463,235
7,623	Synovus Financial Corp.	286,320
67,624	Wells Fargo & Co.	3,599,625
54,511	Western Alliance Bancorp*	2,629,611
24,281	Zions Bancorp NA	1,142,421

		51,591,717

Biotechnology – 2.3%
23,337	AbbVie, Inc.	1,816,785
942	Alexion Pharmaceuticals, Inc.*	105,570
16,578	Amgen, Inc.	3,196,073
13,687	Biogen, Inc.*	4,164,544
19,886	Gilead Sciences, Inc.	1,355,827
1,600	Vertex Pharmaceuticals, Inc.*	271,136

		10,909,935

Building Products* – 0.0%
692	Resideo Technologies, Inc.	14,563

Capital Markets – 0.4%
29,044	BGC Partners, Inc. Class A	307,576
9,761	S&P Global, Inc.	1,779,626

		2,087,202

Chemicals – 1.0%
1,318	CF Industries Holdings, Inc.	63,304
47,570	DowDuPont, Inc.	2,564,974

Common Stocks – (continued)
Chemicals – (continued)
2,506	Huntsman Corp.	$54,831
4,774	The Sherwin-Williams Co.	1,878,426

		4,561,535

Commercial Services & Supplies – 0.1%
6,950	Republic Services, Inc.	505,126

Communications Equipment – 3.0%
149,483	Cisco Systems, Inc.	6,838,847
24,273	CommScope Holding Co., Inc.*	584,008
22,512	EchoStar Corp. Class A*	912,862
85,895	Juniper Networks, Inc.	2,514,147
18,655	Palo Alto Networks, Inc.*	3,414,611

		14,264,475

Construction & Engineering* – 0.4%
63,588	AECOM	1,852,954

Consumer Finance – 1.6%
159,030	Ally Financial, Inc.	4,040,952
118,537	Synchrony Financial	3,423,349

		7,464,301

Containers & Packaging – 1.4%
11,985	Berry Global Group, Inc.*	522,786
15,234	International Paper Co.	691,014
120,027	WestRock Co.	5,157,560

		6,371,360

Diversified Consumer Services – 0.3%
51,909	H&R Block, Inc.	1,377,665

Diversified Financial Services – 2.7%
38,435	Berkshire Hathaway, Inc. Class B*	7,889,937
12,175	Jefferies Financial Group, Inc.	261,397
108,043	Voya Financial, Inc.	4,727,962

		12,879,296

Diversified Telecommunication Services – 1.7%
121,671	AT&T, Inc.	3,732,866
74,261	Verizon Communications, Inc.	4,239,561

		7,972,427

Electric Utilities – 1.7%
23,098	American Electric Power Co., Inc.	1,694,469
80,676	Exelon Corp.	3,534,416
77,007	OGE Energy Corp.	2,783,803

		8,012,688

Electronic Equipment, Instruments & Components – 0.4%
3,127	Dolby Laboratories, Inc. Class A	215,169
27,739	FLIR Systems, Inc.	1,284,593
1,503	Zebra Technologies Corp. Class A*	249,949

		1,749,711

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Energy Equipment & Services – 0.3%
25,055	Schlumberger Ltd.	$1,285,572
8,402	TechnipFMC PLC	220,973

		1,506,545

Entertainment – 1.6%
77,798	Cinemark Holdings, Inc.	3,234,063
129,908	Viacom, Inc. Class B	4,154,458

		7,388,521

Equity Real Estate Investment Trusts (REITs) – 5.6%
6,606	Alexandria Real Estate Equities, Inc.	807,451
157,115	American Homes 4 Rent Class A	3,310,413
2,181	Camden Property Trust	196,879
81,832	Duke Realty Corp.	2,256,108
84,695	Empire State Realty Trust, Inc. Class A	1,343,263
44,428	Equity Residential	2,886,043
35,830	Hospitality Properties Trust	917,965
264,017	Host Hotels & Resorts, Inc.	5,045,365
237,421	Kimco Realty Corp.	3,820,104
14,480	Lamar Advertising Co. Class A	1,061,673
23,484	Mid-America Apartment Communities, Inc.	2,294,622
89,110	Spirit Realty Capital, Inc.	696,840
19,342	Sun Communities, Inc.	1,943,291

		26,580,017

Food & Staples Retailing – 0.2%
7,349	US Foods Holding Corp.*	214,370
5,616	Walmart, Inc.	563,173

		777,543

Food Products – 2.1%
45,036	Conagra Brands, Inc.	1,603,281
42,150	Ingredion, Inc.	4,264,737
11,104	Lamb Weston Holdings, Inc.	867,889
55,954	Tyson Foods, Inc. Class A	3,352,764

		10,088,671

Gas Utilities – 0.2%
13,957	UGI Corp.	740,558

Health Care Equipment & Supplies – 3.5%
3,720	ABIOMED, Inc.*	1,269,264
25,185	Hill-Rom Holdings, Inc.	2,117,555
19,681	IDEXX Laboratories, Inc.*	4,174,733
98,179	Medtronic PLC	8,818,438

		16,379,990

Health Care Providers & Services – 2.6%
3,160	Anthem, Inc.	870,801
1,342	Cigna Corp.	286,933
6,265	DaVita, Inc.*	421,885
12,380	HCA Healthcare, Inc.	1,653,101
6,519	Humana, Inc.	2,088,753
2,278	Molina Healthcare, Inc.*	288,782
17,544	Universal Health Services, Inc. Class B	2,132,649

Common Stocks – (continued)
Health Care Providers & Services – (continued)
15,574	WellCare Health Plans, Inc.*	$4,298,268

		12,041,172

Hotels, Restaurants & Leisure – 0.9%
49,427	Yum! Brands, Inc.	4,468,695

Household Durables – 1.5%
132,427	D.R. Horton, Inc.	4,762,075
40,119	PulteGroup, Inc.	985,724
14,014	Whirlpool Corp.	1,538,176

		7,285,975

Household Products – 0.7%
37,642	The Procter & Gamble Co.	3,338,093

Independent Power and Renewable Electricity Producers – 0.3%
44,900	NRG Energy, Inc.	1,624,931

Industrial Conglomerates – 0.2%
6,788	Honeywell International, Inc.	983,038

Insurance – 6.1%
161,456	Arch Capital Group Ltd.*	4,580,507
98,098	Assured Guaranty Ltd.	3,921,958
26,228	First American Financial Corp.	1,162,687
62,243	The Allstate Corp.	5,957,900
67,614	The Progressive Corp.	4,712,696
43,443	Torchmark Corp.	3,677,884
18,130	Unum Group	657,394
4,619	White Mountains Insurance Group Ltd.	4,095,529

		28,766,555

IT Services – 0.3%
3,341	Black Knight, Inc.*	162,940
10,186	Fidelity National Information Services, Inc.	1,060,363
1,517	PayPal Holdings, Inc.*	127,716

		1,351,019

Machinery – 1.4%
35,542	Parker-Hannifin Corp.	5,389,233
35,090	Pentair PLC	1,408,864

		6,798,097

Media – 2.3%
286,741	Comcast Corp. Class A	10,936,302

Metals & Mining – 1.6%
96,062	Freeport-McMoRan, Inc.	1,119,122
85,819	Nucor Corp.	5,073,619
38,964	Steel Dynamics, Inc.	1,542,975

		7,735,716

Multi-Utilities – 4.0%
60,090	Ameren Corp.	3,880,612
171,326	CenterPoint Energy, Inc.	4,627,515
105,899	CMS Energy Corp.	5,244,119
47,295	DTE Energy Co.	5,315,958

		19,068,204

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Multiline Retail – 0.8%
45,562	Target Corp.	$3,810,350

Oil, Gas & Consumable Fuels – 10.0%
21,681	Anadarko Petroleum Corp.	1,153,429
28,709	Chevron Corp. (a)	3,205,360
119,835	CNX Resources Corp.*	1,875,418
110,327	ConocoPhillips	7,711,857
5,512	Continental Resources, Inc.*	290,372
94,183	Exxon Mobil Corp.	7,504,502
62,539	HollyFrontier Corp.	4,217,630
80,605	Marathon Petroleum Corp.	5,678,622
33,656	PBF Energy, Inc. Class A	1,408,504
62,299	Phillips 66	6,405,583
69,240	Valero Energy Corp.	6,307,072
45,141	Whiting Petroleum Corp.*	1,683,759

		47,442,108

Pharmaceuticals – 9.6%
38,280	Allergan PLC	6,048,623
112,171	Bristol-Myers Squibb Co.	5,669,122
113,846	Johnson & Johnson(a)	15,937,302
73,361	Merck & Co., Inc.	5,400,103
134,260	Mylan NV*	4,195,625
101,855	Pfizer, Inc.	4,385,876
40,215	Zoetis, Inc.	3,625,382

		45,262,033

Professional Services – 0.5%
31,743	ManpowerGroup, Inc.	2,421,673

Road & Rail – 1.4%
12,768	CSX Corp.	879,204
35,471	Norfolk Southern Corp.	5,953,098

		6,832,302

Semiconductors & Semiconductor Equipment – 1.4%
22,299	Analog Devices, Inc.	1,866,650
67,856	Intel Corp.	3,181,089
42,249	Micron Technology, Inc.*	1,593,632
602	NVIDIA Corp.	126,920

		6,768,291

Software – 1.4%
11,769	Fortinet, Inc.*	967,177
22,646	Intuit, Inc.	4,778,306

Common Stocks – (continued)
Software – (continued)
6,217	Splunk, Inc.*	620,705
13,274	Symantec Corp.	240,923

		6,607,111

Specialty Retail – 1.4%
3,362	AutoZone, Inc.*	2,465,926
59,702	Best Buy Co., Inc.	4,188,692

		6,654,618

Tobacco – 1.8%
95,500	Philip Morris International, Inc.	8,410,685

TOTAL COMMON STOCKS
(Cost $456,084,663)		$458,104,243

Shares	Dividend Rate	Value
Investment Company(b) – 1.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
7,298,796	2.102%	$7,298,796
(Cost $7,298,796)

TOTAL INVESTMENTS – 98.4%
(Cost $463,383,459)		$465,403,039

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		7,528,852

NET ASSETS – 100.0%		$472,931,891

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 E-Mini Index	72	12/21/18	$9,759,960	$(666,310)

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2018

Shares	Description	Value
Common Stocks – 98.5%
Aerospace & Defense* – 0.1%
14,231	Aerojet Rocketdyne Holdings, Inc.	$502,639
11,107	Vectrus, Inc.	297,668

		800,307

Air Freight & Logistics* – 0.2%
50,183	Echo Global Logistics, Inc.	1,290,205

Airlines – 0.2%
17,137	SkyWest, Inc.	981,779

Auto Components – 0.6%
31,817	Cooper-Standard Holdings, Inc.*	2,947,845
7,470	Dana, Inc.	116,308
17,461	Modine Manufacturing Co.*	227,167
7,421	Stoneridge, Inc.*	188,568

		3,479,888

Banks – 9.2%
40,575	1st Source Corp.	1,890,389
47,786	Amalgamated Bank Class A*	927,048
6,051	Banner Corp.	349,869
4,250	Bridge Bancorp, Inc.	126,225
145,885	Cadence BanCorp	3,218,223
124,816	CenterState Bank Corp.	3,067,977
127,529	Central Pacific Financial Corp.	3,448,384
1,302	Century Bancorp, Inc. Class A	97,806
73,197	Customers Bancorp, Inc.*	1,499,807
140,185	CVB Financial Corp.	3,063,042
12,238	Eagle Bancorp, Inc.*	601,742
13,364	Equity Bancshares, Inc. Class A*	482,307
2,907	Esquire Financial Holdings, Inc.*(a)	69,710
12,217	Financial Institutions, Inc.	348,795
70,058	First Bancorp/Southern Pines NC	2,584,440
231,759	First Commonwealth Financial Corp.	3,128,747
28,577	First Financial Corp.	1,310,541
48,787	First Internet Bancorp	1,257,241
154,193	Fulton Financial Corp.	2,468,630
63,255	Hancock Whitney Corp.	2,654,180
41,800	Hanmi Financial Corp.	876,964
48,471	Home BancShares, Inc.	922,888
4,470	HomeTrust Bancshares, Inc.*	121,852
52,433	Independent Bank Group, Inc.	3,036,395
90,931	International Bancshares Corp.	3,519,030
249,207	Investors Bancorp, Inc.	2,786,134
15,905	Mercantile Bank Corp.	505,143
10,314	Metropolitan Bank Holding Corp.*	380,174
8,510	NBT Bancorp, Inc.	310,530
1,679	Nicolet Bankshares, Inc.*	89,659
5,851	Northeast Bancorp	110,057
17,303	OFG Bancorp	295,708
35,478	Opus Bank	673,727
2,751	Peapack Gladstone Financial Corp.	74,249
2,030	Peoples Bancorp, Inc.	69,487
20,768	Sierra Bancorp	565,513
19,435	South State Corp.	1,315,166
2,541	Southern First Bancshares, Inc.*	91,247
32,606	Southern National Bancorp of Virginia, Inc.	492,677

Common Stocks – (continued)
Banks – (continued)
37,697	The Bancorp, Inc.*	395,819
8,359	The First of Long Island Corp.	168,935
42,125	TriCo Bancshares	1,517,343
20,721	United Bankshares, Inc.	687,316
63,988	United Community Banks, Inc.	1,591,382

		53,192,498

Beverages* – 0.2%
14,478	Craft Brew Alliance, Inc.	265,526
11,853	National Beverage Corp.	1,095,810

		1,361,336

Biotechnology* – 8.3%
32,911	ACADIA Pharmaceuticals, Inc.	641,106
18,558	Acceleron Pharma, Inc.	942,190
35,213	Acorda Therapeutics, Inc.	672,920
18,704	AMAG Pharmaceuticals, Inc.	402,136
3,098	AnaptysBio, Inc.	231,483
19,953	Ardelyx, Inc.	54,871
14,316	Arrowhead Pharmaceuticals, Inc.(a)	182,099
14,052	BioSpecifics Technologies Corp.	860,966
33,993	Blueprint Medicines Corp.	2,065,755
4,794	Cara Therapeutics, Inc.(a)	89,840
4,958	CareDx, Inc.	129,453
34,228	Catalyst Pharmaceuticals, Inc.	101,999
25,725	ChemoCentryx, Inc.	278,344
30,709	Coherus Biosciences, Inc.	358,988
24,624	Concert Pharmaceuticals, Inc.	367,390
63,215	CytomX Therapeutics, Inc.	901,446
17,223	Eagle Pharmaceuticals, Inc.	848,060
9,065	Editas Medicine, Inc.	229,616
13,772	Emergent BioSolutions, Inc.	842,709
13,131	Enanta Pharmaceuticals, Inc.	1,013,188
9,300	Fate Therapeutics, Inc.	115,878
20,560	FibroGen, Inc.	881,407
59,241	Genomic Health, Inc.	4,248,172
3,090	Global Blood Therapeutics, Inc.	108,428
218,323	Halozyme Therapeutics, Inc.	3,390,556
5,678	Intercept Pharmaceuticals, Inc.	545,145
14,813	Invitae Corp.	210,196
123,589	Ironwood Pharmaceuticals, Inc.	1,619,016
20,302	Ligand Pharmaceuticals, Inc.	3,345,973
13,118	Loxo Oncology, Inc.	2,002,594
8,806	MacroGenics, Inc.	144,947
5,077	Mirati Therapeutics, Inc.	189,727
82,719	Myriad Genetics, Inc.	3,724,837
57,042	Natera, Inc.	1,252,642
94,916	Pieris Pharmaceuticals, Inc.	391,054
27,159	Prothena Corp. PLC	336,772
36,794	PTC Therapeutics, Inc.	1,417,305
43,350	REGENXBIO, Inc.	2,890,144
77,957	Retrophin, Inc.	2,000,377
66,420	Sangamo Therapeutics, Inc.	841,541
13,930	Spark Therapeutics, Inc.	626,711
21,232	Spectrum Pharmaceuticals, Inc.	252,661
73,337	Vanda Pharmaceuticals, Inc.	1,391,203

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Biotechnology* – (continued)
171,814	Veracyte, Inc.	$2,551,438
62,737	Vericel Corp.	699,518
44,698	Voyager Therapeutics, Inc.	606,552
18,572	Xencor, Inc.	607,676
45,097	Zafgen, Inc.	437,892

		48,044,921

Building Products – 0.9%
6,407	Advanced Drainage Systems, Inc.	178,050
66,727	Continental Building Products, Inc.*	1,855,678
51,412	Simpson Manufacturing Co., Inc.	2,934,597

		4,968,325

Capital Markets – 1.2%
34,761	Artisan Partners Asset Management, Inc. Class A	952,799
18,855	Federated Investors, Inc. Class B	465,153
8,549	Focus Financial Partners, Inc. Class A*	326,572
72,259	Investment Technology Group, Inc.	1,985,677
50,502	Oppenheimer Holdings, Inc. Class A	1,553,441
25,501	Piper Jaffray Cos.	1,769,259
1,455	PJT Partners, Inc. Class A	65,970
1,848	Westwood Holdings Group, Inc.	78,263

		7,197,134

Chemicals – 2.2%
9,709	AdvanSix, Inc.*	269,328
38,879	Balchem Corp.	3,641,018
12,801	Chase Corp.	1,380,460
13,231	FutureFuel Corp.	216,988
13,617	Innophos Holdings, Inc.	398,978
14,708	Innospec, Inc.	984,259
43,590	Kraton Corp.*	1,200,469
19,919	Minerals Technologies, Inc.	1,090,565
49,053	OMNOVA Solutions, Inc.*	362,502
63,895	PolyOne Corp.	2,064,447
18,327	Trinseo SA	987,459

		12,596,473

Commercial Services & Supplies – 1.4%
20,870	Advanced Disposal Services, Inc.*	565,368
45,009	Brady Corp. Class A	1,813,413
26,035	Deluxe Corp.	1,229,112
5,106	Herman Miller, Inc.	168,243
52,540	Kimball International, Inc. Class B	864,809
46,403	McGrath RentCorp	2,477,456
3,767	UniFirst Corp.	562,413
6,441	US Ecology, Inc.	450,419

		8,131,233

Communications Equipment – 1.6%
17,476	ADTRAN, Inc.	234,878
53,808	Aerohive Networks, Inc.*	206,085
108,802	CalAmp Corp.*	2,169,512
114,471	Casa Systems, Inc.*	1,648,382
86,493	Ciena Corp.*	2,703,771

Common Stocks – (continued)
Communications Equipment – (continued)
77,563	Comtech Telecommunications Corp.	2,165,559
1,854	Plantronics, Inc.	109,330

		9,237,517

Construction & Engineering – 2.4%
66,608	Aegion Corp.*	1,289,531
64,476	Comfort Systems USA, Inc.	3,448,177
24,068	Dycom Industries, Inc.*	1,633,736
49,839	EMCOR Group, Inc.	3,537,572
23,117	MasTec, Inc.*	1,005,821
13,016	NV5 Global, Inc.*	1,016,159
11,571	Orion Group Holdings, Inc.*	54,615
45,455	Primoris Services Corp.	962,282
5,986	Sterling Construction Co., Inc.*	68,001
34,564	Tutor Perini Corp.*	535,742

		13,551,636

Consumer Finance* – 0.5%
46,672	Enova International, Inc.	1,103,793
13,984	Green Dot Corp. Class A	1,059,148
27,201	Regional Management Corp.	785,021

		2,947,962

Distributors – 0.7%
104,851	Core-Mark Holding Co., Inc.	4,027,327

Diversified Consumer Services* – 0.9%
13,682	American Public Education, Inc.	447,812
231,885	Houghton Mifflin Harcourt Co.	1,553,630
59,806	K12, Inc.	1,280,446
9,615	Laureate Education, Inc. Class A	143,167
26,201	Weight Watchers International, Inc.	1,731,886

		5,156,941

Diversified Financial Services* – 0.7%
177,380	Cannae Holdings, Inc.	3,276,209
82,449	On Deck Capital, Inc.	568,898

		3,845,107

Diversified Telecommunication Services – 1.2%
61,575	Cogent Communications Holdings, Inc.	3,200,669
5,899	Ooma, Inc.*	88,721
279,405	Vonage Holdings Corp.*	3,704,910

		6,994,300

Electric Utilities – 0.7%
90,411	Portland General Electric Co.	4,075,728

Electrical Equipment – 0.1%
6,947	Atkore International Group, Inc.*	133,799
16,633	Encore Wire Corp.	735,179

		868,978

Electronic Equipment, Instruments & Components – 2.5%
7,250	Anixter International, Inc.*	476,252
12,126	Control4 Corp.*	338,558
15,134	ePlus, Inc.*	1,284,574

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Electronic Equipment, Instruments & Components – (continued)
79,326	Fabrinet*	$3,436,402
23,252	FARO Technologies, Inc.*	1,175,156
72,872	Fitbit, Inc. Class A*(a)	344,685
71,519	Insight Enterprises, Inc.*	3,696,817
20,336	Kimball Electronics, Inc.*	374,182
998	Mesa Laboratories, Inc.	182,325
5,173	OSI Systems, Inc.*	357,765
36,004	PC Connection, Inc.	1,193,173
10,724	ScanSource, Inc.*	416,949
36,779	Vishay Precision Group, Inc.*	1,193,478

		14,470,316

Energy Equipment & Services – 2.3%
148,946	FTS International, Inc.*	1,907,998
157,215	Helix Energy Solutions Group, Inc.*	1,339,472
2,897	Mammoth Energy Services, Inc.	72,309
79,487	Matrix Service Co.*	1,615,971
154,282	McDermott International, Inc.*	1,192,600
128,622	Newpark Resources, Inc.*	1,055,987
92,683	Noble Corp. PLC*	465,269
6,607	Oceaneering International, Inc.*	125,137
86,357	Pioneer Energy Services Corp.*	256,480
67,507	SEACOR Holdings, Inc.*	3,239,661
119,468	Superior Energy Services, Inc.*	935,434
43,721	TETRA Technologies, Inc.*	129,851
42,100	Unit Corp.*	973,773

		13,309,942

Entertainment – 0.9%
176,857	AMC Entertainment Holdings, Inc. Class A(a)	3,406,266
19,372	Glu Mobile, Inc.*	136,572
24,766	World Wrestling Entertainment, Inc. Class A	1,797,764

		5,340,602

Equity Real Estate Investment Trusts (REITs) – 6.5%
44,207	American Assets Trust, Inc.	1,695,780
173,825	Cedar Realty Trust, Inc.	655,320
60,208	Chatham Lodging Trust	1,174,056
454,576	Cousins Properties, Inc.	3,777,527
91,177	First Industrial Realty Trust, Inc.	2,799,134
44,321	Gladstone Commercial Corp.	841,656
6,498	Healthcare Realty Trust, Inc.	181,034
33,276	InfraREIT, Inc.	699,462
20,881	Kite Realty Group Trust	330,755
5,497	National Health Investors, Inc.	403,810
68,745	NexPoint Residential Trust, Inc.	2,450,072
17,401	NorthStar Realty Europe Corp.	233,521
63,448	Pennsylvania Real Estate Investment Trust	567,860
30,858	Physicians Realty Trust	511,626
173,802	Piedmont Office Realty Trust, Inc. Class A	3,131,912
120,591	Rexford Industrial Realty, Inc.	3,819,117
41,203	Ryman Hospitality Properties, Inc.	3,196,941

Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
82,585	STAG Industrial, Inc.	2,185,199
15,260	Summit Hotel Properties, Inc.	175,795
173,060	Sunstone Hotel Investors, Inc.	2,504,178
98,144	Terreno Realty Corp.	3,673,530
23,251	Urstadt Biddle Properties, Inc. Class A	462,927
29,836	Washington Prime Group, Inc.	190,950
55,231	Washington Real Estate Investment Trust	1,539,288
11,999	Xenia Hotels & Resorts, Inc.	246,579

		37,448,029

Food & Staples Retailing – 0.5%
24,915	Ingles Markets, Inc. Class A	820,700
20,562	Smart & Final Stores, Inc.*	103,838
13,182	SpartanNash Co.	235,299
16,737	Village Super Market, Inc. Class A	412,400
33,488	Weis Markets, Inc.	1,545,471

		3,117,708

Food Products – 2.1%
34,943	Cal-Maine Foods, Inc.	1,700,676
14,644	Calavo Growers, Inc.(a)	1,420,468
14,513	Darling Ingredients, Inc.*	299,839
31,530	Dean Foods Co.	251,925
26,349	Fresh Del Monte Produce, Inc.	870,308
80,992	Freshpet, Inc.*	3,085,795
24,602	J&J Snack Foods Corp.	3,841,848
9,024	John B. Sanfilippo & Son, Inc.	569,053
1,248	Lancaster Colony Corp.	213,882

		12,253,794

Gas Utilities – 0.2%
11,676	ONE Gas, Inc.	921,353

Health Care Equipment & Supplies* – 1.5%
4,143	AtriCure, Inc.	131,789
41,484	Globus Medical, Inc. Class A	2,192,430
4,954	Heska Corp.	496,490
10,470	Inogen, Inc.	1,984,798
22,211	NxStage Medical, Inc.	630,348
30,432	Orthofix Medical, Inc.	1,850,874
15,064	STAAR Surgical Co.	604,217
20,020	Tandem Diabetes Care, Inc.	752,952

		8,643,898

Health Care Providers & Services – 2.4%
32,783	Amedisys, Inc.*	3,606,130
27,425	Civitas Solutions, Inc.*	396,566
92,739	Cross Country Healthcare, Inc.*	818,885
32,003	Magellan Health, Inc.*	2,082,115
9,572	National HealthCare Corp.	761,261
59,325	Patterson Cos., Inc.	1,339,559
98,753	The Ensign Group, Inc.	3,657,811
14,152	Tivity Health, Inc.*	486,970
44,927	Triple-S Management Corp. Class B*	770,947

		13,920,244

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – 4.9%
51,906	BJ’s Restaurants, Inc.	$3,175,609
34,741	Bloomin’ Brands, Inc.	693,083
47,681	Brinker International, Inc.	2,066,972
96,874	Carrols Restaurant Group, Inc.*	1,274,862
16,091	Del Taco Restaurants, Inc.*	175,392
34,869	Denny’s Corp.*	604,977
2,099	Dine Brands Global, Inc.	170,103
24,333	Fiesta Restaurant Group, Inc.*	628,035
45,396	Jack in the Box, Inc.	3,583,106
37,796	Planet Fitness, Inc. Class A*	1,855,406
60,005	Red Robin Gourmet Burgers, Inc.*	1,812,151
108,552	SeaWorld Entertainment, Inc.*	2,835,378
1,563	Shake Shack, Inc. Class A*	82,667
64,355	Texas Roadhouse, Inc.	3,890,903
69,977	The Cheesecake Factory, Inc.	3,382,688
28,952	Wingstop, Inc.	1,812,974

		28,044,306

Household Durables – 1.6%
24,287	Bassett Furniture Industries, Inc.	479,668
110,674	Ethan Allen Interiors, Inc.	2,118,300
9,793	Helen of Troy Ltd.*	1,215,507
17,654	Installed Building Products, Inc.*	537,741
115,120	KB Home	2,298,947
35,304	Tupperware Brands Corp.	1,239,170
73,389	William Lyon Homes Class A*	995,155
33,216	ZAGG, Inc.*	402,246

		9,286,734

Insurance – 3.3%
115,643	American Equity Investment Life Holding Co.	3,610,374
32,486	AMERISAFE, Inc.	2,114,514
52,674	Argo Group International Holdings Ltd.	3,245,245
67,778	Employers Holdings, Inc.	3,115,077
17,078	FBL Financial Group, Inc. Class A	1,178,040
193,928	Genworth Financial, Inc. Class A*	830,012
15,778	Health Insurance Innovations, Inc. Class A*(a)	771,544
1,889	National Western Life Group, Inc. Class A	508,670
12,245	Primerica, Inc.	1,343,766
2,996	Protective Insurance Corp. Class B	69,058
2,613	The Navigators Group, Inc.	180,689
61,114	Trupanion, Inc.*(a)	1,543,740
7,466	Universal Insurance Holdings, Inc.	313,423

		18,824,152

Interactive Media & Services* – 0.2%
33,989	Liberty TripAdvisor Holdings, Inc. Class A	490,121
21,411	Yelp, Inc.	916,819

		1,406,940

Internet & Direct Marketing Retail – 1.1%
38,363	Groupon, Inc.*	125,447

Common Stocks – (continued)
Internet & Direct Marketing Retail – (continued)
85,976	Liberty Expedia Holdings, Inc. Class A*	3,733,078
40,683	Nutrisystem, Inc.	1,446,688
3,720	Stamps.com, Inc.*	752,072

		6,057,285

IT Services – 1.1%
59,832	Perficient, Inc.*	1,496,997
129,744	Perspecta, Inc.	3,177,430
132,690	ServiceSource International, Inc.*	176,478
7,959	Sykes Enterprises, Inc.*	244,102
54,807	Unisys Corp.*(a)	1,008,997

		6,104,004

Leisure Products – 1.9%
104,020	American Outdoor Brands Corp.*	1,422,994
160,021	Callaway Golf Co.	3,424,449
6,293	Johnson Outdoors, Inc. Class A	473,926
35,717	Malibu Boats, Inc. Class A*	1,435,823
39,775	MCBC Holdings, Inc.*	1,180,522
23,034	Sturm Ruger & Co., Inc.(a)	1,367,989
124,887	Vista Outdoor, Inc.*	1,561,088

		10,866,791

Life Sciences Tools & Services – 0.0%
6,411	Luminex Corp.	184,444

Machinery – 2.5%
47,000	Albany International Corp. Class A	3,289,060
15,586	Barnes Group, Inc.	882,168
2,255	Douglas Dynamics, Inc.	97,844
6,915	EnPro Industries, Inc.	430,113
11,180	ESCO Technologies, Inc.	684,440
35,735	Hillenbrand, Inc.	1,711,707
10,938	Hurco Cos., Inc.	445,614
58,057	Milacron Holdings Corp.*	812,798
6,301	Miller Industries, Inc.	152,295
10,182	Mueller Water Products, Inc. Class A	104,467
6,196	Rexnord Corp.*	166,115
14,991	SPX FLOW, Inc.*	513,142
2,438	Tennant Co.	149,011
47,512	The Greenbrier Cos., Inc.	2,254,444
93,701	TriMas Corp.*	2,759,494

		14,452,712

Media – 2.3%
14,048	Entravision Communications Corp. Class A	69,397
35,646	Gray Television, Inc.*	617,032
6,853	Loral Space & Communications, Inc.*	306,055
136,003	MSG Networks, Inc. Class A*	3,474,877
121,459	New Media Investment Group, Inc.	1,706,499
47,979	Nexstar Media Group, Inc. Class A	3,593,147
10,447	Scholastic Corp.	453,191
98,448	Sinclair Broadcast Group, Inc. Class A	2,819,551
5,038	Tribune Publishing Co.*	76,023
7,175	WideOpenWest, Inc.*	69,885

		13,185,657

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Metals & Mining – 1.0%
137,477	AK Steel Holding Corp.*	$508,665
50,368	Carpenter Technology Corp.	2,196,548
23,460	Materion Corp.	1,333,232
23,400	Schnitzer Steel Industries, Inc. Class A	629,460
83,128	SunCoke Energy, Inc.*	931,034

		5,598,939

Mortgage Real Estate Investment Trusts (REITs) – 0.9%
329,867	Anworth Mortgage Asset Corp.	1,438,220
4,462	Cherry Hill Mortgage Investment Corp.	79,915
209,487	Ladder Capital Corp.	3,527,761

		5,045,896

Multi-Utilities – 1.1%
32,092	Black Hills Corp.	1,909,474
64,676	NorthWestern Corp.	3,800,362
17,474	Unitil Corp.	830,190

		6,540,026

Oil, Gas & Consumable Fuels – 2.9%
11,843	Arch Coal, Inc. Class A	1,135,744
16,493	California Resources Corp.*	516,891
64,384	CONSOL Energy, Inc.*	2,565,058
12,296	CVR Energy, Inc.	528,728
59,496	Delek US Holdings, Inc.	2,184,693
207,733	Denbury Resources, Inc.*	716,679
25,111	DHT Holdings, Inc.	126,308
51,455	Gulfport Energy Corp.*	468,755
62,631	Oasis Petroleum, Inc.*	630,068
38,557	PDC Energy, Inc.*	1,636,745
41,689	Peabody Energy Corp.	1,477,875
111,488	Renewable Energy Group, Inc.*	3,465,047
154,817	W&T Offshore, Inc.*	1,043,466

		16,496,057

Paper & Forest Products – 1.3%
98,539	Boise Cascade Co.	3,034,016
58,475	Louisiana-Pacific Corp.	1,273,001
38,394	Schweitzer-Mauduit International, Inc.	1,225,536
62,146	Verso Corp. Class A*	1,746,924

		7,279,477

Personal Products – 0.8%
11,789	Inter Parfums, Inc.	695,433
19,420	Medifast, Inc.	4,110,826

		4,806,259

Pharmaceuticals – 2.7%
71,845	Akorn, Inc.*	479,206
12,993	ANI Pharmaceuticals, Inc.*	630,550
70,394	Assertio Therapeutics, Inc.*	341,763
76,527	Collegium Pharmaceutical, Inc.*(a)	1,228,258
130,386	Endo International PLC*	2,208,739
29,287	Horizon Pharma PLC*	533,316
88,274	Innoviva, Inc.*	1,232,305
37,662	Intersect ENT, Inc.*	1,056,796

Common Stocks – (continued)
Pharmaceuticals – (continued)
23,293	Mallinckrodt PLC*	583,722
77,458	Pacira Pharmaceuticals, Inc.*	3,786,922
53,105	Phibro Animal Health Corp. Class A	2,279,267
35,925	Prestige Consumer Healthcare, Inc.*	1,299,048

		15,659,892

Professional Services – 3.8%
13,401	Barrett Business Services, Inc.	843,191
50,788	CBIZ, Inc.*	1,126,478
15,722	CRA International, Inc.	662,682
40,368	Exponent, Inc.	2,036,969
20,867	Huron Consulting Group, Inc.*	1,137,043
10,296	ICF International, Inc.	758,197
38,370	Insperity, Inc.(b)	4,214,945
83,443	Kforce, Inc.	2,571,713
71,306	Korn/Ferry International	3,218,753
130,777	Navigant Consulting, Inc.	2,824,783
77,324	TrueBlue, Inc.*	1,803,969
12,910	WageWorks, Inc.*	513,947

		21,712,670

Real Estate Management & Development – 0.2%
22,936	Marcus & Millichap, Inc.*	796,338
1,915	The RMR Group, Inc. Class A	145,310

		941,648

Road & Rail – 0.6%
31,564	ArcBest Corp.	1,171,656
9,579	Covenant Transportation Group, Inc. Class A*	239,762
32,881	Marten Transport Ltd.	633,288
11,234	Saia, Inc.*	706,169
58,033	YRC Worldwide, Inc.*	479,353

		3,230,228

Semiconductors & Semiconductor Equipment – 1.2%
3,099	Cabot Microelectronics Corp.	302,524
11,007	Cirrus Logic, Inc.*	412,102
54,397	Diodes, Inc.*	1,642,246
152,164	Entegris, Inc.	4,038,433
13,828	Rudolph Technologies, Inc.*	287,484

		6,682,789

Software – 4.3%
77,304	8x8, Inc.*	1,328,856
18,256	Appfolio, Inc. Class A*	1,042,418
57,010	Bottomline Technologies DE, Inc.*	3,799,146
86,790	Box, Inc. Class A*	1,562,220
87,993	Cloudera, Inc.*	1,210,784
17,519	Cornerstone OnDemand, Inc.*	862,811
22,349	Coupa Software, Inc.*	1,448,886
8,559	Five9, Inc.*	336,882
38,142	Hortonworks, Inc.*	681,216
13,194	HubSpot, Inc.*	1,789,766
11,536	MicroStrategy, Inc. Class A*	1,453,190
20,206	Model N, Inc.*	310,364

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Software – (continued)
52,260	Paylocity Holding Corp.*	$3,438,185
105,199	Progress Software Corp.	3,381,096
942	Qualys, Inc.*	67,108
5,439	Rapid7, Inc.*	197,109
8,683	SPS Commerce, Inc.*	808,300
11,470	Varonis Systems, Inc.*	700,473
16,529	Workiva, Inc.*	563,474

		24,982,284

Specialty Retail – 3.1%
131,831	Abercrombie & Fitch Co. Class A	2,597,071
150,143	American Eagle Outfitters, Inc.	3,462,298
44,825	Boot Barn Holdings, Inc.*	1,106,281
59,654	Citi Trends, Inc.	1,511,036
67,411	DSW, Inc. Class A	1,789,762
211,417	Express, Inc.*	1,862,584
7,061	Five Below, Inc.*	803,683
8,898	Hibbett Sports, Inc.*	155,448
20,104	Hudson Ltd. Class A*	424,998
13,737	MarineMax, Inc.*	312,654
47,113	Shoe Carnival, Inc.	1,918,912
20,122	Signet Jewelers Ltd.	1,127,838
4,590	Tilly’s, Inc. Class A	81,427
42,738	Zumiez, Inc.*	994,086

		18,148,078

Textiles, Apparel & Luxury Goods* – 0.4%
60,613	Crocs, Inc.	1,244,991
35,833	Fossil Group, Inc.	777,934

		2,022,925

Thrifts & Mortgage Finance – 1.4%
8,467	BankFinancial Corp.	119,554
21,020	Federal Agricultural Mortgage Corp. Class C	1,468,037
11,092	Kearny Financial Corp.	143,530
18,828	NMI Holdings, Inc.*	398,024
18,125	PennyMac Financial Services, Inc.	362,319
183,430	Radian Group, Inc.	3,520,022
135,788	TrustCo Bank Corp. NY	1,017,052
52,598	United Community Financial Corp.	481,272
7,673	United Financial Bancorp, Inc.	118,548
6,441	Walker & Dunlop, Inc.	270,264
8,939	WSFS Financial Corp.	380,175

		8,278,797

Tobacco – 0.3%
130,707	Vector Group Ltd.	1,767,159

Trading Companies & Distributors – 1.1%
9,576	BMC Stock Holdings, Inc.*	160,302
11,933	DXP Enterprises, Inc.*	379,231
47,997	H&E Equipment Services, Inc.	1,156,248
7,887	Herc Holdings, Inc.*	252,857
32,437	Kaman Corp.	2,060,398
26,010	MRC Global, Inc.*	411,738

Common Stocks – (continued)
Trading Companies & Distributors – (continued)
29,140	Nexeo Solutions, Inc.*	304,513
19,417	Rush Enterprises, Inc. Class A	687,168
15,564	Systemax, Inc.	502,873
28,817	Titan Machinery, Inc.*	410,642

		6,325,970

Wireless Telecommunication Services – 0.3%
28,464	Shenandoah Telecommunications Co.	1,082,201
44,528	Spok Holdings, Inc.	624,283

		1,706,484

TOTAL COMMON STOCKS
(Cost $577,820,195)		$567,814,084

Shares	Dividend Rate	Value
Investment Company(c) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
223,093	2.102%	$223,093
(Cost $223,093)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $578,043,288)		$568,037,177

Securities Lending Reinvestment Vehicle(c) – 2.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
11,340,050	2.102%	$11,340,050
(Cost $11,340,050)

TOTAL INVESTMENTS – 100.5%
(Cost $589,383,338)		$579,377,227

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(2,962,958)

NET ASSETS – 100.0%		$576,414,269

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2018

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-mini Russell 2000 Index	18	12/21/18	$1,360,710	$(177,827)

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments

October 31, 2018

Shares	Description	Value
Common Stocks – 97.4%
Aerospace & Defense* – 0.5%
111,969	Aerojet Rocketdyne Holdings, Inc.	$3,954,745

Air Freight & Logistics* – 0.2%
66,581	Echo Global Logistics, Inc.	1,711,798

Auto Components – 0.6%
30,534	Cooper-Standard Holdings, Inc.*	2,828,975
72,714	Dana, Inc.	1,132,157
37,491	Stoneridge, Inc.*	952,646

		4,913,778

Banks – 3.5%
19,069	1st Source Corp.	888,425
61,171	Amalgamated Bank Class A*	1,186,717
219,124	Cadence BanCorp	4,833,875
73,796	CenterState Bank Corp.	1,813,906
150,545	Central Pacific Financial Corp.	4,070,737
9,645	ConnectOne Bancorp, Inc.	199,941
60,058	Customers Bancorp, Inc.*	1,230,588
19,368	Eagle Bancorp, Inc.*	952,325
17,587	Equity Bancshares, Inc. Class A*	634,715
64,062	First Commonwealth Financial Corp.	864,837
14,618	First Internet Bancorp	376,706
73,596	Fulton Financial Corp.	1,178,272
9,979	Hanmi Financial Corp.	209,359
88,384	Home BancShares, Inc.	1,682,831
77,469	Independent Bank Group, Inc.	4,486,230
112,567	International Bancshares Corp.	4,356,343
9,901	Southern National Bancorp of Virginia, Inc.	149,604
13,124	The Bancorp, Inc.*	137,802
51,939	United Community Banks, Inc.	1,291,723

		30,544,936

Beverages* – 0.3%
30,510	National Beverage Corp.	2,820,650

Biotechnology* – 13.3%
163,325	ACADIA Pharmaceuticals, Inc.	3,181,571
44,348	Acceleron Pharma, Inc.	2,251,548
59,878	Acorda Therapeutics, Inc.	1,144,269
3,831	Aimmune Therapeutics, Inc.	101,828
7,592	AMAG Pharmaceuticals, Inc.	163,228
66,692	Amicus Therapeutics, Inc.	745,617
15,141	AnaptysBio, Inc.	1,131,335
31,000	ArQule, Inc.	119,970
78,704	Arrowhead Pharmaceuticals, Inc.(a)	1,001,115
17,578	BioCryst Pharmaceuticals, Inc.	128,671
22,823	BioSpecifics Technologies Corp.	1,398,365
85,528	Blueprint Medicines Corp.	5,197,537
34,529	CareDx, Inc.	901,552
158,210	Catalyst Pharmaceuticals, Inc.	471,466
91,021	ChemoCentryx, Inc.	984,847
95,435	Coherus Biosciences, Inc.	1,115,635
27,118	Concert Pharmaceuticals, Inc.	404,601
138,494	CytomX Therapeutics, Inc.	1,974,924
47,476	Dicerna Pharmaceuticals, Inc.	624,784

Common Stocks – (continued)
Biotechnology* – (continued)
36,639	Eagle Pharmaceuticals, Inc.	1,804,104
71,866	Editas Medicine, Inc.	1,820,366
47,192	Emergent BioSolutions, Inc.	2,887,678
36,910	Enanta Pharmaceuticals, Inc.	2,847,976
19,058	Fate Therapeutics, Inc.	237,463
80,935	FibroGen, Inc.	3,469,683
4,250	G1 Therapeutics, Inc.	170,042
100,448	Genomic Health, Inc.	7,203,126
24,519	Global Blood Therapeutics, Inc.	860,372
380,601	Halozyme Therapeutics, Inc.	5,910,734
21,864	Intercept Pharmaceuticals, Inc.	2,099,163
54,578	Invitae Corp.	774,462
321,938	Ironwood Pharmaceuticals, Inc.	4,217,388
38,956	Ligand Pharmaceuticals, Inc.(b)	6,420,338
37,544	Loxo Oncology, Inc.	5,731,467
63,265	MacroGenics, Inc.	1,041,342
4,367	Madrigal Pharmaceuticals, Inc.	833,486
62,703	Minerva Neurosciences, Inc.	687,852
18,165	Mirati Therapeutics, Inc.	678,826
149,982	Myriad Genetics, Inc.	6,753,689
123,105	Natera, Inc.	2,703,386
226,195	Pieris Pharmaceuticals, Inc.	931,923
37,559	Prothena Corp. PLC	465,732
70,935	PTC Therapeutics, Inc.	2,732,416
8,676	Puma Biotechnology, Inc.	321,446
84,973	REGENXBIO, Inc.	5,665,150
139,199	Retrophin, Inc.	3,571,846
161,548	Sangamo Therapeutics, Inc.	2,046,813
46,071	Spark Therapeutics, Inc.	2,072,734
107,701	Spectrum Pharmaceuticals, Inc.	1,281,642
4,900	Ultragenyx Pharmaceutical, Inc.	237,405
135,846	Vanda Pharmaceuticals, Inc.	2,576,999
256,540	Veracyte, Inc.	3,809,619
37,395	Verastem, Inc.(a)	189,593
108,728	Vericel Corp.	1,212,317
7,314	Viking Therapeutics, Inc.(a)	99,470
103,181	Voyager Therapeutics, Inc.	1,400,166
94,076	Xencor, Inc.	3,078,167
70,797	Zafgen, Inc.	687,439

		114,576,683

Building Products – 1.3%
41,633	Advanced Drainage Systems, Inc.	1,156,981
142,000	Continental Building Products, Inc.*	3,949,020
4,590	Insteel Industries, Inc.	119,891
7,629	PGT Innovations, Inc.*	154,563
98,995	Simpson Manufacturing Co., Inc.	5,650,635

		11,031,090

Capital Markets – 1.2%
23,458	Artisan Partners Asset Management, Inc. Class A	642,984
4,815	Blucora, Inc.*	139,250
25,433	Federated Investors, Inc. Class B	627,432
24,214	Focus Financial Partners, Inc. Class A*	924,975
130,686	Investment Technology Group, Inc.	3,591,251

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Capital Markets – (continued)
14,714	Oppenheimer Holdings, Inc. Class A	$452,603
49,006	Piper Jaffray Cos.	3,400,036
6,664	PJT Partners, Inc. Class A	302,146
10,266	Westwood Holdings Group, Inc.	434,765

		10,515,442

Chemicals – 2.4%
41,706	AdvanSix, Inc.*	1,156,924
72,538	Balchem Corp.	6,793,184
22,686	Chase Corp.	2,446,458
91,736	Kraton Corp.*	2,526,410
5,304	Minerals Technologies, Inc.	290,394
37,021	OMNOVA Solutions, Inc.*	273,585
115,035	PolyOne Corp.	3,716,781
56,730	Trinseo SA	3,056,612

		20,260,348

Commercial Services & Supplies – 1.4%
43,383	Advanced Disposal Services, Inc.*	1,175,245
21,813	Deluxe Corp.	1,029,792
12,234	Herman Miller, Inc.	403,110
139,888	Kimball International, Inc. Class B	2,302,557
80,375	McGrath RentCorp	4,291,221
9,225	Mobile Mini, Inc.	379,332
6,700	UniFirst Corp.	1,000,310
24,341	US Ecology, Inc.	1,702,166

		12,283,733

Communications Equipment – 1.0%
139,350	CalAmp Corp.*	2,778,639
187,478	Casa Systems, Inc.*	2,699,683
35,891	Comtech Telecommunications Corp.	1,002,077
22,814	Lumentum Holdings, Inc.*	1,246,785
21,691	Plantronics, Inc.	1,279,118

		9,006,302

Construction & Engineering – 3.1%
27,624	Aegion Corp.*	534,801
115,479	Comfort Systems USA, Inc.	6,175,817
51,133	Dycom Industries, Inc.*	3,470,908
100,022	EMCOR Group, Inc.	7,099,561
131,168	MasTec, Inc.*	5,707,120
3,266	MYR Group, Inc.*	109,052
23,996	NV5 Global, Inc.*	1,873,368
71,179	Primoris Services Corp.	1,506,859
10,999	Sterling Construction Co., Inc.*	124,949
13,539	Tutor Perini Corp.*	209,854

		26,812,289

Consumer Finance* – 0.7%
98,840	Enova International, Inc.	2,337,566
42,169	Green Dot Corp. Class A	3,193,880
7,323	Regional Management Corp.	211,342

		5,742,788

Common Stocks – (continued)
Distributors – 0.6%
136,490	Core-Mark Holding Co., Inc.	5,242,581

Diversified Consumer Services* – 1.3%
24,222	American Public Education, Inc.	792,786
53,448	Career Education Corp.	768,582
35,102	Chegg, Inc.	957,583
485,774	Houghton Mifflin Harcourt Co.	3,254,686
56,859	K12, Inc.	1,217,351
60,415	Weight Watchers International, Inc.	3,993,431

		10,984,419

Diversified Financial Services* – 0.2%
61,306	Cannae Holdings, Inc.	1,132,322
57,357	On Deck Capital, Inc.	395,763

		1,528,085

Diversified Telecommunication Services – 1.5%
115,400	Cogent Communications Holdings, Inc.	5,998,492
8,566	Ooma, Inc.*	128,833
499,109	Vonage Holdings Corp.*	6,618,185

		12,745,510

Electrical Equipment – 0.1%
3,525	Allied Motion Technologies, Inc.	153,902
15,127	Atkore International Group, Inc.*	291,346
8,569	EnerSys	681,835

		1,127,083

Electronic Equipment, Instruments & Components – 2.3%
19,281	Control4 Corp.*	538,326
22,691	ePlus, Inc.*	1,926,012
99,478	Fabrinet*	4,309,387
31,660	FARO Technologies, Inc.*	1,600,096
116,881	Fitbit, Inc. Class A*(a)	552,847
102,157	Insight Enterprises, Inc.*	5,280,495
5,718	Mesa Laboratories, Inc.	1,044,621
6,941	Novanta, Inc.*	404,036
12,312	OSI Systems, Inc.*	851,498
26,306	PC Connection, Inc.	871,781
63,582	Vishay Precision Group, Inc.*	2,063,236

		19,442,335

Energy Equipment & Services – 1.3%
78,573	FTS International, Inc.*	1,006,520
111,377	Helix Energy Solutions Group, Inc.*	948,932
43,352	Keane Group, Inc.*	544,935
14,559	Mammoth Energy Services, Inc.	363,393
96,069	Matrix Service Co.*	1,953,083
93,725	McDermott International, Inc.*	724,494
38,219	Newpark Resources, Inc.*	313,778
51,228	Pioneer Energy Services Corp.*	152,147
90,593	SEACOR Holdings, Inc.*	4,347,558
27,760	Unit Corp.*	642,089

		10,996,929

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Entertainment – 1.2%
235,356	AMC Entertainment Holdings, Inc. Class A	$4,532,957
185,838	Glu Mobile, Inc.*	1,310,158
61,924	World Wrestling Entertainment, Inc. Class A	4,495,063

		10,338,178

Equity Real Estate Investment Trusts (REITs) – 2.1%
115,264	First Industrial Realty Trust, Inc.	3,538,605
3,017	InfraREIT, Inc.*	63,417
57,233	NexPoint Residential Trust, Inc.	2,039,784
10,330	NorthStar Realty Europe Corp.	138,629
58,514	Pennsylvania Real Estate Investment Trust	523,700
55,131	Rexford Industrial Realty, Inc.	1,745,999
90,590	Ryman Hospitality Properties, Inc.	7,028,878
29,709	STAG Industrial, Inc.	786,100
54,775	Terreno Realty Corp.	2,050,228

		17,915,340

Food & Staples Retailing – 0.1%
6,270	Performance Food Group Co.*	183,836
9,845	Weis Markets, Inc.	454,347

		638,183

Food Products – 2.0%
38,178	Cal-Maine Foods, Inc.	1,858,123
15,626	Calavo Growers, Inc.(a)	1,515,722
36,089	Dean Foods Co.	288,351
128,842	Freshpet, Inc.*	4,908,880
39,989	J&J Snack Foods Corp.	6,244,682
8,729	John B. Sanfilippo & Son, Inc.	550,451
9,305	Lancaster Colony Corp.	1,594,691

		16,960,900

Health Care Equipment & Supplies – 4.3%
85,447	AtriCure, Inc.*	2,718,069
26,556	Cardiovascular Systems, Inc.*	744,896
10,038	Glaukos Corp.*	581,602
144,197	Globus Medical, Inc. Class A*	7,620,811
3,036	Haemonetics Corp.*	317,171
6,912	Heska Corp.*	692,721
27,370	Inogen, Inc.*	5,188,531
5,615	Integer Holdings Corp.*	418,149
12,408	LeMaitre Vascular, Inc.	331,293
15,125	LivaNova PLC*	1,693,849
6,841	Neogen Corp.*	415,385
27,334	NuVasive, Inc.*	1,535,351
140,840	NxStage Medical, Inc.*	3,997,039
60,495	Orthofix Medical, Inc.*	3,679,306
9,378	Quidel Corp.*	603,568
58,743	STAAR Surgical Co.*	2,356,182
8,837	SurModics, Inc.*	560,531
5,125	Tactile Systems Technology, Inc.*	335,585
76,895	Tandem Diabetes Care, Inc.*	2,892,021

		36,682,060

Common Stocks – (continued)
Health Care Providers & Services – 2.6%
9,369	Addus HomeCare Corp.*	613,669
61,837	Amedisys, Inc.*	6,802,070
6,663	American Renal Associates Holdings, Inc.*	128,529
10,419	BioTelemetry, Inc.*	605,344
2,591	HealthEquity, Inc.*	237,854
1,948	National HealthCare Corp.	154,924
61,253	Patterson Cos., Inc.	1,383,093
30,095	R1 RCM, Inc.*	254,905
72,617	RadNet, Inc.*	1,074,732
63,653	Tenet Healthcare Corp.*	1,637,792
163,458	The Ensign Group, Inc.	6,054,484
62,761	Tivity Health, Inc.*	2,159,606
72,481	Triple-S Management Corp. Class B*	1,243,774

		22,350,776

Health Care Technology – 0.0%
15,816	HealthStream, Inc.	416,119

Hotels, Restaurants & Leisure – 6.2%
85,113	BJ’s Restaurants, Inc.	5,207,213
164,161	Bloomin’ Brands, Inc.	3,275,012
98,117	Brinker International, Inc.	4,253,372
133,351	Carrols Restaurant Group, Inc.*	1,754,899
137,138	Denny’s Corp.*	2,379,344
5,930	Dine Brands Global, Inc.	480,567
66,609	Fiesta Restaurant Group, Inc.*	1,719,178
58,250	Jack in the Box, Inc.	4,597,673
94,093	Planet Fitness, Inc. Class A*	4,619,025
77,557	Red Robin Gourmet Burgers, Inc.*	2,342,222
197,117	SeaWorld Entertainment, Inc.*	5,148,696
13,385	Shake Shack, Inc. Class A*	707,933
123,509	Texas Roadhouse, Inc.	7,467,354
124,541	The Cheesecake Factory, Inc.	6,020,312
59,427	Wingstop, Inc.	3,721,319

		53,694,119

Household Durables – 1.5%
1,012	Cavco Industries, Inc.*	203,017
9,483	Century Communities, Inc.*	201,229
5,965	Ethan Allen Interiors, Inc.	114,170
20,381	Helen of Troy Ltd.*	2,529,690
31,535	Installed Building Products, Inc.*	960,556
198,510	KB Home	3,964,245
11,060	Roku, Inc.*	614,936
40,174	Skyline Champion Corp.	957,347
85,249	TRI Pointe Group, Inc.*	1,014,463
121,580	William Lyon Homes Class A*	1,648,625
62,101	ZAGG, Inc.*	752,043

		12,960,321

Insurance – 1.9%
133,419	American Equity Investment Life Holding Co.	4,165,341
1,805	AMERISAFE, Inc.	117,487
68,580	Argo Group International Holdings Ltd.	4,225,214
2,545	FBL Financial Group, Inc. Class A	175,554

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Insurance – (continued)
45,344	Health Insurance Innovations, Inc. Class A*(a)	$2,217,322
5,598	James River Group Holdings Ltd.	215,523
93,819	Maiden Holdings Ltd.	329,305
13,080	Primerica, Inc.	1,435,399
127,566	Trupanion, Inc.*(a)	3,222,317
5,909	Universal Insurance Holdings, Inc.	248,060

		16,351,522

Interactive Media & Services* – 0.6%
163,397	Liberty TripAdvisor Holdings, Inc. Class A	2,356,185
24,243	QuinStreet, Inc.	385,464
61,935	Yelp, Inc.	2,652,056

		5,393,705

Internet & Direct Marketing Retail – 1.7%
56,026	Etsy, Inc.*	2,382,226
214,961	Groupon, Inc.*	702,922
105,547	Liberty Expedia Holdings, Inc. Class A*	4,582,851
67,389	Nutrisystem, Inc.	2,396,353
64,592	PetMed Express, Inc.(a)	1,804,700
11,887	Stamps.com, Inc.*	2,403,195

		14,272,247

IT Services – 0.7%
19,535	Cardtronics PLC Class A*	530,570
36,129	NIC, Inc.	480,877
105,146	Perficient, Inc.*	2,630,753
10,518	Perspecta, Inc.	257,586
9,814	Science Applications International Corp.	682,171
150,805	ServiceSource International, Inc.*	200,571
80,641	Unisys Corp.*	1,484,601

		6,267,129

Leisure Products – 1.8%
112,309	American Outdoor Brands Corp.*	1,536,387
244,278	Callaway Golf Co.	5,227,549
4,072	Johnson Outdoors, Inc. Class A	306,662
72,222	Malibu Boats, Inc. Class A*	2,903,324
85,852	MCBC Holdings, Inc.*	2,548,087
12,454	Nautilus, Inc.*	152,313
43,758	Sturm Ruger & Co., Inc.(a)	2,598,788
52,718	Vista Outdoor, Inc.*	658,975

		15,932,085

Life Sciences Tools & Services – 0.3%
51,517	Luminex Corp.	1,482,144
22,981	Medpace Holdings, Inc.*	1,197,310

		2,679,454

Machinery – 2.9%
76,984	Albany International Corp. Class A	5,387,340
64,444	Barnes Group, Inc.	3,647,530
13,114	Chart Industries, Inc.*	892,408
2,778	Douglas Dynamics, Inc.	120,537

Common Stocks – (continued)
Machinery – (continued)
15,481	EnPro Industries, Inc.	962,918
3,221	Global Brass & Copper Holdings, Inc.	101,848
14,928	Harsco Corp.*	410,072
80,967	Hillenbrand, Inc.	3,878,319
81,154	Meritor, Inc.*	1,378,807
168,006	Milacron Holdings Corp.*	2,352,084
175,094	Mueller Water Products, Inc. Class A	1,796,465
41,131	Rexnord Corp.*	1,102,722
1,162	Standex International Corp.	94,262
6,417	Tennant Co.	392,207
29,963	The Greenbrier Cos., Inc.	1,421,744
45,061	TriMas Corp.*	1,327,047

		25,266,310

Media – 1.7%
21,530	Gray Television, Inc.*	372,684
10,087	Loral Space & Communications, Inc.*	450,485
75,089	MSG Networks, Inc. Class A*	1,918,524
40,698	New Media Investment Group, Inc.	571,807
90,426	Nexstar Media Group, Inc. Class A	6,772,003
162,981	Sinclair Broadcast Group, Inc. Class A	4,667,776
12,608	Tribune Publishing Co.*	190,255

		14,943,534

Metals & Mining – 0.4%
70,441	Carpenter Technology Corp.	3,071,932

Mortgage Real Estate Investment Trusts (REITs) – 0.1%
72,307	Ladder Capital Corp.	1,217,650

Oil, Gas & Consumable Fuels – 1.9%
5,291	Arch Coal, Inc. Class A	507,407
101,224	CONSOL Energy, Inc.*	4,032,764
25,554	CVR Energy, Inc.	1,098,822
99,148	Delek US Holdings, Inc.	3,640,715
438,063	Denbury Resources, Inc.*	1,511,317
145,157	Renewable Energy Group, Inc.*	4,511,479
100,132	W&T Offshore, Inc.*	674,890

		15,977,394

Paper & Forest Products – 1.6%
144,779	Boise Cascade Co.	4,457,745
180,802	Louisiana-Pacific Corp.	3,936,060
84,735	Schweitzer-Mauduit International, Inc.	2,704,741
80,735	Verso Corp. Class A*	2,269,461

		13,368,007

Personal Products – 0.8%
33,636	Medifast, Inc.	7,120,068

Pharmaceuticals – 3.2%
168,268	Akorn, Inc.*	1,122,348
20,882	ANI Pharmaceuticals, Inc.*	1,013,404
86,833	Assertio Therapeutics, Inc.*	421,574
125,496	Collegium Pharmaceutical, Inc.*(a)	2,014,211
102,576	Endo International PLC*	1,737,637
126,230	Horizon Pharma PLC*	2,298,648

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Pharmaceuticals – (continued)
258,249	Innoviva, Inc.*	$3,605,156
72,300	Intersect ENT, Inc.*	2,028,738
23,698	Mallinckrodt PLC*	593,872
133,097	Pacira Pharmaceuticals, Inc.*	6,507,112
112,490	Phibro Animal Health Corp. Class A	4,828,071
25,169	Prestige Consumer Healthcare, Inc.*	910,111
5,288	WaVe Life Sciences Ltd.*	246,897

		27,327,779

Professional Services – 3.8%
19,551	Barrett Business Services, Inc.	1,230,149
13,734	CRA International, Inc.	578,888
118,022	Exponent, Inc.	5,955,390
3,882	Heidrick & Struggles International, Inc.	133,968
73,882	Insperity, Inc.	8,115,938
132,500	Kforce, Inc.	4,083,650
140,320	Korn/Ferry International	6,334,045
62,486	Navigant Consulting, Inc.	1,349,697
11,387	Resources Connection, Inc.	185,836
120,488	TrueBlue, Inc.*	2,810,985
53,377	WageWorks, Inc.*	2,124,938

		32,903,484

Real Estate Management & Development* – 0.1%
30,282	Marcus & Millichap, Inc.	1,051,391

Road & Rail – 0.6%
73,744	ArcBest Corp.	2,737,377
32,711	Saia, Inc.*	2,056,214
91,893	YRC Worldwide, Inc.*	759,036

		5,552,627

Semiconductors & Semiconductor Equipment – 2.0%
24,544	Cabot Microelectronics Corp.	2,395,985
29,092	Cirrus Logic, Inc.*	1,089,205
88,332	Diodes, Inc.*	2,666,743
287,911	Entegris, Inc.	7,641,158
17,959	Integrated Device Technology, Inc.*	840,661
23,950	Nanometrics, Inc.*	767,837
79,338	Rudolph Technologies, Inc.*	1,649,437

		17,051,026

Software – 8.3%
260,350	8x8, Inc.*	4,475,417
52,965	American Software, Inc. Class A	609,627
56,197	Appfolio, Inc. Class A*	3,208,849
23,301	Apptio, Inc. Class A*	603,496
11,384	Blackbaud, Inc.	816,460
4,985	Blackline, Inc.*	231,204
101,980	Bottomline Technologies DE, Inc.*	6,795,947
239,514	Box, Inc. Class A*	4,311,252
205,658	Cloudera, Inc.*	2,829,854
82,143	Cornerstone OnDemand, Inc.*	4,045,543
83,743	Coupa Software, Inc.*	5,429,059
76,032	Five9, Inc.*	2,992,620
157,915	Hortonworks, Inc.*	2,820,362

Common Stocks – (continued)
Software – (continued)
54,323	HubSpot, Inc.*	7,368,915
11,872	MicroStrategy, Inc. Class A*	1,495,516
15,097	Model N, Inc.*	231,890
12,888	New Relic, Inc.*(b)	1,150,254
91,975	Paylocity Holding Corp.*	6,051,035
159,509	Progress Software Corp.	5,126,619
16,806	Qualys, Inc.*	1,197,259
58,296	Rapid7, Inc.*	2,112,647
15,037	SPS Commerce, Inc.*	1,399,794
19,499	The Trade Desk, Inc. Class A*	2,409,101
42,865	Varonis Systems, Inc.*	2,617,766
22,451	Workiva, Inc.*	765,355

		71,095,841

Specialty Retail – 3.5%
150,460	Abercrombie & Fitch Co. Class A	2,964,062
16,628	America’s Car-Mart, Inc.*	1,245,437
313,683	American Eagle Outfitters, Inc.	7,233,530
75,581	Boot Barn Holdings, Inc.*	1,865,339
52,175	Citi Trends, Inc.	1,321,593
5,261	DSW, Inc. Class A	139,680
237,546	Express, Inc.*	2,092,780
43,459	Five Below, Inc.*	4,946,503
110,125	Hudson Ltd. Class A*	2,328,042
60,781	MarineMax, Inc.*	1,383,376
52,636	Shoe Carnival, Inc.	2,143,864
46,489	Sportsman’s Warehouse Holdings, Inc.*	233,840
7,267	Tilly’s, Inc. Class A	128,917
94,924	Zumiez, Inc.*	2,207,932

		30,234,895

Textiles, Apparel & Luxury Goods* – 0.6%
163,405	Crocs, Inc.	3,356,339
75,720	Fossil Group, Inc.	1,643,881

		5,000,220

Thrifts & Mortgage Finance – 0.3%
2,034	Federal Agricultural Mortgage Corp. Class C	142,054
40,769	Kearny Financial Corp.	527,551
25,073	NMI Holdings, Inc.*	530,043
54,363	Radian Group, Inc.	1,043,226
7,934	Walker & Dunlop, Inc.	332,911
9,888	WSFS Financial Corp.	420,537

		2,996,322

Tobacco – 0.3%
217,037	Vector Group Ltd.	2,934,340

Trading Companies & Distributors – 1.3%
23,673	BMC Stock Holdings, Inc.*	396,286
3,106	DXP Enterprises, Inc.*	98,709
106,984	H&E Equipment Services, Inc.	2,577,244
33,643	Herc Holdings, Inc.*	1,078,594
41,709	Kaman Corp.	2,649,356
93,896	MRC Global, Inc.*	1,486,374

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Trading Companies & Distributors – (continued)
62,710	Rush Enterprises, Inc. Class A	$2,219,307
19,159	Systemax, Inc.	619,027

		11,124,897

Wireless Telecommunication Services – 0.2%
51,567	Shenandoah Telecommunications Co.	1,960,577

TOTAL COMMON STOCKS
(Cost $823,409,879)		$839,291,956

Shares	Dividend Rate	Value
Investment Company(c) – 1.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
9,550,604	2.102%	$9,550,604
(Cost $9,550,604)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $832,960,483)		$848,842,560

Securities Lending Reinvestment Vehicle(c) – 1.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
11,929,725	2.102%	11,929,725
(Cost $11,929,725)

TOTAL INVESTMENTS – 99.9%
(Cost $844,890,208)		$860,772,285

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		725,050

NET ASSETS – 100.0%		$861,497,335

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-mini Russell 2000 Index	163	12/21/18	$12,321,985	$(1,610,326)

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments

October 31, 2018

Shares	Description	Value
Common Stocks – 96.5%
Aerospace & Defense* – 0.3%
7,400	Ducommun, Inc.	$274,984
2,962	Esterline Technologies Corp.	347,620
8,463	Vectrus, Inc.	226,809

		849,413

Air Freight & Logistics* – 0.2%
20,855	Echo Global Logistics, Inc.	536,182

Airlines – 0.2%
9,364	SkyWest, Inc.	536,464

Auto Components – 0.7%
17,071	Cooper-Standard Holdings, Inc.*	1,581,628
9,426	Modine Manufacturing Co.*	122,632
2,721	Standard Motor Products, Inc.	147,234
1,793	Tower International, Inc.	53,234

		1,904,728

Banks – 16.2%
32,303	1st Source Corp.	1,504,997
45,476	Amalgamated Bank Class A*	882,234
6,346	Arrow Financial Corp.	222,998
9,412	Atlantic Capital Bancshares, Inc.*	141,839
15,300	Banner Corp.	884,646
20,045	Bridge Bancorp, Inc.	595,337
70,927	Cadence BanCorp	1,564,650
966	Camden National Corp.	39,171
66,939	CenterState Bank Corp.	1,645,361
61,905	Central Pacific Financial Corp.	1,673,911
593	Century Bancorp, Inc. Class A	44,546
9,066	ConnectOne Bancorp, Inc.	187,938
54,201	Customers Bancorp, Inc.*	1,110,578
70,141	CVB Financial Corp.	1,532,581
15,153	Eagle Bancorp, Inc.*	745,073
21,002	Equity Bancshares, Inc. Class A*	757,962
2,471	Esquire Financial Holdings, Inc.*(a)	59,255
27,578	Financial Institutions, Inc.	787,352
36,998	First Bancorp/Southern Pines NC	1,364,856
6,415	First Busey Corp.	179,107
117,743	First Commonwealth Financial Corp.	1,589,531
22,383	First Financial Corp.	1,026,484
11,037	First Foundation, Inc.*	178,910
25,551	First Internet Bancorp	658,449
28,518	First Merchants Corp.	1,186,634
21,716	Flushing Financial Corp.	492,736
94,616	Fulton Financial Corp.	1,514,802
3,107	Great Southern Bancorp, Inc.	168,244
43,528	Hancock Whitney Corp.	1,826,435
37,577	Hanmi Financial Corp.	788,365
5,046	Hilltop Holdings, Inc.	100,415
70,662	Home BancShares, Inc.	1,345,404
13,436	HomeTrust Bancshares, Inc.*	366,265
8,755	Horizon Bancorp, Inc.	146,734
12,717	IBERIABANK Corp.	947,289
25,549	Independent Bank Group, Inc.	1,479,543
47,470	International Bancshares Corp.	1,837,089
147,025	Investors Bancorp, Inc.	1,643,739

Common Stocks – (continued)
Banks – (continued)
9,116	Macatawa Bank Corp.	98,909
5,199	MBT Financial Corp.	59,321
27,771	Mercantile Bank Corp.	882,007
6,141	Metropolitan Bank Holding Corp.*	226,357
3,322	Nicolet Bankshares, Inc.*	177,395
12,115	Northeast Bancorp	227,883
31,597	Old National Bancorp	564,006
10,787	Opus Bank	204,845
17,202	Peapack Gladstone Financial Corp.	464,282
7,938	Republic Bancorp, Inc. Class A	356,178
29,130	Sierra Bancorp	793,210
3,871	South State Corp.	261,951
47,859	Southern National Bancorp of Virginia, Inc.	723,149
43,763	The Bancorp, Inc.*	459,512
5,208	The First of Long Island Corp.	105,254
30,735	TriCo Bancshares	1,107,075
10,023	TriState Capital Holdings, Inc.*	252,780
34,981	United Bankshares, Inc.	1,160,320
64,588	United Community Banks, Inc.	1,606,304

		42,952,198

Biotechnology* – 3.1%
10,643	Acorda Therapeutics, Inc.	203,388
12,079	AMAG Pharmaceuticals, Inc.	259,698
5,187	Concert Pharmaceuticals, Inc.	77,390
25,559	Genomic Health, Inc.	1,832,836
66,586	Halozyme Therapeutics, Inc.	1,034,081
4,149	Ironwood Pharmaceuticals, Inc.	54,352
3,268	Ligand Pharmaceuticals, Inc.	538,599
3,099	Minerva Neurosciences, Inc.	33,996
30,867	Myriad Genetics, Inc.	1,389,941
7,861	Natera, Inc.	172,627
16,617	Pieris Pharmaceuticals, Inc.	68,462
15,480	Prothena Corp. PLC	191,952
2,856	PTC Therapeutics, Inc.	110,013
9,683	REGENXBIO, Inc.	645,566
13,804	Retrophin, Inc.	354,211
6,789	Vanda Pharmaceuticals, Inc.	128,787
63,275	Veracyte, Inc.	939,634
4,692	Zafgen, Inc.	45,559

		8,081,092

Building Products – 0.2%
17,320	Armstrong Flooring, Inc.*	269,326
1,704	Continental Building Products, Inc.*	47,388
2,019	Simpson Manufacturing Co., Inc.	115,245

		431,959

Capital Markets – 1.1%
8,407	Focus Financial Partners, Inc. Class A*	321,147
5,355	GAMCO Investors, Inc. Class A	109,885
23,912	Investment Technology Group, Inc.	657,102
25,515	Oppenheimer Holdings, Inc. Class A	784,841
15,242	Piper Jaffray Cos.	1,057,490

		2,930,465

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Chemicals – 1.4%
15,602	AdvanSix, Inc.*	$432,799
1,311	Balchem Corp.	122,775
14,879	FutureFuel Corp.	244,016
9,631	Innospec, Inc.	644,507
22,595	Kraton Corp.*	622,266
10,923	Minerals Technologies, Inc.	598,034
12,221	OMNOVA Solutions, Inc.*	90,313
32,693	PolyOne Corp.	1,056,311

		3,811,021

Commercial Services & Supplies – 1.1%
41,002	Advanced Disposal Services, Inc.*	1,110,744
20,159	Brady Corp. Class A	812,206
3,731	Ennis, Inc.	72,232
5,663	McGrath RentCorp	302,347
3,979	UniFirst Corp.	594,065
1,252	VSE Corp.	39,263

		2,930,857

Communications Equipment – 1.5%
20,261	ADTRAN, Inc.	272,308
25,082	Casa Systems, Inc.*	361,181
61,434	Ciena Corp.* (b)	1,920,427
46,173	Comtech Telecommunications Corp.	1,289,150

		3,843,066

Construction & Engineering – 1.8%
54,922	Aegion Corp.*	1,063,290
23,510	Comfort Systems USA, Inc.	1,257,315
23,350	EMCOR Group, Inc.	1,657,383
2,696	NV5 Global, Inc.*	210,477
5,934	Orion Group Holdings, Inc.*	28,008
4,963	Sterling Construction Co., Inc.*	56,380
35,099	Tutor Perini Corp.*	544,034

		4,816,887

Consumer Finance* – 0.2%
3,324	Enova International, Inc.	78,613
13,769	Regional Management Corp.	397,373

		475,986

Distributors – 0.8%
52,988	Core-Mark Holding Co., Inc.	2,035,269

Diversified Consumer Services – 1.0%
6,347	American Public Education, Inc.*	207,737
3,173	Carriage Services, Inc.	60,478
100,071	Houghton Mifflin Harcourt Co.*	670,476
46,874	K12, Inc.*	1,003,572
17,099	Laureate Education, Inc. Class A*	254,604
5,473	Weight Watchers International, Inc.*	361,765

		2,558,632

Diversified Financial Services* – 0.7%
87,462	Cannae Holdings, Inc.	1,615,423
28,126	On Deck Capital, Inc.	194,070

		1,809,493

Common Stocks – (continued)
Diversified Telecommunication Services – 0.7%
17,191	Cogent Communications Holdings, Inc.	893,588
79,113	Vonage Holdings Corp.*	1,049,039

		1,942,627

Electric Utilities – 1.5%
19,656	IDACORP, Inc.	1,833,119
48,450	Portland General Electric Co.	2,184,126

		4,017,245

Electrical Equipment – 0.2%
9,320	Encore Wire Corp.	411,944

Electronic Equipment, Instruments & Components – 3.0%
14,063	Anixter International, Inc.*	923,798
3,951	Control4 Corp.*	110,312
40,618	Fabrinet*	1,759,572
8,933	FARO Technologies, Inc.*	451,474
49,985	Fitbit, Inc. Class A*(a)	236,429
33,871	Insight Enterprises, Inc.*	1,750,792
19,781	Kimball Electronics, Inc.*	363,970
728	Mesa Laboratories, Inc.	132,998
28,312	PC Connection, Inc.	938,260
11,494	ScanSource, Inc.*	446,887
3,904	Tech Data Corp.*	275,857
19,893	Vishay Precision Group, Inc.*	645,528

		8,035,877

Energy Equipment & Services* – 3.4%
10,501	Basic Energy Services, Inc.	81,593
69,944	FTS International, Inc.	895,983
105,094	Helix Energy Solutions Group, Inc.	895,401
39,626	Matrix Service Co.	805,596
112,885	McDermott International, Inc.	872,601
6,149	Natural Gas Services Group, Inc.	118,676
84,084	Newpark Resources, Inc.	690,330
96,411	Noble Corp. PLC	483,983
13,489	Oceaneering International, Inc.	255,482
63,018	Pioneer Energy Services Corp.	187,163
7,577	Rowan Cos. PLC Class A	120,550
33,237	SEACOR Holdings, Inc.	1,595,044
12,068	Select Energy Services, Inc. Class A	115,370
101,399	Superior Energy Services, Inc.	793,954
53,562	TETRA Technologies, Inc.	159,079
37,916	Unit Corp.	876,997

		8,947,802

Entertainment(a) – 0.6%
86,069	AMC Entertainment Holdings, Inc. Class A	1,657,689

Equity Real Estate Investment Trusts (REITs) – 10.4%
17,607	American Assets Trust, Inc.	675,405
146,478	Cedar Realty Trust, Inc.	552,222
39,737	Chatham Lodging Trust	774,871
266,900	Cousins Properties, Inc.	2,217,939
69,200	First Industrial Realty Trust, Inc.	2,124,440
43,330	Gladstone Commercial Corp.	822,837

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – (continued)
9,069	Independence Realty Trust, Inc.	$89,874
4,741	Industrial Logistics Properties Trust	102,358
28,428	InfraREIT, Inc.*	597,557
41,494	Kite Realty Group Trust	657,265
52,321	Lexington Realty Trust	406,534
4,963	National Health Investors, Inc.	364,582
40,374	NexPoint Residential Trust, Inc.	1,438,929
72,413	NorthStar Realty Europe Corp.	971,782
74,784	Pennsylvania Real Estate Investment Trust	669,317
43,982	Physicians Realty Trust	729,222
90,188	Piedmont Office Realty Trust, Inc. Class A	1,625,188
71,638	Ramco-Gershenson Properties Trust	951,353
68,918	Rexford Industrial Realty, Inc.	2,182,633
3,992	Ryman Hospitality Properties, Inc.	309,739
74,333	STAG Industrial, Inc.	1,966,851
65,018	Summit Hotel Properties, Inc.	749,007
90,285	Sunstone Hotel Investors, Inc.	1,306,424
51,845	Terreno Realty Corp.	1,940,558
8,078	Urban Edge Properties	165,518
22,251	Urstadt Biddle Properties, Inc. Class A	443,017
40,027	Washington Prime Group, Inc.	256,173
66,008	Washington Real Estate Investment Trust	1,839,643
29,909	Xenia Hotels & Resorts, Inc.	614,630

		27,545,868

Food & Staples Retailing – 0.8%
20,104	Ingles Markets, Inc. Class A	662,226
28,388	Smart & Final Stores, Inc.*	143,359
7,409	SpartanNash Co.	132,250
15,134	Village Super Market, Inc. Class A	372,902
19,933	Weis Markets, Inc.	919,908

		2,230,645

Food Products – 1.6%
10,246	Cal-Maine Foods, Inc.	498,673
10,726	Darling Ingredients, Inc.*	221,599
39,047	Dean Foods Co.	311,986
35,133	Fresh Del Monte Produce, Inc.	1,160,443
21,943	Freshpet, Inc.*	836,028
6,956	J&J Snack Foods Corp.	1,086,249
968	Lancaster Colony Corp.	165,896

		4,280,874

Gas Utilities – 1.0%
22,444	ONE Gas, Inc.	1,771,056
11,534	Spire, Inc.	837,138

		2,608,194

Health Care Providers & Services – 1.4%
8,437	Amedisys, Inc.*	928,070
2,892	Civitas Solutions, Inc.*	41,818
5,058	Magellan Health, Inc.*	329,073
4,021	National HealthCare Corp.	319,790

Common Stocks – (continued)
Health Care Providers & Services – (continued)
49,520	Patterson Cos., Inc.	1,118,162
17,280	The Ensign Group, Inc.	640,051
21,716	Triple-S Management Corp. Class B*	372,647

		3,749,611

Hotels, Restaurants & Leisure – 2.8%
20,131	BJ’s Restaurants, Inc.	1,231,614
11,235	Brinker International, Inc.	487,037
38,731	Carrols Restaurant Group, Inc.*	509,700
4,437	Del Frisco’s Restaurant Group, Inc.*	29,950
10,287	Del Taco Restaurants, Inc.*	112,128
29,776	Denny’s Corp.*	516,614
10,723	Fiesta Restaurant Group, Inc.*	276,761
23,038	Jack in the Box, Inc.	1,818,389
28,381	Red Robin Gourmet Burgers, Inc.*	857,106
18,191	SeaWorld Entertainment, Inc.*	475,149
19,928	Texas Roadhouse, Inc.	1,204,847

		7,519,295

Household Durables – 1.4%
12,077	Bassett Furniture Industries, Inc.	238,521
17,315	Ethan Allen Interiors, Inc.	331,409
7,639	Helen of Troy Ltd.*	948,153
70,098	KB Home	1,399,857
10,745	Tupperware Brands Corp.	377,149
27,644	William Lyon Homes Class A*	374,853

		3,669,942

Insurance – 4.3%
64,958	American Equity Investment Life Holding Co.	2,027,989
28,126	AMERISAFE, Inc.	1,830,721
27,012	Argo Group International Holdings Ltd.	1,664,209
38,772	Employers Holdings, Inc.	1,781,961
17,126	FBL Financial Group, Inc. Class A	1,181,351
184,111	Genworth Financial, Inc. Class A*	787,995
2,109	Goosehead Insurance, Inc. Class A*	72,297
18,073	James River Group Holdings Ltd.	695,811
49,613	Maiden Holdings Ltd.	174,142
3,242	National Western Life Group, Inc. Class A	873,006
4,082	ProAssurance Corp.	179,281
5,301	Protective Insurance Corp. Class B	122,188
1,446	The Navigators Group, Inc.	99,991

		11,490,942

Internet & Direct Marketing Retail* – 0.7%
44,629	Liberty Expedia Holdings, Inc. Class A	1,937,791

IT Services – 1.2%
38,697	Perficient, Inc.*	968,199
47,927	Perspecta, Inc.	1,173,732
4,861	Presidio, Inc.	65,137
38,435	ServiceSource International, Inc.*	51,119
4,520	Sykes Enterprises, Inc.*	138,628
34,853	Unisys Corp.*	641,644

		3,038,459

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Leisure Products – 1.6%
81,670	American Outdoor Brands Corp.*	$1,117,246
71,143	Callaway Golf Co.	1,522,460
4,707	Johnson Outdoors, Inc. Class A	354,484
4,060	MCBC Holdings, Inc.*	120,501
2,443	Sturm Ruger & Co., Inc.(a)	145,090
75,654	Vista Outdoor, Inc.*	945,675

		4,205,456

Machinery – 2.6%
3,032	Albany International Corp. Class A	212,179
18,206	Barnes Group, Inc.	1,030,460
7,706	EnPro Industries, Inc.	479,313
4,827	ESCO Technologies, Inc.	295,509
3,625	Hurco Cos., Inc.	147,682
43,000	Milacron Holdings Corp.*	602,000
14,027	Miller Industries, Inc.	339,033
31,464	Mueller Water Products, Inc. Class A	322,821
16,958	Rexnord Corp.*	454,644
23,656	The Greenbrier Cos., Inc.	1,122,477
60,424	TriMas Corp.*	1,779,487

		6,785,605

Media – 2.2%
3,396	Emerald Expositions Events, Inc.	49,650
10,711	Entravision Communications Corp. Class A	52,912
48,816	Gray Television, Inc.*	845,005
73,393	MSG Networks, Inc. Class A*	1,875,191
46,885	New Media Investment Group, Inc.	658,734
7,456	Nexstar Media Group, Inc. Class A	558,380
51,630	Sinclair Broadcast Group, Inc. Class A	1,478,683
17,020	WideOpenWest, Inc.*	165,775

		5,684,330

Metals & Mining – 0.9%
19,355	Allegheny Technologies, Inc.*	501,101
31,669	Carpenter Technology Corp.	1,381,085
34,066	SunCoke Energy, Inc.*	381,539

		2,263,725

Mortgage Real Estate Investment Trusts (REITs) – 1.2%
182,361	Anworth Mortgage Asset Corp.	795,094
5,404	Cherry Hill Mortgage Investment Corp.	96,786
56,027	Dynex Capital, Inc.	324,396
3,245	KKR Real Estate Finance Trust, Inc.	65,160
105,592	Ladder Capital Corp.	1,778,169

		3,059,605

Multi-Utilities – 2.0%
29,294	Black Hills Corp.	1,742,993
36,509	NorthWestern Corp.	2,145,269
30,719	Unitil Corp.	1,459,459

		5,347,721

Oil, Gas & Consumable Fuels – 3.9%
12,228	Arch Coal, Inc. Class A	1,172,665

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
15,044	California Resources Corp.*	471,479
29,140	CONSOL Energy, Inc.*	1,160,938
3,989	CVR Energy, Inc.	171,527
18,315	Delek US Holdings, Inc.	672,527
93,081	Denbury Resources, Inc.*	321,129
22,227	DHT Holdings, Inc.	111,802
51,163	Gulfport Energy Corp.*	466,095
999	NACCO Industries, Inc. Class A	34,505
58,229	Oasis Petroleum, Inc.*	585,784
19,449	Overseas Shipholding Group, Inc. Class A*	61,070
26,960	PDC Energy, Inc.*	1,144,452
25,359	Peabody Energy Corp.	898,976
50,613	Renewable Energy Group, Inc.*	1,573,052
5,371	REX American Resources Corp.*	398,367
77,649	Southwestern Energy Co.*	414,646
64,312	W&T Offshore, Inc.*	433,463
5,472	World Fuel Services Corp.	175,104

		10,267,581

Paper & Forest Products – 1.6%
35,390	Boise Cascade Co.	1,089,658
43,054	Louisiana-Pacific Corp.	937,286
46,125	Schweitzer-Mauduit International, Inc.	1,472,310
28,573	Verso Corp. Class A*	803,187

		4,302,441

Personal Products – 0.5%
6,658	Medifast, Inc.	1,409,365

Pharmaceuticals – 1.9%
39,914	Akorn, Inc.*	266,226
10,993	Collegium Pharmaceutical, Inc.*	176,438
60,715	Endo International PLC*	1,028,512
2,997	Innoviva, Inc.*	41,838
26,331	Mallinckrodt PLC*	659,855
24,221	Pacira Pharmaceuticals, Inc.*	1,184,165
25,646	Phibro Animal Health Corp. Class A	1,100,726
14,798	Prestige Consumer Healthcare, Inc.*	535,096

		4,992,856

Professional Services – 2.9%
12,966	Acacia Research Corp.*	42,528
1,086	Barrett Business Services, Inc.	68,331
33,968	CBIZ, Inc.*	753,410
11,891	CRA International, Inc.	501,206
14,623	Huron Consulting Group, Inc.*	796,807
14,287	Insperity, Inc.	1,569,427
35,235	Kforce, Inc.	1,085,943
9,537	Korn/Ferry International	430,500
66,251	Navigant Consulting, Inc.	1,431,022
41,091	TrueBlue, Inc.*	958,653

		7,637,827

Road & Rail – 0.5%
22,852	ArcBest Corp.	848,266

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Road & Rail – (continued)
5,643	Covenant Transportation Group, Inc. Class A*	$141,244
35,167	YRC Worldwide, Inc.*	290,480

		1,279,990

Semiconductors & Semiconductor Equipment – 0.7%
18,263	Amkor Technology, Inc.*	130,580
15,831	Cirrus Logic, Inc.*	592,713
25,527	Diodes, Inc.*	770,660
12,155	Entegris, Inc.	322,594
7,757	Xperi Corp.	100,841

		1,917,388

Software – 0.8%
12,414	Bottomline Technologies DE, Inc.*	827,269
12,477	Cloudera, Inc.*	171,684
6,025	MicroStrategy, Inc. Class A*	758,969
3,754	Paylocity Holding Corp.*	246,976
6,238	Progress Software Corp.	200,489

		2,205,387

Specialty Retail – 3.1%
65,134	Abercrombie & Fitch Co. Class A	1,283,140
27,204	American Eagle Outfitters, Inc.	627,324
2,786	Boot Barn Holdings, Inc.*	68,759
29,671	Citi Trends, Inc.	751,566
42,282	DSW, Inc. Class A	1,122,587
96,052	Express, Inc.*	846,218
8,004	Hibbett Sports, Inc.*	139,830
12,147	MarineMax, Inc.*	276,466
27,412	Shoe Carnival, Inc.	1,116,491
23,618	Signet Jewelers Ltd.	1,323,789
8,773	Sportsman’s Warehouse Holdings, Inc.*	44,128
5,154	The Cato Corp. Class A	99,369
2,269	Tilly’s, Inc. Class A	40,252
25,397	Zumiez, Inc.*	590,734

		8,330,653

Technology Hardware, Storage & Peripherals* – 0.0%
1,694	Cray, Inc.	38,437

Textiles, Apparel & Luxury Goods* – 0.1%
9,381	Fossil Group, Inc.	203,661

Thrifts & Mortgage Finance – 3.1%
18,770	BankFinancial Corp.	265,032
13,086	Federal Agricultural Mortgage Corp. Class C	913,926
17,147	First Defiance Financial Corp.	466,741
115,441	Kearny Financial Corp.	1,493,807
17,046	Meridian Bancorp, Inc.	270,009
4,036	PCSB Financial Corp.	75,554
32,161	PennyMac Financial Services, Inc.	642,898
126,095	Radian Group, Inc.	2,419,763
5,674	Riverview Bancorp, Inc.	48,059
136,225	TrustCo Bank Corp. NY	1,020,325
24,712	United Community Financial Corp.	226,115

Common Stocks – (continued)
Thrifts & Mortgage Finance – (continued)
3,508	United Financial Bancorp, Inc.	54,199
9,933	WSFS Financial Corp.	422,450

		8,318,878

Tobacco – 0.2%
35,088	Vector Group Ltd.	474,390

Trading Companies & Distributors – 0.9%
25,763	BMC Stock Holdings, Inc.*	431,272
1,214	DXP Enterprises, Inc.*	38,581
12,908	H&E Equipment Services, Inc.	310,954
26,496	MRC Global, Inc.*	419,432
17,678	Rush Enterprises, Inc. Class A	625,624
5,597	Systemax, Inc.	180,839
27,028	Titan Machinery, Inc.*	385,149

		2,391,851

Water Utilities – 0.1%
3,127	Artesian Resources Corp. Class A	114,417
3,173	The York Water Co.	98,807

		213,224

Wireless Telecommunication Services – 0.2%
1,585	Shenandoah Telecommunications Co.	60,262
41,243	Spok Holdings, Inc.	578,227

		638,489

TOTAL COMMON STOCKS
(Cost $259,942,209)		$255,557,377

Shares	Dividend Rate	Value
Investment Company(c) – 1.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
3,260,345	2.102%	$3,260,345
(Cost $3,260,345)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $263,202,554)		$258,817,722

Securities Lending Reinvestment Vehicle(c) – 0.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,315,150	2.102	1,315,150
(Cost $1,315,150)

TOTAL INVESTMENTS – 98.2%
(Cost $264,517,704)		$260,132,872

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%		4,707,823

NET ASSETS – 100.0%		$264,840,695

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2018

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-mini Russell 2000 Index	55	12/21/18	$4,157,725	$(183,604)

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2018

Shares	Description	Value
Common Stocks – 96.8%
Aerospace & Defense – 1.9%
12,164	Harris Corp.	$1,808,908
79,682	The Boeing Co.	28,275,955

		30,084,863

Airlines – 2.2%
266,308	Delta Air Lines, Inc.	14,575,037
157,909	Southwest Airlines Co.	7,753,332
138,495	United Continental Holdings, Inc.*	11,842,707

		34,171,076

Auto Components – 0.2%
143,813	The Goodyear Tire & Rubber Co.	3,028,702

Automobiles – 1.5%
363,697	General Motors Co.	13,307,673
141,207	Thor Industries, Inc.	9,833,656

		23,141,329

Banks – 6.2%
394,476	Bank of America Corp.	10,848,090
404,341	Citigroup, Inc.	26,468,162
460,152	Citizens Financial Group, Inc.	17,186,677
192,385	Comerica, Inc.	15,690,920
12,817	East West Bancorp, Inc.	672,123
31,277	F.N.B. Corp.	370,007
246,293	Fifth Third Bancorp	6,647,448
537	First Citizens BancShares, Inc. Class A	229,100
82,991	JPMorgan Chase & Co.	9,047,679
139,160	KeyCorp	2,527,146
9,355	SVB Financial Group*	2,219,287
85,328	Western Alliance Bancorp*	4,116,223

		96,022,862

Beverages – 0.3%
13,099	Constellation Brands, Inc. Class A	2,609,714
56,177	Monster Beverage Corp.*	2,968,954

		5,578,668

Biotechnology – 4.3%
287,592	AbbVie, Inc.	22,389,037
69,702	Amgen, Inc.	13,437,849
48,456	Biogen, Inc.*	14,743,707
113,603	Gilead Sciences, Inc.	7,745,452
1,604	Regeneron Pharmaceuticals, Inc.*	544,141
46,558	Vertex Pharmaceuticals, Inc.*	7,889,719

		66,749,905

Building Products* – 0.0%
6,497	Resideo Technologies, Inc.	136,765

Capital Markets – 1.6%
70,796	BGC Partners, Inc. Class A	749,730
40,766	MSCI, Inc.	6,130,391
99,753	S&P Global, Inc.	18,186,967
14,968	The Charles Schwab Corp.	692,120

		25,759,208

Common Stocks – (continued)
Chemicals – 1.2%
18,721	DowDuPont, Inc.	1,009,436
43,665	The Sherwin-Williams Co.	17,180,868

		18,190,304

Commercial Services & Supplies – 0.1%
22,661	Republic Services, Inc.	1,647,002

Communications Equipment – 2.6%
470,058	Cisco Systems, Inc.	21,505,154
95,056	Juniper Networks, Inc.	2,782,289
85,959	Palo Alto Networks, Inc.*	15,733,935

		40,021,378

Construction & Engineering* – 0.1%
60,841	AECOM	1,772,907

Consumer Finance – 0.8%
241,718	Ally Financial, Inc.	6,142,055
222,815	Synchrony Financial	6,434,897

		12,576,952

Containers & Packaging – 1.3%
10,706	Berry Global Group, Inc.*	466,996
71,011	International Paper Co.	3,221,059
370,659	WestRock Co.	15,927,217

		19,615,272

Diversified Consumer Services – 0.2%
94,149	H&R Block, Inc.	2,498,714

Diversified Financial Services – 1.4%
55,275	Berkshire Hathaway, Inc. Class B*	11,346,852
246,628	Voya Financial, Inc.	10,792,441

		22,139,293

Diversified Telecommunication Services – 0.2%
1	AT&T, Inc.	31
16,211	Verizon Communications, Inc.	925,486
55,740	Zayo Group Holdings, Inc.*	1,665,511

		2,591,028

Electric Utilities – 0.9%
48,041	Duke Energy Corp.	3,969,628
218,496	Exelon Corp.	9,572,310
9,033	OGE Energy Corp.	326,543

		13,868,481

Electronic Equipment, Instruments & Components – 0.8%
74,738	CDW Corp.	6,727,167
15,137	Dolby Laboratories, Inc. Class A	1,041,577
42,096	FLIR Systems, Inc.	1,949,466
13,427	Zebra Technologies Corp. Class A*	2,232,910

		11,951,120

Energy Equipment & Services – 0.9%
228,285	Halliburton Co.	7,916,924
22,284	Schlumberger Ltd.	1,143,392

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Energy Equipment & Services – (continued)
203,651	TechnipFMC PLC	$5,356,021

		14,416,337

Entertainment – 1.6%
125,626	Cinemark Holdings, Inc.	5,222,273
24,011	Netflix, Inc.*	7,246,039
385,962	Viacom, Inc. Class B	12,343,065

		24,811,377

Equity Real Estate Investment Trusts (REITs) – 2.6%
276,074	American Homes 4 Rent Class A	5,816,879
2,164	Boston Properties, Inc.	261,325
76,728	Duke Realty Corp.	2,115,391
36,379	Empire State Realty Trust, Inc. Class A	576,971
122,471	Equity Residential	7,955,716
655,470	Host Hotels & Resorts, Inc.	12,526,032
287,579	Kimco Realty Corp.	4,627,146
14,947	Lamar Advertising Co. Class A	1,095,914
51,109	Paramount Group, Inc.	730,347
19,959	Park Hotels & Resorts, Inc.	580,208
34,561	Sun Communities, Inc.	3,472,344

		39,758,273

Food & Staples Retailing – 0.4%
57,671	Walmart, Inc.	5,783,248

Food Products – 1.2%
60,632	Conagra Brands, Inc.	2,158,499
62,112	Ingredion, Inc.	6,284,492
167,320	Tyson Foods, Inc. Class A	10,025,815

		18,468,806

Gas Utilities – 0.0%
4,090	UGI Corp.	217,015

Health Care Equipment & Supplies – 3.4%
23,691	ABIOMED, Inc.*	8,083,369
109,804	Boston Scientific Corp.*	3,968,316
10,983	Hill-Rom Holdings, Inc.	923,451
78,132	IDEXX Laboratories, Inc.*	16,573,360
255,561	Medtronic PLC	22,954,489

		52,502,985

Health Care Providers & Services – 3.0%
18,039	Anthem, Inc.	4,971,007
86,214	HCA Healthcare, Inc.	11,512,155
36,723	Humana, Inc.	11,766,417
9,874	Molina Healthcare, Inc.*	1,251,727
6,621	UnitedHealth Group, Inc.	1,730,398
54,057	WellCare Health Plans, Inc.*	14,919,192

		46,150,896

Hotels, Restaurants & Leisure – 0.6%
109,217	Yum! Brands, Inc.	9,874,309

Common Stocks – (continued)
Household Durables – 1.3%
454,460	D.R. Horton, Inc.	16,342,382
27,795	PulteGroup, Inc.	682,923
32,761	Whirlpool Corp.	3,595,847

		20,621,152

Household Products – 0.4%
70,666	The Procter & Gamble Co.	6,266,661

Independent Power and Renewable Electricity Producers – 0.1%
59,085	NRG Energy, Inc.	2,138,286

Industrial Conglomerates – 0.4%
47,864	Honeywell International, Inc.	6,931,665

Insurance – 3.3%
155,088	Arch Capital Group Ltd.*	4,399,847
173,331	Assured Guaranty Ltd.	6,929,773
5,449	First American Financial Corp.	241,554
4,261	Reinsurance Group of America, Inc.	606,639
183,281	The Allstate Corp.	17,543,657
261,966	The Progressive Corp.	18,259,030
11,469	Torchmark Corp.	970,965
1,986	White Mountains Insurance Group Ltd.	1,760,927

		50,712,392

Interactive Media & Services* – 4.3%
19,797	Alphabet, Inc. Class A	21,590,213
20,122	Alphabet, Inc. Class C	21,666,766
150,675	Facebook, Inc. Class A	22,870,958
3,631	Twitter, Inc.	126,177

		66,254,114

Internet & Direct Marketing Retail – 3.2%
27,744	Amazon.com, Inc.*	44,335,189
2,978	Booking Holdings, Inc.*	5,582,499
2,757	Expedia Group, Inc.	345,811

		50,263,499

IT Services – 2.7%
75,663	Black Knight, Inc.*	3,690,085
38,435	Fidelity National Information Services, Inc.	4,001,084
209,538	PayPal Holdings, Inc.*	17,641,004
36,906	VeriSign, Inc.*	5,260,581
82,450	Visa, Inc. Class A	11,365,732

		41,958,486

Machinery – 1.7%
22,418	Caterpillar, Inc.	2,719,752
4,189	Cummins, Inc.	572,594
52,439	Illinois Tool Works, Inc.	6,689,643
104,801	Parker-Hannifin Corp.	15,890,976

		25,872,965

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Media & Entertainment – 1.9%
2,063	Cable One, Inc.	$1,847,911
713,384	Comcast Corp. Class A	27,208,466

		29,056,377

Metals & Mining – 0.9%
222,324	Nucor Corp.	13,143,795
13,228	Steel Dynamics, Inc.	523,829

		13,667,624

Multi-Utilities – 3.2%
178,800	Ameren Corp.	11,546,904
244,946	CenterPoint Energy, Inc.	6,615,991
321,828	CMS Energy Corp.	15,936,923
145,786	DTE Energy Co.	16,386,346

		50,486,164

Multiline Retail – 1.0%
184,994	Target Corp.	15,471,048

Oil, Gas & Consumable Fuels – 6.3%
62,302	Anadarko Petroleum Corp.	3,314,466
31,654	CNX Resources Corp.*	495,385
299,975	ConocoPhillips	20,968,253
89,659	Exxon Mobil Corp.	7,144,029
142,698	HollyFrontier Corp.	9,623,553
267,193	Marathon Petroleum Corp.	18,823,747
31,252	PBF Energy, Inc. Class A	1,307,896
178,441	Phillips 66	18,347,304
181,890	Valero Energy Corp.	16,568,360
18,794	Whiting Petroleum Corp.*	701,016

		97,294,009

Personal Products – 0.4%
51,485	The Estee Lauder Cos., Inc. Class A	7,076,098

Pharmaceuticals – 7.0%
106,944	Allergan PLC	16,898,221
370,844	Bristol-Myers Squibb Co.	18,742,456
289,452	Johnson & Johnson	40,520,386
30,341	Merck & Co., Inc.	2,233,401
350,153	Mylan NV*	10,942,281
34,566	Pfizer, Inc.	1,488,412
201,053	Zoetis, Inc.	18,124,928

		108,950,085

Professional Services – 0.4%
74,361	ManpowerGroup, Inc.	5,673,001

Road & Rail – 1.9%
157,144	CSX Corp.	10,820,936
110,294	Norfolk Southern Corp.	18,510,642

		29,331,578

Semiconductors & Semiconductor Equipment – 1.7%
114,417	Analog Devices, Inc.	9,577,847
63,924	Applied Materials, Inc.	2,101,821

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – (continued)
128,434	Micron Technology, Inc.*	4,844,531
48,751	NVIDIA Corp.	10,278,173

		26,802,372

Software – 6.7%
66,634	Adobe, Inc.*	16,375,972
96,755	Citrix Systems, Inc.*	9,914,485
88,673	Fortinet, Inc.*	7,287,147
90,814	Intuit, Inc.	19,161,754
373,999	Microsoft Corp.	39,946,833
32,792	Oracle Corp.	1,601,561
23,088	ServiceNow, Inc.*	4,179,851
50,971	Splunk, Inc.*	5,088,945

		103,556,548

Specialty Retail – 1.7%
14,043	AutoZone, Inc.*	10,300,119
228,008	Best Buy Co., Inc.	15,997,042

		26,297,161

Technology Hardware, Storage & Peripherals – 3.3%
237,968	Apple, Inc.(a)	52,081,677

Tobacco – 1.5%
273,416	Philip Morris International, Inc.	24,079,747

TOTAL COMMON STOCKS
(Cost $1,485,897,975)		$1,504,371,784

Shares	Dividend Rate	Value
Investment Company(b) – 1.6%
Goldman Sachs Financial Square Government Fund — Institutional Shares
23,933,904	2.102%	$23,933,904
(Cost $23,933,904)

TOTAL INVESTMENTS — 98.4%
(Cost $1,509,831,879)		$1,528,305,688

OTHER ASSETS IN EXCESS OF LIABILITIES — 1.6%		25,167,127

NET ASSETS — 100.0%		$1,553,472,815

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	— Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2018

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts
S&P 500 E-Mini Index	206	12/21/18	$27,924,330	$(1,906,386)

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities

October 31, 2018

	Large Cap Growth Insights Fund	Large Cap Value Insights Fund	Small Cap Equity Insights Fund
Assets:
Investments of unaffiliated issuers, at value (cost $1,827,504,788, $456,084,663 and $577,820,195(a), respectively)	$2,035,698,041	$458,104,243	$567,814,084
Investments of affiliated issuers, at value (cost $37,210, $7,298,796, and $223,093, respectively)	37,210	7,298,796	223,093
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $0, $0 and $11,340,050, respectively)	—	—	11,340,050
Cash	11,078,153	7,134,974	7,983,410
Variation margin on futures contracts	—	92,886	—
Receivables:
Investments sold	59,566,920	—	7,396,908
Fund shares sold	4,336,794	989,548	2,703,894
Dividends	1,189,314	412,666	89,907
Reimbursement from investment adviser	63,594	55,916	69,187
Securities lending income	—	—	6,657
Other assets	107,349	124,921	122,162
Total assets	2,112,077,375	474,213,950	597,749,352

Liabilities:
Variation margin on futures contracts	—	—	41
Payables:
Investments purchased	47,502,068	15,237	7,906,697
Fund shares redeemed	4,520,030	870,350	1,480,835
Management fees	904,892	207,241	403,067
Distribution and Service fees and Transfer Agency fees	309,335	58,086	58,292
Payable upon return of securities loaned	—	—	11,340,050
Accrued expenses	220,854	131,145	146,101
Total liabilities	53,457,179	1,282,059	21,335,083

Net Assets:
Paid-in capital	1,687,295,974	448,683,391	555,953,665
Total distributable earnings	371,324,222	24,248,500	20,460,604
NET ASSETS	$2,058,620,196	$472,931,891	$576,414,269
Net Assets:
Class A	$317,417,944	$62,349,363	$55,471,776
Class C	56,046,457	10,057,722	7,138,917
Institutional	806,091,298	122,586,924	212,229,136
Service	53,347,252	10,198,621	2,031,061
Investor	415,756,986	84,895,393	44,983,515
Class P	39,938,352	27,967,272	66,823,234
Class R	25,893,281	5,651,325	14,624,654
Class R6	344,128,626	149,225,271	173,111,976
Total Net Assets	$2,058,620,196	$472,931,891	$576,414,269
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	10,222,228	2,888,505	2,155,287
Class C	2,017,844	470,112	321,145
Institutional	25,060,268	5,684,270	7,929,295
Service	1,747,516	470,639	80,156
Investor	13,546,458	3,946,228	1,755,737
Class P	1,242,362	1,297,552	2,496,377
Class R	854,693	263,489	580,885
Class R6	10,702,797	6,921,310	6,467,038
Net asset value, offering and redemption price per share:(b)
Class A	$31.05	$21.59	$25.74
Class C	27.78	21.39	22.23
Institutional	32.17	21.57	26.77
Service	30.53	21.67	25.34
Investor	30.69	21.51	25.62
Class P	32.15	21.55	26.77
Class R	30.30	21.45	25.18
Class R6	32.15	21.56	26.77

(a)	Includes loaned securities having a market value of $10,946,286 for the Small Cap Equity Insights Fund.
(b)	Maximum public offering price per share for Class A Shares of the Large Cap Growth Insights, Large Cap Value Insights and Small Cap Equity Insights Funds is $32.86, $22.85 and $27.24, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities (continued)

October 31, 2018

	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund
Assets:
Investments of unaffiliated issuers, at value (cost $823,409,879, $259,942,209 and $1,485,897,975, respectively)(a)	$839,291,956	$255,557,377	$1,504,371,784
Investments of affiliated issuers, at value (cost $9,550,604, $3,260,345 and $23,933,904, respectively)	9,550,604	3,260,345	23,933,904
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $11,929,725, $1,315,150 and $0, respectively)	11,929,725	1,315,150	—
Cash	13,468,393	4,617,580	24,061,789
Variation margin on futures contracts	—	—	265,788
Receivables:
Investments sold	11,708,593	1,045,498	36,453,937
Fund shares sold	1,986,157	885,175	4,560,463
Reimbursement from investment adviser	102,106	66,490	160,278
Dividends and interest	83,618	60,182	929,817
Securities lending income	11,607	976	—
Other assets	79,685	80,799	160,034
Total assets	888,212,444	266,889,572	1,594,897,794

Liabilities:
Variation margin on futures contracts	780	252	—
Payables:
Investments purchased	12,058,172	15,755	39,045,816
Payable upon return of securities loaned	11,929,725	1,315,150	—
Fund shares redeemed	1,783,596	311,861	1,253,234
Management fees	597,845	183,543	670,657
Distribution and Service fees and Transfer Agency fees	116,095	57,290	207,520
Accrued expenses	228,896	165,026	247,752
Total liabilities	26,715,109	2,048,877	41,424,979

Net Assets:
Paid-in capital	762,411,793	247,244,477	1,483,320,082
Total distributable earnings	99,085,542	17,596,218	70,152,733
NET ASSETS	$861,497,335	$264,840,695	$1,553,472,815
Net Assets:
Class A	$88,315,606	$112,219,246	$301,933,774
Class C	8,179,450	6,903,294	14,277,165
Institutional	307,032,112	60,515,666	842,672,963
Service	—	—	5,924,599
Investor	308,366,397	18,256,985	103,230,168
Class P	10,877,592	42,164,984	203,525,247
Class R	19,997,540	2,320,234	49,992,876
Class R6	118,728,638	22,460,286	31,916,023
Total Net Assets	$861,497,335	$264,840,695	$1,553,472,815
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	2,371,169	2,653,206	6,327,350
Class C	282,199	227,434	333,610
Institutional	7,048,127	1,086,280	17,092,836
Service	—	—	124,961
Investor	8,076,782	432,795	2,188,565
Class P	249,615	756,964	4,130,090
Class R	557,034	55,739	1,069,508
Class R6	2,724,310	403,184	647,724
Net asset value, offering and redemption price per share:(b)
Class A	$37.25	$42.30	$47.72
Class C	28.98	30.35	42.80
Institutional	43.56	55.71	49.30
Service	—	—	47.41
Investor	38.18	42.18	47.17
Class P	43.58	55.70	49.28
Class R	35.90	41.63	46.74
Class R6	43.58	55.71	49.27

(a)	Includes loaned securities having a market value of $11,522,635 and $1,282,653 for the Small Cap Growth Insights and Small Cap Value Insights Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds is $39.42, $44.76 and $50.50, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2018

	Large Cap Growth Insights Fund	Large Cap Value Insights Fund	Small Cap Equity Insights Fund
Investment income:
Dividends — unaffiliated issuers	$25,837,688	$8,769,715	$5,133,720
Dividends — affiliated issuers	290,154	101,327	75,814
Securities lending income — affiliated issuer	6,395	846	105,542
Total investment income	26,134,237	8,871,888	5,315,076

Expenses:
Management fees	10,363,702	2,249,506	3,335,740
Transfer Agency fees(a)	2,028,574	343,483	277,402
Distribution and Service fees(a)	1,676,416	302,406	289,679
Printing and mailing costs	225,693	61,132	46,518
Custody, accounting and administrative services	179,754	112,827	117,704
Professional fees	121,306	114,547	114,547
Trustee fees	20,960	17,239	17,240
Registration fees	14,667	19,047	12,767
Service Share fees — Service Plan	179,841	22,064	3,581
Service Share fees — Shareholder Administration Plan	179,841	22,064	3,581
Other	52,510	14,946	22,287
Total expenses	15,043,264	3,279,261	4,241,046
Less — expense reductions	(562,906)	(334,489)	(322,306)
Net expenses	14,480,358	2,944,772	3,918,740
NET INVESTMENT INCOME	11,653,879	5,927,116	1,396,336

Realized and unrealized gain (loss) from
Net realized gain from:
Investments — unaffiliated issuers	155,157,002	21,959,706	29,301,137
Futures contracts	280,130	706,645	331,044
Net change in unrealized loss on:
Investments — unaffiliated issuers	(33,987,260)	(15,898,461)	(40,968,161)
Futures contracts	(34,566)	(666,310)	(177,827)
Net realized and unrealized gain (loss)	121,415,306	6,101,580	(11,513,807)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$133,069,185	$12,028,696	$(10,117,471)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P(b)	Class R	Class R6
Large Cap Growth Insights Fund	$840,313	$681,479	$154,624	$605,025	$122,666	$336,859	$28,774	$782,985	$3,627	$55,665	$92,973
Large Cap Value Insights Fund	158,384	115,497	28,525	114,037	20,789	60,197	3,530	92,232	3,368	10,269	39,061
Small Cap Equity Insights Fund	119,415	93,429	76,835	85,978	16,817	75,837	573	29,395	8,670	27,661	32,471

(b)	Class P Shares commenced operations on April 16, 2018.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Operations (continued)

For the Fiscal Year Ended October 31, 2018

	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund
Investment income:
Dividends — unaffiliated issuers	$6,033,367	$3,586,053	$14,625,657
Dividends — affiliated issuers	179,723	54,001	281,547
Securities lending income — affiliated issuer	292,670	22,216	1,503
Total investment income	6,505,760	3,662,270	14,908,707

Expenses:
Management fees	5,957,877	1,749,786	4,692,810
Transfer Agency fees(a)	820,763	270,074	961,175
Distribution and Service fees(a)	401,320	432,453	1,271,226
Printing and mailing costs	279,477	72,116	134,379
Custody, accounting and administrative services	133,782	101,653	133,541
Professional fees	130,926	130,360	121,267
Trustee fees	17,945	16,778	18,071
Registration fees	16,044	4,692	97,916
Service Share fees — Service Plan	—	—	17,381
Service Share fees — Shareholder Administration Plan	—	—	17,381
Other	71,546	50,629	60,410
Total expenses	7,829,680	2,828,541	7,525,557
Less — expense reductions	(680,083)	(373,606)	(557,499)
Net expenses	7,149,597	2,454,935	6,968,058
NET INVESTMENT INCOME (LOSS)	(643,837)	1,207,335	7,940,649

Realized and unrealized gain (loss) from
Net realized gain from:
Investments — unaffiliated issuers	85,465,679	21,317,150	45,761,558
Futures contracts	1,745,074	267,482	1,324,364
Net change in unrealized loss on:
Investments — unaffiliated issuers	(61,988,286)	(24,914,648)	(72,624,274)
Futures contracts	(2,106,286)	(332,392)	(1,906,386)
Net realized and unrealized gain (loss)	23,116,181	(3,662,408)	(27,444,738)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$22,472,344	$(2,455,073)	$(19,504,089)

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P(b)	Class R	Class R6
Small Cap Growth Insights Fund	$211,844	$103,429	$86,047	$152,528	$18,617	$116,813	$—	$479,645	$863	$30,977	$21,320
Small Cap Value Insights Fund	265,580	157,444	9,429	191,218	28,340	26,787	—	14,360	3,486	3,394	2,489
U.S. Equity Insights Fund	729,084	274,451	267,691	524,940	49,401	155,899	2,781	106,677	23,406	96,369	1,702

(b)	Class P Shares commenced operations on April 16, 2018.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Large Cap Growth Insights Fund			Large Cap Value Insights Fund
	For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2017		For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2017
From operations:
Net investment income	$11,653,879	$7,960,098		$5,927,116	$7,443,780
Net realized gain	155,437,132	113,581,156		22,666,351	64,155,237
Net change in unrealized gain (loss)	(34,021,826)	229,840,094		(16,564,771)	21,198,767
Net increase (decrease) in net assets resulting from operations	133,069,185	351,381,348		12,028,696	92,797,784

Distributions to shareholders:
From distributable earnings:
Class A Shares	(14,198,237)	(1,237,586	)(a)	(648,554)	(940,133	)(a)
Class C Shares	(2,987,929)	—		(29,940)	(91,588	)(a)
Institutional Shares	(42,591,930)	(3,993,399	)(a)	(2,093,000)	(5,996,741	)(a)
Service Shares	(3,169,404)	(83,880	)(a)	(78,742)	(108,847	)(a)
Investor Shares	(18,342,542)	(508,915	)(a)	(662,879)	(423,614	)(a)
Class P Shares	—	—		(194,354)	—
Class R Shares	(1,332,171)	(70,878	)(a)	(46,006)	(52,750	)(a)
Class R6 Shares	(6,564,955)	(117,502	)(a)	(1,810,853)	(845	)(a)
Total distribution to shareholders	(89,187,168)	(6,012,160)		(5,564,328)	(7,614,518)

From share transactions:
Proceeds from sales of shares	1,050,543,949	1,212,021,021		480,848,026	121,316,875
Reinvestment of distributions	79,836,761	5,487,280		5,251,598	7,397,342
Cost of shares redeemed	(989,737,926)	(529,881,680)		(399,354,761)	(268,232,894)
Net increase (decrease) in net assets resulting from share transactions	140,642,784	687,626,621		86,744,863	(139,518,677)
TOTAL INCREASE (DECREASE)	184,524,801	1,032,995,809		93,209,231	(54,335,411)

Net assets:(b)
Beginning of year	1,874,095,395	841,099,586		379,722,660	434,058,071
End of year	$2,058,620,196	$1,874,095,395		$472,931,891	$379,722,660

(a)	Prior year information has been revised to conform to current year presentation. Distributions to shareholders for Large Cap Growth Insights Fund and Large Cap Value Insights Fund consisted solely of net investment income for the fiscal year ended October 31, 2017.
(b)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $7,884,342 and $295,774 for the Large Cap Growth Insights and Large Cap Value Insights Funds, respectively, as of October 31, 2017.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Equity Insights Fund			Small Cap Growth Insights Fund
	For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2017		For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2017
From operations:
Net investment income (loss)	$1,396,336	$1,167,860		$(643,837)	$(16,983)
Net realized gain	29,632,181	29,813,457		87,210,753	24,881,776
Net change in unrealized gain (loss)	(41,145,988)	31,177,220		(64,094,572)	74,581,013
Net increase (decrease) in net assets resulting from operations	(10,117,471)	62,158,537		22,472,344	99,445,806

Distributions to shareholders:
From distributable earnings:
Class A Shares	—	(97,192	)(a)	(3,251,737)	—
Class C Shares	—	—		(521,416)	—
Institutional Shares	(640,783)	(1,223,631	)(a)	(9,557,173)	(215,269	)(a)
Service Shares	—	(1,402	)(a)	—	—
Investor Shares	(3,431)	(52,520	)(a)	(8,261,586)	(165,943	)(a)
Class R Shares	—	(13,506	)(a)	(567,593)	—
Class R6 Shares	(999)	(277	)(a)	(1,567,068)	(17,101	)(a)
Total distribution to shareholders	(645,213)	(1,388,528)		(23,726,573)	(398,313)

From share transactions:
Proceeds from sales of shares	614,401,419	118,589,838		452,224,339	410,435,969
Reinvestment of distributions	640,255	1,367,531		22,652,616	357,428
Cost of shares redeemed	(329,549,837)	(117,654,373)		(212,159,289)	(131,852,818)
Net increase in net assets resulting from share transactions	285,491,837	2,302,996		262,717,666	278,940,579
TOTAL INCREASE	274,729,153	63,073,005		261,463,437	377,988,072

Net assets: (b)
Beginning of year	301,685,116	238,612,111		600,033,898	222,045,826
End of year	$576,414,269	$301,685,116		$861,497,335	$600,033,898

(a)	Prior year information has been revised to conform to current year presentation. Distributions to shareholders for Small Cap Equity Insights Fund and Small Cap Growth Insights Fund consisted solely of net investment income for the fiscal year ended October 31, 2017.
(b)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed (distributions in excess of) net investment income (loss) was $529,321 and $(208,441) for the Small Cap Equity Insights and Small Cap Growth Insights Funds, respectively, as of October 31, 2017.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Value Insights Fund			U.S. Equity Insights Fund
	For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2017		For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2017
From operations:
Net investment income	$1,207,335	$1,031,101		$7,940,649	$7,054,674
Net realized gain	21,584,632	18,330,510		47,085,922	60,219,067
Net change in unrealized gain (loss)	(25,247,040)	13,872,348		(74,530,660)	71,055,193
Net increase (decrease) in net assets resulting from operations	(2,455,073)	33,233,959		(19,504,089)	138,328,934

Distributions to shareholders:
From distributable earnings:
Class A Shares	(10,687,250)	(4,315,241	)(a)	(26,986,508)	(10,315,709	)(a)
Class C Shares	(2,305,227)	(855,445	)(a)	(2,857,609)	(1,158,998	)(a)
Institutional Shares	(4,764,505)	(1,371,212	)(a)	(25,747,094)	(8,059,317	)(a)
Service Shares	—	—		(665,619)	(228,661	)(a)
Investor Shares	(587,886)	(242,132	)(a)	(4,504,647)	(864,392	)(a)
Class R Shares	(177,610)	(272,950	)(a)	(5,093,418)	(1,223,904	)(a)
Class R6 Shares	(407,268)	(437	)(a)	(272,129)	(4,248	)(a)
Total distribution to shareholders	(18,929,746)	(7,057,417)		(66,127,024)	(21,855,229)

From share transactions:
Proceeds from sales of shares	196,176,353	74,838,850		1,332,211,213	162,634,133
Reinvestment of distributions	18,382,160	6,806,909		63,915,868	20,897,271
Cost of shares redeemed	(115,545,932)	(56,458,736)		(417,178,878)	(154,299,884)
Net increase in net assets resulting from share transactions	99,012,581	25,187,023		978,948,203	29,231,520
TOTAL INCREASE	77,627,762	51,363,565		893,317,090	145,705,225

Net assets: (b)
Beginning of year	187,212,933	135,849,368		660,155,725	514,450,500
End of year	$264,840,695	$187,212,933		$1,553,472,815	$660,155,725

(a)	Prior year information has been revised to conform to current year presentation, see prior year presentation below:

Distributions from net investment income	Class A	Class C	Institutional	Service	Investor	Class R	Class R6
Small Cap Value Insights	(617,358)	(42,467)	(358,224)	—	(49,629)	(31,204)	(91)
U.S. Equity Insights	(1,901,340)	(13,485)	(2,041,814)	(42,934)	(216,480)	(175,187)	(1,127)
Distributions from net realized gains	Class A	Class C	Institutional	Service	Investor	Class R	Class R6
Small Cap Value Insights	(3,697,883)	(812,978)	(1,012,988)	—	(192,503)	(241,746)	(346)
U.S. Equity Insights	(8,414,369)	(1,145,513)	(6,017,503)	(185,727)	(647,912)	(1,048,717)	(3,121)

(b)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $516,411 and $6,701,107 for the Small Cap Value Insights and U.S. Equity Insights Funds, respectively, as of October 31, 2017.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund
	Class A Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$30.36	$23.44	$23.13	$21.57	$18.05
Net investment income(a)	0.10	0.10	0.11	0.16	0.12
Net realized and unrealized gain	1.96	6.93	0.33	1.55	3.54
Total from investment operations	2.06	7.03	0.44	1.71	3.66
Distributions to shareholders from net investment income	(0.08)	(0.11)	(0.13)	(0.15)	(0.14)
Distributions to shareholders from net realized gains	(1.29)	—	—	—	—
Total distributions	(1.37)	(0.11)	(0.13)	(0.15)	(0.14)
Net asset value, end of year	$31.05	$30.36	$23.44	$23.13	$21.57
Total return(b)	6.95%	30.11%	1.93%	7.96%	20.41%
Net assets, end of year (in 000s)	$317,418	$316,689	$254,036	$200,634	$94,053
Ratio of net expenses to average net assets	0.92%	0.95%	0.96%	0.96%	0.96%
Ratio of total expenses to average net assets	0.95%	1.10%	1.15%	1.16%	1.20%
Ratio of net investment income to average net assets	0.32%	0.38%	0.49%	0.72%	0.63%
Portfolio turnover rate(c)	188%	196%	254%	222%	234%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund
	Class C Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$27.42	$21.23	$21.02	$19.67	$16.51
Net investment loss(a)	(0.12)	(0.09)	(0.05)	(0.01)	(0.02)
Net realized and unrealized gain	1.77	6.28	0.30	1.41	3.23
Total from investment operations	1.65	6.19	0.25	1.40	3.21
Distributions to shareholders from net investment income	—	—	(0.04)	(0.05)	(0.05)
Distributions to shareholders from net realized gains	(1.29)	—	—	—	—
Total distributions	(1.29)	—	(0.04)	(0.05)	(0.05)
Net asset value, end of year	$27.78	$27.42	$21.23	$21.02	$19.67
Total return(b)	6.18%	29.16%	1.18%	7.12%	19.51%
Net assets, end of year (in 000s)	$56,046	$63,500	$48,610	$49,658	$19,448
Ratio of net expenses to average net assets	1.67%	1.70%	1.71%	1.71%	1.71%
Ratio of total expenses to average net assets	1.70%	1.85%	1.90%	1.91%	1.95%
Ratio of net investment loss to average net assets	(0.42)%	(0.37)%	(0.25)%	(0.05)%	(0.12)%
Portfolio turnover rate(c)	188%	196%	254%	222%	234%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund
	Institutional Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$31.39	$24.21	$23.86	$22.22	$18.59
Net investment income(a)	0.23	0.22	0.21	0.26	0.21
Net realized and unrealized gain	2.02	7.15	0.34	1.60	3.62
Total from investment operations	2.25	7.37	0.55	1.86	3.83
Distributions to shareholders from net investment income	(0.18)	(0.19)	(0.20)	(0.22)	(0.20)
Distributions to shareholders from net realized gains	(1.29)	—	—	—	—
Total distributions	(1.47)	(0.19)	(0.20)	(0.22)	(0.20)
Net asset value, end of year	$32.17	$31.39	$24.21	$23.86	$22.22
Total return(b)	7.38%	30.63%	2.35%	8.41%	20.88%
Net assets, end of year (in 000s)	$806,091	$897,009	$448,961	$493,322	$269,611
Ratio of net expenses to average net assets	0.53%	0.56%	0.56%	0.56%	0.56%
Ratio of total expenses to average net assets	0.56%	0.70%	0.75%	0.76%	0.80%
Ratio of net investment income to average net assets	0.71%	0.78%	0.89%	1.13%	1.05%
Portfolio turnover rate(c)	188%	196%	254%	222%	234%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund
	Service Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$29.94	$23.15	$22.89	$21.41	$17.81
Net investment income(a)	0.07	0.04	0.08	0.13	0.18
Net realized and unrealized gain	1.92	6.88	0.33	1.55	3.42
Total from investment operations	1.99	6.92	0.41	1.68	3.60
Distributions to shareholders from net investment income	(0.11)	(0.13)	(0.15)	(0.20)	—
Distributions to shareholders from net realized gains	(1.29)	—	—	—	—
Total distributions	(1.40)	(0.13)	(0.15)	(0.20)	—
Net asset value, end of year	$30.53	$29.94	$23.15	$22.89	$21.41
Total return(b)	6.82%	30.04%	1.82%	7.88%	20.21%
Net assets, end of year (in 000s)	$53,347	$67,450	$12,517	$3,096	$408
Ratio of net expenses to average net assets	1.03%	1.05%	1.06%	1.06%	1.06%
Ratio of total expenses to average net assets	1.06%	1.19%	1.26%	1.26%	1.30%
Ratio of net investment income to average net assets	0.21%	0.17%	0.34%	0.60%	0.96%
Portfolio turnover rate(c)	188%	196%	254%	222%	234%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund
	Investor Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$30.03	$23.19	$22.88	$21.36	$17.88
Net investment income(a)	0.18	0.16	0.17	0.22	0.14
Net realized and unrealized gain	1.93	6.86	0.32	1.52	3.52
Total from investment operations	2.11	7.02	0.49	1.74	3.66
Distributions to shareholders from net investment income	(0.16)	(0.18)	(0.18)	(0.22)	(0.18)
Distributions to shareholders from net realized gains	(1.29)	—	—	—	—
Total distributions	(1.45)	(0.18)	(0.18)	(0.22)	(0.18)
Net asset value, end of year	$30.69	$30.03	$23.19	$22.88	$21.36
Total return(b)	7.23%	30.43%	2.18%	8.21%	20.69%
Net assets, end of year (in 000s)	$415,757	$365,836	$48,133	$36,001	$20,793
Ratio of net expenses to average net assets	0.67%	0.70%	0.71%	0.71%	0.71%
Ratio of total expenses to average net assets	0.70%	0.84%	0.90%	0.91%	0.97%
Ratio of net investment loss to average net assets	0.56%	0.59%	0.74%	0.97%	0.68%
Portfolio turnover rate(c)	188%	196%	254%	222%	234%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Large Cap Growth Insights Fund
	Class P Shares
	For the Period Ended October 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$32.07
Net investment income(b)	0.12
Net realized and unrealized loss	(0.04)
Total from investment operations	0.08
Net asset value, end of period	$32.15
Total return(c)	0.25%
Net assets, end of period (in 000s)	$39,938
Ratio of net expenses to average net assets	0.52	%(d)
Ratio of total expenses to average net assets	0.56	%(d)
Ratio of net investment income to average net assets	0.66	%(d)
Portfolio turnover rate(e)	188%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Growth Insights Fund
	Class R Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$29.67	$22.93	$22.71	$21.25	$17.85
Net investment income(a)	0.02	0.04	0.05	0.09	0.07
Net realized and unrealized gain	1.92	6.78	0.32	1.55	3.48
Total from investment operations	1.94	6.82	0.37	1.64	3.55
Distributions to shareholders from net investment income	(0.02)	(0.08)	(0.15)	(0.18)	(0.15)
Distributions to shareholders from net realized gains	(1.29)	—	—	—	—
Total distributions	(1.31)	(0.08)	(0.15)	(0.18)	(0.15)
Net asset value, end of year	$30.30	$29.67	$22.93	$22.71	$21.25
Total return(b)	6.69%	29.81%	1.66%	7.73%	20.10%
Net assets, end of year (in 000s)	$25,893	$29,734	$20,635	$10,660	$535
Ratio of net expenses to average net assets	1.17%	1.20%	1.21%	1.21%	1.21%
Ratio of total expenses to average net assets	1.20%	1.35%	1.40%	1.41%	1.45%
Ratio of net investment income to average net assets	0.08%	0.14%	0.22%	0.39%	0.37%
Portfolio turnover rate(c)	188%	196%	254%	222%	234%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Growth Insights Fund
	Class R6 Shares
	Year Ended October 31,			Period Ended October 31, 2015(a)
	2018	2017	2016
Per Share Data
Net asset value, beginning of period	$31.38	$24.21	$23.86	$23.90
Net investment income(b)	0.24	0.21	0.18	0.06
Net realized and unrealized gain (loss)	2.01	7.16	0.38	(0.10)
Total from investment operations	2.25	7.37	0.56	(0.04)
Distributions to shareholders from net investment income	(0.19)	(0.20)	(0.21)	—
Distributions to shareholders from net realized gains	(1.29)	—	—	—
Total distributions	(1.48)	(0.20)	(0.21)	—
Net asset value, end of period	$32.15	$31.38	$24.21	$23.86
Total return(c)	7.37%	30.64%	2.38%	(0.17)%
Net assets, end of period (in 000s)	$344,129	$133,877	$8,208	$10
Ratio of net expenses to average net assets	0.52%	0.54%	0.54%	0.54	%(d)
Ratio of total expenses to average net assets	0.55%	0.67%	0.74%	0.74	%(d)
Ratio of net investment income to average net assets	0.71%	0.74%	0.72%	1.00	%(d)
Portfolio turnover rate(e)	188%	196%	254%	222%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund
	Class A Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$21.01	$17.27	$16.92	$16.86	$14.75
Net investment income(a)	0.25	0.27	0.23	0.24	0.16
Net realized and unrealized gain	0.56	3.77	0.33	0.06	2.10
Total from investment operations	0.81	4.04	0.56	0.30	2.26
Distributions to shareholders from net investment income	(0.23)	(0.30)	(0.21)	(0.24)	(0.15)
Net asset value, end of year	$21.59	$21.01	$17.27	$16.92	$16.86
Total return(b)	3.82%	23.51%	3.35%	1.82%	15.42%
Net assets, end of year (in 000s)	$62,349	$63,848	$60,942	$62,150	$62,704
Ratio of net expenses to average net assets	0.95%	0.96%	0.96%	0.96%	0.96%
Ratio of total expenses to average net assets	1.03%	1.10%	1.15%	1.12%	1.14%
Ratio of net investment income to average net assets	1.13%	1.37%	1.36%	1.39%	1.00%
Portfolio turnover rate(c)	202%	208%	229%	221%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund
	Class C Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$20.82	$17.12	$16.78	$16.71	$14.63
Net investment income(a)	0.08	0.11	0.10	0.11	0.04
Net realized and unrealized gain	0.55	3.75	0.33	0.07	2.08
Total from investment operations	0.63	3.86	0.43	0.18	2.12
Distributions to shareholders from net investment income	(0.06)	(0.16)	(0.09)	(0.11)	(0.04)
Net asset value, end of year	$21.39	$20.82	$17.12	$16.78	$16.71
Total return(b)	3.00%	22.59%	2.56%	1.11%	14.50%
Net assets, end of year (in 000s)	$10,058	$10,601	$13,437	$15,658	$16,567
Ratio of net expenses to average net assets	1.70%	1.71%	1.71%	1.71%	1.71%
Ratio of total expenses to average net assets	1.78%	1.85%	1.90%	1.87%	1.89%
Ratio of net investment income to average net assets	0.37%	0.59%	0.61%	0.64%	0.25%
Portfolio turnover rate(c)	202%	208%	229%	221%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund
	Institutional Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$20.99	$17.25	$16.91	$16.85	$14.74
Net investment income(a)	0.33	0.35	0.29	0.31	0.22
Net realized and unrealized gain	0.56	3.77	0.32	0.06	2.11
Total from investment operations	0.89	4.12	0.61	0.37	2.33
Distributions to shareholders from net investment income	(0.31)	(0.38)	(0.27)	(0.31)	(0.22)
Net asset value, end of year	$21.57	$20.99	$17.25	$16.91	$16.85
Total return(b)	4.22%	24.02%	3.69%	2.24%	15.89%
Net assets, end of year (in 000s)	$122,587	$261,684	$341,830	$296,403	$389,534
Ratio of net expenses to average net assets	0.56%	0.56%	0.56%	0.56%	0.56%
Ratio of total expenses to average net assets	0.64%	0.70%	0.75%	0.72%	0.74%
Ratio of net investment income to average net assets	1.52%	1.78%	1.73%	1.81%	1.39%
Portfolio turnover rate(c)	202%	208%	229%	221%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund
	Service Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$21.09	$17.34	$16.99	$16.92	$14.81
Net investment income(a)	0.22	0.25	0.21	0.22	0.14
Net realized and unrealized gain	0.56	3.79	0.33	0.07	2.11
Total from investment operations	0.78	4.04	0.54	0.29	2.25
Distributions to shareholders from net investment income	(0.20)	(0.29)	(0.19)	(0.22)	(0.14)
Net asset value, end of year	$21.67	$21.09	$17.34	$16.99	$16.92
Total return(b)	3.70%	23.37%	3.22%	1.77%	15.24%
Net assets, end of year (in 000s)	$10,199	$8,403	$6,014	$7,271	$6,062
Ratio of net expenses to average net assets	1.06%	1.06%	1.06%	1.06%	1.06%
Ratio of total expenses to average net assets	1.14%	1.20%	1.24%	1.22%	1.24%
Ratio of net investment income to average net assets	1.00%	1.28%	1.27%	1.29%	0.91%
Portfolio turnover rate(c)	202%	208%	229%	221%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund
	Investor Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$20.94	$17.22	$16.88	$16.81	$14.72
Net investment income(a)	0.29	0.34	0.26	0.27	0.21
Net realized and unrealized gain	0.57	3.74	0.33	0.08	2.08
Total from investment operations	0.86	4.08	0.59	0.35	2.29
Distributions to shareholders from net investment income	(0.29)	(0.36)	(0.25)	(0.28)	(0.20)
Net asset value, end of year	$21.51	$20.94	$17.22	$16.88	$16.81
Total return(b)	4.07%	23.79%	3.57%	2.14%	15.62%
Net assets, end of year (in 000s)	$84,895	$29,871	$9,947	$5,425	$5,238
Ratio of net expenses to average net assets	0.70%	0.71%	0.71%	0.71%	0.71%
Ratio of total expenses to average net assets	0.78%	0.84%	0.90%	0.87%	0.88%
Ratio of net investment loss to average net assets	1.33%	1.70%	1.56%	1.60%	1.27%
Portfolio turnover rate(c)	202%	208%	229%	221%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Large Cap Value Insights Fund
	Class P Shares
	Period Ended October 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$21.87
Net investment income(b)	0.17
Net realized and unrealized loss	(0.33)
Total from investment operations	(0.16)
Distributions to shareholders from net investment income	(0.16)
Net asset value, end of period	$21.55
Total return(c)	(0.77)%
Net assets, end of period (in 000s)	$27,967
Ratio of net expenses to average net assets	0.55	%(d)
Ratio of total expenses to average net assets	0.65	%(d)
Ratio of net investment income to average net assets	1.38	%(d)
Portfolio turnover rate(e)	202%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Large Cap Value Insights Fund
	Class R Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$20.88	$17.18	$16.84	$16.81	$14.71
Net investment income(a)	0.19	0.24	0.18	0.18	0.08
Net realized and unrealized gain	0.56	3.73	0.33	0.08	2.13
Total from investment operations	0.75	3.97	0.51	0.26	2.21
Distributions to shareholders from net investment income	(0.18)	(0.27)	(0.17)	(0.23)	(0.11)
Net asset value, end of year	$21.45	$20.88	$17.18	$16.84	$16.81
Total return(b)	3.56%	23.19%	3.08%	1.56%	15.13%
Net assets, end of year (in 000s)	$5,651	$5,240	$1,877	$1,270	$332
Ratio of net expenses to average net assets	1.20%	1.21%	1.21%	1.21%	1.21%
Ratio of total expenses to average net assets	1.28%	1.34%	1.40%	1.37%	1.39%
Ratio of net investment income to average net assets	0.88%	1.22%	1.07%	1.07%	0.49%
Portfolio turnover rate(c)	202%	208%	229%	221%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Large Cap Value Insights Fund
	Class R6 Shares
	Year Ended October 31,			Period Ended October 31, 2015(a)
	2018	2017	2016
Per Share Data
Net asset value, beginning of period	$20.99	$17.25	$16.90	$17.23
Net investment income(b)	0.33	0.36	0.29	0.07
Net realized and unrealized gain (loss)	0.55	3.77	0.34	(0.32)
Total from investment operations	0.88	4.13	0.63	(0.25)
Distributions to shareholders from net investment income	(0.31)	(0.39)	(0.28)	(0.08)
Net asset value, end of period	$21.56	$20.99	$17.25	$16.90
Total return(c)	4.19%	24.05%	3.76%	(1.41)%
Net assets, end of period (in 000s)	$149,225	$75	$10	$10
Ratio of net expenses to average net assets	0.55%	0.55%	0.54%	0.58	%(d)
Ratio of total expenses to average net assets	0.62%	0.67%	0.74%	0.74	%(d)
Ratio of net investment income to average net assets	1.47%	1.81%	1.77%	1.62	%(d)
Portfolio turnover rate(e)	202%	208%	229%	221%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Class A Shares
	Year Ended October 31,
	2018		2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$24.77		$19.73	$19.10	$18.25	$16.86
Net investment income(a)	0.01	(b)	0.04	0.08	0.03	0.01
Net realized and unrealized gain	0.96		5.06	0.58	0.82	1.52
Total from investment operations	0.97		5.10	0.66	0.85	1.53
Distributions to shareholders from net investment income	—		(0.06)	(0.03)	—	(0.14)
Net asset value, end of year	$25.74		$24.77	$19.73	$19.10	$18.25
Total return(c)	3.92%		25.87%	3.44%	4.66%	9.16%
Net assets, end of year (in 000s)	$55,472		$41,945	$31,733	$34,680	$40,458
Ratio of net expenses to average net assets	1.23%		1.24%	1.25%	1.26%	1.27%
Ratio of total expenses to average net assets	1.31%		1.43%	1.49%	1.47%	1.51%
Ratio of net investment income to average net assets	0.04	%(b)	0.16%	0.43%	0.15%	0.07%
Portfolio turnover rate(d)	111%		137%	144%	127%	130%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Class C Shares
	Year Ended October 31,
	2018		2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$21.56		$17.25	$16.81	$16.18	$15.01
Net investment loss(a)	(0.17	)(b)	(0.11)	(0.05)	(0.10)	(0.11)
Net realized and unrealized gain	0.84		4.42	0.49	0.73	1.36
Total from investment operations	0.67		4.31	0.44	0.63	1.25
Distributions to shareholders from net investment income	—		—	—	—	(0.08)
Net asset value, end of year	$22.23		$21.56	$17.25	$16.81	$16.18
Total return(c)	3.16%		24.93%	2.61%	3.89%	8.33%
Net assets, end of year ( in 000s)	$7,139		$9,439	$12,133	$14,153	$15,348
Ratio of net expenses to average net assets	1.98%		1.99%	2.00%	2.01%	2.02%
Ratio of total expenses to average net assets	2.06%		2.18%	2.24%	2.22%	2.26%
Ratio of net investment loss to average net assets	(0.72	)%(b)	(0.56)%	(0.32)%	(0.60)%	(0.68)%
Portfolio turnover rate(d)	111%		137%	144%	127%	130%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Institutional Shares
	Year Ended October 31,
	2018		2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$25.73		$20.47	$19.84	$18.94	$17.48
Net investment income(a)	0.12	(b)	0.13	0.17	0.11	0.09
Net realized and unrealized gain	0.99		5.27	0.57	0.86	1.57
Total from investment operations	1.11		5.40	0.74	0.97	1.66
Distributions to shareholders from net investment income	(0.07)		(0.14)	(0.11)	(0.07)	(0.20)
Net asset value, end of year	$26.77		$25.73	$20.47	$19.84	$18.94
Total return(c)	4.32%		26.44%	3.77%	5.13%	9.58%
Net assets, end of year (in 000s)	$212,229		$231,226	$176,644	$81,067	$119,013
Ratio of net expenses to average net assets	0.84%		0.84%	0.85%	0.86%	0.87%
Ratio of total expenses to average net assets	0.93%		1.03%	1.08%	1.07%	1.11%
Ratio of net investment income to average net assets	0.43	%(b)	0.56%	0.84%	0.57%	0.47%
Portfolio turnover rate(d)	111%		137%	144%	127%	130%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Service Shares
	Year Ended October 31,
	2018		2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$24.41		$19.44	$18.82	$18.00	$16.64
Net investment income (loss)(a)	(0.02	)(b)	0.01	0.06	0.02	(0.01)
Net realized and unrealized gain	0.95		5.00	0.56	0.80	1.50
Total from investment operations	0.93		5.01	0.62	0.82	1.49
Distributions to shareholders from net investment income	—		(0.04)	—	—	(0.13)
Net asset value, end of year	$25.34		$24.41	$19.44	$18.82	$18.00
Total return(c)	3.81%		25.77%	3.29%	4.56%	9.02%
Net assets, end of year (in 000s)	$2,031		$769	$651	$959	$1,769
Ratio of net expenses to average net assets	1.34%		1.34%	1.35%	1.36%	1.37%
Ratio of total expenses to average net assets	1.42%		1.53%	1.59%	1.58%	1.60%
Ratio of net investment income (loss) to average net assets	(0.06	)%(b)	0.06%	0.31%	0.12%	(0.04)%
Portfolio turnover rate(d)	111%		137%	144%	127%	130%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Investor Shares
	Year Ended October 31,
	2018		2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$24.61		$19.61	$19.02	$18.14	$16.70
Net investment income(a)	0.08	(b)	0.14	0.09	0.06	0.08
Net realized and unrealized gain	0.95		4.99	0.59	0.84	1.48
Total from investment operations	1.03		5.13	0.68	0.90	1.56
Distributions to shareholders from net investment income	(0.02)		(0.13)	(0.09)	(0.02)	(0.12)
Net asset value, end of year	$25.62		$24.61	$19.61	$19.02	$18.14
Total return(c)	4.19%		26.22%	3.63%	4.99%	9.39%
Net assets, end of year (in 000s)	$44,984		$2,684	$7,462	$1,119	$448
Ratio of net expenses to average net assets	0.98%		0.99%	0.99%	1.01%	1.02%
Ratio of total expenses to average net assets	1.06%		1.17%	1.22%	1.23%	1.24%
Ratio of net investment loss to average net assets	0.31	%(b)	0.60%	0.45%	0.32%	0.47%
Portfolio turnover rate(d)	111%		137%	144%	127%	130%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Small Cap Equity Insights Fund
	Class P Shares
	Period Ended October 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$27.21
Net investment income(b)	0.08	(c)
Net realized and unrealized loss	(0.52)
Total from investment operations	(0.44)
Net asset value, end of period	$26.77
Total return(d)	(1.62)%
Net assets, end of period (in 000s)	$66,823
Ratio of net expenses to average net assets	0.83	%(e)
Ratio of total expenses to average net assets	0.92	%(e)
Ratio of net investment income to average net assets	0.48	%(c)(e)
Portfolio turnover rate(f)	111%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Equity Insights Fund
	Class R Shares
	Year Ended October 31,
	2018		2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$24.29		$19.36	$18.78	$17.98	$16.67
Net investment income (loss)(a)	(0.06	)(b)	(0.02)	0.03	(0.02)	(0.03)
Net realized and unrealized gain	0.95		4.98	0.55	0.82	1.49
Total from investment operations	0.89		4.96	0.58	0.80	1.46
Distributions to shareholders from net investment income	—		(0.03)	— (c)	—	(0.15)
Net asset value, end of year	$25.18		$24.29	$19.36	$18.78	$17.98
Total return(d)	3.66%		25.60%	3.11%	4.45%	8.83%
Net assets, end of year (in 000s)	$14,625		$15,284	$9,954	$8,986	$8,126
Ratio of net expenses to average net assets	1.48%		1.49%	1.50%	1.51%	1.52%
Ratio of total expenses to average net assets	1.56%		1.68%	1.74%	1.72%	1.76%
Ratio of net investment income (loss) to average net assets	(0.22	)%(b)	(0.10)%	0.18%	(0.11)%	(0.18)%
Portfolio turnover rate(e)	111%		137%	144%	127%	130%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Equity Insights Fund
	Class R6 Shares
	Year Ended October 31,				Period Ended October 31, 2015(a)
	2018		2017	2016
Per Share Data
Net asset value, beginning of period	$25.73		$20.47	$19.84	$20.22
Net investment income(b)	0.13	(c)	0.11	0.17	0.02
Net realized and unrealized gain (loss)	0.99		5.29	0.58	(0.40)
Total from investment operations	1.12		5.40	0.75	(0.38)
Distributions to shareholders from net investment income	(0.08)		(0.14)	(0.12)	—
Net asset value, end of period	$26.77		$25.73	$20.47	$19.84
Total return(d)	4.35%		26.45%	3.81%	(1.88)%
Net assets, end of period (in 000s)	$173,112		$337	$35	$10
Ratio of net expenses to average net assets	0.83%		0.83%	0.83%	0.86	%(e)
Ratio of total expenses to average net assets	0.89%		1.02%	1.06%	1.06	%(e)
Ratio of net investment income to average net assets	0.45	%(c)	0.47%	0.85%	0.38	%(e)
Portfolio turnover rate(f)	111%		137%	144%	127%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.15% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Growth Insights Fund
	Class A Shares
	Year Ended October 31,
	2018		2017	2016		2015	2014
Per Share Data
Net asset value, beginning of year	$36.71		$28.34	$31.15		$31.17	$31.10
Net investment income (loss)(a)	(0.13	)(b)	(0.07)	—	(c)	(0.10)	(0.10)
Net realized and unrealized gain (loss)	2.20		8.44	(0.12	)(d)	1.87	2.67
Total from investment operations	2.07		8.37	(0.12)		1.77	2.57
Distributions to shareholders from net realized gains	(1.53)		—	(2.69)		(1.79)	(2.50)
Net asset value, end of year	$37.25		$36.71	$28.34		$31.15	$31.17
Total return(e)	5.87%		29.53%	(0.37)%		5.95%	8.74%
Net assets, end of year (in 000s)	$88,316		$77,969	$65,195		$43,647	$32,390
Ratio of net expenses to average net assets	1.22%		1.22%	1.25%		1.26%	1.30%
Ratio of total expenses to average net assets	1.32%		1.40%	1.51%		1.60%	1.86%
Ratio of net investment income (loss) to average net assets	(0.35	)%(b)	(0.21)%	—%		(0.33)%	(0.33)%
Portfolio turnover rate(f)	127%		136%	139%		145%	162%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for during the period due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market values of the investments of the Fund.
(e)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Growth Insights Fund
	Class C Shares
	Year Ended October 31,
	2018		2017	2016		2015	2014
Per Share Data
Net asset value, beginning of year	$29.12		$22.64	$25.61		$26.12	$26.64
Net investment loss(a)	(0.33	)(b)	(0.25)	(0.16)		(0.28)	(0.27)
Net realized and unrealized gain (loss)	1.72		6.73	(0.12	)(c)	1.56	2.25
Total from investment operations	1.39		6.48	(0.28)		1.28	1.98
Distributions to shareholders from net realized gains	(1.53)		—	(2.69)		(1.79)	(2.50)
Net asset value, end of year	$28.98		$29.12	$22.64		$25.61	$26.12
Total return(d)	5.03%		28.62%	(1.14)%		5.18%	7.96%
Net assets, end of year (000s)	$8,179		$9,852	$7,420		$7,964	$7,124
Ratio of net expenses to average net assets	1.97%		1.97%	2.00%		2.01%	2.05%
Ratio of total expenses to average net assets	2.07%		2.15%	2.26%		2.36%	2.61%
Ratio of net investment loss to average net assets	(1.09	)%(b)	(0.95)%	(0.74)%		(1.06)%	(1.08)%
Portfolio turnover rate(e)	127%		136%	139%		145%	162%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(c)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for during the period due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market values of the investments of the Fund.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Growth Insights Fund
	Institutional Shares
	Year Ended October 31,
	2018		2017	2016		2015	2014
Per Share Data
Net asset value, beginning of year	$42.53		$32.76	$35.46		$35.10	$34.59
Net investment income(a)	0.02	(b)	0.05	0.13		0.02	0.01
Net realized and unrealized gain (loss)	2.54		9.79	(0.14	)(c)	2.13	3.00
Total from investment operations	2.56		9.84	(0.01)		2.15	3.01
Distributions to shareholders from net investment income	—		(0.07)	—		—	—
Distributions to shareholders from net realized gains	(1.53)		—	(2.69)		(1.79)	(2.50)
Total distributions	(1.53)		(0.07)	(2.69)		(1.79)	(2.50)
Net asset value, end of year	$43.56		$42.53	$32.76		$35.46	$35.10
Total return(d)	6.26%		30.04%	0.01%		6.39%	9.15%
Net assets, end of year (in 000s)	$307,032		$265,199	$91,248		$64,023	$30,166
Ratio of net expenses to average net assets	0.84%		0.85%	0.85%		0.86%	0.90%
Ratio of total expenses to average net assets	0.93%		1.01%	1.11%		1.20%	1.47%
Ratio of net investment income to average net assets	0.03	%(b)	0.13%	0.40%		0.06%	0.02%
Portfolio turnover rate(e)	127%		136%	139%		145%	162%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(c)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for during the period due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market values of the investments of the Fund.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Growth Insights Fund
	Investor Shares
	Year Ended October 31,
	2018		2017	2016		2015	2014
Per Share Data
Net asset value, beginning of year	$37.50		$28.93	$31.68		$31.59	$31.41
Net investment income (loss)(a)	(0.04	)(b)	— (c)	0.01		(0.04)	(0.04)
Net realized and unrealized gain (loss)	2.25		8.63	(0.07	)(d)	1.92	2.72
Total from investment operations	2.21		8.63	(0.06)		1.88	2.68
Distributions to shareholders from net investment income	—		(0.06)	—		—	—
Distributions to shareholders from net realized gains	(1.53)		—	(2.69)		(1.79)	(2.50)
Total distributions	(1.53)		(0.06)	(2.69)		(1.79)	(2.50)
Net asset value, end of year	$38.18		$37.50	$28.93		$31.68	$31.59
Total return(e)	6.13%		29.87%	(0.15)%		6.24%	9.02%
Net assets, end of year (in 000s)	$308,366		$192,860	$47,826		$4,683	$1,269
Ratio of net expenses to average net assets	0.97%		0.96%	1.00%		1.01%	1.05%
Ratio of total expenses to average net assets	1.07%		1.16%	1.23%		1.33%	1.62%
Ratio of net investment loss to average net assets	(0.10	)%(b)	0.01%	0.04%		(0.12)%	(0.12)%
Portfolio turnover rate(f)	127%		136%	139%		145%	162%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for during the period due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market values of the investments of the Fund.
(e)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Small Cap Growth Insights Fund
	Class P Shares
	Period Ended October 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$44.33
Net investment income(b)	0.03	(c)
Net realized and unrealized loss	(0.78)
Total from investment operations	(0.75)
Net asset value, end of period	$43.58
Total return(d)	(1.69)%
Net assets, end of period (in 000s)	$10,878
Ratio of net expenses to average net assets	0.83	%(e)
Ratio of total expenses to average net assets	0.93	%(e)
Ratio of net investment income to average net assets	0.12	%(c)(e)
Portfolio turnover rate(f)	127%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Growth Insights Fund
	Class R Shares
	Year Ended October 31,
	2018		2017	2016		2015	2014
Per Share Data
Net asset value, beginning of year	$35.53		$27.49	$30.37		$30.51	$30.56
Net investment loss(a)	(0.22	)(b)	(0.16)	(0.06)		(0.18)	(0.19)
Net realized and unrealized gain (loss)	2.12		8.20	(0.13	)(c)	1.83	2.64
Total from investment operations	1.90		8.04	(0.19)		1.65	2.45
Distributions to shareholders from net realized gains	(1.53)		—	(2.69)		(1.79)	(2.50)
Net asset value, end of year	$35.90		$35.53	$27.49		$30.37	$30.51
Total return(d)	5.58%		29.25%	(0.63)%		5.67%	8.48%
Net assets, end of year (in 000s)	$19,998		$12,113	$3,689		$2,299	$847
Ratio of net expenses to average net assets	1.47%		1.46%	1.50%		1.51%	1.54%
Ratio of total expenses to average net assets	1.57%		1.66%	1.76%		1.85%	2.09%
Ratio of net investment loss to average net assets	(0.59	)%(b)	(0.50)%	(0.21)%		(0.60)%	(0.63)%
Portfolio turnover rate(e)	127%		136%	139%		145%	162%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(c)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for during the period due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market values of the investments of the Fund.
(d)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Growth Insights Fund
	Class R6 Shares
	Year Ended October 31,					Period Ended October 31, 2015(a)
	2018		2017	2016
Per Share Data
Net asset value, beginning of period	$42.54		$32.78	$35.46		$36.95
Net investment income (loss)(b)	0.02	(c)	0.04	0.13		(0.01)
Net realized and unrealized gain (loss)	2.55		9.80	(0.12	)(d)	(1.48)
Total from investment operations	2.57		9.84	0.01		(1.49)
Distributions to shareholders from net investment income	—		(0.08)	—		—
Distributions to shareholders from net realized gains	(1.53)		—	(2.69)		—
Total distributions	(1.53)		(0.08)	(2.69)		—
Net asset value, end of period	$43.58		$42.54	$32.78		$35.46
Total return(e)	6.25%		30.05%	0.07%		(4.03)%
Net assets, end of period (in 000s)	$118,729		$42,042	$6,667		$10
Ratio of net expenses to average net assets	0.83%		0.83%	0.83%		0.85	%(f)
Ratio of total expenses to average net assets	0.92%		1.00%	1.06%		1.16	%(f)
Ratio of net investment income (loss)	0.04	%(c)	0.09%	0.40%		(0.07	)%(f)
Portfolio turnover rate(g)	127%		136%	139%		145%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.12% of average net assets.
(d)	The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for during the period due to the timing of sales and redemptions of Fund shares in relation to the fluctuating market values of the investments of the Fund.
(e)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Insights Fund
	Class A Shares
	Year Ended October 31,
	2018	2017		2016	2015	2014
Per Share Data
Net asset value, beginning of year	$46.29	$38.86		$38.37	$38.89	$35.97
Net investment income (a)	0.20	0.23	(b)	0.28	0.30	0.15
Net realized and unrealized gain (loss)	0.70	9.04		2.55	(0.09)	2.95
Total from investment operations	0.90	9.27		2.83	0.21	3.10
Distributions to shareholders from net investment income	(0.17)	(0.25)		(0.29)	(0.14)	(0.18)
Distributions to shareholders from net realized gains	(4.72)	(1.59)		(2.05)	(0.59)	—
Total distributions	(4.89)	(1.84)		(2.34)	(0.73)	(0.18)
Net asset value, end of year	$42.30	$46.29		$38.86	$38.37	$38.89
Total return(c)	2.08%	23.98%		7.99%	0.53%	8.66%
Net assets, end of year (in 000s)	$112,219	$102,127		$91,210	$93,151	$96,094
Ratio of net expenses to average net assets	1.23%	1.24%		1.25%	1.25%	1.27%
Ratio of total expenses to average net assets	1.40%	1.49%		1.54%	1.52%	1.59%
Ratio of net investment income to average net assets	0.44%	0.53	%(b)	0.78%	0.76%	0.41%
Portfolio turnover rate(d)	130%	138%		129%	133%	114%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Insights Fund
	Class C Shares
	Year Ended October 31,
	2018	2017		2016	2015	2014
Per Share Data
Net asset value, beginning of year	$34.65	$29.53		$29.75	$30.40	$28.20
Net investment income (loss)(a)	(0.10)	(0.07	)(b)	0.01	—	(0.10)
Net realized and unrealized gain (loss)	0.52	6.85		1.92	(0.06)	2.31
Total from investment operations	0.42	6.78		1.93	(0.06)	2.21
Distributions to shareholders from net investment income	—	(0.07)		(0.10)	—	(0.01)
Distributions to shareholders from net realized gains	(4.72)	(1.59)		(2.05)	(0.59)	—
Total distributions	(4.72)	(1.66)		(2.15)	(0.59)	(0.01)
Net asset value, end of year	$30.35	$34.65		$29.53	$29.75	$30.40
Total return(c)	1.31%	23.09%		7.15%	(0.21)%	7.84%
Net assets, end of year (in 000s)	$6,903	$17,037		$15,224	$16,416	$18,994
Ratio of net expenses to average net assets	1.98%	1.99%		2.00%	2.00%	2.02%
Ratio of total expenses to average net assets	2.14%	2.24%		2.29%	2.27%	2.34%
Ratio of net investment income (loss) to average net assets	(0.31)%	(0.22	)%(b)	0.03%	0.01%	(0.34)%
Portfolio turnover rate(d)	130%	138%		129%	133%	114%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Insights Fund
	Institutional Shares
	Year Ended October 31,
	2018	2017		2016	2015	2014
Per Share Data
Net asset value, beginning of year	$59.38	$49.35		$48.06	$48.49	$44.76
Net investment income(a)	0.48	0.50	(b)	0.55	0.55	0.38
Net realized and unrealized gain (loss)	0.90	11.53		3.23	(0.10)	3.67
Total from investment operations	1.38	12.03		3.78	0.45	4.05
Distributions to shareholders from net investment income	(0.33)	(0.41)		(0.44)	(0.29)	(0.32)
Distributions to shareholders from net realized gains	(4.72)	(1.59)		(2.05)	(0.59)	—
Total distributions	(5.05)	(2.00)		(2.49)	(0.88)	(0.32)
Net asset value, end of year	$55.71	$59.38		$49.35	$48.06	$48.49
Total return(c)	2.47%	24.49%		8.41%	0.93%	9.12%
Net assets, end of year (in 000s)	$60,516	$56,191		$21,717	$21,036	$15,973
Ratio of net expenses to average net assets	0.84%	0.84%		0.85%	0.85%	0.87%
Ratio of total expenses to average net assets	1.00%	1.09%		1.14%	1.12%	1.20%
Ratio of net investment income to average net assets	0.82%	0.90	%(b)	1.19%	1.13%	0.81%
Portfolio turnover rate(d)	130%	138%		129%	133%	114%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Insights Fund
	Investor Shares
	Year Ended October 31,
	2018	2017		2016	2015	2014
Per Share Data
Net asset value, beginning of year	$46.17	$38.78		$38.31	$38.84	$35.92
Net investment income(a)	0.31	0.31	(b)	0.37	0.39	0.25
Net realized and unrealized gain (loss)	0.69	9.05		2.54	(0.10)	2.94
Total from investment operations	1.00	9.36		2.91	0.29	3.19
Distributions to shareholders from net investment income	(0.27)	(0.38)		(0.39)	(0.23)	(0.27)
Distributions to shareholders from net realized gains	(4.72)	(1.59)		(2.05)	(0.59)	—
Total distributions	(4.99)	(1.97)		(2.44)	(0.82)	(0.27)
Net asset value, end of year	$42.18	$46.17		$38.78	$38.31	$38.84
Total return(c)	2.33%	24.30%		8.26%	0.76%	8.94%
Net assets, end of year (in 000s)	$18,257	$5,695		$1,925	$1,774	$1,788
Ratio of net expenses to average net assets	0.98%	0.99%		1.00%	1.00%	1.02%
Ratio of total expenses to average net assets	1.17%	1.24%		1.29%	1.27%	1.35%
Ratio of net investment loss to average net assets	0.70%	0.72	%(b)	1.02%	1.00%	0.66%
Portfolio turnover rate(d)	130%	138%		129%	133%	114%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs Small Cap Value Insights Fund
	Class P Shares
	Period Ended October 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$57.05
Net investment income(b)	0.30
Net realized and unrealized loss	(1.65)
Total from investment operations	(1.35)
Net asset value, end of period	$55.70
Total return(c)	(2.37)%
Net assets, end of period (in 000s)	$42,165
Ratio of net expenses to average net assets	0.83	%(d)
Ratio of total expenses to average net assets	1.06	%(d)
Ratio of net investment income to average net assets	0.93	%(d)
Portfolio turnover rate(e)	130%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Small Cap Value Insights Fund
	Class R Shares
	Year Ended October 31,
	2018	2017		2016	2015	2014
Per Share Data
Net asset value, beginning of year	$45.57	$38.32		$37.99	$38.50	$35.62
Net investment income(a)	0.09	0.14	(b)	0.20	0.14	0.07
Net realized and unrealized gain (loss)	0.69	8.89		2.50	(0.04)	2.92
Total from investment operations	0.78	9.03		2.70	0.10	2.99
Distributions to shareholders from net investment income	—	(0.19)		(0.32)	(0.02)	(0.11)
Distributions to shareholders from net realized gains	(4.72)	(1.59)		(2.05)	(0.59)	—
Total distributions	(4.72)	(1.78)		(2.37)	(0.61)	(0.11)
Net asset value, end of year	$41.63	$45.57		$38.32	$37.99	$38.50
Total return(c)	1.83%	23.67%		7.72%	0.27%	8.40%
Net assets, end of year (in 000s)	$2,320	$1,621		$5,762	$4,992	$1,176
Ratio of net expenses to average net assets	1.48%	1.49%		1.50%	1.51%	1.52%
Ratio of total expenses to average net assets	1.66%	1.73%		1.79%	1.77%	1.84%
Ratio of net investment income to average net assets	0.20%	0.33	%(b)	0.55%	0.36%	0.18%
Portfolio turnover rate(d)	130%	138%		129%	133%	114%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Small Cap Value Insights Fund
	Class R6 Shares
	Year Ended October 31,				Period Ended October 31, 2015(a)
	2018	2017		2016
Per Share Data
Net asset value, beginning of period	$59.38	$49.35		$48.07	$48.87
Net investment income(b)	0.50	0.46	(c)	0.55	0.10
Net realized and unrealized gain (loss)	0.90	11.56		3.23	(0.90)
Total from investment operations	1.40	12.02		3.78	(0.80)
Distributions to shareholders from net investment income	(0.35)	(0.40)		(0.45)	—
Distributions to shareholders from net realized gains	(4.72)	(1.59)		(2.05)	—
Total distributions	(5.07)	(1.99)		(2.50)	—
Net asset value, end of period	$55.71	$59.38		$49.35	$48.07
Total return(d)	2.49%	24.49%		8.41%	(1.64)%
Net assets, end of period (in 000s)	$22,460	$4,542		$11	$10
Ratio of net expenses to average net assets	0.83%	0.83%		0.84%	0.83	%(e)
Ratio of total expenses to average net assets	1.02%	1.11%		1.14%	1.09	%(e)
Ratio of net investment income to average net assets	0.85%	0.83	%(c)	1.18%	0.83	%(e)
Portfolio turnover rate(f)	130%	138%		129%	133%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.07% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Class A Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$49.73	$40.76	$41.46	$40.20	$34.52
Net investment income(a)	0.36	0.49	0.38	0.43	0.33
Net realized and unrealized gain	2.46	10.17	0.49	1.12	5.71
Total from investment operations	2.82	10.66	0.87	1.55	6.04
Distributions to shareholders from net investment income	(0.45)	(0.31)	(0.38)	(0.29)	(0.36)
Distributions to shareholders from net realized gains	(4.38)	(1.38)	(1.19)	—	—
Total distributions	(4.83)	(1.69)	(1.57)	(0.29)	(0.36)
Net asset value, end of year	$47.72	$49.73	$40.76	$41.46	$40.20
Total return(b)	5.93%	26.89%	2.25%	3.86%	17.67%
Net assets, end of year (in 000s)	$301,934	$278,516	$251,466	$272,738	$275,574
Ratio of net expenses to average net assets	0.95%	0.96%	0.96%	0.96%	0.97%
Ratio of total expenses to average net assets	1.00%	1.14%	1.18%	1.17%	1.21%
Ratio of net investment income to average net assets	0.73%	1.08%	0.96%	1.04%	0.88%
Portfolio turnover rate(c)	168%	193%	213%	224%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Class C Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$45.08	$37.10	$37.88	$36.78	$31.63
Net investment income(a)	0.01	0.13	0.08	0.11	0.05
Net realized and unrealized gain	2.22	9.25	0.44	1.03	5.24
Total from investment operations	2.23	9.38	0.52	1.14	5.29
Distributions to shareholders from net investment income	(0.13)	(0.02)	(0.11)	(0.04)	(0.14)
Distributions to shareholders from net realized gains	(4.38)	(1.38)	(1.19)	—	—
Total distributions	(4.51)	(1.40)	(1.30)	(0.04)	(0.14)
Net asset value, end of year	$42.80	$45.08	$37.10	$37.88	$36.78
Total return(b)	5.15%	25.93%	1.48%	3.09%	16.80%
Net assets, end of year (in 000s)	$14,277	$28,756	$31,377	$37,811	$36,503
Ratio of net expenses to average net assets	1.70%	1.71%	1.71%	1.71%	1.72%
Ratio of total expenses to average net assets	1.75%	1.89%	1.93%	1.92%	1.96%
Ratio of net investment income to average net assets	0.01%	0.31%	0.21%	0.28%	0.13%
Portfolio turnover rate(c)	168%	193%	213%	224%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	117

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Institutional Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$51.21	$41.92	$42.60	$41.29	$35.44
Net investment income(a)	0.54	0.70	0.54	0.60	0.49
Net realized and unrealized gain	2.56	10.45	0.52	1.16	5.86
Total from investment operations	3.10	11.15	1.06	1.76	6.35
Distributions to shareholders from net investment income	(0.63)	(0.48)	(0.55)	(0.45)	(0.50)
Distributions to shareholders from net realized gains	(4.38)	(1.38)	(1.19)	—	—
Total distributions	(5.01)	(1.86)	(1.74)	(0.45)	(0.50)
Net asset value, end of year	$49.30	$51.21	$41.92	$42.60	$41.29
Total return(b)	6.34%	27.40%	2.66%	4.27%	18.14%
Net assets, end of year (in 000s)	$842,673	$249,034	$177,412	$121,863	$105,300
Ratio of net expenses to average net assets	0.55%	0.56%	0.56%	0.56%	0.57%
Ratio of total expenses to average net assets	0.62%	0.74%	0.78%	0.77%	0.81%
Ratio of net investment income to average net assets	1.07%	1.50%	1.33%	1.42%	1.27%
Portfolio turnover rate(c)	168%	193%	213%	224%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

118	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Service Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$49.47	$40.60	$41.37	$40.12	$34.44
Net investment income(a)	0.30	0.43	0.33	0.36	0.29
Net realized and unrealized gain	2.45	10.14	0.50	1.15	5.71
Total from investment operations	2.75	10.57	0.83	1.51	6.00
Distributions to shareholders from net investment income	(0.43)	(0.32)	(0.41)	(0.26)	(0.32)
Distributions to shareholders from net realized gains	(4.38)	(1.38)	(1.19)	—	—
Total distributions	(4.81)	(1.70)	(1.60)	(0.26)	(0.32)
Net asset value, end of year	$47.41	$49.47	$40.60	$41.37	$40.12
Total return(b)	5.81%	26.76%	2.15%	3.75%	17.57%
Net assets, end of year (in 000s)	$5,925	$6,739	$5,473	$3,344	$1,132
Ratio of net expenses to average net assets	1.06%	1.06%	1.06%	1.06%	1.07%
Ratio of total expenses to average net assets	1.11%	1.24%	1.28%	1.27%	1.31%
Ratio of net investment income to average net assets	0.61%	0.96%	0.83%	0.86%	0.78%
Portfolio turnover rate(c)	168%	193%	213%	224%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	119

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Investor Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$49.22	$40.39	$41.13	$39.89	$34.26
Net investment income(a)	0.46	0.61	0.45	0.51	0.42
Net realized and unrealized gain	2.45	10.05	0.50	1.13	5.67
Total from investment operations	2.91	10.66	0.95	1.64	6.09
Distributions to shareholders from net investment income	(0.58)	(0.45)	(0.50)	(0.40)	(0.46)
Distributions to shareholders from net realized gains	(4.38)	(1.38)	(1.19)	—	—
Total distributions	(4.96)	(1.83)	(1.69)	(0.40)	(0.46)
Net asset value, end of year	$47.17	$49.22	$40.39	$41.13	$39.89
Total return(b)	6.20%	27.21%	2.48%	4.12%	17.98%
Net assets, end of year (in 000s)	$103,230	$43,290	$18,322	$4,615	$1,003
Ratio of net expenses to average net assets	0.70%	0.71%	0.71%	0.71%	0.72%
Ratio of total expenses to average net assets	0.76%	0.89%	0.93%	0.92%	0.96%
Ratio of net investment loss to average net assets	0.95%	1.36%	1.13%	1.24%	1.13%
Portfolio turnover rate(c)	168%	193%	213%	224%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

120	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout the Period

	Goldman Sachs U.S. Equity Insights Fund
	Class P Shares
	Period Ended October 31, 2018(a)
Per Share Data
Net asset value, beginning of period	$49.09
Net investment income(b)	0.26
Net realized and unrealized loss	(0.07)
Total from investment operations	0.19
Net asset value, end of period	$49.28
Total return(c)	0.39%
Net assets, end of period (in 000s)	$203,525
Ratio of net expenses to average net assets	0.54	%(d)
Ratio of total expenses to average net assets	0.62	%(d)
Ratio of net investment income to average net assets	0.93	%(d)
Portfolio turnover rate(e)	168%

(a)	Commenced operations on April 16, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	121

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Year

	Goldman Sachs U.S. Equity Insights Fund
	Class R Shares
	Year Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$48.89	$40.12	$40.91	$39.80	$34.16
Net investment income(a)	0.23	0.37	0.27	0.26	0.23
Net realized and unrealized gain	2.42	10.01	0.49	1.18	5.67
Total from investment operations	2.65	10.38	0.76	1.44	5.90
Distributions to shareholders from net investment income	(0.42)	(0.23)	(0.36)	(0.33)	(0.26)
Distributions to shareholders from net realized gains	(4.38)	(1.38)	(1.19)	—	—
Total distributions	(4.80)	(1.61)	(1.55)	(0.33)	(0.26)
Net asset value, end of year	$46.74	$48.89	$40.12	$40.91	$39.80
Total return(b)	5.65%	26.58%	1.99%	3.58%	17.42%
Net assets, end of year (in 000s)	$49,993	$51,263	$30,341	$27,685	$457
Ratio of net expenses to average net assets	1.20%	1.21%	1.21%	1.21%	1.22%
Ratio of total expenses to average net assets	1.25%	1.39%	1.43%	1.42%	1.46%
Ratio of net investment income to average net assets	0.48%	0.84%	0.70%	0.64%	0.63%
Portfolio turnover rate(c)	168%	193%	213%	224%	222%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

122	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Insights Fund
	Class R6 Shares
	Year Ended October 31,			Period Ended October 31, 2015(a)
	2018	2017	2016
Per Share Data
Net asset value, beginning of period	$51.19	$41.91	$42.60	$43.19
Net investment income(b)	0.42	0.82	0.56	0.14
Net realized and unrealized gain (loss)	2.68	10.33	0.50	(0.73)
Total from investment operations	3.10	11.15	1.06	(0.59)
Distributions to shareholders from net investment income	(0.64)	(0.49)	(0.56)	—
Distributions to shareholders from net realized gains	(4.38)	(1.38)	(1.19)	—
Total distributions	(5.02)	(1.87)	(1.75)	—
Net asset value, end of period	$49.27	$51.19	$41.91$	42.60
Total return(c)	6.37%	27.41%	2.66%	(1.37)%
Net assets, end of period (in 000s)	$31,916	$2,557	$60	$10
Ratio of net expenses to average net assets	0.54%	0.55%	0.55%	0.55	%(d)
Ratio of total expenses to average net assets	0.63%	0.71%	0.77%	0.74	%(d)
Ratio of net investment income to average net assets	0.82%	1.70%	1.36%	1.37	%(d)
Portfolio turnover rate(e)	168%	193%	213%	224%

(a)	Commenced operations on July 31, 2015.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	123

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements

October 31, 2018

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights and U.S. Equity Insights	A, C, Institutional, Service, Investor, P* , R and R6	Diversified
Small Cap Growth Insights and Small Cap Value Insights	A, C, Institutional, Investor, P* , R and R6	Diversified

*	Commenced operations on April 16, 2018.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class  Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Pain
Large Cap Value Insights	Quarterly	Annually
Large Cap Growth Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for the valuation of Level 3 Assets and Liabilities.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2018:

LARGE CAP GROWTH INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$4,900,938	$—	$—
North America	2,030,797,103	—	—
Investment Company	37,210	—	—
Total	$2,035,735,251	$—	$—

LARGE CAP VALUE INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$10,448,275	$—	$—
North America	447,655,968	—	—
Investment Company	7,298,796	—	—
Total	$465,403,039	$—	$—

Derivative Type
Liabilities(b)
Futures Contracts	$(666,310)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.
(b)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL CAP EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$3,436,402	$—	$—
Europe	3,010,780	—	—
North America	561,366,902	—	—
Investment Company	223,093	—	—
Securities Lending Reinvestment Vehicle	11,340,050	—	—
Total	$579,377,227	$—	$—

Derivative Type
Liabilities(b)
Futures Contracts	$(177,827)	$—	$—

SMALL CAP GROWTH INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$4,309,387	$—	$—
Europe	4,427,788	—	—
North America	830,554,781	—	—
Investment Company	9,550,604	—	—
Securities Lending Reinvestment Vehicle	11,929,725	—	—
Total	$860,772,285	$—	$—

Derivative Type
Liabilities(b)
Futures Contracts	$(1,610,326)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.
(b)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SMALL CAP VALUE INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$1,759,572	$—	$—
Europe	1,704,447	—	—
North America	252,093,358	—	—
Investment Company	3,260,345	—	—
Securities Lending Reinvestment Vehicle	1,315,150	—	—
Total	$260,132,872	$—	$—

Derivative Type
Liabilities(b)
Futures Contracts	$(183,604)	$—	$—

U.S. EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$28,310,510	$—	$—
North America	1,476,061,274	—	—
Investment Company	23,933,904	—	—
Total	$1,528,305,688	$—	$—

Derivative Type
Liabilities(b)
Futures Contracts	$(1,906,386)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2018

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2018. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Risk	Fund	Statement of Assets and Liabilities	Liabilities(a)
Equity	Large Cap Value Insights	Variation Margin on Futures Contracts	$(666,310)
Equity	Small Cap Equity Insights	Variation Margin on Futures Contracts	(177,827)
Equity	Small Cap Growth Insights	Variation Margin on Futures Contracts	(1,610,326)
Equity	Small Cap Value Insights	Variation Margin on Futures Contracts	(183,604)
Equity	U.S. Equity Insights	Variation Margin on Futures Contracts	(1,906,386)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of October 31, 2018 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Risk	Fund	Net Realized Gain (Loss) from Futures Contracts	Net Change in Unrealized Gain (Loss) on Futures Contracts	Average Number of Contracts(a)
Equity	Large Cap Growth Insights	$280,130	$(34,566)	187
Equity	Large Cap Value Insights	706,645	(666,310)	51
Equity	Small Cap Equity Insights	331,044	(177,827)	65
Equity	Small Cap Growth Insights	1,745,074	(2,106,286)	149
Equity	Small Cap Value Insights	267,482	(332,392)	42
Equity	U.S. Equity Insights	1,324,364	(1,906,386)	117

(a)	Average number of contracts is based on the month end balances for the fiscal year ended October 31, 2018.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2018, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate					Effective Rate	Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Large Cap Growth Insights	0.52%	0.47%	0.44%	0.44%	0.43%	0.49%	0.49%
Large Cap Value Insights	0.52	0.47	0.44	0.44	0.43	0.52%	0.52%
Small Cap Equity Insights	0.80	0.80	0.72	0.68	0.67	0.80%	0.80%
Small Cap Growth Insights	0.80	0.80	0.72	0.68	0.67	0.80%	0.80%
Small Cap Value Insights	0.80	0.80	0.72	0.68	0.67	0.80%	0.80%
U.S. Equity Insights	0.52	0.47	0.44	0.44	0.43	0.51%	0.51%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds invest in Institutional Shares of the Government Money Market Fund, which is an

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to any of the affiliated Underlying Funds in which the Funds invest, except those management fees it earns from the Funds’ investment of cash collateral received in connection with securities lending transactions in the Government Money Market Fund. For the fiscal year ended October 31, 2018, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived
Large Cap Growth Insights	$30,692
Large Cap Value Insights	9,986
Small Cap Equity Insights	7,793
Small Cap Growth Insights	17,863
Small Cap Value Insights	5,195
U.S. Equity Insights	27,347

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service Shares
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. For the fiscal year ended October 31, 2018, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Large Cap Growth Insights	$63,637	$111
Large Cap Value Insights	12,671	1,107
Small Cap Equity Insights	12,269	828
Small Cap Growth Insights	7,784	20
Small Cap Value Insights	9,628	22
U.S. Equity Insights	24,963	1,129

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C or Service Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Effective February 28, 2017, Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.04% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Goldman Sachs Small Cap Growth Insights Fund. This arrangement was in effect at the start of fiscal year and discontinued as of February 28, 2018.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.004%. These Other Expense limitations will remain in place through at least February 28, 2019 for Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares, and through at least April 16, 2019 for Class P Shares, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions
Large Cap Growth Insights	$30,692	$1,576	$530,638	$562,906
Large Cap Value Insights	9,986	207	324,296	334,489
Small Cap Equity Insights	7,793	130	314,383	322,306
Small Cap Growth Insights	17,863	42,288	619,932	680,083
Small Cap Value Insights	5,195	932	367,479	373,606
U.S. Equity Insights	27,347	1,059	529,093	557,499

G.  Line of Credit Facility — As of October 31, 2018, the Funds participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2018, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2018 , Goldman Sachs earned $1,471, $838, $3,424, $981, $917 and $6,749 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds, respectively.

As of October 31, 2018, the following Goldman Sachs Fund of Funds Portfolios and Goldman Sachs Global Tax-Aware Equity Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Balanced Strategy	Goldman Sachs Equity Growth Strategy	Goldman Sachs Growth Strategy	Goldman Sachs Growth and Income Strategy	Goldman Sachs Enhanced Dividend
Large Cap Value Insights	—%	8%	10%	10%	—%
Small Cap Equity Insights	—	7	—	—	8

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The following table provides information about the Funds’ investments in the Government Money Market Fund as of and for the fiscal year ended October 31, 2018:

Fund	Market Value as of October 31, 2017	Purchased at Cost	Proceeds from Sales	Market Value as of October 31, 2018	Shares as of October 31, 2018	Dividend Income from Affiliated Investment Companies
Large Cap Growth Insights	$2,014,724	$298,944,357	$(300,921,871)	$37,210	37,210	$290,154
Large Cap Value Insights	—	173,811,802	(166,513,006)	7,298,796	7,298,796	101,327
Small Cap Equity Insights	1,888,255	228,033,803	(229,698,965)	223,093	223,093	75,814
Small Cap Growth Insights	6,845,839	242,882,045	(240,177,280)	9,550,604	9,550,604	179,723
Small Cap Value Insights	2,138,517	99,529,395	(98,407,567)	3,260,345	3,260,345	54,001
U.S. Equity Insights	7,537	605,426,970	(581,500,603)	23,933,904	23,933,904	281,547

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2018, were as follows:

Fund	Purchases	Sales and Maturities
Large Cap Growth Insights	$3,894,613,783	$3,825,101,017
Large Cap Value Insights	927,941,748	848,386,277
Small Cap Equity Insights	741,422,865	456,516,529
Small Cap Growth Insights	1,145,080,850	911,068,151
Small Cap Value Insights	353,814,029	275,591,526
U.S. Equity Insights	2,437,284,025	1,552,966,072

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2018

7. SECURITIES LENDING (continued)

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% (prior to February 21, 2018, GSAM may have received a management fee of up to 0.205%) on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying an amount equal to the market value of the securities loaned minus the value of the cash collateral received from the borrower for the loan, subject to the exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2018 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities. The Large Cap Growth Insights, Large Cap Value Insights, and U.S. Equity Insights Funds did not have securities on loan as of October 31, 2018.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended October 31, 2018, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended October 31, 2018
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of October 31, 2018
Large Cap Growth Insights	$710	$15	$—
Large Cap Value Insights	94	247	—
Small Cap Equity Insights	11,702	9,080	1,623,950
Small Cap Growth Insights	32,348	20,365	1,831,900
Small Cap Value Insights	2,458	2,933	56,925
U.S. Equity Insights	167	50	—

The following table provides information about the Funds’ investments in the Government Money Market Fund for the fiscal year ended October 31, 2018.

Fund	Beginning Value as of October 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2018
Large Cap Growth Insights	$—	$31,255,189	$(31,255,189)	$—
Large Cap Value Insights	—	10,943,925	(10,943,925)	—
Small Cap Equity Insights	3,814,124	76,020,668	(68,494,742)	11,340,050
Small Cap Growth Insights	9,975,846	159,070,104	(157,116,225)	11,929,725
Small Cap Value Insights	1,754,725	30,766,074	(31,205,649)	1,315,150
U.S. Equity Insights	—	17,757,575	(17,757,575)	—

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2018 were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights

Distribution paid from:
Ordinary income	$78,811,939	$5,564,328	$645,213	$12,880,483	$8,874,628	$56,659,399
Net long-term capital gains	10,375,229	—	—	10,846,090	10,055,118	9,467,625
Total taxable distributions	$89,187,168	$5,564,328	$645,213	$23,726,573	$18,929,746	$66,127,024

The tax character of distributions paid during the fiscal year ended October 31, 2017 were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights

Distribution paid from:
Ordinary income	$6,012,160	$7,614,518	$1,388,528	$398,313	$1,639,215	$10,465,861
Net long-term capital gains	—	—	—	—	5,418,202	11,389,368
Total taxable distributions	$6,012,160	$7,614,518	$1,388,528	$398,313	$7,057,417	$21,855,229

As of October 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights

Undistributed ordinary income — net	$121,711,991	$20,336,983	$15,114,256	$46,776,457	$9,644,444	$35,550,918
Undistributed long-term capital gains	53,014,599	4,831,237	15,849,922	38,846,352	12,686,575	21,738,241
Total undistributed earnings	$174,726,590	$25,168,220	$30,964,178	$85,622,809	$22,331,019	$57,289,159
Timing differences (Qualified Late Year Loss Deferral)	$—	$—	$—	$(588,655)	$—	$—
Unrealized gains (losses) — net	196,597,632	(919,720)	(10,503,574)	14,051,388	(4,734,801)	12,863,574
Total accumulated earnings (losses) — net	$371,324,222	$24,248,500	$20,460,604	$99,085,542	$17,596,218	$70,152,733

As of October 31, 2018, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Large Cap Growth Insights	Large Cap Value Insights	Small Cap Equity Insights	Small Cap Growth Insights	Small Cap Value Insights	U.S. Equity Insights
Tax Cost	$1,839,137,619	$465,656,449	$589,702,974	$845,110,571	$264,684,069	$1,513,535,728
Gross unrealized gain	291,734,472	23,169,279	40,507,280	83,824,148	16,707,712	83,346,506
Gross unrealized loss	(95,136,840)	(24,088,999)	(51,010,854)	(69,772,760)	(21,442,513)	(70,482,932)
Net unrealized gain (loss)	$196,597,632	$(919,720)	$(10,503,574)	$14,051,388	$(4,734,801)	$12,863,574

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2018

8. TAX INFORMATION (continued)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and net mark to market gains (losses) on regulated futures contracts, and differences in the tax treatment of underlying fund investments.

The Large Cap Value Insights Fund reclassed $135,655 from distributable earnings to paid in capital for the year ending October 31, 2018. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from expired capital loss carryforwards17.

The Small Cap Equity Insights Fund reclassed $65,521 from distributable earnings to paid in capital for the year ending October 31, 2018. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from expired capital loss carryforwards17.

The Small Cap Growth Insights Fund reclassed $2 from distributable earnings to paid in capital for the year ending October 31, 2018. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from redemptions utilized as distributions.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets, if any, being hedged.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

9. OTHER RISKS (continued)

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Funds’ fiscal years beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2018

13. SUMMARY OF SHARE TRANSACTIONS

	Large Cap Growth Insights Fund

	For the Fiscal Year Ended October 31, 2018		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,361,037	$107,482,287	5,156,133	$135,665,162
Reinvestment of distributions	368,877	11,027,208	42,896	1,054,814
Shares redeemed	(3,937,732)	(124,940,816)	(5,606,697)	(147,687,466)
	(207,818)	(6,431,321)	(407,668)	(10,967,490)
Class C Shares
Shares sold	551,666	15,661,815	706,134	16,925,441
Reinvestment of distributions	93,096	2,498,705	—	—
Shares redeemed	(942,395)	(27,571,385)	(679,932)	(16,427,926)
	(297,633)	(9,410,865)	26,202	497,515
Institutional Shares
Shares sold	10,276,437	339,341,399	19,993,972	549,427,327
Reinvestment of distributions	1,221,475	37,829,628	146,880	3,721,935
Shares redeemed	(15,012,677)	(476,258,739)	(10,111,072)	(283,638,805)
	(3,514,765)	(99,087,712)	10,029,780	269,510,457
Service Shares
Shares sold	568,235	17,694,789	2,147,028	58,878,257
Reinvestment of distributions	106,775	3,145,083	2,689	65,256
Shares redeemed	(1,180,590)	(36,778,620)	(437,214)	(11,689,352)
	(505,580)	(15,938,748)	1,712,503	47,254,161
Investor Shares
Shares sold	5,720,505	178,464,723	12,034,053	319,213,183
Reinvestment of distributions	620,319	18,342,393	20,951	508,700
Shares redeemed	(4,974,713)	(155,121,933)	(1,950,131)	(52,002,689)
	1,366,111	41,685,183	10,104,873	267,719,194
Class P Shares(a)
Shares sold	1,270,391	43,135,036	—	—
Shares redeemed	(28,029)	(910,748)	—	—
	1,242,362	42,224,288	—	—
Class R Shares
Shares sold	284,666	8,718,509	554,938	14,366,418
Reinvestment of distributions	14,724	429,404	792	19,073
Shares redeemed	(446,862)	(14,008,511)	(453,392)	(11,967,082)
	(147,472)	(4,860,598)	102,338	2,418,409
Class R6 Shares
Shares sold	10,901,755	340,045,391	4,149,527	117,545,233
Reinvestment of distributions	212,022	6,564,340	4,639	117,502
Shares redeemed	(4,676,929)	(154,147,174)	(227,276)	(6,468,360)
	6,436,848	192,462,557	3,926,890	111,194,375
NET INCREASE	4,372,053	$140,642,784	25,494,918	$687,626,621

(a)	Class P Shares commenced operations on April 16, 2018.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Large Cap Value Insights Fund

	For the Fiscal Year Ended October 31, 2018		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	944,950	$20,989,295	938,642	$18,325,585
Reinvestment of distributions	26,778	589,565	41,408	831,300
Shares redeemed	(1,122,378)	(24,803,667)	(1,470,486)	(28,520,531)
	(150,650)	(3,224,807)	(490,436)	(9,363,646)
Class C Shares
Shares sold	213,237	4,673,952	155,187	3,005,263
Reinvestment of distributions	1,328	28,615	4,317	86,981
Shares redeemed	(253,631)	(5,662,279)	(435,318)	(8,416,740)
	(39,066)	(959,712)	(275,814)	(5,324,496)
Institutional Shares
Shares sold	5,653,415	126,316,795	3,634,705	70,136,767
Reinvestment of distributions	85,290	1,875,634	296,835	5,903,889
Shares redeemed	(12,519,743)	(265,396,147)	(11,277,388)	(221,248,461)
	(6,781,038)	(137,203,718)	(7,345,848)	(145,207,805)
Service Shares
Shares sold	175,274	3,860,383	126,977	2,490,712
Reinvestment of distributions	3,562	78,635	5,367	108,696
Shares redeemed	(106,621)	(2,346,999)	(80,809)	(1,578,770)
	72,215	1,592,019	51,535	1,020,638
Investor Shares
Shares sold	2,784,560	62,066,119	1,221,228	23,843,819
Reinvestment of distributions	30,036	662,248	20,975	422,970
Shares redeemed	(294,664)	(6,505,798)	(393,594)	(7,748,706)
	2,519,932	56,222,569	848,609	16,518,083
Class P Shares(a)
Shares sold	1,317,496	29,534,295	—	—
Reinvestment of distributions	8,680	194,354	—	—
Shares redeemed	(28,624)	(646,944)	—	—
	1,297,552	29,081,705	—	—
Class R Shares
Shares sold	133,484	2,949,725	175,752	3,454,830
Reinvestment of distributions	1,878	41,071	2,106	42,661
Shares redeemed	(122,793)	(2,686,941)	(36,231)	(719,513)
	12,569	303,855	141,627	2,777,978
Class R6 Shares
Shares sold	10,968,514	230,457,462	2,971	59,899
Reinvestment of distributions	81,472	1,781,476	41	845
Shares redeemed	(4,132,273)	(91,305,986)	(8)	(173)
	6,917,713	140,932,952	3,004	60,571
NET INCREASE (DECREASE)	3,849,227	$86,744,863	(7,067,323)	$(139,518,677)

(a)	Class P shares commenced operations on April 16, 2018.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2018

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Equity Insights Fund

	For the Fiscal Year Ended October 31, 2018		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	970,112	$27,122,881	704,895	$16,033,151
Reinvestment of distributions	—	—	3,894	89,903
Shares redeemed	(508,292)	(13,663,277)	(624,039)	(14,181,081)
	461,820	13,459,604	84,750	1,941,973
Class C Shares
Shares sold	173,355	4,152,072	137,899	2,725,601
Shares redeemed	(290,102)	(6,958,010)	(403,390)	(7,999,719)
	(116,747)	(2,805,938)	(265,491)	(5,274,118)
Institutional Shares
Shares sold	8,642,169	250,527,303	3,733,505	88,306,553
Reinvestment of distributions	24,305	635,825	50,681	1,211,288
Shares redeemed	(9,724,798)	(263,840,664)	(3,424,030)	(80,667,613)
	(1,058,324)	(12,677,536)	360,156	8,850,228
Service Shares
Shares sold	56,177	1,492,122	20,415	463,044
Reinvestment of distributions	—	—	24	557
Shares redeemed	(7,503)	(198,971)	(22,418)	(501,963)
	48,674	1,293,151	(1,979)	(38,362)
Investor Shares
Shares sold	1,924,148	52,833,323	179,915	4,058,493
Reinvestment of distributions	137	3,431	2,293	52,520
Shares redeemed	(277,612)	(7,549,298)	(453,613)	(10,078,212)
	1,646,673	45,287,456	(271,405)	(5,967,199)
Class P Shares(a)
Shares sold	2,673,276	77,734,314	—	—
Shares redeemed	(176,899)	(5,010,896)	—	—
	2,496,377	72,723,418	—	—
Class R Shares
Shares sold	218,831	5,749,564	302,315	6,719,996
Reinvestment of distributions	—	—	572	12,986
Shares redeemed	(267,208)	(6,910,330)	(187,672)	(4,209,761)
	(48,377)	(1,160,766)	115,215	2,523,221
Class R6 Shares
Shares sold	7,353,764	194,789,840	12,053	283,000
Reinvestment of distributions	38	999	12	277
Shares redeemed	(899,879)	(25,418,391)	(674)	(16,024)
	6,453,923	169,372,448	11,391	267,253
NET INCREASE	9,884,019	$285,491,837	32,637	$2,302,996

(a)	Class P shares commenced operations on April 16, 2018.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Growth Insights Fund

	For the Fiscal Year Ended October 31, 2018		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,051,133	$41,444,407	1,136,249	$37,199,052
Reinvestment of distributions	89,749	3,166,328	—	—
Shares redeemed	(893,423)	(34,393,355)	(1,313,240)	(42,282,750)
	247,459	10,217,380	(176,991)	(5,083,698)
Class C Shares
Shares sold	89,830	2,769,118	102,607	2,660,555
Reinvestment of distributions	18,384	508,120	—	—
Shares redeemed	(164,381)	(5,170,324)	(91,970)	(2,394,250)
	(56,167)	(1,893,086)	10,637	266,305
Institutional Shares
Shares sold	2,753,107	125,416,287	4,659,005	177,869,765
Reinvestment of distributions	211,110	8,682,959	4,666	174,384
Shares redeemed	(2,152,304)	(96,087,410)	(1,212,399)	(46,266,257)
	811,913	38,011,836	3,451,272	131,777,892
Investor Shares
Shares sold	4,039,136	160,587,707	4,505,011	149,045,196
Reinvestment of distributions	228,917	8,261,586	5,030	165,943
Shares redeemed	(1,333,523)	(53,347,127)	(1,020,946)	(34,220,908)
	2,934,530	115,502,166	3,489,095	114,990,231
Class P Shares(a)
Shares sold	253,406	12,181,734	—	—
Shares redeemed	(3,791)	(175,264)	—	—
	249,615	12,006,470	—	—
Class R Shares
Shares sold	278,260	10,388,204	276,199	8,757,965
Reinvestment of distributions	13,690	466,555	—	—
Shares redeemed	(75,856)	(2,797,277)	(69,462)	(2,201,233)
	216,094	8,057,482	206,737	6,556,732
Class R6 Shares
Shares sold	2,135,325	99,436,882	901,874	34,903,436
Reinvestment of distributions	38,091	1,567,068	457	17,101
Shares redeemed	(437,408)	(20,188,532)	(117,452)	(4,487,420)
	1,736,008	80,815,418	784,879	30,433,117
NET INCREASE	6,139,452	$262,717,666	7,765,629	$278,940,579

(a)	Class P shares commenced operations on April 16, 2018.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2018

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Value Insights Fund

	For the Fiscal Year Ended October 31, 2018		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	676,366	$31,024,046	210,248	$9,215,874
Reinvestment of distributions	248,444	10,399,770	93,198	4,222,632
Shares redeemed	(477,761)	(21,092,565)	(444,455)	(19,351,639)
	447,049	20,331,251	(141,009)	(5,913,133)
Class C Shares
Shares sold	82,732	2,697,118	70,947	2,350,748
Reinvestment of distributions	75,551	2,274,846	23,439	798,161
Shares redeemed	(422,522)	(13,954,814)	(118,162)	(3,861,488)
	(264,239)	(8,982,850)	(23,776)	(712,579)
Institutional Shares
Shares sold	1,259,092	74,483,445	812,411	46,070,997
Reinvestment of distributions	84,092	4,631,023	22,451	1,300,286
Shares redeemed	(1,203,243)	(72,387,964)	(328,579)	(18,217,268)
	139,941	6,726,504	506,283	29,154,015
Investor Shares
Shares sold	376,564	16,973,315	213,800	9,389,755
Reinvestment of distributions	14,076	587,886	5,359	242,132
Shares redeemed	(81,186)	(3,630,109)	(145,468)	(6,290,855)
	309,454	13,931,092	73,691	3,341,032
Class P Shares(a)
Shares sold	803,810	48,953,572	—	—
Shares redeemed	(46,846)	(2,765,790)	—	—
	756,964	46,187,782	—	—
Class R Shares
Shares sold	36,986	1,646,619	67,892	2,921,620
Reinvestment of distributions	1,979	81,367	5,447	243,261
Shares redeemed	(18,791)	(811,541)	(188,151)	(8,158,331)
	20,174	916,445	(114,812)	(4,993,450)
Class R6 Shares
Shares sold	334,545	20,398,238	86,823	4,889,856
Reinvestment of distributions	7,394	407,268	8	437
Shares redeemed	(15,248)	(903,149)	(10,556)	(579,155)
	326,691	19,902,357	76,275	4,311,138
NET INCREASE	1,736,034	$99,012,581	376,652	$25,187,023

(a)	Class P Shares commenced operations on April 16, 2018.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Equity Insights Fund

	For the Fiscal Year Ended October 31, 2018		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	949,778	$46,836,246	444,307	$20,229,205
Reinvestment of distributions	540,991	25,388,649	228,207	9,688,682
Shares redeemed	(763,607)	(37,280,302)	(1,241,858)	(55,458,022)
	727,162	34,944,593	(569,344)	(25,540,135)
Class C Shares
Shares sold	114,867	5,111,767	74,268	3,052,518
Reinvestment of distributions	65,851	2,772,693	26,804	1,032,502
Shares redeemed	(484,924)	(21,975,139)	(309,071)	(12,642,103)
	(304,206)	(14,090,679)	(207,999)	(8,557,083)
Institutional Shares
Shares sold	17,672,155	930,844,173	1,821,964	83,752,938
Reinvestment of distributions	525,650	25,470,196	183,080	7,994,734
Shares redeemed	(5,967,512)	(304,848,649)	(1,374,603)	(63,460,830)
	12,230,293	651,465,720	630,441	28,286,842
Service Shares
Shares sold	69,639	3,389,043	33,426	1,560,910
Reinvestment of distributions	13,459	628,029	5,039	213,019
Shares redeemed	(94,360)	(4,680,684)	(37,040)	(1,638,279)
	(11,262)	(663,612)	1,425	135,650
Investor Shares
Shares sold	1,555,878	76,579,742	576,197	25,554,721
Reinvestment of distributions	97,081	4,504,647	20,573	864,392
Shares redeemed	(343,857)	(16,669,597)	(170,917)	(7,688,730)
	1,309,102	64,414,792	425,853	18,730,383
Class P Shares(a)
Shares sold	4,283,367	218,451,046	—	—
Shares redeemed	(153,277)	(7,903,827)	—	—
	4,130,090	210,547,219	—	—
Class R Shares
Shares sold	394,654	18,855,699	566,443	26,105,639
Reinvestment of distributions	105,956	4,879,525	26,329	1,099,694
Shares redeemed	(479,608)	(22,869,760)	(300,543)	(13,224,161)
	21,002	865,464	292,229	13,981,172
Class R6 Shares
Shares sold	611,273	32,143,497	52,331	2,378,202
Reinvestment of distributions	5,619	272,129	97	4,248
Shares redeemed	(19,119)	(950,920)	(3,916)	(187,759)
	597,773	31,464,706	48,512	2,194,691
NET INCREASE	18,699,954	$978,948,203	621,117	$29,231,520

(a)	Class P Shares commenced operations on April 16, 2018.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Small Cap Value Insights Fund and Goldman Sachs U.S. Equity Insights Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Small Cap Value Insights Fund and Goldman Sachs U.S. Equity Insights Fund (six of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 27, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Fund Expenses — Period Ended October 31, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 through October 31, 2018, which represents a period of 184 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher:

	Large Cap Growth Insights Fund				Large Cap Value Insights Fund				Small Cap Equity Insights Fund				Small Cap Growth Insights Fund
Share Class	Beginning Account Value 5/1/18	Ending Account Value 10/31/18		Expenses Paid for the 6 months ended 10/31/18*	Beginning Account Value 5/1/18	Ending Account Value 10/31/18		Expenses Paid for the 6 months ended 10/31/18*	Beginning Account Value 5/1/18	Ending Account Value 10/31/18		Expenses Paid for the 6 months ended 10/31/18*	Beginning Account Value 5/1/18	Ending Account Value 10/31/18		Expenses Paid for the 6 months ended 10/31/18*
Class A
Actual	$1,000.00	$1,013.10		$4.67	$1,000.00	$1,002.60		$4.80	$1,000.00	$1,001.90		$6.21	$1,000.00	$1,005.40		$6.22
Hypothetical 5% return	1,000.00	1,020.47	+	4.69	1,000.00	1,020.47	+	4.84	1,000.00	1,020.47	+	6.26	1,000.00	1,020.47	+	6.26
Class C
Actual	1,000.00	1,009.40		8.46	1,000.00	998.30		8.56	1,000.00	997.80		9.97	1,000.00	1,001.40		9.99
Hypothetical 5% return	1,000.00	1,016.79	+	8.49	1,000.00	1,016.64	+	8.64	1,000.00	1,015.22	+	10.06	1,000.00	1,015.22	+	10.06
Institutional
Actual	1,000.00	1,015.10		2.69	1,000.00	1,004.50		2.83	1,000.00	1,003.80		4.24	1,000.00	1,007.20		4.25
Hypothetical 5% return	1,000.00	1,022.53	+	2.70	1,000.00	1,022.38	+	2.85	1,000.00	1,020.97	+	4.28	1,000.00	1,020.97	+	4.28
Service
Actual	1,000.00	1,012.60		5.23	1,000.00	1,002.00		5.35	1,000.00	1,001.20		6.76	—	—		—
Hypothetical 5% return	1,000.00	1,019.91	+	5.24	1,000.00	1,019.91	+	5.40	1,000.00	1,019.91	+	6.82	—	—		—
Investor
Actual	1,000.00	1,014.20		3.40	1,000.00	1,003.50		3.53	1,000.00	1,003.10		4.95	1,000.00	1,006.60		4.96
Hypothetical 5% return	1,000.00	1,021.83	+	3.41	1,000.00	1,021.68	+	3.57	1,000.00	1,020.27	+	4.99	1,000.00	1,020.27	+	4.99
Class P
Actual	1,000.00	1,015.20		2.64	1,000.00	1,004.20		2.78	1,000.00	1,003.80		4.19	1,000.00	1,007.20		4.20
Hypothetical 5% return	1,000.00	1,022.48	+	2.65	1,000.00	1,022.48	+	2.80	1,000.00	1,022.48	+	4.23	1,000.00	1,022.48	+	4.23
Class R
Actual	1,000.00	1,012.00		5.93	1,000.00	1,001.40		6.05	1,000.00	1,000.40		7.46	1,000.00	1,003.90		7.48
Hypothetical 5% return	1,000.00	1,019.21	+	5.96	1,000.00	1,019.21	+	6.11	1,000.00	1,019.21	+	7.53	1,000.00	1,019.21	+	7.53
Class R6
Actual	1,000.00	1,014.80		2.64	1,000.00	1,004.60		2.78	1,000.00	1,003.80		4.19	1,000.00	1,007.40		4.20
Hypothetical 5% return	1,000.00	1,022.58	+	2.65	1,000.00	1,022.43	+	2.80	1,000.00	1,021.02	+	4.23	1,000.00	1,021.02	+	4.23

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Fund Expenses — Period Ended October 31, 2018 (Unaudited) (continued)

	Small Cap Value Insights Fund				U.S. Equity Insights Fund
Share Class	Beginning Account Value 5/1/18	Ending Account Value 10/31/18		Expenses Paid for the 6 months ended 10/31/18*	Beginning Account Value 5/1/18	Ending Account Value 10/31/18		Expenses Paid for the 6 months ended 10/31/18*
Class A
Actual	$1,000.00	$984.20		$6.15	$1,000.00	$1,012.70		$4.77
Hypothetical 5% return	1,000.00	1,020.47	+	6.26	1,000.00	1,020.47	+	4.79
Class C
Actual	1,000.00	980.30		9.88	1,000.00	1,009.00		8.61
Hypothetical 5% return	1,000.00	1,015.22	+	10.06	1,000.00	1,016.64	+	8.64
Institutional
Actual	1,000.00	986.00		4.20	1,000.00	1,014.60		2.79
Hypothetical 5% return	1,000.00	1,020.97	+	4.28	1,000.00	1,022.43	+	2.80
Service
Actual	—	—		—	1,000.00	1,012.20		5.33
Hypothetical 5% return	—	—		—	1,000.00	1,019.91	+	5.35
Investor
Actual	1,000.00	985.30		4.90	1,000.00	1,014.00		3.50
Hypothetical 5% return	1,000.00	1,020.27	+	4.99	1,000.00	1,021.73	+	3.52
Class P
Actual	1,000.00	986.00		4.15	1,000.00	1,014.80		2.74
Hypothetical 5% return	1,000.00	1,022.48	+	4.23	1,000.00	1,022.48	+	2.75
Class R
Actual	1,000.00	983.00		7.40	1,000.00	1,011.30		6.03
Hypothetical 5% return	1,000.00	1,019.21	+	7.53	1,000.00	1,019.21	+	6.06
Class R6
Actual	1,000.00	986.20		4.16	1,000.00	1,014.80		2.74
Hypothetical 5% return	1,000.00	1,021.02	+	4.23	1,000.00	1,022.48	+	2.75

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Large Cap Growth Insights+	0.92%	1.67%	0.53%	1.03%	0.67%	0.52%	1.17%	0.52%
Large Cap Value Insights+	0.95	1.70	0.56	1.06	0.70	0.55	1.20	0.55
Small Cap Equity Insights+	1.23	1.98	0.84	1.34	0.98	0.83	1.48	0.83
Small Cap Growth Insights+	1.23	1.98	0.84	N/A	0.98	0.83	1.48	0.83
Small Cap Value Insights+	1.23	1.98	0.84	N/A	0.98	0.83	1.48	0.83
U.S. Equity Insights+	0.94	1.70	0.55	1.05	0.69	0.54	1.19	0.54

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Large Cap Growth Insights Fund, Goldman Sachs Large Cap Value Insights Fund, Goldman Sachs Small Cap Equity Insights Fund, Goldman Sachs Small Cap Growth Insights Fund, Goldman Sachs Small Cap Value Insights Fund, and Goldman Sachs U.S. Equity Insights Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Large Cap Growth Insights Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2017, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2018. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Large Cap Growth Insights Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees noted that the Large Cap Growth Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the five-year period and underperformed for the one-, three-, and ten-year periods ended March 31, 2018. They observed that the Large Cap Value Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2018. They noted that the Small Cap Equity Insights Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2018. The Trustees observed that the Small Cap Growth Insights Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2018. They noted that the Small Cap Value Insights Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2018. They observed that the U.S. Equity Insights Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-, five- and ten-year periods and underperformed for the three-year period ended March 31, 2018.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

With respect to each Fund, the Trustees noted that the management fee breakpoint schedules had been reduced at all asset levels since the Management Agreement was last approved. In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2017 and 2016, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Large Cap Growth Insights Fund	Large Cap Value Insights Fund	Small Cap Equity Insights Fund	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund
First $1 billion	0.52%	0.52%	0.80%	0.80%	0.80%	0.52%
Next $1 billion	0.47	0.47	0.80	0.80	0.80	0.47
Next $3 billion	0.44	0.44	0.72	0.72	0.72	0.44
Next $3 billion	0.44	0.44	0.68	0.68	0.68	0.44
Over $8 billion	0.43	0.43	0.67	0.67	0.67	0.43

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Large Cap Growth Insights Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2019.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 69	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Director, Emerson Center for the Arts and Culture (2011-2017); and Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/ Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003- 2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006- 2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Herbert J. Markley Age: 68	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007- 2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004- 2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 56	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				154	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2018.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2018, Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 28 portfolios (14 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 47	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Goldman Sachs Trust — Domestic Equity Insights Funds — Tax Information (Unaudited)

For the year ended October 31, 2018, 19.65%, 28.40%, 66.54%, 20.05%, 21.26% and 18.75% of the dividends paid from net investment company taxable income by the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, and U.S. Equity Insights Funds, respectively, qualify for the dividends received deduction available to corporations.

For the year ended October 31, 2018, 23.25%, 100%, 100%, 21.49%, 22.50% and 18.94% of the dividends paid from net investment company taxable income by the Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, and U.S. Equity Insights Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Large Cap Growth Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds designate $10,375,229, $10,846,092, $10,055,118 and $9,467,625, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2018.

During the fiscal year ended October 31, 2018, the Large Cap Growth Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds designate $69,363,203, $12,880,483, $8,140,523 and $49,276,573, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.34 trillion in assets under supervision as of September 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[4]
∎	International Equity ESG Fund[5]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[5]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President

and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer

and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 150953-OTU-887800 DOMINSAR-18/118.5K

Goldman Sachs Funds

Annual Report	October 31, 2018

Fundamental Emerging Markets Equity Funds
Asia Equity
Emerging Markets Equity
ESG Emerging Markets Equity
N-11 Equity

Goldman Sachs Fundamental Emerging Markets Equity Funds

∎	ASIA EQUITY

∎	EMERGING MARKETS EQUITY

∎	ESG EMERGING MARKETS EQUITY

∎	N-11 EQUITY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

What Differentiates Goldman Sachs’ Fundamental Emerging Markets Equity Investment Process?

Goldman Sachs’ Fundamental Emerging Markets Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by our dedicated Emerging Markets Team that works together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to seek to identify its best investment ideas.

∎	The Emerging Markets Equity research team, based in the United States, United Kingdom, Japan, China, Korea, Singapore, Brazil, India and Australia, focuses on long-term business and management quality

∎	Proprietary, bottom-up research is the key driver of our investment process

∎	Analysts collaborate regularly to leverage regional and industry-specific research and insights

∎	Members of each local investment team are aligned by sector and are responsible for finding ideas with the best risk-adjusted upside in their respective areas of coverage

∎	The decision-making process includes active participation in frequent and regular research meetings

∎	The Emerging Market Equity team benefits from the country and currency expertise of our Global Emerging Markets Debt and Currency teams

∎	Security selections are aligned with levels of investment conviction and risk-adjusted upside

∎	Continual risk monitoring identifies various risks at the stock and portfolio level and assesses whether they are intended and justified

∎	Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

Emerging markets equity portfolios that strive to offer:

∎	Access to markets across emerging markets

∎	Disciplined approach to stock selection

∎	Optimal risk/return profiles

1

MARKET REVIEW

Goldman Sachs Fundamental Emerging Markets Equity Funds

Market Review

Emerging markets equities struggled during the 12-month period ended October 31, 2018 (the “Reporting Period”). The MSCI Emerging Markets Index (Net, USD, Unhedged) (the “MSCI EM Index”) posted a return of -12.52%.* Emerging markets equities underperformed developed markets equities on a relative basis, as measured by the MSCI Europe, Australasia, Far East (EAFE) Index, which returned -6.85% for the same time period.

As the Reporting Period began in November 2017, a robust third calendar quarter corporate earnings reporting season was a positive driver for emerging market equities, despite a pullback from a global technology sell-off. A weaker U.S. dollar and commodities strength also helped emerging market equities close out calendar year 2017 with a healthy total return. In December 2017, the U.S. Federal Reserve (the “Fed”) delivered its third interest rate hike of 2017, as had been widely expected, and maintained its projections for three additional interest rate hikes in 2018.

Emerging market equities endured a rather volatile first three months of 2018 to post positive returns for a fifth consecutive quarter. The new calendar year began strongly, with emerging market equities outperforming developed market equities in January 2018, buoyed by a strong global economic backdrop, rising oil prices and a softer U.S. dollar. Latin American equities were the strongest performers, led by Brazil, while Asian equities were largely driven by a notable rally in Chinese equities. In February 2018, however, the MSCI EM Index lost 4.61%, as equities sold off globally on market speculation of a faster pace of interest rate hikes by the Fed, which stoked a sharp rise in bond yields and in equity market volatility. Concerns about monetary policy tightening were further exacerbated by solid U.S. labor and inflation data. While the hawkish Fed minutes released were largely expected, Fed Chair Jerome Powell’s Congressional testimony surprised markets with its hawkish tilt, sparking another sell-off. (Hawkish language tends to suggest higher interest rates; opposite of dovish.) In March 2018, a global equity market sell-off was driven by escalating concerns about trade relations with the U.S., as the current Administration’s announcement of a 25% tariff on an estimated $50 billion of Chinese imports weighed on investor sentiment broadly.

Emerging markets equities suffered their first quarterly loss since 2016 during the second quarter of 2018, as headwinds from U.S.-China trade wars, a stronger U.S. dollar and rising U.S. Treasury yields negatively affected sentiment. Latin America was weakest, followed by Asia, while Europe, the Middle East and Africa (“EMEA”) posted virtually flat returns. Investor concern also increased with increased focus on the technology sector given ongoing discussion around the regulatory environment, rising geopolitical risks surrounding North Korea and Syria, and the announcement of additional sanctions on Russia.

Emerging markets equities closed the third quarter of 2018 with rather flat returns overall, as heightened risk aversion, escalating trade tensions and tightening global liquidity dominated headlines. Following a significant sell-off in the second calendar quarter, Latin America rallied, followed by EMEA. Asia registered modest losses. However, these results masked high market volatility during the third calendar quarter, driven both by the trade rhetoric between the U.S. and China and other key U.S. allies and by strong U.S. macroeconomic data relative to other markets. Emerging markets equities rebounded in July 2018 after five consecutive months of declines but resumed their descent in August and September. China underperformed during the quarter on escalating trade tensions with the U.S., which raised investor uncertainty around reduced exports and business sentiment. The sell-off was

*All index returns are expressed in U.S. dollar terms.

2

MARKET REVIEW

exacerbated by signs of a slowdown in near-term Chinese economic activity. Indian equities saw stellar performance in July 2018 but experienced its worst monthly performance since August 2013 in September 2018, as defaults of non-bank financial companies weighed on broader investor sentiment. In contrast, Latin American equities enjoyed a strong rebound in September, buoyed by surging oil prices. The successful outcome of trade agreement negotiations was also supportive of market sentiment in Latin America.

October 2018 was a difficult and volatile month for equities around the globe, including emerging markets equities. Such volatility was driven by various factors, including a delayed response to the global rates sell-off early in the month, a moderation of economic growth expectations, hawkish rhetoric from U.S. Fed policymakers, and concerns around global trade expressed in third quarter 2018 corporate earnings guidance. Chinese equities faced additional headwinds from signs of a domestic economic slowdown to 6.5% year over year in the third quarter of 2018 compared to a 6.8% average year over year growth rate in the first half of 2018, slightly below the 6.6% consensus estimate. In response, Chinese regulators introduced multi-pronged policy measures to stimulate domestic demand. Indian equities faced tightening liquidity amid concerns of further credit cycle issues in the encumbered non-bank financial institutions sector but were supported by macroeconomic tailwinds from declining crude oil prices and liquidity injection by the Reserve Bank of India. Latin American equities outperformed the MSCI EM Index and saw positive monthly returns, driven by an exceptional surge in Brazilian equities on expectations of market-friendly reforms after Jair Bolsonaro won the Brazilian presidential election.

For the Reporting Period as a whole, energy was the only sector in the MSCI EM Index to post a positive absolute return. Materials, financials, health care and consumer staples outpaced the broad MSCI EM Index but still generated negative absolute returns. Consumer discretionary, real estate and information technology were the weakest sectors in the MSCI EM Index during the Reporting Period.

From a country perspective, Qatar was the best performing individual constituent of the MSCI EM Index by some distance for the Reporting Period, posting a robust double-digit absolute gain. Russia, Peru, Brazil, Thailand and Colombia also performed well, many of which were boosted by rising oil prices. Conversely, Turkey was by far the weakest individual country constituent of the MSCI EM Index, posting a significant double-digit decline during the Reporting Period, as investors took stock of macroeconomic vulnerabilities amid deepening political turmoil there that called into question the independence of its central bank. Pakistan, Greece, South Korea and South Africa were also among the weakest constituents of the MSCI EM Index during the Reporting Period.

Looking Ahead

At the end of the Reporting Period, we acknowledged the potential continued near-term volatility in the emerging markets equities markets, but we also believed structural tailwinds for emerging markets equities remained intact over the medium to long term — what we consider to be more robust economic fundamentals, strong economic growth rates, favorable demographic trends and healthy corporate earnings growth.

Meanwhile, in our opinion, valuations at the end of the Reporting Period suggested to us the negative market sentiment around trade tensions and contagion may ultimately prove overdone. With the sell-off during the Reporting Period, 12-month forward price-to-earnings ratios for emerging markets equities were back below their long-term average and at more

3

MARKET REVIEW

than a 25% discount to developed markets at the end of the Reporting Period, offering what we see as an interesting entry-point to a multi-year recovery story.

We maintained our expectation at the end of the Reporting Period that emerging market economic growth may well exceed that of developed market economies in the next few years. Indeed, a variety of economists expect the emerging markets to contribute more than 70% of global Gross Domestic Product (“GDP”) growth from 2015 to 2025. The economic growth rate gap between emerging markets and developed markets has historically been a strong supporter of emerging markets equities.

Finally, as bottom-up investors, we prefer to avoid exposure to binary geopolitical and political outcomes. We focus instead on selectivity and finding companies trading at a discount that we believe can perform well over a market cycle. We look for companies with what we view as strong competitive dynamics in the more defensive sectors of the market that are driven by demographic fundamentals, such as health care and consumer staples, and limited currency exposure, which we believe could be more resilient in a market sell-off.

As always, we maintain our focus on seeking high-quality equity investments trading at compelling valuations and intend to stay true to our long-term discipline as we seek to navigate potentially volatile markets ahead.

Please note that effective after the close of business on September 28, 2018, the telecommunications services sector was renamed the communication services sector and was broadened to include certain companies from the information technology and consumer discretionary sectors that facilitate communication and offer related content and information through various media. These changes will be implemented in the MSCI Equity Indexes in one step as part of its November 2018 Semi-Annual Index Review.

4

PORTFOLIO RESULTS

Goldman Sachs Asia Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Asia ex Japan Equity Portfolio Management Team discusses the Goldman Sachs Asia Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and Investor Shares generated average annual total returns, without sales charges, of -15.32%, -15.94%, -14.98% and -15.11%, respectively. These returns compare to the -13.63% average annual total return of the Fund’s benchmark, the MSCI All Country Asia ex-Japan Index (Net, USD, Unhedged) (the “Index”), during the same time period.

From their inception on February 28, 2018 through the end of the Reporting Period, the Fund’s Class R6 shares generated a cumulative total return, without sales charges, of -20.34%. This return compares to the -18.23% cumulative total return of the Index during the same period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P shares generated a cumulative total return of -19.73%. This return compares to the -17.14% cumulative total return of the Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Index on a relative basis during the Reporting Period, primarily attributable to individual stock selection. From a country perspective, stock selection in Taiwan and India and having underweights to the comparatively stronger performing Taiwan and Malaysia equity markets detracted from the Fund’s relative results most. Stock selection in China/Hong Kong, the Philippines and South Korea contributed most positively. Having an allocation, albeit modest, to cash also helped during a Reporting Period when the Index posted a negative return.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Orange Life Insurance, Kingpak Technology and Win Semiconductors.

The Fund’s position in Orange Life Insurance (previously known as ING Life Insurance) detracted most from its relative results during the Reporting Period. The company is a financial and insurance services provider throughout South Korea. As Shinhan Financial Holdings finalized its acquisition of ING Life Insurance with a stake of 59%, speculations around a disproportionate allocation of capital between its wholly-owned subsidiary, Shinhan Life, and ING Life Insurance resulted in the stock’s underperformance. However, at the end of the Reporting Period, the Fund maintained its overweight position in the company, as our review of the acquisition details, along with a meeting with Shinhan Financial Holdings’ management team, led us to believe the company’s focus was not to merge the two entities any time soon and the company could only utilize ING Life Insurance’s agent force and client base rather than its ample capital. Also, the company was widely expected by the market to maintain its level of dividend payments, which we believe could restore investors’ confidence in the company.

Kingpak Technology was a new purchase for the Fund during the Reporting Period. Not a component of the Index, it underperformed the Index during the time held in the Fund and thus it detracted. Kingpak Technology is an integrated circuit packaging company listed in the Taiwanese market with a focus on complementary metal-oxide semiconductor (“CMOS”) image sensor packaging services and automotive applications. We initiated the position during the first quarter of 2018 on our expectations of an increase in camera adoption per vehicle following growing high safety

5

PORTFOLIO RESULTS

requirements as well as a need for driver-assisted and driverless systems in automobiles. In our view, Kingpak Technology offers a unique packaging technology for auto CMOS sensor packaging, and we expect this technology to help extend its customer base in the coming years. The stock detracted from Fund results, during the Reporting Period, however, as impacted by poor market sentiment toward the auto industry, stemming from global trade tensions. These tensions led to a slowdown of auto sales globally, which, in turn, led to a total units demand slowdown and lower utilization rates to Kingpak Technology. These trade tensions also increased pressure on the company’s margins via higher operating expenses. Meanwhile, its biggest customer experienced a product design issue, which led to a one-time cost increase to Kingpak Technology for production re-arrangement. At the end of the Reporting Period, we continued to believe the company could benefit over the long term from both an increase in camera adoption per vehicle following growing safety requirements as well as from a need for driver assistants and driverless systems in automobiles.

Win Semiconductors is a Taiwan-based firm, whose line of business includes the manufacturing of semiconductors and related solid-state devices. Its shares underperformed the Index during the Reporting Period mainly due to concerns about weak demand for high-end smartphones and about the trade war between the U.S. and China. Win Semiconductors posted weaker than market expected third quarter 2018 guidance, affected by high channel inventory on certain components and sensors. We subsequently saw disappointing data from China smartphone sales and orders during the third quarter of 2018, which extended the inventory digestion cycle and led to lower revenue growth in the second half of 2018 through the end of October. At the end of the Reporting Period, we expected the adoption of 3D sensing to increase going forward and Win Semiconductors’ revenue growth to resume after the inventory digestion period.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Index from holdings in Ping An Insurance, NCSoft and Jiangsu Hengrui Medicine.

The Fund’s overweight position in Ping An Insurance, a Chinese provider of a variety of insurance services, contributed the most to its relative results during the Reporting Period. The company delivered solid results in the second quarter of 2018, with recovering new life premium sales, widening product margins and rather steady growth of its non-life businesses. The company appeared to be back on track to continue its operational improvements after the headwinds to its life business due to regulatory changes in the first quarter of 2018. With secular growth of life protection product still intact at the end of the Reporting Period and with a leading agent network in China, we expect Ping An Insurance to maintain its lead over its peers and to benefit from the medium-term growth opportunity in the Chinese insurance sector. The company’s investments in the financial technology space also appeared at the end of the Reporting Period, in our opinion, to be bearing fruit, which we believed added additional value to the firm.

NCSoft is a South Korea-based company that develops and markets online games and designs and constructs databases, Intranet and commercial Internet access systems. Its stock outperformed the Index during the third quarter of 2018 after correcting in the two prior quarters over a delay in the normalization of Korea/China political relations, thereby affecting the company’s new game launches in China. The company’s key games had also been selling well enough to beat both its own company guidance and consensus estimates in the third quarter of 2018. At the end of the Reporting Period, we remained positive on the company’s stock, as we consider it a leading game development and distribution company in South Korea with a strong user base.

Jiangsu Hengrui Medicine, one of the largest pharmaceutical producers in China, outperformed the Index during the Reporting Period. Its stock performed well as the company made progress in research and development, with some of its key pipeline products progressing into advanced phases of clinical trials and others added into the China Food and Drug Administration priority review list. Toward the end of the Reporting Period, the company’s stock price declined, however, on renewed investor concerns about pricing pressure for generic drugs from the Chinese government’s intended group purchasing organization trial in 11 cities. We thus eliminated the Fund’s position in the pharmaceutical producer to lock in profits.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A

The sectors that detracted most from the Fund’s relative results during the Reporting Period were consumer discretionary, energy and consumer staples, each driven by weak stock selection. Having an overweighted allocation to consumer discretionary, which lagged the Index during the Reporting Period, and an underweighted allocation to energy,

6

PORTFOLIO RESULTS

which outpaced the Index during the Reporting Period, also hurt. At an individual stock level, the Fund’s position in Hangzhou Robam Appliances, a high-end home appliance manufacturer focusing on kitchen ware, disappointed most in the consumer discretionary sector. We sold the Fund’s position by the end of the Reporting Period given that its sales growth was below our expectations amidst an overall slowdown in the Chinese property market. In energy, the Fund’s underweight position in CNOOC, one of the major oil and gas producers of China, detracted most. A new purchase for the Fund during the Reporting Period, CNOOC’s stock price rose, as it reported satisfactory cost-cutting results and a better than market expected reserve replacement ratio for its fiscal year 2017. However, the Fund maintained an underweighted position in its stock. In consumer staples, an out-of-Index position in Korea Kolmar dampened relative results most. The firm develops and manufactures cosmetics, pharmaceuticals and health foods. Its stock price declined, as its overall margins disappointed due to a rise in input costs, labor costs and poor product mix.

The sectors that contributed most positively to the Fund’s performance relative to the Index were health care, industrials and financials, where stock selection in each boosted relative results. Having an overweight to health care, which outperformed the Index during the Reporting Period, also helped. At an individual stock level, a position in Jiangsu Hengrui Medicine, mentioned earlier, boosted results most. In industrials, an overweight position in Airports of Thailand, which operates all major airports in Thailand, helped most. Airports of Thailand posted healthy margins, which expanded due to good cost control and traffic growth, and benefited from a strong rebound in Chinese tourists and from expectations of potential upside from upcoming duty free tender, expected by the consensus to be launched over the next six to nine months. The Fund’s position in Ping An Insurance, mentioned earlier, added the most value within the financials sector.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives or similar instruments during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchases already mentioned, we initiated a Fund position in Hankook Tire during the Reporting Period. Based in South Korea, it is the seventh largest manufacturer of tires in the world, selling close to 100 million tires annually. We established the position because we expect the company to benefit from the shift in demand toward greater than 17-inch tires. With raw material prices expected to remain benign during the next few years, Hankook Tire, in our opinion, could reduce its pricing gap with other major players in the industry, which could further improve its margins. On the date of purchase, we believed its valuation was attractive and the company was well positioned in the competitive environment to sustain its strong return profile.

We added to the Fund’s position in Samsung Electro-Mechanics within the information technology sector. The stock performed well on consensus expectations of rising demand for MLCC, a type of package for integrated circuit chips, with the adoption of fifth-generation networks and electric vehicles. Equipment lead times have increased from approximately six to 15 months, and there are only a few manufacturers who can produce smaller and higher capacity MLCCs. In addition, MLCC production appears, in our view, to have entered into the longest and steepest upcycle to date, and as such, we believe it could potentially benefit the company in the longer term.

Conversely, in addition to the sale of Jiangsu Hengrui Medicine mentioned earlier, we eliminated the Fund’s position in Celltrion Healthcare, a marketing entity of Celltrion Group, which is dedicated to producing and marketing biosimilar products. Celltrion Group had introduced a series of products in the U.S. and European markets in 2017. Its stock performed well in the fourth quarter of 2017 on consensus expectations of rapid market penetration after a successful launch of its second biosimilar product in European markets. We exited the position by the end of 2017 to lock in profits, as its stock price spiked higher than the market expected target range. (A biosimilar product is a biological product that is approved based on a showing that it is highly similar to a Food and Drug Administration-approved biological product, known as a reference product, and has no clinically meaningful differences in terms of safety and effectiveness from the reference product.)

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

Most sector weights are usually established within a relatively narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, relative to the Index, the Fund’s exposure to information technology and industrials

7

PORTFOLIO RESULTS

increased, and its allocations to health care and telecommunication services decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. During the Reporting Period, relative to the Index, the Fund’s allocations to South Korea and Singapore increased, and its exposures to China/Hong Kong and India decreased.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposure to South Korea and India and held an out-of-Index allocation in Vietnam. On the same date, the Fund had underweighted exposure relative to the Index to Taiwan, China/Hong Kong, Indonesia, Singapore and Malaysia. The Fund was rather neutrally weighted relative to the Index in Thailand and the Philippines and had no exposure to Pakistan at the end of the Reporting Period.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in the consumer discretionary and financials sectors at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the Index in the real estate, energy and industrials sectors and was relatively neutrally weighted compared to the Index in information technology, materials, consumer staples and health care. The Fund had no exposure to the utilities or telecommunication services sector at the end of the Reporting Period. The Fund also had a position in cash equivalent to 6% of its total assets at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

8

FUND BASICS

Asia Equity Fund

as of October 31, 2018

PERFORMANCE REVIEW
November 1, 2017–October 31, 2018	Fund Total Return (based on NAV)[1]	MSCI® (All Country) Asia ex-Japan Index[2]
Class A	-15.32%	-13.63%
Class C	-15.94	-13.63
Institutional	-14.98	-13.63
Investor	-15.11	-13.63

February 28, 2018–October 31, 2018
Class R6	-20.34%	-18.23%

April 16, 2018–October 31, 2018
Class P	-19.73%	-17.14%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® All Country Asia ex-Japan Index (Net, USD, Unhedged) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. As of October 31, 2018, the MSCI All Country Asia ex-Japan Index consisted of the following 11 developed and emerging market country indices: China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Singapore, Taiwan, and Thailand. The series of returns reflected by the MSCI All Country Asia ex-Japan Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-6.33%	6.28%	6.63%	3.02%	7/8/94
Class C	-2.58	6.68	6.43	2.36	8/15/97
Institutional	-0.45	7.92	7.67	3.18	2/2/96
Investor	-0.59	N/A	N/A	6.58	2/28/14
Class P	N/A	N/A	N/A	-10.19	4/16/18
Class R6	N/A	N/A	N/A	-10.87	2/28/18

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or

9

FUND BASICS

higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.54%	2.02%
Class C	2.29	2.77
Institutional	1.15	1.63
Investor	1.29	1.77
Class P	1.14	1.62
Class R6	1.14	1.62

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/18[5,6]
Holding	% of Net Assets	Line of Business	Country
Samsung Electronics Co. Ltd.	5.6%	Technology Hardware & Equipment	South Korea
Tencent Holdings Ltd.	5.4	Media & Entertainment	China
Taiwan Semiconductor Manufacturing Co. Ltd.	4.9	Semiconductors & Semiconductor Equipment	Taiwan
AIA Group Ltd.	4.6	Insurance	Hong Kong
Alibaba Group Holding Ltd. ADR	4.2	Retailing	China
Ping An Insurance Group Co. of China Ltd. Class H	4.1	Insurance	China
NCSoft Corp.	3.3	Media & Entertainment	South Korea
DBS Group Holdings Ltd.	2.9	Banks	Singapore
China Merchants Bank Co. Ltd. Class H	2.6	Banks	China
Airports of Thailand PCL	2.0	Transportation	Thailand

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

[6]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 6.2% of the Fund’s net assets as of 10/31/18.

10

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of October 31, 2018

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.2% of the Fund’s net assets at October 31, 2018.

11

GOLDMAN SACHS ASIA EQUITY FUND

Performance Summary

October 31, 2018

The following graph shows the value, as of October 31, 2018, of a $10,000 investment made on November 1, 2008 in Class A Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® All Country Asia ex-Japan Index (Net, USD, Unhedged), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Investor, Class P and Class R6 Shares will vary from that of Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Asia Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2008 through October 31, 2018.

Average Annual Total Return through October 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced July 8, 1994)
Excluding sales charges	-15.32%	4.15%	9.44%	2.78%
Including sales charges	-19.97%	2.98%	8.82%	2.54%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	-15.94%	3.38%	8.60%	1.81%
Including contingent deferred sales charges	-16.78%	3.38%	8.60%	1.81%

Institutional Shares (Commenced February 2, 1996)	-14.98%	4.56%	9.87%	2.66%

Investor (Commenced February 28, 2014)	-15.11%	N/A	N/A	3.93%

Class P* (Commenced April 16, 2018)	N/A	N/A	N/A	-19.73%

Class R6* (Commenced February 28, 2018)	N/A	N/A	N/A	-20.34%

*	Total return for periods of less than one year represents cumulative total return.

12

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs Emerging Markets Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor and R6 Shares generated average annual total returns, without sales charges, of -17.32%, -17.91%, -16.99%, -17.38%, -17.07% and -16.96%, respectively. These returns compare to the -12.52% average annual total return of the Fund’s benchmark, the MSCI Emerging Markets Index (Net, USD, Unhedged) (the “Index”), during the same period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P shares generated a cumulative total return of -21.06%. This return compares to the -16.40% cumulative total return of the Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Index on a relative basis during the Reporting Period, primarily attributable to individual stock selection. From a country perspective, stock selection in Taiwan, India and Brazil detracted from the Fund’s performance most. These detractors were partially offset by the positive contributions of effective stock selection in South Africa and the United Arab Emirates. Having an overweighted allocation to Peru, which significantly outpaced the Index during the Reporting Period, also helped. Further buoying the Fund’s relative results was having an exposure, albeit modest, to cash during a Reporting Period when the Index posted a negative return.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Win Semiconductors, Grupo Supervielle and Hangzhou Robam Appliances.

Win Semiconductors is a Taiwan-based firm, whose line of business includes the manufacturing of semiconductors and related solid-state devices. A new purchase for the Fund during the Reporting Period, its shares underperformed the Index during the Reporting Period mainly due to concerns about weak demand for high-end smartphones and about the trade war between the U.S. and China. Win Semiconductors posted weaker than market expected third quarter 2018 guidance, affected by high channel inventory on certain components and sensors. We subsequently saw disappointing data from China smartphone sales and orders during the third quarter of 2018, which extended the inventory digestion cycle and led to lower revenue growth in the second half of 2018 through the end of October. At the end of the Reporting Period, we expected the adoption of 3D sensing to increase going forward and Win Semiconductors’ revenue growth to resume after the inventory digestion period.

Grupo Supervielle is an Argentina-based financial services holding company. Its stock declined as Argentine macroeconomic forecasts were revised down. Additionally, its bank reported results using International Financial Reporting Standards for the first time, and this resulted in non-recurring adjustments in Grupo Supervielle’s income sheet. We reassessed our outlook and determined that the Argentinian equity market continues to forecast significant devaluation of the Argentine peso, making the forecast for Grupo Supervielle’s results less attractive on real terms, in our view. We thus decided to exit the Fund’s position.

Hangzhou Robam Appliances is a high-end home appliance manufacturer focusing on kitchen ware, whose stock price traded lower as its sales growth came in below market expectations due to an overall slowdown in the Chinese property market. For that very same reason, we sold the Fund’s position by the end of the Reporting Period.

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PORTFOLIO RESULTS

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were Ping An Insurance, Lukoil and Celltrion Healthcare.

The Fund’s overweight position in Ping An Insurance, a Chinese provider of a variety of insurance services, contributed the most to its relative results during the Reporting Period. The company delivered solid results in the second quarter of 2018, with recovering new life premium sales, widening product margins and rather steady growth of its non-life businesses. The company appeared to be back on track to continue its operational improvements after the headwinds to its life business due to regulatory changes in the first quarter of 2018. With secular growth of life protection product still intact at the end of the Reporting Period and with a leading agent network in China, we expect Ping An Insurance to maintain its lead over its peers and to benefit from the medium-term growth opportunity in the Chinese insurance sector. The company’s investments in the financial technology space also appeared at the end of the Reporting Period, in our opinion, to be bearing fruit, which we believed added additional value to the firm.

Lukoil, a new purchase for the Fund during the Reporting Period, is a Russian oil company. We liked the company’s vertically integrated structure, which gives it a diverse exposure to all key areas of the energy sector. More specifically, the company can extract crude oil and gas (upstream), which it can then sell directly, or run through its refineries (midstream) to produce higher priced products (downstream). Additionally, the company has a vast resource base for organic production — it produces more than two million barrels of oil per day and has more than 16 billion barrels of reserves. It is also, in our view, one of the most technically proficient energy operators in the world, with high quality refining assets. During the Reporting Period, its stock gained as oil prices rose. Also, the company executed its business strongly and cut costs. Further, the company was, at the end of the Reporting Period, in the execution phase of its buyback program, which is expected by the market to enhance shareholder returns and potentially enable it to meet targets despite volatility in oil prices.

Celltrion Healthcare is a marketer of biopharmaceutical products in the South Korean health care sector. Its stock gained due to successful product launches in Europe and the U.S. and what many viewed as a healthy product pipeline. That said, we opted to sell the Fund’s position in Celltrion Healthcare, taking profits, as its share price rose well above our target price under any scenario we foresaw.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, weak stock selection in energy, materials and financials detracted most from the Fund’s relative results. Having an underweighted allocation to energy, which outpaced the Index during the Reporting Period, also dampened relative results. In energy, the Fund’s position in BPCL, an Indian exploration and oil marketing company, was the largest detractor from relative returns. In materials, the Fund’s position in Hindalco Industries, an integrated aluminum producer and copper manufacturer in India, detracted most from returns. We sold the Fund’s position in Hindalco Industries, as the stock declined on lower global aluminum prices and on consensus expectations around the negative impact of U.S. import tariffs. In financials, the Fund’s position in Grupo Supervielle, mentioned earlier, was the biggest disappointment.

Conversely, strong stock selection within the industrials and health care sectors contributed most positively to the Fund’s performance. Having an underweighted allocation to real estate, which was among the weakest sectors in the Index during the Reporting Period, also added value. In industrials, the Fund’s holding in TeamLease Services, a recruitment consultant and human resource staffing firm in India, was the strongest contributor. In health care, the Fund’s holding in Celltrion Healthcare, mentioned earlier, was the strongest contributor.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of our active management strategy. However, we used index futures to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of index futures, which facilitated purchases and redemptions. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to the purchases mentioned earlier, we initiated a Fund position in China Merchants Bank during the Reporting Period. We like China Merchants Bank’s focus on consumer

14

PORTFOLIO RESULTS

banking, which caters to the growing financial services need of the country’s middle class. The bank generated more than 50% of its net income from the retail segment in 2017, leading to what we view as its superior return on assets profile. Further, the bank’s balance sheet, in our opinion, has been prudently managed, with 180% non-performing loan coverage and 3.37% loan reserve coverage at the end of 2017.

Conversely, in addition to those sales already mentioned, we exited the Fund’s position in Galaxy Entertainment, a Hong Kong-based hospitality and gaming company, due to its weak share price performance. Its weakness was largely driven by China macro uncertainties impacting its high end VIP segment. We were concerned about potential earnings risks amidst this backdrop.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Fund weightings at a sector level are driven by bottom-up stock selection. That said, during the Reporting Period, the Fund’s exposure relative to the Index to information technology, energy and consumer discretionary increased, and its allocations relative to the Index to health care, consumer staples and financials decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. As such, the Fund’s exposure relative to the Index in South Africa and Brazil increased, and its allocations relative to the Index to India and Thailand decreased.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposures to India and Peru and underweighted exposures to Taiwan, South Africa, Thailand, South Korea, China and Malaysia relative to the Index. On the same date, the Fund was relatively neutrally weighted to the Index in the remaining components of the Index, with the exceptions of Chile, Qatar, Hungary and Pakistan, where the Fund had no exposure at the end of the Reporting Period. The Fund also had exposure to several equity markets that are not components of the Index, including Vietnam, Romania, Georgia and Germany.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in financials, consumer discretionary and information technology at the end of the Reporting Period. The Fund had underweighted positions compared to the Index in the energy, real estate, materials, industrials and communication services sectors at the end of the Reporting Period. The Fund had rather neutral exposure to the consumer staples and health care sectors and no allocation to the utilities sector at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

15

FUND BASICS

Emerging Markets Equity Fund

as of October 31, 2018

PERFORMANCE REVIEW
November 1, 2017–October 31, 2018	Fund Total Return (based on NAV)[1]	MSCI® Emerging Markets Index[2]
Class A	-17.32%	-12.52%
Class C	-17.91	-12.52
Institutional	-16.99	-12.52
Service	-17.38	-12.52
Investor	-17.07	-12.52
Class R6	-16.96	-12.52
April 16, 2018–October 31, 2018
Class P	-21.06%	-16.40%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Emerging Markets Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of October 31, 2018 the MSCI® Emerging Markets Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. For this Index, the dividend is reinvested after deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI Emerging Markets Index does not reflect any deductions of expenses associated with mutual funds such as management fees and other expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-11.51%	4.55%	4.56%	5.88%	12/15/97
Class C	-7.97	4.96	4.36	5.47	12/15/97
Institutional	-5.98	6.16	5.57	6.69	12/15/97
Service	-6.44	5.64	5.05	6.06	12/15/97
Investor	-6.12	6.00	N/A	4.05	8/31/10
Class P	N/A	N/A	N/A	-13.34	4/16/18
Class R6	-5.99	N/A	N/A	6.94	7/31/15

[3]	The Standardized Total Returns are average annual returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or

16

FUND BASICS

higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.57%	1.58%
Class C	2.32	2.33
Institutional	1.18	1.19
Service	1.68	1.69
Investor	1.32	1.33
Class P	1.17	1.18
Class R6	1.17	1.18

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/18[5]
Holding	% of Net Assets	Line of Business	Country
iShares MSCI Emerging Markets ETF	4.8%	Diversified Financials	United States
Samsung Electronics Co. Ltd.	4.7	Technology Hardware & Equipment	South Korea
Taiwan Semiconductor Manufacturing Co. Ltd.	4.7	Semiconductors & Semiconductor Equipment	Taiwan
Tencent Holdings Ltd.	4.5	Media & Entertainment	China
Alibaba Group Holding Ltd. ADR	3.7	Retailing	China
Ping An Insurance Group Co. of China Ltd. Class H	2.9	Insurance	China
LUKOIL PJSC ADR	2.7	Energy	Russia
AIA Group Ltd.	2.6	Insurance	Hong Kong
China Merchants Bank Co. Ltd. Class H	2.2	Banks	China
Hong Kong Exchanges & Clearing Ltd.	1.9	Diversified Financials	Hong Kong

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

17

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 1.1% of the Fund’s net assets at October 31, 2018.

18

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Performance Summary

October 31, 2018

The following graph shows the value, as of October 31, 2018, of a $1,000,000 investment made on November 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® Emerging Markets Index (Net, USD, Unhedged), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class P and Class R6 Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Emerging Markets Equity Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2008 through October 31, 2018.

Average Annual Total Return through October 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced December 15, 1997)
Excluding sales charges	-17.32%	2.84%	7.60%	5.67%
Including sales charges	-21.88%	1.69%	6.99%	5.38%

Class C (Commenced December 15, 1997)
Excluding contingent deferred sales charges	-17.91%	2.07%	6.81%	4.98%
Including contingent deferred sales charges	-18.73%	2.07%	6.81%	4.98%

Institutional Shares (Commenced December 15, 1997)	-16.99%	3.25%	8.03%	6.18%

Service Shares (Commenced December 15, 1997)	-17.38%	2.73%	7.50%	5.56%

Investor (Commenced August 31, 2010)	-17.07%	3.09%	N/A	2.83%

Class P* (Commenced April 16, 2018)	N/A	N/A	N/A	-21.06%

Class R6 (Commenced July 31, 2015)	-16.96%	N/A	N/A	3.72%

*	Total return for periods of less than one year represents cumulative total return.

19

PORTFOLIO RESULTS

Goldman Sachs ESG Emerging Markets Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

The Goldman Sachs ESG Emerging Markets Equity Fund (the “Fund”) was launched on May 31, 2018. Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Fund’s performance and positioning for the period from its inception on May 31, 2018 through October 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 Shares generated cumulative total returns, without sales charges, of -16.00%, -16.30%, -15.90%, -15.90%, -16.10% and -15.90%, respectively. These returns compare to the -13.46% cumulative total return of the Fund’s benchmark, the MSCI Emerging Markets Index (Net, USD, Unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the Index on a relative basis during the Reporting Period, primarily attributable to individual stock selection. From a country perspective, stock selection and allocation positioning in Taiwan, China and Mexico detracted from the Fund’s performance most. These detractors were partially offset by the positive contributions of effective stock selection and allocation positioning in South Africa and Peru. Stock selection also proved especially beneficial in South Korea during the Reporting Period.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among those stocks detracting most from the Fund’s results relative to the Index were positions in Win Semiconductors, Tencent Holdings and Hangzhou Robam Appliances.

Win Semiconductors is a Taiwan-based firm, whose line of business includes the manufacturing of semiconductors and related solid-state devices. Its shares underperformed the Index during the Reporting Period mainly due to concerns about weak demand for high-end smartphones and about the trade war between the U.S. and China. Win Semiconductors posted weaker than market expected third quarter 2018 guidance, affected by high channel inventory on certain components and sensors. We subsequently saw disappointing data from China smartphone sales and orders during the third quarter of 2018, which extended the inventory digestion cycle and led to lower revenue growth in the second half of 2018 through the end of October. At the end of the Reporting Period, we expected the adoption of 3D sensing to increase going forward and Win Semiconductors’ revenue growth to resume after the inventory digestion period.

Tencent Holdings is a China-based provider of Internet and mobile value-added services, online advertising services and e-commerce transactions services. Its share price declined significantly during the Reporting Period, as sentiment around the company soured after it faced an onslaught of bad news. This included global concerns over what many investors considered frothy technology company valuations. Its losses accelerated after the company warned of weaker margins and after one of the company’s long-standing shareholders indicated it was selling a nearly $11 billion stake. China’s regulators stalled the approval of game licenses during the summer due to the restructuring of power among government departments. As such, we expect the approval process to resume after the restructuring is complete, which historically could take up to three to six months. While the delay in issuance of licenses could weigh on Tencent Holdings’ share price in the near term, we believe the setback affects all platforms across the industry rather than Tencent Holdings alone. At the end of the Reporting Period, we believed Tencent Holdings was likely to maintain its leading position in the Chinese online gaming market, with more than 80% market share by game distribution titles thanks to its large number of daily active users and high user engagement.

Hangzhou Robam Appliances is a high-end home appliance manufacturer focusing on kitchen ware, whose stock price traded lower as its sales growth came in below market

20

PORTFOLIO RESULTS

expectation due to an overall slowdown in the Chinese property market. For that very same reason, we sold the Fund’s position by the end of the Reporting Period.

Q	What were some of the Fund’s best-performing individual stocks?

A	The strongest contributors to the Fund’s performance during the Reporting Period were Banco Bradesco, B3 and Ping An Insurance.

Banco Bradesco is one of Brazil’s largest banks with a well-diversified business offering. Banco Bradesco maintains more than 65,000 points of sale serving 26 million clients. The bank benefited during the Reporting Period from having a well diversified loan portfolio, high coverage of non-performing loans and what many investors consider a prudent management team.

B3 operates as a regional exchange in Brazil. The company provides an integrated business model, including clearing and settlement activities, central depository services and financial products for trading in equity, commodity and derivatives. Its shares performed well during the Reporting Period, as B3 was widely perceived by investors as poised to offer strong earnings growth in 2019.

The Fund’s overweight position in Ping An Insurance, a Chinese provider of a variety of insurance services, also contributed to its relative results during the Reporting Period. The company delivered solid results in the second quarter of 2018, with recovering new life premium sales, widening product margins and rather steady growth of its non-life businesses. The company appeared to be back on track to continue its operational improvements after the headwinds to its life business due to regulatory changes in the first quarter of 2018. With secular growth of life protection product still intact at the end of the Reporting Period and with a leading agent network in China, we expect Ping An Insurance to maintain its lead over its peers and to benefit from the medium-term growth opportunity in the Chinese insurance sector. The company’s investments in the financial technology space also appeared at the end of the Reporting Period, in our opinion, to be bearing fruit, which we believed added additional value to the firm.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, weak stock selection in information technology and consumer discretionary detracted most from the Fund’s relative results. Having an underweighted allocation to energy, which was the best performing sector in the Index during the Reporting Period, and having an overweighted allocation to information technology, which was among the weakest sectors in the Index during the Reporting Period, also dampened relative results.

Conversely, having an overweighted allocation to financials, which outpaced the Index during the Reporting Period, and having no exposure to real estate, which underperformed the Index during the Reporting Period, contributed most positively to the Fund’s performance. Strong stock selection within the industrials sectors also added value.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of our active management strategy.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	The Fund was launched on May 31, 2018 and thus the Reporting Period was one wherein we bought a large number of stocks as we built the Fund’s portfolio.

In addition to the sale of Hangzhou Robam Appliances, already mentioned, we exited the Fund’s position in China Literature. The company announced its acquisition plan for New Classics, a drama production company. While the acquisition may help the company to monetize its Internet Protocol portfolio faster, we feel the information being provided is limited, and so we opted to sell the position given the uncertainty around the impact of the acquisition on China Literature’s future earnings.

We sold the Fund’s position in Jiangsu Hengrui Medicine, one of the largest pharmaceutical producers in China. Its stock performance was weak during the Reporting Period on renewed investor concerns about pricing pressure for generic drugs from the Chinese’s government’s intended group purchasing organization trial in 11 cities. Amidst the uncertainty, we eliminated the Fund’s position in the pharmaceutical producer.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A

Fund weightings at a sector level are driven by bottom-up stock selection. Similarly, allocations to countries are directly the result of various stock selection decisions. That said, given the Fund’s launch date of May 31, 2018, it was

21

PORTFOLIO RESULTS

not a matter of making changes during the Reporting Period but rather of building its portfolio.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had overweighted exposures to India and Peru and underweighted exposures to Taiwan and South Africa relative to the Index. On the same date, the Fund was relatively neutrally weighted to the Index in the remaining components of the Index, with the exceptions of Pakistan, Hungary, Qatar and Chile, where the Fund had no exposure at all. The Fund also had exposure to Germany and Romania, whose equity markets are not components of the Index.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in consumer discretionary, financials and information technology at the end of the Reporting Period. The Fund had underweighted positions compared to the Index in the consumer staples, communication services, industrials and materials sectors at the end of the Reporting Period. The Fund had rather neutral exposure to the health care sector and no allocations to the utilities, real estate, or energy sectors at the end of the Reporting Period.

We remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

22

FUND BASICS

ESG Emerging Markets Equity Fund

as of October 31, 2018

PERFORMANCE REVIEW
May 31, 2018–October 31, 2018	Fund Total Return (based on NAV)[1]	MSCI® Emerging Markets Index[2]
Class A	-16.00%	-13.46%
Class C	-16.30	-13.46
Institutional	-15.90	-13.46
Investor	-15.90	-13.46
Class R	-16.10	-13.46
Class R6	-15.90	-13.46

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Emerging Markets Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of October 31, 2018 the MSCI® Emerging Markets Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. For this Index, the dividend is reinvested after deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI Emerging Markets Index does not reflect any deductions of expenses associated with mutual funds such as management fees and other expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/18	Since Inception	Inception Date
Class A	-13.04%	5/31/18
Class C	-9.12	5/31/18
Institutional	-7.90	5/31/18
Investor	-7.90	5/31/18
Class R	-8.10	5/31/18
Class R6	-7.90	5/31/18

[3]	The Standardized Total Returns are average annual returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

23

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.53%	4.12%
Class C	2.28	4.87
Institutional	1.14	3.73
Investor	1.28	3.87
Class R	1.78	4.37
Class R6	1.13	3.72

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least May 30, 2019, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/18[5]
Holding	% of Net Assets	Line of Business	Country
iShares MSCI India ETF	12.0%	Investment Funds	United States
Tencent Holdings Ltd.	5.6	Media & Entertainment	China
Taiwan Semiconductor Manufacturing Co. Ltd.	5.2	Semiconductors & Semiconductor Equipment	Taiwan
Samsung Electronics Co. Ltd.	5.1	Technology Hardware & Equipment	South Korea
Alibaba Group Holding Ltd. ADR	4.6	Retailing	China
Ping An Insurance Group Co. of China Ltd. Class H	3.6	Insurance	China
AIA Group Ltd.	3.3	Insurance	Hong Kong
Sberbank of Russia PJSC ADR	3.2	Banks	Russia
Banco Bradesco SA ADR	3.2	Banks	Brazil
China Merchants Bank Co. Ltd. Class H	2.8	Banks	China

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

24

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above.

25

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Performance Summary

October 31, 2018

The following graph shows the value, as of October 31, 2018, of a $1,000,000 investment made on May 31, 2018 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® Emerging Markets Index (Net, USD, Unhedged), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class R and Class R6 Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

ESG Emerging Markets Equity Fund’s Lifetime Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from May 31, 2018 through October 31, 2018.

Cumulative Total Return through October 31, 2018	Since Inception
Class A (Commenced May 31, 2018)
Excluding sales charges	-16.00%
Including sales charges	-20.60%

Class C (Commenced May 31, 2018)
Excluding contingent deferred sales charges	-16.30%
Including contingent deferred sales charges	-17.14%

Institutional Shares (Commenced May 31, 2018)	-15.90%

Investor (Commenced May 31, 2018)	-15.90%

Class R (Commenced May 31, 2018)	-16.10%

Class R6 (Commenced May 31, 2018)	-15.90%

26

PORTFOLIO RESULTS

Goldman Sachs N-11 Equity Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Goldman Sachs N-11 Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and Investor Shares generated average annual total returns, without sales charges, of -19.03%, -19.66%, -18.62% and -18.82%, respectively. These returns compare to the -18.37% average annual total return of the Fund’s benchmark, the MSCI Next 11 ex-Iran GDP Weighted Index (Net, USD, Unhedged) (the “Index”), during the same period.

From their inception on February 28, 2018 through the end of the Reporting Period, the Fund’s Class R6 shares generated a cumulative total return, without sales charges, of -22.15%. This return compares to the -22.50% cumulative total return of the Index during the same period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P shares generated a cumulative total return of -21.19%. This return compares to the -21.41% cumulative total return of the Index during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund modestly underperformed the Index on a relative basis during the Reporting Period. The Fund’s stock selection and allocation positioning in South Korea and Turkey detracted most. Having no exposure to Nigeria, the third strongest performing constituent of the Index during the Reporting Period, also hurt. Such detractors were only partially offset by the positive contributions of effective stock selection in Mexico, Egypt and Indonesia. Having an overweight to Egypt, which outpaced the Index during the Reporting Period, also buoyed the Fund’s relative results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in the financials sector — Turkiye Sinai Kalkinma Bankasi, Orange Life Insurance and Unifin Financiera.

Turkiye Sinai Kalkinma Bankasi is a regional bank in Turkey. While the collapse of the Turkish lira weighed on the entire Turkish equity market and especially banks, this regional bank’s stock was disproportionately impacted during the Reporting Period due to its higher exposure to the commercial and investment banking business.

Orange Life Insurance (previously known as ING Life Insurance) also detracted from the Fund’s relative results during the Reporting Period. The company is a financial and insurance services provider throughout South Korea. As Shinhan Financial Holdings finalized its acquisition of ING Life Insurance with a stake of 59%, speculations around a disproportionate allocation of capital between its wholly-owned subsidiary, Shinhan Life, and ING Life Insurance resulted in the stock’s underperformance. However, at the end of the Reporting Period, the Fund maintained its overweight position in the company, as our review of the acquisition details, along with a meeting with Shinhan Financial Holdings’ management team, led us to believe the company’s focus was not to merge the two entities any time soon and could only utilize ING Life Insurance’s agent force and client base rather than its ample capital. Also, the company was widely expected by the market to maintain its level of dividend payments, which we believe could restore investors’ confidence in the company.

Unifin Financiera is a Mexican leasing company. Its shares were affected during the Reporting Period by tightening financial conditions, which led to a pickup in borrowing and, in turn, interest expenses. As this scenario impacted the

27

PORTFOLIO RESULTS

company’s margins, the stock underperformed the broader Mexican equity market, detracting from relative returns.

Q	What were some of the Fund’s best-performing individual stocks?

A	As was the case with the biggest detractors, the strongest contributors to the Fund’s performance during the Reporting Period were each in the financials sector — Bank Central Asia, Joint Stock Bank for Foreign Trade of Vietnam and Commercial International Bank Egypt.

Bank Central Asia is the largest bank in Indonesia. Business activity and consumer sentiment improved during the Reporting Period, and this was reflected in Bank Central Asia’s strong loan book growth. Bank Central Asia outperformed its peers during the Reporting Period on the back of its strong financial results.

Joint Stock Bank for Foreign Trade of Vietnam provides banking products and services for individuals, corporations and financial institutions in Vietnam. The macroeconomic backdrop in Vietnam held up well during the Reporting Period, with real Gross Domestic Product growth rather stable in the 7% to 8% range and inflation remaining within manageable levels. In many investors’ view these conditions bode well for loan book growth for the financial sector broadly and for Joint Stock Bank for Foreign Trade of Vietnam in particular, which delivered strong financial performance during the Reporting Period.

Commercial International Bank Egypt provides a range of financial services in Egypt. The bank performed strongly during the Reporting Period on the back of reports of strong revenues and a solid balance sheet.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	Relative to the Index, weak stock selection in the health and utilities sectors detracted most from the Fund’s performance. Having an underweighted allocation to energy, which outpaced the Index during the Reporting Period, also hurt. Conversely, strong stock selection within financials, materials and telecommunication services contributed most positively to the Fund’s performance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Samsung Electro-Mechanics, a South Korean electronic component company. We were positive on demand/supply dynamics becoming more favorable in the high-end segment along with disciplined capacity.

We established a Fund position in Hankook Tire. Based in South Korea, it is the seventh largest manufacturer of tires in the world, selling close to 100 million tires annually. We established the position because we expect the company to benefit from the shift in demand toward greater than 17-inch tires. With raw material prices expected to remain benign during the next few years, Hankook Tire, in our opinion, could reduce its pricing gap with other major players in the industry, which could further improve its margins. On the date of purchase, we believed its valuation was attractive and the company was well positioned in the competitive environment to sustain its strong return profile.

Conversely, we sold the Fund’s position in BIM Burlesik Magazalar, the largest hard discount food retailer in Turkey. We decided to sell the name and redeploy capital in another Turkish defensive name that had a less expensive valuation and higher growth potential, in our view.

We exited the Fund’s position in United Bank, a Pakistani commercial bank given what we perceived as its reduced growth prospects.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Fund weightings at a sector level are driven by bottom-up stock selection. That said, during the Reporting Period, the Fund’s exposure relative to the Index to information technology increased, and its allocation relative to the Index to consumer staples decreased.

Similarly, allocations to countries are directly the result of various stock selection decisions. As such, the Fund’s allocation relative to the Index to South Korea increased, and its exposure relative to the Index in Pakistan and Turkey decreased.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	There were no changes to the Fund’s portfolio management team during the Reporting Period.

28

PORTFOLIO RESULTS

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in Vietnam, Mexico, Egypt, South Korea and the Philippines and was underweight relative to the Index in Turkey and Pakistan. On the same date, the Fund was relatively neutrally weighted to the Index in all of the remaining country components of the Index, with the exception of Nigeria, where the Fund held no exposure at all.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in financials, and to a lesser extent, in materials and information technology. The Fund had underweighted positions compared to the Index in industrials, consumer staples, energy, communication services, real estate and health care at the end of the Reporting Period. The Fund was relatively neutrally weighted to the Index in utilities and consumer discretionary at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

29

FUND BASICS

N-11 Equity Fund

as of October 31, 2018

PERFORMANCE REVIEW
November 1, 2017–October 31, 2018	Fund Total Return (based on NAV)[1]	MSCI® Next 11 ex-Iran GDP Weighted Index (Net, USD, Unhedged)[2]
Class A	-19.03%	-18.37%
Class C	-19.66	-18.37
Institutional	-18.62	-18.37
Investor	-18.82	-18.37

February 28, 2018–October 31, 2018
Class R6	-22.15	-22.50

April 16, 2018–October 31, 2018
Class P	-21.19	-21.41

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Next 11 ex-Iran GDP Weighted Index (Net, Unhedged, USD) comprises the following 10 emerging and frontier market indices: Bangladesh, Egypt, Indonesia, Mexico, Nigeria, Pakistan, Philippines, South Korea, Turkey and Vietnam. The index is designed to reflect the performance of the N-11 ex Iran countries based on the size of each country’s economy rather than the size of its equity market, by using country weights based on a country’s gross domestic product (GDP). Each country is divided into large- and mid-cap segments and provides exhaustive coverage of these size segments by targeting a coverage range around 85% of free float-adjusted market capitalization in that market. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/18	One Year	Five Years	Since Inception	Inception Date
Class A	-15.65%	-4.24%	-2.16%	2/28/11
Class C	-12.21	-3.86	-2.17	2/28/11
Institutional	-10.37	-2.76	-1.05	2/28/11
Investor	-10.56	-2.92	-1.19	2/28/11
Class P	N/A	N/A	-12.83	4/16/18
Class R6	N/A	N/A	-14.00	2/28/18

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

30

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.73%	1.95%
Class C	2.48	2.70
Institutional	1.34	1.56
Investor	1.48	1.70
Class P	1.33	1.55
Class R6	1.33	1.55

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/18[5]
Holding	% of Net Assets	Line of Business	Country
Samsung Electronics Co. Ltd.	8.0%	Technology Hardware & Equipment	South Korea
Bank Central Asia Tbk. PT	7.7	Banks	Indonesia
Commercial International Bank Egypt SAE	4.3	Banks	Egypt
Grupo Financiero Banorte SAB de CV Class O	3.5	Banks	Mexico
Wal-Mart de Mexico SAB de CV	3.1	Food & Staples Retailing	Mexico
Telekomunikasi Indonesia Persero Tbk. PT	3.0	Telecommunication Services	Indonesia
Vietnam Dairy Products JSC	2.9	Food, Beverage & Tobacco	Vietnam
BRAC Bank Ltd.	2.7	Banks	Bangladesh
Fomento Economico Mexicano SAB de CV ADR	2.6	Food, Beverage & Tobacco	Mexico
LG Chem Ltd.	2.5	Materials	South Korea

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

31

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 1.5% of the Fund’s net assets at October 31, 2018.

32

GOLDMAN SACHS N-11 EQUITY FUND

Performance Summary

October 31, 2018

The following graph shows the value, as of October 31, 2018, of a $1,000,000 investment made on February 28, 2011 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® Next 11 ex-Iran GDP Weighted Index (Net, USD, Unhedged), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class P and Class R6 Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

N-11 Equity Fund’s Lifetime Performance

Performance of a $1,000,000 Investment from February 28, 2011 through October 31, 2018.

Average Annual Total Return through October 31, 2018	One Year	Five Years	Since Inception
Class A (Commenced February 28, 2011)
Excluding sales charges	-19.03%	-5.99%	-2.70%
Including sales charges	-23.49%	-7.04%	-3.41%

Class C (Commenced February 28, 2011)
Excluding contingent deferred sales charges	-19.66%	-6.69%	-3.43%
Including contingent deferred sales charges	-20.47%	-6.69%	-3.43%

Institutional Shares (Commenced February 28, 2011)	-18.62%	-5.61%	-2.31%

Investor (Commenced February 28, 2011)	-18.82%	-5.75%	-2.46%

Class P* (Commenced April 16, 2018)	N/A	N/A	-21.19%

Class R6* (Commenced February 28, 2018)	N/A	N/A	-22.15%

*	Total return for periods of less than one year represents cumulative total return.

33

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments

October 31, 2018

Shares	Description	Value
Common Stocks – 90.6%
China – 30.5%
5,950	58.com, Inc. ADR (Media & Entertainment)*	$390,261
20,758	Alibaba Group Holding Ltd. ADR (Retailing)*	2,953,448
276,000	Angang Steel Co. Ltd. Class H (Materials)	236,023
152,300	Anhui Conch Cement Co. Ltd. Class H (Materials)	789,392
91,000	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	375,697
467,000	China Merchants Bank Co. Ltd. Class H (Banks)	1,803,261
978,000	China Petroleum & Chemical Corp. Class H (Energy)	796,656
237,000	CNOOC Ltd. (Energy)	403,606
21,989	Ctrip.com International Ltd. ADR (Retailing)*	731,794
253,000	Geely Automobile Holdings Ltd. (Automobiles & Components)	487,532
1,537,000	Hilong Holding Ltd. (Energy)	183,808
37,591	Huami Corp. ADR (Technology Hardware & Equipment)*(a)	351,100
1,265,635	Industrial & Commercial Bank of China Ltd. Class H (Banks)	858,699
157,927	Inner Mongolia Yili Industrial Group Co. Ltd. Class A (Food, Beverage & Tobacco)	502,990
15,840	Kweichow Moutai Co. Ltd. Class A (Food, Beverage & Tobacco)	1,254,703
164,000	Minth Group Ltd. (Automobiles & Components)	532,858
8,916	New Oriental Education & Technology Group, Inc. ADR (Consumer Services)*	521,675
181,000	Nexteer Automotive Group Ltd. (Automobiles & Components)	255,224
306,500	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	2,897,661
92,000	Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)	1,019,967
21,752	Silergy Corp. (Semiconductors & Semiconductor Equipment)	277,130
111,300	Tencent Holdings Ltd. (Media & Entertainment)	3,813,056

		21,436,541

Hong Kong – 9.1%
426,036	AIA Group Ltd. (Insurance)	3,240,876
66,000	Galaxy Entertainment Group Ltd. (Consumer Services)	358,323
46,850	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	1,247,464
431,100	IMAX China Holding, Inc. (Media & Entertainment)(b)	1,007,252
1,960,000	Peace Mark Holdings Ltd. (Consumer Durables & Apparel)*(c)	—

Common Stocks – (continued)
Hong Kong – (continued)
568,000	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	512,673

		6,366,588

India – 12.0%
2,580	Abbott India Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	264,496
104,118	Aditya Birla Fashion and Retail Ltd. (Consumer Durables & Apparel)*	254,011
21,749	AIA Engineering Ltd. (Capital Goods)	504,205
21,206	Amber Enterprises India Ltd. (Consumer Durables & Apparel)*	247,881
3,621	Atul Ltd. (Materials)	161,985
14,035	Bajaj Finance Ltd. (Diversified Financials)	451,589
16,747	Bharat Financial Inclusion Ltd. (Diversified Financials)*	198,986
147,084	Crompton Greaves Consumer Electricals Ltd. (Consumer Durables & Apparel)	424,687
12,900	Dalmia Bharat Ltd. (Materials)*	366,766
28,528	Divi’s Laboratories Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	573,473
153,112	Edelweiss Financial Services Ltd. (Diversified Financials)	336,167
1,137	Eicher Motors Ltd. (Automobiles & Components)	336,758
90,222	Hindustan Zinc Ltd. (Materials)	320,357
32,051	ICICI Lombard General Insurance Co. Ltd. (Insurance)(b)	349,311
8,241	Info Edge India Ltd. (Media & Entertainment)	176,035
117,606	Jindal Steel & Power Ltd. (Materials)*	272,686
11,010	Larsen & Toubro Infotech Ltd. (Software & Services)(b)	263,394
6,497	Maruti Suzuki India Ltd. (Automobiles & Components)	581,344
453	MRF Ltd. (Automobiles & Components)	395,275
34,030	Navin Fluorine International Ltd. (Materials)	299,358
71,486	Prestige Estates Projects Ltd. (Real Estate)	188,330
1,830	Procter & Gamble Hygiene & Health Care Ltd. (Household & Personal Products)	231,680
16,829	TeamLease Services Ltd. (Commercial & Professional Services)*	585,649
52,345	Tech Mahindra Ltd. (Software & Services)	527,232
9,536	Thermax Ltd. (Capital Goods)	129,050

		8,440,705

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Indonesia – 1.1%
393,000	Bank Central Asia Tbk. PT (Banks)	$611,925
4,944,000	BFI Finance Indonesia Tbk. PT (Diversified Financials)	172,361

		784,286

Italy – 0.5%
95,800	PRADA SpA (Consumer Durables & Apparel)	340,331

Malaysia – 1.7%
57,500	British American Tobacco Malaysia Bhd. (Food, Beverage & Tobacco)	427,180
437,200	Bursa Malaysia Bhd. (Diversified Financials)	765,445

		1,192,625

Philippines – 1.3%
131,730	Jollibee Foods Corp. (Consumer Services)	680,269
725,800	Megawide Construction Corp. (Capital Goods)	243,750

		924,019

Singapore – 2.9%
119,421	DBS Group Holdings Ltd. (Banks)	2,026,267

South Korea – 19.4%
41,554	DGB Financial Group, Inc. (Banks)	343,703
21,130	Hankook Tire Co. Ltd. (Automobiles & Components)	767,656
5,861	Kolmar Korea Co. Ltd. (Household & Personal Products)	279,889
362	Korea Zinc Co. Ltd. (Materials)	120,734
3,485	LG Chem Ltd. (Materials)	1,064,932
5,103	LG Electronics, Inc. (Consumer Durables & Apparel)	285,282
1,756	LG Innotek Co. Ltd. (Technology Hardware & Equipment)	192,708
19,104	Modetour Network, Inc. (Consumer Services)	396,212
3,415	NAVER Corp. (Media & Entertainment)	343,905
6,092	NCSoft Corp. (Media & Entertainment)	2,302,516
35,440	Orange Life Insurance Ltd. (Insurance)(b)	955,595
5,445	Osstem Implant Co. Ltd. (Health Care Equipment & Services)*	204,514
60,314	Pan Ocean Co. Ltd. (Transportation)*	253,892
10,431	Samsung Electro-Mechanics Co. Ltd. (Technology Hardware & Equipment)	1,088,832
105,065	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	3,933,192
1,428	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	348,996
11,897	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	716,501

		13,599,059

Common Stocks – (continued)
Taiwan – 7.8%
964,000	FIT Hon Teng Ltd. (Technology Hardware & Equipment)(b)	399,757
149,000	Fubon Financial Holding Co. Ltd. (Diversified Financials)	233,767
88,000	Kingpak Technology, Inc. (Technology Hardware & Equipment)	351,402
4,000	Largan Precision Co. Ltd. (Technology Hardware & Equipment)	437,054
31,000	Nien Made Enterprise Co. Ltd. (Consumer Durables & Apparel)	192,255
462,338	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	3,470,948
76,000	Taiwan Union Technology Corp. (Technology Hardware & Equipment)	209,174
51,000	Win Semiconductors Corp. (Semiconductors & Semiconductor Equipment)	157,524

		5,451,881

Thailand – 3.3%
741,700	Airports of Thailand PCL (Transportation)	1,425,867
155,400	Bumrungrad Hospital PCL (Health Care Equipment & Services)	907,166

		2,333,033

Vietnam – 1.0%
141,936	Vietnam Dairy Products JSC (Food, Beverage & Tobacco)	708,154

TOTAL COMMON STOCKS
(Cost $70,442,432)		$63,603,489

Units	Description	Expiration Month	Value
Participation Note* – 1.8%
China – 1.8%
117,292	Contemporary Amperex Technology Co. Ltd. (Capital Goods)	07/2019	$1,252,365
(Cost $1,260,600)

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Dividend Rate	Value

Investment Company(d) – 6.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,247,434	2.102%	$4,247,434
(Cost $4,247,434)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $75,950,466)		$69,103,288

Securities Lending Reinvestment Vehicle(d)– 0.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
116,025	2.102%	$116,025
(Cost $116,025)

TOTAL INVESTMENTS – 98.6%
(Cost $76,066,491)		$69,219,313

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		994,347

NET ASSETS – 100.0%		$70,213,660

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,975,309, which represents approximately 4.2% of net assets as of October 31, 2018. The liquidity determination is unaudited.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Represents an Affiliated Issuer.

Investment Abbreviation:
ADR	—American Depositary Receipt

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments

October 31, 2018

Shares	Description	Value
Common Stocks – 93.1%
Argentina – 0.6%
23,286	MercadoLibre, Inc. (Retailing)	$7,556,307

Brazil – 7.6%
93,526	Azul SA ADR (Transportation)*	2,280,164
958,500	Azul SA (Preference) (Transportation)*(a)	7,878,682
2,191,700	B3 SA – Brasil Bolsa Balcao (Diversified Financials)*	15,630,181
348,870	Banco Bradesco SA ADR (Banks)*	3,199,138
2,540,713	Banco Bradesco SA (Preference) (Banks)*(a)	23,417,024
1,195,441	BB Seguridade Participacoes SA (Insurance)	8,506,053
493,300	CVC Brasil Operadora e Agencia de Viagens SA (Consumer Services)	7,502,561
1,107,300	Fleury SA (Health Care Equipment & Services)	6,203,737
276,367	Pagseguro Digital Ltd. Class A (Software & Services)*(b)	7,459,145
1,312,800	Petrobras Distribuidora SA (Retailing)	8,459,208
803,100	Sao Martinho SA (Food, Beverage & Tobacco)	4,186,522
145,397	StoneCo Ltd. Class A (Technology Hardware & Equipment)*	4,171,440
2,345,800	Wiz Solucoes e Corretagem de Seguros SA (Insurance)	4,759,046

		103,652,901

China – 22.7%
137,886	58.com, Inc. ADR (Media & Entertainment)*	9,043,943
355,281	Alibaba Group Holding Ltd. ADR (Retailing)*	50,549,381
3,019,000	Anhui Conch Cement Co. Ltd. Class H (Materials)	15,647,902
1,779,000	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	7,344,676
7,921,500	China Merchants Bank Co. Ltd. Class H (Banks)	30,587,866
17,578,000	China Petroleum & Chemical Corp. Class H (Energy)	14,318,621
285,806	Ctrip.com International Ltd. ADR (Retailing)*	9,511,624
4,939,000	Geely Automobile Holdings Ltd. (Automobiles & Components)	9,517,463
606,360	Huami Corp. ADR (Technology Hardware & Equipment)*(b)	5,663,402
3,120,141	Inner Mongolia Yili Industrial Group Co. Ltd. Class A (Food, Beverage & Tobacco)	9,937,495
272,654	Kweichow Moutai Co. Ltd. Class A (Food, Beverage & Tobacco)	21,597,217
2,814,000	Minth Group Ltd. (Automobiles & Components)	9,143,055

Common Stocks – (continued)
China – (continued)
140,767	New Oriental Education & Technology Group, Inc. ADR (Consumer Services)*	8,236,277
3,444,000	Nexteer Automotive Group Ltd. (Automobiles & Components)	4,856,305
4,164,000	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	39,366,588
330,497	Silergy Corp. (Semiconductors & Semiconductor Equipment)	4,210,677
1,800,300	Tencent Holdings Ltd. (Media & Entertainment)	61,676,952

		311,209,444

Colombia – 0.4%
258,663	Banco Davivienda SA (Preference) (Banks)(a)	2,490,616
50,437	Banco de Bogota SA (Banks)	1,002,942
137,825	Grupo Aval Acciones y Valores SA ADR (Banks)	968,910
3,997,559	Grupo Aval Acciones y Valores SA (Preference) (Banks)(a)	1,403,086

		5,865,554

Czech Republic – 0.8%
3,508,020	Moneta Money Bank A/S (Banks)(c)	11,631,424

Egypt – 0.3%
878,327	Commercial International Bank Egypt SAE (Registered) GDR (Banks)	3,816,331

Georgia – 0.4%
47,711	Bank of Georgia Group plc (Banks)	950,987
218,742	TBC Bank Group plc (Banks)	4,725,173

		5,676,160

Germany – 0.6%
415,325	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	8,321,822

Greece – 0.8%
397,945	JUMBO SA (Retailing)	5,794,175
642,964	Sarantis SA (Household & Personal Products)	5,099,562

		10,893,737

Hong Kong – 5.5%
4,663,000	AIA Group Ltd. (Insurance)	35,471,659
969,796	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	25,822,539
1,625,100	IMAX China Holding, Inc. (Media & Entertainment)(c)	3,796,998
11,078,000	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	9,998,918

		75,090,114

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
India – 11.1%
28,850	Abbott India Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	$2,957,637
1,458,757	Aditya Birla Fashion and Retail Ltd. (Consumer Durables & Apparel)*	3,558,851
422,088	AIA Engineering Ltd. (Capital Goods)	9,785,235
364,477	Amber Enterprises India Ltd. (Consumer Durables & Apparel)*	4,260,441
68,318	Atul Ltd. (Materials)	3,056,189
265,009	Bajaj Finance Ltd. (Diversified Financials)	8,526,910
479,440	Bharat Financial Inclusion Ltd. (Diversified Financials)*	5,696,663
2,394,874	Crompton Greaves Consumer Electricals Ltd. (Consumer Durables & Apparel)	6,914,899
234,845	Dalmia Bharat Ltd. (Materials)*	6,676,991
445,050	Divi’s Laboratories Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	8,946,449
2,879,805	Edelweiss Financial Services Ltd. (Diversified Financials)	6,322,801
19,541	Eicher Motors Ltd. (Automobiles & Components)	5,787,675
1,649,333	Hindustan Zinc Ltd. (Materials)	5,856,383
619,042	ICICI Lombard General Insurance Co. Ltd. (Insurance)(c)	6,746,687
295,191	Info Edge India Ltd. (Media & Entertainment)	6,305,520
2,208,962	Jindal Steel & Power Ltd. (Materials)*	5,121,793
214,977	Larsen & Toubro Infotech Ltd. (Software & Services)(c)	5,142,923
138,641	Maruti Suzuki India Ltd. (Automobiles & Components)	12,405,445
6,492	MRF Ltd. (Automobiles & Components)	5,664,737
437,025	Navin Fluorine International Ltd. (Materials)	3,844,463
1,218,901	Prestige Estates Projects Ltd. (Real Estate)	3,211,195
34,589	Procter & Gamble Hygiene & Health Care Ltd. (Household & Personal Products)	4,379,005
272,331	TeamLease Services Ltd. (Commercial & Professional Services)*	9,477,108
991,263	Tech Mahindra Ltd. (Software & Services)	9,984,258
177,847	Thermax Ltd. (Capital Goods)	2,406,787

		153,037,045

Indonesia – 1.6%
10,412,100	Bank Central Asia Tbk. PT (Banks)	16,212,282
64,673,000	BFI Finance Indonesia Tbk. PT (Diversified Financials)	2,254,675

Common Stocks – (continued)
Indonesia – (continued)
5,702,300	Semen Indonesia Persero Tbk. PT (Materials)	3,380,992

		21,847,949

Malaysia – 1.5%
1,080,500	British American Tobacco Malaysia Bhd. (Food, Beverage & Tobacco)	8,027,271
7,172,550	Bursa Malaysia Bhd. (Diversified Financials)	12,557,622

		20,584,893

Mexico – 3.1%
3,895,285	Alsea SAB de CV (Consumer Services)	9,960,056
6,202,310	Bolsa Mexicana de Valores SAB de CV (Diversified Financials)	9,346,250
1,568,800	Grupo Cementos de Chihuahua SAB de CV (Materials)	8,454,409
1,714,600	Grupo Financiero Banorte SAB de CV Class O (Banks)	9,433,434
2,689,968	Unifin Financiera SAB de CV SOFOM ENR (Diversified Financials)	5,083,769

		42,277,918

Peru – 2.3%
2,091,654	Alicorp SAA (Food, Beverage & Tobacco)	6,048,829
4,111,313	BBVA Banco Continental SA (Banks)	4,828,948
47,042	Credicorp Ltd. (Banks)	10,617,850
139,505	Intercorp Financial Services, Inc. (Banks)	5,203,537
492,553	Nexa Resources SA (Materials)*	5,491,966

		32,191,130

Philippines – 0.7%
1,898,410	Jollibee Foods Corp. (Consumer Services)	9,803,614

Poland – 1.1%
461,782	Dino Polska SA (Food & Staples Retailing)*(c)	10,147,166
110,460	KRUK SA (Diversified Financials)(b)	5,307,986

		15,455,152

Romania – 0.5%
12,079,104	Banca Transilvania SA (Banks)	6,805,726

Russia – 4.2%
500,870	LUKOIL PJSC ADR (Energy)	37,384,937
3,245,457	Moscow Exchange MICEX-RTS PJSC (Diversified Financials)*	4,326,248
5,323,193	Sberbank of Russia PJSC (Banks)	15,300,376

		57,011,561

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
South Africa – 3.8%
1,073,060	Absa Group Ltd. (Banks)	$10,842,514
180,251	Bid Corp. Ltd. (Food & Staples Retailing)	3,374,986
3,028,762	Dis-Chem Pharmacies Ltd. (Food & Staples Retailing)(b)(c)	5,935,368
1,762,815	FirstRand Ltd. (Diversified Financials)	7,699,385
847,297	JSE Ltd. (Diversified Financials)	9,418,623
349,279	Santam Ltd. (Insurance)	7,321,418
6,022,434	Transaction Capital Ltd. (Diversified Financials)	7,250,190

		51,842,484

South Korea – 12.6%
406,318	Hankook Tire Co. Ltd. (Automobiles & Components)	14,761,586
98,693	Kolmar Korea Co. Ltd. (Household & Personal Products)	4,713,030
64,162	LG Chem Ltd. (Materials)	19,606,359
104,365	LG Electronics, Inc. (Consumer Durables & Apparel)	5,834,509
46,745	NAVER Corp. (Media & Entertainment)	4,707,425
35,349	NCSoft Corp. (Media & Entertainment)	13,360,412
513,901	Orange Life Insurance Ltd. (Insurance)(c)	13,856,694
46,468	Osstem Implant Co. Ltd. (Health Care Equipment & Services)*	1,745,337
132,166	Samsung Electro-Mechanics Co. Ltd. (Technology Hardware & Equipment)	13,796,046
1,739,352	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	65,114,022
22,831	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	5,579,776
170,731	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	10,282,341

		173,357,537

Taiwan – 7.4%
17,632,000	FIT Hon Teng Ltd. (Technology Hardware & Equipment)(c)	7,311,746
620,000	Kingpak Technology, Inc. (Technology Hardware & Equipment)	2,475,787
125,000	Largan Precision Co. Ltd. (Technology Hardware & Equipment)	13,657,930
583,000	Nien Made Enterprise Co. Ltd. (Consumer Durables & Apparel)	3,615,634
447,000	President Chain Store Corp. (Food & Staples Retailing)	5,056,536
8,603,883	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	64,592,638

Common Stocks – (continued)
Taiwan – (continued)
1,766,000	Win Semiconductors Corp. (Semiconductors & Semiconductor Equipment)	5,454,636

		102,164,907

Thailand – 1.1%
5,451,300	Airports of Thailand PCL (Transportation)	10,479,745
715,300	Kasikornbank PCL (Banks)	4,307,251

		14,786,996

Turkey – 0.5%
2,048,406	Eregli Demir ve Celik Fabrikalari TAS (Materials)	3,324,168
2,507,648	Sok Marketler Ticaret A/S (Food & Staples Retailing)*	4,166,204

		7,490,372

United Arab Emirates – 1.1%
340,659	NMC Health plc (Health Care Equipment & Services)	15,360,169

Vietnam – 0.8%
2,081,713	Vietnam Dairy Products JSC (Food, Beverage & Tobacco)	10,386,182

TOTAL COMMON STOCKS
(Cost $1,484,942,856)		$1,278,117,429

Exchange Traded Fund – 4.8%
United States – 4.8%
1,672,328	iShares MSCI Emerging Markets ETF	$65,488,365
(Cost $74,678,643)

Units	Description	Expiration Month	Value
Participation Note* – 0.7%
China – 0.7%
892,781	Contemporary Amperex Technology Co. Ltd. (Capital Goods)	07/2019	$9,532,517
(Cost $9,454,616)

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Dividend Rate	Value
Investment Company(d) – 0.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
4,537,319	2.102%	$4,537,319
(Cost $4,537,319)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,573,613,434)		$1,357,675,630

Securities Lending Reinvestment Vehicle(d) – 1.1%
Goldman Sachs Financial Square Government Fund – Institutional Shares
14,895,089	2.102%	$14,895,089
(Cost $14,895,089)

TOTAL INVESTMENTS – 100.0%
(Cost $1,588,508,523)		$1,372,570,719

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%		433,497

NET ASSETS – 100.0%		$1,373,004,216

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(b)	All or a portion of security is on loan.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $64,569,006, which represents approximately 4.7% of net assets as of October 31, 2018. The liquidity determination is unaudited.
(d)	Represents an Affiliated Issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Schedule of Investments

October 31, 2018

Shares	Description	Value
Common Stocks – 84.8%
Argentina – 1.0%
182	MercadoLibre, Inc. (Retailing)	$59,059

Brazil – 7.6%
17,000	B3 SA – Brasil Bolsa Balcao (Diversified Financials)*	121,236
20,435	Banco Bradesco SA ADR (Banks)*	187,389
9,200	BB Seguridade Participacoes SA (Insurance)	65,462
2,141	Pagseguro Digital Ltd. Class A (Software & Services)*	57,786
621	StoneCo Ltd. Class A (Technology Hardware & Equipment)*	17,816

		449,689

China – 23.6%
728	58.com, Inc. ADR (Media & Entertainment)*	47,750
1,898	Alibaba Group Holding Ltd. ADR (Retailing)*	270,047
15,500	Anhui Conch Cement Co. Ltd. Class H (Materials)	80,339
10,000	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	41,285
42,500	China Merchants Bank Co. Ltd. Class H (Banks)	164,108
1,514	Ctrip.com International Ltd. ADR (Retailing)*	50,386
27,000	Geely Automobile Holdings Ltd. (Automobiles & Components)	52,029
14,900	Inner Mongolia Yili Industrial Group Co. Ltd. Class A (Food, Beverage & Tobacco)	47,456
770	New Oriental Education & Technology Group, Inc. ADR (Consumer Services)*	45,053
18,000	Nexteer Automotive Group Ltd. (Automobiles & Components)	25,381
22,500	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	212,716
2,000	Silergy Corp. (Semiconductors & Semiconductor Equipment)	25,481
9,600	Tencent Holdings Ltd. (Media & Entertainment)	328,889

		1,390,920

Colombia – 0.4%
1,100	Banco Davivienda SA (Preference) (Banks)(a)	10,592
215	Banco de Bogota SA (Banks)	4,275
1,463	Grupo Aval Acciones y Valores SA ADR (Banks)	10,285

		25,152

Czech Republic – 0.9%
15,184	Moneta Money Bank A/S (Banks)(b)	50,345

Egypt – 0.3%
3,868	Commercial International Bank Egypt SAE (Registered) GDR (Banks)	16,806

Common Stocks – (continued)
Germany – 0.6%
1,764	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	35,345

Greece – 0.8%
3,276	JUMBO SA (Retailing)	47,699

Hong Kong – 6.4%
25,200	AIA Group Ltd. (Insurance)	191,698
5,100	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	135,796
56,000	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	50,545

		378,039

Indonesia – 1.7%
52,700	Bank Central Asia Tbk. PT (Banks)	82,057
30,300	Semen Indonesia Persero Tbk. PT (Materials)	17,966

		100,023

Malaysia – 1.6%
53,600	Bursa Malaysia Bhd. (Diversified Financials)	93,842

Mexico – 3.2%
37,100	Alsea SAB de CV (Consumer Services)	94,863
16,900	Grupo Financiero Banorte SAB de CV Class O (Banks)	92,981

		187,844

Peru – 2.0%
532	Credicorp Ltd. (Banks)	120,078

Philippines – 0.7%
8,260	Jollibee Foods Corp. (Consumer Services)	42,656

Poland – 1.1%
2,920	Dino Polska SA (Food & Staples Retailing)*(b)	64,164

Romania – 0.5%
51,588	Banca Transilvania SA (Banks)	29,066

Russia – 4.1%
36,950	Moscow Exchange MICEX-RTS PJSC (Diversified Financials)*	49,255
16,192	Sberbank of Russia PJSC ADR (Banks)	189,284

		238,539

South Africa – 4.1%
7,275	Absa Group Ltd. (Banks)	73,509
1,224	Bid Corp. Ltd. (Food & Staples Retailing)	22,918
20,799	Dis-Chem Pharmacies Ltd. (Food & Staples Retailing)(b)	40,759
12,097	FirstRand Ltd. (Diversified Financials)	52,836
2,379	Santam Ltd. (Insurance)	49,867

		239,889

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
South Korea – 13.2%
1,836	Hankook Tire Co. Ltd. (Automobiles & Components)	$66,702
303	LG Chem Ltd. (Materials)	92,590
501	LG Electronics, Inc. (Consumer Durables & Apparel)	28,008
220	NAVER Corp. (Media & Entertainment)	22,155
168	NCSoft Corp. (Media & Entertainment)	63,497
2,323	Orange Life Insurance Ltd. (Insurance)(b)	62,637
619	Samsung Electro-Mechanics Co. Ltd. (Technology Hardware & Equipment)	64,614
8,094	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	303,005
110	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	26,883
748	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	45,049

		775,140

Taiwan – 7.8%
1,000	Largan Precision Co. Ltd. (Technology Hardware & Equipment)	109,263
3,000	Nien Made Enterprise Co. Ltd. (Consumer Durables & Apparel)	18,605
41,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	307,803
8,000	Win Semiconductors Corp. (Semiconductors & Semiconductor Equipment)	24,710

		460,381

Thailand – 1.5%
26,400	Airports of Thailand PCL (Transportation)	50,752
3,300	Kasikornbank PCL NVDR (Banks)	19,865
3,300	Kasikornbank PCL (Banks)	19,871

		90,488

Turkey – 0.5%
18,282	Eregli Demir ve Celik Fabrikalari TAS (Materials)	29,668

United Arab Emirates – 1.2%
1,494	NMC Health plc (Health Care Equipment & Services)	67,364

TOTAL COMMON STOCKS
(Cost $5,918,719)		$4,992,196

Exchange Traded Fund – 12.0%
United States – 12.0%
23,499	iShares MSCI India ETF	$709,435
(Cost $788,610)

Units	Description	Expiration Month	Value
Participation Note* – 0.7%
China – 0.7%
4,000	Contemporary Amperex Technology Co. Ltd. (Capital Goods)	07/2019	$42,709
(Cost $42,360)

TOTAL INVESTMENTS – 97.5%
(Cost $6,749,689)			$5,744,340

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.5%			144,365

NET ASSETS – 100.0%			$5,888,705

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $217,905, which represents approximately 3.7% of net assets as of October 31, 2018. The liquidity determination is unaudited.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
NVDR	—Non-Voting Depositary Receipt

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS N-11 EQUITY FUND

Schedule of Investments

October 31, 2018

Shares	Description	Value
Common Stocks – 97.8%
Bangladesh – 5.2%
1,307,625	BRAC Bank Ltd. (Banks)*	$1,097,548
81,200	GrameenPhone Ltd. (Telecommunication Services)	367,687
134,785	Olympic Industries Ltd. (Food, Beverage & Tobacco)	351,124
93,683	Square Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	298,445

		2,114,804

Egypt – 4.7%
392,288	Commercial International Bank Egypt SAE (Banks)	1,757,634
211,246	Egyptian Financial Group-Hermes Holding Co. (Diversified Financials)*	167,276

		1,924,910

Indonesia – 17.9%
1,371,000	Astra International Tbk. PT (Automobiles & Components)	713,146
2,024,100	Bank Central Asia Tbk. PT (Banks)	3,151,649
2,330,700	Bank Rakyat Indonesia Persero Tbk. PT (Banks)	483,732
509,100	Indocement Tunggal Prakarsa Tbk. PT (Materials)	580,895
6,000,100	Kalbe Farma Tbk. PT (Pharmaceuticals, Biotechnology & Life Sciences)	541,180
743,600	Matahari Department Store Tbk. PT (Retailing)	237,568
577,200	Semen Indonesia Persero Tbk. PT (Materials)	342,232
4,912,000	Telekomunikasi Indonesia Persero Tbk. PT (Telecommunication Services)	1,244,329

		7,294,731

Mexico – 21.4%
182,827	Alsea SAB de CV (Consumer Services)	467,480
37,043	America Movil SAB de CV Class L ADR (Telecommunication Services)	533,049
302,800	Banco del Bajio SA (Banks)(a)	595,218
665,400	Bolsa Mexicana de Valores SAB de CV (Diversified Financials)	1,002,690
12,493	Fomento Economico Mexicano SAB de CV ADR (Food, Beverage & Tobacco)	1,062,779
13,331	Grupo Aeroportuario del Sureste SAB de CV Class B (Transportation)	221,583
111,300	Grupo Cementos de Chihuahua SAB de CV (Materials)	599,806
257,033	Grupo Financiero Banorte SAB de CV Class O (Banks)	1,414,151
181,108	Grupo Mexico SAB de CVSeries B (Materials)	417,882
149,500	Regional SAB de CV (Banks)	728,098
235,785	Unifin Financiera SAB de CV SOFOM ENR (Diversified Financials)	445,610

Common Stocks – (continued)
Mexico – (continued)
494,524	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	1,263,013

		8,751,359

Pakistan – 3.3%
183,233	Engro Corp. Ltd. (Materials)	463,360
184,800	Habib Bank Ltd. (Banks)	203,193
210,700	MCB Bank Ltd. (Banks)	314,773
284,500	Oil & Gas Development Co. Ltd. (Energy)	340,714

		1,322,040

Philippines – 6.7%
35,150	Ayala Corp. (Diversified Financials)	605,115
1,271,200	Ayala Land, Inc. (Real Estate)	943,236
87,790	Jollibee Foods Corp. (Consumer Services)	453,358
435,274	Metropolitan Bank & Trust Co. (Banks)	534,007
144,050	Robinsons Retail Holdings, Inc. (Food & Staples Retailing)	204,074

		2,739,790

South Korea – 23.9%
7,349	Hana Financial Group, Inc. (Banks)	247,556
10,423	Hankook Tire Co. Ltd. (Automobiles & Components)	378,669
9,501	KT Corp. (Telecommunication Services)	253,388
3,341	LG Chem Ltd. (Materials)	1,020,929
6,037	LG Electronics, Inc. (Consumer Durables & Apparel)	337,498
3,285	NAVER Corp. (Media & Entertainment)	330,814
1,829	NCSoft Corp. (Media & Entertainment)	691,284
31,682	Orange Life Insurance Ltd. (Insurance)(a)	854,265
6,368	Osstem Implant Co. Ltd. (Health Care Equipment & Services)*	239,182
2,547	POSCO (Materials)	582,990
4,534	Samsung Electro-Mechanics Co. Ltd. (Technology Hardware & Equipment)	473,278
87,118	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	3,261,331
1,848	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	451,641
10,773	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	648,808

		9,771,633

Turkey – 9.1%
285,247	Akbank TAS (Banks)	337,329
153,056	Aygaz A/S (Utilities)	333,388
57,315	Cimsa Cimento Sanayi ve Ticaret A/S (Materials)	77,043
363,519	Enka Insaat ve Sanayi A/S (Capital Goods)	303,787

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS N-11 EQUITY FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Turkey – (continued)
375,438	Eregli Demir ve Celik Fabrikalari TAS (Materials)	$609,263
250,830	Haci Omer Sabanci Holding A/S (Diversified Financials)	319,948
167,040	KOC Holding A/S (Capital Goods)	466,627
246,203	Soda Sanayii A/S (Materials)	298,570
93,926	Sok Marketler Ticaret A/S (Food & Staples Retailing)*	156,049
314,458	Turkiye Garanti Bankasi A/S (Banks)	395,563
1,542,894	Turkiye Sinai Kalkinma Bankasi A/S (Banks)	196,274
87,796	Ulker Biskuvi Sanayi A/S (Food, Beverage & Tobacco)*	232,153

		3,725,994

Vietnam – 5.6%
286,628	Bank for Foreign Trade of Vietnam JSC (Banks)	685,285
114,660	Masan Group Corp. (Food, Beverage & Tobacco)*	409,157
63,556	Saigon Thuong Tin Commercial JSB (Banks)*	34,154
234,996	Vietnam Dairy Products JSC (Food, Beverage & Tobacco)	1,172,454

		2,301,050

TOTAL COMMON STOCKS
(Cost $37,751,097)		$39,946,311

Exchange Traded Funds – 1.9%
United States – 1.9%
6,290	iShares MSCI Indonesia ETF	$138,443
2,460	iShares MSCI Mexico ETF(b)	103,517
22,963	iShares MSCI Turkey ETF(b)	536,186

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,126,748)		$778,146

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $38,877,845)		$40,724,457

Shares	Dividend Rate	Value
Securities Lending Reinvestment Vehicle(c) – 1.5%
Goldman Sachs Financial Square Government Fund – Institutional Shares
630,375	2.102%	$630,375
(Cost $630,375)

TOTAL INVESTMENTS – 101.2%
(Cost $39,508,220)		$41,354,832

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.2)%		(492,476)

NET ASSETS – 100.0%		$40,862,356

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,449,483, which represents approximately 3.5% of net assets as of October 31, 2018. The liquidity determination is unaudited.
(b)	All or a portion of security is on loan.
(c)	Represents an Affiliated Issuer.

Investment Abbreviation:
ADR	—American Depositary Receipt

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Assets and Liabilities

October 31, 2018

	Asia Equity Fund	Emerging Markets Equity Fund	ESG Emerging Markets Equity Fund	N-11 Equity Fund
Assets:
Investments in unaffiliated issuers, at value (cost $71,703,032, $1,569,076,115, $6,749,689 and $38,877,845)(a)	$64,855,854	$1,353,138,311	$5,744,340	$40,724,457
Investments in affiliated issuers, at value (cost $4,247,434, $4,537,319, $0 and $0)	4,247,434	4,537,319	—	—
Investments in affiliated securities lending reinvestment vehicle, at value (cost $116,025, $14,895,089, $0 and $630,375)	116,025	14,895,089	—	630,375
Cash	1,033,836	20,245,549	54,187	—
Foreign currencies, at value (cost $112,217, $1,393,021, $27,367 and $53,482)	109,974	1,366,368	27,487	53,420
Receivables:	—	—	—	—
Dividends	112,017	1,285,419	2,403	26,896
Reimbursement from investment adviser	51,311	237,923	17,921	35,816
Fund shares sold	34,800	2,886,606	—	844
Securities lending income	174	16,540	—	2,082
Investments sold	—	6,553,221	940	223,268
Foreign tax reclaims	—	145,207	—	—
Deferred offering costs	—	—	173,523	—
Other assets	43,112	121,118	2,899	54,371
Total assets	70,604,537	1,405,428,670	6,023,700	41,751,529

Liabilities:
Payables:
Payable upon return of securities loaned	116,025	14,895,089	—	630,375
Foreign capital gains taxes	99,146	87,155	45	12
Management fees	61,254	1,221,122	5,008	41,215
Distribution and Service fees and Transfer Agency fees	8,028	151,401	288	6,377
Fund shares redeemed	6,264	7,095,822	—	25,894
Investments purchased	—	8,553,438	—	—
Due to custodian	—	—	—	65,700
Accrued expenses	100,160	420,427	129,654	119,600
Total liabilities	390,877	32,424,454	134,995	889,173

Net Assets:
Paid-in capital	72,610,374	1,680,266,411	6,998,220	99,796,569
Total distributable loss	(2,396,714)	(307,262,195)	(1,109,515)	(58,934,213)
NET ASSETS	$70,213,660	$1,373,004,216	$5,888,705	$40,862,356
Net Assets:
Class A	$13,597,647	$152,595,833	$41,997	$6,344,944
Class C	1,317,501	33,252,076	41,864	2,082,459
Institutional	6,997,239	678,196,805	5,678,785	12,270,182
Service	—	19,921,722	—	—
Investor	392,018	139,726,030	42,040	5,632,849
Class P	47,901,290	311,446,899	—	14,524,136
Class R	—	—	41,952	—
Class R6	7,965	37,864,851	42,067	7,786
Total Net Assets	$70,213,660	$1,373,004,216	$5,888,705	$40,862,356
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	587,965	8,880,795	5,000	788,964
Class C	62,893	2,167,983	5,000	272,406
Institutional	284,916	36,796,616	675,000	1,511,903
Service	—	1,200,458	—	—
Investor	16,062	7,644,199	5,000	696,093
Class P	1,949,815	16,822,009	—	1,789,953
Class R	—	—	5,000	—
Class R6	324	2,045,549	5,000	959
Net asset value, offering and redemption price per share:(b)
Class A	$23.13	$17.18	$8.40	$8.04
Class C	20.95	15.34	8.37	7.64
Institutional	24.56	18.43	8.41	8.12
Service	—	16.60	—	—
Investor	24.41	18.28	8.41	8.09
Class P	24.57	18.51	—	8.11
Class R	—	—	8.39	—
Class R6	24.56	18.51	8.41	8.12

(a)	Includes loaned securities having a market value of $111,146, $14,521,573 and $599,140 for the Asia Equity, Emerging Markets Equity and N-11 Equity Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Asia Equity, Emerging Markets Equity, ESG Emerging Markets Equity and N-11 Equity Funds is $24.48, $18.18, $8.89 and $8.51, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2018

	Asia Equity Fund	Emerging Markets Equity Fund	ESG Emerging Markets Equity Fund(a)	N-11 Equity Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $157,846, $2,661,973, $7,244 and $198,317)	$1,524,361	$28,367,411	$59,569	$1,412,708
Dividends — affiliated issuers	21,146	27,470	92	23
Securities lending income — affiliated issuer	13,054	239,797	—	34,995
Total investment income	1,558,561	28,634,678	59,661	1,447,726

Expenses:
Management fees	886,093	14,713,505	26,924	734,229
Professional fees	145,116	158,551	53,570	123,737
Custody, accounting and administrative services	143,084	1,203,869	43,812	178,032
Distribution and Service fees(b)	63,369	785,772	343	60,701
Transfer Agency fees(b)	62,131	973,036	1,207	54,864
Registration fees	34,593	179,992	995	49,709
Printing and mailing costs	31,159	215,304	20,000	19,797
Trustee fees	16,486	19,613	9,459	16,430
Amortization of offering costs	—	—	125,232	—
Organization costs	—	—	12,000	—
Service share fees — Service and Shareholder Administration Plan	—	129,942	—	—
Other	58,762	122,781	5,543	54,620
Total expenses	1,440,793	18,502,365	299,085	1,292,119
Less — expense reductions	(331,429)	(1,066,343)	(267,297)	(384,562)
Net expenses	1,109,364	17,436,022	31,788	907,557
NET INVESTMENT INCOME	449,197	11,198,656	27,873	540,169

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	4,197,490	(64,359,875)	(120,691)	4,335,244
Futures contracts	—	52,344	—	—
Foreign currency transactions	(59,449)	(1,291,352)	(13,205)	(46,297)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers (including the effects of the net change in the foreign capital gains tax liability of $164,557, $1,398,186, $45 and $153,439)	(17,751,664)	(283,863,294)	(1,005,394)	(14,476,487)
Foreign currency translation	12,955	(635,292)	117	153,794
Net realized and unrealized loss	(13,600,668)	(350,097,469)	(1,139,173)	(10,033,746)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(13,151,471)	$(338,898,813)	$(1,111,300)	$(9,493,577)

(a)	Commenced operations on May 31, 2018.
(b)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

	Distribution and Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P		Class R	Class R6
Asia Equity	$43,117	$20,252	$—	$31,044	$3,645	$22,212	$—	$1,305	$3,923	(c)	$—	$2	(d)
Emerging Markets Equity	347,531	438,241	—	250,223	78,883	354,380	10,396	231,903	38,671	(c)	—	8,580
ESG Emerging Markets Equity Fund	49	196	98	35	35	1,060	—	36	—		35	6
N-11 Equity	28,954	31,747	—	20,847	5,714	13,334	—	13,234	1,732	(c)	—	3	(d)

(c)	Commenced operations on April 16, 2018.
(d)	Commenced operations on February 28, 2018.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Changes in Net Assets

	Asia Equity Fund		Emerging Markets Equity Fund
	For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2017	For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2017
From operations:
Net investment income	$449,197	$164,802	$11,198,656	$3,705,487
Net realized gain (loss)	4,138,041	10,003,993	(65,598,883)	182,025,680
Net change in unrealized gain (loss)	(17,738,709)	8,215,950	(284,498,586)	14,028,840
Net increase (decrease) in net assets resulting from operations	(13,151,471)	18,384,745	(338,898,813)	199,760,007

Distributions to shareholders:
From distributable earnings:
Class A Shares	(243,743)	—	(628,195)	(385,998	)(a)
Class C Shares	(31,458)	—	(70,973)	—
Institutional Shares	(896,416)	—	(6,577,764)	(4,455,372	)(a)
Service Shares	—	—	(162,107)	(141,339	)(a)
Investor Shares(b)	(7,250)	—	(666,445)	(67,461	)(a)
Class P(c)	—	—	—	—
Class R6 Shares	— (d)	—	(1,439)	(79,414	)(a)
Total distributions to shareholders	(1,178,867)	—	(8,106,923)	(5,129,584)

From share transactions:
Proceeds from sales of shares	77,910,413	9,759,750	1,728,143,752	327,967,113
Reinvestment of distributions	1,163,235	—	7,341,874	4,901,687
Cost of shares redeemed	(76,099,825)	(19,492,502)	(890,792,904)	(216,241,806)
Net increase (decrease) in net assets resulting from share transactions	2,973,823	(9,732,752)	844,692,722	116,626,994
TOTAL INCREASE (DECREASE)	(11,356,515)	8,651,993	497,686,986	311,257,417

Net assets(e):
Beginning of year	81,570,175	72,918,182	875,317,230	564,059,813
End of year	$70,213,660	$81,570,175	$1,373,004,216	$875,317,230

(a)	Prior year information has been revised to conform to current year presentation. Distributions to shareholders for the Emerging Markets Equity Fund consisted solely of net investment income for the fiscal year ended October 31, 2017.
(b)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(c)	Commenced operations on April 16, 2018.
(d)	Commenced operations on February 28, 2018.
(e)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $6,774 and $6,851,909 for the Asia Equity and Emerging Markets Equity Funds, respectively, as of October 31, 2017.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Changes in Net Assets (continued)

	ESG Emerging Markets Equity Fund(a)	N-11 Equity Fund
	For the Period Ended October 31, 2018	For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2017
From operations:
Net investment income	$27,873	$540,169	$646,742
Net realized gain (loss)	(133,896)	4,288,947	3,537,958
Net change in unrealized gain (loss)	(1,005,277)	(14,322,693)	2,728,305
Net increase (decrease) in net assets resulting from operations	(1,111,300)	(9,493,577)	6,913,005

Distributions to shareholders:
From distributable earnings:
Class A Shares	—	(1,461)	—
Institutional Shares	—	(166,435)	(17,504	)(b)
Investor Shares(c)	—	(11,520)	—
Class P	—	— (d)	—
Class R6	—	— (e)	—
Total distributions to shareholders	—	(179,416)	(17,504)

From share transactions:
Proceeds from sales of shares	7,000,065	20,613,181	17,192,942
Reinvestment of distributions	—	176,285	17,132
Cost of shares redeemed	(60)	(49,946,724)	(44,403,561)
Net increase (decrease) in net assets resulting from share transactions	7,000,005	(29,157,258)	(27,193,487)
TOTAL INCREASE (DECREASE)	5,888,705	(38,830,251)	(20,297,986)

Net assets(f):
Beginning of period	—	79,692,607	99,990,593
End of period	$5,888,705	$40,862,356	$79,692,607

(a)	Commenced operations on May 31, 2018.
(b)	Prior year information has been revised to conform to current year presentation. Distributions to shareholders for the N-11 Equity Fund consisted solely of net investment income for the fiscal year ended October 31, 2017.
(c)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(d)	Commenced operations on April 16, 2018.
(e)	Commenced operations on February 28, 2018.
(f)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $178,727 for the N-11 Equity Fund as of October 31, 2017.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Asia Equity Fund
	Class A Shares
	Years Ended October 31,
	2018	2017		2016	2015	2014
Per Share Data
Net asset value, beginning of year	$27.69	$21.08		$20.28	$20.04	$19.21
Net investment income (loss)(a)	0.05	(0.02	)(b)	(0.02)	(0.03)	—	(c)(d)
Net realized and unrealized gain (loss)	(4.22)	6.63		0.82	0.27	0.91
Total from investment operations	(4.17)	6.61		0.80	0.24	0.91
Distributions to shareholders from net investment income	—	—		—	—	(0.08)
Distributions to shareholders from net realized gains	(0.39)	—		—	—	—
Total distributions	(0.39)	—		—	—	(0.08)
Net asset value, end of year	$23.13	$27.69		$21.08	$20.28	$20.04
Total return(e)	(15.32)%	31.36%		3.93%	1.20%	4.75%
Net assets, end of year (in 000s)	$13,598	$16,860		$14,975	$16,310	$13,711
Ratio of net expenses to average net assets	1.54%	1.55%		1.60%	1.69%	1.73%
Ratio of total expenses to average net assets	1.91%	2.03%		2.18%	1.99%	2.24%
Ratio of net investment income (loss) to average net assets	0.17%	(0.09	)%(b)	(0.08)%	(0.16)%	0.02	%(d)
Portfolio turnover rate(f)	39%	89%		111%	153%	169%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.17% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.25% of average net assets.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ASIA EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Asia Equity Fund
	Class C Shares
	Years Ended October 31,
	2018	2017		2016	2015	2014
Per Share Data
Net asset value, beginning of year	$25.31	$19.41		$18.81	$18.73	$18.02
Net investment loss(a)	(0.13)	(0.17	)(b)	(0.15)	(0.18)	(0.13	)(c)
Net realized and unrealized gain (loss)	(3.84)	6.07		0.75	0.26	0.84
Total from investment operations	(3.97)	5.90		0.60	0.08	0.71
Distributions to shareholders from net realized gains	(0.39)	—		—	—	—
Net asset value, end of year	$20.95	$25.31		$19.41	$18.81	$18.73
Total return(d)	(15.94)%	30.35%		3.18%	0.43%	4.00%
Net assets, end of year (in 000s)	$1,318	$1,732		$1,810	$1,951	$2,114
Ratio of net expenses to average net assets	2.29%	2.30%		2.35%	2.44%	2.48%
Ratio of total expenses to average net assets	2.66%	2.78%		2.93%	2.76%	3.00%
Ratio of net investment loss to average net assets	(0.52)%	(0.79	)%(b)	(0.83)%	(0.91)%	(0.71	)%(c)
Portfolio turnover rate(e)	39%	89%		111%	153%	169%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.17% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.25% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Asia Equity Fund
	Institutional Shares
	Years Ended October 31,
	2018	2017		2016	2015	2014
Per Share Data
Net asset value, beginning of year	$29.28	$22.20		$21.27	$20.99	$20.13
Net investment income(a)	0.19	0.09	(b)	0.07	0.05	0.12	(c)
Net realized and unrealized gain (loss)	(4.51)	6.99		0.86	0.29	0.90
Total from investment operations	(4.32)	7.08		0.93	0.34	1.02
Distributions to shareholders from net investment income	(0.01)	—		—	(0.06)	(0.16)
Distributions to shareholders from net realized gains	(0.39)	—		—	—	—
Total distributions	(0.40)	—		—	(0.06)	(0.16)
Net asset value, end of year	$24.56	$29.28		$22.20	$21.27	$20.99
Total return(d)	(14.98)%	31.91%		4.31%	1.60%	5.15%
Net assets, end of year (in 000s)	$6,997	$62,843		$56,077	$58,967	$62,951
Ratio of net expenses to average net assets	1.15%	1.15%		1.20%	1.29%	1.32%
Ratio of total expenses to average net assets	1.47%	1.63%		1.78%	1.61%	1.87%
Ratio of net investment income to average net assets	0.63%	0.36	%(b)	0.32%	0.21%	0.59	%(c)
Portfolio turnover rate(e)	39%	89%		111%	153%	169%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.17% of average net assets.
(c)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.25% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ASIA EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Asia Equity Fund
	Investor Shares(a)
	Years Ended October 31,					For the Period February 28, 2014* to October 31, 2014
	2018	2017		2016	2015
Per Share Data
Net asset value, beginning of year	$29.14	$22.12		$21.23	$20.98	$20.71
Net investment income(b)	0.15	0.06	(c)	0.06	0.01	0.06	(d)
Net realized and unrealized gain (loss)	(4.48)	6.96		0.83	0.29	0.21
Total from investment operations	(4.33)	7.02		0.89	0.30	0.27
Distributions to shareholders from net investment income	(0.01)	—		—	(0.05)	—
Distributions to shareholders from net realized gains	(0.39)	—		—	—	—
Total distributions	(0.40)	—		—	(0.05)	—
Net asset value, end of year	$24.41	$29.14		$22.12	$21.23	$20.98
Total return(e)	(15.11)%	31.74%		4.18%	1.46%	1.30%
Net assets, end of year (in 000s)	$392	$136		$57	$52	$51
Ratio of net expenses to average net assets	1.29%	1.30%		1.34%	1.44%	1.43	%(f)
Ratio of total expenses to average net assets	1.63%	1.78%		1.93%	1.75%	2.06	%(f)
Ratio of net investment income to average net assets	0.52%	0.24	%(c)	0.27%	0.06%	0.41	%(d)(f)
Portfolio turnover rate(g)	39%	89%		111%	153%	169%

*	Commencement of Operations.
(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.17% of average net assets.
(d)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.25% of average net assets.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs Asia Equity Fund
	Class P Shares
	April 16, 2018* to October 31, 2018
Per Share Data
Net asset value, beginning of period	$30.61
Net investment income(a)	0.09
Net realized and unrealized loss	(6.13)
Total from investment operations	(6.04)
Net asset value, end of period	$24.57
Total return(b)	(19.73)%
Net assets, end of period (in 000s)	$47,901
Ratio of net expenses to average net assets	1.14	%(c)
Ratio of total expenses to average net assets	1.77	%(c)
Ratio of net investment income to average net assets	0.59	%(c)
Portfolio turnover rate(d)	39%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS ASIA EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs Asia Equity Fund
	Class R6 Shares
	February 28, 2018* to October 31, 2018
Per Share Data
Net asset value, beginning of period	$30.83
Net investment income(a)	0.19
Net realized and unrealized loss	(6.46)
Total from investment operations	(6.27)
Net asset value, end of period	$24.56
Total return(b)	(20.34)%
Net assets, end of period (in 000s)	$8
Ratio of net expenses to average net assets	1.15	%(c)
Ratio of total expenses to average net assets	1.55	%(c)
Ratio of net investment income to average net assets	1.00	%(c)
Portfolio turnover rate(d)	39%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Fund
	Class A Shares
	Years Ended October 31,
	2018	2017		2016	2015	2014
Per Share Data
Net asset value, beginning of year	$20.91	$16.23		$14.75	$16.00	$15.20
Net investment income(a)	0.10	0.05	(b)	0.04	0.03	0.03
Net realized and unrealized gain (loss)	(3.69)	4.74		1.44	(1.28)	0.83
Total from investment operations	(3.59)	4.79		1.48	(1.25)	0.86
Distributions to shareholders from net investment income	(0.14)	(0.11)		—	—	(0.06)
Net asset value, end of year	$17.18	$20.91		$16.23	$14.75	$16.00
Total return(c)	(17.32)%	29.78%		10.01%	(7.81)%	5.67%
Net assets, end of year (in 000s)	$152,596	$85,679		$59,593	$64,169	$28,157
Ratio of net expenses to average net assets	1.56%	1.57%		1.65%	1.67%	1.70%
Ratio of total expenses to average net assets	1.64%	1.75%		1.90%	1.91%	1.93%
Ratio of net investment income to average net assets	0.46%	0.29	%(b)	0.27%	0.17%	0.19%
Portfolio turnover rate(d)	52%	113%		92%	118%	114%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Fund
	Class C Shares
	Years Ended October 31,
	2018	2017		2016	2015	2014
Per Share Data
Net asset value, beginning of year	$18.72	$14.53		$13.31	$14.55	$13.87
Net investment loss(a)	(0.05)	(0.09	)(b)	(0.06)	(0.10)	(0.08)
Net realized and unrealized gain (loss)	(3.30)	4.28		1.28	(1.14)	0.76
Total from investment operations	(3.35)	4.19		1.22	(1.24)	0.68
Distributions to shareholders from net investment income	(0.03)	—		—	—	—
Net asset value, end of year	$15.34	$18.72		$14.53	$13.31	$14.55
Total return(c)	(17.91)%	28.84%		9.14%	(8.52)%	4.90%
Net assets, end of year (in 000s)	$33,252	$36,286		$30,104	$35,927	$11,217
Ratio of net expenses to average net assets	2.31%	2.32%		2.40%	2.41%	2.46%
Ratio of total expenses to average net assets	2.39%	2.50%		2.65%	2.67%	2.68%
Ratio of net investment loss to average net assets	(0.25)%	(0.55	)%(b)	(0.48)%	(0.68)%	(0.55)%
Portfolio turnover rate(d)	52%	113%		92%	118%	114%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Fund
	Institutional Shares
	Years Ended October 31,
	2018	2017		2016	2015	2014
Per Share Data
Net asset value, beginning of year	$22.40	$17.38		$15.75	$17.08	$16.22
Net investment income(a)	0.20	0.12	(b)	0.11	0.08	0.10
Net realized and unrealized gain (loss)	(3.96)	5.07		1.54	(1.36)	0.88
Total from investment operations	(3.76)	5.19		1.65	(1.28)	0.98
Distributions to shareholders from net investment income	(0.21)	(0.17)		(0.02)	(0.05)	(0.12)
Net asset value, end of year	$18.43	$22.40		$17.38	$15.75	$17.08
Total return(c)	(16.99)%	30.31%		10.43%	(7.49)%	6.17%
Net assets, end of year (in 000s)	$678,197	$664,085		$445,019	$326,068	$303,676
Ratio of net expenses to average net assets	1.17%	1.18%		1.25%	1.28%	1.30%
Ratio of total expenses to average net assets	1.24%	1.36%		1.50%	1.52%	1.53%
Ratio of net investment income to average net assets	0.91%	0.63	%(b)	0.69%	0.48%	0.58%
Portfolio turnover rate(d)	52%	113%		92%	118%	114%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Fund
	Service Shares
	Years Ended October 31,
	2018	2017		2016	2015	2014
Per Share Data
Net asset value, beginning of year	$20.21	$15.71		$14.29	$15.52	$14.74
Net investment income(a)	0.07	0.02	(b)	0.02	— (c)	0.02
Net realized and unrealized gain (loss)	(3.56)	4.59		1.40	(1.23)	0.80
Total from investment operations	(3.49)	4.61		1.42	(1.23)	0.82
Distributions to shareholders from net investment income	(0.12)	(0.11)		—	—	(0.04)
Net asset value, end of year	$16.60	$20.21		$15.71	$14.29	$15.52
Total return(d)	(17.38)%	29.65%		9.91%	(7.93)%	5.55%
Net assets, end of year (in 000s)	$19,922	$26,049		$19,069	$15,759	$15,919
Ratio of net expenses to average net assets	1.67%	1.68%		1.75%	1.77%	1.81%
Ratio of total expenses to average net assets	1.75%	1.86%		2.00%	2.02%	2.03%
Ratio of net investment income to average net assets	0.36%	0.11	%(b)	0.17%	0.02%	0.11%
Portfolio turnover rate(e)	52%	113%		92%	118%	114%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Fund
	Investor Shares(a)
	Years Ended October 31,
	2018	2017		2016	2015	2014
Per Share Data
Net asset value, beginning of year	$22.24	$17.27		$15.67	$16.99	$16.14
Net investment income(b)	0.17	0.13	(c)	0.08	0.01	0.08
Net realized and unrealized gain (loss)	(3.94)	5.01		1.53	(1.30)	0.87
Total from investment operations	(3.77)	5.14		1.61	(1.29)	0.95
Distributions to shareholders from net investment income	(0.19)	(0.17)		(0.01)	(0.03)	(0.10)
Net asset value, end of year	$18.28	$22.24		$17.27	$15.67	$16.99
Total return(d)	(17.07)%	30.11%		10.26%	(7.62)%	5.93%
Net assets, end of year (in 000s)	$139,726	$62,974		$5,263	$1,424	$313
Ratio of net expenses to average net assets	1.31%	1.31%		1.40%	1.42%	1.46%
Ratio of total expenses to average net assets	1.38%	1.49%		1.64%	1.69%	1.68%
Ratio of net investment income to average net assets	0.79%	0.67	%(c)	0.52%	0.04%	0.46%
Portfolio turnover rate(e)	52%	113%		92%	118%	114%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs Emerging Markets Equity Fund
	Class P Shares
	April 16, 2018* to October 31, 2018
Per Share Data
Net asset value, beginning of period	$23.46
Net investment income(a)	0.10
Net realized and unrealized loss	(5.05)
Total from investment operations	(4.95)
Net asset value, end of period	$18.51
Total return(b)	(21.06)%
Net assets, end of period (in 000s)	$311,447
Ratio of net expenses to average net assets	1.15	%(c)
Ratio of total expenses to average net assets	1.24	%(c)
Ratio of net investment income to average net assets	0.94	%(c)
Portfolio turnover rate(d)	52%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs Emerging Markets Equity Fund
	Class R6 Shares
	Years Ended October 31,				For the Period July 31, 2015* to October 31, 2015
	2018	2017		2016
Per Share Data
Net asset value, beginning of period	$22.41	$17.38		$15.74	$16.72
Net investment income(a)	0.21	0.16	(b)	0.10	0.01
Net realized and unrealized gain (loss)	(4.00)	5.05		1.56	(0.99)
Total from investment operations	(3.79)	5.21		1.66	(0.98)
Distributions to shareholders from net investment income	(0.11)	(0.18)		(0.02)	—
Net asset value, end of period	$18.51	$22.41		$17.38	$15.74
Total return(c)	(16.96)%	30.35%		10.52%	(5.86)%
Net assets, end of period (in 000s)	$37,865	$245		$5,012	$9
Ratio of net expenses to average net assets	1.16%	1.17%		1.23%	1.24	%(d)
Ratio of total expenses to average net assets	1.21%	1.35%		1.44%	1.53	%(d)
Ratio of net investment income to average net assets	0.99%	0.88	%(b)	0.57%	0.14	%(d)
Portfolio turnover rate(e)	52%	113%		92%	118%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.04 per share and 0.19% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class A Shares
	May 31, 2018* to October 31, 2018
Per Share Data
Net asset value, beginning of period	$10.00
Net investment income(a)	0.03
Net realized and unrealized loss	(1.63)
Total from investment operations	(1.60)
Net asset value, end of period	$8.40
Total return(b)	(16.00)%
Net assets, end of period (in 000s)	$42
Ratio of net expenses to average net assets	1.53	%(c)
Ratio of total expenses to average net assets	10.28	%(c)
Ratio of net investment income to average net assets	0.64	%(c)
Portfolio turnover rate(d)	23%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class C Shares
	May 31, 2018* to October 31, 2018
Per Share Data
Net asset value, beginning of period	$10.00
Net investment income(a)	—	(b)
Net realized and unrealized loss	(1.63)
Total from investment operations	(1.63)
Net asset value, end of period	$8.37
Total return(c)	(16.30)%
Net assets, end of period (in 000s)	$42
Ratio of net expenses to average net assets	2.28	%(d)
Ratio of total expenses to average net assets	11.03	%(d)
Ratio of net investment loss to average net assets	(0.11	)%(d)
Portfolio turnover rate(e)	23%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Institutional Shares
	May 31, 2018* to October 31, 2018
Per Share Data
Net asset value, beginning of period	$10.00
Net investment income(a)	0.04
Net realized and unrealized loss	(1.63)
Total from investment operations	(1.59)
Net asset value, end of period	$8.41
Total return(b)	(15.90)%
Net assets, end of period (in 000s)	$5,679
Ratio of net expenses to average net assets	1.14	%(c)
Ratio of total expenses to average net assets	9.89	%(c)
Ratio of net investment income to average net assets	1.03	%(c)
Portfolio turnover rate(d)	23%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Investor Shares
	May 31, 2018* to October 31, 2018
Per Share Data
Net asset value, beginning of period	$10.00
Net investment income(a)	0.03
Net realized and unrealized loss	(1.62)
Total from investment operations	(1.59)
Net asset value, end of period	$8.41
Total return(b)	(15.90)%
Net assets, end of period (in 000s)	$42
Ratio of net expenses to average net assets	1.28	%(c)
Ratio of total expenses to average net assets	10.03	%(c)
Ratio of net investment income to average net assets	0.89	%(c)
Portfolio turnover rate(d)	23%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class R Shares
	May 31, 2018* to October 31, 2018
Per Share Data
Net asset value, beginning of period	$10.00
Net investment income(a)	0.02
Net realized and unrealized loss	(1.63)
Total from investment operations	(1.61)
Net asset value, end of period	$8.39
Total return(b)	(16.10)%
Net assets, end of period (in 000s)	$42
Ratio of net expenses to average net assets	1.78	%(c)
Ratio of total expenses to average net assets	10.53	%(c)
Ratio of net investment income to average net assets	0.39	%(c)
Portfolio turnover rate(d)	23%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs ESG Emerging Markets Equity Fund
	Class R6 Shares
	May 31, 2018* to October 31, 2018
Per Share Data
Net asset value, beginning of period	$10.00
Net investment income(a)	0.04
Net realized and unrealized loss	(1.63)
Total from investment operations	(1.59)
Net asset value, end of period	$8.41
Total return(b)	(15.90)%
Net assets, end of period (in 000s)	$42
Ratio of net expenses to average net assets	1.13	%(c)
Ratio of total expenses to average net assets	9.88	%(c)
Ratio of net investment income to average net assets	1.04	%(c)
Portfolio turnover rate(d)	23%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS N-11 EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs N-11 Equity Fund
	Class A Shares
	Years Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$9.93	$8.98	$9.26	$11.25	$11.03
Net investment income(a)	0.07	0.05	0.06	0.04	0.02
Net realized and unrealized gain (loss)	(1.96)	0.90	(0.32)	(2.03)	0.26
Total from investment operations	(1.89)	0.95	(0.26)	(1.99)	0.28
Distributions to shareholders from net investment income	— (b)	—	(0.02)	— (b)	(0.06)
Net asset value, end of year	$8.04	$9.93	$8.98	$9.26	$11.25
Total return(c)	(19.03)%	10.58%	(2.84)%	(17.68)%	2.54%
Net assets, end of year (in 000s)	$6,345	$16,496	$25,955	$54,045	$96,440
Ratio of net expenses to average net assets	1.72%	1.73%	1.74%	1.73%	1.74%
Ratio of total expenses to average net assets	2.33%	2.11%	2.39%	2.07%	2.08%
Ratio of net investment income to average net assets	0.68%	0.50%	0.66%	0.35%	0.20%
Portfolio turnover rate(d)	11%	26%	27%	48%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS N-11 EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs N-11 Equity Fund
	Class C Shares
	Years Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$9.51	$8.66	$8.98	$10.99	$10.81
Net investment loss(a)	(0.01)	(0.01)	(0.01)	(0.04)	(0.06)
Net realized and unrealized gain (loss)	(1.86)	0.86	(0.31)	(1.97)	0.25
Total from investment operations	(1.87)	0.85	(0.32)	(2.01)	0.19
Distributions to shareholders from net investment income	—	—	—	—	(0.01)
Net asset value, end of year	$7.64	$9.51	$8.66	$8.98	$10.99
Total return(b)	(19.66)%	9.82%	(3.55)%	(18.29)%	1.76%
Net assets, end of year (in 000s)	$2,082	$3,854	$5,642	$8,564	$15,127
Ratio of net expenses to average net assets	2.47%	2.48%	2.49%	2.48%	2.49%
Ratio of total expenses to average net assets	3.10%	2.84%	3.14%	2.82%	2.83%
Ratio of net investment loss to average net assets	(0.11)%	(0.15)%	(0.07)%	(0.41)%	(0.54)%
Portfolio turnover rate(c)	11%	26%	27%	48%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS N-11 EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs N-11 Equity Fund
	Institutional Shares
	Years Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$10.02	$9.02	$9.33	$11.34	$11.12
Net investment income(a)	0.12	0.09	0.10	0.08	0.06
Net realized and unrealized gain (loss)	(1.99)	0.91	(0.33)	(2.04)	0.26
Total from investment operations	(1.87)	1.00	(0.23)	(1.96)	0.32
Distributions to shareholders from net investment income	(0.03)	— (b)	(0.08)	(0.05)	(0.10)
Net asset value, end of year	$8.12	$10.02	$9.02	$9.33	$11.34
Total return(c)	(18.62)%	11.02%	(2.46)%	(17.34)%	2.88%
Net assets, end of year (in 000s)	$12,270	$50,730	$58,958	$115,099	$310,186
Ratio of net expenses to average net assets	1.33%	1.33%	1.33%	1.33%	1.34%
Ratio of total expenses to average net assets	1.91%	1.67%	1.99%	1.68%	1.68%
Ratio of net investment income to average net assets	1.24%	0.94%	1.08%	0.78%	0.57%
Portfolio turnover rate(d)	11%	26%	27%	48%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS N-11 EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs N-11 Equity Fund
	Investor Shares(a)
	Years Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$9.98	$9.00	$9.30	$11.30	$11.08
Net investment income(b)	0.08	0.08	0.08	0.06	0.05
Net realized and unrealized gain (loss)	(1.95)	0.90	(0.32)	(2.03)	0.25
Total from investment operations	(1.87)	0.98	(0.24)	(1.97)	0.30
Distributions to shareholders from net investment income	(0.02)	—	(0.06)	(0.03)	(0.08)
Net asset value, end of year	$8.09	$9.98	$9.00	$9.30	$11.30
Total return(c)	(18.82)%	10.89%	(2.59)%	(17.45)%	2.76%
Net assets, end of year (in 000s)	$5,633	$8,613	$9,436	$13,092	$27,343
Ratio of net expenses to average net assets	1.47%	1.48%	1.48%	1.48%	1.49%
Ratio of total expenses to average net assets	2.11%	1.80%	2.14%	1.82%	1.82%
Ratio of net investment income to average net assets	0.86%	0.91%	0.90%	0.59%	0.44%
Portfolio turnover rate(d)	11%	26%	27%	48%	41%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS N-11 EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs N-11 Equity Fund
	Class P Shares
	April 16, 2018* to October 31, 2018
Per Share Data
Net asset value, beginning of period	$10.29
Net investment loss(a)	(0.01)
Net realized and unrealized loss	(2.17)
Total from investment operations	(2.18)
Net asset value, end of period	$8.11
Total return(b)	(21.19)%
Net assets, end of period (in 000s)	$14,524
Ratio of net expenses to average net assets	1.32	%(c)
Ratio of total expenses to average net assets	2.28	%(c)
Ratio of net investment loss to average net assets	(0.18	)%(c)
Portfolio turnover rate(d)	11%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS N-11 EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs N-11 Equity Fund
	Class R6 Shares
	February 28, 2018* to October 31, 2018
Per Share Data
Net asset value, beginning of period	$10.43
Net investment income(a)	0.08
Net realized and unrealized loss	(2.39)
Total from investment operations	(2.31)
Net asset value, end of period	$8.12
Total return(b)	(22.15)%
Net assets, end of period (in 000s)	$8
Ratio of net expenses to average net assets	1.34	%(c)
Ratio of total expenses to average net assets	2.00	%(c)
Ratio of net investment income to average net assets	1.33	%(c)
Portfolio turnover rate(d)	11%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements

October 31, 2018

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Asia Equity	A, C, Institutional, Investor, P(a) and R6(b)	Diversified
Emerging Markets Equity	A, C, Institutional, Service, Investor, P(a) and R6	Diversified
ESG Emerging Markets Equity (commenced May 31, 2018)	A, C, Institutional, Investor, R and R6	Diversified
N-11 Equity	A, C, Institutional, Investor, P(a) and R6(b)	Diversified

(a)	Commenced operations on April 16, 2018.
(b)	Commenced operations on February 28, 2018.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not

74

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  Offering and Organization Costs — Offering costs paid in connection with the initial offering of shares of the ESG Emerging Markets Equity Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the ESG Emerging Markets Equity Fund were expensed on the first day of operations.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs

75

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of October 31, 2018:

ASIA EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$4,948,278	$59,567,245	$—
Europe	—	340,331	—
Investment Company	4,247,434	—	—
Securities Lending Reinvestment Vehicle	116,025	—	—
Total	$9,311,737	$59,907,576	$—

EMERGING MARKETS EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$55,658,815	$—
Asia	120,389,564	861,273,736	—
Europe	—	58,784,021	—
North America	42,277,918	—	—
South America	114,076,484	35,189,408	—
Exchange Traded Fund	65,488,365	—	—
Investment Company	4,537,319	—	—
Securities Lending Reinvestment Vehicle	14,895,089	—	—
Total	$361,664,739	$1,010,905,980	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

77

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Notes to Financial Statements (continued)

October 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ESG EMERGING MARKETS EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$256,695	$—
Asia	602,520	3,107,249	—
Europe	—	226,619	—
North America	187,844	—	—
South America	643,386	10,592	—
Exchange Traded Fund	709,435	—	—
Total	$2,143,185	$3,601,155	$—

N-11 EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$1,924,910	$—
Asia	—	29,270,042	—
North America	8,751,359	—	—
Exchange Traded Funds	778,146	—	—
Securities Lending Reinvestment Vehicle	630,375	—	—
Total	$10,159,880	$31,194,952	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the Fund‘s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Average Number of Contracts(a)
Emerging Markets Equity	Equity	Net realized gain (loss) from futures contracts	$52,344	1

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2018.

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2018, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Asia Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	1.00%
Emerging Markets Equity	1.02	1.02	0.92	0.87	0.85	1.07	1.02
ESG Emerging Markets Equity	0.98	0.98	0.88	0.84	0.82	0.98	0.98
N-11 Equity	1.13	1.13	1.02	0.97	0.95	1.20	1.13

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

Prior to February 28, 2018, the contractual management fee rates for the Emerging Markets Equity Fund and N-11 Equity Fund were as stated below and GSAM agreed to waive a portion of its management fee in order to achieve an Effective Net Management Rate as set forth in the Funds’ prospectus dated February 28, 2017.

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
Emerging Markets Equity	1.20%	1.20%	1.08%	1.03%	1.01%
N-11 Equity	1.30	1.30	1.24	1.21	1.19

The Asia Equity, Emerging Markets Equity, ESG Emerging Markets Equity and N-11 Equity Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser of the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended October 31, 2018, GSAM waived $2,239, $3,019, $89 and $2 of the Asia Equity, Emerging Markets Equity, ESG Emerging Markets Equity and N-11 Equity Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

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Notes to Financial Statements (continued)

October 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2018, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge
Fund	Class A	Class C
Asia Equity	$2,132	$—
Emerging Markets Equity	46,414	3
ESG Emerging Markets Equity	—	—
N-11 Equity	2	—

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Asia Equity, Emerging Markets Equity, ESG Emerging Markets Equity and N-11 Equity Funds are 0.114%, 0.104%, 0.124% and 0.164%, respectively. Prior to February 28, 2018, the Other Expense limitation was 0.194% for the Emerging Markets Equity Fund. These Other Expense limitations with respect to the Asia Equity, Emerging Markets Equity, and N-11 Equity Funds will remain in place through at least February 28, 2019 for Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares, and through at least April 16, 2019 for Class P Shares. The Other Expense

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

limitation with respect to the ESG Emerging Markets Equity Fund will remain in place through at least May 30, 2019. Prior to such dates GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Asia Equity	$2,239	$328,234	$956	$331,429
Emerging Markets Equity	629,205	427,293	9,845	1,066,343
ESG Emerging Markets Equity	89	267,208	—	267,297
N-11 Equity	42,420	341,965	177	384,562

G.  Line of Credit Facility — As of October 31, 2018, the Funds, except the ESG Emerging Markets Equity Fund, participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2018, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2018, Goldman Sachs earned $3,863 and $1 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Emerging Markets Equity and ESG Emerging Markets Equity Funds, respectively.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended October 31, 2018:

Fund	Beginning Value as of October 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2018	Shares as of October 31, 2018	Dividend Income From Affiliated Investment Company
Asia Equity	$2,420,450	$27,446,177	$(25,619,193)	$4,247,434	4,247,434	$21,146
Emerging Markets Equity	—	365,074,877	(360,537,558)	4,537,319	4,537,319	27,470
ESG Emerging Markets Equity	—	314,394	(314,394)	—	—	92
N-11 Equity	—	273,374	(273,374)	—	—	23

As of October 31, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

Fund	Class A	Class C	Institutional	Investor	Class R	Class R6
Asia Equity	—%	—%	—%	7%	—%	100%
ESG Emerging Markets Equity	100	100	100	100	100	100
N-11 Equity	—	—	—	—	—	100

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2018

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2018, were as follows:

Fund	Purchases	Sales and Maturities
Asia Equity	$33,452,119	$33,418,818
Emerging Markets Equity	1,541,520,482	707,660,275
ESG Emerging Markets Equity	8,363,634	1,493,303
N-11 Equity	6,930,887	35,547,357

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Asia Equity, Emerging Markets Equity and N-11 Equity Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Asia Equity, Emerging Markets Equity and N-11 Equity Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% (prior to February 21, 2018, GSAM may have received a management fee of up to 0.205%) on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2018 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Asia Equity, Emerging Markets Equity and N-11 Equity Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended October 31, 2018, are reported under Investment Income on the Statements of Operations.

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7. SECURITIES LENDING (continued)

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the fiscal year ended October 31, 2018
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Asia Equity	$1,450	$262
Emerging Markets Equity	26,716	16,937
N-11 Equity	3,888	9,054

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended October 31, 2018.

Fund	Beginning Value as of October 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2018
Asia Equity	$—	$7,232,872	$(7,116,847)	$116,025
Emerging Markets Equity	751,625	545,135,326	(530,991,862)	14,895,089
N-11 Equity	1,923,875	19,772,583	(21,066,083)	630,375

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2018 was as follows:

	Asia Equity	Emerging Markets Equity	ESG Emerging Markets Equity	N-11 Equity
Distributions paid from:
Ordinary income	$13,472	$8,106,923	$—	$179,416
Net long-term capital gains	1,165,395	—	—	—
Total	$1,178,867	$8,106,923	$—	$179,416

The tax character of distributions paid during the fiscal year ended October 31, 2017 was as follows:

	Asia Equity	Emerging Markets Equity	ESG Emerging Markets Equity	N-11 Equity
Distributions paid from:
Ordinary income	$—	$5,129,584	$—	$17,504

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Notes to Financial Statements (continued)

October 31, 2018

8. TAX INFORMATION (continued)

As of October 31, 2018, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Asia Equity	Emerging Markets Equity	ESG Emerging Markets Equity	N-11 Equity
Undistributed ordinary income — net	$362,566	$9,830,353	$16,429	$421,414
Undistributed long-term capital gains	4,213,623	—	—	—
Total undistributed earnings	$4,576,189	$9,830,353	$16,429	$421,414
Capital loss carryforwards:(1)
Perpetual long-term	$—	$(31,341,440)	$—	$(28,762,821)
Perpetual short-term	—	(67,957,157)	(118,671)	(31,928,476)
Total capital loss carryforwards	$—	$(99,298,597)	$(118,671)	$(60,691,297)
Unrealized gains losses — net	(6,972,903)	(217,793,951)	(1,007,273)	1,335,670
Total accumulated losses — net	$(2,396,714)	$(307,262,195)	$(1,109,515)	$(58,934,213)

(1)	The N-11 Equity Fund utilized $4,463,134 of capital losses in the current fiscal year.

As of October 31, 2018, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Asia Equity	Emerging Markets Equity	ESG Emerging Markets Equity	N-11 Equity
Tax cost	$76,105,546	$1,590,056,930	$6,751,685	$40,179,370
Gross unrealized gain	5,736,361	39,626,463	63,500	8,664,637
Gross unrealized loss	(12,709,264)	(257,420,414)	(1,070,773)	(7,328,967)
Net unrealized gain (loss)	$(6,972,903)	$(217,793,951)	$(1,007,273)	$1,335,670

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of passive foreign investment company investments.

The ESG Emerging Markets Equity Fund reclassed $1,785 from paid in capital to distributable earnings for the year ending October 31, 2018. In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds and result primarily from certain non-deductible expenses.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

9. OTHER RISKS (continued)

derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

ESG Standards Risk — The ESG Emerging Markets Equity Fund’s adherence to its environmental, social and governance (“ESG”) criteria and the application of GSAM’s supplemental ESG analysis when selecting investments may affect the Fund’s exposure to certain companies, sectors, regions, and countries and may affect the Fund’s performance depending on whether such investments are in or out of favor. For example, the Fund will not seek to invest in companies that GSAM believes have adverse social or environmental impacts (i.e., gambling, alcohol, tobacco, coal or weapons companies), and the Fund will not seek to invest in companies that GSAM believes show inadequate governance standards (e.g., certain state-owned enterprises).

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

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Notes to Financial Statements (continued)

October 31, 2018

9. OTHER RISKS (continued)

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13— Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Fund’s fiscal year beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Asia Equity Fund

	For the Fiscal Year Ended October 31, 2018		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	215,101	$5,987,069	157,150	$3,888,750
Reinvestment of distributions	8,226	233,609	—	—
Shares redeemed	(244,210)	(6,833,623)	(258,762)	(5,384,902)
	(20,883)	(612,945)	(101,612)	(1,496,152)
Class C Shares
Shares sold	30,241	806,036	6,782	148,981
Reinvestment of distributions	1,145	29,647	—	—
Shares redeemed	(36,927)	(915,957)	(31,607)	(677,536)
	(5,541)	(80,274)	(24,825)	(528,555)
Institutional Shares
Shares sold	392,167	11,942,821	234,353	5,655,912
Reinvestment of distributions	29,693	892,729	—	—
Shares redeemed	(2,283,537)	(65,021,389)	(614,302)	(13,410,220)
	(1,861,677)	(52,185,840)	(379,949)	(7,754,308)
Investor Shares(a)
Shares sold	40,676	1,223,331	2,923	66,107
Reinvestment of distributions	242	7,250	—	—
Shares redeemed	(29,519)	(871,564)	(842)	(19,844)
	11,399	359,018	2,081	46,263
Class P Shares(b)
Shares sold	2,041,704	57,941,156	—	—
Shares redeemed	(91,889)	(2,457,292)	—	—
	1,949,815	55,483,864	—	—
Class R6 Shares(c)
Shares sold	324	10,000	—	—
	324	10,000	—	—
NET INCREASE (DECREASE)	73,437	$2,973,823	(504,305)	$(9,732,752)

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 16, 2018.
(c)	Commenced operations on February 28, 2018.

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Notes to Financial Statements (continued)

October 31, 2018

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Emerging Markets Equity Fund

	For the Fiscal Year Ended October 31, 2018		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,534,544	$159,698,335	3,712,565	$62,773,188
Reinvestment of distributions	27,247	590,988	24,604	363,154
Shares redeemed	(2,778,087)	(58,228,632)	(3,312,487)	(60,131,411)
	4,783,704	102,060,691	424,682	3,004,931
Class C Shares
Shares sold	1,205,035	23,137,573	459,354	7,554,467
Reinvestment of distributions	3,236	63,061	—	—
Shares redeemed	(978,503)	(17,043,397)	(592,983)	(9,248,055)
	229,768	6,157,237	(133,629)	(1,693,588)
Institutional Shares
Shares sold	38,923,020	889,487,169	9,659,830	180,090,551
Reinvestment of distributions	252,609	5,858,001	269,690	4,250,319
Shares redeemed	(32,025,759)	(683,921,550)	(5,892,735)	(109,319,295)
	7,149,870	211,423,620	4,036,785	75,021,575
Service Shares
Shares sold	297,907	6,043,336	331,682	5,778,509
Reinvestment of distributions	7,730	162,107	9,898	141,339
Shares redeemed	(394,066)	(7,773,105)	(266,772)	(4,693,437)
	(88,429)	(1,567,662)	74,808	1,226,411
Investor Shares(a)
Shares sold	7,539,554	168,726,981	3,234,790	59,478,508
Reinvestment of distributions	28,938	666,445	4,308	67,461
Shares redeemed	(2,756,212)	(56,869,721)	(711,914)	(13,690,385)
	4,812,280	112,523,705	2,527,184	45,855,584
Class P Shares(b)
Shares sold	19,101,787	411,608,226	—	—
Shares redeemed	(2,279,778)	(45,316,728)	—	—
	16,822,009	366,291,498	—	—
Class R6 Shares
Shares sold	3,176,223	69,442,132	694,283	12,291,890
Reinvestment of distributions	55	1,272	5,039	79,414
Shares redeemed	(1,141,645)	(21,639,771)	(976,795)	(19,159,223)
	2,034,633	47,803,633	(277,473)	(6,787,919)
NET INCREASE	35,743,835	$844,692,722	6,652,357	$116,626,994

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 16, 2018.

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13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	ESG Emerging Markets Equity Fund(a)

	For the Period Ended October 31, 2018

	Shares	Dollars

Class A Shares
Shares sold	5,001	$50,010
Shares redeemed	(1)	(10)
	5,000	50,000
Class C Shares
Shares sold	5,001	50,010
Shares redeemed	(1)	(10)
	5,000	50,000
Institutional Shares
Shares sold	675,001	6,750,015
Shares redeemed	(1)	(10)
	675,000	6,750,005
Investor Shares
Shares sold	5,001	50,010
Shares redeemed	(1)	(10)
	5,000	50,000
Class R Shares
Shares sold	5,001	50,010
Shares redeemed	(1)	(10)
	5,000	50,000
Class R6 Shares
Shares sold	5,001	50,010
Shares redeemed	(1)	(10)
	5,000	50,000
NET INCREASE	700,000	$7,000,005

(a)	Commenced operations on May 31, 2018

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Notes to Financial Statements (continued)

October 31, 2018

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	N-11 Equity Fund

	For the Fiscal Year Ended October 31, 2018		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	76,753	$737,163	579,743	$5,579,274
Reinvestment of distributions	140	1,457	—	—
Shares redeemed	(949,377)	(9,311,775)	(1,809,097)	(15,839,645)
	(872,484)	(8,573,155)	(1,229,354)	(10,260,371)
Class C Shares
Shares sold	9,228	88,943	25,009	216,838
Shares redeemed	(142,158)	(1,294,901)	(271,102)	(2,331,663)
	(132,930)	(1,205,958)	(246,093)	(2,114,825)
Institutional Shares
Shares sold	235,610	2,255,894	517,574	4,638,851
Reinvestment of distributions	15,615	163,337	2,084	17,132
Shares redeemed	(3,804,473)	(36,202,219)	(1,989,135)	(17,348,896)
	(3,553,248)	(33,782,988)	(1,469,477)	(12,692,913)
Investor Shares(a)
Shares sold	133,683	1,255,601	773,003	6,757,979
Reinvestment of distributions	1,101	11,491	—	—
Shares redeemed	(301,814)	(2,892,022)	(958,301)	(8,883,357)
	(167,030)	(1,624,930)	(185,298)	(2,125,378)
Class P Shares(b)
Shares sold	1,817,237	16,265,580	—	—
Shares redeemed	(27,284)	(245,807)	—	—
	1,789,953	16,019,773	—	—
Class R6 Shares(c)
Shares sold	959	10,000	—	—
	959	10,000	—	—
NET DECREASE	(2,934,780)	$(29,157,258)	(3,130,222)	$(27,193,487)

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 16, 2018.
(c)	Commenced operations on February 28, 2018.

90

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Asia Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs ESG Emerging Markets Equity Fund and Goldman Sachs N-11 Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statements of changes in net assets	Financial highlights
Goldman Sachs Asia Equity Fund, Goldman Sachs Emerging Markets Equity Fund, Goldman Sachs N-11 Equity Fund	For the year ended October 31, 2018	For each of the two years in the period ended October 31, 2018	For each of the periods indicated therein
Goldman Sachs ESG Emerging Markets Equity Fund	For the period May 31, 2018 (commencement of operations) through October 31, 2018

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 27, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Fund Expenses — Six Month Period Ended October  31, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 through October 31, 2018, which represents a period of 184 days of a 365 day year for Asia Equity, Emerging Markets Equity and N-11 Equity Funds. The ESG Emerging Markets Equity Example is based on the period from May 31, 2018 to October 31, 2018, which represents a period of 154 out of 365 days. The ESG Emerging Markets Equity Fund example for hypothetical expenses reflects projected activity for the period from May 1, 2018 through October 31, 2018 for the purposes of comparability. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fee or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Asia Equity Fund				Emerging Markets Equity Fund				ESG Emerging Markets Equity Fund(a)				N-11 Equity Fund
Share Class	Beginning Account Value 05/01/2018	Ending Account Value 10/31/2018		Expenses Paid for the 6 Months Ended 10/31/2018*	Beginning Account Value 05/01/2018	Ending Account Value 10/31/2018		Expenses Paid for the 6 Months Ended 10/31/2018*	Beginning Account Value 05/01/2018	Ending Account Value 10/31/2018		Expenses Paid for the 6 Months Ended 10/31/2018*	Beginning Account Value 05/01/2018	Ending Account Value 10/31/2018		Expenses Paid for the 6 Months Ended 10/31/2018*
Class A
Actual	$1,000	$816.70		$7.05	$1,000	$803.60		$7.09	$1,000	$840.00		$5.90	$1,000	$796.00		$7.83
Hypothetical 5% return	1,000	1,017.44	+	7.83	1,000	1,017.34	+	7.93	1,000	1,017.49	+	7.78	1,000	1,016.48	+	8.79
Class C
Actual	1,000	813.60		10.47	1,000	801.00		10.49	1,000	837.00		8.78	1,000	792.50		11.20
Hypothetical 5% return	1,000	1,013.66	+	11.62	1,000	1,013.56	+	11.72	1,000	1,013.71	+	11.57	1,000	1,012.70	+	12.58
Institutional
Actual	1,000	818.40		5.27	1,000	805.50		5.32	1,000	841.00		4.40	1,000	797.60		6.07
Hypothetical 5% return	1,000	1,019.41	+	5.85	1,000	1,019.31	+	5.96	1,000	1,019.46	+	5.80	1,000	1,018.45	+	6.82
Service
Actual	N/A	N/A		N/A	1,000	803.50		7.59	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,016.79	+	8.49	N/A	N/A		N/A	N/A	N/A		N/A
Investor
Actual	1,000	818.00		5.91	1,000	804.90		5.96	1,000	841.00		4.94	1,000	797.00		6.70
Hypothetical 5% return	1,000	1,018.70	+	6.56	1,000	1,018.60	+	6.67	1,000	1,018.75	+	6.51	1,000	1,017.74	+	7.53
Class P
Actual	1,000	818.70		5.23	1,000	805.60		5.23	N/A	N/A		N/A	1,000	796.70		5.98
Hypothetical 5% return	1,000	1,019.46	+	5.80	1,000	1,019.41	+	5.85	N/A	N/A		N/A	1,000	1,018.55	+	6.72

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Fund Expenses — Six Month Period Ended October 31, 2018 (Unaudited) (continued)

	Asia Equity Fund				Emerging Markets Equity Fund				ESG Emerging Markets Equity Fund(a)				N-11 Equity Fund
Share Class	Beginning Account Value 05/01/2018	Ending Account Value 10/31/2018		Expenses Paid for the 6 Months Ended 10/31/2018*	Beginning Account Value 05/01/2018	Ending Account Value 10/31/2018		Expenses Paid for the 6 Months Ended 10/31/2018*	Beginning Account Value 05/01/2018	Ending Account Value 10/31/2018		Expenses Paid for the 6 Months Ended 10/31/2018*	Beginning Account Value 05/01/2018	Ending Account Value 10/31/2018		Expenses Paid for the 6 Months Ended 10/31/2018*
Class R
Actual	N/A	N/A		N/A	N/A	N/A		N/A	$1,000	$839.00		$6.86	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,016.23	+	9.05	N/A	N/A		N/A
Class R6
Actual	$1,000	$818.40		$5.27	$1,000	$805.10		$5.28	1,000	841.00		4.36	$1,000	$797.60		$6.07
Hypothetical 5% return	1,000	1,019.41	+	5.85	1,000	1,019.36	+	5.90	1,000	1,019.51	+	5.75	1,000	1,018.45	+	6.82

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Asia Equity	1.54%	2.29%	1.15%	N/A	1.29%	1.14%	N/A	1.15%
Emerging Markets Equity	1.56	2.31	1.17	1.67%	1.31	1.15	N/A	1.16
ESG Emerging Markets Equity(a)	1.53	2.28	1.14	N/A	1.28	N/A	1.78%	1.13
N-11 Equity	1.73	2.48	1.34	N/A	1.48	1.32	N/A	1.34

(a)	Commenced operations on May 31, 2018.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Asia Equity Fund, Goldman Sachs Emerging Markets Equity Fund, and Goldman Sachs N-11 Equity Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the Asia Equity Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2017, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2018. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Asia Equity Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Asia Equity Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the one-, three-, and five-year periods and in the third quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods and underperformed for the ten-year period ended March 31, 2018. The Trustees observed that the Emerging Markets Equity Fund’s Institutional Shares had placed in the top half of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2018. The Trustees noted that the N-11 Equity Fund’s Institutional Shares had placed in the fourth quartile of the Fund’s peer group and had underperformed the Fund’s benchmark index for the one-, three-, and five-year periods ended March 31, 2018.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

With respect to the Emerging Markets Equity and N-11 Equity Funds, the Trustees noted that the management fee breakpoint schedules had been reduced at all asset levels since the Management Agreement was last approved. In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Asia Equity Fund that would have the effect of decreasing expenses of Class A, Class C, and Investor Shares of the Fund, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

provided for 2017 and 2016, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Asia Equity Fund			Emerging Markets Equity Fund	N-11 Equity Fund
First $1 billion	1.00%	First $	2 billion	1.02%	1.13%
Next $1 billion	0.90	Next $	3 billion	0.92	1.02
Next $3 billion	0.86	Next $	3 billion	0.87	0.97
Next $3 billion	0.84	Over $	8 billion	0.85	0.95
Over $8 billion	0.82

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2019.

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GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs ESG Emerging Markets Equity Fund (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs Trust (the “Trust”) that commenced investment operations on May 30, 2018. At a meeting held on February 14-15, 2018 (the “Meeting”) in connection with the Fund’s organization, the Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”).

At the Meeting, the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed management fees and anticipated expenses with those paid by other similar mutual funds; the Investment Adviser’s proposal to limit certain expenses of the Fund that exceed a specified level; and potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund. Various information was also provided at a prior meeting at which the Fund was discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior Board meetings, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent, and Quality of the Services to Be Provided under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided to the Fund by the Investment Adviser and its affiliates. The Trustees also considered information about the Fund’s structure, investment objective, strategies, and other characteristics. The Trustees considered the experience and capabilities of the investment team and noted that the Fund’s portfolio manager was currently managing other series of the Trust. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Fund. In this regard, the Trustees noted that, although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser had experience managing other funds and accounts that employ similar investment strategies. The Trustees concluded that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

Costs of Services to Be Provided and Profitability

The Trustees considered the contractual terms of the Management Agreement and the fee rates to be payable by the Fund thereunder. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed information on the proposed management fees and the Fund’s projected total operating expense ratios (both gross and net of expense limitations), and those were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms, as well as the peer group and category medians. The comparisons of the Fund’s fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Fund.

The Trustees considered the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

The Trustees noted the competitive nature of the fund marketplace, and that many of the Fund’s shareholders would be investing in the Fund in part because of the Fund’s relationship with the Investment Adviser. They also noted that shareholders would be able to redeem their Fund shares if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the proposed breakpoints in the fee rate payable under the Management Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate
First $2 billion	0.98%
Next $3 billion	0.88%
Next $3 billion	0.84%
Over $8 billion	0.82%

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the Fund’s projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed a specified level. Upon reviewing these matters, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationship with the Fund, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (d) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Fund’s cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (j) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs.

Conclusion

In connection with their consideration of the Management Agreement for the Fund at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s anticipated costs and the Fund’s reasonably anticipated asset levels. The Trustees unanimously concluded that the Investment Adviser’s management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved with respect to the Fund.

100

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 69	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Director, Emerson Center for the Arts and Culture (2011-2017); and Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Herbert J. Markley Age: 68	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

101

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 56	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				154	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2018.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2018, Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 28 portfolios (14 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

102

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 47	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Fundamental Emerging Markets Equity Funds — Tax Information (Unaudited)

From distributions paid during the year ended October 31, 2018, the total amount of income received by the Asia Equity, Emerging Markets Equity and N-11 Equity Funds from sources within foreign countries and possessions of the United States was $0.0861, $0.1758 and $0.1112 per share, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Asia Equity, Emerging Markets Equity and N-11 Equity Funds was 100.00%, 67.20% and 100.00%. The total amount of taxes paid by the Asia Equity, Emerging Markets Equity and N-11 Equity Funds to such countries was $0.0653, $0.0739 and 0.0515 per share.

For the year ended October 31, 2018, 100.00%, 66.14% and 100% of the dividends paid from net investment company taxable income by the Asia Equity, Emerging Markets Equity and N-11 Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Asia Equity Fund designates $1,165,395 or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended October 31, 2018.

103

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.34 trillion in assets under supervision as of September 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[4]
∎	International Equity ESG Fund[5]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[5]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President
and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer
and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (the “SEC”) web site at http://www.sec.gov.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of October 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 151423-OTU 889468/2018/EMEAR-18/21K

Goldman Sachs Funds

Annual Report	October 31, 2018

Fundamental International Equity Funds
International Equity ESG*
International Equity Income**

*	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund (the Fund) was renamed the Goldman Sachs International Equity ESG Fund and changed its principal investment strategy. Performance information prior to this date reflects the Fund’s former strategies.

**	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund (the Fund) was renamed the Goldman Sachs International Equity Income Fund and changed its principal investment strategy and investment objective. Performance information prior to this date reflects the Fund’s former strategies.

Goldman Sachs Fundamental International Equity Funds

∎	INTERNATIONAL EQUITY ESG

∎	INTERNATIONAL EQUITY INCOME

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

What Differentiates Goldman Sachs’ Fundamental International Equity Investment Process?

Goldman Sachs’ Fundamental International Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by research teams working together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise in order to identify our high conviction investment ideas.

∎	Fundamental research teams based in the United States, United Kingdom, Japan, China, Korea, Singapore, Brazil, and India and focusing on long-term business and management quality

∎	Analysts collaborate regularly to leverage regional and industry-specific research and insights

∎	Global perspective is informed by local market expertise

∎	A common valuation framework, focusing on long-term earnings power, ensures consistency when valuing and comparing a company to its peers globally

∎	Team of experienced Research Analysts is regionally aligned and has sector expertise

∎	Team leverages the research of the approximately 80+ regional investment professionals

∎	Decision-making process is informed by active participation in the global research process

∎	Security selections are aligned with the level of investment conviction

∎	Risk monitoring considers whether investment and other risks to the Funds are intended and justified

∎	Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the stocks and their respective weightings in the Funds

International equity portfolios that strive to offer:

∎	Access to markets across the world
∎	Disciplined approach to stock selection
∎	Optimal risk/return profiles

1

MARKET REVIEW

Goldman Sachs Fundamental International Equity Funds

Market Review

International equities struggled during the 12-month period ended October 31, 2018 (the “Reporting Period”). The MSCI Europe, Australasia, Far East (EAFE) Index (Net, USD, Unhedged) (the “MSCI EAFE Index”) posted a return of -6.85%.*

Early in the Reporting Period, i.e., in the last two months of 2017, international equity market returns were relatively muted, particularly amongst larger companies. The U.K., however, performed better than many other developed markets. Although the U.K. Prime Minister suffered a defeat in the House of Commons over the European Union Withdrawal Bill in December 2017, the U.K. was judged by the European Union to have made sufficient progress on key issues to allow the next phase of Brexit negotiations — including discussions on trade — to begin. Elsewhere, the European Central Bank (“ECB”) upgraded its growth forecasts for the Eurozone’s economy, though optimism was tempered by lackluster inflation. The German and French equity markets declined for the month of December. The Bank of Japan’s quarterly Tankan survey of business sentiment showed that confidence improved, boosted by strengthening export activity, and the Japanese equity market eked out a modest gain for December 2017. That same month, the U.S. Federal Reserve (the “Fed”) delivered its third interest rate hike of 2017, as had been widely expected, and maintained its projections for three additional interest rate hikes in 2018.

International equities enjoyed a strong start to 2018, driven by market exuberance about strong economic data, the $1.5 trillion U.S. tax reform plan signed by Congress the previous month and the favorable start to the corporate earnings reporting season. In February 2018, however, equities sold off globally on market speculation of a faster pace of interest rate hikes by the Fed, which stoked a sharp rise in bond yields and in equity market volatility. Concerns about monetary policy tightening were further exacerbated by solid U.S. labor and inflation data. While the hawkish Fed minutes released were largely expected, Fed Chair Jerome Powell’s Congressional testimony surprised markets with its hawkish tilt, sparking another sell-off. (Hawkish language tends to suggest higher interest rates; opposite of dovish.) In March 2018, escalating trade tensions and tariffs weighed on investor sentiment and on global equity market performance. Political uncertainty in Germany and Italy and signs of slowing economic growth in Europe dampened investor sentiment as well. Meanwhile, the Fed delivered on a consensus-expected interest rate increase in March, with its projections continuing to point to three interest rate hikes this calendar year. In Europe, an agreement on a 21-month transition after Brexit between the U.K. and the European Union reduced political uncertainty.

The international equity markets posted a modestly positive return in April 2018, but remained relatively muted for the month, as the U.S. and China generated trade headlines and geopolitical uncertainty stemming from sanctions on Russia surfaced. The ECB and Bank of Japan kept their respective monetary policies unchanged, indicating ongoing monetary accommodation. May 2018 was a volatile month for international equities amid further political and protectionism concerns, including Italian political turmoil, ongoing unpredictability around the U.S.-North Korea summit and escalating trade tensions. The U.S. Fed’s interest rate hike in June 2018 was largely expected, but the outcome of the meeting was slightly hawkish. Still-escalating trade tension between the U.S. and China hurt market sentiment, with the U.S. threatening tariffs on an additional $200 billion worth of Chinese

*	All index returns are expressed in U.S. dollar terms.

2

MARKET REVIEW

goods and China vowing to retaliate. The MSCI EAFE Index declined for the month of June 2018 and for the second calendar quarter.

International equity market volatility remained high during the third quarter of 2018, driven both by the trade rhetoric between the U.S. and China and other key U.S. allies and by strong U.S. macroeconomic data relative to other markets. European equities ended the quarter in positive territory, supported by resilient macroeconomic data and a constructive environment for European companies. Despite this, a number of factors weighed on investor sentiment, including trade tensions and protectionism, uncertainty about Italy’s 2019 budget, the risk of a no-deal Brexit (or exit by the U.K. from the European Union), and concerns that Turkey’s financial crisis could spread to other markets. Elsewhere, Japan performed well, with its equity market advancing amidst domestic industrial production that reversed a three-month downtrend. Inflation there increased toward the Bank of Japan’s target rate, but the central bank left its policy unchanged. Singapore ended the quarter in positive territory but underperformed the broader Pacific Basin region. Hong Kong declined for the third consecutive quarter amidst concerns about slowing economic growth in China, tighter financial conditions and weakness in emerging markets.

October 2018 was a difficult and volatile month for international and U.S. equities. Such volatility was driven by various factors, including a delayed response to the global rates sell-off early in the month, a moderation of global economic growth expectations, hawkish rhetoric from U.S. Fed policymakers, and concerns around trade expressed in third quarter 2018 corporate earnings guidance. The correction in equity markets resulted in tighter financial conditions. In Europe, the Italian government’s disappointing government debt-to-Gross Domestic Product projections sparked concerns around the country’s debt sustainability, but the resulting risk aversion sentiment was relatively contained. Minutes from the September U.S. Fed meeting reiterated policymaker confidence in U.S. inflation remaining around its target. The U.S. dollar strengthened amid the sell-off, buoyed by strong U.S. economic data. Interestingly, the usual “safe haven” currencies, such as the Japanese yen and Swiss franc, failed to outperform the U.S. dollar, as they have historically done in an environment of heightened risk aversion.

For the Reporting Period as a whole, energy and health care were the only sectors in the MSCI EAFE Index to produce a positive absolute return. Consumer staples, utilities and real estate posted negative absolute returns but outpaced the MSCI EAFE Index during the Reporting Period. The weakest performing sectors in the MSCI EAFE Index during the Reporting Period were financials, telecommunication services, industrials and information technology.

From a country perspective, Israel, Norway, New Zealand and Finland were the only individual constituents of the MSCI EAFE Index to post positive absolute returns during the Reporting Period. Belgium, Italy, Spain, Denmark and Germany were the weakest individual country constituents in the MSCI EAFE Index during the Reporting Period.

Looking Ahead

At the end of the Reporting Period, equities remained our preferred asset class for the remainder of 2018 and into the new year. We believe that over the medium term, equity returns should be supported by continued economic expansion, corporate earnings growth and valuations, which, in our view, were on the inexpensive side relative to then-current macroeconomic conditions. Earnings per share growth turned positive across all major global regions in 2017 for the first time since 2010, and consensus economic growth forecasts were

3

MARKET REVIEW

positive at the end of the Reporting Period across all regions for 2018 and 2019. While economic growth momentum slowed toward the end of the Reporting Period, we still expect the expansion to continue. We believe the divergence in economic growth between major economies, seen during the Reporting Period, is largely behind us, and we expect growth gaps to stabilize, followed by a likely turn toward a convergence later.

We remained particularly positive on Japan at the end of the Reporting Period. We believe the fundamentals for corporations were strong in Japan. In turn, it is our opinion that strong corporate fundamentals and historically high cash levels may well lead to rising shareholder returns. Corporate reform in Japan has resulted in better decision-making, in our view, and continued structural reforms could unlock more value. Japan’s return on equity gap to the world appeared to be closing, and corporations have started to focus more on share buybacks and dividends. We believe sales growth could be driven by stable global demand, rising capital expenditures and an improving domestic economy, while net margins could rise further, driven by strong fundamentals, better management focus and productivity gains. Meanwhile, we considered valuations on Japanese equities to be attractive on both a price-to-earnings and price-to-book basis relative to other developed market equities at the end of the Reporting Period.

Overall, at the end of the Reporting Period, our focus remained on seeking alpha opportunities through fundamental, bottom-up security selection. (Alpha, often considered the active return on an investment, gauges the performance of an investment against a market index used as a benchmark, since market indices are often considered to represent the market’s movement as a whole. The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.) We believe active managers should have the greatest ability to respond to potential changes in the post-monetary world, and value generated through active management may well become an increasingly important contributor to returns. As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

Please note that effective after the close of business on September 28, 2018, the telecommunications services sector was renamed the communication services sector and was broadened to include certain companies from the information technology and consumer discretionary sectors that facilitate communication and offer related content and information through various media. These changes will be implemented in the MSCI Equity Indexes in one step as part of its November 2018 Semi-Annual Index Review.

Changes to the Funds’ Portfolio Management Team During the Reporting Period

Suneil Mahindru, chief investment officer of International Developed Equity and co-portfolio manager for Goldman Sachs International Equity ESG Fund and Goldman Sachs International Equity Income Fund, decided to leave the firm after 25 years. In mid-August 2018, he relocated back to London to be with his family. Before he left, he transitioned his portfolio management responsibilities. Alexis Deladerriere continues to manage both of these Funds and has also become head of International Developed Markets Equity. Alexis continues to be supported by our team of experienced global research analysts in his new role. Also, Abhishek Periwal became a portfolio manager for both of these Funds.

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PORTFOLIO RESULTS

Goldman Sachs International Equity ESG Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Effective after the close of business on February 27, 2018, Goldman Sachs Focused International Equity Fund was re-named Goldman Sachs International Equity ESG Fund (the “Fund”) and its principal investment strategy changed. Below, the Goldman Sachs Global Equity Team discusses the Fund’s performance and positioning for the 12-month period ended October 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor and R6 Shares generated average annual total returns, without sales charges, of -9.11%, -9.79%, -8.76%, -9.14%, -8.92% and -8.74%, respectively. These returns compare to the -6.85% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (Net, USD, Unhedged) (the “MSCI EAFE Index”), during the same period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P shares generated a cumulative total return of -12.52%. This return compares to the -9.73% cumulative total return of the MSCI EAFE Index during the same period.

Q	What changes were made to the Fund’s strategy during the Reporting Period?

A	Effective after the close of business on February 27, 2018, the Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowing for investment purposes (measured at the time of purchase) in a diversified portfolio of equity investments of non-U.S. issuers that we believe adhere to the Fund’s environmental, social and governance (“ESG”) criteria. Such equity investments may include exchange-traded funds, futures and other instruments with similar economic exposures. The Fund intends to have investments economically tied to at least three countries, not including the U.S., and may invest in the securities of issuers in emerging market countries.

The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-50 companies that we consider to be positioned for long-term capital appreciation. The Fund’s ESG criteria are generally designed to exclude companies with weak corporate governance, and/or companies that are involved in, and/or derive significant revenue from, certain industries or product lines, including:

∎	gambling,
∎	alcohol,
∎	tobacco,
∎	coal, and
∎	weapons.

Once we determine that an issuer meets the Fund’s ESG criteria, we conduct a supplemental analysis of individual companies’ corporate governance factors and a range of environmental and social factors that may vary by sector. This supplemental analysis will be conducted alongside traditional fundamental, bottom-up financial analysis of individual companies, using traditional fundamental metrics. We engage in active dialogues with company management teams to further inform investment decision-making and to foster best corporate governance practices using our fundamental and ESG analysis. In addition, we seek to avoid what we believe to be structurally unattractive market segments.

We may sell holdings for several reasons, including, among others, changes in a company’s fundamentals or earnings, a company no longer meeting the Fund’s ESG criteria, or a company otherwise failing to conform to our investment philosophy.

The Fund expects to invest a substantial portion of its assets in the securities of issuers located in the developed countries of Western Europe and in Japan, but may also invest in securities of issuers located in emerging market countries. From time to time, the Fund’s investments in a particular developed country may exceed 25% of its investment portfolio.

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PORTFOLIO RESULTS

The Fund may also invest up to 20% of its Net Assets in equity investments that may not may not adhere to the Fund’s ESG criteria and in fixed income securities, such as government, corporate and bank debt obligations.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund underperformed the MSCI EAFE Index during the Reporting Period, attributable primarily to individual stock selection. Country allocation and sector allocation contributed positively, albeit modestly, during the Reporting Period.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the biggest detractors from Fund performance relative to the MSCI EAFE Index during the Reporting Period were Bayer, GEA Group and BNP Paribas.

German pharmaceutical and life sciences company Bayer was a top detractor from the Fund’s relative results during the Reporting Period. Early in the Reporting Period, its stock underperformed the MSCI EAFE Index following weaker sales in its pharmaceutical and consumer divisions and on skepticism around the higher special charges related to the Monsanto acquisition. However, the most recent approval of the Monsanto acquisition by the European Union commission gave further impetus to a deal that we believe may well prove to be good for Bayer both financially and strategically in the long term. Additionally, Bayer management’s initial guidance for the calendar year 2018 was disappointing. Most of the news could be attributed to the negative currency impacts and a one-off effect of a manufacturing issue at its German plant following a warning letter from the U.S. Food and Drug Administration. We believed the company’s management was fully dedicated to addressing these issues diligently and, aside from some temporary supply limitations, this incident should not have a major effect on its mature product pipeline. Still, as a result of the Fund’s restructuring, we sold out of the Fund’s position in the stock.

GEA Group is a German manufacturer of industrial machinery and process technology. Its stock was weak during the Reporting Period, affected by mis-execution of a number of orders that resulted in management changes within the company. We reviewed the Fund’s position in the company and actively engaged with its management to understand the implications of its recent changes. By the end of the Reporting Period, we opted to sell the Fund’s position in the stock.

BNP Paribas is a France-based company engaged in the financial industry, providing banking and financial services. Its shares were affected by slower than consensus expected economic growth in its own domestic market of France. Also, its exposure to Italy and Turkey was a drag on its performance and on investment sentiment toward the company. Further, its third quarter 2018 results were slightly weaker than market expected. Also, banks overall had performed poorly relative to the MSCI EAFE Index during the Reporting Period due to weaker European macroeconomic development. We did add to the Fund’s position in BNP Paribas in May 2018 after a significant pullback amidst Italian political risk. At the end of the Reporting Period, we had conviction in its management’s execution capability, and, with some help from the broader economy, we expect the stock to perform well going forward.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among the greatest contributors to Fund performance relative to the MSCI EAFE Index during the Reporting Period were UBM, DBS Group Holdings and Royal Dutch Shell.

UBM, an out-of-MSCI EAFE Index holding, is a global business-to-business events organizer headquartered in the U.K. For its fiscal year 2017, UBM posted earnings and earnings before interest, taxes, depreciation and amortization that beat consensus expectations. Its organic growth was also positive and exceeded consensus expectations. In January 2018, Informa made a cash/equity offer to acquire UBM at a 30% premium, which boosted the stock’s performance. UBM shareholders would own a 34.5% stake in the combined entity. The transaction successfully closed in June 2018. As we saw limited remaining upside potential following its strong performance, we opted to sell the Fund’s position in UBM to lock in gains.

DBS Group Holdings is a multinational banking and financial services corporation headquartered in Singapore. DBS Group Holdings had excess capital, and it distributed that capital as a one-time special dividend during the fourth quarter of 2017. It also announced dividend growth in line with earnings growth. Further, its margin expansion and loan growth improved during the Reporting Period, and its stock beat consensus expectations on earnings for the first quarter

6

PORTFOLIO RESULTS

of 2018 in part due to higher fee income. At the end of the Reporting Period, we remained optimistic on the stock and only trimmed opportunistically, as we felt comfortable with DBS Group Holdings’ fundamentals and valuation.

Royal Dutch Shell, a U.K.-based energy company, contributed positively to the Fund’s results, posting strong performance in line with most oil stocks. During the Reporting Period, the highest level of oil prices since 2014, increasing demand and a weaker British pound helped set a positive tone for the stock. At the end of the Reporting Period, we continued to like the company, as, in our view, it has successfully demonstrated its ability to accelerate its free cash flow conversion and rapidly pay down its debt, enabling it to continue paying a sizable cash dividend.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that detracted most from the Fund’s relative results during the Reporting Period were health care, industrials and energy, each hurt by weak stock selection. Having an underweight to energy, which notably outpaced the MSCI EAFE Index during the Reporting Period, also hurt.

The sectors that contributed most positively to the Fund’s performance relative to the MSCI EAFE Index during the Reporting Period were consumer discretionary, consumer staples and information technology, each due primarily to effective stock selection.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI EAFE Index. This effect may be even more pronounced in a concentrated portfolio or in countries that represent only a modest proportion of the MSCI EAFE Index.

That said, the countries that detracted most from the Fund’s performance during the Reporting Period were Germany, France and Switzerland, where stock selection overall hurt. Having an underweighted allocation to Switzerland, which outpaced the MSCI EAFE Index during the Reporting Period, also dampened relative results. Conversely, effective stock selection and allocation positioning in the U.K. and strong stock selection in Japan and Spain boosted the Fund’s relative returns most.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In changing the Fund’s principal investment strategy effective after the close of business on February 27, 2018, we bought and sold a larger number of stocks during the Reporting Period than the portfolio turnover rate we expect to have in the Fund going forward.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or regional, country, sector or industry bets. We seek to outpace the MSCI EAFE Index by overweighting stocks that we expect to outperform and underweighting those we think may lag. Consequently, changes in the Fund’s sector or country weightings are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to consumer discretionary, information technology and financials increased relative to the MSCI EAFE Index during the Reporting Period, while its relative exposure to health care, energy and consumer staples decreased.

From a country perspective, the Fund’s exposure to the U.K., Spain, the Netherlands and New Zealand increased relative to the MSCI EAFE Index, while its relative exposure to France, Italy, Australia and Germany decreased during the Reporting Period. The Fund also established a position in Taiwan, which is not a constituent of the MSCI EAFE Index.

Q	How was the Fund positioned relative to the MSCI EAFE Index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund had more exposure to the U.K., France, Spain, Denmark and Ireland and less exposure to Germany, Switzerland and Japan relative to the MSCI EAFE Index. At the end of the Reporting Period, the Fund held a neutral position relative to the MSCI EAFE Index in New Zealand, Singapore, Italy, the Netherlands and Sweden and held no exposure to the remaining components of the MSCI EAFE Index. The Fund

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PORTFOLIO RESULTS

also had a position in Taiwan, which is not a constituent of the MSCI EAFE Index.

From a sector allocation perspective, the Fund had overweight positions relative to the MSCI EAFE Index in industrials, health care, information technology, real estate and communication services at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI EAFE Index in consumer staples and energy and was rather neutrally weighted compared to the MSCI EAFE Index in financials and consumer discretionary. The Fund had no exposure to the utilities and materials sectors at the end of the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

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FUND BASICS

International Equity ESG Fund

as of October 31, 2018

PERFORMANCE REVIEW
November 1, 2017–October 31, 2018	Fund Total Return (based on NAV)[1]	MSCI® EAFE Index[2]
Class A	-9.11%	-6.85%
Class C	-9.79	-6.85
Institutional	-8.76	-6.85
Service	-9.14	-6.85
Investor	-8.92	-6.85
Class R6	-8.74	-6.85

April 16, 2018–October 31, 2018 Class P	-12.52%	-9.73%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® EAFE Index is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI® EAFE Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI® Inc. uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI® EAFE Index is unmanaged and the figures for the MSCI® EAFE Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-3.83%	0.81%	3.55%	4.36%	12/1/92
Class C	0.05	1.20	3.36	1.98	8/15/97
Institutional	2.22	2.37	4.56	4.24	2/7/96
Service	1.76	1.86	4.04	3.65	3/6/96
Investor	2.06	2.22	N/A	5.97	8/31/10
Class P	N/A	N/A	N/A	-3.93	4/16/18
Class R6	2.18	N/A	N/A	11.40	2/26/16

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.29%	1.46%
Class C	2.04	2.21
Institutional	0.90	1.07
Service	1.40	1.57
Investor	1.04	1.21
Class P	0.89	1.06
Class R6	0.89	1.06

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/18[5,6]
Holding	% of Net Assets	Line of Business	Country
Shire plc	5.2%	Pharmaceuticals, Biotechnology & Life Sciences	United States
Novo Nordisk A/S Class B	4.3	Pharmaceuticals, Biotechnology & Life Sciences	Denmark
Reckitt Benckiser Group plc	4.3	Household & Personal Products	United Kingdom
Klepierre SA	4.1	Real Estate	France
BNP Paribas SA	4.0	Banks	France
Hoya Corp.	3.8	Health Care Equipment & Services	Japan
Rentokil Initial plc	3.8	Commercial & Professional Services	United Kingdom
Compass Group plc	3.8	Consumer Services	United Kingdom
Industria de Diseno Textil SA	3.4	Retailing	Spain
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	3.4	Semiconductors & Semiconductor Equipment	Taiwan

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

[6]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 10.5% of the Fund’s net assets as of 10/31/18.

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FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of October 31, 2018

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 6.7% of the Fund’s net assets at October 31, 2018. Figures in the above graph may not sum to 100% due to rounding.

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GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Performance Summary

October 31, 2018

The following graph shows the value, as of October 31, 2018, of a $1,000,000 investment made on November 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Index (Net, USD, Unhedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class P and Class R6 Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Equity ESG Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2008 through October 31, 2018.

Average Annual Total Return through October 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced December 1, 1992)
Excluding sales charges	-9.11%	-0.50%	5.65%	4.20%
Including sales charges	-14.11%	-1.61%	5.06%	3.97%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	-9.79%	-1.24%	4.87%	1.52%
Including contingent deferred sales charges	-10.69%	-1.24%	4.87%	1.52%

Institutional (Commenced February 7, 1996)	-8.76%	-0.11%	6.07%	3.80%

Service (Commenced March 6, 1996)	-9.14%	-0.60%	5.55%	3.21%

Investor (Commenced August 31, 2010)	-8.92%	-0.26%	N/A	4.69%

Class P (Commenced April 16, 2018)	N/A	N/A	N/A	-12.52%*

Class R6 (Commenced February 26, 2016)	-8.74%	N/A	N/A	7.21%

*	Total return for periods of less than one year represents cumulative total return.

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PORTFOLIO RESULTS

Goldman Sachs International Equity Income Fund

Investment Objective

The Fund seeks long-term capital appreciation and growth of income.

Portfolio Management Discussion and Analysis

Effective after the close of business on February 27, 2018, Goldman Sachs Strategic International Equity Fund was re-named Goldman Sachs International Equity Income Fund (the “Fund”) and its investment objective and principal investment strategy were changed. Below, the Goldman Sachs Global Equity Team discusses the Fund’s performance and positioning for the 12-month period ended October 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 Shares generated average annual total returns, without sales charges, of -6.98%, -7.59%, -6.59%, -6.74%, -7.19% and -6.62%, respectively. These returns compare to the -6.85% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (Net, USD, Unhedged) (the “MSCI EAFE Index”), during the same period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P shares generated a cumulative total return of -10.76%. This return compares to the -9.73 % cumulative total return of the MSCI EAFE Index during the same period.

Q	What changes were made to the Fund’s investment objective and strategy during the Reporting Period?

A	Effective after the close of business on February 27, 2018, the Fund’s investment objective changed from seeking long-term growth of capital to seeking long-term capital appreciation and growth of income. Effective the same date, the Fund seeks to achieve this investment objective by investing in the stocks of companies within developed and emerging countries around the world, outside of the U.S. The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a diversified portfolio of equity investments of dividend-paying non-U.S. issuers. Such equity investments may include exchange-traded funds, futures and other instruments with similar economic exposures. The Fund intends to have investments economically tied to at least three countries, not including the U.S., and may invest in the securities of issuers in emerging market countries. The Fund’s investments are selected using a strong valuation discipline to purchase what we believe are well positioned, cash-generating businesses run by shareholder-oriented management team. The Fund may also invest up to 20% of its net assets in fixed income securities, such as government, corporate and bank debt obligations. The Fund’s benchmark did not change.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Though posting negative absolute returns, several of the Fund’s share classes modestly outperformed the MSCI EAFE Index during the Reporting Period, attributable primarily to individual stock selection. Country and sector allocation also contributed positively, albeit modestly.

Q	What were some of the Fund’s best-performing individual stocks?

A	Among the greatest contributors to Fund performance relative to the MSCI EAFE Index during the Reporting Period were DBS Group Holdings, UBM and Nidec.

DBS Group Holdings is a multinational banking and financial services corporation headquartered in Singapore. DBS Group Holdings had excess capital, and it distributed that capital as a one-time special dividend during the fourth quarter of 2017. It also announced dividend growth in line with earnings growth. Further, its margin expansion and loan growth improved during the Reporting Period, and its stock beat consensus expectations on earnings for the first quarter of 2018 in part due to higher fee income.

UBM, an out-of-MSCI EAFE Index holding, is a global business-to-business events organizer headquartered in the U.K. For its fiscal year 2017, UBM posted earnings and earnings before interest, taxes, depreciation and amortization that beat consensus expectations. Its organic growth was also

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PORTFOLIO RESULTS

positive and exceeded consensus expectations. In January 2018, Informa made a cash/equity offer to acquire UBM at a 30% premium, which boosted the stock’s performance. UBM shareholders would own a 34.5% stake in the combined entity. The transaction successfully closed in June 2018.

Nidec is a Japanese manufacturer of precision and industrial-use motors. It performed well during the Reporting Period on the back of heightened demand expectations for its assisted driving/electric vehicles-related motors as well as on the faster than market expected progress of the post-merger integration of its recently acquired Emerson Motor-Drive business. In early December 2017, Nidec formed its first joint venture of electric vehicle motors with an automotive manufacturer, PSA Group, which boosted the confidence of the long-term growth trajectory of its electric vehicle motor business and of the future earnings prospects for the company. Led by Europe and China, the drive toward increased automation and energy efficiency has been gaining pace within the transportation and logistics industry, factories and household appliances, which could potentially boost the growth potential for Nidec’s power electronics and medium-sized motors, in our view.

As a result of the Fund’s restructuring during the first quarter of 2018, we sold the Fund’s positions in each of these stocks during the Reporting Period.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the biggest detractors from Fund performance relative to the MSCI EAFE Index during the Reporting Period were Bayer, Novo Nordisk and Hoya.

German pharmaceutical and life sciences company Bayer was a top detractor from the Fund’s relative results during the Reporting Period. Early in the Reporting Period, its stock underperformed the MSCI EAFE Index following weaker sales in its pharmaceutical and consumer divisions and on skepticism around the higher special charges related to the Monsanto acquisition. However, the most recent approval of the Monsanto acquisition by the European Union commission gave further impetus to a deal that we believe may well prove to be good for Bayer both financially and strategically in the long term. Additionally, Bayer management’s initial guidance for the calendar year 2018 was disappointing. Most of the news could be attributed to the negative currency impacts and a one-off effect of a manufacturing issue at its German plant following a warning letter from the U.S. Food and Drug Administration. We believed the company’s management was fully dedicated to addressing these issues diligently and, aside from some temporary supply limitations, this incident should not have a major effect on its mature product pipeline. Still, as a result of the Fund’s restructuring, we sold out of the Fund’s position in the stock.

Novo Nordisk is a multinational pharmaceutical company headquartered in Denmark. Novo Nordisk underperformed the broader European Union pharmaceuticals sector following the mid-February 2018 headlines about its oral semaglutide (the first oral treatment for diabetes) phase three trials, a reaction we believe was unwarranted. We believe Novo Nordisk’s share price decline was driven by three major factors. First investor confusion around the statistical analysis used in the headline trial data. Second, a perception that the catalyst has passed. We believe these concerns are unwarranted given that further key oral semaglutide data was due during the second quarter of 2018 that could confirm its profile at the top end of market expectations. Third, currency concerns. After the significant share price decline Novo Nordisk experienced during the Reporting Period and the opportunity we had to discuss the issues with company management, we continued to believe at the end of the Reporting Period that the company should be able to gain market share through its strong franchise and upcoming pipeline.

Hoya is a Japanese company that engages in the manufacture and sale of imaging products, electronics and medical-related equipment. Its share price declined due to investor concerns about the business environment for hard disk drive substrate, or underlying layers. As a result of the Fund’s restructuring during the first quarter of 2018, we sold the Fund’s position in Hoya during the Reporting Period.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most to the Fund’s performance relative to the MSCI EAFE Index were financials, consumer discretionary and information technology. Stock selection in all three sectors proved effective during the Reporting Period. Having an underweighted allocation to consumer discretionary, which underperformed the MSCI EAFE Index during the Reporting Period, also helped.

The sectors that detracted from the Fund’s results most during the Reporting Period were telecommunication services, health care and consumer staples, where weak stock selection in each hurt.

14

PORTFOLIO RESULTS

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI EAFE Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI EAFE Index.

That said, effective stock selection and allocation positioning in Switzerland and strong stock selection in Spain and Singapore contributed most positively to the Fund’s results relative to the MSCI EAFE Index during the Reporting Period. Conversely, the countries that detracted most from the Fund’s relative performance were the Netherlands, France and Belgium, where stock selection overall hurt.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not use derivatives or similar instruments.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In changing the Fund’s principal investment strategy effective after the close of business on February 27, 2018, we bought and sold a larger number of stocks during the Reporting Period than the portfolio turnover rate we expect to have in the Fund going forward.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or regional, country, sector or industry bets. We seek to outpace the MSCI EAFE Index by overweighting stocks that we expect to outperform and underweighting those we think may lag. Consequently, changes in its sector or country weightings are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to health care, utilities, real estate and financials increased relative to the MSCI EAFE Index during the Reporting Period, while its relative exposure to consumer staples, information technology, consumer discretionary and materials decreased.

From a country perspective, the Fund’s exposure to the U.K., Spain, Switzerland and the Netherlands increased relative to the MSCI EAFE Index, while its relative exposure to Italy, Portugal, Ireland, Belgium, Hong Kong, Germany and Japan decreased during the Reporting Period. The Fund also established a position in Taiwan, which is not a constituent of the MSCI EAFE Index.

Q	How was the Fund positioned relative to the MSCI EAFE Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to the U.K., Spain, Switzerland, the Netherlands, Denmark and Italy relative to the MSCI EAFE Index and less exposure to Japan, Germany and Australia relative to the MSCI EAFE Index. At the end of the Reporting Period, the Fund held neutral positions relative to the MSCI EAFE Index in France, Singapore and Sweden and had no exposure to several other components of the MSCI EAFE Index, including Portugal, New Zealand, Austria, Ireland, Israel, Norway, Belgium, Finland and Hong Kong. The Fund also held a position in Taiwan, which is not a component of the MSCI EAFE Index.

From a sector allocation perspective, the Fund had overweight positions relative to the MSCI EAFE Index in real estate, health care, utilities, financials, industrials and telecommunication services at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI EAFE Index in consumer discretionary, materials, information technology and consumer staples and a rather neutral position relative to the MSCI EAFE Index in energy.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

15

FUND BASICS

International Equity Income Fund

as of October 31, 2018

PERFORMANCE REVIEW
November 1, 2017–October 31, 2018	Fund Total Return (based on NAV)[1]	MSCI® EAFE Index[2]
Class A	-6.98%	-6.85%
Class C	-7.59	-6.85
Institutional	-6.59	-6.85
Investor	-6.74	-6.85
Class R	-7.19	-6.85
Class R6	-6.62	-6.85

April 16, 2018–October 31, 2018
Class P	-10.76%	-9.73%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® EAFE Index is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI® EAFE Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI® Inc. uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI® EAFE Index is unmanaged and the figures for the MSCI® EAFE Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-5.78%	1.68%	3.71%	0.22%	6/25/07
Class C	-1.99	2.08	3.52	-0.03	6/25/07
Institutional	0.12	3.25	4.68	1.11	6/25/07
Investor	-0.07	3.10	4.60	0.35	11/30/07
Class P	N/A	N/A	N/A	-5.36	4/16/18
Class R	-0.53	2.57	4.03	-0.19	11/30/07
Class R6	0.15	N/A	N/A	10.65	2/26/16

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

16

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.24%	1.83%
Class C	1.99	2.58
Institutional	0.85	1.44
Investor	0.99	1.58
Class P	0.84	1.43
Class R	1.49	2.08
Class R6	0.84	1.43

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/18[5]
Holding	% of Net Assets	Line of Business	Country
Royal Dutch Shell plc Class A	4.6%	Energy	Netherlands
HSBC Holdings plc	3.8	Banks	United Kingdom
Rio Tinto plc	3.7	Materials	Australia
Takeda Pharmaceutical Co. Ltd.	3.6	Pharmaceuticals, Biotechnology & Life Sciences	Japan
Iberdrola SA	3.5	Utilities	Spain
Novo Nordisk A/S Class B	3.4	Pharmaceuticals, Biotechnology & Life Sciences	Denmark
British American Tobacco plc	3.4	Food, Beverage & Tobacco	United Kingdom
Zurich Insurance Group AG	3.4	Insurance	Switzerland
Taiwan Semiconductor Manufacturing Co. Ltd.	3.2	Semiconductors & Semiconductor Equipment	Taiwan
Vinci SA	3.2	Capital Goods	France

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

17

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.0% of the Fund’s net assets at October 31, 2018. Figures in the above graph may not sum to 100% due to rounding.

18

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Performance Summary

October 31, 2018

The following graph shows the value, as of October 31, 2018, of a $1,000,000 investment made on November 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Index (Net, USD, Unhedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class P, Class R and Class R6 Shares will vary from that of Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Equity Income Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2008 through October 31, 2018.

Average Annual Total Return through October 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced June 25, 2007)
Excluding sales charges	-6.98%	0.97%	6.16%	0.19%
Including sales charges	-12.07%	-0.16%	5.57%	-0.31%

Class C (Commenced June 25, 2007)
Excluding contingent deferred sales charges	-7.59%	0.24%	5.37%	-0.55%
Including contingent deferred sales charges	-8.51%	0.24%	5.37%	-0.55%

Institutional (Commenced June 25, 2007)	-6.59%	1.38%	6.57%	0.58%

Investor (Commenced November 30, 2007)	-6.74%	1.25%	6.48%	-0.19%

Class P (Commenced April 16, 2018)	N/A	N/A	N/A	-10.76%*

Class R (Commenced November 30, 2007)	-7.19%	0.73%	5.89%	-0.73%

Class R6 (Commenced February 26, 2016)	-6.62%	N/A	N/A	7.90%

*	Total return for periods of less than one year represents cumulative total return.

19

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Schedule of Investments

October 31, 2018

Shares	Description	Value
Common Stocks – 94.3%
Denmark – 4.4%
147,623	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	$6,375,329

France – 14.3%
112,284	BNP Paribas SA (Banks)	5,851,572
176,437	Klepierre SA (REIT)	5,978,998
53,051	Publicis Groupe SA (Media & Entertainment)	3,070,959
213,181	Rexel SA (Capital Goods)	2,717,486
38,250	Vinci SA (Capital Goods)(a)	3,404,226

		21,023,241

Germany – 2.0%
144,505	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	2,895,431

Ireland – 1.8%
374,727	Bank of Ireland Group plc (Banks)	2,645,345

Italy – 2.7%
304,985	UniCredit SpA (Banks)	3,899,282

Japan – 20.0%
99,300	Hoya Corp. (Health Care Equipment & Services)	5,617,977
348,300	Isuzu Motors Ltd. (Automobiles & Components)	4,566,404
6,400	Keyence Corp. (Technology Hardware & Equipment)	3,126,527
198,500	Mitsubishi Estate Co. Ltd. (Real Estate)	3,172,387
35,800	Nidec Corp. (Capital Goods)	4,598,327
219,400	ORIX Corp. (Diversified Financials)	3,574,246
122,400	Sumitomo Mitsui Financial Group, Inc. (Banks)	4,765,656

		29,421,524

Netherlands – 6.1%
122,093	Aalberts Industries NV (Capital Goods)	4,475,696
138,553	Royal Dutch Shell plc Class A (Energy)	4,414,037

		8,889,733

New Zealand – 1.1%
235,989	a2 Milk Co. Ltd. (Food, Beverage & Tobacco)*(a)	1,639,088

Singapore – 1.8%
158,080	DBS Group Holdings Ltd. (Banks)	2,682,211

Spain – 6.2%
164,997	Cellnex Telecom SA (Telecommunication Services)(b)	4,104,512
177,081	Industria de Diseno Textil SA (Retailing)(a)	4,990,975

		9,095,487

Common Stocks – (continued)
Sweden – 2.0%
149,885	Assa Abloy AB Class B (Capital Goods)	2,981,327

Switzerland – 3.1%
342,131	Credit Suisse Group AG (Registered) (Diversified Financials)*	4,472,907

Taiwan – 3.4%
130,823	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	4,984,356

United Kingdom – 17.3%
419,696	BTG plc (Pharmaceuticals, Biotechnology & Life Sciences)*	2,956,480
283,491	Compass Group plc (Consumer Services)	5,575,930
279,207	Informa plc (Media & Entertainment)	2,547,925
77,753	Reckitt Benckiser Group plc (Household & Personal Products)	6,287,427
1,383,895	Rentokil Initial plc (Commercial & Professional Services)	5,580,740
1,332,247	Vodafone Group plc (Telecommunication Services)	2,505,341

		25,453,843

United States – 8.1%
63,049	Ferguson plc (Capital Goods)	4,250,734
127,397	Shire plc (Pharmaceuticals, Biotechnology & Life Sciences)	7,688,529

		11,939,263

TOTAL COMMON STOCKS
(Cost $156,355,209)		$138,398,367

Shares	Dividend Rate	Value
Investment Company(c) – 3.8%
Goldman Sachs Financial Square Government Fund – Institutional Shares
5,551,407	2.102%	$5,551,407
(Cost $5,551,407)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $161,906,616)		$143,949,774

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Shares	Dividend Rate	Value
Securities Lending Reinvestment Vehicle (c) – 6.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
9,909,535	2.102%	$9,909,535
(Cost $9,909,535)

TOTAL INVESTMENTS – 104.8%
(Cost $171,816,151)		$153,859,309

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.8)%		(7,029,141)

NET ASSETS – 100.0%		$146,830,168

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,104,512, which represents approximately 2.8% of net assets as of October 31, 2018. The liquidity determination is unaudited.
(c)	Represents an Affiliated Issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Schedule of Investments

October 31, 2018

Shares	Description	Value
Common Stocks – 96.4%
Australia – 5.5%
38,932	Rio Tinto plc (Materials)	$1,890,179
209,957	Sydney Airport (Transportation)	959,623

		2,849,802

Denmark – 3.4%
40,716	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	1,758,384

France – 12.0%
7,048	Gecina SA (REIT)	1,033,680
46,776	Klepierre SA (REIT)	1,585,119
15,511	Publicis Groupe SA (Media & Entertainment)(a)	897,884
14,375	Schneider Electric SE (Capital Goods)	1,039,472
18,301	Vinci SA (Capital Goods)	1,628,777

		6,184,932

Germany – 3.0%
33,140	Vonovia SE (Real Estate)	1,514,382

Italy – 3.5%
39,682	Atlantia SpA (Transportation)	797,365
208,429	Enel SpA (Utilities)	1,021,941

		1,819,306

Japan – 5.6%
27,000	Sumitomo Mitsui Financial Group, Inc. (Banks)	1,051,248
44,600	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,849,096

		2,900,344

Netherlands – 10.1%
102,962	ING Groep NV (Banks)	1,218,143
612,150	Koninklijke KPN NV (Telecommunication Services)	1,615,174
74,893	Royal Dutch Shell plc Class A (Energy)	2,385,949

		5,219,266

Singapore – 2.1%
218,300	Singapore Exchange Ltd. (Diversified Financials)	1,079,884

Spain – 8.7%
74,469	Ferrovial SA (Capital Goods)	1,490,946
255,668	Iberdrola SA (Utilities)	1,809,061
42,641	Industria de Diseno Textil SA (Retailing)	1,201,824

		4,501,831

Sweden – 2.2%
48,876	Swedbank AB Class A (Banks)	1,099,444

Switzerland – 13.7%
50,501	ABB Ltd. (Registered) (Capital Goods)	1,016,158
18,100	Nestle SA (Registered) (Food, Beverage & Tobacco)	1,528,058

Common Stocks – (continued)
Switzerland – (continued)
18,335	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,605,639
84,463	UBS Group AG (Registered) (Diversified Financials)*	1,180,550
5,585	Zurich Insurance Group AG (Insurance)*	1,734,039

		7,064,444

Taiwan – 3.2%
222,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,666,639

United Kingdom – 21.4%
16,320	AstraZeneca plc (Pharmaceuticals, Biotechnology & Life Sciences)	1,248,311
266,637	Aviva plc (Insurance)	1,457,142
155,888	BP plc (Energy)	1,126,091
40,375	British American Tobacco plc (Food, Beverage & Tobacco)	1,750,267
56,234	GlaxoSmithKline plc (Pharmaceuticals, Biotechnology & Life Sciences)	1,089,127
237,390	HSBC Holdings plc (Banks)	1,953,625
28,179	Unilever plc (Household & Personal Products)	1,492,631
497,648	Vodafone Group plc (Telecommunication Services)	935,846

		11,053,040

United States – 2.0%
15,269	Ferguson plc (Capital Goods)	1,029,429

TOTAL COMMON STOCKS
(Cost $56,049,834)		$49,741,127

Shares	Dividend Rate	Value
Investment Company(b) – 1.2%
Goldman Sachs Financial Square Government Fund – Institutional Shares
633,777	2.102%	$633,777
(Cost $ $633,777)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $56,683,611)		$50,374,904

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Shares	Dividend Rate	Value
Securities Lending Reinvestment Vehicle(b) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
61	2.102%	$61
(Cost $61)

TOTAL INVESTMENTS – 97.6%
(Cost $56,683,672)		$50,374,965

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.4%		1,239,844

NET ASSETS – 100.0%		$51,614,809

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an Affiliated Issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Assets and Liabilities

October 31, 2018

	International Equity ESG Fund	International Equity Income Fund
Assets:
Investments in unaffiliated issuers, at value (cost $156,355,209 and $56,049,834)(a)	$138,398,367	$49,741,127
Investments in affiliated issuers, at value (cost $5,551,407 and $633,777)	5,551,407	633,777
Investments in affiliated securities lending reinvestment vehicle, at value (cost $9,909,535 and $61)	9,909,535	61
Cash	2,166,731	763,165
Foreign currencies, at value (cost $11,882 and $88,238)	10,595	85,710
Receivables:
Foreign tax reclaims	625,418	291,567
Dividends	404,097	121,995
Reimbursement from investment adviser	48,912	43,954
Fund shares sold	1,777	302
Securities lending income	823	59
Other assets	58,065	53,703
Total assets	157,175,727	51,735,420

Liabilities:
Payables:
Payable upon return of securities loaned	9,909,535	61
Fund shares redeemed	228,641	2,224
Management fees	109,786	35,665
Distribution and Service fees and Transfer Agency fees	26,378	8,611
Accrued expenses	71,219	74,050
Total liabilities	10,345,559	120,611

Net Assets:
Paid-in capital	180,360,363	51,768,345
Total distributable loss	(33,530,195)	(153,536)
NET ASSETS	$146,830,168	$51,614,809
Net Assets:
Class A	$34,602,292	$15,844,434
Class C	9,985,279	1,673,450
Institutional	6,835,357	2,665,938
Service	3,517	—
Investor	420,824	349,265
Class P	94,971,968	30,929,610
Class R	—	83,934
Class R6	10,931	68,178
Total Net Assets	$146,830,168	$51,614,809
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	1,935,539	1,195,681
Class C	605,629	140,919
Institutional	374,915	192,109
Service	188	—
Investor	23,116	26,363
Class P	5,210,005	2,231,461
Class R	—	6,301
Class R6	600	4,915
Net asset value, offering and redemption price per share:(b)
Class A	$17.88	$13.25
Class C	16.49	11.88
Institutional	18.23	13.88
Service	18.70	—
Investor	18.20	13.25
Class P	18.23	13.86
Class R	—	13.32
Class R6	18.23	13.87

(a)	Includes loaned securities having a market value of $9,377,919 and $58 for the International Equity ESG and International Equity Income Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the International Equity ESG and International Equity Income Funds is $18.92 and $14.02, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2018

	International Equity ESG Fund	International Equity Income Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $375,393 and $210,461)	$4,165,368	$2,271,952
Securities lending income — affiliated issuer	83,973	26,731
Dividends — affiliated issuers	49,303	1,652
Total investment income	4,298,644	2,300,335

Expenses:
Management fees	1,606,441	492,951
Distribution and Service fees(a)	244,119	77,337
Professional fees	159,612	145,964
Transfer Agency fees(a)	141,389	52,734
Custody, accounting and administrative services	90,493	81,124
Printing and mailing costs	86,804	58,889
Registration fees	46,596	52,856
Trustee fees	16,723	16,419
Service share fees — Service and Shareholder Administration Plan	20	—
Other	41,705	38,057
Total expenses	2,433,902	1,016,331
Less — expense reductions	(516,348)	(385,645)
Net expenses	1,917,554	630,686
NET INVESTMENT INCOME	2,381,090	1,669,649

Realized and unrealized gain (loss):
Net realized gain from:
Investments — unaffiliated issuers	6,859,200	6,636,934
Foreign currency transactions	1,408	51,660
Net change in unrealized loss on:
Investments — unaffiliated issuers	(23,499,036)	(11,970,513)
Foreign currency translation	(9,356)	(9,443)
Net realized and unrealized loss	(16,647,784)	(5,291,362)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(14,266,694)	$(3,621,713)

(a)	Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Service	Class P(b)	Class R	Class R6
International Equity ESG	$93,070	$151,049	$—	$67,010	$27,189	$34,307	$1,028	$—	$11,851	$—	$4
International Equity Income	42,911	34,181	245	30,896	6,153	12,450	694	—	2,432	88	21

(b)	Commenced operations on April 16, 2018.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets

	International Equity ESG Fund			International Equity Income Fund
	For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2017		For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2017
From operations:
Net investment income	$2,381,090	$2,197,593		$1,669,649	$939,157
Net realized gain (loss)	6,860,608	4,066,189		6,688,594	(766,283)
Net change in unrealized gain (loss)	(23,508,392)	38,112,475		(11,979,956)	12,721,416
Net increase (decrease) in net assets resulting from operations	(14,266,694)	44,376,257		(3,621,713)	12,894,290

Distributions to shareholders:
From distributable earnings:
Class A Shares	(483,063)	(1,011,348	)(a)	(311,580)	(351,087	)(a)
Class C Shares	(95,376)	(357,000	)(a)	(36,293)	(50,020	)(a)
Institutional Shares	(2,074,667)	(5,581,602	)(a)	(908,138)	(850,993	)(a)
Service Shares	(19)	—		—	—
Investor Shares(b)	(8,008)	(23,297	)(a)	(8,463)	(10,518	)(a)
Class P Shares(c)	—	—		(252)	—
Class R Shares	—	—		(710)	(360	)(a)
Class R6 Shares	(196)	(307	)(a)	(1,572)	(247	)(a)
Total distributions to shareholders	(2,661,329)	(6,973,554)		(1,267,008)	(1,263,225)

From share transactions:
Proceeds from sales of shares	127,208,672	64,107,733		38,702,151	8,646,134
Reinvestment of distributions	2,615,810	6,884,889		1,244,540	1,235,952
Cost of shares redeemed	(148,504,869)	(182,222,881)		(46,358,732)	(23,573,429)
Net decrease in net assets resulting from share transactions	(18,680,387)	(111,230,259)		(6,412,041)	(13,691,343)
TOTAL DECREASE	(35,608,410)	(73,827,556)		(11,300,762)	(2,060,278)

Net assets(d):
Beginning of year	182,438,578	256,266,134		62,915,571	64,975,849
End of year	$146,830,168	$182,438,578		$51,614,809	$62,915,571

(a)	Prior year information has been revised to conform to current year presentation. Distributions to shareholders for the International Equity ESG and International Equity Income Funds consisted solely of net investment income for the fiscal year ended October 31, 2017.
(b)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(c)	Commenced operations on April 16, 2018.
(d)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $2,152,508 and $718,619 for the International Equity ESG and International Equity Income Funds, respectively, as of October 31, 2017.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity ESG Fund
	Class A Shares
	Years Ended October 31,
	2018	2017	2016		2015	2014
Per Share Data
Net asset value, beginning of year	$19.92	$16.61	$17.98		$18.49	$20.00
Net investment income(a)	0.22	0.14	0.48	(b)	0.21	0.55	(c)
Net realized and unrealized gain (loss)	(2.01)	3.63	(1.65)		(0.16)	(1.99)
Total from investment operations	(1.79)	3.77	(1.17)		0.05	(1.44)
Distributions to shareholders from net investment income	(0.25)	(0.46)	(0.20)		(0.56)	(0.07)
Net asset value, end of year	$17.88	$19.92	$16.61		$17.98	$18.49
Total return(d)	(9.11)%	23.29%	(6.54)%		0.34%	(7.16)%
Net assets, end of year (in 000s)	$34,602	$38,330	$38,152		$48,772	$58,368
Ratio of net expenses to average net assets	1.29%	1.30%	1.30%		1.30%	1.33%
Ratio of total expenses to average net assets	1.58%	1.63%	1.62%		1.64%	1.63%
Ratio of net investment income to average net assets	1.11%	0.78%	2.86	%(b)	1.18%	2.78	%(c)
Portfolio turnover rate(e)	38%	116%	78%		105%	121%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from corporate actions which amounted to $0.28 per share and 1.63% of average net assets.
(c)	Reflects income recognized from a corporate action which amounted to $0.35 per share and 1.76% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity ESG Fund
	Class C Shares
	Years Ended October 31,
	2018	2017	2016		2015	2014
Per Share Data
Net asset value, beginning of year	$18.39	$15.37	$16.67		$17.18	$18.65
Net investment income(a)	0.07	0.02	0.32	(b)	0.08	0.36	(c)
Net realized and unrealized gain (loss)	(1.86)	3.35	(1.53)		(0.16)	(1.83)
Total from investment operations	(1.79)	3.37	(1.21)		(0.08)	(1.47)
Distributions to shareholders from net investment income	(0.11)	(0.35)	(0.09)		(0.43)	—
Net asset value, end of year	$16.49	$18.39	$15.37		$16.67	$17.18
Total return(d)	(9.79)%	22.40%	(7.27)%		(0.42)%	(7.83)%
Net assets, end of year (in 000s)	$9,985	$15,681	$15,577		$18,415	$18,247
Ratio of net expenses to average net assets	2.04%	2.05%	2.05%		2.05%	2.08%
Ratio of total expenses to average net assets	2.33%	2.37%	2.37%		2.39%	2.38%
Ratio of net investment income to average net assets	0.40%	0.12%	2.05	%(b)	0.44%	1.97	%(c)
Portfolio turnover rate(e)	38%	116%	78%		105%	121%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from corporate actions which amounted to $0.28 per share and 1.63% of average net assets.
(c)	Reflects income recognized from a corporate action which amounted to $0.35 per share and 1.76% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity ESG Fund
	Institutional Shares
	Years Ended October 31,
	2018	2017	2016		2015	2014
Per Share Data
Net asset value, beginning of year	$20.30	$16.93	$18.34		$18.86	$20.39
Net investment income(a)	0.40	0.22	0.47	(b)	0.29	0.64	(c)
Net realized and unrealized gain (loss)	(2.14)	3.69	(1.60)		(0.16)	(2.02)
Total from investment operations	(1.74)	3.91	(1.13)		0.13	(1.38)
Distributions to shareholders from net investment income	(0.33)	(0.54)	(0.28)		(0.65)	(0.15)
Net asset value, end of year	$18.23	$20.30	$16.93		$18.34	$18.86
Total return(d)	(8.76)%	23.78%	(6.21)%		0.74%	(6.79)%
Net assets, end of year (in 000s)	$6,835	$127,403	$201,746		$151,755	$170,954
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%		0.90%	0.93%
Ratio of total expenses to average net assets	1.17%	1.22%	1.21%		1.24%	1.23%
Ratio of net investment income to average net assets	1.94%	1.22%	2.76	%(b)	1.56%	3.17	%(c)
Portfolio turnover rate(e)	38%	116%	78%		105%	121%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from corporate actions which amounted to $0.28 per share and 1.63% of average net assets.
(c)	Reflects income recognized from a corporate action which amounted to $0.35 per share and 1.76% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity ESG Fund
	Service Shares
	Years Ended October 31,
	2018	2017	2016		2015	2014
Per Share Data
Net asset value, beginning of year	$20.68	$16.79	$18.05		$18.57	$20.08
Net investment income(a)	0.22	0.13	0.47	(b)	0.14	0.52	(c)
Net realized and unrealized gain (loss)	(2.10)	3.76	(1.67)		(0.11)	(1.98)
Total from investment operations	(1.88)	3.89	(1.20)		0.03	(1.46)
Distributions to shareholders from net investment income	(0.10)	—	(0.06)		(0.55)	(0.05)
Net asset value, end of year	$18.70	$20.68	$16.79		$18.05	$18.57
Total return(d)	(9.14)%	23.17%	(6.66)%		0.19%	(7.28)%
Net assets, end of year (in 000s)	$4	$4	$32		$37	$332
Ratio of net expenses to average net assets	1.34%	1.39%	1.41%		1.40%	1.43%
Ratio of total expenses to average net assets	1.58%	1.66%	1.72%		1.73%	1.73%
Ratio of net investment income to average net assets	1.07%	0.71%	2.77	%(b)	0.76%	2.62	%(c)
Portfolio turnover rate(e)	38%	116%	78%		105%	121%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from corporate actions which amounted to $0.28 per share and 1.63% of average net assets.
(c)	Reflects income recognized from a corporate action which amounted to $0.35 per share and 1.76% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity ESG Fund
	Investor Shares(a)
	Years Ended October 31,
	2018	2017	2016		2015	2014
Per Share Data
Net asset value, beginning of year	$20.23	$16.86	$18.25		$18.76	$20.29
Net investment income(b)	0.24	0.27	0.45	(c)	0.26	0.75	(d)
Net realized and unrealized gain (loss)	(2.02)	3.60	(1.60)		(0.17)	(2.14)
Total from investment operations	(1.78)	3.87	(1.15)		0.09	(1.39)
Distributions to shareholders from net investment income	(0.25)	(0.50)	(0.24)		(0.60)	(0.14)
Net asset value, end of year	$18.20	$20.23	$16.86		$18.25	$18.76
Total return(e)	(8.92)%	23.63%	(6.34)%		0.56%	(6.90)%
Net assets, end of year (in 000s)	$421	$1,009	$749		$1,268	$2,253
Ratio of net expenses to average net assets	1.04%	1.05%	1.05%		1.05%	1.07%
Ratio of total expenses to average net assets	1.34%	1.39%	1.36%		1.39%	1.38%
Ratio of net investment income to average net assets	1.20%	1.50%	2.62	%(c)	1.38%	3.73	%(d)
Portfolio turnover rate(f)	38%	116%	78%		105%	121%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from corporate actions which amounted to $0.28 per share and 1.63% of average net assets.
(d)	Reflects income recognized from a corporate action which amounted to $0.35 per share and 1.76% of average net assets.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs International Equity ESG Fund
	Class P Shares
	April 16, 2018* to October 31, 2018
Per Share Data
Net asset value, beginning of period	$20.84
Net investment income(a)	0.06
Net realized and unrealized loss	(2.67)
Total from investment operations	(2.61)
Net asset value, end of period	$18.23
Total return(b)	(12.52)%
Net assets, end of period (in 000s)	$94,972
Ratio of net expenses to average net assets	0.89	%(c)
Ratio of total expenses to average net assets	1.22	%(c)
Ratio of net investment income to average net assets	0.59	%(c)
Portfolio turnover rate(d)	38%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity ESG Fund
	Class R6 Shares
	Years Ended October 31,		For the Period February 26, 2016* to October 31, 2016
	2018	2017
Per Share Data
Net asset value, beginning of period	$20.30	$16.93	$15.87
Net investment income(a)	0.31	0.22	0.21	(b)
Net realized and unrealized gain (loss)	(2.05)	3.69	0.85
Total from investment operations	(1.74)	3.91	1.06
Distributions to shareholders from net investment income	(0.33)	(0.54)	—
Net asset value, end of period	$18.23	$20.30	$16.93
Total return(c)	(8.74)%	23.80%	6.68%
Net assets, end of period (in 000s)	$11	$12	$11
Ratio of net expenses to average net assets	0.89%	0.89%	0.89	%(d)
Ratio of total expenses to average net assets	1.18%	1.22%	1.19	%(d)
Ratio of net investment income to average net assets	1.53%	1.21%	1.83	%(b)(d)
Portfolio turnover rate(e)	38%	116%	78%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from corporate actions which amounted to $0.28 per share and 1.63% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Income Fund
	Class A Shares
	Years Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$14.50	$11.99	$12.95	$13.52	$13.81
Net investment income(a)	0.37	0.17	0.18	0.15	0.45	(b)
Net realized and unrealized gain (loss)	(1.36)	2.58	(1.04)	(0.23)	(0.63)
Total from investment operations	(0.99)	2.75	(0.86)	(0.08)	(0.18)
Distributions to shareholders from net investment income	(0.26)	(0.24)	(0.10)	(0.49)	(0.11)
Net asset value, end of year	$13.25	$14.50	$11.99	$12.95	$13.52
Total return(c)	(6.98)%	23.38%	(6.69)%	(0.57)%	(1.41)%
Net assets, end of year (in 000s)	$15,844	$17,937	$18,301	$23,111	$22,384
Ratio of net expenses to average net assets	1.26%	1.30%	1.30%	1.30%	1.33%
Ratio of total expenses to average net assets	1.90%	1.88%	1.76%	1.82%	1.77%
Ratio of net investment income to average net assets	2.54%	1.32%	1.47%	1.11%	3.21	%(b)
Portfolio turnover rate(d)	87%	32%	68%	83%	89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.33 per share and 2.32% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Income Fund
	Class C Shares
	Years Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$12.98	$10.75	$11.62	$12.17	$12.45
Net investment income(a)	0.25	0.07	0.08	0.04	0.31	(b)
Net realized and unrealized gain (loss)	(1.22)	2.31	(0.94)	(0.20)	(0.57)
Total from investment operations	(0.97)	2.38	(0.86)	(0.16)	(0.26)
Distributions to shareholders from net investment income	(0.13)	(0.15)	(0.01)	(0.39)	(0.02)
Net asset value, end of year	$11.88	$12.98	$10.75	$11.62	$12.17
Total return(c)	(7.59)%	22.44%	(7.37)%	(1.33)%	(2.10)%
Net assets, end of year (in 000s)	$1,673	$3,770	$3,974	$4,841	$4,873
Ratio of net expenses to average net assets	2.01%	2.05%	2.05%	2.05%	2.08%
Ratio of total expenses to average net assets	2.63%	2.63%	2.51%	2.57%	2.52%
Ratio of net investment income to average net assets	1.89%	0.58%	0.74%	0.35%	2.44	%(b)
Portfolio turnover rate(d)	87%	32%	68%	83%	89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.33 per share and 2.32% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Income Fund
	Institutional Shares
	Years Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$15.20	$12.56	$13.56	$14.13	$14.44
Net investment income(a)	0.49	0.23	0.23	0.20	0.52	(b)
Net realized and unrealized gain (loss)	(1.46)	2.70	(1.08)	(0.23)	(0.67)
Total from investment operations	(0.97)	2.93	(0.85)	(0.03)	(0.15)
Distributions to shareholders from net investment income	(0.35)	(0.29)	(0.15)	(0.54)	(0.16)
Net asset value, end of year	$13.88	$15.20	$12.56	$13.56	$14.13
Total return(c)	(6.59)%	23.88%	(6.31)%	(0.15)%	(1.05)%
Net assets, end of year (in 000s)	$2,666	$40,667	$42,191	$45,795	$45,118
Ratio of net expenses to average net assets	0.87%	0.90%	0.90%	0.90%	0.93%
Ratio of total expenses to average net assets	1.42%	1.49%	1.36%	1.42%	1.37%
Ratio of net investment income to average net assets	3.19%	1.71%	1.84%	1.47%	3.55	%(b)
Portfolio turnover rate(d)	87%	32%	68%	83%	89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.33 per share and 2.32% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Income Fund
	Investor Shares(a)
	Years Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$14.51	$12.00	$12.97	$13.55	$13.84
Net investment income(b)	0.40	0.24	0.21	0.15	0.40	(c)
Net realized and unrealized gain (loss)	(1.35)	2.54	(1.04)	(0.20)	(0.56)
Total from investment operations	(0.95)	2.78	(0.83)	(0.05)	(0.16)
Distributions to shareholders from net investment income	(0.31)	(0.27)	(0.14)	(0.53)	(0.13)
Net asset value, end of year	$13.25	$14.51	$12.00	$12.97	$13.55
Total return(d)	(6.74)%	23.75%	(6.43)%	(0.32)%	(1.14)%
Net assets, end of year (in 000s)	$349	$426	$471	$355	$128
Ratio of net expenses to average net assets	1.01%	1.05%	1.05%	1.05%	1.07%
Ratio of total expenses to average net assets	1.65%	1.64%	1.51%	1.56%	1.52%
Ratio of net investment income to average net assets	2.78%	1.85%	1.71%	1.17%	2.86	%(c)
Portfolio turnover rate(e)	87%	32%	68%	83%	89%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from a corporate action which amounted to $0.33 per share and 2.32% of average net assets.
(d)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs International Equity Income Fund
	Class P Shares
	April 16, 2018* to October 31, 2018
Per Share Data
Net asset value, beginning of period	$15.62
Net investment income(a)	0.16
Net realized and unrealized loss	(1.84)
Total from investment operations	(1.68)
Distributions to shareholders from net investment income	(0.08)
Net asset value, end of period	$13.86
Total return(b)	(10.76)%
Net assets, end of period (in 000s)	$30,930
Ratio of net expenses to average net assets	0.84	%(c)
Ratio of total expenses to average net assets	1.84	%(c)
Ratio of net investment income to average net assets	2.00	%(c)
Portfolio turnover rate(d)	87%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Income Fund
	Class R Shares
	Years Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$14.59	$12.08	$13.00	$13.57	$13.88
Net investment income(a)	0.34	0.14	0.12	0.11	0.41	(b)
Net realized and unrealized gain (loss)	(1.37)	2.59	(1.01)	(0.23)	(0.63)
Total from investment operations	(1.03)	2.73	(0.89)	(0.12)	(0.22)
Distributions to shareholders from net investment income	(0.24)	(0.22)	(0.03)	(0.45)	(0.09)
Net asset value, end of year	$13.32	$14.59	$12.08	$13.00	$13.57
Total return(c)	(7.19)%	22.99%	(6.87)%	(0.84)%	(1.58)%
Net assets, end of year (in 000s)	$84	$44	$28	$17	$17
Ratio of net expenses to average net assets	1.51%	1.55%	1.55%	1.55%	1.58%
Ratio of total expenses to average net assets	2.18%	2.12%	2.01%	2.07%	2.02%
Ratio of net investment income to average net assets	2.38%	1.05%	0.99%	0.86%	2.92	%(b)
Portfolio turnover rate(d)	87%	32%	68%	83%	89%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.33 per share and 2.32% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Income Fund
	Class R6 Shares
	Years Ended October 31,		For the Period February 26, 2016* to October 31, 2016
	2018	2017
Per Share Data
Net asset value, beginning of period	$15.20	$12.56	$11.85
Net investment income(a)	0.45	0.16	0.20
Net realized and unrealized gain (loss)	(1.43)	2.77	0.51
Total from investment operations	(0.98)	2.93	0.71
Distributions to shareholders from net investment income	(0.35)	(0.29)	—
Net asset value, end of period	$13.87	$15.20	$12.56
Total return(b)	(6.62)%	23.91%	5.99%
Net assets, end of period (in 000s)	$68	$72	$11
Ratio of net expenses to average net assets	0.86%	0.89%	0.89	%(c)
Ratio of total expenses to average net assets	1.51%	1.43%	1.35	%(c)
Ratio of net investment income to average net assets	2.99%	1.16%	2.33	%(c)
Portfolio turnover rate(d)	87%	32%	68%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements

October 31, 2018

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
International Equity ESG+	A, C, Institutional, Service, Investor, P(a) and R6	Diversified
International Equity Income+	A, C, Institutional, Investor, P(a), R and R6	Diversified

+	Formerly, Focused International Equity Fund and Strategic International Equity Fund, respectively. Effective at the close of business on February 27, 2018, the Funds changed their names to the International Equity ESG Fund and International Equity Income Fund, respectively.
(a)	Commenced operations on April 16, 2018.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not

41

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2018

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
International Equity ESG	Annually	Annually
International Equity Income	Semi-Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the

42

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share of the Institutional share class on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

43

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of October 31, 2018:

INTERNATIONAL EQUITY ESG

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$4,984,356	$32,103,735	$—
Australia and Oceania	—	1,639,088	—
Europe	—	87,731,925	—
North America	—	11,939,263	—
Investment Company	5,551,407	—	—
Securities Lending Reinvestment Vehicle	9,909,535	—	—
Total	$20,445,298	$133,414,011	$—

INTERNATIONAL EQUITY INCOME

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$5,646,867	$—
Australia and Oceania	—	2,849,802	—
Europe	—	40,215,029	—
North America	—	1,029,429	—
Investment Company	633,777	—	—
Securities Lending Reinvestment Vehicle	61	—	—
Total	$633,838	$49,741,127	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

44

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2018, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
International Equity ESG	0.85%	0.77%	0.73%	0.71%	0.70%	0.90%	0.85%
International Equity Income	0.80	0.72	0.68	0.67	0.66	0.82	0.82

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

Prior to February 28, 2018, the contractual management fee rates for the International Equity ESG Fund and International Equity Income Fund were as stated below and GSAM agreed to waive a portion of its management fee in order to achieve an Effective Net Management Rate as set forth in the Funds’ prospectus dated February 28, 2017.

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion
International Equity ESG	1.00%	0.90%	0.86%	0.84%	0.82%
International Equity Income	0.85	0.77	0.73	0.72	0.71

The International Equity ESG and International Equity Income Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser of the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended October 31, 2018, GSAM waived $5,526 and $219 of the International Equity ESG and International Equity Income Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

45

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2018

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2018, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
International Equity ESG	$2,417	$536
International Equity Income	1,007	21

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Funds are 0.014%. These Other Expense limitations will remain in place through at least February 28, 2019 for Class A, Class C, Institutional, Service, Investor, Class R and Class R6, and through at least April 16, 2019 for Class P Shares, and prior to such dates GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
International Equity ESG	$97,330	$2,025	$416,993	$516,348
International Equity Income	219	560	384,866	385,645

G.  Line of Credit Facility — As of October 31, 2018, the Funds participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2018, the Funds did not have any borrowings under the facility.

46

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2018, Goldman Sachs earned $108 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the International Equity Income Fund.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended October 31, 2018:

Fund	Beginning Value as of October 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2018	Shares as of October 31, 2018	Dividend Income from Affiliated Investment Company
International Equity ESG	$977	$49,066,784	$(43,516,354)	$5,551,407	5,551,407	$49,303
International Equity Income	63	6,721,927	(6,088,213)	633,777	633,777	1,652

As of October 31, 2018, The Goldman Sachs Group, Inc. was the beneficial owner of approximately 32% and 100% of the Service and Class R6 Shares, respectively, of the International Equity ESG Fund and approximately 11% and 18% of the Class R and Class R6 Shares, respectively, of the International Equity Income Fund.

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2018, were as follows:

Fund	Purchases	Sales and Maturities
International Equity ESG	$64,592,025	$85,590,929
International Equity Income	51,050,077	57,619,053

6. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% (prior to February 21, 2018, GSAM may have received a management fee of up to 0.205%) on an annualized basis of the average daily net assets of the

47

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2018

6. SECURITIES LENDING (continued)

Government Money Market Fund. In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2018 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended October 31, 2018, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the fiscal year ended October 31, 2018		Amounts Payable to Goldman Sachs upon Return of Securities Loaned as of October 31, 2018
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
International Equity ESG	$7,833	$8,752	$3,403,125
International Equity Income	2,341	5,025	—

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended October 31, 2018:

Fund	Beginning Value as of October 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2018
International Equity ESG	$3,715,305	$59,204,606	$(53,010,376)	$9,909,535
International Equity Income	—	12,239,479	(12,239,418)	61

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2018 was as follows:

	International Equity ESG Fund	International Equity Income
Distributions paid from:
Ordinary income	$2,661,329	$1,267,008

The tax character of distributions paid during the fiscal year ended October 31, 2017 was as follows:

	International Equity ESG Fund	International Equity Income
Distributions paid from:
Ordinary income	$6,973,554	$1,263,225

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GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

7. TAX INFORMATION (continued)

As of October 31, 2018, the components of accumulated earnings (losses) on a tax-basis were as follows:

	International Equity ESG	International Equity Income
Undistributed ordinary income — net	$2,184,118	$1,961,643
Undistributed long-term capital gains	—	4,229,300
Total undistributed earnings	$2,184,118	$6,190,943
Capital loss carryforwards:
Expiring 2019(1)	$(9,250,431)	$—
Perpetual long-term	(7,802,470)	—
Total capital loss carryforwards	$(17,052,901)	$—
Unrealized losses — net	(18,661,412)	(6,344,479)
Total accumulated losses — net	$(33,530,195)	$(153,536)

(1)	Expiration occurs on October 31 of the year indicated. The International Equity ESG and International Equity Income Funds utilized $6,748,256 and $1,594,962, respectively, of capital loss carryforwards during the fiscal year.

As of October 31, 2018, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	International Equity ESG	International Equity Income
Tax cost	$172,499,736	$56,707,100
Gross unrealized gain	5,930,982	937,340
Gross unrealized loss	(24,592,394)	(7,281,819)
Net unrealized loss	$(18,661,412)	$(6,344,479)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

ESG Standards Risk — The International Equity ESG’s adherence to its environmental, social and governance (“ESG”) criteria and the application of GSAM’s supplemental ESG analysis when selecting investments may affect the Fund’s exposure to certain companies, sectors, regions, and countries and may affect the Fund’s performance depending on whether such investments are in or out of favor. For example, the Fund will not seek to invest in companies that GSAM believes have adverse social or environmental impacts (i.e., gambling, alcohol, tobacco, coal or weapons companies), and the Fund will not seek to invest in companies that GSAM believes show inadequate governance standards (e.g., certain state-owned enterprises).

49

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2018

8. OTHER RISKS (continued)

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Issuer Concentration Risk — The Funds may invest in a relatively small number of issuers. As a result, they may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Funds may affect the overall value of the Funds more than it would affect a mutual fund that holds more investments. In particular, the Funds may be more susceptible to adverse developments affecting any single issuer in the Funds and may be susceptible to greater losses because of these developments.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

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GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

8. OTHER RISKS (continued)

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Fund’s fiscal year beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2018

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	International Equity ESG Fund

	For the Fiscal Year Ended October 31, 2018		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	267,185	$5,266,595	321,372	$5,908,970
Reinvestment of distributions	23,108	466,316	60,147	980,995
Shares redeemed	(279,337)	(5,634,214)	(754,532)	(13,300,576)
	10,956	98,697	(373,013)	(6,410,611)
Class C Shares
Shares sold	61,838	1,165,128	174,749	2,791,451
Reinvestment of distributions	5,040	94,404	22,811	345,593
Shares redeemed	(314,115)	(5,699,946)	(358,231)	(5,974,542)
	(247,237)	(4,440,414)	(160,671)	(2,837,498)
Institutional Shares
Shares sold	221,300	4,597,446	2,990,811	53,690,002
Reinvestment of distributions	99,798	2,046,867	334,019	5,534,697
Shares redeemed	(6,221,940)	(125,598,741)	(8,963,839)	(161,140,956)
	(5,900,842)	(118,954,428)	(5,639,009)	(101,916,257)
Service Shares
Shares sold	—	—	335	6,000
Reinvestment of distributions	1	19	—	—
Shares redeemed	—	—	(2,037)	(35,538)
	1	19	(1,702)	(29,538)
Investor Shares(a)
Shares sold	6,936	142,346	99,638	1,711,310
Reinvestment of distributions	391	8,008	1,410	23,297
Shares redeemed	(34,100)	(697,632)	(95,573)	(1,770,269)
	(26,773)	(547,278)	5,475	(35,662)
Class P Shares(b)
Shares sold	5,763,403	116,037,157	—	—
Shares redeemed	(553,398)	(10,874,338)	—	—
	5,210,005	105,162,819	—	—
Class R6 Shares
Reinvestment of distributions	10	196	19	307
Shares redeemed	—	2	(59)	(1,000)
	10	198	(40)	(693)
NET DECREASE	(953,880)	$(18,680,387)	(6,168,960)	$(111,230,259)

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 16, 2018.

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GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Equity Income Fund

	For the Fiscal Year Ended October 31, 2018		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	162,960	$2,316,790	94,468	$1,247,957
Reinvestment of distributions	20,777	301,377	28,887	338,841
Shares redeemed	(225,177)	(3,267,638)	(412,623)	(5,377,492)
	(41,440)	(649,471)	(289,268)	(3,790,694)
Class C Shares
Shares sold	24,359	316,316	25,143	300,955
Reinvestment of distributions	2,739	35,903	4,474	47,288
Shares redeemed	(176,575)	(2,245,497)	(108,873)	(1,250,143)
	(149,477)	(1,893,278)	(79,256)	(901,900)
Institutional Shares
Shares sold	90,067	1,387,522	500,234	6,548,220
Reinvestment of distributions	59,163	896,435	68,416	838,786
Shares redeemed	(2,632,812)	(39,748,150)	(1,251,949)	(16,300,927)
	(2,483,582)	(37,464,193)	(683,299)	(8,913,921)
Investor Shares(a)
Shares sold	8,760	123,415	37,696	467,411
Reinvestment of distributions	584	8,463	898	10,518
Shares redeemed	(12,342)	(177,325)	(48,507)	(631,871)
	(2,998)	(45,447)	(9,913)	(153,942)
Class P Shares(b)
Shares sold	2,293,515	34,495,583	—	—
Reinvestment of distributions	17	252	—	—
Shares redeemed	(62,071)	(903,725)	—	—
	2,231,461	33,592,110	—	—
Class R Shares
Shares sold	3,962	54,769	1,737	23,667
Reinvestment of distributions	37	538	23	272
Shares redeemed	(705)	(9,990)	(1,093)	(12,996)
	3,294	45,317	667	10,943
Class R6 Shares
Shares sold	506	7,756	3,862	57,924
Reinvestment of distributions	104	1,572	20	247
Shares redeemed	(421)	(6,407)	—	—
	189	2,921	3,882	58,171
NET DECREASE	(442,553)	$(6,412,041)	(1,057,187)	$(13,691,343)

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 16, 2018.

53

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs International Equity ESG Fund (formerly, Goldman Sachs Focused International Equity Fund) and Goldman Sachs International Equity Income Fund (formerly, Goldman Sachs Strategic International Equity Fund)

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs International Equity ESG Fund (formerly, Goldman Sachs Focused International Equity Fund) and Goldman Sachs International Equity Income Fund (formerly, Goldman Sachs Strategic International Equity Fund) (two of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 27, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Fund Expenses — Six Month Period Ended October 31, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 through October 31, 2018, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fee or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	International Equity ESG Fund				International Equity Income Fund
Share Class	Beginning Account Value 05/01/18	Ending Account Value 10/31/18		Expenses Paid for the 6 Months Ended 10/31/18*	Beginning Account Value 05/01/18	Ending Account Value 10/31/18		Expenses Paid for the 6 Months Ended 10/31/18*
Class A
Actual	$1,000	$871.30		$6.08	$1,000	$893.20		$5.92
Hypothetical 5% return	1,000	1,018.70	+	6.56	1,000	1,018.95	+	6.31
Class C
Actual	1,000	868.40		9.61	1,000	890.40		9.48
Hypothetical 5% return	1,000	1,014.92	+	10.36	1,000	1,015.17	+	10.11
Institutional
Actual	1,000	873.10		4.25	1,000	895.20		4.06
Hypothetical 5% return	1,000	1,020.67	+	4.58	1,000	1,020.92	+	4.33
Service
Actual	1,000	871.40		6.32	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,018.45	+	6.82	N/A	N/A		N/A
Investor
Actual	1,000	872.10		4.91	1,000	894.40		4.73
Hypothetical 5% return	1,000	1,019.96	+	5.30	1,000	1,020.21	+	5.04
Class P
Actual	1,000	873.50		4.20	1,000	894.60		4.01
Hypothetical 5% return	1,000	1,020.72	+	4.53	1,000	1,020.97	+	4.28
Class R
Actual	N/A	N/A		N/A	1,000	892.40		7.11
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,017.69	+	7.58
Class R6
Actual	1,000	873.10		4.20	1,000	895.20		4.01
Hypothetical 5% return	1,000	1,020.72	+	4.53	1,000	1,020.97	+	4.28

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
International Equity ESG	1.29%	2.04%	0.90%	1.34%	1.04%	0.89%	N/A	0.89%
International Equity Income	1.24	1.99	0.85	N/A	0.99	0.84	1.49%	0.84

55

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs International Equity ESG Fund (formerly, Goldman Sachs Focused International Equity Fund) and the Goldman Sachs International Equity Income Fund (formerly, Goldman Sachs Strategic International Equity Fund) (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

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(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2017, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2018. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance relative to its

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees observed that the International Equity ESG Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one- and three-year periods and in the third quartile for the five- and ten-year periods, and had outperformed the Fund’s benchmark index for the one- and three-year periods and underperformed for the five- and ten-year periods ended March 31, 2018. They also noted that in February 2018 the Fund had been repositioned from the Focused International Equity Fund, which involved changes to the Fund’s investment strategy. The Trustees observed that the International Equity Income Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the one-year period and in the third quartile for the three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2018. They also noted that in February 2018 the Fund had been repositioned from the Strategic International Equity Fund, which involved changes to the Fund’s investment objective and investment strategy.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

With respect to the International Equity ESG Fund, the Trustees noted that the management fee breakpoint schedule had been reduced at all asset levels since the Management Agreement was last approved. In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the International Equity ESG Fund that would have the effect of decreasing expenses of Class A, Class C, and Investor Shares of the Fund, with such changes taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the

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GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2017 and 2016, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	International Equity ESG Fund	International Equity Income Fund
First $1 billion	0.85%	0.80%
Next $1 billion	0.77	0.72
Next $3 billion	0.73	0.68
Next $3 billion	0.71	0.67
Over $8 billion	0.70	0.66

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage commissions earned by Goldman Sachs for executing securities transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (j) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (g) the Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in

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Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

connection with the program; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2019.

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GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 69	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Director, Emerson Center for the Arts and Culture (2011-2017); and Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Herbert J. Markley Age: 68	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

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GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 56	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				154	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2018.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2018, Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 28 portfolios (14 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

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Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 47	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Trust — Fundamental International Equity Funds — Tax Information (Unaudited)

From distributions paid during the year ended October 31, 2018, the total amount of income received by the International Equity ESG and International Equity Income Funds from sources within foreign countries and possessions of the United States was $0.2933 and $0.2242 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the International Equity ESG and International Equity Income Funds were 85.49% and 81.94%, respectively. The total amount of taxes paid by the International Equity ESG and International Equity Income Funds was $0.0499 and $0.0298 per share, respectively.

For the year ended October 31, 2018, 100% of the dividends paid from net investment company taxable income by the International Equity ESG and International Equity Income Funds qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

63

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.34 trillion in assets under supervision as of September 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[4]
∎	International Equity ESG Fund[5]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[5]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President
and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer
and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are as of October 31, 2018 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 150536-OTU-888682 EQINTAR-18/5.5K

Goldman Sachs Funds

Annual Report	October 31, 2018

International Equity Insights Funds
Emerging Markets Equity Insights
International Equity Insights
International Small Cap Insights

Goldman Sachs International Equity

Insights Funds

∎	EMERGING MARKETS EQUITY INSIGHTS

∎	INTERNATIONAL EQUITY INSIGHTS

∎	INTERNATIONAL SMALL CAP INSIGHTS

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Goldman Sachs’ International Equity Insights Investment Process

∎	Comprehensive – We forecast returns on over 8,000 international stocks and 43 equity markets on a daily basis.

∎	Rigorous – We evaluate stocks, countries and currencies based on fundamental investment criteria that have outperformed historically.

∎	Objective – Our stock and equity market selection process is free from emotion that may lead to biased investment decisions.

∎	Our computer optimization process allocates risk to our high conviction investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

∎	We use proprietary risk models that are designed to be more precise, more focused and faster to respond because they seek to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified international portfolio that seeks to:

∎	Blend top-down market views with bottom-up stock selection.

∎	Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

∎

Achieve excess returns by taking many small diversified stock positions. Additionally, in the Goldman Sachs Emerging Markets Equity Insights Fund and the Goldman Sachs International Equity Insights Fund we take intentional country bets.

1

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Enhancements Made to Proprietary Quantitative Model during the 12-Month Period Ended October 31, 2018

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the 12-month period ended October 31, 2018 (the “Reporting Period”).

In the fourth quarter of 2017, we introduced a new signal within our Profitability theme that aims to predict the profitability of non-U.S. developed markets companies by mapping U.S. consumer spending data in various segments to non-U.S. companies engaged in these business segments, as our research has shown that consumer behavior across developed markets tends to be correlated.

We also introduced a new signal within our Momentum theme that helps us create economic links between companies with similar businesses. The signal identifies companies linked by a common theme based on company descriptions.

In addition, we introduced an Environmental, Social and Governance (“ESG”) signal within our Management theme that helps us quantify reputational risk. The signal, which was introduced in all investment regions except Canada, looks at ESG risk events to form a view of the peak risk of a given company from an ESG perspective.

During the second quarter of 2018, we introduced a new signal within our Momentum theme that helps us create economic links between different companies, potentially giving us insights into price movements of related companies. The signal, introduced in the European Union, Japan and emerging markets regions, uses natural language processing to read through various sections in the patent document to form linkages.

2

MARKET REVIEW

Goldman Sachs International Equity

Insights Funds

Market Review

During the 12-month period ended October 31, 2018 (the “Reporting Period”), international equities and emerging markets equities generated negative returns, with international equities generally outperforming emerging markets equities.

Emerging Markets Equities

Emerging markets equities struggled during the Reporting Period, with the MSCI Emerging Markets Standard Index (Net, USD, Unhedged) (the “MSCI EM Index”) posting a return of -12.52%.*

As the Reporting Period began in November 2017, a robust third calendar quarter corporate earnings reporting season was a positive driver for emerging markets equities, despite a pullback from a global technology sell-off. A weaker U.S. dollar and commodities strength also helped emerging markets equities close out calendar year 2017 with a healthy total return. In December 2017, the U.S. Federal Reserve (the “Fed”) delivered its third interest rate hike of 2017, as had been widely expected, and maintained its projections for three additional interest rate hikes in 2018.

Emerging markets equities endured a rather volatile first three months of 2018 to post positive returns for a fifth consecutive quarter. The new calendar year began strongly, with emerging markets equities outperforming developed markets equities in January 2018, buoyed by a strong global economic backdrop, rising oil prices and a softer U.S. dollar. Latin American equities were the strongest performers, led by Brazil, while Asian equities were largely driven by a notable rally in Chinese equities. In February 2018, however, the MSCI EM Index lost 4.61%, as equities sold off globally on market speculation of a faster pace of interest rate hikes by the Fed, which stoked a sharp rise in bond yields and in equity market volatility. Concerns about monetary policy tightening were further exacerbated by solid U.S. labor and inflation data. While the hawkish Fed minutes released were largely expected, Fed Chair Jerome Powell’s Congressional testimony surprised markets with its hawkish tilt, sparking another sell-off. (Hawkish language tends to suggest higher interest rates; opposite of dovish.) In March 2018, a further selloff in global equity markets was driven by escalating concerns about trade relations with the U.S., as the current Administration’s announcement of a 25% tariff on an estimated $50 billion of Chinese imports weighed on investor sentiment broadly.

Emerging markets equities suffered their first quarterly loss since 2016 during the second quarter of 2018, as headwinds from U.S.-China trade wars, a stronger U.S. dollar and rising U.S. Treasury yields negatively affected investor sentiment. Latin America was weakest, followed by Asia, while Europe, the Middle East and Africa (“EMEA”) posted virtually flat returns. Investor concern also increased with a greater focus on the information technology sector given ongoing discussion around the regulatory environment, rising geopolitical risks surrounding North Korea and Syria, and the announcement of additional sanctions on Russia.

Emerging markets equities closed the third quarter of 2018 with rather flat returns overall, as heightened risk aversion, escalating trade tensions and tightening global liquidity dominated headlines. Following a significant sell-off in the second calendar quarter, Latin America rallied, followed by EMEA. Asia registered modest losses. However, these results masked high market volatility during the third calendar quarter, driven both by the trade rhetoric between the U.S. and China and other key U.S. allies and by strong U.S. macroeconomic data relative to other markets. Emerging markets equities rebounded in July 2018 after five consecutive months of declines but resumed their descent in August and September. China

*All	index returns are expressed in U.S. dollar terms.

3

MARKET REVIEW

underperformed during the third quarter overall on escalating trade tensions with the U.S., which raised investor uncertainty around reduced exports and business sentiment. The sell-off was exacerbated by signs of a slowdown in near-term Chinese economic activity. Indian equities saw stellar performance in July 2018 but experienced their worst monthly performance since August 2013 in September 2018, as defaults of non-bank financial companies weighed on broader investor sentiment. In contrast, Latin American equities enjoyed a strong rebound in September, buoyed by surging oil prices. The successful outcome of trade agreement negotiations was also supportive of market sentiment in Latin America.

October 2018 was a difficult and volatile month for equities around the globe, including emerging markets equities. Such volatility was driven by various factors, including a delayed response to a rise in global interest rates early in the month, moderation of economic growth expectations, hawkish rhetoric from Fed policymakers, and concerns around global trade expressed in third quarter 2018 corporate earnings guidance. Chinese equities faced additional headwinds from signs of a domestic economic slowdown to 6.5% year over year in the third quarter of 2018 compared to a 6.8% average year over year growth rate in the first half of 2018, slightly below the 6.6% consensus estimate. In response, Chinese regulators introduced multi-pronged policy measures to stimulate domestic demand. Indian equities faced tightening liquidity amid concerns of further credit cycle issues in the encumbered non-bank financial institutions sector but were supported by macroeconomic tailwinds from declining crude oil prices and liquidity injection by the Reserve Bank of India. Latin American equities outperformed the MSCI EM Index and saw positive monthly returns, driven by an exceptional surge in Brazilian equities on expectations of market-friendly reforms after the results of the Brazilian presidential election.

For the Reporting Period as a whole, energy was the only sector in the MSCI EM Index to post a positive absolute return. Materials, financials, health care and consumer staples outpaced the broad MSCI EM Index but still generated negative absolute returns. Consumer discretionary, real estate and information technology were the weakest sectors in the MSCI EM Index during the Reporting Period.

From a country perspective, Qatar was the best performing individual constituent of the MSCI EM Index by some distance for the Reporting Period, posting a robust double-digit absolute gain. Also performing well were Russia, Peru, Brazil, Thailand and Colombia, many of which were boosted by rising oil prices. Conversely, Turkey was by far the weakest individual country constituent of the MSCI EM Index, posting a significant double-digit decline during the Reporting Period, as investors took stock of macroeconomic vulnerabilities amid deepening political turmoil there that called into question the independence of its central bank. Pakistan, Greece, South Korea and South Africa were also among the weakest constituents of the MSCI EM Index during the Reporting Period.

International Equities

International equities were challenged during the Reporting Period, with the MSCI Europe, Australasia, Far East (“EAFE”) Standard Index (Net, USD, Unhedged) (the “MSCI EAFE Index”) recording a return of -6.85%.*

In November and December 2017, the first two months of the Reporting Period, international equity market returns were relatively muted, particularly amongst larger companies. The U.K., however, performed better than many other developed markets. Although the U.K. Prime

*All	index returns are expressed in U.S. dollar terms.

4

MARKET REVIEW

Minister suffered a defeat in the House of Commons over the European Union Withdrawal

Bill in December 2017, the U.K. was judged by the European Union to have made sufficient progress on key issues to allow the next phase of Brexit negotiations — including discussions on trade — to begin. (Brexit refers to the U.K.’s efforts to leave the European Union.) Elsewhere, the European Central Bank (“ECB”) upgraded its growth forecasts for the Eurozone’s economy, though optimism was tempered by lackluster inflation. The German and French equity markets declined for the month of December. The Bank of Japan’s (“BoJ”) quarterly Tankan survey of business sentiment showed that confidence improved, boosted by strengthening export activity, and the Japanese equity market eked out a modest gain for December 2017. That same month, the Fed made its third interest rate hike of 2017, as investors had widely expected, and reaffirmed its projections for three additional interest rate hikes in 2018.

International equities enjoyed a strong start to 2018, driven by market exuberance about strong economic data, the $1.5 trillion U.S. tax reform law passed by Congress in December 2017 and the favorable start to the corporate earnings reporting season. In February 2018, however, equities sold off globally on market speculation of a faster pace of interest rate hikes by the Fed, which stoked a sharp rise in bond yields and in equity market volatility. Concerns about monetary policy tightening were further exacerbated by solid U.S. labor and inflation data. While the hawkish Fed minutes released were largely expected, Fed Chair Jerome Powell’s Congressional testimony surprised markets with its hawkish tilt, sparking another sell-off. In March 2018, escalating trade tensions and tariffs weighed on investor sentiment and on global equity market performance. Political uncertainty in Germany and Italy and signs of slowing economic growth in Europe dampened investor sentiment as well. Meanwhile, the Fed delivered on a consensus-expected interest rate increase in March, with its projections continuing to point to three interest rate hikes in the 2018 calendar year. In Europe, an agreement on a 21-month transition after Brexit between the U.K. and the European Union reduced political uncertainty.

The international equity markets posted a modestly positive return in April 2018, but remained relatively muted for the month, as the U.S. and China generated trade headlines and geopolitical uncertainty stemming from sanctions on Russia surfaced. The ECB and BoJ kept their respective monetary policies unchanged in April, indicating ongoing monetary policy accommodation. May 2018 was a volatile month for international equities amid further political and protectionism concerns, including Italian political turmoil, ongoing unpredictability around the U.S.-North Korea summit and escalating trade tensions. The Fed’s interest rate hike in June 2018 was largely expected, but the outcome of the meeting was slightly hawkish. Mounting trade tension between the U.S. and China hurt market sentiment, with the U.S. threatening tariffs on an additional $200 billion worth of Chinese goods and China vowing to retaliate. The MSCI EAFE Index declined for the month of June 2018 and for the second calendar quarter.

International equity market volatility remained high during the third quarter of 2018, driven both by the trade rhetoric between the U.S. and China and other key U.S. allies and by strong U.S. macroeconomic data relative to other markets. European equities ended the quarter in positive territory, supported by resilient macroeconomic data and a constructive environment for European companies. Despite this, a number of factors weighed on investor sentiment, including trade tensions and protectionism, uncertainty about Italy’s 2019 budget, the risk of a no-deal Brexit, and concerns that Turkey’s financial crisis could spread to other markets. Elsewhere, Japan performed well, with its equity market advancing amidst domestic industrial production that reversed a three-month downtrend. Inflation there increased toward the BoJ’s target rate, but the central bank left its policy unchanged. Singapore ended the third calendar

5

MARKET REVIEW

quarter in positive territory but underperformed the broader Pacific Basin region. Hong Kong declined for the third consecutive quarter amidst concerns about slowing economic growth in China, tighter financial conditions and weakness in emerging markets.

October 2018 was a difficult and volatile month for international equities. Such volatility was driven by various factors, including a delayed response to the rise in global interest rates early in the month, a moderation of global economic growth expectations, hawkish rhetoric from Fed policymakers, and concerns around trade expressed in third quarter 2018 corporate earnings guidance. The sell-off in international equity markets resulted in tighter financial conditions. In Europe, the Italian government’s disappointing government debt-to-Gross Domestic Product projections sparked concerns around the country’s debt sustainability, but the resulting risk aversion sentiment was relatively contained. Minutes from the September Fed meeting reiterated policymaker confidence in U.S. inflation remaining around its target. The U.S. dollar strengthened amid the sell-off, buoyed by strong U.S. economic data. Interestingly, the usual investor-perceived “safe haven” currencies, such as the Japanese yen and Swiss franc, failed to outperform the U.S. dollar, as they have historically done in an environment of heightened risk aversion.

For the Reporting Period as a whole, energy and health care were the only sectors in the MSCI EAFE Index to produce positive absolute returns. Consumer staples, utilities and real estate posted negative absolute returns but outpaced the MSCI EAFE Index during the Reporting Period. The weakest performing sectors in the MSCI EAFE Index during the Reporting Period were financials, telecommunication services, industrials and information technology.

From a country perspective, Israel, Norway, New Zealand and Finland were the only individual constituents of the MSCI EAFE Index to post positive absolute returns during the Reporting Period. Belgium, Italy, Spain, Denmark and Germany were the weakest individual country constituents in the MSCI EAFE Index during the Reporting Period.

Looking Ahead

At the end of the Reporting Period, we continued to believe that less expensive stocks should outpace more expensive stocks. In addition, we expected stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with what we view as sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

Please note that effective after the close of business on September 28, 2018, the telecommunications services sector was renamed the communication services sector and was broadened to include certain companies from the information technology and consumer discretionary sectors that facilitate communication and offer related content and information through various media. These changes will be implemented in the MSCI Equity Indexes in one step as part of its November 2018 Semi-Annual Index Review.

6

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity

Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Emerging Markets Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, C, Institutional, Investor, R and R6 Shares generated average annual total returns, without sales charges, of -14.11%, -14.80%, -13.83%, -13.90%, -14.34% and -13.84%, respectively. These returns compare to the -12.52% average annual total return of the Fund’s benchmark, the MSCI Emerging Markets Standard Index (Net, USD, Unhedged) (the “Index”), during the same period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P Shares generated a cumulative total return of -17.16% compared to the -16.40% cumulative total return of the Index.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A

We use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy — to manage the Fund. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio.

During the Reporting Period, our quantitative model and its investment themes overall contributed positively to relative performance. However, the Fund underperformed the Index, largely because of certain individual stock positions. Our country/currency selection strategy also had a negative impact on the Fund’s returns during the Reporting Period.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A

In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, all six of our investment themes added to the Fund’s relative returns. Momentum was our best performing theme. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Sentiment, Valuation, Quality, Profitability and Management also bolstered relative performance. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Quality theme seeks to assess both firm and management quality. The Profitability theme assesses whether a company is earning more than its cost of capital. The Management theme assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector and industry allocations affect relative results?

A

In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. The Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry

7

PORTFOLIO RESULTS

weights generally did not have a meaningful impact on relative returns.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A

We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the Index.

During the Reporting Period, certain individual stock positions detracted from the Fund’s relative performance. These detractors included holdings in the health care, industrials and energy sectors. On the positive side, the Fund was helped by investments in the consumer staples, real estate and financials sectors.

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A

In terms of individual stock positions, the Fund was hampered during the Reporting Period by its overweight positions compared to the Index in Guangzhou Automobile Group, a China-based automaker, and CCR, a Brazil-based transportation company. We assumed the overweight in Guangzhou Automobile Group based on our positive views on Quality and Sentiment. The overweight in CCR was the result of our positive views on Momentum and Valuation. An underweight in Vale, a Brazilian metals and mining company and logistics operator, also detracted from relative performance. The Fund’s underweight in Vale was due to our negative views on Management.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A

During the Reporting Period, the Fund benefited from overweights in Empresa Colombiana Petroleos, Colombia’s state-owned oil company; Tata Consultancy Services, an India-based provider of information technology services, consulting and business solutions; and Lukoil, a Russian oil and gas company. Our positive views on Momentum and Profitability led us to overweight Empresa Colombiana Petroleos, while the overweight in Tata Consultancy Services was due to our positive views on Momentum and Management. We chose to overweight Lukoil because of our positive views on Momentum and Valuation.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A

Our country/currency strategy had a negative impact on the Fund’s relative returns. During the Reporting Period, the Fund was hindered by its overweight positions versus the Index in Turkey and Brazil. An underweight in Mexico also dampened relative performance. Conversely, the Fund benefited from its overweights in Russia and Czech Republic as well as from an underweight position in Chile.

We made our picks using our proprietary models, which, during the Reporting Period, were based on three investment themes specific to our country/currency strategy — Valuation, Risk Premium and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. Risk Premium evaluates whether a country is overcompensating investors for various types of risk. Macro assesses a market’s macroeconomic environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A

During the Reporting Period, we shifted the Fund from an underweight position relative to the Index in India to an overweight position, and we increased its underweight position in South Africa to a rather neutral position. In addition, we moved the Fund from a relatively neutral position compared to the Index in Taiwan to an underweight position. We also changed the Fund’s overweight position in Mexico to a rather neutral position relative to the Index during the Reporting Period.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the information technology, energy,

8

PORTFOLIO RESULTS

materials, health care and utilities sectors. Compared to the Index, the Fund was underweight the financials, consumer discretionary, communication services, real estate and industrials sectors. It was rather neutral versus the Index in the consumer staples sector at the conclusion of the Reporting Period.

In terms of countries, the Fund was overweight relative to the Index in China, India and Russia at the end of the Reporting Period. Compared to the Index, the Fund was underweight Taiwan, Brazil, Malaysia, Qatar and Chile. The Fund was relatively neutral compared to the Index in Colombia, Poland, South Korea, Pakistan, Hungary, Egypt, Indonesia, Czech Republic, Greece, South Africa, Turkey, United Arab Emirates, Peru, Mexico, Thailand and the Philippines at the end of the Reporting Period.

9

FUND BASICS

Emerging Markets Equity Insights Fund

as of October 31, 2018

PERFORMANCE REVIEW
November 1, 2017–October 31, 2018	Fund Total Return (based on NAV)[1]	MSCI@ Emerging Markets Standard Index (Net, USD, Unhedged)[2]
Class A	-14.11%	-12.52%
Class C	-14.80	-12.52
Institutional	-13.83	-12.52
Investor	-13.90	-12.52
Class R	-14.34	-12.52
Class R6	-13.84	-12.52

April 16, 2018–October 31, 2018
Class P	-17.16%	-16.40%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® Emerging Markets Standard Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of October 31, 2018, the MSCI® Emerging Markets Standard Index (Net, USD, Unhedged) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. The MSCI® Emerging Markets Standard Index (Net, USD, Unhedged) figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-8.38%	3.78%	5.76%	0.90%	10/5/07
Class C	-4.77	4.17	5.62	0.70	10/5/07
Institutional	-2.62	5.37	6.78	1.82	10/5/07
Investor	-2.76	5.24	N/A	5.31	8/31/10
Class P	N/A	N/A	N/A	-8.58	4/16/18
Class R	-3.31	N/A	N/A	5.84	2/28/14
Class R6	-2.70	N/A	N/A	8.08	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.48%	1.53%
Class C	2.23	2.28
Institutional	1.09	1.14
Investor	1.23	1.28
Class P	1.08	1.13
Class R	1.73	1.78
Class R6	1.08	1.13

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/18[5]
Holding	% of Net Assets	Line of Business	Country
Samsung Electronics Co. Ltd.	4.6%	Technology Hardware & Equipment	South Korea
Tencent Holdings Ltd.	4.1	Media & Entertainment	China
China Construction Bank Corp. Class H	2.9	Banks	China
China Mobile Ltd.	2.7	Telecommunication Services	China
Ping An Insurance Group Co. of China Ltd. Class H	2.5	Insurance	China
Industrial & Commercial Bank of China Ltd. Class H	2.4	Banks	China
Infosys Ltd. ADR	2.3	Software & Services	India
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2.2	Semiconductors & Semiconductor Equipment	Taiwan
LUKOIL PJSC ADR	2.1	Energy	Russia
Alibaba Group Holding Ltd. ADR	2.0	Retailing	China

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

11

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2018

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.7% of the Fund’s net assets at October 31, 2018.

12

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Performance Summary

October 31, 2018

The following graph shows the value, as of October 31, 2018, of a $1,000,000 investment made on November 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® Emerging Markets Standard Index (the “MSCI® EM Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class P, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Emerging Markets Equity Insights Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2008 through October 31, 2018.

Average Annual Total Return through October 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced October 5, 2007)
Excluding sales charges	-14.11%	2.14%	8.94%	0.51%
Including sales charges	-18.84%	0.99%	8.32%	0.00%

Class C (Commenced October 5, 2007)
Excluding contingent deferred sales charges	-14.80%	1.38%	8.16%	-0.20%
Including contingent deferred sales charges	-15.65%	1.38%	8.16%	-0.20%

Institutional (Commenced October 5, 2007)	-13.83%	2.52%	9.35%	0.90%

Investor (Commenced August 31, 2010)	-13.90%	2.42%	N/A	3.99%

Class P (Commenced April 16, 2018)	N/A	N/A	N/A	-17.16%*

Class R (Commenced February 28, 2014)	-14.34%	N/A	N/A	3.53%

Class R6 (Commenced July 31, 2015)	-13.84%	N/A	N/A	4.65%

*	Total return for periods of less than one year represents cumulative total return.

13

PORTFOLIO RESULTS

Goldman Sachs International Equity Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Equity Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, C, Institutional, Service, Investor, R and R6 Shares generated average annual total returns, without sales charges, of -8.71%, -9.45%, -8.48%, -8.92%, -8.52%, -9.01% and -8.48%, respectively. These returns compare to the -6.85% average annual total return of the Fund’s benchmark, the MSCI EAFE Standard Index (Net, USD, Unhedged) (the “Index”), during the same period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P Shares generated a cumulative total return of -11.46% compared to the -9.73% cumulative total return of the Index.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A

We use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy — to manage the Fund. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio.

During the Reporting Period, our quantitative model and its investment themes overall added to relative performance. However, the Fund underperformed the Index, primarily because of certain individual stock positions. The Fund was also hurt by our country/currency selection strategy.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A

In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, five of our six investment themes contributed positively to the Fund’s relative returns. Our best performing themes were Momentum and Quality. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. The Quality theme seeks to assess both firm and management quality. Our Sentiment, Valuation and Management themes also added to the Fund’s relative results. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The Management theme assesses the characteristics, policies and strategic decisions of company management.

Our Profitability theme detracted from the Fund’s relative performance during the Reporting Period. The Profitability theme assesses whether a company is earning more than its cost of capital.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. The Fund is

14

PORTFOLIO RESULTS

similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally did not have a meaningful impact on relative returns.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A

We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the Index.

During the Reporting Period, the Fund was hampered by the performance of certain individual stock positions, led by holdings in the industrials, materials and consumer discretionary sectors. It benefited from security selection in the financials, energy and information technology sectors.

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A

In terms of individual stock positions, the Fund was hurt by overweights compared to the Index in Deutsche Lufthansa, a German airline, and in Air France-KLM, a French-Dutch airline holding company. We decided to overweight Deutsche Lufthansa based on our positive views of Valuation and Sentiment, while the overweight in Air France-KLM was because of our positive views on Sentiment and Valuation. An underweight in Norwegian energy company Equinor, adopted due to our negative views on Management, also dampened the Fund’s performance.

Q	Which individual stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A

During the Reporting Period, the Fund was helped by overweight positions in German payment processor Wirecard and Japanese personal care company Shiseido. Our positive views on Momentum and Sentiment resulted in the Fund’s overweight in Wirecard. The overweight in Shiseido was due to our positive views on Sentiment. The Fund’s underweight in U.K.-based British American Tobacco, assumed because of our negative views on Momentum and Sentiment, also contributed positively to relative performance.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A

Our country/currency selection strategy detracted from the Fund’s relative returns during the Reporting Period. The Fund was hindered most by its significant underweight versus the Index in Switzerland. Overweight positions in Italy and Singapore also diminished performance. Conversely, the Fund benefited from underweights in Belgium and Denmark as well as from an overweight in Norway.

We made our picks using our proprietary models, which, during the Reporting Period, were based on five investment themes specific to our country/currency strategy — Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. Momentum favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for various types of risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s macroeconomic environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A

During the Reporting Period, we shifted the Fund from an underweight position in Australia versus the Index to an overweight position. We changed the Fund from a rather neutral position relative to the Index in the Netherlands to an overweight position. Additionally, we increased the Fund’s underweight in France. We also moved the Fund from an overweight in Spain to a rather neutral position compared to the Index.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the energy, information technology,

15

PORTFOLIO RESULTS

materials and health care sectors. Compared to the Index, the Fund was underweight the real estate, consumer discretionary, consumer staples and industrials sectors. The Fund was relatively neutral versus the Index in the financials, utilities and communication services sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight relative to the Index in Japan, the Netherlands, Australia and Sweden. Compared to the Index, the Fund was underweight in France, Switzerland and the U.K. The Fund was relatively neutral to the Index in Norway, Italy, Portugal, Austria, Spain, Singapore, New Zealand, Hong Kong, Belgium, Finland, Germany, Ireland, Israel and Denmark at the end of the Reporting Period.

16

FUND BASICS

International Equity Insights Fund

as of October 31, 2018

PERFORMANCE REVIEW
November 1, 2017–October 31, 2018	Fund Total Return (based on NAV)[1]	MSCI® EAFE Standard Index (Net, USD, Unhedged)[2]
Class A	-8.71%	-6.85%
Class C	-9.45	-6.85
Institutional	-8.48	-6.85
Service	-8.92	-6.85
Investor	-8.52	-6.85
Class R	-9.01	-6.85
Class R6	-8.48	-6.85

April 16, 2018–October 31, 2018
Class P	-11.46%	-9.73%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The unmanaged MSCI® EAFE Standard Index (Net, USD, Unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. As of October 31, 2018, the MSCI® EAFE Standard Index (Net, USD, Unhedged) consists of the following 21 developed countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The MSCI® EAFE Standard Index (Net, USD, Unhedged) figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-3.38%	5.40%	4.87%	3.92%	8/15/97
Class C	0.52	5.82	4.69	3.52	8/15/97
Institutional	2.62	7.03	5.89	4.70	8/15/97
Service	2.12	6.49	5.36	4.19	8/15/97
Investor	2.55	6.87	5.73	1.84	11/30/07
Class P	N/A	N/A	N/A	-2.68	4/16/18
Class R	2.04	6.35	5.23	1.36	11/30/07
Class R6	2.63	N/A	N/A	7.66	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Service, Investor, Class P, Class R and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

17

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.19%	1.30%
Class C	1.94	2.05
Institutional	0.85	0.91
Service	1.35	1.41
Investor	0.94	1.05
Class P	0.84	0.90
Class R	1.44	1.55
Class R6	0.84	0.90

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus, as supplemented, for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/18[5,6]
Holding	% of Net Assets	Line of Business	Country
BP plc ADR	1.7%	Energy	United Kingdom
Roche Holding AG	1.5	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
AIA Group Ltd.	1.2	Insurance	Hong Kong
Eni SpA	1.2	Energy	Italy
ASML Holding NV	1.1	Semiconductors & Semiconductor Equipment	Netherlands
Wesfarmers Ltd.	1.1	Food & Staples Retailing	Australia
Sumitomo Mitsui Financial Group, Inc.	1.1	Banks	Japan
Mizuho Financial Group, Inc.	1.0	Banks	Japan
Royal Dutch Shell plc Class A	1.0	Energy	Netherlands
Woolworths Group Ltd.	1.0	Food & Staples Retailing	Australia

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
[6]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 1.4% of the Fund’s net assets as of 10/31/18.

18

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of October 31, 2018

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 1.4% of the Fund’s net assets at October 31, 2018. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

19

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Performance Summary

October 31, 2018

The following graph shows the value, as of October 31, 2018, of a $1,000,000 investment made on November 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Standard Index (Net, USD, Unhedged), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Service, Investor, Class P, Class R and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Equity Insights Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2008 through October 31, 2018.

Average Annual Total Return through October 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 15, 1997)
Excluding sales charges	-8.71%	3.87%	7.01%	3.72%
Including sales charges	-13.74%	2.70%	6.41%	3.45%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	-9.45%	3.09%	6.21%	3.05%
Including contingent deferred sales charges	-10.35%	3.09%	6.21%	3.05%

Institutional (Commenced August 15, 1997)	-8.48%	4.25%	7.42%	4.22%

Service (Commenced August 15, 1997)	-8.92%	3.75%	6.89%	3.71%

Investor (Commenced November 30, 2007)	-8.52%	4.13%	7.28%	0.96%

Class P (Commenced April 16, 2018)	N/A	N/A	N/A	-11.46%*

Class R (Commenced November 30, 2007)	-9.01%	3.61%	6.76%	0.47%

Class R6 (Commenced July 31, 2015)	-8.48%	N/A	N/A	4.38%

*	Total return for periods of less than one year represents cumulative total return.

20

PORTFOLIO RESULTS

Goldman Sachs International Small Cap Insights Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Small Cap Insights Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2018 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, Investor and R6 Shares generated average annual total returns, without sales charges, of -9.88%, -10.59%, -9.53%, -9.72% and -9.57%, respectively. These returns compare to the -7.81% average annual total return of the Fund’s benchmark, the MSCI EAFE Small Cap Index (Net, USD, Unhedged) (the “Index”), during the same period.

From their inception on April 16, 2018 through the end of the Reporting Period, the Fund’s Class P Shares generated a cumulative total return of -14.30% compared to the -13.44% cumulative total return of the Index.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	During the Reporting Period, four of our quantitative model’s six investment themes added to relative performance. However, the Fund underperformed the Index largely because of certain individual stock positions.

Q	What impact did the Fund’s investment themes have on performance during the Reporting Period?

A	In keeping with our investment approach, we use our quantitative model and six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

During the Reporting Period, four of our six investment themes added to the Fund’s relative returns. Sentiment and Momentum were our best performing themes. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. The Momentum theme seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Quality and Valuation also contributed positively. The Quality theme seeks to assess both firm and management quality. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Our Profitability and Management themes detracted from the Fund’s relative performance during the Reporting Period. The Profitability theme assesses whether a company is earning more than its cost of capital. The Management theme assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making sector or industry bets. The Fund is similar to the Index in terms of its sector and industry allocations and style. Changes in its sector or industry weights generally did not have a meaningful impact on relative performance.

21

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. The Fund’s investments are selected using fundamental research and a variety of quantitative techniques based on our investment themes. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the Index.

During the Reporting Period, certain individual stock positions detracted from relative returns, including investments in the industrials, information technology and consumer discretionary sectors. The Fund benefited from stock selection in the energy, consumer staples and health care sectors.

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A	In terms of individual stock positions, the Fund was hurt by overweights relative to the Index in Dialog Semiconductor, Air France-KLM and Siltronic. We decided to overweight U.K.-based manufacturer Dialog Semiconductor because of our positive views on Valuation and Sentiment. The Fund was overweight French-Dutch airline holding company Air France-KLM due to our positive views on Sentiment and Valuation. Our positive views on Valuation and Quality led us to overweight Siltronic, a German manufacturer of silicon wafers.

Q	Which individual stock positions contributed most to the Fund’s relative results during the Reporting Period?

A	During the Reporting Period, the Fund was helped by its overweight positions in DNO, a Norwegian oil and gas operator; Swedish Orphan Biovitrum, a specialty biopharmaceutical company; and GN Store Nord, a Danish manufacturer of hearing aids and headsets. We adopted the overweight in DNO because of our positive views on Sentiment and Quality. The overweight in Swedish Orphan Biovitrum was based on our positive views on Momentum and Valuation. Our positive views on Sentiment and Momentum resulted in the overweight in GN Store Nord.

Q	What impact did country selection have on the Fund’s relative performance during the Reporting Period?

A	To construct the portfolio, we focus on security selection rather than on making country bets. As a result, the Fund is similar to the Index in terms of its country allocation; changes in its country weightings are generally the result of our stock picking.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of futures contracts. The use of these derivatives did not have a material impact on Fund results during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we moved the Fund from rather neutral positions versus the Index in Japan and Switzerland to overweight positions. We shifted the Fund from an overweight position in Australia to a relatively neutral position relative to the Index. Also, we changed the Fund’s rather neutral position in Singapore to an underweight position compared to the Index.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight relative to the Index in the consumer staples, health care, information technology and energy sectors. Compared to the Index, the Fund was underweight the industrials, materials, real estate, financials and consumer discretionary sectors. The Fund was relatively neutral compared to the Index in the utilities and communication services sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight Japan, Germany, Norway and Switzerland relative to the Index. Compared to the Index, the Fund was underweight the U.K., Singapore and Israel. It was relatively neutral compared to the Index in Finland, Italy, Denmark, Australia, Spain, France, the Netherlands, Portugal, Sweden, Austria, Hong Kong, New Zealand, Belgium and Ireland at the end of the Reporting Period.

22

FUND BASICS

International Small Cap Insights Fund

as of October 31, 2018

PERFORMANCE REVIEW
November 1, 2017–October 31, 2018	Fund Total Return (based on NAV)[1]	MSCI® EAFE Small Cap Index (Net, USD, Unhedged)[2]
Class A	-9.88%	-7.81%
Class C	-10.59	-7.81
Institutional	-9.53	-7.81
Investor	-9.72	-7.81
Class R6	-9.57	-7.81

April 16, 2018–October 31, 2018
Class P	-14.30%	-13.44%

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI® EAFE Small Cap Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI® EAFE Small Cap Index (Net, USD, Unhedged) selects the most liquid securities across developed markets relative to their market capitalization, and targets for index inclusion 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country. Its returns include net reinvested dividends but, unlike Fund returns, do not reflect the payment of sales commissions or other expenses incurred in the purchase or sale of the securities included in the MSCI® EAFE Small Cap Index (Net, USD, Unhedged). It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/18	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-3.75%	6.48%	10.04%	4.70%	9/28/07
Class C	0.11	6.89	9.85	4.47	9/28/07
Institutional	2.25	8.13	11.11	5.66	9/28/07
Investor	2.10	7.97	N/A	11.42	8/31/10
Class P	N/A	N/A	N/A	-4.74	4/16/18
Class R6	2.34	N/A	N/A	9.03	7/31/15

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Effective July 30, 2018, Class C Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is ten years after the purchase date. The Since Inception returns for Class C Shares do not reflect the conversion to Class A Shares after the first ten years of performance. Because Institutional, Investor, Class P and Class R6 Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

23

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.29%	1.33%
Class C	2.04	2.08
Institutional	0.90	0.94
Investor	1.04	1.08
Class P	0.89	0.93
Class R6	0.89	0.93

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to contractual arrangements, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2019, with respect to all share classes except Class P Shares, and through April 16, 2019 with respect to Class P Shares, and prior to such dates, the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/18[5,6]
Holding	% of Net Assets	Line of Business	Country
ASR Nederland NV	1.2%	Insurance	Netherlands
Rheinmetall AG	1.1	Capital Goods	Germany
Flughafen Zurich AG (Registered)	1.0	Transportation	Switzerland
GN Store Nord A/S	1.0	Health Care Equipment & Services	Denmark
Valmet OYJ	1.0	Capital Goods	Finland
Lagardere SCA	0.9	Media & Entertainment	France
Logitech International SA (Registered)	0.9	Technology Hardware & Equipment	Switzerland
Merlin Properties Socimi SA	0.8	Real Estate	Spain
OKUMA Corp.	0.8	Capital Goods	Japan
Kewpie Corp.	0.8	Food, Beverage & Tobacco	Japan

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
[6]	The Fund’s overall top 10 holdings differ from the table above due to the exclusion of the Goldman Sachs Financial Square Government Fund (a short-term investment fund), which represents approximately 2.3% of the Fund’s net assets as of 10/31/18.

24

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of October 31, 2018

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 2.3% of the Fund’s net assets at October 31, 2018. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

25

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Performance Summary

October 31, 2018

The following graph shows the value, as of October 31, 2018, of a $1,000,000 investment made on November 1, 2008 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI® EAFE Small Cap Index (Net, USD, Unhedged), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations may cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Investor, Class P and Class R6 Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Small Cap Insights Fund’s 10 Year Performance

Performance of a $1,000,000 Investment, with distributions reinvested, from November 1, 2008 through October 31, 2018.

Average Annual Total Return through October 31, 2018	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced September 28, 2007)
Excluding sales charges	-9.88%	4.69%	12.28%	4.20%
Including sales charges	-14.84%	3.51%	11.64%	3.67%

Class C (Commenced September 28, 2007)
Excluding contingent deferred sales charges	-10.59%	3.90%	11.47%	3.44%
Including contingent deferred sales charges	-11.49%	3.90%	11.47%	3.44%

Institutional (Commenced September 28, 2007)	-9.53%	5.10%	12.73%	4.62%

Investor (Commenced August 31, 2010)	-9.72%	4.95%	N/A	9.86%

Class P (Commenced April 16, 2018)	N/A	N/A	N/A	-14.30%*

Class R6 (Commenced July 31, 2015)	-9.57%	N/A	N/A	5.31%

*	Total return for periods of less than one year represents cumulative total return.

26

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2018

Shares	Description	Value
Common Stocks – 98.6%
Brazil – 6.5%
892,600	Ambev SA ADR (Food, Beverage & Tobacco)	$3,864,958
89,600	Banco BTG Pactual SA (Diversified Financials)*	475,989
568,700	Banco do Estado do Rio Grande do Sul SA (Preference) Class B (Banks)(a)	3,034,900
1,107,100	Banco Santander Brasil SA ADR (Banks)(b)	12,543,443
251,200	Bradespar SA (Preference) (Materials)(a)	2,332,788
794,500	Braskem SA (Preference) Class A (Materials)(a)	11,133,461
227,700	Cia Brasileira de Distribuicao (Preference) (Food & Staples Retailing)*(a)	4,785,891
212,600	Cia de Transmissao de Energia Eletrica Paulista (Preference) (Utilities)(a)	3,733,282
374,725	Cia Paranaense de Energia (Preference) (Utilities)(a)	2,641,149
44,900	Construtora Tenda SA (Consumer Durables & Apparel)*	344,215
220,000	Cosan SA (Energy)	1,906,489
802,500	EDP – Energias do Brasil SA (Utilities)	3,018,944
671,100	Estacio Participacoes SA (Consumer Services)	4,171,045
577,200	Hypera SA (Pharmaceuticals, Biotechnology & Life Sciences)*	4,618,841
4,299,270	Itausa – Investimentos Itau SA (Preference) (Banks)(a)	12,985,032
327,600	Odontoprev SA (Health Care Equipment & Services)	1,163,744
775,900	Petroleo Brasileiro SA (Preference) (Energy)*(a)	5,758,527
935,750	Porto Seguro SA (Insurance)*	13,673,542
660,899	SLC Agricola SA (Food, Beverage & Tobacco)	10,136,804
550,000	Telefonica Brasil SA ADR (Telecommunication Services)	6,380,000
573,120	TIM Participacoes SA ADR (Telecommunication Services)*	8,866,166
1,364,825	Transmissora Alianca de Energia Eletrica SA (Utilities)	8,163,645

		125,732,855

Chile – 0.0%
17,057	Sociedad Quimica y Minera de Chile SA ADR (Materials)(b)	747,267

China – 31.7%
278,500	Alibaba Group Holding Ltd. ADR (Retailing)*	39,624,980
415,500	Anhui Conch Cement Co. Ltd. Class H (Materials)	2,153,595

Common Stocks – (continued)
China – (continued)
272,000	Asia Cement China Holdings Corp. (Materials)	233,608
4,279,000	Bank of China Ltd. Class H (Banks)	1,823,031
21,223,000	Bank of Communications Co. Ltd. Class H (Banks)	15,943,920
3,214,333	Baoshan Iron & Steel Co. Ltd. Class A (Materials)	3,547,891
949,000	Beijing Enterprises Holdings Ltd. (Utilities)	5,145,440
1,868,000	China BlueChemical Ltd. Class H (Materials)	640,350
12,662,000	China CITIC Bank Corp. Ltd. Class H (Banks)	7,848,347
1,648,000	China Communications Services Corp. Ltd. Class H (Telecommunication Services)	1,335,491
70,809,000	China Construction Bank Corp. Class H (Banks)	56,190,279
2,536,000	China Foods Ltd. (Food, Beverage & Tobacco)	1,190,798
385,000	China Lilang Ltd. (Consumer Durables & Apparel)	317,453
8,213,000	China Medical System Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	9,809,971
4,957,000	China Merchants Bank Co. Ltd. Class H (Banks)	19,140,826
424,300	China Minsheng Banking Corp. Ltd. Class H (Banks)	313,302
5,626,500	China Mobile Ltd. (Telecommunication Services)	52,708,367
2,838,727	China Petroleum & Chemical Corp. Class A (Energy)	2,567,752
45,722,000	China Petroleum & Chemical Corp. Class H (Energy)	37,244,054
998,000	China Resources Gas Group Ltd. (Utilities)	3,825,285
1,386,000	China Shineway Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,618,600
2,419,000	China Taiping Insurance Holdings Co. Ltd. (Insurance)	8,125,375
3,273,000	CITIC Telecom International Holdings Ltd. (Telecommunication Services)	1,027,761
18,828,000	CNOOC Ltd. (Energy)	32,063,707
3,054,000	CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	6,507,486
2,095,500	ENN Energy Holdings Ltd. (Utilities)	17,880,008
12,778,000	Fosun International Ltd. (Capital Goods)	18,747,112
732,000	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. Class H (Pharmaceuticals, Biotechnology & Life Sciences)	2,672,154

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
China – (continued)
3,626,660	HLA Corp. Ltd. Class A (Consumer Durables & Apparel)	$4,041,228
198,502	Huadong Medicine Co. Ltd. Class A (Health Care Equipment & Services)	1,021,870
67,764,000	Industrial & Commercial Bank of China Ltd. Class H (Banks)	45,976,050
672,000	Kunlun Energy Co. Ltd. (Energy)	764,592
2,566,000	Li Ning Co. Ltd. (Consumer Durables & Apparel)*	2,413,818
352,940	Livzon Pharmaceutical Group, Inc. Class H (Pharmaceuticals, Biotechnology & Life Sciences)	1,031,435
1,668,000	Lonking Holdings Ltd. (Capital Goods)	376,076
18,598,500	Luye Pharma Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)(b)(c)	14,436,557
17,810,000	Maanshan Iron & Steel Co. Ltd. Class H (Materials)	9,591,207
17,172,000	PetroChina Co. Ltd. Class H (Energy)	12,347,075
4,695,000	PICC Property & Casualty Co. Ltd. Class H (Insurance)	4,563,730
162,781	Ping An Insurance Group Co. of China Ltd. Class A (Insurance)	1,495,541
5,179,000	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	48,962,431
1,214,000	Shanghai Industrial Holdings Ltd. (Capital Goods)	2,556,674
542,000	Shenzhen Expressway Co. Ltd. Class H (Transportation)	499,540
4,570,500	Shimao Property Holdings Ltd. (Real Estate)	9,005,896
601,500	Sinopec Engineering Group Co. Ltd. Class H (Capital Goods)	560,330
5,138,000	Sinopec Shanghai Petrochemical Co. Ltd. Class H (Materials)	2,257,863
1,159,000	Sinotrans Ltd. Class H (Transportation)	405,452
1,492,500	Sinotruk Hong Kong Ltd. (Capital Goods)	2,158,113
2,351,200	Tencent Holdings Ltd. (Media & Entertainment)	80,550,381
5,394,336	Weichai Power Co. Ltd. Class A (Capital Goods)	5,789,174
5,061,000	Weichai Power Co. Ltd. Class H (Capital Goods)	5,003,310
1,656,000	West China Cement Ltd. (Materials)	245,854
1,422,500	Xtep International Holdings Ltd. (Consumer Durables & Apparel)	780,383
1,140,000	Yanzhou Coal Mining Co. Ltd. Class H (Energy)	1,084,233
2,017,000	YiChang HEC ChangJiang Pharmaceutical Co. Ltd. Class H (Pharmaceuticals, Biotechnology & Life Sciences)(c)	6,912,986

Common Stocks – (continued)
China – (continued)
792,000	Yuexiu Transport Infrastructure Ltd. (Transportation)	634,745

		615,713,487

Colombia – 1.0%
811,078	Ecopetrol SA ADR (Energy)	18,865,674
78,959	Interconexion Electrica SA ESP (Utilities)	293,322

		19,158,996

Greece – 0.3%
209,782	Motor Oil Hellas Corinth Refineries SA (Energy)	4,966,040

Hong Kong – 0.9%
1,292,000	Haier Electronics Group Co. Ltd. (Consumer Durables & Apparel)*	2,713,174
7,150,000	Lee & Man Paper Manufacturing Ltd. (Materials)	6,138,862
3,088,000	Nine Dragons Paper Holdings Ltd. (Materials)	2,957,344
6,062,000	Xinyi Glass Holdings Ltd. (Automobiles & Components)	6,018,910

		17,828,290

Hungary – 0.2%
314,077	MOL Hungarian Oil & Gas plc (Energy)	3,293,179

India – 11.1%
58,196	Bajaj Holdings & Investment Ltd. (Diversified Financials)	2,216,214
296,587	Biocon Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,644,321
4,070,790	GAIL India Ltd. (Utilities)	20,624,562
25,934	Graphite India Ltd. (Capital Goods)	333,908
1,678,004	HCL Technologies Ltd. (Software & Services)	23,988,837
210,432	Hexaware Technologies Ltd. (Software & Services)	955,454
4,706,193	Infosys Ltd. ADR (Software & Services)	44,567,648
379,871	ITC Ltd. (Food, Beverage & Tobacco)	1,439,535
6,573,085	JSW Steel Ltd. (Materials)	30,177,859
332,920	Jubilant Life Sciences Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,991,814
1,141,109	KPIT Technologies Ltd. (Software & Services)	3,420,651
303,504	Mindtree Ltd. (Software & Services)	3,497,399
637,291	Mphasis Ltd. (Software & Services)	8,519,540
9,201	Nestle India Ltd. (Food, Beverage & Tobacco)	1,261,846

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
India – (continued)
42,861	NIIT Technologies Ltd. (Software & Services)	$711,831
1,637,146	Oil & Natural Gas Corp. Ltd. (Energy)	3,391,268
20,608	Page Industries Ltd. (Consumer Durables & Apparel)	8,215,102
81,264	Persistent Systems Ltd. (Software & Services)	622,291
45,067	Pfizer Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,779,456
12,751	Sanofi India Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,000,995
1,140,246	Tata Consultancy Services Ltd. (Software & Services)	29,892,073
895,443	Tech Mahindra Ltd. (Software & Services)	9,019,134
14,530	Torrent Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	328,164
259,827	VIP Industries Ltd. (Consumer Durables & Apparel)	1,557,422
179,562	Wipro Ltd. (Software & Services)	803,849
221,800	WNS Holdings Ltd. ADR (Software & Services)*	11,132,142

		215,093,315

Indonesia – 2.5%
20,570,500	Adaro Energy Tbk. PT (Energy)	2,235,315
18,565,800	Bank Mandiri Persero Tbk. PT (Banks)	8,342,015
23,297,700	Bank Negara Indonesia Persero Tbk. PT (Banks)	11,249,220
57,768,500	Bank Rakyat Indonesia Persero Tbk. PT (Banks)	11,989,744
16,665,200	Bukit Asam Tbk. PT (Energy)	4,680,368
999,900	Gudang Garam Tbk. PT (Food, Beverage & Tobacco)	4,766,522
6,169,700	Hanjaya Mandala Sampoerna Tbk. PT (Food, Beverage & Tobacco)	1,518,459
1,406,000	Indo Tambangraya Megah Tbk. PT (Energy)	2,303,746
6,008,700	Perusahaan Gas Negara Persero Tbk. (Utilities)	879,997

		47,965,386

Luxembourg – 0.4%
270,800	Ternium SA ADR (Materials)	8,622,272

Malaysia – 1.2%
3,056,300	Hartalega Holdings Bhd. (Health Care Equipment & Services)	4,572,626
3,694,400	Malaysia Airports Holdings Bhd. (Transportation)	7,343,316
5,644,300	Supermax Corp. Bhd. (Health Care Equipment & Services)	4,301,499

Common Stocks – (continued)
Malaysia – (continued)
4,338,000	Top Glove Corp. Bhd. (Health Care Equipment & Services)	6,167,948
1,856,700	Westports Holdings Bhd. (Transportation)	1,514,416

		23,899,805

Mexico – 2.1%
2,082,638	Alfa SAB de CV Class A (Capital Goods)	2,195,084
143,000	Bolsa Mexicana de Valores SAB de CV (Diversified Financials)	215,486
653,414	Grupo Aeroportuario del Centro Norte SAB de CV (Transportation)	3,419,018
899,181	Megacable Holdings SAB de CV (Media & Entertainment)	3,987,015
90,835	Promotora y Operadora de Infraestructura SAB de CV (Transportation)	826,641
11,713,800	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	29,917,022

		40,560,266

Philippines – 0.2%
48,330	Globe Telecom, Inc. (Telecommunication Services)	1,887,855
2,074,000	Semirara Mining & Power Corp. (Energy)	1,084,697

		2,972,552

Poland – 1.7%
140,849	Asseco Poland SA (Software & Services)	1,772,240
146,193	Grupa Lotos SA (Energy)	2,636,036
2,892,371	Powszechny Zaklad Ubezpieczen SA (Insurance)	29,476,087

		33,884,363

Russia – 5.2%
6,360,600	Alrosa PJSC (Materials)	9,645,856
950,814	Evraz plc (Materials)	6,587,915
413,890,000	Federal Grid Co. Unified Energy System PJSC (Utilities)	961,254
80,225	Globaltrans Investment plc GDR (Transportation)	786,205
17,150,000	Inter RAO UES PJSC (Utilities)	1,037,619
542,815	LUKOIL PJSC ADR (Energy)	40,515,711
12,162,200	Magnitogorsk Iron & Steel Works PJSC (Materials)	8,842,497
418,794	Novolipetsk Steel PJSC GDR (Materials)	10,084,195
790,020	Severstal PJSC GDR (Materials)	12,263,416
146,490	Tatneft PJSC ADR (Energy)(b)	10,400,790

		101,125,458

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Singapore – 0.0%
118,100	BOC Aviation Ltd. (Capital Goods)(c)	$846,548

South Africa – 5.0%
240,100	Absa Group Ltd. (Banks)	2,426,041
174,161	African Rainbow Minerals Ltd. (Materials)	1,474,392
45,900	Assore Ltd. (Materials)	958,727
58,828	Astral Foods Ltd. (Food, Beverage & Tobacco)	789,478
254,796	Clicks Group Ltd. (Food & Staples Retailing)	3,247,019
50,552	Exxaro Resources Ltd. (Energy)	517,039
533,221	Growthpoint Properties Ltd. (REIT)	818,672
194,214	Kumba Iron Ore Ltd. (Materials)	3,807,904
416,588	Mr Price Group Ltd. (Retailing)	6,522,605
174,534	Naspers Ltd. Class N (Media & Entertainment)	30,613,420
593,220	Nedbank Group Ltd. (Banks)	10,028,475
2,109,803	Netcare Ltd. (Health Care Equipment & Services)	3,541,309
7,888,302	Old Mutual Ltd. (Insurance)	12,127,661
13,034	Santam Ltd. (Insurance)	273,212
718,092	Standard Bank Group Ltd. (Banks)	7,955,898
2,089,138	Truworths International Ltd. (Retailing)	11,443,777

		96,545,629

South Korea – 14.6%
6,987	Ahnlab, Inc. (Software & Services)	249,880
112,095	BH Co. Ltd. (Technology Hardware & Equipment)*	1,578,351
7,993	Binggrae Co. Ltd. (Food, Beverage & Tobacco)	497,570
32,754	Cell Biotech Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	718,839
193,511	Cheil Worldwide, Inc. (Media & Entertainment)	3,861,393
32,661	Chong Kun Dang Pharmaceutical Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	2,495,755
18,792	F&F Co. Ltd. (Consumer Durables & Apparel)	864,258
129,648	Fila Korea Ltd. (Consumer Durables & Apparel)	4,801,448
92,579	Hana Financial Group, Inc. (Banks)	3,118,582
20,277	Hanall Biopharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	424,712
121,178	Handsome Co. Ltd. (Consumer Durables & Apparel)	3,870,720

Common Stocks – (continued)
South Korea – (continued)
464,572	Hotel Shilla Co. Ltd. (Retailing)	29,278,991
96,007	Huons Global Co. Ltd. (Health Care Equipment & Services)	3,305,817
39,987	Il Dong Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	671,526
83,504	JYP Entertainment Corp. (Media & Entertainment)*	2,104,858
183,083	KB Financial Group, Inc. (Banks)	7,624,350
45,176	Kginicis Co. Ltd. (Software & Services)	558,348
231,069	Korea Gas Corp. (Utilities)*	10,600,108
225,551	KT&G Corp. (Food, Beverage & Tobacco)	20,112,677
107,670	Kumho Petrochemical Co. Ltd. (Materials)	8,179,404
100,855	LF Corp. (Consumer Durables & Apparel)	1,943,048
79,815	LOTTE Fine Chemical Co. Ltd. (Materials)	2,870,147
167,735	Meritz Fire & Marine Insurance Co. Ltd. (Insurance)	2,683,802
31,343	NICE Information Service Co. Ltd. (Commercial & Professional Services)	299,982
78,570	POSCO (Materials)	17,984,121
27,328	Samjin Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	890,702
10,748	Samsung C&T Corp. (Capital Goods)	1,028,668
2,408,546	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	90,165,831
391,300	Samsung Electronics Co. Ltd. (Preference) (Technology Hardware & Equipment)(a)	12,345,808
49,892	Samsung Life Insurance Co. Ltd. (Insurance)	4,036,541
151,167	Samsung SDS Co. Ltd. (Software & Services)	25,714,025
4,811	Samyang Foods Co. Ltd. (Food, Beverage & Tobacco)	257,874
9,573	Shinsegae, Inc. (Retailing)	2,185,726
52,545	SK Telecom Co. Ltd. (Telecommunication Services)	12,346,003
126,401	Whanin Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,893,646
36,012	Youngone Corp. (Consumer Durables & Apparel)	1,132,965

		282,696,476

Taiwan – 9.6%
406,653	Acter Co. Ltd. (Capital Goods)	2,118,001
1,032,000	Arcadyan Technology Corp. (Technology Hardware & Equipment)	1,687,848

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Taiwan – (continued)
2,884,000	Ardentec Corp. (Semiconductors & Semiconductor Equipment)	$2,515,672
59,000	Catcher Technology Co. Ltd. (Technology Hardware & Equipment)	596,560
18,609,000	Cathay Financial Holding Co. Ltd. (Insurance)	29,545,025
1,193,000	Chailease Holding Co. Ltd. (Diversified Financials)	3,421,717
4,771,000	China Development Financial Holding Corp. (Banks)	1,536,159
421,000	Coretronic Corp. (Technology Hardware & Equipment)	579,334
3,284,000	CTBC Financial Holding Co. Ltd. (Banks)	2,199,068
2,197,000	Far Eastern Department Stores Ltd. (Retailing)	1,098,856
2,010,000	Far Eastern New Century Corp. (Capital Goods)	2,021,694
819,000	Far EasTone Telecommunications Co. Ltd. (Telecommunication Services)	1,951,664
1,614,000	Formosa Plastics Corp. (Materials)	5,277,912
405,000	Formosa Taffeta Co. Ltd. (Consumer Durables & Apparel)	441,465
4,834,000	Gigabyte Technology Co. Ltd. (Technology Hardware & Equipment)	6,355,688
2,422,000	Grand Pacific Petrochemical (Materials)	1,639,337
1,098,000	Greatek Electronics, Inc. (Semiconductors & Semiconductor Equipment)	1,370,688
899,000	Holy Stone Enterprise Co. Ltd. (Technology Hardware & Equipment)	2,836,444
992,000	Huaku Development Co. Ltd. (Real Estate)	2,017,866
17,254,000	Inventec Corp. (Technology Hardware & Equipment)	13,944,707
840,000	Kinik Co. (Capital Goods)	1,439,729
824,200	Lien Hwa Industrial Corp. (Food, Beverage & Tobacco)	812,697
3,642,000	Micro-Star International Co. Ltd. (Technology Hardware & Equipment)	8,113,188
563,000	Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	2,490,671
1,174,000	Oriental Union Chemical Corp. (Materials)	1,065,346
1,312,000	President Chain Store Corp. (Food & Staples Retailing)	14,841,555
2,911,800	Ruentex Industries Ltd. (Consumer Durables & Apparel)*	7,316,524

Common Stocks – (continued)
Taiwan – (continued)
36,000	St Shine Optical Co. Ltd. (Health Care Equipment & Services)	642,680
672,000	Taichung Commercial Bank Co. Ltd. (Banks)	221,754
1,142,200	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	43,517,820
1,794,000	Taiwan Styrene Monomer (Materials)	1,336,999
130,000	TTY Biopharm Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	339,819
7,835,000	Uni-President Enterprises Corp. (Food, Beverage & Tobacco)	18,990,895
787,560	WPG Holdings Ltd. (Technology Hardware & Equipment)*	937,973
923,000	Zhen Ding Technology Holding Ltd. (Technology Hardware & Equipment)	2,111,801

		187,335,156

Thailand – 2.8%
3,151,100	Airports of Thailand PCL (Transportation)	6,057,770
782,800	Bangkok Chain Hospital PCL (Health Care Equipment & Services)	461,252
353,800	Electricity Generating PCL (Utilities)	2,468,166
4,951,800	Esso Thailand PCL (Energy)	2,164,429
163,700	Glow Energy PCL (Utilities)	413,712
4,514,800	Home Product Center PCL (Retailing)	2,033,177
50,194,100	IRPC PCL (Energy)	9,242,846
1,820,800	Kiatnakin Bank PCL (Banks)	3,917,901
1,088,500	Krungthai Card PCL (Diversified Financials)	1,143,320
560,697	PTT Global Chemical PCL (Materials)	1,302,373
14,414,000	PTT PCL (Energy)	21,751,733
1,502,800	Siamgas & Petrochemicals PCL (Energy)	480,518
1,051,800	Thanachart Capital PCL (Banks)	1,673,679
754,100	Tisco Financial Group PCL (Banks)	1,794,117

		54,904,993

Turkey – 0.6%
5,362,173	Eregli Demir ve Celik Fabrikalari TAS (Materials)	8,701,772
1,186,335	Turkcell Iletisim Hizmetleri A/S (Telecommunication Services)	2,414,126

		11,115,898

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
United Arab Emirates – 0.0%
357,327	Abu Dhabi Commercial Bank PJSC (Banks)	$787,179

United Kingdom – 1.0%
804,095	Mondi Ltd. (Materials)	19,244,896

TOTAL COMMON STOCKS
(Cost $1,984,526,978)		$1,915,040,306

Shares	Dividend Rate	Value
Investment Company(d) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
3,324	2.102%	$3,324
(Cost $ $3,324)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,984,530,302)		$1,915,043,630

Securities Lending Reinvestment Vehicle(d) – 0.7%
Goldman Sachs Financial Square Government Fund – Institutional Shares
13,774,705	2.102%	$13,774,705
(Cost $13,774,705)

TOTAL INVESTMENTS – 99.3%
(Cost $1,998,305,007)		$1,928,818,335

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		13,958,079

NET ASSETS – 100.0%		$1,942,776,414

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(b)	All or a portion of security is on loan.
(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $22,196,091, which represents approximately 1.1% of net assets as of October 31, 2018. The liquidity determination is unaudited.
(d)	Represents an Affiliated Issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
REIT	—Real Estate Investment Trust

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments

October 31, 2018

Shares	Description	Value
Common Stocks – 96.6%
Australia – 8.7%
64,875	Altium Ltd. (Software & Services)	$1,011,362
6,325,256	Alumina Ltd. (Materials)	11,479,285
51,462	Aristocrat Leisure Ltd. (Consumer Services)	969,747
215,876	ASX Ltd. (Diversified Financials)	9,066,937
3,965,255	Beach Energy Ltd. (Energy)	4,939,112
373,589	BHP Billiton Ltd. (Materials)	8,620,063
536,272	BHP Billiton plc (Materials)	10,697,924
1,629,765	BlueScope Steel Ltd. (Materials)	16,706,104
702,280	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	4,942,438
55,747	Cochlear Ltd. (Health Care Equipment & Services)	7,024,857
1,243,833	Crown Resorts Ltd. (Consumer Services)	11,067,473
57,297	Flight Centre Travel Group Ltd. (Consumer Services)	1,890,056
1,184,980	Goodman Group (REIT)	8,708,949
292,292	Iluka Resources Ltd. (Materials)	1,678,695
3,974,610	Insurance Australia Group Ltd. (Insurance)	19,223,853
53,820	Macquarie Group Ltd. (Diversified Financials)	4,488,168
3,944,442	Medibank Pvt Ltd. (Insurance)	7,820,909
2,221,873	Metcash Ltd. (Food & Staples Retailing)	4,342,557
248,158	Nine Entertainment Co. Holdings Ltd. (Media & Entertainment)	298,032
3,138,122	Qantas Airways Ltd. (Transportation)	12,181,417
69,093	Rio Tinto plc ADR (Materials)	3,405,594
3,564,817	Santos Ltd. (Energy)	16,731,740
186,107	SmartGroup Corp. Ltd. (Commercial & Professional Services)	1,317,913
143,440	SpeedCast International Ltd. (Telecommunication Services)	366,712
209,742	Super Retail Group Ltd. (Retailing)	1,075,604
384,955	Treasury Wine Estates Ltd. (Food, Beverage & Tobacco)	4,143,486
857,127	Wesfarmers Ltd. (Food & Staples Retailing)	28,386,084
1,250,826	Woolworths Group Ltd. (Food & Staples Retailing)	25,245,926

		227,830,997

Austria – 0.6%
269,366	OMV AG (Energy)	14,958,586

Belgium – 0.6%
188,514	UCB SA (Pharmaceuticals, Biotechnology & Life Sciences)	15,831,415

China – 0.7%
858,000	ENN Energy Holdings Ltd. (Utilities)	7,320,948
1,876,000	Fosun International Ltd. (Capital Goods)	2,752,354

Common Stocks – (continued)
China – (continued)
1,000,000	Tingyi Cayman Islands Holding Corp. (Food, Beverage & Tobacco)	1,481,650
766,000	Towngas China Co. Ltd. (Utilities)*	558,064
668,000	Uni-President China Holdings Ltd. (Food, Beverage & Tobacco)	649,856
6,473,400	Yangzijiang Shipbuilding Holdings Ltd. (Capital Goods)	5,804,548

		18,567,420

Denmark – 0.8%
80,626	GN Store Nord A/S (Health Care Equipment & Services)	3,420,047
382,003	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	16,497,394
14,635	Royal Unibrew A/S (Food, Beverage & Tobacco)	1,038,533
6,297	SimCorp A/S (Software & Services)	484,838

		21,440,812

Faroe Islands – 0.1%
41,779	Bakkafrost P/F (Food, Beverage & Tobacco)	2,347,140

Finland – 0.6%
169,132	Metsa Board OYJ (Materials)	1,479,148
116,724	Neste OYJ (Energy)	9,584,804
12,361	Tieto OYJ (Software & Services)	397,890
159,595	UPM-Kymmene OYJ (Materials)	5,130,780

		16,592,622

France – 5.7%
127,694	Arkema SA (Materials)	13,396,841
300,785	BNP Paribas SA (Banks)	15,675,119
4,003	Eiffage SA (Capital Goods)	390,941
344,819	Eutelsat Communications SA (Media & Entertainment)	6,984,169
148,658	Faurecia SA (Automobiles & Components)	7,206,695
43,007	Kering SA (Consumer Durables & Apparel)	19,116,116
112,514	Lagardere SCA (Media & Entertainment)	3,075,539
180,435	Legrand SA (Capital Goods)	11,782,578
13,047	L’Oreal SA (Household & Personal Products)	2,939,571
45,773	Rubis SCA (Utilities)	2,361,616
139,368	Safran SA (Capital Goods)	18,010,222
9,532	Sartorius Stedim Biotech (Pharmaceuticals, Biotechnology & Life Sciences)	1,181,118
320,896	Schneider Electric SE (Capital Goods)	23,204,343
101,063	Teleperformance (Commercial & Professional Services)	16,644,275
299,266	Vivendi SA (Media & Entertainment)	7,217,791

		149,186,934

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Germany – 7.5%
95,915	adidas AG (Consumer Durables & Apparel)	$22,555,741
100,331	Allianz SE (Registered) (Insurance)	20,900,949
14,070	Axel Springer SE (Media & Entertainment)	934,347
267,903	BASF SE (Materials)	20,558,489
19,574	CANCOM SE (Software & Services)	798,105
6,382	CompuGroup Medical SE (Health Care Equipment & Services)	360,488
124,825	Continental AG (Automobiles & Components)	20,569,401
287,233	Covestro AG (Materials)(a)	18,523,316
319,766	Deutsche Lufthansa AG (Registered) (Transportation)	6,418,704
540,530	Evotec AG (Pharmaceuticals, Biotechnology & Life Sciences)*(b)	10,654,788
141,876	Fresenius Medical Care AG & Co. KGaA (Health Care Equipment & Services)	11,139,607
90,250	Fresenius SE & Co. KGaA (Health Care Equipment & Services)	5,735,913
270,606	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	5,422,103
29,471	Jenoptik AG (Technology Hardware & Equipment)	892,057
12,300	MTU Aero Engines AG (Capital Goods)	2,611,684
16,995	Nemetschek SE (Software & Services)	2,234,123
702,238	ProSiebenSat.1 Media SE (Media & Entertainment)	16,215,721
6,325	Rheinmetall AG (Capital Goods)	547,389
110,493	Software AG (Software & Services)	4,946,736
119,256	Wirecard AG (Software & Services)	22,307,652

		194,327,313

Hong Kong – 2.7%
4,222,800	AIA Group Ltd. (Insurance)	32,123,037
973,000	CK Asset Holdings Ltd. (Real Estate)	6,332,039
740,000	CLP Holdings Ltd. (Utilities)	8,292,023
612,700	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	16,314,225
484,000	Shangri-La Asia Ltd. (Consumer Services)	661,142
247,500	Techtronic Industries Co. Ltd. (Consumer Durables & Apparel)	1,165,421
895,000	Wheelock & Co. Ltd. (Real Estate)	4,784,688

		69,672,575

Ireland – 0.0%
10,471	Paddy Power Betfair plc (Consumer Services)	903,730

Common Stocks – (continued)
Italy – 2.0%
3,209,503	A2A SpA (Utilities)	5,171,650
212,700	Enav SpA (Transportation)(a)	958,723
1,701,001	Eni SpA (Energy)	30,209,354
193,229	Italgas SpA (Utilities)	996,974
284,015	Moncler SpA (Consumer Durables & Apparel)	9,863,210
16,339	Reply SpA (Software & Services)	905,403
417,504	Saras SpA (Energy)	814,783
31,383	Technogym SpA (Consumer Durables & Apparel)(a)	342,712
6,254,115	Telecom Italia SpA (Telecommunication Services)*	3,678,386

		52,941,195

Japan – 28.4%
470,600	AEON Financial Service Co. Ltd. (Diversified Financials)	9,210,473
343,500	AGC, Inc. (Capital Goods)	11,251,147
103,500	Amada Holdings Co. Ltd. (Capital Goods)	975,057
34,400	ANA Holdings, Inc. (Transportation)	1,156,721
126,600	Aozora Bank Ltd. (Banks)	4,368,511
424,900	Asahi Kasei Corp. (Materials)	5,098,143
1,395,900	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	21,566,942
178,800	Benesse Holdings, Inc. (Consumer Services)	4,986,486
26,600	Central Japan Railway Co. (Transportation)	5,104,771
14,400	Cosmo Energy Holdings Co. Ltd. (Energy)	529,612
310,100	Credit Saison Co. Ltd. (Diversified Financials)	4,924,397
224,200	Dentsu, Inc. (Media & Entertainment)	10,398,358
93,600	East Japan Railway Co. (Transportation)	8,174,813
57,000	Ebara Corp. (Capital Goods)	1,660,197
188,200	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	15,673,377
108,400	Fancl Corp. (Household & Personal Products)	4,793,641
203,200	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	8,788,478
136,900	Fujitsu Ltd. (Software & Services)	8,328,777
43,300	Heiwa Corp. (Consumer Durables & Apparel)	990,273
32,100	Hitachi Construction Machinery Co. Ltd. (Capital Goods)	852,269
731,800	Hitachi Ltd. (Technology Hardware & Equipment)	22,371,269
106,300	Hoya Corp. (Health Care Equipment & Services)	6,014,008

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
1,164,300	ITOCHU Corp. (Capital Goods)	$21,593,071
644,400	Japan Exchange Group, Inc. (Diversified Financials)	11,541,674
917	Japan Retail Fund Investment Corp. (REIT)	1,693,694
863,300	JFE Holdings, Inc. (Materials)	16,222,768
2,824,700	JXTG Holdings, Inc. (Energy)	19,086,448
279,900	Kansai Electric Power Co., Inc. (The) (Utilities)	4,284,009
642,200	KDDI Corp. (Telecommunication Services)	15,541,144
69,800	Kewpie Corp. (Food, Beverage & Tobacco)	1,604,466
46,500	Komatsu Ltd. (Capital Goods)	1,210,974
189,900	Konami Holdings Corp. (Media & Entertainment)	7,244,727
253,300	Kyocera Corp. (Technology Hardware & Equipment)	13,709,330
206,900	Kyowa Hakko Kirin Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	4,007,001
17,300	Macnica Fuji Electronics Holdings, Inc. (Technology Hardware & Equipment)	250,103
20,400	Mandom Corp. (Household & Personal Products)	566,114
55,100	Marui Group Co. Ltd. (Retailing)	1,186,401
73,300	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	2,650,077
2,060,200	Mitsubishi Chemical Holdings Corp. (Materials)	16,060,075
228,200	Mitsubishi Gas Chemical Co., Inc. (Materials)	3,830,609
46,300	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	683,894
3,019,100	Mitsubishi UFJ Financial Group, Inc. (Banks)	18,273,081
14,868,400	Mizuho Financial Group, Inc. (Banks)	25,534,449
29,100	MS&AD Insurance Group Holdings, Inc. (Insurance)	874,084
43,700	NET One Systems Co. Ltd. (Software & Services)	914,916
38,700	Nichi-iko Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	527,180
282,300	Nikon Corp. (Consumer Durables & Apparel)	4,921,236
138	Nippon Building Fund, Inc. (REIT)	788,620
56,300	Nippon Paper Industries Co. Ltd. (Materials)	1,020,035
40,900	Nippon Shokubai Co. Ltd. (Materials)	2,638,766
293,900	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	12,120,030

Common Stocks – (continued)
Japan – (continued)
42,900	Nitto Denko Corp. (Materials)	2,680,181
22,900	Noevir Holdings Co. Ltd. (Household & Personal Products)	974,129
100,400	Nomura Research Institute Ltd. (Software & Services)	4,451,088
338,600	NTT Data Corp. (Software & Services)	4,347,114
74,400	OKUMA Corp. (Capital Goods)	3,714,836
526,100	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	11,939,117
603,500	ORIX Corp. (Diversified Financials)	9,831,620
304,900	Osaka Gas Co. Ltd. (Utilities)	5,575,401
79,800	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,816,672
1,282,500	Panasonic Corp. (Consumer Durables & Apparel)	13,763,092
411,300	Persol Holdings Co. Ltd. (Commercial & Professional Services)	7,803,031
19,400	Pola Orbis Holdings, Inc. (Household & Personal Products)	518,253
753,600	Ricoh Co. Ltd. (Technology Hardware & Equipment)	7,522,645
30,500	Round One Corp. (Consumer Services)	361,755
174,300	SAMTY Co. Ltd. (Real Estate)(b)	2,281,886
1,098,900	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	16,276,712
53,000	Sawai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,686,679
13,100	SCSK Corp. (Software & Services)	555,120
1,207,900	Sega Sammy Holdings, Inc. (Consumer Durables & Apparel)	15,509,811
17,200	Seiko Holdings Corp. (Consumer Durables & Apparel)	412,650
375,100	Seven & i Holdings Co. Ltd. (Food & Staples Retailing)	16,241,830
229,500	Shikoku Electric Power Co., Inc. (Utilities)	2,880,571
355,800	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	22,751,173
99,900	SoftBank Group Corp. (Telecommunication Services)	7,905,968
365,600	Sompo Holdings, Inc. (Insurance)	15,079,369
352,600	Sony Financial Holdings, Inc. (Insurance)	8,134,292
128,700	Sugi Holdings Co. Ltd. (Food & Staples Retailing)	5,892,624
2,596,700	Sumitomo Chemical Co. Ltd. (Materials)	13,007,883

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
1,240,500	Sumitomo Corp. (Capital Goods)	$18,814,264
98,500	Sumitomo Dainippon Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,058,032
440,400	Sumitomo Heavy Industries Ltd. (Capital Goods)	13,850,917
707,900	Sumitomo Mitsui Financial Group, Inc. (Banks)	27,562,156
188,200	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	7,477,847
27,500	Systena Corp. (Software & Services)	330,919
26,300	T&D Holdings, Inc. (Insurance)	420,424
188,800	Takara Holdings, Inc. (Food, Beverage & Tobacco)	2,648,605
43,700	Takashimaya Co. Ltd. (Retailing)	687,737
561,600	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	23,283,683
437,000	Teijin Ltd. (Materials)	7,576,140
48,100	THK Co. Ltd. (Capital Goods)	1,062,305
21,500	TIS, Inc. (Software & Services)	960,343
488,800	Tokio Marine Holdings, Inc. (Insurance)	23,028,414
69,000	Tokyo Dome Corp. (Consumer Services)	607,341
514,000	Tokyo Gas Co. Ltd. (Utilities)	12,640,752
179,200	Tosoh Corp. (Materials)	2,359,310
28,900	Toyota Motor Corp. (Automobiles & Components)	1,692,990
38,400	Ube Industries Ltd. (Materials)	836,455
763	United Urban Investment Corp. (REIT)	1,159,958
643,800	Yamaha Motor Co. Ltd. (Automobiles & Components)	15,225,751

		738,996,541

Luxembourg – 0.3%
310,313	ArcelorMittal (Materials)	7,743,231

Netherlands – 7.8%
709,979	ABN AMRO Group NV CVA (Banks)(a)	17,414,070
169,101	ASML Holding NV (Semiconductors & Semiconductor Equipment)	29,126,653
253,721	ASR Nederland NV (Insurance)	11,518,225
18,934	Euronext NV (Diversified Financials)(a)	1,165,056
1,044,539	Koninklijke Ahold Delhaize NV (Food & Staples Retailing)	23,910,033
219,764	Koninklijke DSM NV (Materials)	19,187,331
437,700	NN Group NV (Insurance)	18,794,022
49,009	NXP Semiconductors NV (Semiconductors & Semiconductor Equipment)	3,675,185

Common Stocks – (continued)
Netherlands – (continued)
1,999,444	Pharming Group NV (Pharmaceuticals, Biotechnology & Life Sciences)*(b)	2,166,481
218,609	Randstad NV (Commercial & Professional Services)	10,998,795
798,887	Royal Dutch Shell plc Class A (Energy)	25,373,796
630,997	Royal Dutch Shell plc Class B (Energy)	20,578,660
19,594	SBM Offshore NV (Energy)	337,612
345,331	Wolters Kluwer NV (Commercial & Professional Services)	19,592,205

		203,838,124

New Zealand – 0.1%
519,102	a2 Milk Co. Ltd. (Food, Beverage & Tobacco)*	3,561,911

Norway – 1.6%
168,860	Aker BP ASA (Energy)(b)	5,537,725
1,024,563	DNB ASA (Banks)	18,510,167
478,003	DNO ASA (Energy)	913,729
86,840	Equinor ASA (Energy)	2,246,230
90,949	Kongsberg Gruppen ASA (Capital Goods)(b)	1,493,327
233,679	Leroy Seafood Group ASA (Food, Beverage & Tobacco)	2,154,151
245,212	Marine Harvest ASA (Food, Beverage & Tobacco)	5,936,656
35,380	Salmar ASA (Food, Beverage & Tobacco)	1,867,560
46,794	SpareBank 1 SR-Bank ASA (Banks)	520,196
52,622	TGS NOPEC Geophysical Co. ASA (Energy)	1,757,822

		40,937,563

Portugal – 0.7%
269,128	EDP – Energias de Portugal SA (Utilities)	946,186
959,563	Galp Energia SGPS SA (Energy)	16,685,116

		17,631,302

Singapore – 1.2%
616,200	ComfortDelGro Corp. Ltd. (Transportation)	1,003,335
1,728,100	Oversea-Chinese Banking Corp. Ltd. (Banks)	13,424,668
534,900	Singapore Exchange Ltd. (Diversified Financials)	2,646,038
501,900	United Overseas Bank Ltd. (Banks)	8,873,842
405,400	Venture Corp. Ltd. (Technology Hardware & Equipment)	4,487,859

		30,435,742

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Spain – 2.9%
158,209	ACS Actividades de Construccion y Servicios SA (Capital Goods)	$5,923,576
3,188,824	Banco Bilbao Vizcaya Argentaria SA (Banks)	17,599,423
1,971,869	CaixaBank SA (Banks)(b)	7,979,585
463,361	Enagas SA (Energy)	12,285,307
34,959	Ence Energia y Celulosa SA (Materials)	293,650
330,245	Endesa SA (Utilities)	6,905,121
373,068	Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)	10,628,783
793,648	Merlin Properties Socimi SA (REIT)	9,944,470
447,179	Telefonica SA (Telecommunication Services)	3,668,236

		75,228,151

Sweden – 3.7%
317,506	Alfa Laval AB (Capital Goods)	8,101,202
107,066	Atlas Copco AB Class B (Capital Goods)*	2,452,168
95,217	Axfood AB (Food & Staples Retailing)	1,698,579
42,145	Biotage AB (Pharmaceuticals, Biotechnology & Life Sciences)	552,278
289,671	Elekta AB Class B (Health Care Equipment & Services)	3,673,526
311,534	Essity AB Class B (Household & Personal Products)	7,109,662
37,244	Holmen AB Class B (Materials)	852,648
320,360	Lundin Petroleum AB (Energy)	9,746,688
111,855	Sandvik AB (Capital Goods)	1,768,293
951,733	Skandinaviska Enskilda Banken AB Class A (Banks)	9,848,912
491,898	SKF AB Class B (Capital Goods)	7,886,171
910,845	SSAB AB Class B (Materials)	2,953,919
61,993	Swedbank AB Class A (Banks)	1,394,504
364,019	Swedish Match AB (Food, Beverage & Tobacco)	18,542,652
297,557	Swedish Orphan Biovitrum AB (Pharmaceuticals, Biotechnology & Life Sciences)*	6,073,952
1,521,678	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	13,248,883

		95,904,037

Switzerland – 5.3%
221,957	Adecco Group AG (Registered) (Commercial & Professional Services)	10,869,242
3,690	Barry Callebaut AG (Registered) (Food, Beverage & Tobacco)	7,212,391
10,738	Galenica AG (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	575,651

Common Stocks – (continued)
Switzerland – (continued)
331,977	Logitech International SA (Registered) (Technology Hardware & Equipment)	12,291,216
15,553	Oriflame Holding AG (Household & Personal Products)	367,157
159,285	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	38,763,981
89,900	Sonova Holding AG (Registered) (Health Care Equipment & Services)	14,661,276
124,000	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	1,884,087
4,497	Sunrise Communications Group AG (Telecommunication Services)*(a)	395,834
42,439	Swiss Life Holding AG (Registered) (Insurance)*	16,008,624
1,225	Tecan Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	276,345
129,538	Temenos AG (Registered) (Software & Services)*	17,803,330
56,654	Zurich Insurance Group AG (Insurance)*	17,590,014

		138,699,148

United Kingdom – 13.5%
614,245	3i Group plc (Diversified Financials)	6,877,894
63,452	Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)	972,683
202,571	Ashtead Group plc (Capital Goods)	5,000,842
183,370	Barratt Developments plc (Consumer Durables & Apparel)	1,202,719
102,269	Bellway plc (Consumer Durables & Apparel)	3,750,982
1,031,798	BP plc ADR (Energy)(c)	44,749,079
169,159	BTG plc (Pharmaceuticals, Biotechnology & Life Sciences)*	1,191,613
515,098	Burberry Group plc (Consumer Durables & Apparel)	11,919,039
48,537	Daily Mail & General Trust plc Class A (Media & Entertainment)	433,970
556,216	Diageo plc (Food, Beverage & Tobacco)	19,229,229
3,301,358	Direct Line Insurance Group plc (Insurance)	13,873,228
834,116	Experian plc (Commercial & Professional Services)	19,184,001
73,257	Fevertree Drinks plc (Food, Beverage & Tobacco)	2,600,679
1,309,405	Fiat Chrysler Automobiles NV (Automobiles & Components)*	19,927,095
415,922	Genel Energy plc (Energy)*(b)	1,153,640

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
343,720	Great Portland Estates plc (REIT)	$3,058,296
96,798	Halma plc (Technology Hardware & Equipment)	1,642,700
777,949	HSBC Holdings plc (Banks)	6,402,210
662,414	Imperial Brands plc (Food, Beverage & Tobacco)	22,437,703
1,696,044	International Consolidated Airlines Group SA (Transportation)	13,079,240
224,911	Intertek Group plc (Commercial & Professional Services)	13,475,844
3,882,726	Legal & General Group plc (Insurance)	12,459,193
87,196	Linde plc (Materials)	14,305,810
1,597,952	Lloyds Banking Group plc (Banks)	1,166,089
91,394	Mondi plc (Materials)	2,152,224
1,098,636	National Grid plc (Utilities)	11,606,041
209,665	Next plc (Retailing)	13,928,634
1,500,431	Pearson plc (Media & Entertainment)	17,236,871
229,407	Persimmon plc (Consumer Durables & Apparel)	6,714,085
369,974	Prudential plc (Insurance)	7,408,220
130,859	Rolls-Royce Holdings plc (Capital Goods)*	1,403,357
6,019,514	Rolls-Royce Holdings plc (Preference) (Capital Goods)*(d)	7,694
1,033,426	Smith & Nephew plc (Health Care Equipment & Services)	16,798,191
155,229	SSP Group plc (Consumer Services)	1,323,457
702,516	Tate & Lyle plc (Food, Beverage & Tobacco)	6,040,288
215,248	Unilever plc ADR (Household & Personal Products)	11,403,839
44,403	Victrex plc (Materials)	1,501,986
745,970	Vodafone Group plc ADR (Telecommunication Services)(c)	14,121,212

		351,739,877

United States – 1.1%
207,332	Carnival plc ADR (Consumer Services)(b)(c)	11,508,999
7,858	Ferguson plc (Capital Goods)	529,783
165,055	QIAGEN NV (Pharmaceuticals, Biotechnology & Life Sciences)*	5,991,286
59,874	Shire plc ADR (Pharmaceuticals, Biotechnology & Life Sciences)	10,885,093

		28,915,161

TOTAL COMMON STOCKS
(Cost $2,677,361,977)		$2,518,231,527

Shares	Dividend Rate	Value
Investment Company(e) – 0.0%
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,516	2.102%	$2,516
(Cost $ $2,516)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,677,364,493)		$2,518,234,043

Securities Lending Reinvestment Vehicle(e) – 1.4%
Goldman Sachs Financial Square Government Fund – Institutional Shares
37,685,400	2.102%	$37,685,400
(Cost $37,685,400)

TOTAL INVESTMENTS – 98.0%
(Cost $2,715,049,893)		$2,555,919,443

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%		51,410,703

NET ASSETS – 100.0%		$2,607,330,146

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $39,375,362, which represents approximately 1.5% of net assets as of October 31, 2018. The liquidity determination is unaudited.
(b)	All or a portion of security is on loan.
(c)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions. Total market value of these securities amounts to $4,282,817, which represents 0.2% of net assets as of October 31, 2018.
(d)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(e)	Represents an Affiliated Issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EURO STOXX 50 Index	586	12/21/2018	$21,199,628	$(949,588)
FTSE 100 Index	112	12/21/2018	10,179,994	(218,175)
Hang Seng Index	7	11/29/2018	1,111,821	6,166
MSCI Singapore Index	27	11/29/2018	668,592	9,466
SPI 200 Index	38	12/20/2018	3,900,561	(243,833)
TOPIX Index	66	12/13/2018	9,598,617	(191,045)
Total Futures Contracts				$(1,587,009)

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments

October 31, 2018

Shares	Description	Value
Common Stocks – 96.9%
Australia – 6.8%
1,202,099	Accent Group Ltd. (Retailing)	$1,063,802
3,366,826	ALS Ltd. (Commercial & Professional Services)	19,524,979
1,639,861	Altium Ltd. (Software & Services)	25,564,431
1,628,267	Australian Pharmaceutical Industries Ltd. (Health Care Equipment & Services)	1,768,613
22,891,202	Beach Energy Ltd. (Energy)	28,513,225
202,894	BWP Trust (REIT)	497,896
758,105	Charter Hall Group (REIT)	3,710,332
1,925,506	Charter Hall Retail REIT (REIT)	5,803,386
326,485	Costa Group Holdings Ltd. (Food, Beverage & Tobacco)	1,414,607
1,088,768	Evolution Mining Ltd. (Materials)	2,304,478
2,437,675	Genworth Mortgage Insurance Australia Ltd. (Banks)	3,893,271
259,503	IDP Education Ltd. (Consumer Services)	1,696,198
3,666,024	Iluka Resources Ltd. (Materials)	21,054,752
1,658,846	Inghams Group Ltd. (Food, Beverage & Tobacco)(a)	4,586,448
1,336,826	JB Hi-Fi Ltd. (Retailing)(a)	21,783,902
26,768	Magellan Financial Group Ltd. (Diversified Financials)	507,338
9,964,760	Metcash Ltd. (Food & Staples Retailing)	19,475,703
15,978,283	Nine Entertainment Co. Holdings Ltd. (Media & Entertainment)(a)	19,189,517
934,470	Northern Star Resources Ltd. (Materials)	5,837,843
2,284,616	Regis Resources Ltd. (Materials)	6,853,234
40,224	Sandfire Resources NL (Materials)	190,194
2,026,774	Seven Group Holdings Ltd. (Capital Goods)	25,604,979
1,425,414	Sigma Healthcare Ltd. (Health Care Equipment & Services)	526,460
1,026,731	SmartGroup Corp. Ltd. (Commercial & Professional Services)	7,270,775
3,522,801	SpeedCast International Ltd. (Telecommunication Services)	9,006,235
366,706	Steadfast Group Ltd. (Insurance)	773,259
3,433,295	Super Retail Group Ltd. (Retailing)	17,606,712
213,430	Washington H Soul Pattinson & Co. Ltd. (Energy)	4,375,753
6,094,672	Whitehaven Coal Ltd. (Energy)	21,052,672
556,651	WiseTech Global Ltd. (Software & Services)(a)	6,366,250

		287,817,244

Austria – 0.3%
130,440	Oesterreichische Post AG (Transportation)	5,294,995
179,472	S IMMO AG (Real Estate)	3,068,467

Common Stocks – (continued)
Austria – (continued)
240,924	UNIQA Insurance Group AG (Insurance)	2,250,073
63,846	Vienna Insurance Group AG Wiener Versicherung Gruppe (Insurance)	1,695,533

		12,309,068

Belgium – 0.9%
52,289	Barco NV (Technology Hardware & Equipment)	5,953,971
25,816	Befimmo SA (REIT)	1,416,702
41,328	Cie d’Entreprises CFE (Capital Goods)	4,382,081
109,190	Cofinimmo SA (REIT)	13,057,464
67,011	D’ieteren SA/NV (Retailing)	2,650,363
47,389	Fagron (Health Care Equipment & Services)	770,779
35,271	Gimv NV (Diversified Financials)	1,881,594
129,577	KBC Ancora (Diversified Financials)	5,987,950
9,529	Warehouses De Pauw CVA (REIT)	1,235,804

		37,336,708

Canada – 0.2%
1,804,045	Entertainment One Ltd. (Media & Entertainment)	9,430,137

China – 0.0%
2,562,000	CITIC Telecom International Holdings Ltd. (Telecommunication Services)	804,499
510,000	Goodbaby International Holdings Ltd. (Consumer Durables & Apparel)	158,260

		962,759

Denmark – 2.0%
1,016,150	GN Store Nord A/S (Health Care Equipment & Services)	43,103,724
51,322	Per Aarsleff Holding A/S (Capital Goods)	1,678,543
70,168	Royal Unibrew A/S (Food, Beverage & Tobacco)	4,979,280
124,583	Scandinavian Tobacco Group A/S Class A (Food, Beverage & Tobacco)(b)	1,890,430
320,171	SimCorp A/S (Software & Services)	24,651,595
238,003	Spar Nord Bank A/S (Banks)	1,972,075
275,122	Sydbank A/S (Banks)	6,354,570

		84,630,217

Faroe Islands – 0.4%
285,204	Bakkafrost P/F (Food, Beverage & Tobacco)	16,022,730

Finland – 2.2%
255,837	Cramo OYJ (Capital Goods)	4,876,888
71,543	DNA OYJ (Telecommunication Services)	1,402,033

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Finland – (continued)
284,609	Kesko OYJ Class B (Food & Staples Retailing)	$16,621,903
746,180	Metsa Board OYJ (Materials)	6,525,737
132,130	Outotec OYJ (Capital Goods)*	511,054
928,220	Ramirent OYJ (Capital Goods)	6,776,587
87,308	Sanoma OYJ (Media & Entertainment)	984,444
365,587	Tieto OYJ (Software & Services)	11,767,931
1,861,804	Valmet OYJ (Capital Goods)	42,391,159

		91,857,736

France – 2.9%
292,721	Beneteau SA (Consumer Durables & Apparel)	4,852,985
216,999	Coface SA (Insurance)	2,168,500
96,065	Derichebourg SA (Commercial & Professional Services)	462,149
20,690	Fnac Darty SA (Retailing)*	1,470,932
125,071	Gaztransport Et Technigaz SA (Energy)	9,243,997
139,498	IPSOS (Media & Entertainment)	3,714,626
76,498	Kaufman & Broad SA (Consumer Durables & Apparel)	3,137,427
1,428,358	Lagardere SCA (Media & Entertainment)	39,043,773
94,942	Metropole Television SA (Media & Entertainment)	1,837,680
278,200	Neopost SA (Technology Hardware & Equipment)	8,948,931
459,104	Rubis SCA (Utilities)	23,687,055
104,397	Sartorius Stedim Biotech (Pharmaceuticals, Biotechnology & Life Sciences)	12,935,924
70,671	Sopra Steria Group (Software & Services)	7,827,355
16,040	Trigano SA (Consumer Durables & Apparel)	1,628,495

		120,959,829

Germany – 7.2%
119,249	Aareal Bank AG (Banks)	4,436,214
6,835	ADO Properties SA (Real Estate)(b)	403,139
20,736	Amadeus Fire AG (Commercial & Professional Services)	2,372,210
392,640	CANCOM SE (Software & Services)	16,009,390
3,313	CompuGroup Medical SE (Health Care Equipment & Services)	187,135
379,461	CTS Eventim AG & Co. KGaA (Media & Entertainment)	14,225,990
445,310	Deutsche EuroShop AG (Real Estate)	13,818,381
1,716,789	Deutsche Pfandbriefbank AG (Banks)(b)	22,796,358
1,177,346	Deutz AG (Capital Goods)	8,756,796
5,876	Draegerwerk AG & Co. KGaA (Preference) (Health Care Equipment & Services)(c)	315,434

Common Stocks – (continued)
Germany – (continued)
1,428,126	Evotec AG (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	28,150,852
162,419	Freenet AG (Telecommunication Services)	3,653,269
362,213	Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)	25,527,190
38,836	Hamburger Hafen und Logistik AG (Transportation)	822,667
122,428	Isra Vision AG (Technology Hardware & Equipment)	5,251,610
329,813	Jenoptik AG (Technology Hardware & Equipment)	9,983,098
1,495,449	Kloeckner & Co. SE (Capital Goods)	12,575,894
9,181	LEG Immobilien AG (Real Estate)	1,003,566
114,254	Nemetschek SE (Software & Services)	15,019,562
511,422	Rheinmetall AG (Capital Goods)	44,260,343
89,020	Salzgitter AG (Materials)	3,557,946
30,673	Scout24 AG (Media & Entertainment)(b)	1,271,194
119,101	Siltronic AG (Semiconductors & Semiconductor Equipment)	10,907,840
450,157	Software AG (Software & Services)	20,153,385
1,447,463	TAG Immobilien AG (Real Estate)	33,019,726
140,692	Takkt AG (Retailing)	2,389,943
15,660	XING SE (Media & Entertainment)	4,708,485

		305,577,617

Hong Kong – 1.1%
3,859,000	Champion REIT (REIT)	2,596,661
4,720,000	Giordano International Ltd. (Retailing)	2,097,471
162,000	Great Eagle Holdings Ltd. (Real Estate)	739,805
36,062,000	Haitong International Securities Group Ltd. (Diversified Financials)	11,820,345
411,000	Lifestyle International Holdings Ltd. (Retailing)	710,715
1,478,000	Luk Fook Holdings International Ltd. (Retailing)	4,876,894
4,594,000	Melco International Development Ltd. (Consumer Services)	7,884,612
1,108,000	Sa Sa International Holdings Ltd. (Retailing)	426,901
5,024,000	Shun Tak Holdings Ltd. (Capital Goods)	1,607,649
429,000	SmarTone Telecommunications Holdings Ltd. (Telecommunication Services)	596,324
212,000	Sun Hung Kai & Co. Ltd. (Diversified Financials)	95,609
195,000	Sunlight REIT (REIT)	117,412
14,615,000	Value Partners Group Ltd. (Diversified Financials)	10,900,178

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Hong Kong – (continued)
208,000	Xinyi Glass Holdings Ltd. (Automobiles & Components)	$206,522

		44,677,098

Israel – 1.0%
38,756	Alony Hetz Properties & Investments Ltd. (Real Estate)	368,651
299,944	First International Bank of Israel Ltd. (Banks)	6,459,168
196,584	Harel Insurance Investments & Financial Services Ltd. (Insurance)	1,437,872
2,544	Israel Corp. Ltd. (The) (Materials)	742,993
3,959,076	Israel Discount Bank Ltd. Class A (Banks)	12,938,111
700,662	Oil Refineries Ltd. (Energy)	333,068
74,981	Phoenix Holdings Ltd. (The) (Insurance)	414,632
987,647	Plus500 Ltd. (Diversified Financials)	17,036,421
686,620	Shufersal Ltd. (Food & Staples Retailing)	4,358,756

		44,089,672

Italy – 4.0%
19,509,314	A2A SpA (Utilities)	31,436,438
18,710	ASTM SpA (Transportation)	370,714
450,254	Banca Popolare di Sondrio SCPA (Banks)	1,419,413
4,608,768	Beni Stabili SpA SIIQ (REIT)	3,946,244
147,018	Biesse SpA (Capital Goods)	3,379,319
231,635	DiaSorin SpA (Health Care Equipment & Services)	21,971,289
2,460,925	Enav SpA (Transportation)(b)	11,092,359
274,011	ERG SpA (Utilities)	5,111,425
4,012,257	Fincantieri SpA (Capital Goods)	5,845,400
5,776,845	Iren SpA (Utilities)	12,517,033
2,935,740	Italgas SpA (Utilities)	15,147,091
24,403	Italmobiliare SpA (Capital Goods)	538,981
1,548,750	Maire Tecnimont SpA (Capital Goods)	6,770,116
108,658	Reply SpA (Software & Services)	6,021,133
9,245,706	Saras SpA (Energy)	18,043,512
832,579	Technogym SpA (Consumer Durables & Apparel)(b)	9,092,026
3,951,544	Unipol Gruppo SpA (Insurance)	15,902,967

		168,605,460

Japan – 33.4%
938,500	Adastria Co. Ltd. (Retailing)(a)	15,292,592
496,300	ADEKA Corp. (Materials)	7,353,045
19,900	Aeon Fantasy Co. Ltd. (Consumer Services)	621,875
996	AEON REIT Investment Corp. (REIT)	1,097,022
11,600	Ain Holdings, Inc. (Food & Staples Retailing)	909,763
153,700	Alpen Co. Ltd. (Retailing)	2,582,836

Common Stocks – (continued)
Japan – (continued)
276,200	AOKI Holdings, Inc. (Retailing)	3,637,848
483,000	Aoyama Trading Co. Ltd. (Retailing)	14,612,430
185,300	Arcland Sakamoto Co. Ltd. (Retailing)	2,426,509
128,800	Arcs Co. Ltd. (Food & Staples Retailing)	3,112,359
115,600	Aruhi Corp. (Banks)(a)	1,971,967
110,700	Asahi Diamond Industrial Co. Ltd. (Capital Goods)	700,122
257,500	Autobacs Seven Co. Ltd. (Retailing)	4,144,247
525,300	Bic Camera, Inc. (Retailing)	6,935,174
356,400	Broadleaf Co. Ltd. (Software & Services)	2,058,192
60,500	Canon Electronics, Inc. (Technology Hardware & Equipment)	1,105,646
39,000	Canon Marketing Japan, Inc. (Retailing)	737,999
107,400	Cawachi Ltd. (Food & Staples Retailing)	1,993,279
38,700	Chiyoda Integre Co. Ltd. (Capital Goods)	777,138
5,079,400	Citizen Watch Co. Ltd. (Technology Hardware & Equipment)	29,236,830
157,900	cocokara fine, Inc. (Food & Staples Retailing)	8,691,451
77,400	Computer Engineering & Consulting Ltd. (Software & Services)	1,665,340
500,600	Cosmo Energy Holdings Co. Ltd. (Energy)	18,411,369
34,200	Daiichi Jitsugyo Co. Ltd. (Capital Goods)	1,130,686
229,200	Daiichikosho Co. Ltd. (Media & Entertainment)	10,578,895
32,600	Dainichiseika Color & Chemicals Manufacturing Co. Ltd. (Materials)	963,355
66,700	Daishi Hokuetsu Financial Group, Inc. (Banks)	2,399,982
3,965	Daiwa Office Investment Corp. (REIT)	24,217,219
255,000	Denka Co. Ltd. (Materials)	8,293,297
161,000	DIC Corp. (Materials)	4,751,130
1,620,900	DMG Mori Co. Ltd. (Capital Goods)	23,386,632
395,800	Doutor Nichires Holdings Co. Ltd. (Consumer Services)	7,033,743
86,900	DTS Corp. (Software & Services)	3,019,161
269,800	Duskin Co. Ltd. (Commercial & Professional Services)	6,136,686
1,093,000	Ebara Corp. (Capital Goods)	31,835,001
1,039,500	EDION Corp. (Retailing)(a)	10,931,044
253,200	EPS Holdings, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	4,944,097

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
669,100	Fancl Corp. (Household & Personal Products)	$29,588,796
211,100	Fields Corp. (Consumer Durables & Apparel)	1,578,216
1,264,600	Financial Products Group Co. Ltd. (Diversified Financials)	12,345,726
465,700	Fuji Corp. (Capital Goods)	6,490,884
462,800	Fuji Oil Holdings, Inc. (Food, Beverage & Tobacco)	13,348,342
336,000	Fuji Soft, Inc. (Software & Services)	15,394,632
111,300	Fujibo Holdings, Inc. (Consumer Durables & Apparel)	3,242,764
66,400	Fukui Computer Holdings, Inc. (Software & Services)	1,056,590
46,200	Fuyo General Lease Co. Ltd. (Diversified Financials)	2,566,504
339,200	Geo Holdings Corp. (Retailing)	5,167,427
140,100	Glory Ltd. (Capital Goods)	3,262,423
15,100	Godo Steel Ltd. (Materials)	289,815
224,800	Goldcrest Co. Ltd. (Real Estate)	3,520,210
49,900	Goldwin, Inc. (Consumer Durables & Apparel)	3,557,050
2,646,800	Gree, Inc. (Media & Entertainment)	11,076,750
468,100	Gunma Bank Ltd. (The) (Banks)	2,119,254
145,200	Gunosy, Inc. (Software & Services)*	3,828,644
52,400	H2O Retailing Corp. (Retailing)	814,150
4,936,100	Hachijuni Bank Ltd. (The) (Banks)	20,849,394
1,332,700	Heiwa Corp. (Consumer Durables & Apparel)	30,478,927
6,688	Heiwa Real Estate REIT, Inc. (REIT)	6,559,078
1,272,700	Hiroshima Bank Ltd. (The) (Banks)	7,850,143
152,900	Hitachi Capital Corp. (Diversified Financials)	3,748,978
114,900	Hogy Medical Co. Ltd. (Health Care Equipment & Services)	3,394,158
1,612,000	Hokuetsu Corp. (Materials)	7,700,139
653,800	Hokuhoku Financial Group, Inc. (Banks)	8,099,692
74,900	Hokuriku Electric Power Co. (Utilities)*	697,737
3,789	Hulic Reit, Inc. (REIT)	5,513,452
1,565,000	Ibiden Co. Ltd. (Technology Hardware & Equipment)	19,324,877
7,420	Ichigo Office REIT Investment (REIT)	6,090,643
438,800	Ichiyoshi Securities Co. Ltd. (Diversified Financials)	3,694,131
220,100	Ines Corp. (Software & Services)	2,568,647
7,600	Infocom Corp. (Software & Services)	284,685
53,656	Invesco Office J-Reit, Inc. (REIT)	7,560,936
3,911	Invincible Investment Corp. (REIT)	1,619,931
131,300	Itochu Enex Co. Ltd. (Energy)	1,236,287

Common Stocks – (continued)
Japan – (continued)
404,200	Jafco Co. Ltd. (Diversified Financials)	15,573,935
590,900	Japan Aviation Electronics Industry Ltd. (Technology Hardware & Equipment)	7,824,674
9,278	Japan Excellent, Inc. (REIT)	12,029,671
10,310	Japan Rental Housing Investments, Inc. (REIT)	8,091,907
48,300	Japan Steel Works Ltd. (The) (Capital Goods)	1,020,693
3,000,000	JVC Kenwood Corp. (Consumer Durables & Apparel)	7,417,391
472,500	kabu.com Securities Co. Ltd. (Diversified Financials)	1,705,429
404,800	Kadokawa Dwango Corp. (Media & Entertainment)	4,041,429
31,800	Kanematsu Electronics Ltd. (Software & Services)	977,113
36,300	Kato Sangyo Co. Ltd. (Food & Staples Retailing)	1,118,569
30,300	Keiyo Bank Ltd. (The) (Banks)	220,953
3,506	Kenedix Office Investment Corp. (REIT)	21,726,463
1,445,200	Kewpie Corp. (Food, Beverage & Tobacco)	33,220,261
100,200	Kintetsu World Express, Inc. (Transportation)	1,558,952
952,200	Kitz Corp. (Capital Goods)	7,587,359
300,300	Kohnan Shoji Co. Ltd. (Retailing)	7,513,180
976,200	Kokuyo Co. Ltd. (Commercial & Professional Services)	15,410,934
69,300	Komeri Co. Ltd. (Retailing)	1,795,885
67,100	Konoike Transport Co. Ltd. (Transportation)	1,014,711
410,800	K’s Holdings Corp. (Retailing)	5,189,608
7,100	Kura Corp. (Consumer Services)	411,452
12,800	Kureha Corp. (Materials)	822,590
132,600	Kyokuto Kaihatsu Kogyo Co. Ltd. (Capital Goods)	1,892,988
79,800	KYORIN Holdings, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	1,742,792
5,793	LaSalle Logiport REIT (REIT)	5,334,421
329,400	Macnica Fuji Electronics Holdings, Inc. (Technology Hardware & Equipment)	4,762,069
431,200	Makino Milling Machine Co. Ltd. (Capital Goods)	16,410,630
303,500	Mandom Corp. (Household & Personal Products)	8,422,329
113,400	Marusan Securities Co. Ltd. (Diversified Financials)	873,245
169,700	Matsui Securities Co. Ltd. (Diversified Financials)	1,729,566
712,200	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	25,748,774

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
270,700	Maxell Holdings Ltd. (Technology Hardware & Equipment)	$3,449,442
256,000	Meiko Network Japan Co. Ltd. (Consumer Services)	2,248,367
134,500	Milbon Co. Ltd. (Household & Personal Products)	4,828,338
22,500	Ministop Co. Ltd. (Food & Staples Retailing)	415,443
27,100	Mitsubishi Research Institute, Inc. (Software & Services)	846,040
913,600	Mitsui E&S Holdings Co. Ltd. (Capital Goods)	15,341,297
187,900	Mitsui Sugar Co. Ltd. (Food, Beverage & Tobacco)	5,054,475
64,200	Mizuno Corp. (Consumer Durables & Apparel)	1,502,157
3,766	Mori Hills REIT Investment Corp. (REIT)	4,658,199
11,556	Mori Trust Sogo Reit, Inc. (REIT)	16,386,492
389,100	Nagase & Co. Ltd. (Capital Goods)	6,111,626
41,800	Nankai Electric Railway Co. Ltd. (Transportation)	1,023,681
241,600	NEC Networks & System Integration Corp. (Software & Services)	5,265,924
879,200	NET One Systems Co. Ltd. (Software & Services)	18,407,186
347,400	Nichias Corp. (Capital Goods)	7,569,914
1,145,700	Nichi-iko Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	15,606,971
98,700	Nihon Chouzai Co. Ltd. (Food & Staples Retailing)	3,058,989
172,500	Nihon Unisys Ltd. (Software & Services)	3,780,210
341,000	Nikkiso Co. Ltd. (Health Care Equipment & Services)	3,959,362
230,300	Nikkon Holdings Co. Ltd. (Transportation)	5,565,087
63,400	Nippon Carbon Co. Ltd. (Capital Goods)(a)	3,585,244
8,117,900	Nippon Light Metal Holdings Co. Ltd. (Materials)	17,117,369
1,110,500	Nippon Paper Industries Co. Ltd. (Materials)	20,119,865
396,100	Nippon Shokubai Co. Ltd. (Materials)	25,555,381
17,600	Nippon Soda Co. Ltd. (Materials)	457,376
158,300	Nippon Thompson Co. Ltd. (Capital Goods)	915,433
456,600	Nipro Corp. (Health Care Equipment & Services)	5,814,447
278,100	Nishi-Nippon Financial Holdings, Inc. (Banks)	2,642,800
36,200	Nishio Rent All Co. Ltd. (Capital Goods)	1,166,427

Common Stocks – (continued)
Japan – (continued)
257,400	Nisshin Oillio Group Ltd. (The) (Food, Beverage & Tobacco)	7,724,065
354,500	Nissin Kogyo Co. Ltd. (Automobiles & Components)	5,157,684
73,500	Noevir Holdings Co. Ltd. (Household & Personal Products)	3,126,571
1,043,600	North Pacific Bank Ltd. (Banks)	3,129,460
318,600	NSD Co. Ltd. (Software & Services)	6,745,345
80,100	Oiles Corp. (Capital Goods)	1,470,831
189,250	Okinawa Electric Power Co., Inc. (The) (Utilities)	3,525,919
698,200	OKUMA Corp. (Capital Goods)	34,861,543
272,500	Onward Holdings Co. Ltd. (Consumer Durables & Apparel)	1,642,802
7,500	PAL GROUP Holdings Co. Ltd. (Retailing)	219,742
200,200	Paramount Bed Holdings Co. Ltd. (Health Care Equipment & Services)	8,423,403
111,700	Pasona Group, Inc. (Commercial & Professional Services)	1,358,941
190,000	PC Depot Corp. (Retailing)	953,964
9,503	Premier Investment Corp. (REIT)	9,829,647
129,800	Prima Meat Packers Ltd. (Food, Beverage & Tobacco)	2,451,487
84,800	Qol Holdings Co. Ltd. (Food & Staples Retailing)	1,784,762
130,600	Remixpoint, Inc. (Software & Services)(a)	875,841
35,800	Riken Vitamin Co. Ltd. (Food, Beverage & Tobacco)	1,103,813
564,700	Rohto Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	17,885,466
1,787,800	Round One Corp. (Consumer Services)	21,204,784
18,500	Sanki Engineering Co. Ltd. (Capital Goods)	181,310
568,300	Sawai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	28,808,297
615,300	SCSK Corp. (Software & Services)	26,073,674
441,400	Seiko Holdings Corp. (Consumer Durables & Apparel)	10,589,746
1,902,200	Seino Holdings Co. Ltd. (Transportation)	26,342,369
697,600	Senko Group Holdings Co. Ltd. (Transportation)	5,421,523
343,800	Shikoku Electric Power Co., Inc. (Utilities)	4,315,208
178,400	Shimachu Co. Ltd. (Retailing)	4,676,529
55,500	Shindengen Electric Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,413,767
948,500	Shinko Electric Industries Co. Ltd. (Semiconductors & Semiconductor Equipment)	6,603,633

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
364,300	Ship Healthcare Holdings, Inc. (Health Care Equipment & Services)	$13,171,583
138,300	Sintokogio Ltd. (Capital Goods)	1,191,508
1,546,100	SKY Perfect JSAT Holdings, Inc. (Media & Entertainment)	6,865,341
406,500	Sodick Co. Ltd. (Capital Goods)	3,062,221
25,500	St Marc Holdings Co. Ltd. (Consumer Services)	605,615
106,200	Star Micronics Co. Ltd. (Capital Goods)	1,508,622
31,600	Studio Alice Co. Ltd. (Consumer Services)	722,639
336,200	Sugi Holdings Co. Ltd. (Food & Staples Retailing)	15,393,163
51,900	Sumitomo Seika Chemicals Co. Ltd. (Materials)	2,590,384
781,100	Takara Holdings, Inc. (Food, Beverage & Tobacco)	10,957,761
2,482,000	Takara Leben Co. Ltd. (Real Estate)	7,150,825
39,400	Takuma Co. Ltd. (Capital Goods)	502,208
484,900	TIS, Inc. (Software & Services)	21,659,091
592,000	Toho Holdings Co. Ltd. (Health Care Equipment & Services)	15,508,674
466,300	Tokai Tokyo Financial Holdings, Inc. (Diversified Financials)	2,407,184
862,700	Tokyo Dome Corp. (Consumer Services)	7,593,520
42,000	Topy Industries Ltd. (Materials)	1,131,932
646,100	Tosei Corp. (Real Estate)	5,905,784
132,400	Towa Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	10,177,585
300,100	Toyo Tanso Co. Ltd. (Capital Goods)	7,819,007
1,430,000	Ube Industries Ltd. (Materials)	31,149,225
30,300	Valor Holdings Co. Ltd. (Food & Staples Retailing)	650,317
22,900	Vital KSK Holdings, Inc. (Health Care Equipment & Services)	238,573
215,600	Wacoal Holdings Corp. (Consumer Durables & Apparel)	5,944,286
248,200	Wakita & Co. Ltd. (Capital Goods)	2,674,984
36,900	Yellow Hat Ltd. (Retailing)	907,315
208,700	Yodogawa Steel Works Ltd. (Materials)	4,530,258
613,600	Yumeshin Holdings Co. Ltd. (Commercial & Professional Services)	5,244,703
276,600	Zenkoku Hosho Co. Ltd. (Diversified Financials)	10,027,979
413,900	Zenrin Co. Ltd. (Media & Entertainment)	10,298,535
45,000	ZERIA Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	842,015

		1,409,194,451

Common Stocks – (continued)
Netherlands – 2.7%
356,013	Aalberts Industries NV (Capital Goods)	13,050,755
1,099,175	ASR Nederland NV (Insurance)	49,899,475
201,675	Euronext NV (Diversified Financials)(b)	12,409,558
11,132	ForFarmers NV (Food, Beverage & Tobacco)	125,369
305,729	Intertrust NV (Commercial & Professional Services)(b)	4,931,930
151,114	Koninklijke Volkerwessels NV (Capital Goods)	2,687,200
14,080	NSI NV (REIT)	555,778
8,696,325	Pharming Group NV (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	9,422,830
1,037,630	SBM Offshore NV (Energy)	17,878,776
349,050	SRH NV (Diversified Financials)*(a)(d)	—
34,359	Vastned Retail NV (REIT)	1,359,958

		112,321,629

New Zealand – 0.1%
3,129,538	Air New Zealand Ltd. (Transportation)	5,721,896

Norway – 3.1%
1,256,814	Aker Solutions ASA (Energy)*	8,269,650
409,285	Austevoll Seafood ASA (Food, Beverage & Tobacco)	6,577,649
9,648,215	DNO ASA (Energy)	18,443,083
425,389	Entra ASA (Real Estate)(b)	5,756,088
1,774,091	Leroy Seafood Group ASA (Food, Beverage & Tobacco)	16,354,317
607,128	Salmar ASA (Food, Beverage & Tobacco)	32,047,709
351,218	SpareBank 1 Nord Norge (Banks)	2,806,223
437,795	SpareBank 1 SMN (Banks)	4,461,706
551,868	Storebrand ASA (Insurance)	4,586,494
914,011	TGS NOPEC Geophysical Co. ASA (Energy)	30,532,265

		129,835,184

Portugal – 0.2%
877,316	Altri SGPS SA (Materials)	7,688,590

Singapore – 0.2%
934,200	China Aviation Oil Singapore Corp. Ltd. (Energy)	930,994
495,700	Mapletree Commercial Trust (REIT)	576,391
6,028,610	Yanlord Land Group Ltd. (Real Estate)	5,498,215

		7,005,600

Spain – 2.5%
1,161,776	Cia de Distribucion Integral Logista Holdings SA (Transportation)	28,049,420

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
Spain – (continued)
76,587	Construcciones y Auxiliar de Ferrocarriles SA (Capital Goods)	$2,875,064
1,562,170	Ence Energia y Celulosa SA (Materials)	13,121,976
343,641	Euskaltel SA (Telecommunication Services)(b)	2,876,973
37,221	Faes Farma SA (Pharmaceuticals, Biotechnology & Life Sciences)	156,517
732,601	Global Dominion Access SA (Software & Services)*(b)	3,912,319
548,661	Lar Espana Real Estate Socimi SA (REIT)	5,437,607
30,191	Let’s GOWEX SA (Telecommunication Services)*(d)	—
848,578	Mediaset Espana Comunicacion SA (Media & Entertainment)	5,770,194
2,833,865	Merlin Properties Socimi SA (REIT)	35,508,544
1,026,547	Prosegur Cia de Seguridad SA (Commercial & Professional Services)	5,701,142
137,916	Telepizza Group SA (Consumer Services)(b)	715,679

		104,125,435

Sweden – 5.0%
397,000	AF AB Class B (Commercial & Professional Services)	8,514,509
253,005	Ahlsell AB (Capital Goods)(b)	1,280,574
1,506,906	Arjo AB Class B (Health Care Equipment & Services)	5,120,017
993,293	Axfood AB (Food & Staples Retailing)	17,719,383
998,697	Betsson AB (Consumer Services)*	8,671,697
253,392	Biotage AB (Pharmaceuticals, Biotechnology & Life Sciences)	3,320,510
25,774	Castellum AB (Real Estate)	444,285
228,414	Cloetta AB Class B (Food, Beverage & Tobacco)	688,488
1,272,959	Elekta AB Class B (Health Care Equipment & Services)	16,143,308
778,678	Fastighets AB Balder Class B (Real Estate)*	19,528,646
831,247	Hemfosa Fastigheter AB (Real Estate)	10,269,497
1,629,065	Hexpol AB (Materials)	15,075,443
378,824	Holmen AB Class B (Materials)	8,672,632
530,494	Intrum AB (Commercial & Professional Services)(a)	13,530,956
1,034,365	Kungsleden AB (Real Estate)	7,230,361
60,553	Loomis AB Class B (Commercial & Professional Services)	1,872,277
706,416	Nobina AB (Transportation)(b)	4,713,635
219,765	Nolato AB Class B (Capital Goods)	10,119,278
260,214	Peab AB (Capital Goods)	2,290,551
5,983,092	SSAB AB Class B (Materials)	19,403,488

Common Stocks – (continued)
Sweden – (continued)
1,126,454	Swedish Orphan Biovitrum AB (Pharmaceuticals, Biotechnology & Life Sciences)*	22,994,007
567,673	Trelleborg AB Class B (Capital Goods)	10,242,187
47,782	Vitrolife AB (Pharmaceuticals, Biotechnology & Life Sciences)	707,755
216,687	Wihlborgs Fastigheter AB (Real Estate)	2,444,689

		210,998,173

Switzerland – 5.9%
8,589	Bachem Holding AG (Registered) Class B (Pharmaceuticals, Biotechnology & Life Sciences)	1,004,343
15,514	BKW AG (Utilities)	983,988
37,654	Bobst Group SA (Registered) (Capital Goods)	2,846,231
26,819	Bossard Holding AG (Registered) Class A (Capital Goods)	4,372,685
15,783	Bucher Industries AG (Registered) (Capital Goods)	4,352,802
208,502	Cembra Money Bank AG (Diversified Financials)	17,486,580
812	Conzzeta AG (Registered) (Capital Goods)	726,093
2,343,683	Ferrexpo plc (Materials)	6,239,210
221,046	Flughafen Zurich AG (Registered) (Transportation)	43,685,954
352,660	Galenica AG (Pharmaceuticals, Biotechnology & Life Sciences)*(b)	18,905,652
35,265	Georg Fischer AG (Registered) (Capital Goods)	32,808,642
2,056	Helvetia Holding AG (Registered) (Insurance)	1,259,353
62,400	Implenia AG (Registered) (Capital Goods)	3,468,845
15,322	Inficon Holding AG (Registered) (Technology Hardware & Equipment)*	7,348,642
732	Intershop Holding AG (Real Estate)	359,690
18,450	Kardex AG (Registered) (Capital Goods)*	2,398,316
38,582	Landis+Gyr Group AG (Technology Hardware & Equipment)*(a)	2,340,364
1,040,165	Logitech International SA (Registered) (Technology Hardware & Equipment)	38,511,380
408,284	OC Oerlikon Corp. AG (Registered) (Capital Goods)*	4,859,067
296,803	Oriflame Holding AG (Household & Personal Products)	7,006,576
2,803	Schweiter Technologies AG (Capital Goods)	3,182,945

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value
Common Stocks – (continued)
Switzerland – (continued)
24,816	Siegfried Holding AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	$9,954,126
173,062	Sunrise Communications Group AG (Telecommunication Services)*(b)	15,233,242
60,162	Tecan Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	13,571,814
22,802	Valora Holding AG (Registered) (Retailing)*	5,704,281

		248,610,821

United Kingdom – 14.8%
1,081,501	Abcam plc (Pharmaceuticals, Biotechnology & Life Sciences)	16,578,799
220,854	Aggreko plc (Commercial & Professional Services)	2,420,446
1,887,925	Ashmore Group plc (Diversified Financials)	8,484,818
149,713	ASOS plc (Retailing)*	10,429,834
3,435,357	B&M European Value Retail SA (Retailing)	18,280,407
218,025	Balfour Beatty plc (Capital Goods)	732,455
2,308,595	BBA Aviation plc (Transportation)	7,079,667
769,437	Bellway plc (Consumer Durables & Apparel)	28,221,107
115,284	Big Yellow Group plc (REIT)	1,270,946
861,635	Bodycote plc (Capital Goods)	8,750,084
4,568,666	boohoo Group plc (Retailing)*	12,367,969
207,006	Brewin Dolphin Holdings plc (Diversified Financials)	869,785
174,503	Britvic plc (Food, Beverage & Tobacco)	1,761,723
1,611,304	BTG plc (Pharmaceuticals, Biotechnology & Life Sciences)*	11,350,568
360,221	Computacenter plc (Software & Services)	5,055,571
1,257,582	Daily Mail & General Trust plc Class A (Media & Entertainment)	11,244,052
722,079	Derwent London plc (REIT)	27,001,201
183,854	Diploma plc (Capital Goods)	3,083,039
684,873	Domino’s Pizza Group plc (Consumer Services)	2,477,737
1,143,328	Drax Group plc (Utilities)	5,856,373
2,177,690	Electrocomponents plc (Technology Hardware & Equipment)	17,241,745
87,090	EMIS Group plc (Health Care Equipment & Services)	1,007,432
464,213	Faroe Petroleum plc (Energy)*	879,355
448,384	Fevertree Drinks plc (Food, Beverage & Tobacco)	15,917,974
47,855	Games Workshop Group plc (Consumer Durables & Apparel)	1,879,736
20,357	Go-Ahead Group plc (The) (Transportation)	400,222

Common Stocks – (continued)
United Kingdom – (continued)
994,683	Grainger plc (Real Estate)	3,436,440
2,901,276	Great Portland Estates plc (REIT)	25,814,504
1,709,615	Greene King plc (Consumer Services)	10,521,646
152,957	Greggs plc (Consumer Services)	2,268,245
661,473	Halma plc (Technology Hardware & Equipment)	11,225,452
6,520,630	Hansteen Holdings plc (REIT)	8,017,952
9,086,263	Hays plc (Commercial & Professional Services)	19,027,851
1,127,862	Hiscox Ltd. (Insurance)	23,428,392
168,806	HomeServe plc (Commercial & Professional Services)	2,049,177
977,451	Ibstock plc (Materials)(b)	2,802,347
1,593,467	Inchcape plc (Retailing)	11,005,570
285,752	Indivior plc (Pharmaceuticals, Biotechnology & Life Sciences)*	687,723
1,226,925	Intermediate Capital Group plc (Diversified Financials)	14,901,761
2,795,706	JD Sports Fashion plc (Retailing)	14,570,612
516,833	Just Eat plc (Retailing)*	4,009,322
219,579	Keller Group plc (Capital Goods)	1,818,715
5,402,744	Man Group plc (Diversified Financials)	10,719,619
4,713,788	Moneysupermarket.com Group plc (Retailing)	17,671,805
385,873	Morgan Advanced Materials plc (Capital Goods)	1,361,295
226,644	On the Beach Group plc (Retailing)(b)	1,239,983
603,007	OneSavings Bank plc (Banks)	2,872,404
122,816	Oxford Biomedica plc (Pharmaceuticals, Biotechnology & Life Sciences)*	1,083,343
742,629	Pagegroup plc (Commercial & Professional Services)	4,760,236
1,795,690	Paragon Banking Group plc (Banks)	9,758,633
1,618,518	Petrofac Ltd. (Energy)	11,901,805
303,260	Pets at Home Group plc (Retailing)	425,876
3,620,243	QinetiQ Group plc (Capital Goods)	12,823,371
1,876,275	Redrow plc (Consumer Durables & Apparel)	12,668,605
31,640	Renishaw plc (Technology Hardware & Equipment)	1,700,195
246,833	Rentokil Initial plc (Commercial & Professional Services)	995,387
4,958,451	Rotork plc (Capital Goods)	18,986,518
755,160	Safestore Holdings plc (REIT)	5,156,348
1,548,321	Saga plc (Insurance)	2,357,065
2,897,156	Senior plc (Capital Goods)	10,090,718
400,632	Spectris plc (Technology Hardware & Equipment)	10,961,189
253,568	Spirax-Sarco Engineering plc (Capital Goods)	20,944,703
2,149,879	SSP Group plc (Consumer Services)	18,329,520

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued)

October 31, 2018

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
232,177	St Modwen Properties plc (Real Estate)	$1,108,331
386,471	Stagecoach Group plc (Transportation)	754,812
2,746,055	Tate & Lyle plc (Food, Beverage & Tobacco)	23,610,799
475,683	Tritax Big Box REIT plc (REIT)	868,435
519,268	UNITE Group plc (The) (REIT)	5,653,886
983,106	Vesuvius plc (Capital Goods)	6,820,880
599,002	Victrex plc (Materials)	20,261,971
493,775	WH Smith plc (Retailing)	12,273,931

		624,390,417

TOTAL COMMON STOCKS
(Cost $4,273,940,064)		$4,084,168,471

Units	Description	Expiration Month	Value

Rights* – 0.0%
Italy – 0.0%
4,608,768	Beni Stabili SpA SIIQ (Real Estate)	11/2018	$13

Sweden(a) – 0.0%
104,847	Dustin Group AB (Retailing)	11/2018	16,430

TOTAL RIGHTS
(Cost $0)			$16,443

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $4,273,940,064)			$4,084,184,914

Shares	Dividend Rate	Value
Securities Lending Reinvestment Vehicle(e) – 2.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
95,184,269	2.102%	$95,184,269
(Cost $95,184,269)

TOTAL INVESTMENTS – 99.2%
(Cost $4,369,124,333)		$4,179,369,183

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		32,612,668

NET ASSETS – 100.0%		$4,211,981,851

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities may be deemed liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $121,323,486, which represents approximately 2.9% of net assets as of October 31, 2018. The liquidity determination is unaudited.
(c)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents an Affiliated Issuer.

Investment Abbreviations:
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2018, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EURO STOXX 50 Index	1,128	12/21/2018	$40,807,475	$(1,827,865)
FTSE 100 Index	236	12/21/2018	21,450,701	(459,725)
Hang Seng Index	15	11/29/2018	2,382,475	12,853
MSCI Singapore Index	100	11/29/2018	2,476,266	35,062
SPI 200 Index	93	12/20/2018	9,546,109	(596,762)
TOPIX Index	190	12/13/2018	27,632,384	(549,972)
Total Futures Contracts				$(3,386,409)

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities

October 31, 2018

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,984,526,978, $2,677,361,977 and $4,273,940,064)(a)	$1,915,040,306	$2,518,231,527	$4,084,184,914
Investments in affiliated issuers, at value (cost $3,324, $2,516 and $0)	3,324	2,516	—
Investments in affiliated securities lending reinvestment vehicle, at value (cost $13,774,705, $37,685,400 and $95,184,269)	13,774,705	37,685,400	95,184,269
Cash	8,473,682	23,598,027	20,763,417
Foreign currencies, at value (cost $26,668,355, $53,828,864 and $86,202,275)	26,666,944	53,184,863	85,023,860
Receivables:
Investments sold	8,009,868	719,141	36,634,733
Fund shares sold	5,883,230	7,772,313	9,585,800
Dividends	3,527,175	8,729,747	13,212,732
Reimbursement from investment adviser	222,784	357,418	704,772
Securities lending income	39,475	45,805	206,983
Foreign tax reclaims	811	2,516,257	4,772,407
Due from custodian	—	4,501,746	4,323,125
Collateral on certain derivative contracts(b)	—	—	5,630,904
Variation margin on futures	—	696,999	1,573,545
Other assets	109,800	175,277	450,518
Total assets	1,981,752,104	2,658,217,036	4,362,251,979

Liabilities:
Payables:
Investments purchased	20,469,645	4,604,669	36,917,097
Payable upon return of securities loaned	13,774,705	37,685,400	95,184,269
Fund shares redeemed	1,821,054	6,309,362	13,198,990
Management fees	1,719,624	1,697,803	2,992,914
Foreign capital gains taxes	676,376	—	—
Distribution and Service fees and Transfer Agency fees	122,840	209,268	344,291
Due to custodian	—	—	955,207
Accrued expenses	391,446	380,388	677,360
Total liabilities	38,975,690	50,886,890	150,270,128

Net Assets:
Paid-in capital	2,012,748,978	2,746,938,262	4,388,064,525
Total distributable loss	(69,972,564)	(139,608,116)	(176,082,674)
NET ASSETS	$1,942,776,414	$2,607,330,146	$4,211,981,851
Net Assets:
Class A	$82,725,652	$184,222,334	$193,464,728
Class C	8,975,406	32,337,566	68,767,144
Institutional	981,090,788	1,323,745,371	2,250,288,267
Service	—	4,538,206	—
Investor	96,779,312	393,993,075	532,483,778
Class P	130,763,472	245,618,241	90,942,786
Class R	20,851,679	7,548,008	—
Class R6	621,590,105	415,327,345	1,076,035,148
Total Net Assets	$1,942,776,414	$2,607,330,146	$4,211,981,851
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	9,216,235	15,513,168	17,342,529
Class C	1,016,308	2,797,948	6,409,665
Institutional	109,177,971	108,302,999	201,176,191
Service	—	378,939	—
Investor	10,790,143	33,766,382	47,878,337
Class P	14,558,670	20,118,375	8,113,374
Class R	2,354,212	654,090	—
Class R6	69,218,021	34,001,398	95,993,607
Net asset value, offering and redemption price per share:(c)
Class A	$8.98	$11.88	$11.16
Class C	8.83	11.56	10.73
Institutional	8.99	12.22	11.19
Service	—	11.98	—
Investor	8.97	11.67	11.12
Class P	8.98	12.21	11.21
Class R	8.86	11.54	—
Class R6	8.98	12.22	11.21

(a)	Includes loaned securities having a market value of $13,168,775, $36,997,720 and $90,969,226, for the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
(b)	Includes amount segregated for initial margin and/or collateral on futures transactions for the International Small Cap Insights Fund.
(c)	Maximum public offering price per share for Class A Shares of the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds is $9.50, $12.57 and $11.81, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2018

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund
Investment income:
Dividends — unaffiliated issuers (net of foreign taxes withheld of $6,157,730, $5,482,074 and $8,909,694)	$65,277,241	$61,708,680	$90,369,065
Securities lending income — affiliated issuer	481,406	975,759	1,531,365
Dividends — affiliated issuers	71,763	395,979	335,356
Total investment income	65,830,410	63,080,418	92,235,786

Expenses:
Management fees	20,316,328	16,409,988	29,250,110
Custody, accounting and administrative services	1,654,051	742,941	1,308,714
Transfer Agency fees(a)	1,090,744	1,550,275	2,557,667
Distribution and Service fees(a)	479,605	792,147	1,374,247
Printing and mailing costs	193,120	182,922	532,621
Registration fees	156,412	298,973	412,173
Professional fees	107,146	129,430	122,950
Trustee fees	21,194	21,152	24,839
Service share fees — Service and Shareholder Administration Plan	—	24,830	—
Other	152,332	71,266	127,933
Total expenses	24,170,932	20,223,924	35,711,254
Less — expense reductions	(1,029,834)	(1,682,401)	(2,091,211)
Net expenses	23,141,098	18,541,523	33,620,043
NET INVESTMENT INCOME	42,689,312	44,538,895	58,615,743

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments — unaffiliated issuers	(19,912,462)	(6,978,334)	(13,846,358)
Futures contracts	(6,927,275)	956,769	(545,959)
Foreign currency transactions	(6,889,257)	(2,337,353)	(3,639,420)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers (including the effects of the net change in the foreign capital gains tax liability of $2,319,085, $0 and $0)	(340,553,615)	(306,176,271)	(552,193,612)
Futures contracts	(106,183)	(2,409,361)	(6,132,755)
Foreign currency translation	(1,069,142)	209,510	(1,167,423)
Net realized and unrealized loss	(375,457,934)	(316,735,040)	(577,525,527)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(332,768,622)	$(272,196,145)	$(518,909,784)

(a)	Class specific Distribution and/or Service, and Transfer Agency fees were as follows:

	Distribution and/or Service Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Service	Investor	Class P(b)	Class R	Class R6
Emerging Markets Equity Insights	$270,261	$100,037	$109,307	$194,588	$18,006	$507,288	$—	$170,214	$15,349	$39,351	$145,948
International Equity Insights	448,690	302,224	41,233	323,057	54,400	491,646	1,987	544,803	28,466	14,844	91,072
International Small Cap Insights	591,960	782,287	—	426,211	140,811	828,843	—	960,793	10,990	—	190,019

(b)	Commenced operations on April 16, 2018.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Emerging Markets Equity Insights Fund			International Equity Insights Fund
	For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2017		For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2017
From operations:
Net investment income	$42,689,312	$20,859,788		$44,538,895	$17,010,786
Net realized gain (loss)	(33,728,994)	150,073,478		(8,358,918)	95,498,554
Net change in unrealized gain (loss)	(341,728,940)	175,492,404		(308,376,122)	118,613,146
Net increase (decrease) in net assets resulting from operations	(332,768,622)	346,425,670		(272,196,145)	231,122,486

Distributions to shareholders:
From distributable earnings:
Class A Shares	(4,884,471)	(563,308	)(a)	(1,955,352)	(2,359,365	)(a)
Class C Shares	(418,669)	(3,903	)(a)	(228,068)	(101,029	)(a)
Institutional Shares	(82,036,966)	(10,525,952	)(a)	(18,269,075)	(13,578,332	)(a)
Service Shares	—	—		(60,270)	(36,582	)(a)
Investor Shares(b)	(4,097,352)	(37,444	)(a)	(3,049,706)	(217,635	)(a)
Class P(c)	—	—		—	—
Class R Shares	(967,288)	(77,116	)(a)	(101,979)	(56,053	)(a)
Class R6 Shares	(834,501)	(25,576	)(a)	(1,354,479)	(1,154,213	)(a)
Total distributions to shareholders	(93,239,247)	(11,233,299)		(25,018,929)	(17,503,209)

From share transactions:
Proceeds from sales of shares	1,970,419,112	879,615,002		2,495,327,761	1,060,333,723
Reinvestment of distributions	88,340,977	10,619,478		20,407,591	17,031,041
Cost of shares redeemed	(1,381,190,121)	(452,051,734)		(1,015,368,858)	(556,032,186)
Net increase in net assets resulting from share transactions	677,569,968	438,182,746		1,500,366,494	521,332,578
TOTAL INCREASE	251,562,099	773,375,117		1,203,151,420	734,951,855

Net Assets(d):
Beginning of year	1,691,214,315	917,839,198		1,404,178,726	669,226,871
End of year	$1,942,776,414	$1,691,214,315		$2,607,330,146	$1,404,178,726

(a)	Prior year information has been revised to conform to current year presentation. Distributions to shareholders for the Emerging Markets Equity Insights and International Equity Insights Funds consisted solely of net investment income for the fiscal year ended October 31, 2017.
(b)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(c)	Commenced operations on April 16, 2018.
(d)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $21,256,710 and $14,557,613 for the Emerging Markets Equity Insights and International Equity Insights Funds, respectively, as of October 31, 2017.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	International Small Cap Insights Fund
	For the Fiscal Year Ended October 31, 2018	For the Fiscal Year Ended October 31, 2017
From operations:
Net investment income	$58,615,743	$31,971,054
Net realized gain (loss)	(18,031,737)	187,640,845
Net change in unrealized gain (loss)	(559,493,790)	265,727,729
Net increase (decrease) in net assets resulting from operations	(518,909,784)	485,339,628

Distributions to shareholders:
From distributable earnings:
Class A Shares	(16,242,694)	(5,349,774	)(a)
Class C Shares	(5,141,152)	(696,479	)(a)
Institutional Shares	(147,741,062)	(30,758,805	)(a)
Investor Shares(b)	(29,731,157)	(2,675,862	)(a)
Class P(c)	—	—
Class R6 Shares	(9,645,435)	(528,821	)(a)
Total distributions to shareholders	(208,501,500)	(40,009,741)

From share transactions:
Proceeds from sales of shares	3,620,112,324	1,156,078,166
Reinvestment of distributions	188,604,742	34,757,537
Cost of shares redeemed	(1,404,160,241)	(624,763,483)
Net increase in net assets resulting from share transactions	2,404,556,825	566,072,220
TOTAL INCREASE	1,677,145,541	1,011,402,107

Net Assets(d) :
Beginning of year	2,534,836,310	1,523,434,203
End of year	$4,211,981,851	$2,534,836,310

(a)	Prior year information has been revised to conform to current year presentation. Distributions to shareholders for the International Small Cap Insights Fund consisted solely of net investment income for the fiscal year ended October 31, 2017.
(b)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(c)	Commenced operations on April 16, 2018.
(d)	Prior fiscal year information has been revised to conform with current year presentation. Undistributed net investment income was $36,396,646 for the International Small Cap Insights Fund as of October 31, 2017.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class A Shares
	Years Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$11.00	$8.54	$7.92	$8.99	$8.95
Net investment income(a)	0.18	0.13	0.10	0.11	0.14
Net realized and unrealized gain (loss)	(1.66)	2.41	0.59	(0.98)	(0.02)
Total from investment operations	(1.48)	2.54	0.69	(0.87)	0.12
Distributions to shareholders from net investment income	(0.12)	(0.08)	(0.07)	(0.13)	(0.08)
Distributions to shareholders from net realized gains	(0.42)	—	—	(0.07)	—
Total distributions	(0.54)	(0.08)	(0.07)	(0.20)	(0.08)
Net asset value, end of year	$8.98	$11.00	$8.54	$7.92	$8.99
Total return(b)	(14.11)%	30.15%	8.79%	(9.84)%	1.38%
Net assets, end of year (in 000s)	$82,726	$95,930	$50,289	$37,307	$37,905
Ratio of net expenses to average net assets	1.48%	1.52%	1.56%	1.58%	1.58%
Ratio of total expenses to average net assets	1.54%	1.55%	1.63%	1.67%	1.66%
Ratio of net investment income to average net assets	1.72%	1.36%	1.24%	1.30%	1.59%
Portfolio turnover rate(c)	147%	172%	216%	199%	180%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class C Shares
	Years Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$10.88	$8.45	$7.84	$8.88	$8.90
Net investment income(a)	0.10	0.07	0.04	0.05	0.07
Net realized and unrealized gain (loss)	(1.64)	2.39	0.58	(0.98)	(0.01)
Total from investment operations	(1.54)	2.46	0.62	(0.93)	0.06
Distributions to shareholders from net investment income	(0.09)	(0.03)	(0.01)	(0.04)	(0.08)
Distributions to shareholders from net realized gains	(0.42)	—	—	(0.07)	—
Total distributions	(0.51)	(0.03)	(0.01)	(0.11)	(0.08)
Net asset value, end of year	$8.83	$10.88	$8.45	$7.84	$8.88
Total return(b)	(14.80)%	29.20%	7.97%	(10.50)%	0.66%
Net assets, end of year (in 000s)	$8,975	$7,563	$1,132	$1,053	$944
Ratio of net expenses to average net assets	2.23%	2.26%	2.31%	2.33%	2.33%
Ratio of total expenses to average net assets	2.29%	2.29%	2.39%	2.42%	2.41%
Ratio of net investment income to average net assets	0.98%	0.72%	0.47%	0.60%	0.80%
Portfolio turnover rate(c)	147%	172%	216%	199%	180%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Insights Fund
	Institutional Shares
	Years Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$11.01	$8.54	$7.91	$8.98	$8.95
Net investment income(a)	0.19	0.17	0.13	0.14	0.17
Net realized and unrealized gain (loss)	(1.64)	2.41	0.60	(0.98)	(0.02)
Total from investment operations	(1.45)	2.58	0.73	(0.84)	0.15
Distributions to shareholders from net investment income	(0.15)	(0.11)	(0.10)	(0.16)	(0.12)
Distributions to shareholders from net realized gains	(0.42)	—	—	(0.07)	—
Total distributions	(0.57)	(0.11)	(0.10)	(0.23)	(0.12)
Net asset value, end of year	$8.99	$11.01	$8.54	$7.91	$8.98
Total return(b)	(13.83)%	30.67%	9.35%	(9.52)%	1.65%
Net assets, end of year (in 000s)	$981,091	$1,488,246	$852,853	$508,685	$660,922
Ratio of net expenses to average net assets	1.10%	1.15%	1.16%	1.18%	1.18%
Ratio of total expenses to average net assets	1.14%	1.15%	1.22%	1.27%	1.26%
Ratio of net investment income to average net assets	1.84%	1.74%	1.70%	1.69%	1.95%
Portfolio turnover rate(c)	147%	172%	216%	199%	180%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs Emerging Markets Equity Insights Fund
	Investor Shares(a)
	Years Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$10.99	$8.53	$7.91	$8.97	$8.94
Net investment income(b)	0.21	0.18	0.12	0.14	0.13
Net realized and unrealized gain (loss)	(1.66)	2.38	0.59	(0.99)	0.02
Total from investment operations	(1.45)	2.56	0.71	(0.85)	0.15
Distributions to shareholders from net investment income	(0.15)	(0.10)	(0.09)	(0.14)	(0.12)
Distributions to shareholders from net realized gains	(0.42)	—	—	(0.07)	—
Total distributions	(0.57)	(0.10)	(0.09)	(0.21)	(0.12)
Net asset value, end of year	$8.97	$10.99	$8.53	$7.91	$8.97
Total return(c)	(13.90)%	30.47%	9.13%	(9.63)%	1.70%
Net assets, end of year (in 000s)	$96,779	$67,068	$2,565	$798	$875
Ratio of net expenses to average net assets	1.23%	1.26%	1.31%	1.33%	1.34%
Ratio of total expenses to average net assets	1.29%	1.29%	1.37%	1.42%	1.39%
Ratio of net investment income to average net assets	1.99%	1.81%	1.53%	1.63%	1.47%
Portfolio turnover rate(d)	147%	172%	216%	199%	180%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class P Shares
	April 16, 2018* to October 31, 2018
Per Share Data
Net asset value, beginning of period	$10.84
Net investment income(a)	0.18
Net realized and unrealized loss	(2.04)
Total from investment operations	(1.86)
Net asset value, end of period	$8.98
Total return(b)	(17.16)%
Net assets, end of period (in 000s)	$130,763
Ratio of net expenses to average net assets	1.08	%(c)
Ratio of total expenses to average net assets	1.17	%(c)
Ratio of net investment income to average net assets	3.36	%(c)
Portfolio turnover rate(d)	147%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class R Shares
	Years Ended October 31,				For the Period February 28, 2014* to October 31, 2014
	2018	2017	2016	2015
Per Share Data
Net asset value, beginning of period	$10.87	$8.44	$7.84	$8.94	$8.26
Net investment income(a)	0.15	0.10	0.08	0.09	0.02
Net realized and unrealized gain (loss)	(1.64)	2.40	0.59	(0.98)	0.66
Total from investment operations	(1.49)	2.50	0.67	(0.89)	0.68
Distributions to shareholders from net investment income	(0.10)	(0.07)	(0.07)	(0.14)	—
Distributions to shareholders from net realized gains	(0.42)	—	—	(0.07)	—
Total distributions	(0.52)	(0.07)	(0.07)	(0.21)	—
Net asset value, end of period	$8.86	$10.87	$8.44	$7.84	$8.94
Total return(b)	(14.34)%	29.86%	8.57%	(10.06)%	8.23%
Net assets, end of period (in 000s)	$20,852	$19,243	$9,363	$4,547	$998
Ratio of net expenses to average net assets	1.73%	1.77%	1.81%	1.83%	1.82	%(c)
Ratio of total expenses to average net assets	1.79%	1.79%	1.88%	1.93%	2.07	%(c)
Ratio of net investment income to average net assets	1.46%	1.06%	1.01%	1.10%	0.31	%(c)
Portfolio turnover rate(d)	147%	172%	216%	199%	180%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Emerging Markets Equity Insights Fund
	Class R6 Shares
	Years Ended October 31,			For the Period July 31, 2015* to October 31, 2015
	2018	2017	2016
Per Share Data
Net asset value, beginning of period	$11.00	$8.53	$7.91	$8.40
Net investment income(a)	0.29	0.19	0.10	0.01
Net realized and unrealized gain (loss)	(1.73)	2.39	0.62	(0.50)
Total from investment operations	(1.44)	2.58	0.72	(0.49)
Distributions to shareholders from net investment income	(0.16)	(0.11)	(0.10)	—
Distributions to shareholders from net realized gains	(0.42)	—	—	—
Total distributions	(0.58)	(0.11)	(0.10)	—
Net asset value, end of period	$8.98	$11.00	$8.53	$7.91
Total return(b)	(13.84)%	30.74%	9.27%	(5.83)%
Net assets, end of period (in 000s)	$621,590	$13,164	$1,637	$9
Ratio of net expenses to average net assets	1.08%	1.13%	1.13%	1.17	%(c)
Ratio of total expenses to average net assets	1.15%	1.13%	1.16%	1.28	%(c)
Ratio of net investment income to average net assets	2.78%	1.87%	1.26%	0.59	%(c)
Portfolio turnover rate(d)	147%	172%	216%	199%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Class A Shares
	Years Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$13.19	$10.53	$10.54	$10.69	$10.99
Net investment income(a)	0.23	0.18	0.18	0.18	0.37	(b)
Net realized and unrealized gain (loss)	(1.36)	2.71	(0.08)	0.08	(0.39)
Total from investment operations	(1.13)	2.89	0.10	0.26	(0.02)
Distributions to shareholders from net investment income	(0.18)	(0.23)	(0.11)	(0.41)	(0.28)
Net asset value, end of year	$11.88	$13.19	$10.53	$10.54	$10.69
Total return(c)	(8.71)%	28.07%	0.97%	2.58%	(0.14)%
Net assets, end of year (in 000s)	$184,222	$138,267	$104,736	$78,527	$79,214
Ratio of net expenses to average net assets	1.14%	1.21%	1.25%	1.27%	1.29%
Ratio of total expenses to average net assets	1.26%	1.35%	1.39%	1.37%	1.36%
Ratio of net investment income to average net assets	1.76%	1.54%	1.77%	1.70%	3.31	%(b)
Portfolio turnover rate(d)	124%	161%	176%	154%	142%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.13 per share and 1.18% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Class C Shares
	Years Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$12.91	$10.32	$10.36	$10.51	$10.83
Net investment income(a)	0.14	0.09	0.10	0.10	0.28	(b)
Net realized and unrealized gain (loss)	(1.34)	2.66	(0.08)	0.08	(0.37)
Total from investment operations	(1.20)	2.75	0.02	0.18	(0.09)
Distributions to shareholders from net investment income	(0.15)	(0.16)	(0.06)	(0.33)	(0.23)
Net asset value, end of year	$11.56	$12.91	$10.32	$10.36	$10.51
Total return(c)	(9.45)%	27.11%	0.22%	1.82%	(0.85)%
Net assets, end of year (in 000s)	$32,338	$14,886	$6,164	$4,409	$3,054
Ratio of net expenses to average net assets	1.89%	1.95%	2.00%	2.01%	2.04%
Ratio of total expenses to average net assets	2.01%	2.09%	2.14%	2.12%	2.11%
Ratio of net investment income to average net assets	1.11%	0.79%	1.02%	0.93%	2.61	%(b)
Portfolio turnover rate(d)	124%	161%	176%	154%	142%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.13 per share and 1.18% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Institutional Shares
	Years Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$13.57	$10.82	$10.83	$10.97	$11.29
Net investment income(a)	0.28	0.23	0.24	0.22	0.42	(b)
Net realized and unrealized gain (loss)	(1.41)	2.79	(0.10)	0.09	(0.40)
Total from investment operations	(1.13)	3.02	0.14	0.31	0.02
Distributions to shareholders from net investment income	(0.22)	(0.27)	(0.15)	(0.45)	(0.34)
Net asset value, end of year	$12.22	$13.57	$10.82	$10.83	$10.97
Total return(c)	(8.48)%	28.57%	1.34%	3.05%	0.22%
Net assets, end of year (in 000s)	$1,323,745	$1,012,010	$500,930	$642,473	$742,016
Ratio of net expenses to average net assets	0.81%	0.85%	0.85%	0.87%	0.89%
Ratio of total expenses to average net assets	0.87%	0.94%	0.99%	0.97%	0.96%
Ratio of net investment income to average net assets	2.08%	1.92%	2.25%	2.08%	3.74	%(b)
Portfolio turnover rate(d)	124%	161%	176%	154%	142%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.13 per share and 1.18% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Service Shares
	Years Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$13.32	$10.63	$10.64	$10.76	$11.06
Net investment income(a)	0.21	0.18	0.17	0.16	0.35	(b)
Net realized and unrealized gain (loss)	(1.38)	2.73	(0.08)	0.09	(0.37)
Total from investment operations	(1.17)	2.91	0.09	0.25	(0.02)
Distributions to shareholders from net investment income	(0.17)	(0.22)	(0.10)	(0.37)	(0.28)
Net asset value, end of year	$11.98	$13.32	$10.63	$10.64	$10.76
Total return(c)	(8.92)%	27.89%	0.87%	2.48%	(0.17)%
Net assets, end of year (in 000s)	$4,538	$4,073	$1,898	$1,641	$2,779
Ratio of net expenses to average net assets	1.31%	1.35%	1.35%	1.37%	1.39%
Ratio of total expenses to average net assets	1.37%	1.45%	1.49%	1.47%	1.45%
Ratio of net investment income to average net assets	1.57%	1.51%	1.60%	1.51%	3.17	%(b)
Portfolio turnover rate(d)	124%	161%	176%	154%	142%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.13 per share and 1.18% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Investor Shares(a)
	Years Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$12.97	$10.36	$10.38	$10.53	$10.86
Net investment income(b)	0.27	0.23	0.17	0.16	0.38	(c)
Net realized and unrealized gain (loss)	(1.35)	2.64	(0.05)	0.12	(0.38)
Total from investment operations	(1.08)	2.87	0.12	0.28	—	(d)
Distributions to shareholders from net investment income	(0.22)	(0.26)	(0.14)	(0.43)	(0.33)
Net asset value, end of year	$11.67	$12.97	$10.36	$10.38	$10.53
Total return(e)	(8.52)%	28.44%	1.22%	2.85%	0.12%
Net assets, end of year (in 000s)	$393,993	$147,186	$6,639	$1,666	$278
Ratio of net expenses to average net assets	0.89%	0.94%	1.00%	1.01%	1.04%
Ratio of total expenses to average net assets	1.01%	1.07%	1.14%	1.13%	1.10%
Ratio of net investment income to average net assets	2.09%	1.87%	1.65%	1.54%	3.52	%(c)
Portfolio turnover rate(f)	124%	161%	176%	154%	142%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from a corporate action which amounted to $0.13 per share and 1.18% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs International Equity Insights Fund
	Class P Shares
	April 16, 2018* to October 31, 2018
Per Share Data
Net asset value, beginning of period	$13.79
Net investment income(a)	0.12
Net realized and unrealized loss	(1.70)
Total from investment operations	(1.58)
Net asset value, end of period	$12.21
Total return(b)	(11.46)%
Net assets, end of period (in 000s)	$245,618
Ratio of net expenses to average net assets	0.78	%(c)
Ratio of total expenses to average net assets	0.87	%(c)
Ratio of net investment income to average net assets	1.65	%(c)
Portfolio turnover rate(d)	124%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Equity Insights Fund
	Class R Shares
	Years Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$12.85	$10.29	$10.34	$10.52	$10.85
Net investment income(a)	0.19	0.16	0.13	0.14	0.34	(b)
Net realized and unrealized gain (loss)	(1.33)	2.64	(0.06)	0.09	(0.38)
Total from investment operations	(1.14)	2.80	0.07	0.23	(0.04)
Distributions to shareholders from net investment income	(0.17)	(0.24)	(0.12)	(0.41)	(0.29)
Net asset value, end of year	$11.54	$12.85	$10.29	$10.34	$10.52
Total return(c)	(9.01)%	27.81%	0.67%	2.32%	(0.33)%
Net assets, end of year (in 000s)	$7,548	$7,071	$2,152	$186	$161
Ratio of net expenses to average net assets	1.40%	1.45%	1.50%	1.52%	1.54%
Ratio of total expenses to average net assets	1.51%	1.59%	1.64%	1.62%	1.61%
Ratio of net investment income to average net assets	1.49%	1.39%	1.28%	1.33%	3.09	%(b)
Portfolio turnover rate(d)	124%	161%	176%	154%	142%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from a corporate action which amounted to $0.13 per share and 1.18% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Insights Fund
	Class R6 Shares
	Years Ended October 31,			For the Period July 31, 2015* to October 31, 2015
	2018	2017	2016
Per Share Data
Net asset value, beginning of period	$13.56	$10.82	$10.83	$11.23
Net investment income(a)	0.33	0.23	0.14	0.04
Net realized and unrealized gain (loss)	(1.45)	2.78	0.01	(0.44)
Total from investment operations	(1.12)	3.01	0.15	(0.40)
Distributions to shareholders from net investment income	(0.22)	(0.27)	(0.16)	—
Net asset value, end of period	$12.22	$13.56	$10.82	$10.83
Total return(b)	(8.48)%	28.51%	1.37%	(3.56)%
Net assets, end of period (in 000s)	$415,327	$80,686	$46,707	$10
Ratio of net expenses to average net assets	0.79%	0.83%	0.83%	0.84	%(c)
Ratio of total expenses to average net assets	0.86%	0.93%	0.96%	0.93	%(c)
Ratio of net investment income to average net assets	2.45%	1.96%	1.32%	1.56	%(c)
Portfolio turnover rate(d)	124%	161%	176%	154%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Small Cap Insights Fund
	Class A Shares
	Years Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$13.39	$10.71	$10.42	$10.03	$10.62
Net investment income(a)	0.17	0.14	0.16	0.16	0.14
Net realized and unrealized gain (loss)	(1.39)	2.79	0.27	0.49	(0.34)
Total from investment operations	(1.22)	2.93	0.43	0.65	(0.20)
Distributions to shareholders from net investment income	(0.18)	(0.25)	(0.14)	(0.16)	(0.32)
Distributions to shareholders from net realized gains	(0.83)	—	—	(0.10)	(0.07)
Total distributions	(1.01)	(0.25)	(0.14)	(0.26)	(0.39)
Net asset value, end of year	$11.16	$13.39	$10.71	$10.42	$10.03
Total return(b)	(9.88)%	28.01%	4.17%	6.70%	(1.94)%
Net assets, end of year (in 000s)	$193,465	$211,268	$242,383	$204,067	$144,558
Ratio of net expenses to average net assets	1.26%	1.29%	1.30%	1.30%	1.30%
Ratio of total expenses to average net assets	1.31%	1.34%	1.39%	1.39%	1.39%
Ratio of net investment income to average net assets	1.34%	1.18%	1.55%	1.58%	1.33%
Portfolio turnover rate(c)	110%	129%	140%	131%	129%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Small Cap Insights Fund
	Class C Shares
	Years Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$12.95	$10.35	$10.11	$9.76	$10.40
Net investment income(a)	0.08	0.07	0.08	0.08	0.06
Net realized and unrealized gain (loss)	(1.35)	2.70	0.25	0.49	(0.33)
Total from investment operations	(1.27)	2.77	0.33	0.57	(0.27)
Distributions to shareholders from net investment income	(0.12)	(0.17)	(0.09)	(0.12)	(0.30)
Distributions to shareholders from net realized gains	(0.83)	—	—	(0.10)	(0.07)
Total distributions	(0.95)	(0.17)	(0.09)	(0.22)	(0.37)
Net asset value, end of year	$10.73	$12.95	$10.35	$10.11	$9.76
Total return(b)	(10.59)%	27.20%	3.27%	5.96%	(2.71)%
Net assets, end of year (in 000s)	$68,767	$65,194	$44,643	$38,777	$19,158
Ratio of net expenses to average net assets	2.01%	2.04%	2.05%	2.05%	2.05%
Ratio of total expenses to average net assets	2.06%	2.09%	2.14%	2.14%	2.15%
Ratio of net investment income to average net assets	0.61%	0.60%	0.83%	0.82%	0.57%
Portfolio turnover rate(c)	110%	129%	140%	131%	129%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Small Cap Insights Fund
	Institutional Shares
	Years Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$13.42	$10.73	$10.44	$10.05	$10.62
Net investment income(a)	0.21	0.21	0.21	0.20	0.17
Net realized and unrealized gain (loss)	(1.38)	2.77	0.26	0.49	(0.33)
Total from investment operations	(1.17)	2.98	0.47	0.69	(0.16)
Distributions to shareholders from net investment income	(0.23)	(0.29)	(0.18)	(0.20)	(0.34)
Distributions to shareholders from net realized gains	(0.83)	—	—	(0.10)	(0.07)
Total distributions	(1.06)	(0.29)	(0.18)	(0.30)	(0.41)
Net asset value, end of year	$11.19	$13.42	$10.73	$10.44	$10.05
Total return(b)	(9.53)%	28.59%	4.50%	7.11%	(1.54)%
Net assets, end of year (in 000s)	$2,250,288	$1,796,887	$1,118,478	$888,071	$668,746
Ratio of net expenses to average net assets	0.87%	0.90%	0.90%	0.90%	0.90%
Ratio of total expenses to average net assets	0.92%	0.94%	0.98%	0.99%	0.99%
Ratio of net investment income to average net assets	1.67%	1.77%	1.98%	1.97%	1.65%
Portfolio turnover rate(c)	110%	129%	140%	131%	129%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Year

	Goldman Sachs International Small Cap Insights Fund
	Investor Shares(a)
	Years Ended October 31,
	2018	2017	2016	2015	2014
Per Share Data
Net asset value, beginning of year	$13.36	$10.68	$10.40	$10.01	$10.59
Net investment income(b)	0.21	0.21	0.19	0.19	0.18
Net realized and unrealized gain (loss)	(1.40)	2.75	0.26	0.49	(0.35)
Total from investment operations	(1.19)	2.96	0.45	0.68	(0.17)
Distributions to shareholders from net investment income	(0.22)	(0.28)	(0.17)	(0.19)	(0.34)
Distributions to shareholders from net realized gains	(0.83)	—	—	(0.10)	(0.07)
Total distributions	(1.05)	(0.28)	(0.17)	(0.29)	(0.41)
Net asset value, end of year	$11.12	$13.36	$10.68	$10.40	$10.01
Total return(c)	(9.72)%	28.48%	4.33%	7.00%	(1.68)%
Net assets, end of year (in 000s)	$532,484	$344,700	$99,365	$40,890	$19,134
Ratio of net expenses to average net assets	1.01%	1.04%	1.05%	1.05%	1.05%
Ratio of total expenses to average net assets	1.06%	1.09%	1.13%	1.14%	1.14%
Ratio of net investment income to average net assets	1.68%	1.76%	1.83%	1.83%	1.66%
Portfolio turnover rate(d)	110%	129%	140%	131%	129%

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Goldman Sachs International Small Cap Insights Fund
	Class P Shares
	April 16, 2018* to October 31, 2018
Per Share Data
Net asset value, beginning of period	$13.08
Net investment income(a)	0.08
Net realized and unrealized loss	(1.95)
Total from investment operations	(1.87)
Net asset value, end of period	$11.21
Total return(b)	(14.30)%
Net assets, end of period (in 000s)	$90,943
Ratio of net expenses to average net assets	0.85	%(c)
Ratio of total expenses to average net assets	0.93	%(c)
Ratio of net investment income to average net assets	1.20	%(c)
Portfolio turnover rate(d)	110%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Small Cap Insights Fund
	Class R6 Shares
	Years Ended October 31,			For the Period July 31, 2015* to October 31, 2015
	2018	2017	2016
Per Share Data
Net asset value, beginning of period	$13.45	$10.75	$10.44	$10.75
Net investment income(a)	0.22	0.20	0.26	0.05
Net realized and unrealized gain (loss)	(1.40)	2.79	0.23	(0.36)
Total from investment operations	(1.18)	2.99	0.49	(0.31)
Distributions to shareholders from net investment income	(0.23)	(0.29)	(0.18)	—
Distributions to shareholders from net realized gains	(0.83)	—	—	—
Total distributions	(1.06)	(0.29)	(0.18)	—
Net asset value, end of period	$11.21	$13.45	$10.75	$10.44
Total return(b)	(9.57)%	28.67%	4.72%	(2.88)%
Net assets, end of period (in 000s)	$1,076,035	$116,788	$18,566	$10
Ratio of net expenses to average net assets	0.85%	0.88%	0.88%	0.90	%(c)
Ratio of total expenses to average net assets	0.92%	0.92%	0.97%	0.96	%(c)
Ratio of net investment income to average net assets	1.72%	1.58%	2.39%	1.94	%(c)
Portfolio turnover rate(d)	110%	129%	140%	131%

*	Commencement of Operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements

October 31, 2018

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Emerging Markets Equity Insights	A, C, Institutional, Investor, P(a), R and R6	Diversified
International Equity Insights	A, C, Institutional, Service, Investor, P(a), R and R6	Diversified
International Small Cap Insights	A, C, Institutional, Investor, P(a) and R6	Diversified

(a)	Commenced operations on April 16, 2018.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class P, Class R and Class R6 Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.   Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.   Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

74

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.   Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official

75

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.   Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the

76

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs for the valuation of Level 3 Assets and Liabilities.

C.   Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2018:

EMERGING MARKETS EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$96,545,629	$—
Asia	189,759,091	1,372,525,452	—
Europe	8,622,272	61,388,478	—
North America	40,560,266	—	—
South America	99,234,088	46,405,030	—
Investment Company	3,324	—	—
Securities Lending Reinvestment Vehicle	13,774,705	—	—
Total	$351,953,746	$1,576,864,589	$—

INTERNATIONAL EQUITY INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$857,672,278	$—
Australia and Oceania	3,405,594	227,987,314	—
Europe	73,949,315	1,326,301,865	—
North America	22,394,092	6,521,069	—
Investment Company	2,516	—	—
Securities Lending Reinvestment Vehicle	37,685,400	—	—
Total	$137,436,917	$2,418,482,526	$—

Derivative Type
Assets(b)
Futures Contracts	$15,632	$—	$—
Liabilities(b)
Futures Contracts	$(1,602,641)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

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Notes to Financial Statements (continued)

October 31, 2018

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

INTERNATIONAL SMALL CAP INSIGHTS

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$1,505,929,580	$—
Australia and Oceania	—	293,539,140	—
Europe	—	2,275,286,057	—
North America	—	9,430,137	—
Securities Lending Reinvestment Vehicle	95,184,269	—	—
Total	$95,184,269	$4,084,184,914	$—

Derivative Type
Assets(b)
Futures Contracts	$47,915	$—	$—
Liabilities(b)
Futures Contracts	$(3,434,324)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of October 31, 2018. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure:

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
International Equity Insights	Equity	Variation margin on futures contracts	$15,632	Variation margin on futures contracts	$(1,602,641)
International Small Cap Insights	Equity	Variation margin on futures contracts	47,915	Variation margin on futures contracts	(3,434,324)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of October 31, 2018 is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2018. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

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4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Emerging Markets Equity Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(6,927,275)	$(106,183)	397
International Equity Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	956,769	(2,409,361)	589
International Small Cap Insights	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(545,959)	(6,132,755)	1,207

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2018.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the fiscal year ended October 31, 2018, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Emerging Markets Equity Insights	1.00%	1.00%	0.90%	0.86%	0.84%	1.00%	1.00%
International Equity Insights	0.81	0.73	0.69	0.68	0.67	0.76	0.76
International Small Cap Insights	0.85	0.85	0.77	0.73	0.72	0.82	0.81

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.

The Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser of the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the fiscal year ended October 31, 2018, GSAM waived $8,658, $42,059 and $33,784 of the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These

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Notes to Financial Statements (continued)

October 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*	Service
Distribution and/or Service Plan	0.25%	0.75%	0.50%	0.25%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the fiscal year ended October 31, 2018, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Emerging Markets Equity Insights	$22,215	$1
International Equity Insights	51,316	92
International Small Cap Insights	60,058	—

D.  Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service and/or Shareholder Administration Plans to allow Class C and Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance and/or shareholder administration services to their customers who are beneficial owners of such shares. The Service and/or Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C or Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.18% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class P and Class R6 Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.05% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the International Equity Insights Fund through at least February, 28, 2019, and prior to such date, Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees. Prior to February 28, 2018, the transfer agency waiver was 0.03% for Class A, Class C, Investor and Class R Shares of the Emerging Markets Equity Insights Fund.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds are 0.054%, 0.004% and 0.014%, respectively. Prior to February 28, 2018, the Other Expense limitation was 0.114% for the Emerging Markets Equity Insights Fund. These Other Expense limitations will remain in place through at least February 28, 2019 for Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares, and through at least April 16, 2019 for Class P Shares, and prior to such dates GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2018, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Custody Fee Credits	Transfer Agency Waiver/Credits	Other Expense Reimbursement	Total Expense Reductions
Emerging Markets Equity Insights	$8,658	$16,381	$21,458	$983,337	$1,029,834
International Equity Insights	42,059	19,436	260,314	1,360,592	1,682,401
International Small Cap Insights	33,784	30,629	—	2,026,798	2,091,211

G.  Line of Credit Facility — As of October 31, 2018, the Funds participated in a $770,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2018, the Funds did not have any borrowings under the facility.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2018, Goldman Sachs earned $1,149, $3,616 and $879 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.

The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the fiscal year ended October 31, 2018:

Fund	Beginning Value as of October 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2018	Shares as of October 31, 2018	Dividend Income From Affiliated Investment Company
Emerging Markets Equity Insights	$13,192,045	$314,652,771	$(327,841,492)	$3,324	3,324	$71,763
International Equity Insights	18,058,167	916,618,059	(934,673,710)	2,516	2,516	395,979
International Small Cap Insights	19,637,019	1,281,600,379	(1,301,237,398)	—	—	335,356

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Notes to Financial Statements (continued)

October 31, 2018

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of October 31, 2018, the following Goldman Sachs Fund of Funds Portfolios and Goldman Sachs Global Tax-Aware Equity Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
Emerging Markets Equity Insights	8%	5%	7%

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2018, were as follows:

Fund	Purchases	Sales and Maturities
Emerging Markets Equity Insights	$3,538,172,687	$2,898,156,109
International Equity Insights	4,049,023,844	2,557,047,118
International Small Cap Insights	6,019,947,592	3,827,678,146

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% (prior to February 21, 2018, GSAM may have received a management fee of up to 0.205%) on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls

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7. SECURITIES LENDING (continued)

resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of October 31, 2018 are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended October 31, 2018, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the fiscal year ended October 31, 2018		Amounts Payable to Goldman Sachs upon Return of Securities Loaned as of October 31, 2018
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Emerging Markets Equity Insights	$53,577	$96,684	$1,179,075
International Equity Insights	106,871	58,703	9,422,220
International Small Cap Insights	170,691	236,714	25,011,794

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended October 31, 2018:

Fund	Beginning Value as of October 31, 2017	Purchases at Cost	Proceeds from Sales	Ending Value as of October 31, 2018
Emerging Markets Equity Insights	$3,016,125	$457,805,629	$(447,047,049)	$13,774,705
International Equity Insights	20,554,070	627,153,068	(610,021,738)	37,685,400
International Small Cap Insights	11,391,523	633,442,222	(549,649,476)	95,184,269

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2018 was as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Distributions paid from:
Ordinary income	$77,070,023	$25,018,929	$141,813,044
Net long-term capital gains	16,169,224	—	66,688,456
Total	$93,239,247	$25,018,929	$208,501,500

The tax character of distributions paid during the fiscal year ended October 31, 2017 was as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Distributions paid from:
Ordinary income	$11,233,299	$17,503,209	$40,009,741

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Notes to Financial Statements (continued)

October 31, 2018

8. TAX INFORMATION (continued)

As of October 31, 2018, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Undistributed ordinary income — net	$35,256,609	$40,430,919	$58,523,560
Capital loss carryforwards:
Expiring 2019(1)	$—	$(2,867,280)	$—
Perpetual long-term	—	—	(1,910,092)
Perpetual short-term	(12,296,197)	(8,036,292)	(11,974,303)
Total capital loss carryforwards	$(12,296,197)	$(10,903,572)	$(13,884,395)
Unrealized losses — net	(92,932,976)	(169,135,463)	(220,721,839)
Total accumulated losses — net	$(69,972,564)	$(139,608,116)	$(176,082,674)

(1)	Expiration occurs on October 31 of the year indicated.

As of October 31, 2018, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Equity Insights	International Equity Insights	International Small Cap Insights
Tax cost	$2,021,199,643	$2,722,787,050	$4,395,405,487
Gross unrealized gain	112,367,394	54,349,308	195,610,696
Gross unrealized loss	(205,300,370)	(223,484,771)	(416,332,535)
Net unrealized loss	$(92,932,976)	$(169,135,463)	$(220,721,839)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures, net mark to market gains (losses) on foreign currency contracts and differences in the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

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9. OTHER RISKS

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

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Notes to Financial Statements (continued)

October 31, 2018

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

In September 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2018-13 — Fair Value Measurement (Topic 820) Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in the ASU modify fair value measurement disclosures. The amendments are effective for the Fund’s fiscal year beginning after December 15, 2019. GSAM is currently evaluating the impact, if any, of the amendments.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Equity Insights Fund

	For the Fiscal Year Ended October 31, 2018		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	6,011,484	$64,604,928	6,421,661	$59,849,206
Reinvestment of distributions	460,132	4,851,613	70,269	561,447
Shares redeemed	(5,975,175)	(61,902,681)	(3,663,027)	(35,697,037)
	496,441	7,553,860	2,828,903	24,713,616
Class C Shares
Shares sold	532,926	5,660,930	616,534	5,942,070
Reinvestment of distributions	39,630	412,747	434	3,449
Shares redeemed	(251,334)	(2,520,831)	(55,934)	(554,634)
	321,222	3,552,846	561,034	5,390,885
Institutional Shares
Shares sold	75,219,315	791,620,923	77,768,288	728,999,323
Reinvestment of distributions	7,319,387	77,185,740	1,243,971	9,914,446
Shares redeemed	(108,575,239)	(1,138,039,633)	(43,719,591)	(403,630,614)
	(26,036,537)	(269,232,970)	35,292,668	335,283,155
Investor Shares(a)
Shares sold	10,050,495	103,888,715	6,569,794	64,751,247
Reinvestment of distributions	388,023	4,089,088	4,704	37,444
Shares redeemed	(5,748,668)	(57,976,922)	(775,022)	(7,861,487)
	4,689,850	50,000,881	5,799,476	56,927,204
Class P Shares(b)
Shares sold	16,111,028	167,993,767	—	—
Shares redeemed	(1,552,358)	(15,297,333)	—	—
	14,558,670	152,696,434	—	—
Class R Shares
Shares sold	823,248	8,559,179	913,392	8,520,635
Reinvestment of distributions	92,882	967,288	9,749	77,116
Shares redeemed	(332,000)	(3,382,408)	(262,524)	(2,451,266)
	584,130	6,144,059	660,617	6,146,485
Class R6 Shares
Shares sold	78,639,507	828,090,670	1,179,344	11,552,521
Reinvestment of distributions	79,132	834,501	3,213	25,576
Shares redeemed	(10,696,992)	(102,070,313)	(178,009)	(1,856,696)
	68,021,647	726,854,858	1,004,548	9,721,401
NET INCREASE	62,635,423	$677,569,968	46,147,246	$438,182,746

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 16, 2018.

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued)

October 31, 2018

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Equity Insights Fund

	For the Fiscal Year Ended October 31, 2018		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	11,261,835	$149,431,245	7,224,016	$85,161,927
Reinvestment of distributions	141,506	1,870,712	223,380	2,318,688
Shares redeemed	(6,369,387)	(82,885,765)	(6,911,967)	(81,132,314)
	5,033,954	68,416,192	535,429	6,348,301
Class C Shares
Shares sold	2,264,501	29,449,733	857,369	10,210,331
Reinvestment of distributions	16,331	211,493	8,808	90,019
Shares redeemed	(636,002)	(8,029,059)	(310,429)	(3,608,253)
	1,644,830	21,632,167	555,748	6,692,097
Institutional Shares
Shares sold	91,478,909	1,238,574,962	63,633,191	764,173,753
Reinvestment of distributions	1,043,352	14,147,857	1,240,673	13,200,757
Shares redeemed	(58,797,412)	(784,509,924)	(36,578,468)	(425,088,815)
	33,724,849	468,212,895	28,295,396	352,285,695
Service Shares
Shares sold	215,964	2,915,060	246,020	2,883,383
Reinvestment of distributions	4,253	56,775	3,062	32,121
Shares redeemed	(147,124)	(1,961,399)	(121,863)	(1,479,550)
	73,093	1,010,436	127,219	1,435,954
Investor Shares(a)
Shares sold	28,185,890	366,783,622	11,275,025	134,697,876
Reinvestment of distributions	235,317	3,049,705	21,379	217,635
Shares redeemed	(6,001,354)	(76,167,177)	(590,509)	(7,067,412)
	22,419,853	293,666,150	10,705,895	127,848,099
Class P Shares(b)
Shares sold	20,839,126	278,586,234	—	—
Shares redeemed	(720,751)	(9,528,009)	—	—
	20,118,375	269,058,225	—	—
Class R Shares
Shares sold	266,168	3,412,945	510,383	5,855,540
Reinvestment of distributions	5,144	66,202	1,738	17,607
Shares redeemed	(167,569)	(2,121,039)	(170,808)	(2,001,051)
	103,743	1,358,108	341,313	3,872,096
Class R6 Shares
Shares sold	31,719,574	426,173,960	4,429,721	57,350,913
Reinvestment of distributions	74,104	1,004,847	108,479	1,154,214
Shares redeemed	(3,741,875)	(50,166,486)	(2,906,927)	(35,654,791)
	28,051,803	377,012,321	1,631,273	22,850,336
NET INCREASE	111,170,500	$1,500,366,494	42,192,273	$521,332,578

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 16, 2018.

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Small Cap Insights Fund

	For the Fiscal Year Ended October 31, 2018		For the Fiscal Year Ended October 31, 2017

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	10,629,498	$136,561,855	8,147,806	$95,157,056
Reinvestment of distributions	1,228,989	15,454,307	496,957	5,123,623
Shares redeemed	(10,291,665)	(129,158,676)	(15,510,895)	(174,880,498)
	1,566,822	22,857,486	(6,866,132)	(74,599,819)
Class C Shares
Shares sold	2,369,851	29,581,255	1,702,930	20,030,155
Reinvestment of distributions	405,443	4,916,449	64,299	645,559
Shares redeemed	(1,399,827)	(16,949,764)	(1,044,544)	(11,569,553)
	1,375,467	17,547,940	722,685	9,106,161
Institutional Shares
Shares sold	131,991,496	1,677,126,324	59,209,609	701,106,521
Reinvestment of distributions	10,223,847	128,887,373	2,503,331	25,784,310
Shares redeemed	(74,897,320)	(941,892,126)	(32,079,647)	(373,764,899)
	67,318,023	864,121,571	29,633,293	353,125,932
Investor Shares(a)
Shares sold	34,703,673	441,487,215	21,211,154	249,312,952
Reinvestment of distributions	2,370,410	29,722,703	260,743	2,675,224
Shares redeemed	(14,999,067)	(184,268,946)	(4,969,452)	(57,556,066)
	22,075,016	286,940,972	16,502,445	194,432,110
Class P Shares(b)
Shares sold	8,452,181	106,889,938	—	—
Shares redeemed	(338,807)	(3,996,343)	—	—
	8,113,374	102,893,595	—	—
Class R6 Shares
Shares sold	96,609,922	1,228,465,737	7,486,171	90,471,482
Reinvestment of distributions	761,556	9,623,910	51,242	528,821
Shares redeemed	(10,061,202)	(127,894,386)	(580,912)	(6,992,467)
	87,310,276	1,110,195,261	6,956,501	84,007,836
NET INCREASE	187,758,978	$2,404,556,825	46,948,792	$566,072,220

(a)	Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)	Commenced operations on April 16, 2018.

89

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs Trust and Shareholders of Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Insights Fund and Goldman Sachs International Small Cap Insights Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Insights Fund and Goldman Sachs International Small Cap Insights Fund (three of the funds constituting Goldman Sachs Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 27, 2018

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Fund Expenses — Six Month Period Ended October 31, 2018 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class P, Class R or Class R6 Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class P, Class R and Class R6 Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 through October 31, 2018, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Equity Insights Fund				International Equity Insights Fund				International Small Cap Insights Fund
Share Class	Beginning Account Value 05/01/18	Ending Account Value 10/31/18		Expenses Paid for the 6 Months Ended 10/31/18*	Beginning Account Value 05/01/18	Ending Account Value 10/31/18		Expenses Paid for the 6 Months Ended 10/31/18*	Beginning Account Value 05/01/18	Ending Account Value 10/31/18		Expenses Paid for the 6 Months Ended 10/31/18*
Class A
Actual	$1,000	$832.30		$6.84	$1,000	$888.60		$5.43	$1,000	$863.80		$5.87
Hypothetical 5% return	1,000	1,017.74	+	7.53	1,000	1,019.46	+	5.80	1,000	1,018.90	+	6.36
Class C
Actual	1,000	828.30		10.28	1,000	885.10		8.98	1,000	860.50		9.38
Hypothetical 5% return	1,000	1,013.96	+	11.32	1,000	1,015.68	+	9.60	1,000	1,015.12	+	10.16
Institutional
Actual	1,000	834.00		5.04	1,000	889.40		3.81	1,000	865.40		4.04
Hypothetical 5% return	1,000	1,019.71	+	5.55	1,000	1,021.17	+	4.08	1,000	1,020.87	+	4.38
Service
Actual	N/A	N/A		N/A	1,000	888.10		6.19	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,018.65	+	6.61	N/A	N/A		N/A
Investor
Actual	1,000	832.90		5.68	1,000	889.50		4.24	1,000	864.70		4.70
Hypothetical 5% return	1,000	1,019.00	+	6.26	1,000	1,020.72	+	4.53	1,000	1,020.16	+	5.09
Class P
Actual	1,000	833.80		4.99	1,000	889.30		3.71	1,000	865.60		4.00
Hypothetical 5% return	1,000	1,019.76	+	5.50	1,000	1,021.27	+	3.97	1,000	1,020.92	+	4.33
Class R
Actual	1,000	831.10		7.98	1,000	887.00		6.61	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,016.48	+	8.79	1,000	1,018.20	+	7.07	N/A	N/A		N/A
Class R6
Actual	1,000	833.00		4.99	1,000	889.30		3.76	1,000	865.60		4.00
Hypothetical 5% return	1,000	1,019.76	+	5.50	1,000	1,021.22	+	4.02	1,000	1,020.92	+	4.33

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2018. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class P	Class R	Class R6
Emerging Markets Equity Insights	1.48%	2.23%	1.09%	N/A	1.23%	1.08%	1.73%	1.08%
International Equity Insights	1.14	1.89	0.80	1.30%	0.89	0.78	1.39	0.79
International Small Cap Insights	1.25	2.00	0.86	N/A	1.00	0.85	N/A	0.85

91

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Emerging Markets Equity Insights Fund, Goldman Sachs International Equity Insights Fund, and Goldman Sachs International Small Cap Insights Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2019 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2018 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), a benchmark performance index, and (in the case of the International Small Cap Insights Fund) a composite of accounts with comparable investment strategies managed by the Investment Adviser; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time ; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the regulatory and control environment in which the Funds and their service providers operate, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2017, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2018. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they

93

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the International Small Cap Insights Fund’s performance to that of a composite of accounts with comparable investment strategies managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees observed that the Emerging Markets Equity Insights Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2018. They noted also observed that the International Equity Insights Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group and had outperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2018. The Trustees observed that the International Small Cap Insights Fund’s Institutional Shares had placed in the first quartile of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the three-, five-, and ten-year periods and underperformed for the one-year period ended March 31, 2018.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

With respect to the International Equity Insights Fund, the Trustees noted that the management fee breakpoint schedule had been reduced at all asset levels since the Management Agreement was last approved. In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization had audited the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology and profitability analysis calculations. Profitability data for each Fund was provided for 2017 and 2016, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

94

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	International Equity Insights Fund			Emerging Markets Equity Insights Fund	International Small Cap Insights Fund
First $1 billion	0.81%	First $	2 billion	1.00%	0.85%
Next $1 billion	0.73	Next $	3 billion	0.90	0.77
Next $3 billion	0.69	Next $	3 billion	0.86	0.73
Next $3 billion	0.68	Over $	8 billion	0.84	0.72
Over $8 billion	0.67

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels, as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of the transfer agency fees paid by the International Equity Insights Fund’s Class A, Class C, Investor, Class R, and Class T Shares. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2019.

96

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 69	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Director, Emerson Center for the Arts and Culture (2011-2017); and Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Chair of the Board of Trustees — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Kathryn A. Cassidy Age: 64	Trustee	Since 2015	Ms. Cassidy is retired. Formerly, she was Advisor to the Chairman (May 2014-December 2014); and Senior Vice President and Treasurer (2008-2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Diana M. Daniels Age: 69	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013-Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Herbert J. Markley Age: 68	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009); and President, Agricultural Division, Deere & Company (2001-2007). Previously, Mr. Markley served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	None
Roy W. Templin Age: 58	Trustee	Since 2013

Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling, wall and suspension system solutions) (2016-Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014-2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Previously, Mr. Templin served as an Advisory Board Member of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (June 2013-October 2013).

Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.

				102	Armstrong World Industries, Inc. (a ceiling, wall and suspension systems solutions manufacturer)
Gregory G. Weaver Age: 67	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015-Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001-2005 and 2012-2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006-2012). Trustee — Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	102	Verizon Communications Inc.

97

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara Age: 56	President and Trustee	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

				154	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2018.
[2]	Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that (a) no Trustee shall hold office for more than 15 years and (b) a Trustee shall retire as of December 31st of the calendar year in which he or she reaches his or her 74th birthday, unless a waiver of such requirement shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of October 31, 2018, Goldman Sachs Trust consisted of 89 portfolios (88 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 19 portfolios (17 of which offered shares to the public); Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Private Markets Fund 2018 LLC, Goldman Sachs Private Markets Fund 2018 (A) LLC and Goldman Sachs Private Markets Fund 2018 (B) LLC each consisted of one portfolio; and Goldman Sachs ETF Trust consisted of 28 portfolios (14 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

98

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 56	Trustee and President	Since 2007

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 41	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Scott M. McHugh 200 West Street New York, NY 10282 Age: 47	Treasurer, Senior Vice President and Principal Financial Officer	Since 2009 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (February 2007-December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer, Senior Vice President and Principal Financial Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 50	Assistant Treasurer and Principal Accounting Officer	Since 2016 (Principal Accounting Officer since 2017)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC

(May 2010-October 2015).

Assistant Treasurer and Principal Accounting Officer — Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP Income Opportunities Fund; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Private Markets Fund 2018 LLC; Goldman Sachs Private Markets Fund 2018 (A) LLC; and Goldman Sachs Private Markets Fund 2018 (B) LLC.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-526-7384.
[1]	Information is provided as of October 31, 2018.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

99

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Goldman Sachs Trust — International Equity Insights Funds — Tax Information (Unaudited)

From distributions paid during the year ended October 31, 2018, the total amount of income received by the Emerging Markets Equity Insights, International Equity Insights, and International Small Cap Insights Funds from sources within foreign countries and possessions of the United States was $0.1488, $0.1524, and $0.1707 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Emerging Markets Equity Insights, International Equity Insights, and International Small Cap Insights Funds were 74.89%, 69.21%, and 71.21%, respectively. The total amount of taxes paid by the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds to such countries was $0.0310, $0.0141, and $0.0184 per share, respectively.

Pursuant to Section 852 of the Internal Revenue Code, the Emerging Markets Equity Insights and International Small Cap Insights Funds designate $16,169,224 and $66,688,456, respectively, or if different, the maximum amount allowable, as capital gain dividends paid during the year ended October 31, 2018.

For the year ended October 31, 2018, 19.79%, 74.71%, and 29.36% of the dividends paid from net investment company taxable income by the Emerging Markets Equity Insights, International Equity Insights, and International Small Cap Insights Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the fiscal year ended October 31, 2018, Emerging Markets Equity Insights and International Small Cap Insights Funds, designate $51,395,949 and $95,796,034, respectively, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

100

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.34 trillion in assets under supervision as of September 30, 2018, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	High Quality Floating Rate Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Income Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Income Fund
∎	Strategic Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund
∎	Total Emerging Markets Income Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Capital Growth Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Growth Opportunities Fund
∎	Rising Dividend Growth Fund
∎	Blue Chip Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund[4]
∎	International Equity ESG Fund[5]
∎	Asia Equity Fund
∎	Emerging Markets Equity Fund
∎	N-11 Equity Fund
∎	ESG Emerging Markets Equity Fund

Select Satellite

∎	Real Estate Securities Fund
∎	International Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Alternative Premia Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	MLP & Energy Fund
∎	Multi-Manager Alternatives Fund
∎	Absolute Return Multi-Asset Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager U.S. Dynamic Equity Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Equity Growth Strategy Portfolio
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Target Date 2020 Portfolio
∎	Target Date 2025 Portfolio
∎	Target Date 2030 Portfolio
∎	Target Date 2035 Portfolio
∎	Target Date 2040 Portfolio
∎	Target Date 2045 Portfolio
∎	Target Date 2050 Portfolio
∎	Target Date 2055 Portfolio
∎	Target Date 2060 Portfolio
∎	GQG Partners International Opportunities Fund
∎	Tactical Exposure Fund
[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[4]	Effective after the close of business on February 27, 2018, the Goldman Sachs Strategic International Equity Fund was renamed the Goldman Sachs International Equity Income Fund.
[5]	Effective after the close of business on February 27, 2018, the Goldman Sachs Focused International Equity Fund was renamed the Goldman Sachs International Equity ESG Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Jessica Palmer, Chair Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Roy W. Templin Gregory G. Weaver

OFFICERS

James A. McNamara, President

Scott M. McHugh, Treasurer, Senior Vice President

and Principal Financial Officer

Joseph F. DiMaria, Assistant Treasurer

and Principal Accounting Officer

Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission web site at http://www.sec.gov.

Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2018 Goldman Sachs. All rights reserved. 151429-OTU-889835 INTINSAR-18/183K

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2018	2017	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,567,290	$3,800,801	Financial Statement audits.

Audit-Related Fees:

• PwC	$398,872	$159,263	Other attest services.

Tax Fees:

• PwC	$1,143,903	$852,228	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2018	2017	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,897,685	$1,860,429	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2018 and October 31, 2017 were approximately $1,542,775 and $1,011,491 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2017 and December 31, 2016 were approximately $9.4 million and $11.4 million respectively. The figures for these entities are not yet available for the twelve months ended December 31, 2018. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2017 and 2016 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	January 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	January 4, 2019

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	January 4, 2019